                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549

                                                    FORM N-CSR

                    CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                                   Investment Company Act file number: 811-4603

                                            Thrivent Series Fund, Inc.
                                (Exact name of registrant as specified in charter)

                                              625 Fourth Avenue South
                                           Minneapolis, Minnesota 55415
                                (Address of principal executive offices) (Zip code)

                                        John C. Bjork, Assistant Secretary
                                              625 Fourth Avenue South
                                           Minneapolis, Minnesota 55415
                                      (Name and address of agent for service)

                        Registrant's telephone number, including area code: (612) 340-7005
                                       Date of fiscal year end: December 31
                                      Date of reporting period: June 30, 2004

Item 1. Report to Stockholders

[GRAPHIC OMITTED: Thrivent Financial for Lutherans TM]

Thrivent Series Fund, Inc.

Semiannual Report
June 30, 2004

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Table of Contents

President's Letter                                                  1

Economic and Market Overview                                        2

Portfolio Perspectives
Thrivent Technology Portfolio                                       4
Thrivent Partner Small Cap Growth Portfolio                         6
Thrivent Partner Small Cap Value Portfolio                          8
Thrivent Small Cap Stock Portfolio                                 10
Thrivent Small Cap Index Portfolio                                 12
Thrivent Mid Cap Growth Portfolio                                  14
Thrivent Mid Cap Growth Portfolio II                               16
Thrivent Mid Cap Stock Portfolio                                   18
Thrivent Mid Cap Index Portfolio                                   20
Thrivent Partner International Stock Portfolio                     22
Thrivent Partner All Cap Portfolio                                 24
Thrivent Large Cap Growth Portfolio                                26
Thrivent Large Cap Growth Portfolio II                             28
Thrivent Partner Growth Stock Portfolio                            30
Thrivent Large Cap Value Portfolio                                 32
Thrivent Large Cap Stock Portfolio                                 34
Thrivent Large Cap Index Portfolio                                 36
Thrivent Real Estate Securities Portfolio                          38
Thrivent Balanced Portfolio                                        40
Thrivent High Yield Portfolio                                      42
Thrivent Partner High Yield Portfolio                              44
Thrivent Income Portfolio                                          46
Thrivent Bond Index Portfolio                                      48
Thrivent Limited Maturity Bond Portfolio                           50
Thrivent Mortgage Securities Portfolio                             52
Thrivent Money Market Portfolio                                    54

Schedules of Investments
Thrivent Technology Portfolio                                      56
Thrivent Partner Small Cap Growth Portfolio                        59
Thrivent Partner Small Cap Value Portfolio                         63
Thrivent Small Cap Stock Portfolio                                 66
Thrivent Small Cap Index Portfolio                                 70
Thrivent Mid Cap Growth Portfolio                                  79
Thrivent Mid Cap Growth Portfolio II                               85
Thrivent Mid Cap Stock Portfolio                                   90
Thrivent Mid Cap Index Portfolio                                   94
Thrivent Partner International Stock Portfolio                    100
Thrivent Partner All Cap Portfolio                                105
Thrivent Large Cap Growth Portfolio                               108
Thrivent Large Cap Growth Portfolio II                            112
Thrivent Partner Growth Stock Portfolio                           116
Thrivent Large Cap Value Portfolio                                119
Thrivent Large Cap Stock Portfolio                                122
Thrivent Large Cap Index Portfolio                                125
Thrivent Real Estate Securities Portfolio                         132
Thrivent Balanced Portfolio                                       135
Thrivent High Yield Portfolio                                     155
Thrivent Partner High Yield Portfolio                             163
Thrivent Income Portfolio                                         171
Thrivent Bond Index Portfolio                                     177
Thrivent Limited Maturity Bond Portfolio                          189
Thrivent Mortgage Securities Portfolio                            195
Thrivent Money Market Portfolio                                   197

Statement of Assets and Liabilities                               200

Statement of Operations                                           205

Statement of Changes in Net Assets                                210

Notes to Financial Statements                                     215

Financial Highlights
Thrivent Technology Portfolio                                     230
Thrivent Partner Small Cap Growth Portfolio                       231
Thrivent Partner Small Cap Value Portfolio                        231
Thrivent Small Cap Stock Portfolio                                231
Thrivent Small Cap Index Portfolio                                230
Thrivent Mid Cap Growth Portfolio                                 231
Thrivent Mid Cap Growth Portfolio II                              231
Thrivent Mid Cap Stock Portfolio                                  232
Thrivent Mid Cap Index Portfolio                                  233
Thrivent Partner International Stock Portfolio                    233
Thrivent Partner All Cap Portfolio                                232
Thrivent Large Cap Growth Portfolio                               233
Thrivent Large Cap Growth Portfolio II                            233
Thrivent Partner Growth Stock Portfolio                           234
Thrivent Large Cap Value Portfolio                                235
Thrivent Large Cap Stock Portfolio                                235
Thrivent Large Cap Index Portfolio                                234
Thrivent Real Estate Securities Portfolio                         235
Thrivent Balanced Portfolio                                       235
Thrivent High Yield Portfolio                                     236
Thrivent Partner High Yield Portfolio                             237
Thrivent Income Portfolio                                         237
Thrivent Bond Index Portfolio                                     236
Thrivent Limited Maturity Bond Portfolio                          237
Thrivent Mortgage Securities Portfolio                            237
Thrivent Money Market Portfolio                                   237

Results of Special Shareholder Meetings
AAL Variable Products Series Fund, Inc.                           240
LB Series Fund, Inc.                                              241
Opportunity Growth Portfolio                                      244

Supplement to the Prospectus                                      245

[PHOTO OMITTED: PAMELA J. MORET]

Dear Member:

We are pleased to provide you with the semiannual report for the six months ended June 30, 2004, for the Thrivent Series Fund, Inc. In this report, you will find detailed information about each portfolio in the
Thrivent Series Fund, Inc., including summaries prepared by each portfolio manager highlighting performance, market conditions and management strategies during the six-month period. In addition, Russ
Swansen, Thrivent Financial's chief investment officer, reviews the larger economic environment in his Economic and Market Overview.

The six months provided a glimpse of our ever-changing financial markets as robust gains at the end of 2003 were tempered by interest rates and softer economic data late in the period, ending in mixed returns for investors. Changes in our asset management business have been occurring as well, led by the recent naming of Russ Swansen as our new chief investment officer. We are tremendously excited about the opportunity to bring Russ on board. His broad experience, talent and past successes will greatly benefit our shareholders. Russ takes over for Jim Abitz who retired at the end of 2003 after a career of more than 30 years in investment management and shareholder service.
We salute Jim's leadership, recognize his significant contributions and wish him well in all his future endeavors while at the same time welcoming Russ and his vision for our asset management capabilities on the road ahead.

In addition to naming a new chief investment officer, Thrivent
Financial coordinated the merger of its two variable contract mutual funds into a single fund -- Thrivent Series Fund, Inc. -- at the end of April. Thrivent Series Fund, Inc. offers:

(bullet) more investment options,

(bullet) greater asset class diversification potential

(bullet) multiple Partner Portfolios to complement our internally-run
Portfolios

Within the Thrivent Series Fund, Inc., product improvements continue:

(bullet) Matt Finn, an experienced and successful large-cap value portfolio manager, joined the equities area this past spring.

(bullet) Enhancements to our international stock option that combine top-shelf growth and value style managers into a unique investment offering.

(bullet) A small-cap growth stock portfolio that combines the expertise of two proven money management firms into an attractive long-term growth offering.

These changes are designed with you -- the member -- in mind, enabling the Thrivent Series Fund, Inc., to serve ever more of your investment needs.

On a final note, the past year was marked by revelations of ethical lapses and improper activities at a surprising number of asset management companies. This has been disappointing and alarming for the rest of us in the industry. As a member-owned fraternal benefit society, we've been in the integrity "business" for over a century and have remained committed to earning the trust of one very key group --
our investors. In fact, we are always looking for new opportunities to further bolster the trust our members put in us. To this end, we have been among the industry leaders in recently introducing leading-edge mutual fund board governance where seven of eight directors are independent of Thrivent's management and dedicated solely to our members' best interests.

Thank you for continuing to turn to us for your financial solutions.
We very much value your business.

Sincerely,

/S/ PAMELA J. MORET

Pamela J. Moret
Director and President
Thrivent Series Fund, Inc.

[PHOTO OMITTED: RUSSELL W. SWANSEN]

Russell W. Swansen                                         June 30, 2004
Senior Vice President and
Chief Investment Officer

Economic and Market Overview

Tempered market conditions prevailed over the six-month period ended
June 30, 2004, as the nation's economy continued to rebound strongly but investors increasingly focused on events overseas, the
sustainability of corporate profits and the threat of rising interest rates. Most asset classes registered gains over the period with the exception of higher-quality bond funds, which were hampered by rising rates. The period started strong as surging corporate profits teamed with robust economic growth but slowed in the spring months despite continued good economic news. Investors grappled first with the notion of higher interest rates and then with the extent and timing of the increases. Events overseas dominated news headlines and shrouded wave after wave of strong company earnings reports. Equities finished the period with solid gains stemming from strong corporate profitability and continued economic growth. High-quality bonds finished the period flat as higher interest rates loomed close on the horizon and inflation reappeared after a long hibernation. High-yield bonds registered positive returns but slowed near the end of the period over liquidity and interest rate concerns.

U.S. Economy

The nation's economic growth was vigorous over the period with solid year-over-year gross domestic product (GDP) increases of greater than
4% in both the first and second quarters. The magnitude of economic expansion convinced even skeptics that a broad economic recovery was continuing to build from 2001 lows. The improvement was largely attributable to the combination of companies rebuilding depleted inventories, high worker productivity rates and a marked increase in capital spending and business investment. Recently, businesses appear to have finally ramped up hiring as a sharp upturn in corporate profitability and output growth have built confidence that economic expansion will continue. Improved business capital spending should provide more balance to consumer spending in economic growth.

Inflation and Monetary Policy

The period began with only the slightest whiff of inflation but more obvious signs have recently surfaced in the form of a spike in energy and commodity prices. Inflationary pressures are likely to increase as business' pricing power improves and interest rates remain low.
Attractive interest rates and cheap debt capital were key themes early in the reporting period, but interest rates began to rise as the economy showed improvement and the long missing job creation piece of the economic puzzle began to fall into place in March and April.
Fiscal and monetary policy in the form of heavy government spending, tax cuts and very low interest rates fueled the U.S. economy over the six-month period.

Equity Performance

The six-month period ended June 30, 2004, provided good returns for equity investors as stocks of nearly all capitalization ranges and investment styles performed well. The rally, which began more than a year ago in March 2003, slowed over the six months as investors reaped gains and worried about international tensions and interest rates.
While the early part of the reporting period was characterized by a decidedly "lower-quality" bias that favored small and out-of-favor firms over larger, better-established companies, the second half witnessed a shift in favor of more conservative mid- and large-cap stocks, which had risen less in 2003. Nevertheless, smaller company stocks still performed best over the period as measured by the Russell
2000 Index's 6.79% return, while the mid-cap dominated S&P 400 provided a 6.08% return. The broad large-cap S&P 500 Index ended the six months with a 3.44% return.

In terms of investment styles, value-oriented stocks outpaced their more growth-oriented counterparts, but the gap narrowed substantially during the final months of the period as the important financials sector slipped on interest rate concerns.

A global economic recovery and low priced equities overseas provided a rewarding environment for international investors as well. Morgan
Stanley's EAFE Index -- a commonly used barometer for international stocks -- rose 4.86% over the six-month period.

Fixed Income Performance

A several year long stretch of high-quality bonds outperforming stocks came to an end over the period as the threat of higher interest rates and a much improved corporate profit environment made equity investing attractive again. Corporate bonds, especially those below investment grade, performed best amid a backdrop of low default rates and improved credit access. The specter of higher interest rates threatened the highest-quality U.S. Treasury offerings and investors shied away, driving prices lower. For the period, the Lehman Brothers
Aggregate Bond Index -- a proxy for the high-quality U.S. fixed income market -- produced a tepid 0.15% total return.

Bolstered by higher coupon payments, low default rates and strength in the equity markets, high-yield bonds as measured by the Lehman
Brothers High Yield Bond Index produced a 1.36% total return. Toward the end of the period, gains slowed as the high-yield market appeared somewhat extended in value and larger market participants such as pension funds redirected assets.

Outlook

The U.S. economy is on solid ground with the recovery of 2003 transitioning into job creation mode, albeit haltingly, in the spring months of 2004. High productivity, low interest rates, and an improving employment climate point to continued economic growth in the
4% range through the year. In short, the state of the economy is as sound as it has been in years and is broad based. Every major sector, and most industries, participated in the expansion over the past year.
As the stimulative effects of tax cuts and strong spending growth begin to taper off, we expect job and personal income growth as well as business spending to accelerate and keep the economy firmly on track. Some weaker economic reports are bound to surface as the economic recovery cycle ebbs and flows, but longer-term conditions appear favorable for solid growth.

With upward pressure on historically low interest rates, fixed-income investors will likely see tempered returns. The greatest impact will likely be on the longer-dated Treasury market, where interest rate risk is the greatest. Bonds that offer attractive yield spread over
Treasuries, including corporate investment grade, high yield, and some foreign bonds, may perform better over the next year or two. That said, we believe the Federal Reserve will act thoughtfully in the timing and pace of any future interest rate increases in an attempt to moderate uncertainty for market participants.

The stock market rarely moves upward in a steady way. The current
"sideways market" should not necessarily be viewed negatively. Such consolidation periods are a healthy and necessary part of longer-term market rallies as they help prepare for future gains and allow investors on the sideline to re-enter the market. Additional demand by investors was one reason the stock market performed so well in the fall and winter months last year. We expect more periodic pullbacks as investors reap profits and geopolitical events create uncertainty, but believe that the market is well positioned for a rewarding remainder of 2004 and beyond.

[PHOTOS OMITTED: BRIAN J. FLANAGAN AND JAMES A. GROSSMAN]

Thrivent Technology Portfolio

Brian J. Flanagan (left) and James A. Grossman (right), Portfolio
Co-Managers

The Thrivent Technology Portfolio seeks long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.*

Technology stocks etched out modest returns during the six months ending June 30, 2004. For the period, the Thrivent Technology
Portfolio posted a 0.76% net return, compared to a median return of
1.51% for the Portfolio's Lipper Inc. peer group of specialty funds.
The Portfolio's benchmark, the Goldman Sachs Technology Industry
Composite Index, posted a 0.74% return.

Stocks Give Back Early Gains

Most of the U.S. stock market's gains during the first half of 2004 occurred early in the year. From late January through June, however, the market lost much of its gains and remained stuck on concerns about higher inflation and oil prices, rising interest rates, the Iraq war, terrorism, and uncertainty about the upcoming U.S. presidential election. Also weighing down stocks were investor worries that companies would not be able to sustain their robust profit growth into the future.

Hardware, Software Stocks Helped Performance

The Portfolio performed in line with its benchmark index. However, it trailed its assigned Lipper peer group of specialty funds, which is not limited to portfolios of technology stocks but includes
concentrated or sector portfolios in the energy, financial and other specialized segments of the equity market.

The Portfolio's performance benefited from its overweighting of computer hardware and software companies, which enjoyed strong performance. Detracting from the Portfolio's performance was its overweighting of semiconductor equipment makers and its underweighting of semiconductor manufacturers and communications equipment companies.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Information Technology                 78.8%
Consumer Discretionary                  4.5%
Health Care                             3.4%
Communications Services                 1.5%
Industrials                             1.1%

Top 10 Holdings
(% of Portfolio)

Microsoft Corporation                           5.4%
Cisco Systems, Inc.                             4.5%
Dell, Inc.                                      4.4%
Intel Corporation                               3.5%
International Business Machines Corporation     2.5%
eBay, Inc.                                      2.4%
QUALCOMM, Inc.                                  2.3%
Apple Computer, Inc.                            2.0%
Yahoo!, Inc.                                    2.0%
Texas Instruments, Inc.                         1.7%

Footnote reads:
These holdings represent 30.7% of the total investment portfolio.

Footnotes read:
* The Portfolio primarily invests in technology-related industries; as a consequence, the Portfolio may be subject to greater price volatility than a portfolio investing in a broad range of industries.

  Quoted Top Industries and Top 10 Holdings are subject to change. The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

                           Portfolio Facts
                            June 30, 2004

Net Assets                   $52,220,088           NAV          $7.00
NAV -- High+          1/20/2004 -- $7.59
NAV -- Low+           5/17/2004 -- $6.42
Number of Holdings: 124          + For the six months ended June 30, 2004

             Average Annual Total Returns /1/
                      June 30, 2004

                                              From
                                            Inception
          1 Year                            3/1/2001
-----------------------------------------------------------
          24.55%                             -10.16%

Outlook

Looking forward, we expect technology stocks to deliver modest positive returns for the second half of 2004, driven by corporations'
slow, steady spending on information technology. For this to occur, however, corporate earnings estimates will have to remain reassuring.
There likely will be plenty of market volatility as well, as investors fret about inflation and rising interest rates, the Iraq situation, terrorism, and election uncertainty.

An improving economy will no longer benefit all technology stocks, only those whose companies deliver solid results. Therefore, stock selection will be key in the second half. Areas of opportunity that interest us include select semiconductor and computer hardware companies, as investors have over-discounted potential slowing growth.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment /1/

                                        Goldman
                                        Sachs
                                        Technology
                                        Industry       Consumer
                         Technology     Composite      Price
    Date                 Portfolio      Index***       Index**
------------------------------------------------------------------------
    March 1, 2001        10,000         10,000         10,000
             2001         8,110          8,358         10,023
             2001        10,020          9,953         10,063
             2001         9,570          9,556         10,108
             2001         9,680          9,582         10,125
             2001         8,750          8,900         10,097
             2001         7,580          7,741         10,097
             2001         5,920          6,176         10,142
             2001         6,850          7,168         10,108
             2001         7,940          8,389         10,091
             2001         7,870          8,241         10,051
             2002         7,740          8,232         10,074
             2002         6,620          7,132         10,114
             2002         7,130          7,640         10,171
             2002         6,280          6,704         10,228
             2002         5,956          6,431         10,228
             2002         5,142          5,522         10,233
             2002         4,620          4,963         10,245
             2002         4,520          4,899         10,279
             2002         3,776          4,025         10,296
             2002         4,556          4,904         10,321
             2002         5,353          5,762         10,321
             2002         4,588          4,923         10,299
             2003         4,601          4,879         10,344
             2003         4,671          4,953         10,424
             2003         4,626          4,898         10,487
             2003         5,085          5,409         10,464
             2003         5,609          6,012         10,447
             2003         5,618          5,997         10,458
             2003         5,940          6,342         10,470
             2003         6,271          6,780         10,509
             2003         6,103          6,681         10,544
             2003         6,679          7,333         10,532
             2003         6,792          7,474         10,504
             2003         6,944          7,590         10,492
             2004         7,226          7,946         10,544
             2004         7,110          7,721         10,600
             2004         6,936          7,508         10,669
             2004         6,494          7,071         10,703
             2004         6,815          7,463         10,766
    June 30, 2004        $6,997         $7,646        $10,800

Footnotes read:
**  The Consumer Price Index is an inflationary indicator
    that measures the change in the cost of a fixed basket of
    products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

*** The Goldman Sachs Technology Industry Composite Index is
    a modified capitalization-weighted index of selected
    technology stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect
    deductions for fees, expenses or taxes.

/1/ Past performance is not an indication of future results.
    Annualized total returns represent past performance and
    reflect changes in share prices, the reinvestment of all
    dividends and capital gains, and the effects of compounding.
    Not annualized for periods less than one year. Investment
    return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original
    cost. Current performance may be higher or lower than the
    performance data quoted. Call 800-THRIVENT or visit
    www.thrivent.com for more current performance results. At
    various times, the Portfolio's adviser reimbursed and/or
    paid non-advisory Portfolio expenses. Had the adviser not
    done so, the Portfolio's total returns would have been
    lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. The prospectus contains more complete information on the objectives, risks, charges and expenses of the investment company which
    investors should read and consider carefully before
    investing. Please read your prospectus carefully.

[GRAPHIC OMITTED: TURNER INVESTMENT PARTNERS, INC. AND WESTCAP INVESTORS LLC]

Thrivent Partner
Small Cap Growth Portfolio

Subadvised by Turner Investment Partners, Inc.
and Westcap Investors LLC

The Thrivent Partner Small Cap Growth Portfolio seeks long-term capital growth by investing primarily in a diversified portfolio of common stocks of U.S. small capitalization companies.

During this reporting period, subadvisers Turner Investment Partners and Westcap Investors began serving as subadvisers for Thrivent
Partner Small Cap Growth Portfolio, replacing subadviser Franklin
Advisers, Inc.

Both high- and low-quality segments of the small-cap market enjoyed periods of growth to the overall benefit of investors during the six-month period ended June 30, 2004. For the period, the Thrivent
Partner Small Cap Growth Portfolio produced a 4.02% total return, slightly outperforming the 3.98% median return of its Lipper Inc. peer group of similar small-cap growth portfolios. The Portfolio's market benchmark, the Russell 2000 Growth Index, produced a total return of
5.68%.

High Volatility, Steady Returns

The first six months of 2004 were characterized by high volatility in both the stock market and the economy. Interest rates declined sharply in the first quarter, reflecting concerns around the sustainability of the economic recovery. Oil prices exceeded $40 a barrel, and political uncertainty was a constant.

Despite the unsettling fundamental backdrop, small capitalization growth stocks continued to perform well in the first quarter, riding the very strong advance that began in 2003. Lower-quality segments of the markets also continued to produce strong returns in the first three months of 2004.

In the second quarter, economic activity accelerated, and investors accepted the changing monetary policy that resulted from the robust creation of jobs. As a result, the higher-quality segment of small-cap growth stocks experienced a renaissance while the more risky segments of the market underwent a period of correction and consolidation.
Small-capitalization stocks, over the entire period, achieved good levels of absolute returns.

Factors Impacting Performance

Overweights in the more economically sensitive segments of the market and good stock selection within those segments, particularly the energy and industrial sectors, aided the Portfolio's returns relative to its peers and benchmark during the period.

Offsetting those positive factors was an overweighted position in the weak-performing technology segment and sub-par stock selection within that group. In addition, poor stock selection in the broad consumer segments, both staples and cyclical, also detracted from the
Portfolio's returns versus its market benchmark.

In June, the Portfolio's sub-advisory relationship transitioned from
Franklin Templeton to Turner Investment Partners and Westcap
Investors. These two investment advisory organizations feature complementary approaches and substantial investment management expertise in small-cap growth stocks. We believe this dual-manager approach will result in diminished levels of volatility while still garnering competitive returns for investors.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Information Technology                 27.6%
Health Care                            14.4%
Consumer Discretionary                 12.7%
Financials                              8.5%
Industrials                             6.8%
Energy                                  4.0%
Materials                               1.9%
Consumer Staples                        1.0%
Communications Services                 0.7%

Top 10 Holdings
(% of Portfolio)

Inamed Corporation                      1.5%
Avocent Corporation                     1.4%
Hyperion Solutions Corporation          1.3%
ValueVision Media, Inc.                 1.3%
Benchmark Electronics, Inc.             1.3%
Rogers Corporation                      1.2%
Affiliated Managers Group, Inc.         1.2%
Fair Isaac Corporation                  1.1%
Semtech Corporation                     1.1%
Andrew Corporation                      1.1%

Footnote reads:
These holdings represent 12.5% of the total investment portfolio.

Footnote reads:
Quoted Top Industries and Top 10 Holdings are subject to change. The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

                           Portfolio Facts
                            June 30, 2004

Net Assets                    $48,864,712           NAV          $11.52
NAV -- High+          1/20/2004 -- $11.88
NAV -- Low+           5/17/2004 -- $10.58
Number of Holdings: 199          + For the six months ended June 30, 2004

             Average Annual Total Returns /1/
                      June 30, 2004

                                               From
                                            Inception
          1 Year                            11/30/2001
-----------------------------------------------------------
          30.58%                               5.63%

Outlook

Westcap Investors continually seeks attractively priced, high-quality companies in all parts of the economy. The strong fundamentals inherent in such companies should provide superior returns over a full cycle.

Our portfolio emphasis is focused on growth areas such as the technology, financial services, and consumer discretionary sectors. In addition, we continue to increase our weightings in the key growth sectors of health care and business services.

Westcap Investors is cognizant of the external threats to the economy, such as inflation, increased oil prices and the war on terror.
However, despite these reservations, we feel that corporate earnings will continue to post strong results, and we remain committed to investing in high-quality companies with appropriate valuation levels.

Turner Investment Partners shares this optimistic corporate-earnings outlook and, therefore, maintains a favorable outlook for the stock market. In the first quarter, the rate of positive earnings surprises for the S&P 500 Index companies was 75%; a trend -- notably above the long-term average -- that we anticipate will continue.

Despite a rise in energy prices and an increase in interest rates by the Federal Reserve Board during the second quarter, many analysts are forecasting that the overall economy, as measured by the gross domestic product, will grow by 4.6% or better this year. With interest rates still at relatively low levels, job growth better than expected, and businesses beginning to invest in capital improvements, we are optimistic that the U.S. economy will continue to improve.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment /1/

                         Partner        Russell
                         Small Cap      2000           Consumer
                         Growth         Growth         Price
Date                     Portfolio      Index*         Index**
------------------------------------------------------------------------
November 30, 2001        10,000         10,000         10,000
             2001        10,550         10,623          9,961
             2002        10,413         10,245          9,983
             2002         9,962          9,582         10,023
             2002        10,851         10,414         10,079
             2002        10,540         10,189         10,135
             2002        10,079          9,593         10,135
             2002         9,179          8,780         10,141
             2002         7,684          7,430         10,152
             2002         7,665          7,427         10,186
             2002         6,786          6,891         10,203
             2002         7,450          7,239         10,228
             2002         8,220          7,957         10,228
             2002         7,699          7,408         10,206
             2003         7,633          7,207         10,251
             2003         7,462          7,015         10,330
             2003         7,308          7,121         10,392
             2003         7,963          7,795         10,369
             2003         8,735          8,673         10,353
             2003         8,822          8,840         10,364
             2003         9,224          9,508         10,375
             2003        10,029         10,019         10,415
             2003         9,558          9,766         10,448
             2003        10,569         10,609         10,437
             2003        10,958         10,955         10,409
             2003        11,074         11,004         10,398
             2004        11,413         11,582         10,448
             2004        11,387         11,564         10,505
             2004        11,326         11,618         10,573
             2004        10,979         11,035         10,606
             2004        11,304         11,255         10,668
    June 30, 2004       $11,520        $11,629        $10,702

Footnotes read:
*  The Russell 2000 Growth Index is an index comprised of
   companies with a greater than average growth orientation
   within the Russell 2000 Index. The Russell 2000 Index is
   comprised of the 2,000 smaller companies in the Russell 3000
   Index, which represents the 3,000 largest companies based on market capitalization and is designed to represent the
   performance of about 98% of the U.S. equity market. It is
   not possible to invest directly in these Indexes. The
   performance of these indexes does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator
   that measures the change in the cost of a fixed basket of
   products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

/1/Past performance is not an indication of future results.
   Annualized total returns represent past performance and
   reflect changes in share prices, the reinvestment of all
   dividends and capital gains, and the effects of compounding.
   Not annualized for periods less than one year. Investment
   return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original
   cost. Current performance may be higher or lower than the
   performance data quoted. Call 800-THRIVENT or visit
   www.thrivent.com for more current performance results. At
   various times, the Portfolio's adviser reimbursed and/or
   paid non-advisory Portfolio expenses. Had the adviser not
   done so, the Portfolio's total returns would have been
   lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. The prospectus contains more complete information on the objectives, risks, charges and expenses of the investment company which
   investors should read and consider carefully before
   investing. Please read your prospectus carefully.

[LOGO OMITTED: T. ROWE PRICE]

Thrivent Partner
Small Cap Value Portfolio

Subadvised by T. Rowe Price Associates, Inc.

The Thrivent Partner Small Cap Value Portfolio seeks long-term growth of capital by investing primarily in a diversified portfolio of smaller capitalization common stocks.

During this reporting period, subadviser T. Rowe Price Associates,
Inc., began serving as subadviser for Thrivent Partner
Small Cap Value Portfolio.

Both low- and high-quality small-cap stocks enjoyed periods of growth and produced solid returns during the six-month period ended June 30,
2004. For the period, the Thrivent Partner Small Cap Value Portfolio produced a vigorous 9.23% total return. The Portfolio outperformed the
8.32% median return of its Lipper Inc. peer group of
small-capitalization value portfolios. The Portfolio's current benchmark, the Russell 2000 Value Index, returned 7.83%, while its previous benchmark, the S&P SmallCap 600/Barra Value Index, returned
9.79%. Because the Russell 2000 Value Index is more broad and representative of the companies in which the Portfolio invests, it will be used to compare performance of the Portfolio in the future.
This is the public benchmark most commonly used by advisors and consultants in reviewing small-capitalization value portfolios.

Small caps continue their advance

The first six months of 2004 witnessed a continuation of the strong advance in small-capitalization stocks that began in March 2003. In particular, within the small-cap segment, those companies and industries with a high degree of leverage to the economy, including industrials and materials, performed particularly well. Energy stocks also performed well in response to the systematically higher energy prices that were driven by strong demand, supply disruptions and instability in the Middle East.

Factors Impacting Performance

The Portfolio's holdings in the materials segment provided returns in line with its peers. However, while performing well on an absolute basis, the Portfolio's energy and industrial segment holdings did not keep pace with the unusually high returns to the Index segments.

Mitigating those results were particularly good returns to our holdings in the health-care, consumer and information-technology segments. These holdings provided returns in excess of their particular segments but also bettered the results of its market index.
In particular, our stocks in health-care equipment and providers, as well as pharmaceuticals produced above-market returns. The Portfolio's consumer discretionary and financials segments, both very large segments in the Russell 2000 Value Index, achieved results in line with the Index. For the full period, many of these countervailing forces offset each other, resulting in returns for the full portfolio that were broadly in line with the respective peer groups.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Financials                             20.0%
Industrials                            19.7%
Consumer Discretionary                 15.5%
Materials                              10.1%
Information Technology                 10.0%
Energy                                  6.5%
Health Care                             6.2%
Utilities                               2.9%
Consumer Staples                        1.3%

Top 10 Holdings
(% of Portfolio)

Landstar System, Inc.                       2.7%
Texas Regional Bancshares, Inc.             2.1%
Aaron Rents, Inc.                           2.0%
Ruby Tuesday, Inc.                          1.9%
Silicon Valley Bancshares                   1.6%
East West Bancorp, Inc.                     1.6%
Matthews International Corporation          1.5%
ProAssurance Corporation                    1.5%
First Republic Bank                         1.5%
Franklin Electric Company, Inc.             1.4%

Footnote reads:
These holdings represent 17.8% of the total investment portfolio.

Footnote reads:
Quoted Top Industries and Top 10 Holdings are subject to change. The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

                           Portfolio Facts
                            June 30, 2004

Net Assets          $44,558,871           NAV          $14.80
NAV -- High+          6/29/2004 -- $14.72
NAV -- Low+           5/17/2004 -- $13.38
Number of Holdings: 111          + For the six months ended June 30, 2004

                     Total Returns /1/
                      June 30, 2004

                                               From
                                            Inception
          1 Year                            4/30/2003
-----------------------------------------------------------
          38.67%                              45.14%

Outlook

The U.S. economy is in the midst of a classic expansion that is stimulating real volume-driven, top-line growth. Productivity continues to be high, and expense control remains a priority for well-run businesses. Combined, these factors provide an ideal backdrop for earnings and cash flow growth and, subsequently, higher stock prices.

Our economic outlook is a good complement to our strategy of identifying those companies with exposure and leverage to an expanding economy. We will maintain good exposure to the materials segment of the market as these companies tend to be direct beneficiaries of higher levels of economic activity, both domestically and abroad.
Dollar weakness over the last 18 months versus many foreign currencies has enhanced the competitiveness of domestic manufacturers and producers.

Capacity additions continue to be moderate in the face of sustained demand, supporting the concept of a prolonged profit cycle. The beneficiaries of these variables are those companies that package and transport those materials-companies that are also integral to the
Portfolio's investment strategy.

Interest rates are likely to move higher, negatively impacting margins in the banking industry, and we are underweighted in that sector. We do find select companies offering good values in the insurance and real estate industry. Energy continues to be an area that we believe offers good long-term opportunity, particularly those industries that benefit from increased exploration and production activity.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment /1/

                         Partner        S&P SmallCap
                         Small Cap      600/Barra      Russell        Consumer
                         Value          Value          2000 Value     Price
   Date                  Portfolio      Index*         Index**        Index***
------------------------------------------------------------------------------
   April 30, 2003        10,000         10,000         10,000         10,000
             2003        10,871         10,932         11,021          9,984
             2003        11,150         11,256         11,208          9,995
             2003        11,763         11,806         11,767         10,005
             2003        12,379         12,376         12,214         10,044
             2003        12,101         11,971         12,074         10,076
             2003        13,048         13,036         13,058         10,065
             2003        13,590         13,575         13,559         10,038
             2003        14,155         13,954         14,050         10,027
             2004        14,594         14,287         14,535         10,076
             2004        14,958         14,626         14,817         10,131
             2004        15,039         14,884         15,022         10,196
             2004        14,539         14,337         14,245         10,229
             2004        14,649         14,517         14,417         10,288
    June 30, 2004       $15,462        $15,321        $15,149        $10,321

Footnotes read:
*   The S&P SmallCap 600/Barra Value Index is a
    capitalization-weighted index that comprises all of the
    stocks in the S&P SmallCap 600 Index that have low
    price-to-book ratios. It is not possible to invest directly in these Indexes. The performance of these Indexes does not reflect deductions for fees, expenses or taxes.

**  The Russell 2000 Value Index is an index comprised of
    companies with a greater than average value orientation
    within the Russell 2000 index. It is not possible to invest directly in these Indexes. The performance of these Indexes does not reflect deductions for fees, expenses or taxes. The composition of the Russell 2000 Value Index serves as a
    better reflection of the Portfolio's current investment
    strategy than does the S&P 600/Barra Value Index.

*** The Consumer Price Index is an inflationary indicator
    that measures the change in the cost of a fixed basket of
    products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

/1/ Past performance is not an indication of future results.
    Annualized total returns represent past performance and
    reflect changes in share prices, the reinvestment of all
    dividends and capital gains, and the effects of compounding.
    Not annualized for periods less than one year. Investment
    return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original
    cost. Current performance may be higher or lower than the
    performance data quoted. Call 800-THRIVENT or visit
    www.thrivent.com for more current performance results. At
    various times, the Portfolio's adviser reimbursed and/or
    paid non-advisory Portfolio expenses. Had the adviser not
    done so, the Portfolio's total returns would have been
    lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. The prospectus contains more complete information on the objectives, risks, charges and expenses of the investment company which
    investors should read and consider carefully before
    investing. Please read your prospectus carefully.

[PHOTO OMITTED: CHRISTOPHER J. SERRA]

Thrivent Small Cap Stock Portfolio

Christopher J. Serra, Portfolio Manager

The Thrivent Small Cap Stock Portfolio seeks long-term capital growth by investing primarily in small company common stocks and securities convertible into small company common stocks.

A growing palatability for risk and continued confidence about a sustainable economic recovery helped small-cap stocks outpace their large- and mid-cap counterparts to produce strong returns during the six-month period ended June 30, 2004. During the period, the Thrivent
Small Cap Stock Portfolio produced an 8.18% total return,
outperforming the 6.58% median return of its Lipper Inc. peer group of similar small-cap stock portfolios and the 6.79% return of its current benchmark, the Russell 2000 Index. The Portfolio's previous market benchmark, the S&P Small Cap 600 Index, returned 10.05%. Because the
Russell 2000 Index is more broad and representative of the companies in which the Portfolio invests, it will be used to compare performance of the Portfolio in the future. This is the public benchmark most commonly used by advisors and consultants in reviewing
small-capitalization stock portfolios.

A Steady, Rational Environment

The outperformance of small-cap stocks during the period cannot be tied to any single factor. Rather, the confluence of several significant conditions created an environment amenable to positive small-cap returns.

As we anticipated, stronger-than-expected corporate operating leverage helped pace impressive earnings for many companies as sales remained strong. These continued positive earnings reports helped win the confidence of a growing percentage of investors who believe the economic recovery is indeed sustainable. In addition, the combination of small caps' four-year run of impressive returns and traditionally high liquidity in January proved extremely attractive to many investors. The result was greatly increased inflows of money in the small-cap sector at the beginning of the period.

While the specter of potentially volatile geopolitical events and the
U.S. election will likely weigh heavily on investors in the second half of 2004, their effect during the period was minimal, producing a steady and rational environment that was amenable to growth.

Factors Impacting Performance

After an impressive run for lower-quality stocks in 2003,
higher-quality names reasserted their power during the period. In addition to reaffirming the value of the Portfolio's emphasis on higher-quality stocks, this reversal helped lead its outperformance of the Russell 2000, a broader index, which traditionally carries a higher percentage of lower-quality, more speculative names.

This high-quality bias is also responsible for a portion of the
Portfolio's outperformance versus its Lipper Inc. peer group. Other significant factors were strong sector allocations and positive stock selections within those sectors. The Portfolio's overweighted stance in health care proved particularly fortuitous. Improving consumer confidence and a strengthening economy also helped spur exceptional performance in the Portfolio's consumer discretionary sector. In addition, the Portfolio's positioning toward an increasing interest rate environment also aided returns during the period.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Financials                             14.9%
Industrials                            14.6%
Information Technology                 13.9%
Consumer Discretionary                 13.8%
Health Care                            10.5%
Energy                                  5.5%
Materials                               3.9%
Consumer Staples                        2.5%
Utilities                               1.3%

Top 10 Holdings
(% of Portfolio)

S&P SmallCap 600 Index Fund I Shares                  1.7%
Investors Financial Services Corporation              0.7%
MacDermid, Inc.                                       0.7%
United Surgical Partners International, Inc.          0.7%
MSC Industrial Direct Company, Inc.                   0.7%
Wind River Systems, Inc.                              0.6%
Global Payments, Inc.                                 0.6%
Cooper Companies, Inc.                                0.6%
IDEX Corporation                                      0.6%
HCC Insurance Holdings, Inc.                          0.6%

Footnote reads:
These holdings represent 7.5% of the total investment portfolio.

Footnote reads:
Quoted Top Industries and Top 10 Holdings are subject to change. The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

                           Portfolio Facts
                            June 30, 2004

Net Assets          $185,734,776          NAV          $13.18
NAV -- High+            4/5/2004 -- $13.30
NAV -- Low+            5/17/2004 -- $12.03
Number of Holdings: 226          + For the six months ended June 30, 2004

             Average Annual Total Returns /1/
                      June 30, 2004

                                               From
                                            Inception
          1 Year                             3/1/2001
-----------------------------------------------------------
          34.11%                               9.20%

Outlook

Although negative market performance in June dampened what had been a very strong six-month period for small caps, we believe there is still reason for optimism for the next 18 months to two years. The economy remains healthy. Although consumer spending continues to be strong, the spending baton has clearly been passed from the consumer to corporations. The combination of rising corporate profits and solid balance sheets -- especially in the small cap area -- should help maintain active spending.

In the short term, however, we anticipate what might be described as a
"sloppy" market, marked by significant volatility. Terrorism, oil prices, rising interest rates and the deceleration of the Chinese economy, could all contribute to uncertainty and unevenness in the next six months.

In such an environment, stock picking, rather than sector allocation, takes center stage. Fortunately, such an environment is also conducive to our strategy of taking advantage of inefficiencies in the market by identifying solid companies with good outlooks. Given the number of good valuations currently available in the small-cap market, we are optimistic about our ability to execute that strategy.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment /1/

                         Small Cap                     Russell        Consumer
                         Stock          S&P SmallCap   2000           Price
    Date                 Portfolio      600 Index*     Index**        Index***
------------------------------------------------------------------------------
    March 1, 2001        10,000         10,000         10,000         10,000
             2001         9,490          9,543          9,511         10,023
             2001        10,240         10,270         10,255         10,063
             2001        10,500         10,467         10,507         10,108
             2001        10,790         10,850         10,870         10,125
             2001        10,620         10,669         10,281         10,097
             2001        10,350         10,426          9,949         10,097
             2001         9,060          9,016          8,610         10,142
             2001         9,750          9,497          9,114         10,108
             2001        10,400         10,192          9,819         10,091
             2001        11,110         10,882         10,425         10,051
             2002        11,090         10,976         10,317         10,074
             2002        10,689         10,788         10,034         10,114
             2002        11,391         11,640         10,841         10,171
             2002        11,381         11,969         10,939         10,228
             2002        11,053         11,473         10,454         10,228
             2002        10,394         10,880          9,935         10,233
             2002         9,035          9,343          8,435         10,245
             2002         9,064          9,432          8,414         10,279
             2002         8,482          8,855          7,810         10,296
             2002         8,722          9,138          8,061         10,321
             2002         9,325          9,613          8,779         10,321
             2002         8,842          9,290          8,292         10,299
             2003         8,620          8,970          8,063         10,344
             2003         8,413          8,683          7,820         10,424
             2003         8,361          8,751          7,920         10,487
             2003         9,006          9,461          8,671         10,464
             2003         9,772         10,224          9,600         10,447
             2003         9,999         10,490          9,775         10,458
             2003        10,524         11,035         10,386         10,470
             2003        11,165         11,572         10,862         10,509
             2003        10,758         11,232         10,662         10,544
             2003        11,634         12,205         11,557         10,532
             2003        12,082         12,667         11,967         10,504
             2003        12,396         12,891         12,211         10,492
             2004        12,821         13,262         12,743         10,544
             2004        13,112         13,517         12,857         10,600
             2004        13,165         13,695         12,976         10,669
             2004        12,784         13,240         12,315         10,703
             2004        12,891         13,443         12,513         10,766
    June 30, 2004       $13,410        $14,188        $13,041        $10,800

Footnotes read:
*   The S&P SmallCap 600 Index is an index that represents
    the average performance of a group of 600 small
    capitalization stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**  The Russell 2000 Index is an index comprised of the
    2,000 smaller companies in the Russell 3000 index. It is not possible to invest directly in these Indexes. The
    performance of these Indexes does not reflect deductions for fees, expenses or taxes. The composition of the Russell 2000 index serves as a better reflection of the Portfolio's
    current investment strategy than does the S&P SmallCap 600
    Index.

*** The Consumer Price Index is an inflationary indicator
    that measures the change in the cost of a fixed basket of
    products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

/1/ Past performance is not an indication of future results.
    Annualized total returns represent past performance and
    reflect changes in share prices, the reinvestment of all
    dividends and capital gains, and the effects of compounding.
    Not annualized for periods less than one year. Investment
    return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original
    cost. Current performance may be higher or lower than the
    performance data quoted. Call 800-THRIVENT or visit
    www.thrivent.com for more current performance results. At
    various times, the Portfolio's adviser reimbursed and/or
    paid non-advisory Portfolio expenses. Had the adviser not
    done so, the Portfolio's total returns would have been
    lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. The prospectus contains more complete information on the objectives, risks, charges and expenses of the investment company which
    investors should read and consider carefully before
    investing. Please read your prospectus carefully.

[PHOTO OMITTED: KEVIN R. BRIMMER]

Thrivent Small Cap Index Portfolio

Kevin R. Brimmer, Portfolio Manager

The Thrivent Small Cap Index Portfolio strives for capital growth that approximates the performance of the S&P SmallCap 600 Index* by investing primarily in the common stocks of the Index.

The Thrivent Small Cap Index Portfolio gained 9.79% over the six-month period ended June 30, 2004, while the Portfolio's industry benchmark, the S&P SmallCap 600 Index, returned 10.05% over the same time frame.
The difference between the Portfolio and Index returns was primarily the result of expenses charged to the Portfolio that are not applicable to the Index. We achieved the Portfolio's objective of providing returns that approximate those of the benchmark S&P SmallCap
600 Index.

Market Leadership Stayed with Small-Cap Stocks

Small-cap stocks again turned in strong results for the first half of
2004 after an outstanding year for the market segment in 2003.
Although stocks showed strength across the board due to positive news for corporate earnings, smaller and medium-sized companies outpaced larger ones during the reporting period. Based on history, smaller companies typically do outperform larger ones in the first stages of an economic recovery. Despite the solid performance, the markets continued to experience a historically high level of volatility.
Investor concerns over a number of factors including energy prices, the Iraq war, rising interest rates and a recent uptick in inflation contributed to the market's uneasiness.

Value-oriented stocks outpaced more growth-oriented names during the period. In addition, all sectors in the small-cap market had positive six-month performance. The three top-performing sectors in the small-cap arena were industrials, health care and energy. On the other hand, the sectors showing the worst performance during the period were telecommunication services, consumer staples and utilities.

Because we use an indexing approach to manage the Thrivent Small Cap
Index Portfolio, we have no active stock selection process. Our goal is to maintain a fully invested portfolio that replicates the composition and performance of the S&P SmallCap 600 Index, while keeping transaction costs to a minimum. The Index, which is one of the most widely used gauges of small-sized companies, represents approximately 3% of the U.S. stock market and covers all major market sectors. During the semiannual reporting period, the Portfolio owned all 600 companies within the benchmark.

We carefully monitor the S&P SmallCap 600 Index for any daily company changes and quarterly sector and market-capitalization rebalancing and alter the Portfolio accordingly. Generally, variances in performance relative to the Index are a result of expenses,
transaction costs and minor differences in Portfolio composition relative to the Index. As the amount of assets in the Portfolio grows, these variables will have less of an impact on performance.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Industrials                            15.3%
Consumer Discretionary                 13.8%
Information Technology                 13.0%
Financials                             11.3%
Health Care                            10.3%
Energy                                  4.5%
Materials                               4.5%
Utilities                               2.9%
Consumer Staples                        2.8%
Communications Services                 0.3%

Top 10 Holdings
(% of Portfolio)

NVR, Inc.                                   0.5%
Urban Outfitters, Inc.                      0.4%
Timken Company                              0.4%
Medicis Pharmaceutical Corporation          0.4%
IDEXX Laboratories, Inc.                    0.4%
Massey Energy Company                       0.4%
Patina Oil & Gas Corporation                0.4%
Roper Industries, Inc.                      0.4%
M.D.C. Holdings, Inc.                       0.3%
Cooper Companies, Inc.                      0.3%

Footnote reads:
These holdings represent 3.9% of the total investment portfolio.

Footnote reads:
Quoted Top Industries and Top 10 Holdings are subject to change. The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

                           Portfolio Facts
                            June 30, 2004

Net Assets         $438,415,577           NAV          $17.32
NAV -- High+          6/29/2004 -- $17.20
NAV -- Low+           5/17/2004 -- $15.49
Number of Holdings: 604          + For the six months ended June 30, 2004

             Average Annual Total Returns /1/
                      June 30, 2004

                                               From
                                             Inception
1 Year              5-Year                   6/14/1995
-----------------------------------------------------------
34.70%              10.29%                    12.11%

Outlook

Going forward, we remain optimistic about the stock market based on the improving U.S. economy and strong corporate profits. However, these positive factors may be tempered by the many potential uncertainties on the horizon such as high energy prices, Federal
Reserve interest rate moves, inflation expectations, the November elections and the situation in Iraq to name a few. We believe these factors will most likely lead to even more volatility than the heightened levels we've seen over the past few years. We do anticipate at some point that the market leadership will shift toward somewhat larger-sized companies as the economic recovery continues. However, we believe in uncertain market times, an indexed product is an ideal place to invest your money. The Thrivent Small Cap Index Portfolio offers you returns that are in line with the market while giving you broad exposure to small-cap companies.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment /1/

                         Small Cap      S&P            Consumer
                         Index          SmallCap       Price
    Date                 Portfolio      600 Index*     Index**
------------------------------------------------------------------------
    June 14, 1995        10,000         10,000         10,000
             1995        10,110         10,159         10,020
             1995        10,695         10,936         10,020
             1995        10,900         11,173         10,046
             1995        10,980         11,458         10,066
             1995        10,496         10,892         10,099
             1995        10,892         11,323         10,092
             1995        11,070         11,510         10,085
             1996        11,035         11,535         10,145
             1996        11,309         11,913         10,177
             1996        11,654         12,168         10,230
             1996        12,285         12,867         10,269
             1996        12,613         13,324         10,289
             1996        12,047         12,802         10,296
             1996        11,091         11,921         10,315
             1996        11,734         12,657         10,335
             1996        12,243         13,213         10,368
             1996        12,187         13,121         10,401
             1996        12,832         13,803         10,421
             1996        13,084         13,964         10,421
             1997        13,506         14,196         10,453
             1997        13,499         13,903         10,486
             1997        12,968         13,189         10,512
             1997        13,172         13,351         10,526
             1997        14,307         14,919         10,519
             1997        14,779         15,578         10,532
             1997        16,041         16,557         10,545
             1997        16,348         16,974         10,565
             1997        17,325         18,097         10,591
             1997        16,478         17,316         10,618
             1997        16,313         17,189         10,611
             1997        16,403         17,537         10,598
             1998        16,373         17,195         10,618
             1998        17,785         18,761         10,637
             1998        18,457         19,477         10,657
             1998        18,560         19,592         10,677
             1998        17,585         18,555         10,696
             1998        17,627         18,609         10,710
             1998        16,282         17,185         10,723
             1998        13,162         13,868         10,736
             1998        13,966         14,718         10,749
             1998        14,625         15,401         10,775
             1998        15,442         16,268         10,775
             1998        16,425         17,308         10,769
             1999        16,227         17,090         10,795
             1999        14,765         15,550         10,808
             1999        14,946         15,751         10,841
             1999        15,943         16,791         10,920
             1999        16,324         17,200         10,920
             1999        17,249         18,179         10,920
             1999        17,091         18,019         10,953
             1999        16,345         17,226         10,979
             1999        16,403         17,299         11,032
             1999        16,368         17,255         11,051
             1999        17,043         17,977         11,058
             1999        18,428         19,455         11,058
             2000        17,856         18,852         11,084
             2000        20,222         21,376         11,150
             2000        19,475         20,586         11,242
             2000        19,130         20,233         11,248
             2000        18,552         19,634         11,255
             2000        19,637         20,794         11,321
             2000        19,151         20,284         11,340
             2000        20,839         22,082         11,354
             2000        20,270         21,481         11,413
             2000        20,402         21,615         11,432
             2000        18,297         19,365         11,439
             2000        20,497         21,750         11,432
             2001        21,370         22,683         11,505
             2001        20,073         21,299         11,551
             2001        19,178         20,322         11,577
             2001        20,627         21,871         11,623
             2001        21,010         22,289         11,675
             2001        21,769         23,106         11,695
             2001        21,411         22,720         11,662
             2001        20,923         22,202         11,662
             2001        18,097         19,201         11,715
             2001        19,049         20,224         11,675
             2001        20,430         21,704         11,656
             2001        21,804         23,173         11,610
             2002        21,965         23,375         11,636
             2002        21,596         22,973         11,682
             2002        23,296         24,787         11,748
             2002        23,938         25,488         11,813
             2002        22,939         24,433         11,813
             2002        21,749         23,169         11,820
             2002        18,699         19,896         11,833
             2002        18,877         20,086         11,873
             2002        17,718         18,857         11,892
             2002        18,271         19,459         11,922
             2002        19,213         20,472         11,922
             2002        18,562         19,782         11,896
             2003        17,920         19,102         11,948
             2003        17,337         18,491         12,040
             2003        17,465         18,636         12,113
             2003        18,869         20,148         12,086
             2003        20,381         21,771         12,067
             2003        20,902         22,338         12,080
             2003        21,984         23,499         12,093
             2003        23,046         24,642         12,139
             2003        22,367         23,918         12,178
             2003        24,293         25,991         12,165
             2003        25,201         26,975         12,132
             2003        25,645         27,452         12,119
             2004        26,384         28,241         12,178
             2004        26,879         28,784         12,244
             2004        27,215         29,163         12,323
             2004        26,294         28,196         12,363
             2004        26,692         28,627         12,435
    June 30, 2004       $28,154        $30,213        $12,474

Footnotes read:
*  The S&P SmallCap 600 Index is an index that represents
   the average performance of a group of 600 small
   capitalization stocks. "S&P SmallCap 600 Index" is a
   trademark of The McGraw-Hill Companies, Inc. and has been
   licensed for use by Thrivent Financial for Lutherans. The
   product is not sponsored, endorsed or promoted by Standard &
   Poor's and Standard & Poor's makes no representation
   regarding the advisability of investing in the product. It is not possible to invest directly in the Index. Index funds are subject to the same market risks associated with the
   stocks in their respective indexes. The performance of the
   Index does not reflect deductions for fees, expenses or
   taxes.

** The Consumer Price Index is an inflationary indicator
   that measures the change in the cost of a fixed basket of
   products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

/1/Past performance is not an indication of future results.
   Annualized total returns represent past performance and
   reflect changes in share prices, the reinvestment of all
   dividends and capital gains, and the effects of compounding.
   Not annualized for periods less than one year. Investment
   return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original
   cost. Current performance may be higher or lower than the
   performance data quoted. Call 800-THRIVENT or visit
   www.thrivent.com for more current performance results. At
   various times, the Portfolio's adviser reimbursed and/or
   paid non-advisory Portfolio expenses. Had the adviser not
   done so, the Portfolio's total returns would have been
   lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. The prospectus contains more complete information on the objectives, risks, charges and expenses of the investment company which
   investors should read and consider carefully before
   investing. Please read your prospectus carefully.

[PHOTOS OMITTED: BRIAN L. THORKELSON AND ANDREA J. THOMAS]

Thrivent Mid Cap
Growth Portfolio

Brian L. Thorkelson (left), and Andrea J. Thomas (right), Portfolio
Co-Managers

The Thrivent Mid Cap Growth Portfolio seeks long-term growth of capital by investing primarily in a diversified portfolio of common stocks of companies with medium market capitalizations.

During this reporting period, Opportunity Growth Portfolio and Mid Cap
Growth Portfolio merged to become Thrivent Mid Cap Growth Portfolio.

Growing questions about the economy, interest rates and Iraq combined to dampen returns for mid-size company growth investors during the six-month period ended June 30, 2004. During the period, the Thrivent
Mid Cap Growth Portfolio realized a 3.16% total return, while its market benchmark, the Russell Midcap Growth Index, returned 5.94%, and its Lipper Inc. peer group of similar mid-cap growth portfolios produced a 6.27% median return.

Small Caps Extend Rally

We began 2004 with a belief that the small cap rally -- which began and was sustained throughout most of 2003 -- would moderate in 2004, allowing mid- and large-cap stocks to reassert their value. While that may indeed come to fruition, small-cap stocks continued to lead market returns in the first quarter of 2004.

Higher than anticipated small-cap liquidity, paired with continued
optimism for the economy's prospects, unexpectedly extended the already long-lived rally into 2004. In the first quarter, small-cap stocks, which we classify as companies with market capitalizations of
$500 million to $2 billion, garnered a 6.5% return. Mid-cap stocks, on the other hand, those which we classify as $2 billion to $10 billion companies, realized a 3.5% gain.

Factors Impacting Performance

Mid cap stock portfolio managers sometimes reach into small caps in an effort to identify stocks with exceptional earning potential. While this strategy can prove rewarding over a short period of time, these small or "micro cap" stocks are susceptible to dramatic price declines and do not meet the Portfolio's investment objectives. Therefore, the bulk of the Portfolio's underperformance can be traced to this first quarter difference in performance between small- and mid-cap stocks.
During the period, the Portfolio maintained a 4.5% underweighting in small-cap stocks and a 6% overweighting in mid-cap stocks.

Over a reasonable time horizon, we strongly believe that
higher-quality stocks can offer impressive growth prospects without the substantial risk associated with lower-quality alternatives.
Indeed, in the second half of the period, mid-cap stocks enjoyed a resurgence as more traditional fundamentals took center stage.

During this time, the Portfolio's performance was aided by the general outperformance of mid caps relative to small caps. The portfolio's holdings in the technology and consumer discretionary sectors also provided solid earnings. Unfortunately, the poor performance of the health-care sector, in which the Portfolio was overweighted, negated many of these gains and was another major contributor to the Portfolio's relative underperformance.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Information Technology                 25.9%
Consumer Discretionary                 16.8%
Health Care                            16.6%
Industrials                             9.3%
Financials                              6.8%
Energy                                  5.3%
Communications Services                 1.6%
Materials                               1.5%
Consumer Staples                        1.1%
Utilities                               0.3%

Top 10 Holdings
(% of Portfolio)

Caremark Rx, Inc.                                 0.8%
Gilead Sciences, Inc.                             0.7%
Broadcom Corporation                              0.7%
Staples, Inc.                                     0.7%
Royal Caribbean Cruises, Ltd.                     0.7%
Coach, Inc.                                       0.7%
PETsMART, Inc.                                    0.7%
Mercury Interactive Corporation                   0.7%
Symantec Corporation                              0.7%
Investors Financial Services Corporation          0.6%

Footnote reads:
These holdings represent 7.0% of the total investment portfolio.

Footnote reads:
Quoted Top Industries and Top 10 Holdings are subject to change. The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

                           Portfolio Facts
                            June 30, 2004

Net Assets        $769,887,006           NAV          $13.50
NAV -- High+          4/5/2004 -- $13.90
NAV -- Low+          5/17/2004 -- $12.46
Number of Holdings: 340          + For the six months ended June 30, 2004

             Average Annual Total Returns /1/
                      June 30, 2004

                                               From
                                             Inception
1 Year                  5-Year               1/30/1998
-----------------------------------------------------------
19.68%                   4.17%                 7.33%

Outlook

Any assessment of the future must begin with the interest rate environment. Uncertainty about rates will likely limit returns in the near future. Beyond that, concerns about Iraq, the presidential election and even foreign emerging growth economies threaten to adversely affect investor confidence.

In that kind of environment, especially with regard to rising interest rates, we will seek companies with a demonstrated ability to realize continued growth. As price-to-earnings multiples compress, only companies that can grow independent of the economy should offer superior returns.

One of the positives in a rising interest rate environment is that growth stocks should outperform their more interest-rate-sensitive value counterparts. In addition, higher interest rates will likely support the Portfolio's emphasis on higher-quality, mid-cap stocks.
The typically long duration of small-cap companies' growth strategies leaves them much more vulnerable to rising interest rates.

Looking ahead, because the market appears to be moving into a sideways trading environment, we will likely take a more neutral stance with regard to sectors, although we anticipate that technology will remain a mainstay of our Portfolio.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment /1/

                                        Russell
                         Mid Cap        MidCap         Consumer
                         Growth         Growth         Price
 Date                    Portfolio      Index*         Index**
------------------------------------------------------------------------
 January 30, 1998        10,000         10,000         10,000
             1998        10,732         10,940         10,019
             1998        11,132         11,399         10,037
             1998        11,224         11,554         10,056
             1998        10,650         11,078         10,074
             1998        10,968         11,392         10,087
             1998        10,457         10,904         10,099
             1998         8,344          8,823         10,111
             1998         8,868          9,490         10,124
             1998         9,393         10,189         10,149
             1998        10,084         10,876         10,149
             1998        11,162         12,003         10,142
             1999        11,588         12,362         10,167
             1999        10,939         11,758         10,179
             1999        11,624         12,413         10,210
             1999        12,050         12,978         10,285
             1999        11,920         12,811         10,285
             1999        12,843         13,706         10,285
             1999        12,704         13,269         10,316
             1999        12,487         13,131         10,340
             1999        12,453         13,020         10,390
             1999        13,387         14,026         10,408
             1999        14,357         15,479         10,415
             1999        16,704         18,159         10,415
             2000        16,493         18,155         10,439
             2000        20,549         21,972         10,501
             2000        20,047         21,995         10,588
             2000        18,689         19,860         10,594
             2000        17,859         18,412         10,600
             2000        19,007         20,366         10,662
             2000        18,586         19,076         10,681
             2000        20,821         21,953         10,693
             2000        20,590         20,880         10,749
             2000        19,689         19,451         10,767
             2000        17,733         15,224         10,774
             2000        18,936         16,026         10,767
             2001        19,025         16,941         10,835
             2001        16,177         14,011         10,879
             2001        14,383         12,006         10,903
             2001        16,328         14,007         10,947
             2001        16,313         13,941         10,996
             2001        16,189         13,948         11,015
             2001        15,554         13,008         10,984
             2001        14,564         12,065         10,984
             2001        12,616         10,071         11,033
             2001        13,550         11,129         10,996
             2001        14,654         12,328         10,978
             2001        15,198         12,796         10,934
             2002        14,733         12,381         10,959
             2002        14,118         11,679         11,003
             2002        14,925         12,570         11,064
             2002        14,435         11,905         11,126
             2002        14,065         11,549         11,126
             2002        12,770         10,275         11,132
             2002        11,481          9,277         11,145
             2002        11,397          9,244         11,182
             2002        10,574          8,510         11,201
             2002        11,254          9,169         11,228
             2002        12,062          9,887         11,228
             2002        11,234          9,289         11,204
             2003        11,076          9,198         11,253
             2003        10,971          9,118         11,340
             2003        11,108          9,288         11,408
             2003        11,915          9,920         11,383
             2003        12,958         10,875         11,365
             2003        13,162         11,030         11,377
             2003        13,162         11,030         11,377
             2003        13,562         11,424         11,389
             2003        14,284         12,053         11,433
             2003        13,787         11,820         11,470
             2003        14,888         12,772         11,458
             2003        15,163         13,114         11,427
             2003        15,270         13,257         11,414
             2004        15,616         13,695         11,470
             2004        15,742         13,925         11,532
             2004        15,719         13,898         11,606
             2004        15,103         13,506         11,643
             2004        15,398         13,824         11,712
    June 30, 2004       $15,752        $14,044        $11,749

Footnotes read:
*  The Russell Midcap Growth Index is an index comprised of
   companies with higher than average price-to-book ratios and higher forecasted growth values within the Russell Midcap
   Index. It is not possible to invest directly in these
   Indexes. The performance of these indexes does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator
   that measures the change in the cost of a fixed basket of
   products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

/1/Past performance is not an indication of future results.
   Annualized total returns represent past performance and
   reflect changes in share prices, the reinvestment of all
   dividends and capital gains, and the effects of compounding.
   Not annualized for periods less than one year. Investment
   return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original
   cost. Current performance may be higher or lower than the
   performance data quoted. Call 800-THRIVENT or visit
   www.thrivent.com for more current performance results. At
   various times, the Portfolio's adviser reimbursed and/or
   paid non-advisory Portfolio expenses. Had the adviser not
   done so, the Portfolio's total returns would have been
   lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. The prospectus contains more complete information on the objectives, risks, charges and expenses of the investment company which
   investors should read and consider carefully before
   investing. Please read your prospectus carefully.

[PHOTOS OMITTED: BRIAN L. THORKELSON AND ANDREA J. THOMAS]

Thrivent Mid Cap
Growth Portfolio II
(Formerly Mid Cap Select Growth Portfolio)

Brian L. Thorkelson (left), and Andrea J. Thomas (right), Portfolio
Co-Managers

The Thrivent Mid Cap Growth Portfolio II seeks long-term capital growth by investing primarily in a diversified portfolio of common stocks of companies with medium market capitalizations.

During this reporting period, MFS Investment Management discontinued
serving as subadviser for Thrivent Mid Cap Growth Portfolio II, and
Thrivent Financial assumed the day-to-day investment management responsibilities for the Portfolio.

Stocks tied to the economic cycle and lesser-quality stocks helped produce continued strong returns for mid-cap investors for the six-month period ended June 30, 2004. During the period, the Thrivent
Mid Cap Growth Portfolio II realized a 7.67% total return,
outperforming both its Lipper Inc. peer group of similar mid-cap growth portfolios, which produced a 6.27% median return, and the 5.94%
return of its market benchmark, the Russell Midcap Growth Index.

Higher Rates Spur Higher Quality

Results were strong in the first two months of the period as the powerful advance that had begun in first quarter of 2003 continued
into 2004. Within this rally, particularly good results were achieved in the more cyclical and lower-quality segments of the mid-cap market.
This type of bias is typically sustained until concerns of less accommodative liquidity, due to both higher interest rates and improved levels of economic activity, are realized.

In the second quarter, evidence of sustained economic performance was manifest in a more robust outlook for employment. This was the remaining piece of fundamental evidence that monetary policymakers had been anticipating to signal the beginning of the end of record-low interest rates. As expected, investors responded with a decreased appetite for risk and increased demand for higher-quality segments of the markets.

In February, the Portfolio's sub-advisory relationship with MFS
Investments was terminated, and the portfolio was repositioned to the mid-cap growth management team of Thrivent Financial. This team has successfully managed other mid-cap growth equity assets for Thrivent for several years. With a less concentrated, more measured approach to risk management than the previous manager, we expect the team to deliver a more consistent pattern of return versus both the peer universe and the benchmark index. Under the new team, positive returns were achieved in the more pro-cyclical segments of the Portfolio as well as in the energy segment. Mitigating those results were sub-par returns from the Portfolio's health-care segment.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Information Technology                 26.9%
Consumer Discretionary                 17.5%
Health Care                            17.2%
Industrials                             9.6%
Financials                              6.9%
Energy                                  5.5%
Communications Services                 1.7%
Materials                               1.6%
Consumer Staples                        1.1%
Utilities                               0.3%

Top 10 Holdings
(% of Portfolio)

Caremark Rx, Inc.                        0.8%
Gilead Sciences, Inc.                    0.8%
Staples, Inc.                            0.7%
Broadcom Corporation                     0.7%
Royal Caribbean Cruises, Ltd.            0.7%
Mercury Interactive Corporation          0.7%
Coach, Inc.                              0.7%
PETsMART, Inc.                           0.7%
Symantec Corporation                     0.7%
Chico's FAS, Inc.                        0.6%

Footnote reads:
These holdings represent 7.1% of the total investment portfolio.

Footnote reads:
Quoted Top Industries and Top 10 Holdings are subject to change. The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

                           Portfolio Facts
                            June 30, 2004

Net Assets         $36,416,246          NAV          $8.81
NAV -- High+          4/5/2004 -- $9.06
NAV -- Low+          5/17/2004 -- $8.13
Number of Holdings: 335          + For the six months ended June 30, 2004

             Average Annual Total Returns /1/
                      June 30, 2004

                                               From
                                            Inception
          1 Year                            11/30/2001
-----------------------------------------------------------
          25.13%                              -4.70%

Outlook

Late in the second quarter, fears about a possible aggressive rise in interest rates and the potential ramifications of the U.S. transfer of power to the interim Iraqi government appeared to temporarily stall corporate spending. Software companies, among others, were among those who suffered as a result of this trepidation. However, we anticipate that during the third quarter much of this lost ground could be made
up.

While several issues, including Iraq, the presidential election and
Russia's economy, have the potential to rise up and adversely affect investor confidence, interest rates are sure to dominate the headlines and have the biggest effect on returns.

One of the positives in a rising interest-rate environment is that growth stocks should outperform their more rate-sensitive value counterparts. In addition, higher interest rates should support the
Portfolio's emphasis on higher-quality, mid-cap stocks. The typically long duration of small-cap companies' growth strategies leaves them much more vulnerable to rising interest rates.

Looking ahead, because the market appears to be moving into a sideways trading environment, we likely will take a more neutral stance with regard to sectors, although we anticipate that the technology sector will remain a mainstay of our Portfolio.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment /1/

                                        Russell
                         Mid Cap        MidCap         Consumer
                         Growth         Growth         Price
Date                     Portfolio II   Index*         Index**
------------------------------------------------------------------------
November 30, 2001        10,000         10,000         10,000
             2001        10,599         10,380          9,961
             2002         9,735         10,043          9,983
             2002         9,362          9,474         10,023
             2002         9,981         10,197         10,079
             2002         8,678          9,657         10,135
             2002         8,161          9,369         10,135
             2002         6,811          8,335         10,141
             2002         6,129          7,525         10,152
             2002         6,139          7,499         10,186
             2002         5,568          6,903         10,203
             2002         6,017          7,438         10,228
             2002         6,349          8,020         10,228
             2002         5,972          7,535         10,206
             2003         5,988          7,461         10,251
             2003         5,912          7,397         10,330
             2003         5,972          7,534         10,392
             2003         6,369          8,047         10,369
             2003         6,987          8,822         10,353
             2003         7,057          8,947         10,364
             2003         7,373          9,267         10,375
             2003         7,795          9,777         10,415
             2003         7,438          9,588         10,448
             2003         7,998         10,361         10,437
             2003         8,149         10,638         10,409
             2003         8,202         10,754         10,398
             2004         8,620         11,109         10,448
             2004         8,786         11,295         10,505
             2004         8,803         11,274         10,573
             2004         8,461         10,956         10,606
             2004         8,633         11,214         10,668
    June 30, 2004        $8,831        $11,392        $10,702

Footnotes read:
*  The Russell Midcap Growth Index is an index comprised of
   companies with higher than average price-to-book ratios and higher forecasted growth values within the Russell Midcap
   Index. It is not possible to invest directly in these
   Indexes. The performance of these indexes does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator
   that measures the change in the cost of a fixed basket of
   products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

/1/Past performance is not an indication of future results.
   Annualized total returns represent past performance and
   reflect changes in share prices, the reinvestment of all
   dividends and capital gains, and the effects of compounding.
   Not annualized for periods less than one year. Investment
   return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original
   cost. Current performance may be higher or lower than the
   performance data quoted. Call 800-THRIVENT or visit
   www.thrivent.com for more current performance results. At
   various times, the Portfolio's adviser reimbursed and/or
   paid non-advisory Portfolio expenses. Had the adviser not
   done so, the Portfolio's total returns would have been
   lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. The prospectus contains more complete information on the objectives, risks, charges and expenses of the investment company which
   investors should read and consider carefully before
   investing. Please read your prospectus carefully.

[PHOTOS OMITTED: BRIAN J. FLANAGAN AND JOHN E. HINTZ]

Thrivent
Mid Cap Stock Portfolio

Brian J. Flanagan (left), and John E. Hintz (right), Portfolio
Co-Managers

The Thrivent Mid Cap Stock Portfolio seeks long-term capital growth by investing primarily in common stocks and securities convertible into common stocks of mid-sized companies.

Following very strong performance in 2003, the six months ended June
30, 2004 marked another period of solid returns for mid-cap stocks.
The Thrivent Mid Cap Stock Portfolio gained 6.26% for the semiannual reporting period, slightly outperforming both its broad market benchmark and its Lipper peer group. The benchmark S&P MidCap 400
Index returned 6.08% and the Lipper Inc. mid-cap core peer group posted a median return of 5.85% over the same time frame.

Mid-Cap Stocks Turn in Solid Gains

Smaller and medium-sized companies in general outperformed their larger-sized counterparts for the first half of 2004. During a period characterized by continued market volatility, stock prices were driven by strength in corporate earnings. Two areas that contributed the most to the Portfolio's performance were the materials sector and the food industry. Specifically in the materials sector, two coal companies earned strong returns for the Portfolio during the period. These holdings benefited from increased production and pricing, which allowed them to generate earnings growth. Within the food industry, the Portfolio's overweighting versus its benchmark as well as strong security selection also aided performance. One of our largest weightings, a producer of poultry and other meat products,
benefited from low inventories, accelerating pricing and increased demand due to the current Atkins diet trend.

The industrial and energy sectors were the main detractors from the
Portfolio's results. Although they provided some of the best returns during the six-month period, the Portfolio was more conservatively positioned in these sectors and did not fully participate in the strength of those stocks.

New Management Team Makes Changes

Midway through the period, the Portfolio was repositioned using a combination of growth and value stocks to create a core portfolio.
Attractive growth companies exhibited strong fundamentals, upward earnings revisions and stock purchases by the company's management team. On the value side of the equation, we put the most emphasis on the company's valuation using a number of different measures.

Since the management change, the number of holdings in the Portfolio has been reduced from 235 stocks to around 200. The goal going forward is to keep the Portfolio holdings in a range between 150 and 200 stocks. This somewhat more concentrated approach should allow the
Portfolio to generate additional performance from its selections while still remaining appropriately diversified.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Financials                             16.7%
Information Technology                 15.6%
Consumer Discretionary                 13.0%
Health Care                            11.3%
Industrials                            10.8%
Energy                                  7.6%
Materials                               5.4%
Consumer Staples                        3.7%
Utilities                               3.5%
Communications Services                 0.9%

Top 10 Holdings
(% of Portfolio)

HCC Insurance Holdings, Inc.               1.2%
Countrywide Financial Corporation          1.2%
Tyson Foods, Inc.                          1.2%
Hershey Foods Corporation                  1.1%
Dean Foods Company                         1.0%
XL Capital, Ltd.                           0.9%
Nabors Industries, Ltd.                    0.9%
Ultra Petroleum Corporation                0.8%
Waste Management, Inc.                     0.8%
C.R. Bard, Inc.                            0.8%

Footnote reads:
These holdings represent 9.9% of the total investment portfolio.

Footnote reads:
Quoted Top Industries and Top 10 Holdings are subject to change. The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

                           Portfolio Facts
                            June 30, 2004

Net Assets          $90,869,509           NAV          $10.57
NAV -- High+           4/5/2004 -- $10.57
NAV -- Low+           5/17/2004 -- $9.70
Number of Holdings: 196          + For the six months ended June 30, 2004

             Average Annual Total Returns /1/
                      June 30, 2004

                                                From
                                              Inception
          1 Year                              3/1/2001
-----------------------------------------------------------
          26.51%                               2.17%

Outlook

In contrast to 2003, when a rising tide lifted all boats, the second half of 2004 is expected to be much more selective. However, opportunities exist in both growth and value industries as investors have begun to sell off entire sectors based on poor results reported by a few companies. Specifically, we find value in both the oil field services and semiconductor industries. Within oil field services, strong performance should continue as the industry has high barriers to entry, limited capacity and improved pricing working in its favor.
At the other end of the spectrum, many semiconductor stocks have been discounted to extreme levels; however, delays in capacity additions, low inventory levels and attractive valuations suggest these stocks may outperform in the second half of the year. The largest underweight in the Portfolio compared to the benchmark is in the consumer discretionary sector. Although we do not expect a huge slowdown in consumer spending, we do believe the home refinancing boom has run its course and the benefits from last year's tax cuts have been realized.
Additionally, we see more opportunity from the pent-up demand on the corporate side.

It is difficult to know how the market will react to a number of factors during the rest of 2004. On the positive side, strong corporate earnings and a strong economy bode well for the stock market. However, many negative factors exist such as the uncertainty surrounding the November elections, the Iraqi occupation, higher oil prices, inflation, rising interest rates and the threat of terrorism.
No matter which ones prevail, we are confident we can find attractive growth and value opportunities for the Portfolio.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment /1/

                         Mid Cap                       Consumer
                         Stock          S&P MidCap     Price
    Date                 Portfolio      400 Index*     Index**
------------------------------------------------------------------------
    March 1, 2001        10,000         10,000         10,000
             2001         9,190          9,292         10,023
             2001        10,300         10,317         10,063
             2001        10,410         10,557         10,108
             2001        10,280         10,515         10,125
             2001         9,710         10,358         10,097
             2001         9,150         10,019         10,097
             2001         8,020          8,773         10,142
             2001         8,350          9,161         10,108
             2001         8,690          9,843         10,091
             2001         9,039         10,351         10,051
             2002         8,879         10,297         10,074
             2002         8,849         10,310         10,114
             2002         9,440         11,047         10,171
             2002         9,390         10,995         10,228
             2002         9,308         10,810         10,228
             2002         8,594         10,019         10,233
             2002         7,824          9,048         10,245
             2002         7,803          9,094         10,279
             2002         7,248          8,361         10,296
             2002         7,581          8,723         10,321
             2002         7,930          9,228         10,321
             2002         7,642          8,849         10,299
             2003         7,481          8,590         10,344
             2003         7,364          8,386         10,424
             2003         7,380          8,456         10,487
             2003         7,796          9,070         10,464
             2003         8,423          9,821         10,447
             2003         8,491          9,946         10,458
             2003         8,710         10,299         10,470
             2003         9,002         10,765         10,509
             2003         8,836         10,601         10,544
             2003         9,553         11,402         10,532
             2003         9,879         11,799         10,504
             2003        10,108         11,998         10,492
             2004        10,308         12,258         10,544
             2004        10,539         12,552         10,600
             2004        10,547         12,606         10,669
             2004        10,196         12,192         10,703
             2004        10,354         12,445         10,766
    June 30, 2004       $10,741        $12,727        $10,800

Footnotes read:
*  The S&P MidCap 400 Index is an index that represents the
   average performance of a group of 400 medium capitalization stocks. It is not possible to invest directly in the Index.
   The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator
   that measures the change in the cost of a fixed basket of
   products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

/1/Past performance is not an indication of future results.
   Annualized total returns represent past performance and
   reflect changes in share prices, the reinvestment of all
   dividends and capital gains, and the effects of compounding.
   Not annualized for periods less than one year. Investment
   return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original
   cost. Current performance may be higher or lower than the
   performance data quoted. Call 800-THRIVENT or visit
   www.thrivent.com for more current performance results. At
   various times, the Portfolio's adviser reimbursed and/or
   paid non-advisory Portfolio expenses. Had the adviser not
   done so, the Portfolio's total returns would have been
   lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. The prospectus contains more complete information on the objectives, risks, charges and expenses of the investment company which
   investors should read and consider carefully before
   investing. Please read your prospectus carefully.

[PHOTO OMITTED: KEVIN R. BRIMMER]

Thrivent Mid Cap Index Portfolio

Kevin R. Brimmer, Portfolio Manager

The Thrivent Mid Cap Index Portfolio seeks total returns that track the performance of the S&P MidCap 400 Index* by investing primarily in the common stocks comprising the Index.

The Thrivent Mid Cap Index Portfolio posted a gain of 5.75% during the six-month reporting period ended June 30, 2004. We achieved the
Portfolio's objective of providing returns that approximate those of the benchmark S&P MidCap 400 Index. The Index returned 6.08% over the same time frame with the difference being primarily the result of expenses charged to the Portfolio that are not applicable to the
Index.

Small- and Medium-Sized Companies Continued to Lead

Mid-cap stocks again turned in solid returns for the first half of
2004 after a stellar year for the market segment in 2003. Although stocks showed strength across the board due to positive news for corporate earnings, smaller and medium-sized companies outpaced larger ones during the reporting period. Based on history, smaller companies typically do outperform larger ones in the first stages of an economic recovery. Despite the solid performance, the markets continued to experience a historically high level of volatility. Investor concerns over a number of factors including energy prices, the Iraq war, rising interest rates and a recent uptick in inflation contributed to the market's uneasiness.

Value-oriented stocks outpaced more growth-oriented names during the period. In addition, all sectors in the mid-cap market had positive six-month performance except for technology, which fell slightly into negative territory. The three top-performing sectors in the mid-cap arena were industrials, energy and consumer staples. On the other hand, the sectors showing the worst performance during the period were technology, telecommunication services and utilities.

Because we use an indexing approach to manage the Thrivent Mid Cap
Index Portfolio, we have no active stock selection process. Our goal is to maintain a fully invested portfolio that replicates the composition and performance of the S&P MidCap 400 Index, while keeping transaction costs to a minimum. The Index, which is the most widely used gauge of mid-sized companies, represents approximately 7% of the
U.S. stock market and covers all major market sectors. During the semiannual reporting period, the Portfolio owned all 400 companies within the benchmark.

We carefully monitor the S&P MidCap 400 Index for any daily company changes and quarterly sector and market-capitalization rebalancing and alter the Portfolio accordingly. Generally, variances in performance relative to the Index are a result of expenses, transaction costs and minor differences in Portfolio composition relative to the Index. As the amount of assets in the Portfolio grows, these variables will have less of an impact on performance.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Financials                             15.7%
Consumer Discretionary                 15.4%
Information Technology                 13.5%
Industrials                            11.4%
Health Care                             9.0%
Energy                                  6.1%
Utilities                               5.5%
Consumer Staples                        4.2%
Materials                               3.8%
Communications Services                 0.4%

Top 10 Holdings
(% of Portfolio)

Washington Post Company                          0.8%
Coach, Inc.                                      0.7%
XTO Energy, Inc.                                 0.7%
Tyson Foods, Inc.                                0.6%
L-3 Communications Holdings, Inc.                0.6%
Lennar Corporation                               0.6%
Murphy Oil Corporation                           0.6%
National Commerce Financial Corporation          0.6%
D.R. Horton, Inc.                                0.6%
Microchip Technology, Inc.                       0.6%

Footnote reads:
These holdings represent 6.4% of the total investment portfolio.

Footnote reads:
Quoted Top Industries and Top 10 Holdings are subject to change. The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

                           Portfolio Facts
                            June 30, 2004

Net Assets        $106,527,803           NAV          $12.18
NAV -- High+          4/5/2004 -- $12.35
NAV -- Low+          5/17/2004 -- $11.25
Number of Holdings: 403          + For the six months ended June 30, 2004

             Average Annual Total Returns /1/
                      June 30, 2004

                                                From
                                              Inception
          1 Year                              3/1/2001
-----------------------------------------------------------
          27.14%                               7.04%

Outlook

Going forward, we remain optimistic about the stock market based on the improving U.S. economy and strong corporate profits. However, these positive factors may be tempered by the many potential uncertainties on the horizon such as high energy prices, Federal
Reserve interest rate moves, inflation expectations, the November elections and the situation in Iraq to name a few. We believe these factors will most likely lead to even more volatility than the heightened levels we've seen over the past few years. We do anticipate at some point that market leadership will shift toward favoring somewhat larger-sized companies as the economic recovery continues.
However, we believe in uncertain market times, an indexed product is an ideal place to invest your money. The Thrivent Mid Cap Index
Portfolio offers you returns that are in line with the market while giving you broad exposure to mid-cap companies.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment /1/

                         Mid Cap        S&P MidCap     Consumer
                         Index          400            Price
    Date                 Portfolio      Index*         Index**
------------------------------------------------------------------------
    March 1, 2001        10,000         10,000         10,000
             2001         9,300          9,292         10,023
             2001        10,304         10,317         10,063
             2001        10,543         10,557         10,108
             2001        10,499         10,515         10,125
             2001        10,341         10,358         10,097
             2001         9,998         10,019         10,097
             2001         8,779          8,773         10,142
             2001         9,154          9,161         10,108
             2001         9,815          9,843         10,091
             2001        10,311         10,351         10,051
             2002        10,250         10,297         10,074
             2002        10,260         10,310         10,114
             2002        10,976         11,047         10,171
             2002        10,915         10,995         10,228
             2002        10,734         10,810         10,228
             2002         9,959         10,019         10,233
             2002         9,009          9,048         10,245
             2002         9,054          9,094         10,279
             2002         8,331          8,361         10,296
             2002         8,684          8,723         10,321
             2002         9,176          9,228         10,321
             2002         8,800          8,849         10,299
             2003         8,541          8,590         10,344
             2003         8,337          8,386         10,424
             2003         8,406          8,456         10,487
             2003         9,009          9,070         10,464
             2003         9,750          9,821         10,447
             2003         9,868          9,946         10,458
             2003        10,213         10,299         10,470
             2003        10,668         10,765         10,509
             2003        10,500         10,601         10,544
             2003        11,287         11,402         10,532
             2003        11,674         11,799         10,504
             2003        11,863         11,998         10,492
             2004        12,113         12,258         10,544
             2004        12,397         12,552         10,600
             2004        12,443         12,606         10,669
             2004        12,028         12,192         10,703
             2004        12,272         12,445         10,766
    June 30, 2004       $12,545        $12,727        $10,800

Footnotes read:
*  The S&P Mid Cap 400 Index is an index that represents the average performance of a group of 400 medium capitalization stocks. "S&P Mid Cap 400 Index" is a trademark of The
   McGraw-Hill Companies, Inc. and has been licensed for use by
   Thrivent Financial for Lutherans. The product is not
   sponsored, endorsed or promoted by Standard & Poor's and
   Standard & Poor's makes no representation regarding the
   advisability of investing in the product. Index funds are
   subject to the same market risks associated with the stocks in their respective indexes. It is not possible to invest
   directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator
   that measures the change in the cost of a fixed basket of
   products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

/1/Past performance is not an indication of future results.
   Annualized total returns represent past performance and
   reflect changes in share prices, the reinvestment of all
   dividends and capital gains, and the effects of compounding.
   Not annualized for periods less than one year. Investment
   return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original
   cost. Current performance may be higher or lower than the
   performance data quoted. Call 800-THRIVENT or visit
   www.thrivent.com for more current performance results. At
   various times, the Portfolio's adviser reimbursed and/or
   paid non-advisory Portfolio expenses. Had the adviser not
   done so, the Portfolio's total returns would have been
   lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. The prospectus contains more complete information on the objectives, risks, charges and expenses of the investment company which
   investors should read and consider carefully before
   investing. Please read your prospectus carefully.

[LOGO OMITTED: MERCATOR ASSET MANAGEMENT AND T. ROWE PRICE]

Thrivent Partner International
Stock Portfolio

Subadvised by Mercator Asset Management, L.P. and T. Rowe Price
International, Inc.

The Thrivent Partner International Stock seeks long-term growth of capital by investing primarily in foreign stocks.*

During this reporting period, the LB World Growth Portfolio and AAL
International Portfolio merged to become Thrivent Partner International
Stock Portfolio. Upon the merger, the Portfolio implemented a multimanager strategy with value manager Mercator Asset Management, L.P. and growth manager T. Rowe Price International, Inc.*

International stocks delivered positive returns during the six months ending June 30, 2004. The Thrivent Partner International Stock
Portfolio posted a net return of 2.41% for the period, while the median return of the Portfolio's Lipper Inc. peer group was 3.37%. The
Portfolio's market benchmark, the MSCI EAFE Index, posted a return of
4.86%.

Caution Despite Strengthening Economy

The global economy continued to strengthen during the first half of the 2004. Business investment accelerated and consumer spending remained buoyant. Corporate earnings reports also were positive, as pricing power returned for many companies, along with their ability to pass on the impact of higher commodity prices.

Investors, on the other hand, became cautious. Their concerns included an expected slowdown in the economies of China and the United States, rising interest rates, inflation, high energy prices, and the continued threats of terrorism and instability in Iraq.

Factors Affecting Performance

A main reason for the Portfolio's underperformance relative to its benchmark and peer group was an underweight of the Japanese market for much of the period. Providing a moderate offset was above-market exposure to emerging markets. Below-average results from holdings in the consumer discretionary, industrial and financial segments also weighed on Portfolio performance, while exposure to the energy segment and certain holdings in the information technology segment boosted returns.

Results both on an absolute and relative basis were stronger in the first three months of the period, as the strong advance in global equity markets that began in October 2002 continued into the first quarter. A period of consolidation began in the second quarter as concerns about rising interest rates and higher energy prices dampened investor optimism.

Portfolio Changes

In May 2004, with the merger of The AAL International Portfolio and the LB World Growth Portfolio into the Thrivent Partner International
Stock Portfolio, the adviser implemented a multi-manager strategy. The two subadvisers selected use different but complementary investment styles; Mercator Asset Management is a value-oriented manager and T.
Rowe Price International, Inc. (the previous subadviser for the LB
World Growth Portfolio) is a growth-oriented manager. Each subadviser was allocated approximately half of the Portfolio's assets to manage independently.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Financials                             21.7%
Consumer Discretionary                 11.7%
Consumer Staples                        7.1%
Communications Services                 6.8%
Industrials                             6.8%
Health Care                             6.3%
Information Technology                  6.0%
Materials                               5.5%
Energy                                  4.8%

Top 10 Countries
(% of Portfolio)

United Kingdom          16.0%
Japan                   15.9%
France                   8.8%
Switzerland              6.3%
Spain                    4.6%
Netherlands              4.1%
Italy                    3.4%
Germany                  3.3%
Sweden                   2.8%
Singapore                1.6%

Footnote reads:
These holdings represent 66.8% of the total investment portfolio.

Footnotes read:
* International investing has special risks including currency fluctuation and political volatility.

  Quoted Top Industries and Top 10 Countries are subject to change. The lists of Top Industries and Top 10 Countries exclude short-term investments and collateral held for securities loaned.

                           Portfolio Facts
                            June 30, 2004

Net Assets          $599,077,580           NAV          $10.73
NAV -- High+           2/17/2004 -- $11.23
NAV -- Low+            5/17/2004 -- $9.85
Number of Holdings: 211          + For the six months ended June 30, 2004

      Average Annual Total Returns /1/
             June 30, 2004

                                  From
                                Inception
1 Year          5-Year          1/18/1996
--------------------------------------------
25.25%          -1.06%            3.21%

We expect the combination of these investment styles will result in a better alignment of the Portfolio with its underlying investment objective: to achieve returns consistent with a core or blended international investment benchmark, and to avoid a systematic bias toward either a value- or growth-oriented management strategy. Oechsle
International Advisors, which previously was subadviser on The AAL
International Portfolio, will not be involved with the Portfolio.

Outlook

Both subadvisers believe the outlook for international stocks is relatively positive. As the economic recovery continues to unfold across the globe, foreign stocks have greater potential to improve corporate earnings and generally are at more attractive valuations than their U.S. counterparts. Additionally, large numbers of foreign companies have the opportunity to benefit from the robust growth and investment opportunities presented as China continues to emerge on the global stage. Japan's long awaited recovery after over a decade of moribund growth and false starts appears real and on track.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment /1/

                         Partner
                         International                 Consumer
                         Stock          MSCI EAFE      Price
 Date                    Portfolio      Index**        Index***
------------------------------------------------------------------------------
 January 18, 1996        10,000         10,000         10,000
             1996        10,014         10,025         10,059
             1996         9,988         10,062         10,091
             1996        10,113         10,278         10,143
             1996        10,370         10,579         10,182
             1996        10,351         10,387         10,202
             1996        10,483         10,448         10,208
             1996        10,152         10,145         10,228
             1996        10,305         10,170         10,248
             1996        10,548         10,443         10,280
             1996        10,495         10,339         10,313
             1996        10,980         10,753         10,332
             1996        11,041         10,617         10,332
             1997        10,886         10,248         10,365
             1997        10,998         10,418         10,397
             1997        10,982         10,458         10,423
             1997        11,051         10,516         10,436
             1997        11,754         11,203         10,430
             1997        12,256         11,824         10,443
             1997        12,585         12,017         10,456
             1997        11,449         11,122         10,476
             1997        12,212         11,748         10,502
             1997        11,322         10,847         10,528
             1997        11,291         10,739         10,521
             1997        11,351         10,835         10,508
             1998        11,754         11,334         10,528
             1998        12,440         12,063         10,547
             1998        12,869         12,438         10,567
             1998        12,970         12,539         10,586
             1998        12,946         12,481         10,606
             1998        12,942         12,578         10,619
             1998        13,101         12,708         10,632
             1998        11,499         11,137         10,645
             1998        11,242         10,798         10,658
             1998        12,240         11,927         10,684
             1998        12,799         12,541         10,684
             1998        13,251         13,039         10,678
             1999        13,120         13,003         10,704
             1999        12,888         12,696         10,717
             1999        13,410         13,229         10,749
             1999        13,907         13,768         10,827
             1999        13,275         13,062         10,827
             1999        13,781         13,575         10,827
             1999        14,042         13,981         10,860
             1999        14,197         14,035         10,886
             1999        14,279         14,180         10,938
             1999        14,750         14,714         10,958
             1999        15,780         15,228         10,964
             1999        17,774         16,598         10,964
             2000        16,675         15,546         10,990
             2000        17,580         15,968         11,055
             2000        17,766         16,590         11,147
             2000        16,775         15,720         11,153
             2000        16,176         15,339         11,160
             2000        16,975         15,942         11,225
             2000        16,419         15,277         11,244
             2000        16,812         15,413         11,257
             2000        15,761         14,665         11,316
             2000        15,158         14,322         11,336
             2000        14,378         13,788         11,342
             2000        14,909         14,281         11,336
             2001        15,077         14,275         11,407
             2001        13,744         13,205         11,453
             2001        12,685         12,331         11,479
             2001        13,708         13,196         11,524
             2001        13,105         12,741         11,577
             2001        12,566         12,224         11,596
             2001        12,274         12,003         11,564
             2001        11,967         11,701         11,564
             2001        10,727         10,519         11,616
             2001        11,058         10,788         11,577
             2001        11,528         11,186         11,557
             2001        11,774         11,253         11,511
             2002        11,211         10,656         11,538
             2002        11,330         10,731         11,583
             2002        11,933         11,317         11,648
             2002        11,856         11,399         11,713
             2002        11,865         11,554         11,713
             2002        11,378         11,098         11,720
             2002        10,100         10,003         11,733
             2002        10,071          9,983         11,772
             2002         8,929          8,913         11,792
             2002         9,570          9,393         11,821
             2002        10,117          9,820         11,821
             2002         9,721          9,491         11,795
             2003         9,285          9,095         11,847
             2003         8,955          8,888         11,938
             2003         8,740          8,720         12,010
             2003         9,687          9,584         11,984
             2003        10,271         10,174         11,964
             2003        10,433         10,426         11,977
             2003        10,592         10,680         11,991
             2003        10,859         10,939         12,036
             2003        11,089         11,279         12,075
             2003        11,668         11,982         12,062
             2003        11,909         12,251         12,030
             2003        12,761         13,208         12,017
             2004        12,884         13,396         12,075
             2004        13,183         13,707         12,140
             2004        13,214         13,790         12,219
             2004        12,694         13,490         12,258
             2004        12,805         13,548         12,330
    June 30, 2004       $13,068        $13,850        $12,369

Footnotes read:
**  The Morgan Stanley Capital International Europe, Australasia, Far East
    Index (MSCI EAFE Index) is a stock index designed to measure the equity performance of developed countries outside of North America. It is not possible to invest directly in the Index. The performance of the index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

/1/ Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Not annualized for periods less than one year.
    Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.
    Call 800-THRIVENT or visit www.thrivent.com for more current performance results. At various times, the Portfolio's adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the
    Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. The prospectus contains more complete information on the objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. Please read your prospectus carefully.

[LOGO OMITTED: FIDELITY INVESTMENTS]

Thrivent Partner All Cap Portfolio

Subadvised by Fidelity Management & Research Company

The Thrivent Partner All Cap Portfolio seeks long-term growth of capital.

During the semiannual reporting period ended June 30, 2004, stocks achieved more modest gains than those realized in the powerful advance of 2003. The Thrivent Partner All Cap Portfolio returned 4.03% over the six months, slightly outpacing both its Lipper peer group and industry benchmark. The Lipper Multi-Cap Core Funds Index posted a median return of 3.56% while the Russell 3000 Index returned 3.60%
over the same time frame.

Stock Market Climb Continues, Led by
Small Companies

Stocks of smaller-sized companies led the pack again during the period followed by mid- and then large-capitalization stocks. Historically, this has been the case in the earlier stages of an economic recovery.
The solid results for stocks in general were accompanied by an unusually high level of volatility in the market. Conflicting information led to the market's uneasiness. On the one hand, some positive factors favored market strength such as an improving economy, stronger-than-expected corporate earnings and an increase in worldwide demand for commodities. However, several negative factors dampened investor enthusiasm including high oil prices, increasing interest rates, inflation concerns and continued problems in Iraq.

The Portfolio experienced two very different periods of performance during the six months. Poor relative returns in the first quarter were offset by strong gains in the second quarter, leading to modestly above-average results for the full reporting period. From January through the end of
March, equity market returns continued to be driven by low investment quality and low price, the same factors that were so significant in 2003.
Also, value-oriented stocks outpaced more growth-oriented names. Because the Portfolio was focused on higher-quality stocks and had a slight growth bias, its performance was sub-par versus its peers. However, the tide changed in the second half of the period as the Portfolio turned in particularly good returns. Excellent stock selection was the key driver of its positive results from April through the end of June. The Portfolio benefited especially from its holdings within the energy,
telecommunications services, health care and consumer staples sectors of the market. The worst performing areas for the Portfolio included the consumer discretionary and industrials sectors.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Financials                             19.1%
Information Technology                 15.7%
Health Care                            12.6%
Industrials                            10.5%
Consumer Staples                       10.4%
Consumer Discretionary                 10.0%
Energy                                  6.0%
Communications Services                 3.3%
Materials                               2.7%
Utilities                               2.5%

Top 10 Holdings
(% of Portfolio)

General Electric Company                   3.0%
Pfizer, Inc.                               2.9%
Microsoft Corporation                      2.9%
Bank of America Corporation                2.5%
Countrywide Financial Corporation          2.4%
Wal-Mart Stores, Inc.                      1.8%
AES Corporation                            1.7%
Estee Lauder Companies                     1.7%
Aeropostale, Inc.                          1.6%
J.P. Morgan Chase & Company                1.5%

Footnote reads:
These holdings represent 22.0% of the total investment portfolio.

Footnote reads:
Quoted Top Industries and Top 10 Holdings are subject to change. The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

                           Portfolio Facts
                            June 30, 2004

Net Assets          $52,973,900          NAV          $8.13
NAV -- High+           3/5/2004 -- $8.13
NAV -- Low+           5/17/2004 -- $7.50
Number of Holdings: 133          + For the six months ended June 30, 2004

      Average Annual Total Returns /1/
             June 30, 2004

                           From
                        Inception
          1 Year        11/30/2001
------------------------------------
          18.84%          -7.53%

At the end of March, portfolio management responsibility was reassigned by the sub-advisor and more resources dedicated to the management of the Portfolio. The new team members repositioned the
Portfolio to a sector-neutral approach. This means their emphasis is on adding value through individual stock selection rather than significant adjustments or variances of sector weights relative to the benchmark.

Outlook

The objective of the Portfolio is to provide returns in excess of its peers and benchmark over a full market cycle through active management of a group of stocks representing companies in all capitalization groups. The Portfolio has been and continues to be positioned for a sustained period of economic growth. The management team is focused on identifying high-quality companies with stable earnings at reasonable valuations.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment /1/

                         Partner                       Consumer
                         All Cap        Russell 3000   Price
Date                     Portfolio      Index*         Index**
------------------------------------------------------------------------------
November 30, 2001        10,000         10,000         10,000
             2001        10,310         10,141          9,961
             2002         9,754         10,014          9,983
             2002         9,579          9,809         10,023
             2002        10,156         10,239         10,079
             2002         9,647          9,702         10,135
             2002         9,207          9,589         10,135
             2002         7,882          8,899         10,141
             2002         7,027          8,192         10,152
             2002         6,879          8,230         10,186
             2002         6,092          7,366         10,203
             2002         6,433          7,952         10,228
             2002         6,707          8,433         10,228
             2002         6,358          7,957         10,206
             2003         6,182          7,762         10,251
             2003         6,131          7,634         10,330
             2003         6,181          7,714         10,392
             2003         6,430          8,344         10,369
             2003         6,832          8,847         10,353
             2003         6,874          8,967         10,364
             2003         6,949          9,172         10,375
             2003         7,142          9,375         10,415
             2003         7,109          9,274         10,448
             2003         7,407          9,835         10,437
             2003         7,591          9,970         10,409
             2003         7,853         10,426         10,398
             2004         7,849         10,644         10,448
             2004         8,036         10,787         10,505
             2004         7,920         10,659         10,573
             2004         7,681         10,439         10,606
             2004         7,912         10,591         10,668
    June 30, 2004        $8,169        $10,801        $10,702

Footnotes read:
*  The Russell 3000 Index is an index comprised of the 3,000 largest companies based on market capitalization and is designed to represent the performance of about 98% of the U.S. equity market. It is not possible to invest directly in the Index. The performance of the index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

/1/Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Not annualized for periods less than one year.
   Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call
   800-THRIVENT or visit www.thrivent.com for more current performance results. At various times, the Portfolio's adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the
   Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. The prospectus contains more complete information on the objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. Please read your prospectus carefully.

[PHOTO OMITTED: SCOTT A. VERGIN]

Thrivent Large Cap
Growth Portfolio
(Formerly Growth Portfolio)

Scott A. Vergin, Portfolio Manager

The Thrivent Large Cap Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks of established corporations that appear to offer attractive prospects of a high total return from dividends and capital appreciation.

Despite a reasonably positive start to the year, growth stocks treaded water in the second quarter of 2004, and ended the first half of the year largely flat. For the six-month period ended June 30, 2004, the
Large Cap Growth Portfolio delivered a return of 2.54%, in line with its Lipper Inc. peer group of similar large-cap growth portfolios, which posted a median return of 2.53%. The Portfolio marginally underperformed its primary benchmark, the Russell 1000 Growth Index, which generated a return of 2.74% for the same period.

Large Cap Issues Remain in Tight Trading Range

The beginning of the period was underscored by continued strong growth in the U.S. economy supported by healthy consumer and capital spending. This, in turn, helped trigger a rise in industrial production, which led to improvements in corporate profits. Growth stocks fared reasonably well, particularly those issued in the financial services and auto/transportation sectors.

Throughout the remainder of the review period, however, stocks remained locked within a tight trading range as competing forces seemed to create a tug-of-war in the markets-at-large, keeping most large-cap issues stuck in neutral. The good news in the economy, such as continued economic strength, robust corporate earnings and vastly improved employment data, seemed to compete with rising energy costs and interest rates, as well as continued geopolitical concerns surrounding the transition of authority in Iraq and the upcoming presidential election.

Factors Impacting Performance

Stock selection, driven by our strict focus on bottom-up, individual security analysis, was the most significant contributor to Portfolio performance this period. Several of our technology stocks delivered strong returns, thereby boosting overall Portfolio performance.
Holdings such as Research in Motion, the company that manufactures
Blackberry handsets, as well as Checkpoint Software, a security software company, enjoyed good performance due to strong sales this period. Another strong performer for the Portfolio was Nortel, which we managed to buy at what we believed was good value, and then sell at just the right time as the stock's value peaked, enabling us to successfully harvest gains for the Portfolio. Finally, Apple Computer, which enjoyed good demand for its IPOD product line, also proved to be a winner for the Portfolio.

On the negative side, three factors detracted from our performance versus our benchmark. The fact that we did not own AT&T Wireless -- which was bought out by Cingular and consequently outperformed -- hurt us.
Similarly, our underweighted exposure to another outperformer, Apollo
Education, an online education stock that also enjoyed good performance this period, detracted from our returns. In addition to these two factors, we believe it is important to mention that the Portfolio's fees most significantly impacted our relative performance vis--vis our benchmark, whose performance reflects no costs or fees.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Information Technology                 29.7%
Health Care                            18.7%
Consumer Discretionary                 14.3%
Financials                             10.3%
Industrials                             9.1%
Consumer Staples                        7.4%
Energy                                  2.9%
Materials                               0.8%
Communications Services                 0.7%
Miscellaneous                           0.6%

Top 10 Holdings
(% of Portfolio)

Microsoft Corporation             3.4%
Pfizer, Inc.                      3.1%
Cisco Systems, Inc.               3.0%
General Electric Company          2.8%
Intel Corporation                 2.5%
Dell, Inc.                        1.9%
Citigroup, Inc.                   1.5%
eBay, Inc.                        1.5%
Wal-Mart Stores, Inc.             1.5%
Johnson & Johnson                 1.5%

Footnote reads:
These holdings represent 22.7% of the total investment portfolio.

Footnote reads:
Quoted Top Industries and Top 10 Holdings are subject to change. The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

                           Portfolio Facts
                            June 30, 2004

Net Assets          $2,461,987,068           NAV          $14.06
NAV -- High+             1/26/2004 -- $14.46
NAV -- Low+              5/17/2004 -- $13.26
Number of Holdings: 224          + For the six months ended June 30, 2004

      Average Annual Total Returns /1/
             June 30, 2004

1 Year          5-Year          10-Year
---------------------------------------
17.87%          -2.55%           11.62%

Outlook

We are cautiously optimistic that stronger-than-expected corporate earnings will fuel reasonably good performance in the equity markets in the coming months. This, coupled with moderating inflation and relatively stable long-term interest rates, should set a sound backdrop for the large-cap growth stock universe for the balance of the year. However, we do remain cautious given the disappointing sales many retail and auto companies reported in June, as well as some tepid corporate earnings pre-announcements from many software and technology companies, suggesting the economy may be cooling faster than investors anticipated. In short, we believe that the "push-pull" nature of the first half of the year could likely continue as the year progresses.

Overall, we believe prudent stock selection will continue to be the most viable way to outperform the market in the months to come. Given our outlook, we've shifted our emphasis away from more cyclical growth-type names in favor of consistent growth-type companies, which we believe will position the Portfolio wisely for the remainder of the year.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment /1/

                         Large Cap                     Consumer
                         Growth         Russell 1000   Price
    Date                 Portfolio      Growth Index*  Index**
------------------------------------------------------------------------------
    June 30, 1994        10,000         10,000         10,000
             1994        10,238         10,342         10,027
             1994        10,704         10,917         10,068
             1994        10,531         10,770         10,095
             1994        10,679         11,023         10,101
             1994        10,259         10,669         10,115
             1994        10,338         10,848         10,115
             1995        10,565         11,080         10,155
             1995        10,982         11,544         10,196
             1995        11,294         11,881         10,230
             1995        11,621         12,141         10,264
             1995        11,981         12,563         10,284
             1995        12,505         13,048         10,304
             1995        13,175         13,591         10,304
             1995        13,215         13,605         10,331
             1995        13,628         14,233         10,351
             1995        13,666         14,242         10,385
             1995        14,167         14,796         10,378
             1995        14,190         14,881         10,372
             1996        14,535         15,379         10,432
             1996        14,838         15,660         10,466
             1996        14,889         15,680         10,520
             1996        15,422         16,092         10,561
             1996        15,761         16,655         10,581
             1996        15,556         16,677         10,588
             1996        14,886         15,700         10,608
             1996        15,471         16,105         10,628
             1996        16,412         17,278         10,662
             1996        16,693         17,382         10,696
             1996        17,754         18,687         10,716
             1996        17,414         18,322         10,716
             1997        18,566         19,607         10,750
             1997        18,331         19,474         10,784
             1997        17,469         18,420         10,811
             1997        18,281         19,643         10,824
             1997        19,577         21,061         10,818
             1997        20,410         21,904         10,831
             1997        22,217         23,841         10,845
             1997        21,333         22,445         10,865
             1997        22,514         23,550         10,892
             1997        21,765         22,679         10,919
             1997        22,354         23,643         10,912
             1997        22,669         23,908         10,899
             1998        22,828         24,623         10,919
             1998        24,438         26,475         10,939
             1998        25,671         27,530         10,959
             1998        26,112         27,911         10,980
             1998        25,480         27,119         11,000
             1998        26,456         28,780         11,014
             1998        26,167         28,589         11,027
             1998        21,745         24,299         11,041
             1998        23,392         26,165         11,054
             1998        25,219         28,268         11,081
             1998        26,861         30,419         11,081
             1998        29,102         33,162         11,074
             1999        30,933         35,109         11,101
             1999        29,644         33,505         11,115
             1999        31,524         35,269         11,149
             1999        32,595         35,314         11,230
             1999        31,934         34,229         11,230
             1999        34,238         36,627         11,230
             1999        33,223         35,463         11,264
             1999        33,167         36,042         11,291
             1999        33,294         35,285         11,345
             1999        35,622         37,950         11,365
             1999        37,856         39,997         11,372
             1999        41,793         44,157         11,372
             2000        40,342         42,087         11,399
             2000        43,513         44,144         11,466
             2000        45,945         47,304         11,561
             2000        43,552         45,053         11,568
             2000        41,448         42,784         11,574
             2000        44,264         46,027         11,642
             2000        43,549         44,108         11,662
             2000        47,575         48,102         11,676
             2000        44,878         43,552         11,737
             2000        43,520         41,491         11,757
             2000        38,792         35,375         11,764
             2000        39,724         34,255         11,757
             2001        41,306         36,622         11,831
             2001        36,245         30,405         11,878
             2001        33,331         27,096         11,905
             2001        36,773         30,523         11,953
             2001        36,480         30,074         12,007
             2001        35,469         29,377         12,027
             2001        34,275         28,643         11,993
             2001        31,300         26,301         11,993
             2001        27,818         23,675         12,047
             2001        29,144         24,917         12,007
             2001        31,948         27,311         11,987
             2001        32,125         27,259         11,939
             2002        31,144         26,778         11,966
             2002        29,532         25,667         12,014
             2002        30,913         26,554         12,081
             2002        28,361         24,387         12,149
             2002        27,837         23,797         12,149
             2002        25,387         21,596         12,155
             2002        23,365         20,409         12,169
             2002        23,543         20,470         12,210
             2002        21,271         18,346         12,230
             2002        23,110         20,029         12,260
             2002        24,346         21,117         12,260
             2002        22,490         19,659         12,233
             2003        22,035         19,181         12,287
             2003        21,876         19,093         12,382
             2003        22,292         19,449         12,456
             2003        24,031         20,887         12,429
             2003        25,279         21,929         12,409
             2003        25,529         22,231         12,423
             2003        26,301         22,785         12,436
             2003        27,013         23,351         12,483
             2003        26,530         23,101         12,524
             2003        28,172         24,399         12,511
             2003        28,395         24,654         12,477
             2003        29,347         25,507         12,463
             2004        29,947         26,028         12,524
             2004        30,140         26,193         12,592
             2004        29,736         25,707         12,673
             2004        28,938         25,408         12,713
             2004        29,585         25,881         12,788
    June 30, 2004       $30,093        $26,205        $12,828

Footnotes read:
*  The Russell 1000 Growth Index is an index comprised of those Russell
   1000 companies with higher than average price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in these
   Indexes. The performance of these indexes does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

/1/Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Not annualized for periods less than one year.
   Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call
   800-THRIVENT or visit www.thrivent.com for more current performance results. At various times, the Portfolio's adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the
   Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. The prospectus contains more complete information on the objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. Please read your prospectus carefully.

[PHOTO OMITTED: SCOTT A. VERGIN]

Thrivent Large Cap Growth Portfolio II
(Formerly Investors Growth Portfolio)

Scott A. Vergin, Portfolio Manager

The Thrivent Large Cap Growth Portfolio II seeks long-term growth of capital and future income by investing primarily in a diversified portfolio of common stocks of companies that appear to offer better than average long-term growth potential.

During this reporting period, MFS Investment Management discontinued
serving as subadviser for Thrivent Large Cap Growth Portfolio II, and
Thrivent Financial assumed day-to-day investment management
responsibility for the Portfolio.

Despite promising fundamentals in the markets and the economy, large-cap growth stocks delivered lackluster performance for the first half of 2004. For the six-month period ended June 30, 2004, the Large
Cap Growth Portfolio II delivered a return of 2.36%, slightly underperforming its Lipper Inc. peer group of similar large-cap growth portfolios, which posted a median return of 2.53%. The Portfolio also marginally underperformed its primary benchmark, the Russell 1000
Growth Index, which generated a return of 2.74% for the same period.

Large Cap Stocks End Period Largely Flat

The year began with continued strong growth in the U.S. economy, buoyed by healthy consumer and capital spending. This helped trigger a rise in industrial production, which contributed to robust corporate profits. Despite these positive trends, persistently weak employment data and rising energy costs, surrounded by fears regarding U.S.
involvement in a war with Iraq, tugged on investors' minds. Overall, however, growth stocks fared reasonably well through March,
particularly those issued in the financial services and
auto/transportation sectors.

For the full six-month period, however, competing forces seemed to create a tug-of-war in the markets-at-large, keeping most large-cap issues stuck in neutral. Positive economic news, robust corporate earnings and vastly improved employment data, all seemed to compete with rising energy costs, higher interest rates, and continued
geopolitical concerns surrounding the transition of authority in Iraq and the upcoming presidential election.

Factors Impacting Performance

Individual stock selection, underscored by our strict focus on bottom-up, individual security analysis, proved to be the most significant impact to performance this period. Select technology stocks within the Portfolio performed well, such as Research in
Motion, the company that manufactures Blackberry handsets, and
Checkpoint Software, a security software company. Another strong performer for the Portfolio was Nortel, which we managed to buy at what we believed to be good value and then sell at just the right time as the stock's value peaked, enabling us to successfully harvest gains for the Portfolio. Finally, Apple Computer, which enjoyed good demand for its IPOD product line, also added to returns.

On the negative side, three primary factors caused the Portfolio's underperformance versus both its peer group and its benchmark. The fact that we did not own AT&T Wireless -- which was bought out by
Cingular and consequently outperformed -- hurt us. Similarly, our underweighted exposure to another outperformer, Apollo Education, an online education stock that also enjoyed good performance this period, detracted from our returns. Finally, we believe it is important to mention that the Portfolio's fees most significantly impacted our relative performance vis--vis our benchmark, whose performance does not reflect any fees or expenses.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Information Technology                 30.7%
Health Care                            19.3%
Consumer Discretionary                 14.8%
Financials                             10.6%
Industrials                             9.4%
Consumer Staples                        7.7%
Energy                                  2.9%
Materials                               0.8%
Communications Services                 0.7%
Miscellaneous                           0.7%

Top 10 Holdings
(% of Portfolio)

Microsoft Corporation          3.5%
Pfizer, Inc.                   3.2%
Cisco Systems, Inc.            3.1%
General Electric Company       2.9%
Intel Corporation              2.5%
Dell, Inc.                     2.0%
Wal-Mart Stores, Inc.          1.5%
eBay, Inc.                     1.5%
Citigroup, Inc.                1.5%
Johnson & Johnson              1.5%

Footnote reads:
These holdings represent 23.2% of the total investment portfolio.

Footnote reads:
Quoted Top Industries and Top 10 Holdings are subject to change. The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

                           Portfolio Facts
                            June 30, 2004

Net Assets          $42,289,880           NAV          $9.30
NAV -- High+          1/26/2004 -- $9.51
NAV -- Low+           5/17/2004 -- $8.77
Number of Holdings: 221          + For the six months ended June 30, 2004

      Average Annual Total Returns /1/
             June 30, 2004

                           From
                        Inception
          1 Year        11/30/2001
------------------------------------
          11.33%          -2.72%

Outlook

We believe that stronger-than-expected corporate earnings will help fuel reasonably good performance in the equity markets over the coming months.
This, coupled with moderating inflation and relatively stable long-term interest rates, should set a sound backdrop for the large-cap growth stock universe for the balance of the year. However, given recent signs suggesting that the economy may be cooling faster than investors anticipated, we believe that the "push-pull" nature of the review period could likely continue as the year progresses.

Overall, we believe prudent stock selection will continue to be the most promising path to favorable relative performance in the months to come. As such, we've shifted our emphasis away from more cyclical growth-type names in favor of more consistent growth-type companies.
In general, we remain confident that the growth segment of the large-cap market will continue to provide investors with superior earnings growth over time, through exposure to the premier, bellwether companies that dominate the growth industries in the U.S.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment /1/

                         Large Cap                     Consumer
                         Growth         Russell 1000   Price
Date                     Portfolio II   Growth Index** Index*
------------------------------------------------------------------------------
November 30, 2001        10,000         10,000         10,000
             2001        10,089          9,981          9,961
             2002         9,758          9,805          9,983
             2002         9,456          9,398         10,023
             2002         9,875          9,723         10,079
             2002         9,258          8,929         10,135
             2002         9,073          8,714         10,135
             2002         8,367          7,907         10,141
             2002         7,782          7,473         10,152
             2002         7,839          7,495         10,186
             2002         7,195          6,718         10,203
             2002         7,687          7,334         10,228
             2002         8,019          7,732         10,228
             2002         7,412          7,198         10,206
             2003         7,253          7,023         10,251
             2003         7,220          6,991         10,330
             2003         7,305          7,121         10,392
             2003         7,854          7,648         10,369
             2003         8,296          8,029         10,353
             2003         8,366          8,140         10,364
             2003         8,554          8,343         10,375
             2003         8,708          8,550         10,415
             2003         8,465          8,459         10,448
             2003         8,876          8,934         10,437
             2003         8,861          9,027         10,409
             2003         9,098          9,339         10,398
             2004         9,285          9,530         10,448
             2004         9,332          9,591         10,505
             2004         9,205          9,413         10,573
             2004         8,956          9,303         10,606
             2004         9,156          9,477         10,668
    June 30, 2004        $9,313         $9,595        $10,702

Footnotes read:
*  The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

** The Russell 1000 Growth Index is an index comprised of those Russell
   1000 companies with higher than average price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in these
   Indexes. The performance of these indexes does not reflect deductions for fees, expenses or taxes.

/1/Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Not annualized for periods less than one year.
   Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call
   800-THRIVENT or visit www.thrivent.com for more current performance results. At various times, the Portfolio's adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the
   Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. The prospectus contains more complete information on the objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. Please read your prospectus carefully.

[LOGO OMITTED: T. ROWE PRICE]

Thrivent Partner Growth Stock Portfolio

Subadvised by T. Rowe Price Associates, Inc.

The Thrivent Partner Growth Stock Portfolio seeks long-term growth of capital and, secondarily, to increase dividend income by investing primarily in a diversified portfolio of common stocks of
well-established growth companies.

Performance Summary

The Partner Growth Stock Portfolio delivered a return of 2.49% in the first six months of 2004, in line with its Lipper Inc. peer group of similar growth stock portfolios, which posted a median return of
2.53%. The Portfolio marginally underperformed its primary benchmark, the S&P 500/Barra Growth Index, which generated a return of 2.72% for the six-month period.

Strong Start, Lackluster End to Period

The period began with continued strong economic growth supported by healthy consumer and capital spending. As industrial production enjoyed a strong rise, improvements in corporate profits followed.
Despite these positive trends, persistently weak employment data and rising energy costs, accompanied by fears regarding U.S. involvement in a war with Iraq, weighed on investors' sentiments.

Stocks continued the advance that had begun in the first quarter of
2003, but the large-cap growth segment did not participate as fully as it did in prior quarters. In particular, technology-related shares, one of the leading groups of 2003, performed poorly in the first quarter of 2004. Energy and financial stocks, which are typically considered more value-oriented issues, provided the best returns, reflecting both an unexpected decline in interest rates and a sharp rise in energy prices in the first three months of 2004. Technology shares, which dominate the growth segments of the markets, rebounded nicely in the second quarter. Most energy stocks continued to perform well, but financials fell off as interest rates increased on the heels of vastly improved job growth, which gained momentum into the second quarter.

Factors Impacting Performance

While energy stocks were not a significant component of the Portfolio for the period, the stocks we did own performed quite well. Our holdings in the materials sector also performed well, largely due to increases in the prices of most commodities this period. Finally, while the Portfolio's technology stocks generally performed poorly for the first three months of the period, they rebounded strongly in the latter part, with solid returns achieved from holdings such as Yahoo!
and Research In Motion.

On the negative side, health care-related stocks proved disappointing, with weakness in holdings such as Forrest Labs and United Healthgroup detracting from performance versus our market benchmark. Fortunately, we held only a modest weighting in this area relative to our peers and thus the impact on the Portfolio was limited. Clear Channel
Communications in the media segment also proved to be particularly disappointing for the period.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Information Technology                 21.9%
Consumer Discretionary                 20.1%
Financials                             18.5%
Health Care                            12.7%
Industrials                             8.1%
Consumer Staples                        4.9%
Energy                                  3.9%
Communications Services                 2.8%
Materials                               1.5%

Top 10 Holdings
(% of Portfolio)

Citigroup, Inc.                             3.5%
Microsoft Corporation                       3.3%
General Electric Company                    2.4%
UnitedHealth Group, Inc.                    2.2%
Pfizer, Inc.                                2.1%
American International Group, Inc.          2.0%
Dell, Inc.                                  1.6%
Target Corporation                          1.6%
WellPoint Health Networks, Inc.             1.5%
State Street Corporation                    1.4%

Footnote reads:
These holdings represent 21.6% of the total investment portfolio.

Footnote reads:
Quoted Top Industries and Top 10 Holdings are subject to change. The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

                           Portfolio Facts
                            June 30, 2004

Net Assets          $91,435,341           NAV          $10.45
NAV -- High+          2/17/2004 -- $10.63
NAV -- Low+           5/17/2004 -- $9.87
Number of Holdings: 116          + For the six months ended June 30, 2004

      Average Annual Total Returns /1/
             June 30, 2004

                          From
                         Inception
          1 Year        11/30/2001
------------------------------------
          17.41%          1.85%

Outlook

We expect the economic recovery to enjoy sustained, above-trend growth for most of 2004 and perhaps well into 2005. No doubt, we have likely seen interest rates bottom out for the cycle, and we believe the bias in regard to interest rates will be higher. We also expect profits to remain strong, but believe the peak rates of growth are behind us.
Continued sustained earnings growth will play an important role in equity performance this year, as further expansion in price/earnings ratios is unlikely in the face of higher interest rates.

In this type of environment, we continue to seek attractive
opportunities in areas such as information technology, particularly software, as we believe the cyclical upturn in IT spending will continue to improve. That being said, selectivity is critical and we are modestly underweighted in our exposure to the entire sector. In the consumer sector, we maintain a bias toward media stocks, as we believe they currently offer reasonable valuations and good potential for a cyclical recovery in earnings. Financial stocks, particularly those exposed to a continued favorable economic and investment environment, remain a significant weighting within the Portfolio.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment /1/

                         Partner
                         Growth         S&P 500/       Consumer
                         Stock          Barra Growth   Price
Date                     Portfolio      Index**        Index*
------------------------------------------------------------------------------
November 30, 2001        10,000         10,000         10,000
             2001        10,163         10,015          9,961
             2002         9,805          9,999          9,983
             2002         9,588          9,704         10,023
             2002        10,008          9,936         10,079
             2002         9,419          9,225         10,135
             2002         9,286          9,046         10,135
             2002         8,487          8,320         10,141
             2002         7,876          7,921         10,152
             2002         8,045          7,970         10,186
             2002         7,212          7,146         10,203
             2002         7,894          7,806         10,228
             2002         8,290          8,185         10,228
             2002         7,805          7,653         10,206
             2003         7,677          7,462         10,251
             2003         7,562          7,440         10,330
             2003         7,684          7,590         10,392
             2003         8,321          8,098         10,369
             2003         8,785          8,362         10,353
             2003         8,929          8,514         10,364
             2003         9,103          8,625         10,375
             2003         9,255          8,775         10,415
             2003         9,157          8,748         10,448
             2003         9,605          9,141         10,437
             2003         9,724          9,219         10,409
             2003        10,229          9,616         10,398
             2004        10,413          9,799         10,448
             2004        10,502          9,850         10,505
             2004        10,382          9,619         10,573
             2004        10,171          9,559         10,606
             2004        10,334          9,711         10,668
    June 30, 2004       $10,484         $9,877        $10,702

Footnotes read:
*  The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

** The S&P 500/Barra Growth Index is a capitalization-weighted index comprised of securities with higher price-to-book ratios in the S&P 500
   Index. The S&P 500/Barra Growth Index is designed so that approximately one-half of the S&P 500 Index market capitalization is characterized as
   "value" and the other half as "growth." It is not possible to invest directly in these Indexes. The performance of these indexes does not reflect deductions for fees, expenses or taxes.

/1/Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Not annualized for periods less than one year.
   Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call
   800-THRIVENT or visit www.thrivent.com for more current performance results. At various times, the Portfolio's adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the
   Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. The prospectus contains more complete information on the objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. Please read your prospectus carefully.

[PHOTO OMITTED: MATTHEW D. FINN]

Thrivent Large Cap Value Portfolio
(Formerly Value Portfolio)

Matthew D. Finn, Portfolio Manager

The Thrivent Large Cap Value Portfolio seeks long-term growth of capital.

Large-capitalization value stocks generated positive returns for the six-month period ended June 30, 2004. The Thrivent Large Cap Value
Portfolio posted a net return of 3.83% for the period. During that same time, the Portfolio's Lipper Inc. peer group of portfolios posted a median return of 3.08%. The Portfolio's previous benchmark, the S&P
500/Barra Value Index, gained 4.17%, and the current benchmark, the
Russell 1000 Value Index returned 3.94%. Because the Russell 1000
Value Index is more broad and representative of the companies in which the Portfolio invests, it will be used to compare performance of the
Portfolio in the future. This is the public benchmark most commonly used by advisors and consultants in reviewing large-capitalization value portfolios.

Energy, Financial Stocks Drive Performance

Stronger sectors for the period included energy, financials, consumer staples and industrials. Energy companies did well as a recovering world economy led to above-trend increases in consumption. Also, the
Iraq conflict and the terrorism wild card added a premium to the price of oil.

A main cause of the Portfolio's underperformance relative to its benchmark was its 3% allocation to cash investments, which did not perform as well as stocks during the period. The cash is held mainly for liquidity purposes. The index has no such need, and it
participated 100% in stocks' gains.

The Portfolio benefited from the strength in the energy sector, with holdings that included a position in oil and gas refiner Valero
Energy, which appreciated more than 59% during the period. The financial sector also contributed significantly to the Portfolio's relative performance. Here, our stock selection benefited performance as regional bank SouthTrust Corp. agreed to be acquired by Wachovia
Corp. The Portfolio's weaker area was the technology sector. Our position in semiconductor manufacturer Texas Instruments hurt the most, and it subsequently has been sold.

Uncertainty Limits Stock Market Moves

It appears that the U.S. economy is in the middle of a recovery.
Uncertainty about the length and strength of the recovery, as well as the war and the presidential election -- and the digestion of 2003's strong gains from the bear market lows -- have kept the market in a narrow trading range for much of this year. Oftentimes, investors anticipate earnings recoveries, and share prices peak prior to earnings. The Portfolio's focus on valuation is designed to avoid the shares of companies that already fully reflect the best case for earnings.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Financials                             26.3%
Industrials                            11.4%
Energy                                 10.6%
Information Technology                  9.8%
Consumer Discretionary                  9.3%
Health Care                             7.8%
Consumer Staples                        7.1%
Materials                               6.2%
Communications Services                 3.1%
Utilities                               2.6%

Top 10 Holdings
(% of Portfolio)

Bank of America Corporation          3.6%
Citigroup, Inc.                      3.3%
Exxon Mobil Corporation              2.6%
ConocoPhillips Company               2.2%
Tyco International, Ltd.             2.0%
Time Warner, Inc.                    2.0%
Hewlett-Packard Company              1.7%
J.P. Morgan Chase & Company          1.5%
Johnson & Johnson                    1.5%
Merck & Company, Inc.                1.5%

Footnote reads:
These holdings represent 21.9% of the total investment portfolio.

Footnote reads:
Quoted Top Industries and Top 10 Holdings are subject to change. The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

                           Portfolio Facts
                            June 30, 2004

Net Assets          $280,024,106           NAV          $10.13
NAV -- High+            3/5/2004 -- $10.24
NAV -- Low+            5/10/2004 -- $9.57
Number of Holdings: 129          + For the six months ended June 30, 2004

      Average Annual Total Returns /1/
             June 30, 2004

                            From
                          Inception
          1 Year          11/30/2001
------------------------------------
          19.81%             1.25%

Outlook

Going forward, earnings will drive the market and portfolio performance.
Valuations have become more compressed, and thus stock selection will be more important in driving portfolio returns. The Portfolio remains focused on investing in attractively priced, quality companies where investors'
expectations do not fully reflect the long-term normal earnings potential of the company.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment /1/

                         Large Cap      S&P 500/                      Consumer
                         Value          Barra Value    Russell 1000   Price
Date                     Portfolio      Index**        Value Index*   Index***
------------------------------------------------------------------------------
November 30, 2001        10,000         10,000         10,000         10,000
             2001        10,144         10,152         10,236          9,961
             2002         9,949          9,874         10,157          9,983
             2002         9,927          9,785         10,173         10,023
             2002        10,377         10,287         10,654         10,079
             2002        10,070          9,771         10,289         10,135
             2002        10,060          9,810         10,340         10,135
             2002         9,412          9,192          9,747         10,141
             2002         8,611          8,198          8,841         10,152
             2002         8,644          8,255          8,908         10,186
             2002         7,788          7,312          7,917         10,203
             2002         7,859          7,919          8,504         10,228
             2002         8,199          8,475          9,039         10,228
             2002         7,826          8,034          8,647         10,206
             2003         7,636          7,815          8,437         10,251
             2003         7,468          7,602          8,212         10,330
             2003         7,471          7,592          8,226         10,392
             2003         8,036          8,342          8,950         10,369
             2003         8,495          8,956          9,528         10,353
             2003         8,618          9,021          9,647         10,364
             2003         8,740          9,222          9,791         10,375
             2003         8,921          9,421          9,943         10,415
             2003         8,820          9,250          9,846         10,448
             2003         9,293          9,882         10,449         10,437
             2003         9,390          9,971         10,590         10,409
             2003         9,946         10,586         11,243         10,398
             2004        10,083         10,774         11,441         10,448
             2004        10,289         11,017         11,686         10,505
             2004        10,213         10,940         11,584         10,573
             2004        10,002         10,671         11,301         10,606
             2004        10,088         10,793         11,416         10,668
    June 30, 2004       $10,326        $11,027        $11,686        $10,702

Footnotes read:
*   The Russell 1000 Value Index is an index comprised of companies with lower price-to-book ratios and lower forecasted growth rates within the
    Russell 1000 Index. It is not possible to invest directly in these
    Indexes. The performance of these Indexes does not reflect deductions for fees, expenses or taxes. The composition of the Russell 1000 Value
    Index serves as a better reflection of the Portfolio's current investment strategy than does the S&P 500/Barra Value Index.

**  The S&P 500/Barra Value Index is a capitalization-weighted index comprised of the lowest price-to-book ratio securities in the S&P 500
    Index. The S&P 500/Barra Value Index is designed so that approximately one-half of the S&P 500 Index market capitalization is characterized as
    "value" and the other half as "growth." It is not possible to invest directly in these Indexes. The performance of these indexes does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

/1/ Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Not annualized for periods less than one year.
    Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.
    Call 800-THRIVENT or visit www.thrivent.com for more current performance results. At various times, the Portfolio's adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the
    Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. The prospectus contains more complete information on the objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. Please read your prospectus carefully.

[PHOTO OMITTED: FREDERICK L. PLAUTZ]

Thrivent Large Cap
Stock Portfolio
(Formerly Capital Growth Portfolio)

Frederick L. Plautz, Portfolio Manager

The Thrivent Large Cap Stock Portfolio seeks long-term capital growth by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

Large-cap stocks delivered moderate performance in the first half of
2004, as competing forces in the market-at-large kept most large-cap issues locked within a tight trading range. For the six-month period ended June 30, 2004, the Large Cap Stock Portfolio returned 1.30%, underperforming its benchmark, the S&P 500 Index, which returned
3.44%. The Portfolio also trailed its Lipper Inc. peer group of similar large-cap stock portfolios, which returned a median of 2.30%
for the same period.

Large-Cap Stocks Stagnant for Period

The year opened with continued strong growth in the U.S. economy bolstered by good consumer and capital spending, while an increase in business productivity helped spur improvements in corporate profits.
Throughout the remainder of the period, however, stocks remained locked within a tight trading range as competing forces seemed to create a tug-of-war in the markets-at-large, keeping most large-cap issues stuck in neutral. Favorable news on economic growth, robust corporate earnings and vastly improved employment data all seemed to compete with high energy costs, anticipated rising interest rates, and continued geopolitical concerns surrounding the transition of authority in Iraq and the upcoming presidential election.

Factors Impacting Performance

The majority of the Portfolio's underperformance occurred in the first quarter of the year. Our exposure to the cable sector most
significantly detracted from performance versus the portfolio's benchmark, with stocks such as Comcast responding negatively to the strong subscriber growth of competitors.

Likewise, some of our retail holdings detracted from performance.
Tiffany, for example, experienced a significant earnings
disappointment due to a slowdown in sales in its Japanese locations, exerting downward pressure on its stock. Both Target and Family Dollar reported disappointing comparable-store sales this period, hurting performance.

However, since the Portfolio did post positive performance, there were a few factors that worked in our favor. Our biggest single performer this period was Harley Davidson, which proved to be a relatively cheaply valued stock that enjoyed a good earnings report in the first quarter. Another positive influence to performance was our
overweighted exposure to the energy sector, which was the market's best-performing sector for the period.

The fact that we avoided the materials sector, which experienced a substantial correction in the first quarter, also helped support performance. Finally, select stocks within the Portfolio posted strong gains, such as Alberto-Culver, Wellpoint Health Networks (an HMO) and
AIG (a property casualty insurer), thereby adding to our returns.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Financials                             18.1%
Information Technology                 16.3%
Consumer Discretionary                 13.5%
Health Care                            12.7%
Industrials                            12.0%
Consumer Staples                        8.4%
Energy                                  6.1%
Materials                               2.6%
Communications Services                 2.4%
Utilities                               1.1%

Top 10 Holdings
(% of Portfolio)

Microsoft Corporation                       3.3%
Pfizer, Inc.                                2.9%
Citigroup, Inc.                             2.7%
Exxon Mobil Corporation                     2.6%
American International Group, Inc.          2.2%
3M Company                                  1.9%
Cisco Systems, Inc.                         1.9%
Intel Corporation                           1.9%
General Electric Company                    1.9%
Johnson & Johnson                           1.7%

Footnote reads:
These holdings represent 23.0% of the total investment portfolio.

Footnote reads:
Quoted Top Industries and Top 10 Holdings are subject to change. The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

                           Portfolio Facts
                            June 30, 2004

Net Assets          $372,236,539           NAV          $8.67
NAV -- High+           1/26/2004 -- $8.88
NAV -- Low+            5/17/2004 -- $8.26
Number of Holdings: 123          + For the six months ended June 30, 2004

      Average Annual Total Returns /1/
             June 30, 2004

                            From
                         Inception
          1 Year          3/1/2001
------------------------------------
          12.27%          -3.81%

Outlook

While we recognize that performance for the period was disappointing, we believe there is ample reason for an optimistic outlook. After a disappointing first quarter, we restructured the Portfolio to bring its composition more in line with that of its peer group of large-cap core portfolios. We are encouraged by the recent performance of the
Portfolio in that it reflects the better diversification and improved stock selection that the restructuring was designed to achieve. What's more, stock selection is now assisted by the use of sophisticated quantitative models that rank stocks according to expected
performance.

Going forward, we expect interest rates will trend upward. As such, we've trimmed our exposure to the financials sector, a segment of the market that typically responds negatively to a rising rate
environment. In light of our expectations for a sustained economic expansion, we've maintained our overweighted position in consumer discretionary as well as industrial stocks. Finally, as the prospects for many technology companies have improved along with the economy, we've moved from a large underweighting to a marginally underweighted exposure to these issues.

Overall, we are confident that this strategy, along with our recent portfolio restructuring and a favorable economic outlook, will bode well for the Portfolio and our valued investors in the months to come.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment /1/

                         Large Cap                     Consumer
                         Stock          S&P 500        Price
    Date                 Portfolio      Index**        Index*
------------------------------------------------------------------------------
    March 1, 2001        10,000         10,000         10,000
             2001         9,580          9,357         10,023
             2001        10,090         10,084         10,063
             2001        10,020         10,151         10,108
             2001         9,673          9,904         10,125
             2001         9,483          9,807         10,097
             2001         8,882          9,193         10,097
             2001         8,291          8,450         10,142
             2001         8,531          8,612         10,108
             2001         9,082          9,272         10,091
             2001         9,222          9,353         10,051
             2002         9,081          9,217         10,074
             2002         8,911          9,039         10,114
             2002         9,242          9,379         10,171
             2002         8,740          8,811         10,228
             2002         8,693          8,746         10,228
             2002         8,034          8,123         10,233
             2002         7,415          7,489         10,245
             2002         7,447          7,539         10,279
             2002         6,621          6,720         10,296
             2002         7,233          7,311         10,321
             2002         7,539          7,741         10,321
             2002         7,147          7,287         10,299
             2003         7,010          7,096         10,344
             2003         6,937          6,989         10,424
             2003         6,996          7,057         10,487
             2003         7,479          7,638         10,464
             2003         7,816          8,040         10,447
             2003         7,826          8,143         10,458
             2003         7,938          8,287         10,470
             2003         8,056          8,448         10,509
             2003         7,970          8,358         10,544
             2003         8,330          8,831         10,532
             2003         8,323          8,909         10,504
             2003         8,674          9,375         10,492
             2004         8,819          9,547         10,544
             2004         8,880          9,680         10,600
             2004         8,718          9,534         10,669
             2004         8,639          9,385         10,703
             2004         8,636          9,513         10,766
    June 30, 2004        $8,787         $9,698        $10,800

Footnotes read:
*  The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

** The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

/1/Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Not annualized for periods less than one year.
   Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call
   800-THRIVENT or visit www.thrivent.com for more current performance results. At various times, the Portfolio's adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the
   Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. The prospectus contains more complete information on the objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. Please read your prospectus carefully.

[PHOTO OMITTED: KEVIN R. BRIMMER]

Thrivent Large Cap
Index Portfolio

Kevin R. Brimmer, Portfolio Manager

The Thrivent Large Cap Index Portfolio strives for investment results that approximate the performance of the S&P 500 Index(registered trademark)* by investing primarily in common stocks comprising the
Index.

The Thrivent Large Cap Index Portfolio returned 3.25% over the six-month period ended June 30, 2004, while the Portfolio's industry benchmark, the S&P 500 Index, gained 3.44% over the same time frame.
The difference between the Portfolio and Index returns was primarily the result of expenses charged to the Portfolio that are not applicable to the Index. We achieved the Portfolio's objective of providing returns that approximate those of the benchmark S&P 500
Index.

Large-Capitalization Companies Continued to Make Gains

Large-cap stocks again turned in positive returns for the first half of
2004 after a strong year for the market segment in 2003. Although stocks showed strength across the board due to positive news for corporate earnings, smaller and medium-sized companies outpaced larger ones during the reporting period. Based on history, smaller companies typically do outperform larger ones in the first stages of an economic recovery.
Despite the solid performance, the markets continued to experience a historically high level of volatility. Investor concerns over a number of factors including energy prices, the Iraq war, rising interest rates and a recent uptick in inflation contributed to the market's uneasiness.

Value-oriented stocks outpaced more growth-oriented names during the period. In addition, all sectors in the large-cap market had positive six-month performance. The three top-performing sectors in the large-cap arena were industrials, energy and consumer staples. On the other hand, the areas showing the worst performance during the period were the consumer discretionary, utilities and materials sectors.

Because we use an indexing approach to manage the Thrivent Large Cap
Index Portfolio, we have no active stock selection process. Our goal is to maintain a fully invested portfolio that replicates the composition and performance of the S&P 500 Index, while keeping transaction costs to a minimum. The Index, which is widely regarded as the best gauge of the U.S. large-cap equities market, represents approximately 80% of the U.S. stock market and covers all major market sectors. During the semiannual reporting period, the Portfolio owned all 500 companies within the benchmark.

We carefully monitor the S&P 500 Index for any daily company changes and quarterly sector and market-capitalization rebalancing and alter the
Portfolio accordingly. Generally, variances in performance relative to the
Index are a result of expenses, transaction costs and minor differences in
Portfolio composition relative to the Index. As the amount of assets in the Portfolio grows, these variables will have less of an impact on performance.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Financials                             19.3%
Information Technology                 16.3%
Health Care                            12.7%
Industrials                            10.9%
Consumer Staples                       10.5%
Consumer Discretionary                 10.3%
Energy                                  6.2%
Communications Services                 3.2%
Materials                               2.8%
Utilities                               2.5%

Top 10 Holdings
(% of Portfolio)

General Electric Company                    3.0%
Microsoft Corporation                       2.7%
Exxon Mobil Corporation                     2.6%
Pfizer, Inc.                                2.3%
Citigroup, Inc.                             2.1%
Wal-Mart Stores, Inc.                       2.0%
American International Group, Inc.          1.7%
Intel Corporation                           1.6%
Bank of America Corporation                 1.5%
Johnson & Johnson                           1.5%

Footnote reads:
These holdings represent 21.0% of the total investment portfolio.

Footnote reads:
Quoted Top Industries and Top 10 Holdings are subject to change. The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

                           Portfolio Facts
                            June 30, 2004

Net Assets          $778,412,165           NAV          $20.20
NAV -- High+           2/11/2004 -- $20.63
NAV -- Low+            5/17/2004 -- $19.17
Number of Holdings: 506          + For the six months ended June 30, 2004

      Average Annual Total Returns /1/
             June 30, 2004

                                 From
                               Inception
1 Year          5-Year         6/14/1995
------------------------------------------
18.63%          -2.45%          10.17%

Outlook

Going forward, we remain optimistic about the stock market based on the improving U.S. economy and strong corporate profits. However, these positive factors may be tempered by the many potential uncertainties on the horizon such as high energy prices, Federal
Reserve interest rate moves, inflation expectations, the November elections and the situation in Iraq to name a few. We believe these factors will most likely lead to even more volatility than the heightened levels we've seen over the past few years. We do anticipate at some point that market leadership will shift toward favoring somewhat larger-sized companies as the economic recovery continues.
However, we believe in uncertain market times, an indexed product is an ideal place to invest your money. The Thrivent Large Cap Index
Portfolio offers you returns that are in line with the market while giving you broad exposure to large-cap companies.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment /1/

                         Large
                         Cap                           Consumer
                         Index          S&P 500        Price
    Date                 Portfolio      Index*         Index**
------------------------------------------------------------------------------
    June 14, 1995        10,000         10,000         10,000
             1995        10,190         10,163         10,020
             1995        10,521         10,500         10,020
             1995        10,544         10,526         10,046
             1995        10,993         10,970         10,066
             1995        10,948         10,931         10,099
             1995        11,423         11,411         10,092
             1995        11,639         11,631         10,085
             1996        12,033         12,027         10,145
             1996        12,144         12,138         10,177
             1996        12,254         12,255         10,230
             1996        12,438         12,436         10,269
             1996        12,753         12,756         10,289
             1996        12,793         12,805         10,296
             1996        12,236         12,239         10,315
             1996        12,484         12,497         10,335
             1996        13,181         13,201         10,368
             1996        13,543         13,565         10,401
             1996        14,510         14,590         10,421
             1996        14,254         14,301         10,421
             1997        15,137         15,195         10,453
             1997        15,254         15,314         10,486
             1997        14,634         14,685         10,512
             1997        15,497         15,561         10,526
             1997        16,426         16,509         10,519
             1997        17,150         17,248         10,532
             1997        18,504         18,621         10,545
             1997        17,469         17,578         10,565
             1997        18,396         18,540         10,591
             1997        17,785         17,921         10,618
             1997        18,520         18,751         10,611
             1997        18,900         19,073         10,598
             1998        19,106         19,283         10,618
             1998        20,462         20,674         10,637
             1998        21,500         21,733         10,657
             1998        21,702         21,952         10,677
             1998        21,323         21,574         10,696
             1998        22,183         22,451         10,710
             1998        21,944         22,211         10,723
             1998        18,822         19,000         10,736
             1998        20,003         20,217         10,749
             1998        21,634         21,862         10,775
             1998        22,937         23,187         10,775
             1998        24,260         24,523         10,769
             1999        25,264         25,548         10,795
             1999        24,483         24,754         10,808
             1999        25,438         25,745         10,841
             1999        26,407         26,742         10,920
             1999        25,775         26,110         10,920
             1999        27,189         27,560         10,920
             1999        26,343         26,699         10,953
             1999        26,222         26,567         10,979
             1999        25,508         25,839         11,032
             1999        27,093         27,474         11,051
             1999        27,633         28,032         11,058
             1999        29,237         29,684         11,058
             2000        27,790         28,192         11,084
             2000        27,234         27,659         11,150
             2000        29,871         30,364         11,242
             2000        28,997         29,451         11,248
             2000        28,422         28,846         11,255
             2000        29,101         29,557         11,321
             2000        28,663         29,096         11,340
             2000        30,423         30,903         11,354
             2000        28,823         29,271         11,413
             2000        28,688         29,147         11,432
             2000        26,430         26,849         11,439
             2000        26,553         26,981         11,432
             2001        27,488         27,938         11,505
             2001        24,978         25,391         11,551
             2001        23,399         23,782         11,577
             2001        25,200         25,630         11,623
             2001        25,359         25,802         11,675
             2001        24,735         25,174         11,695
             2001        24,485         24,926         11,662
             2001        22,951         23,366         11,662
             2001        21,108         21,479         11,715
             2001        21,500         21,889         11,675
             2001        23,134         23,568         11,656
             2001        23,327         23,774         11,610
             2002        22,982         23,427         11,636
             2002        22,533         22,976         11,682
             2002        23,373         23,840         11,748
             2002        21,946         22,394         11,813
             2002        21,780         22,229         11,813
             2002        20,218         20,646         11,820
             2002        18,682         19,036         11,833
             2002        18,803         19,162         11,873
             2002        16,758         17,081         11,892
             2002        18,221         18,583         11,922
             2002        19,281         19,676         11,922
             2002        18,146         18,521         11,896
             2003        17,665         18,037         11,948
             2003        17,394         17,766         12,040
             2003        17,556         17,938         12,113
             2003        19,004         19,414         12,086
             2003        20,000         20,436         12,067
             2003        20,248         20,697         12,080
             2003        20,599         21,062         12,093
             2003        20,993         21,472         12,139
             2003        20,760         21,245         12,178
             2003        21,928         22,446         12,165
             2003        22,114         22,643         12,132
             2003        23,265         23,830         12,119
             2004        23,685         24,267         12,178
             2004        24,008         24,605         12,244
             2004        23,639         24,234         12,323
             2004        23,260         23,854         12,363
             2004        23,572         24,180         12,435
    June 30, 2004       $24,021        $24,649        $12,474

Footnotes read:
*  The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization stocks. "S&P 500(registered trademark)" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor's and Standard &
   Poor's makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. Index funds are subject to the same market risks associated with the stocks in their respective indexes. The performance of these Indexes does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

/1/Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Not annualized for periods less than one year.
   Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call
   800-THRIVENT or visit www.thrivent.com for more current performance results. At various times, the Portfolio's adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the
   Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. The prospectus contains more complete information on the objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. Please read your prospectus carefully.

[PHOTO OMITTED: REGINALD L. PFEIFER]

Thrivent Real Estate
Securities Portfolio

Reginald L. Pfeifer, Portfolio Manager

The Thrivent Real Estate Securities Portfolio seeks to provide long-term capital appreciation and high current income by investing primarily in the equity securities of companies in the real estate industry.

For the first half of 2004, real estate securities (REIT stocks)
enjoyed a continuation of the solid performance they posted in 2003, generally outperforming the overall equity markets. These conditions provided a favorable backdrop for the Thrivent Real Estate Securities
Portfolio, which posted a 6.81% return for the six-month period ended
June 30, 2004. These results compare favorably to the Portfolio's primary benchmark, the NAREIT Real Estate 50 Index, which posted a return of 6.69%. The Portfolio outperformed its Lipper Inc. peer group, which returned a median of 6.10% over this period.

REITS Fare Favorably Versus Broad
Equities Markets

For the six-month period under review, real estate equities performed well, generally outperforming the core equity market indices. This is especially notable given the approximate 18% price decline that the
REIT market experienced during April and May. The impressive rebound in REIT stock prices after this correction allowed REIT indices to finish the first half of 2004 as one of the best performing asset classes.

The first half of 2004 was characterized by strength in retail REITs
(regional malls and shopping centers), which benefited from healthy consumer spending and strong demand from retailers for rentable space. The lodging sector also performed well as a result of an improving economy and a welcomed increase in business travel. Conversely, the office sector remained weak, with high vacancy rates persisting in most areas of the country. The apartment market remained under pressure during the first half, as low mortgage rates continued to make home ownership relatively attractive.
However, higher interest rates and strong employment gains helped apartment
REITs perform well during the second quarter.

Factors Impacting Performance

There were several reasons for the favorable performance of the Real Estate
Securities Portfolio over this period. Our exposure in regional mall and shopping center REITs was a key performance driver during the first half. We also maintained a meaningful level of exposure in the lodging sector, which also benefited performance. Finally, our underweight exposure in the apartment sector, particularly during the first quarter, was instrumental in our Portfolio's performance.

The investment strategy of the Real Estate Securities Portfolio is to maintain a well-diversified portfolio with exposure across the REIT market capitalization spectrum. As a result, our portfolio is comprised of not only large-cap REITs, but also mid- and small-cap REIT stocks as well. Smaller-cap
REITs underperformed their larger-cap counterparts during the last six months, thereby modestly detracting from Portfolio performance.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Financials                             90.9%
Consumer Discretionary                  4.4%
Industrials                             0.1%

Top 10 Holdings
(% of Portfolio)

Simon Property Group                           5.3%
Gereral Growth Properties, Inc.                4.3%
ProLogis Trust                                 4.1%
Vornado Realty Trust                           3.3%
Equity Residential REIT                        3.0%
Rouse Company                                  3.0%
Boston Properties, Inc.                        2.9%
Equity Office Properties Trust                 2.6%
Archstone-Smith Trust                          2.5%
Developers Diversified Realty Corporation      2.4%

Footnote reads:
These holdings represent 33.4% of the total investment portfolio.

Footnote reads:
Quoted Top Industries and Top 10 Holdings are subject to change. The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

                           Portfolio Facts
                            June 30, 2004

Net Assets          $98,875,753           NAV          $13.46
NAV -- High+           4/1/2004 -- $14.34
NAV -- Low+           5/10/2004 -- $11.82
Number of Holdings: 118          + For the six months ended June 30, 2004

             Total Returns /1/
             June 30, 2004

                             From
                          Inception
          1 Year          4/30/2003
------------------------------------
          29.20%            32.41%

Outlook

We believe economic conditions provide a favorable environment in which to own REIT stocks. A continued economic recovery in the U.S., in our opinion, will lead to sustainable and increasing demand for rental space in the primary property types (i.e. office, industrial, retail, and apartments). Likewise, the lodging sector should perform well as an economic expansion leads to an increase in business travel expenditures. If employment growth continues during the second half of
2004, the health of the office and apartment sectors should gradually improve.

We remain mindful, however, of the risks inherent in our current environment. While moderately rising interest rates should not pose a serious problem to REITs, a more substantial increase in interest rates than currently expected could adversely impact this segment of the equity market. Given this potential concern, we have positioned the Portfolio for what we expect to be a modest economic recovery, placing a greater emphasis on retail property REITs, which we believe have strong fundamental characteristics supporting their current valuation levels. We remain cautious on the apartment sector; however, given weak operating fundamentals in this property type that may not improve significantly during the second half of 2004.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment /1/

                         Real Estate    NAREIT Real    Consumer
                         Securities     Estate 50      Price
   Date                  Portfolio      Index*         Index**
------------------------------------------------------------------------------
   April 30, 2003        10,000         10,000         10,000
             2003        10,549         10,573          9,984
             2003        10,748         10,790          9,995
             2003        11,346         11,413         10,005
             2003        11,440         11,525         10,044
             2003        11,822         11,911         10,076
             2003        12,042         12,086         10,065
             2003        12,599         12,593         10,038
             2003        13,002         13,005         10,027
             2004        13,541         13,537         10,076
             2004        13,842         13,834         10,131
             2004        14,647         14,656         10,196
             2004        12,625         12,587         10,229
             2004        13,471         13,517         10,288
    June 30, 2004       $13,887        $13,874        $10,321

Footnotes read:
*  The NAREIT Real Estate 50 Index is comprised of the largest 50 companies from the NAREIT Global Real Estate Index. It is not possible to invest directly in this Index. The performance of this Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

/1/Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Not annualized for periods less than one year. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit
   www.thrivent.com for more current performance results. At various times, the
   Portfolio's adviser reimbursed and/or paid non-advisory Portfolio expenses.
   Had the adviser not done so, the Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. The prospectus contains more complete information on the objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. Please read your prospectus carefully.

[PHOTOS OMITTED: KEVIN R. BRIMMER AND STEVEN H. C. LEE ]

Thrivent Balanced Portfolio

Kevin R. Brimmer, (left) and Steven H. C. Lee, (right), Portfolio
Co-Managers

The Thrivent Balanced Portfolio seeks capital growth and income by investing in a mix of common stocks, bonds and money market instruments. Securities are selected consistent with the policies of the Large Cap Index and Bond Index
Portfolios.

During the semiannual period ended June 30, 2004, stocks continued to post positive returns while an increase in inflation caused
high-quality bonds to turn in barely positive results. The Thrivent
Balanced Portfolio gained 1.94% over the six months, in line with its
Lipper Inc. peer group of similarly managed balanced portfolios which posted a median return of 1.98%. Over the same time frame, the S&P 500
Index gained 3.44% while the Lehman Brothers Aggregate Bond Index returned 0.15%.

Stocks Gain, Led by Smaller Companies

For the first half of 2004, stocks showed strength across the board due to positive news for corporate earnings. Smaller and medium-sized companies outpaced larger ones, which is typical during the first stages of an economic recovery. Despite the solid performance, the markets continued to experience a historically high level of volatility due to investor concerns over a number of factors including energy prices, interest rates and inflation. Within the
large-capitalization segment, all sectors had positive six-month performance with value-oriented stocks outpacing more growth-oriented names.

We use an indexing approach to manage both the stock and bond components of the Thrivent Balanced Portfolio. In the stock portion, our goal is to replicate the composition and performance of the S&P
500 Index, while keeping transaction costs to a minimum. The Index is widely regarded as the best gauge of the U.S. large-cap equities market. During the semiannual reporting period, the stock portfolio owned all 500 companies within the benchmark.

Bonds Falter over Inflation Worries

Bond investors spent the six-month period anxiously watching economic data on inflation and job growth in anticipation of an interest rate move by the Federal Reserve. On June 30, the Fed raised its target for short-term interest rates a quarter of a percentage point. During the reporting period, mortgage-backed securities were the best-performing fixed income asset class followed by asset-backed, agency, Treasury and corporate securities.

In the bond portion of the Thrivent Balanced Portfolio, our goal is to match, as closely as possible, the composition and return of the
Lehman Brothers Aggregate Bond Index. As a result, we kept the duration and the sector weights of the bond portfolio in line with the index. The index duration at the end of the period was 4.77 years, which we tracked as closely as possible. The bond portfolio's sector weights as of June 30 included 36% mortgage-backed securities, 25%
corporate securities, 24% Treasuries, 11% agency securities, 3%
commercial mortgage-backed securities and 1.5% asset-backed
securities.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Financials                             12.5%
U.S. Government                        10.2%
Mortgage-Backed Securities              9.0%
Information Technology                  8.5%
Health Care                             6.6%
Consumer Discretionary                  6.1%
Consumer Staples                        5.7%
Industrials                             5.6%
Energy                                  3.4%
Communications Services                 2.6%

Top 10 Holdings
(% of Portfolio)

Federal National Mortgage Association
(July 2034)                             3.1%
General Electric Company                1.6%
Microsoft Corporation                   1.4%
Exxon Mobil Corporation                 1.3%
U.S. Treasury Notes (May 2007)          1.2%
Pfizer, Inc.                            1.2%
Federal Home Loan Mortgage Corporation
(September 2004)                        1.1%
Federal National Mortgage Association
(July 2019)                             1.1%
Citigroup, Inc.                         1.1%
Wal-Mart Stores, Inc.                   1.0%

Footnote reads:
These holdings represent 14.1% of the total investment portfolio.

Footnote reads:
Quoted Top Industries and Top 10 Holdings are subject to change.
The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

                           Portfolio Facts
                            June 30, 2004

Net Assets         $737,437,537           NAV          $14.41
NAV -- High+          2/11/2004 -- $14.88
NAV -- Low+           5/10/2004 -- $13.93
Number of Holdings: 865          + For the six months ended June 30, 2004

      Average Annual Total Returns /1/
             June 30, 2004

                             From
                           Inception
1 Year          5-Year     6/14/1995
------------------------------------
10.55%          1.70%        8.66%

Outlook

Going forward, we believe we will see a modest increase in inflation;
however, we don't expect it to rise dramatically. We remain optimistic about the stock market based on the improving U.S. economy and strong corporate profits. However, these positive factors may be tempered by the many potential uncertainties such as energy prices, interest rates, inflation, the November elections and the situation in Iraq. We believe these uncertainties may lead to even more stock market volatility than the heightened levels we've seen over the past few years. We also anticipate that market leadership will shift at some point toward favoring somewhat larger-sized companies.

With interest rates still at historically low levels, our outlook calls for the Federal Reserve to slowly and steadily raise rates for the remainder of the year. A rising rate environment will negatively affect the performance of the bond market, especially the highest quality securities. We expect 10-year Treasury rates to move up modestly to around 5% by year-end. We also anticipate that the yield curve will flatten significantly. Although corporate bonds appear to be close to fair value, we believe they will modestly outperform
Treasuries for the rest of the fiscal year. On the other hand, mortgage-backed securities are somewhat richly valued and will likely fall short of Treasuries.

During uncertain times for the stock market, inflation and interest rates, we believe a balanced approach is an especially prudent choice for investors. The Thrivent Balanced Portfolio offers investors broad exposure to both the U.S. stock and fixed income markets.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment /1/

                                                       Lehman
                                                       Brothers       Consumer
                         Balanced       S&P 500        Aggregate      Price
    Date                 Portfolio      Index*         Bond Index**   Index***
-------------------------------------------------------------------------------
    June 14, 1995        10,000         10,000         10,000         10,000
             1995        10,107         10,163          9,988         10,020
             1995        10,295         10,500          9,966         10,020
             1995        10,351         10,526         10,086         10,046
             1995        10,635         10,970         10,184         10,066
             1995        10,678         10,931         10,316         10,099
             1995        10,977         11,411         10,471         10,092
             1995        11,146         11,631         10,618         10,085
             1996        11,378         12,027         10,688         10,145
             1996        11,372         12,138         10,503         10,177
             1996        11,394         12,255         10,430         10,230
             1996        11,466         12,436         10,371         10,269
             1996        11,618         12,756         10,350         10,289
             1996        11,695         12,805         10,489         10,296
             1996        11,429         12,239         10,518         10,315
             1996        11,550         12,497         10,500         10,335
             1996        11,984         13,201         10,683         10,368
             1996        12,262         13,565         10,920         10,401
             1996        12,803         14,590         11,107         10,421
             1996        12,666         14,301         11,003         10,421
             1997        13,111         15,195         11,037         10,453
             1997        13,183         15,314         11,064         10,486
             1997        12,848         14,685         10,942         10,512
             1997        13,337         15,561         11,106         10,526
             1997        13,820         16,509         11,211         10,519
             1997        14,225         17,248         11,344         10,532
             1997        14,999         18,621         11,650         10,545
             1997        14,480         17,578         11,550         10,565
             1997        15,001         18,540         11,721         10,591
             1997        14,804         17,921         11,891         10,618
             1997        15,171         18,751         11,945         10,611
             1997        15,416         19,073         12,066         10,598
             1998        15,583         19,283         12,220         10,618
             1998        16,189         20,674         12,211         10,637
             1998        16,667         21,733         12,253         10,657
             1998        16,799         21,952         12,317         10,677
             1998        16,704         21,574         12,434         10,696
             1998        17,131         22,451         12,540         10,710
             1998        17,041         22,211         12,566         10,723
             1998        15,800         19,000         12,771         10,736
             1998        16,476         20,217         13,070         10,749
             1998        17,194         21,862         13,001         10,775
             1998        17,791         23,187         13,074         10,775
             1998        18,387         24,523         13,114         10,769
             1999        18,842         25,548         13,207         10,795
             1999        18,405         24,754         12,977         10,808
             1999        18,840         25,745         13,049         10,841
             1999        19,256         26,742         13,090         10,920
             1999        18,938         26,110         12,975         10,920
             1999        19,495         27,560         12,934         10,920
             1999        19,146         26,699         12,879         10,953
             1999        19,108         26,567         12,872         10,979
             1999        18,908         25,839         13,022         11,032
             1999        19,586         27,474         13,070         11,051
             1999        19,811         28,032         13,069         11,058
             1999        20,409         29,684         13,006         11,058
             2000        19,822         28,192         12,963         11,084
             2000        19,713         27,659         13,120         11,150
             2000        20,815         30,364         13,293         11,242
             2000        20,522         29,451         13,255         11,248
             2000        20,291         28,846         13,249         11,255
             2000        20,710         29,557         13,524         11,321
             2000        20,604         29,096         13,647         11,340
             2000        21,416         30,903         13,845         11,354
             2000        20,847         29,271         13,932         11,413
             2000        20,844         29,147         14,024         11,432
             2000        20,075         26,849         14,254         11,439
             2000        20,273         26,981         14,518         11,432
             2001        20,834         27,938         14,756         11,505
             2001        19,850         25,391         14,884         11,551
             2001        19,178         23,782         14,959         11,577
             2001        19,978         25,630         14,897         11,623
             2001        20,088         25,802         14,987         11,675
             2001        19,829         25,174         15,043         11,695
             2001        19,865         24,926         15,380         11,662
             2001        19,236         23,366         15,556         11,662
             2001        18,465         21,479         15,737         11,715
             2001        18,807         21,889         16,066         11,675
             2001        19,516         23,568         15,845         11,656
             2001        19,566         23,774         15,744         11,610
             2002        19,457         23,427         15,872         11,636
             2002        19,321         22,976         16,025         11,682
             2002        19,579         23,840         15,759         11,748
             2002        19,035         22,394         16,064         11,813
             2002        19,026         22,229         16,201         11,813
             2002        18,323         20,646         16,341         11,820
             2002        17,682         19,036         16,538         11,833
             2002        17,881         19,162         16,817         11,873
             2002        16,882         17,081         17,090         11,892
             2002        17,678         18,583         17,011         11,922
             2002        18,273         19,676         17,007         11,922
             2002        17,756         18,521         17,358         11,896
             2003        17,485         18,037         17,374         11,948
             2003        17,413         17,766         17,613         12,040
             2003        17,501         17,938         17,599         12,113
             2003        18,385         19,414         17,745         12,086
             2003        19,058         20,436         18,075         12,067
             2003        19,185         20,697         18,039         12,080
             2003        19,163         21,062         17,433         12,093
             2003        19,417         21,472         17,549         12,139
             2003        19,463         21,245         18,013         12,178
             2003        20,018         22,446         17,845         12,165
             2003        20,131         22,643         17,888         12,132
             2003        20,804         23,830         18,070         12,119
             2004        21,075         24,267         18,215         12,178
             2004        21,311         24,605         18,413         12,244
             2004        21,177         24,234         18,551         12,323
             2004        20,810         23,854         18,068         12,363
             2004        20,938         24,180         17,996         12,435
    June 30, 2004       $21,209        $24,649        $18,099        $12,474

Footnotes read:
*   The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**  The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

/1/ Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Not annualized for periods less than one year. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for more current performance results. At various times, the Portfolio's adviser reimbursed and/or paid non-advisory
    Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. The prospectus contains more complete information on the objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. Please read your prospectus carefully.

[PHOTOS OMITTED: PAUL J. OCENASEK AND MARK L. SIMENSTAD]

Thrivent High Yield Portfolio

Paul J. Ocenasek, (left) and Mark L. Simenstad, (right), Portfolio
Co-Managers

The Thrivent High Yield Portfolio seeks a higher level of income through investment in a diversified portfolio of high yield securities
("junk bonds")* which involve greater risks than higher quality investments, while also considering growth of capital as a secondary objective.

The high-yield segment of the fixed-income markets was relatively volatile during the first half of 2004, yet ended with the lower and upper tiers of the quality spectrum delivering somewhat uniform returns. For the six-month period ended June 30, 2004, the High Yield
Portfolio returned 1.46%, marginally outperforming its primary benchmark, the Lehman Brothers High Yield Bond Index, which generated a return of 1.36%. The Portfolio significantly outperformed its Lipper
Inc. peer group of similar high yield bond portfolios, which posted a median return of 1.09%.

Intra-Period Volatility Results in Uniform Returns for High Yield
Market

The high-yield bond segment of the fixed-income markets was relatively volatile over the course of the review period, as different tiers of the quality spectrum competed for outperformance. During the first quarter of the year, higher-quality bonds outperformed the riskier credits in the high-yield market, reversing a year-long trend. The catalyst for this shift was a statement by the Federal Reserve Board that seemed to pave the way for a rate hike sooner than some investors had expected. This, coupled with investors' mounting fears over a growing U.S. involvement in a war with Iraq, generated some choppiness as the review period began. For the remainder of the period, when robust economic data emerged, particularly regarding a vastly improved employment picture, yield spreads, or differences, tightened a bit.
The lower-quality segments of the high-yield market began to spring back, and for the six-month period as a whole, B-rated, BB-rated and
CCC-rated credits delivered remarkably uniform performance.

Factors Impacting Performance

Our active management of the Portfolio's exposure to bonds of varying credit quality within the high-yield universe proved to be the most significant driver of our outperformance this period. Our overweighted exposure to B-rated bonds, which modestly outperformed lower-quality bonds this period, added to performance. Likewise, our decision to underweight the Portfolio's exposure to BB- and CCC-rated credits helped our relative performance for the six-month period.

Another positive impact to performance was the fact that early in the period, we began taking profits from some of our holdings in the utilities sector. After reducing our exposure to an underweighted posture by harvesting gains for the Portfolio, this sector lagged the market.

Our decision to increase the Portfolio's exposure to more cyclical industry sectors, such as chemicals, manufacturing and metals/mining bonds, also boosted returns, as these sectors in general outperformed many other sectors this period.

On the negative side, the fact that we ran a fully invested portfolio and maintained a lower cash position than did many of our peers detracted from relative performance. While the Portfolio posted positive returns, price movements for most of our holdings were negative.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Communications Services                16.0%
Consumer Cyclical                      14.2%
Capital Goods                          11.0%
Utilities                              10.0%
Basic Materials                         9.7%
Consumer Non-Cyclical                   7.7%
Energy                                  4.6%
Financials                              4.0%
Technology                              2.6%
Transportation                          2.1%

Moody's Bond Quality
Ratings Distributions

Aaa                 0.0%
Aa                  0.0%
A                   0.0%
Baa                 1.1%
Ba                 25.7%
B                  65.6%
Caa                 6.7%
Ca                  0.0%
C                   0.0%
D                   0.2%
Not Rated           0.9%

Top 10 Holdings by Issuer
(% of Portfolio)

Williams Companies, Inc.                  1.2%
Nextel Communications, Inc.               1.0%
Allied Waste North America, Inc.          0.9%
Quest Services Corporation                0.9%
Midland Funding Corporation II            0.9%
Edison Mission Energy                     0.8%
Georgia-Pacific Corporation               0.8%
Sovereign Real Estate
Investment Corporation                    0.8%
BCP Caylux Holdings Luxembourg SCA        0.7%
Group 1 Automotive, Inc.                  0.7%

Footnote reads:
These holdings represent 8.7% of the total investment portfolio.

Footnotes read:
* High-yield bonds carry greater volatility and risk than investment grade bonds.

Quoted Top Industries, Moody's Bond Quality Ratings Distributions and Top 10
Holdings by Issuer are subject to change.  The lists of Top Industries and
Top 10 Holdings by Issuer exclude short-term investments and collateral held for securities loaned. Moody's Bond Quality Ratings only reflect long-term fixed income securities.

                           Portfolio Facts
                            June 30, 2004

Net Assets         $844,013,551           NAV          $5.01
NAV -- High+          1/26/2004 -- $5.24
NAV -- Low+           5/17/2004 -- $4.92
Number of Holdings: 257          + For the six months ended June 30, 2004

      Average Annual Total Returns /1/
             June 30, 2004

1 Year          5-Year          10-Year
---------------------------------------
10.78%          -1.24%          3.87%

Outlook

We anticipate that upward pressure on interest rates will continue for the remainder of the year and as such, we intend to maintain our emphasis on single B-rated credits while underweighting our exposure to BB-rated and CCC-rated debt. While we are generally optimistic that economic growth will continue in the U.S., given the risk/return profile many of these securities offer we aren't convinced there will be adequate payoff to compensate for the additional risk these securities would introduce into the Portfolio.

We believe there is ample reason to maintain a positive outlook for the remainder of the year. Corporate profits remain strong, and the debt burden of many highly-leveraged companies continues to drop, as many companies' efforts to pay down debt accelerated in the second quarter. With default rates still decreasing, market fundamentals still solid, and with many high-yield bonds now more fairly valued, in our opinion, we believe the high-yield bond market currently offers solid opportunity for favorable coupon yield plus potential price appreciation over the months to come.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment /1/

                                        Lehman
                                        Brothers       Consumer
                         High Yield     High Yield     Price
    Date                 Portfolio      Bond Index**   Index***
------------------------------------------------------------------------------
    June 30, 1994        10,000         10,000         10,000
             1994         9,927         10,085         10,027
             1994        10,004         10,156         10,068
             1994         9,952         10,157         10,095
             1994         9,981         10,181         10,101
             1994         9,767         10,053         10,115
             1994         9,710         10,127         10,115
             1995         9,742         10,264         10,155
             1995        10,122         10,616         10,196
             1995        10,223         10,730         10,230
             1995        10,474         11,003         10,264
             1995        10,697         11,312         10,284
             1995        10,749         11,384         10,304
             1995        11,090         11,527         10,304
             1995        11,138         11,563         10,331
             1995        11,243         11,705         10,351
             1995        11,296         11,778         10,385
             1995        11,428         11,882         10,378
             1995        11,613         12,068         10,372
             1996        11,884         12,281         10,432
             1996        12,186         12,290         10,466
             1996        12,069         12,282         10,520
             1996        12,150         12,309         10,561
             1996        12,286         12,383         10,581
             1996        12,187         12,486         10,588
             1996        12,101         12,544         10,608
             1996        12,296         12,679         10,628
             1996        12,716         12,985         10,662
             1996        12,681         13,085         10,696
             1996        12,813         13,343         10,716
             1996        12,963         13,438         10,716
             1997        13,119         13,569         10,750
             1997        13,311         13,794         10,784
             1997        12,886         13,588         10,811
             1997        12,888         13,732         10,824
             1997        13,382         14,025         10,818
             1997        13,766         14,220         10,831
             1997        14,239         14,611         10,845
             1997        14,286         14,577         10,865
             1997        14,730         14,866         10,892
             1997        14,600         14,879         10,919
             1997        14,647         15,022         10,912
             1997        14,791         15,153         10,899
             1998        15,105         15,426         10,919
             1998        15,314         15,517         10,939
             1998        15,515         15,662         10,959
             1998        15,455         15,724         10,980
             1998        15,401         15,779         11,000
             1998        15,477         15,835         11,014
             1998        15,572         15,925         11,027
             1998        14,315         15,047         11,041
             1998        14,103         15,115         11,054
             1998        13,807         14,805         11,081
             1998        14,492         15,419         11,081
             1998        14,569         15,436         11,074
             1999        14,889         15,665         11,101
             1999        14,773         15,573         11,115
             1999        15,045         15,722         11,149
             1999        15,645         16,026         11,230
             1999        15,400         15,809         11,230
             1999        15,563         15,776         11,230
             1999        15,606         15,839         11,264
             1999        15,455         15,664         11,291
             1999        15,340         15,551         11,345
             1999        15,300         15,448         11,365
             1999        15,644         15,630         11,372
             1999        16,101         15,806         11,372
             2000        16,191         15,737         11,399
             2000        16,617         15,768         11,466
             2000        16,287         15,436         11,561
             2000        15,923         15,461         11,568
             2000        15,492         15,303         11,574
             2000        15,710         15,614         11,642
             2000        15,582         15,733         11,662
             2000        15,471         15,841         11,676
             2000        15,057         15,702         11,737
             2000        14,239         15,200         11,757
             2000        12,739         14,598         11,764
             2000        12,790         14,879         11,757
             2001        13,948         15,994         11,831
             2001        13,918         16,207         11,878
             2001        13,172         15,825         11,905
             2001        12,739         15,628         11,953
             2001        12,858         15,910         12,007
             2001        12,369         15,464         12,027
             2001        12,391         15,691         11,993
             2001        12,528         15,876         11,993
             2001        11,613         14,809         12,047
             2001        11,962         15,176         12,007
             2001        12,327         15,729         11,987
             2001        12,325         15,665         11,939
             2002        12,520         15,774         11,966
             2002        12,222         15,554         12,014
             2002        12,438         15,928         12,081
             2002        12,548         16,177         12,149
             2002        12,331         16,093         12,149
             2002        11,464         14,907         12,155
             2002        10,952         14,255         12,169
             2002        11,044         14,662         12,210
             2002        10,835         14,469         12,230
             2002        10,645         14,343         12,260
             2002        11,290         15,232         12,260
             2002        11,259         15,445         12,233
             2003        11,572         15,959         12,287
             2003        11,780         16,155         12,382
             2003        12,113         16,620         12,456
             2003        12,717         17,606         12,429
             2003        12,808         17,787         12,409
             2003        13,199         18,299         12,423
             2003        13,073         18,098         12,436
             2003        13,264         18,306         12,483
             2003        13,615         18,806         12,524
             2003        13,920         19,186         12,511
             2003        14,071         19,477         12,477
             2003        14,411         19,918         12,463
             2004        14,626         20,298         12,524
             2004        14,595         20,247         12,592
             2004        14,683         20,385         12,673
             2004        14,635         20,246         12,713
             2004        14,431         19,903         12,788
    June 30, 2004       $14,622        $20,188        $12,828

Footnotes read:
**  The Lehman Brothers High Yield Bond Index is an index which measures the performance of fixed-rate non-investment grade bonds. It is not possible to invest directly in the Index. The performance of the index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

/1/ Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Not annualized for periods less than one year. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for more current performance results. At various times, the Portfolio's adviser reimbursed and/or paid non-advisory
    Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. The prospectus contains more complete information on the objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. Please read your prospectus carefully.

[PHOTOS OMITTED: PAUL J. OCENASEK AND MARK L. SIMENSTAD]

Thrivent
Partner High Yield Portfolio

(Formerly High Yield Bond Portfolio)

Paul J. Ocenasek, (left), and Mark L. Simenstad, (right), Portfolio
Co-Managers

The Thrivent Partner High Yield Portfolio seeks high current income and, secondarily, capital growth by investing primarily in high-risk, high-yield bonds commonly referred to as "junk bonds." *  During this reporting period,
PIMCO, LLC discontinued serving as subadvisor for Partner High Yield
Portfolio, and Thrivent Financial assumed day-to-day investment management responsibility for the portfolio.

The high-yield segment of the fixed-income markets was relatively volatile during the first half of 2004, yet ended with the lower and upper tiers of the quality spectrum delivering somewhat uniform returns. For the six-month period ended June 30, 2004, the Partner
High Yield Portfolio returned -0.35%, significantly underperforming its primary benchmark, the Merrill Lynch High Yield Cash Pay Index, which generated a return of 1.31%. The Portfolio also underperformed its Lipper Inc. peer group of similar high yield portfolios, which posted a median return of 1.09%.

High-Yield Sector Delivers Uniform Performance for Period

During the first quarter of the year, higher-quality bonds outperformed the riskier credits in the high-yield market, reversing a year-long trend. The catalyst for this shift was a statement by the Federal Reserve Board that seemed to pave the way for a rate hike sooner than some investors had expected. This, coupled with investors' mounting fears over a growing U.S.
involvement in a war with Iraq, generated some choppiness as the review period began. For the remainder of the period, when robust economic data emerged, particularly regarding a vastly improved employment picture, yield spreads, or differences, tightened a bit. The lower-quality segments of the high-yield market began to spring back, and for the six-month period as a whole, B-rated, BB-rated and CCC-rated credits ended up delivering remarkably uniform performance.

Factors Impacting Performance

There are several reasons for our underperformance versus both our benchmark and our peer group. First, our exposure to sovereign bonds issued in the emerging markets, which generally performed poorly for the six-month period, substantially detracted from performance. This segment of the high-yield bond market experienced a marked sell-off during the first few months of the year, and consequently, suffered.

Similarly, the fact that we maintained a significantly overweighted exposure to the utilities sector throughout the period also hurt us.
Despite strong performance in the beginning of the period, many of these bonds lagged the market by the end of the review period.

Finally, the fact that the portfolio held large positions in individual bonds also detracted from returns. Holdings such as El Paso and Qwest, both of which performed poorly, hurt us more significantly due to the large position we held in each of them. As a result, we've worked to more thoroughly diversify the Portfolio's holdings as well as increase the number of holdings within the Portfolio. Overall, these factors detracted from performance vis-a-vis our benchmark and our Lipper peer group.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Communications Services                17.3%
Consumer Cyclical                      14.2%
Utilities                              11.1%
Capital Goods                          10.3%
Basic Materials                         8.8%
Consumer Non-Cyclical                   8.1%
Financials                              5.6%
Energy                                  5.3%
Technology                              1.8%
Transportation                          0.9%

Moody's Bond Quality
Ratings Distributions

Aaa                 0.0%
Aa                  0.0%
A                   0.3%
Baa                 1.6%
Ba                 32.5%
B                  56.9%
Caa                 6.8%
Ca                  0.0%
C                   0.0%
D                   0.0%
Not Rated           1.9%

Top 10 Holdings by Issuer
(% of Portfolio)

Nextel Communications, Inc.                       1.5%
Allied Waste North America, Inc.                  1.4%
Williams Companies, Inc                           1.4%
Quest Communications International, Inc.          1.2%
AES Corporation                                   1.2%
CMS Energy Corporation                            1.2%
Charter Communications Holdings, LLC              0.9%
Nalco Company                                     0.9%
Edison Mission Energy                             0.9%
Tenet Healthcare Corporation                      0.9%

Footnote reads:
These holdings represent 11.5% of the total investment portfolio.

Footnotes read
* High-yield bonds carry greater volatility and risk than investment grade bonds.

Quoted Top Industries, Moody's Bond Quality Ratings Distributions and Top 10
Holdings by Issuer are subject to change.  The lists of Top Industries and
Top 10 Holdings by Issuer exclude short-term investments and collateral held for securities loaned. Moody's Bond Quality Ratings only reflect long-term fixed income securities.

                           Portfolio Facts
                            June 30, 2004

Net Assets         $93,478,059           NAV          $6.49
NAV -- High+         1/22/2004 -- $6.87
NAV -- Low+          5/14/2004 -- $6.38
Number of Holdings: 257          + For the six months ended June 30, 2004

      Average Annual Total Returns /1/
             June 30, 2004

                              From
                           Inception
1 Year          5-Year      3/2/1998
------------------------------------
8.03%          3.78%          2.36%

Outlook

We acknowledge that many factors worked against our performance this period. However, we believe there is ample reason to maintain a positive outlook for the remainder of the year. From a macro perspective, corporate profits remain strong, default rates continue to decrease, market fundamentals remain solid, and many segments of the high-yield bond appear more fairly valued, in our opinion. All of these factors paint a favorable backdrop for the high-yield market over the course of the year.

In terms of our active management of the Portfolio's holdings, we believe we've taken several key steps to improve the Portfolio's overall risk/return profile. First, we've significantly lessened our exposure to the utilities sector, which we believe will help shield the Portfolio from what is likely to continue to be a beleaguered sector for the remainder of the year. Second, we believe our efforts to emphasize B-rated credits and sell off some of our lower-quality bonds will help mitigate the Portfolio's overall risk level with room for favorable coupon income. Finally, our efforts to more fully diversify the Portfolio will, by nature, help reduce and manage our risk. We are convinced that the favorable macro environment, coupled with our efforts to refocus the Portfolio's emphasis and composition, will bode well for our returns and our valued investors.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment /1/

                                        Merrill Lynch
                         Partner        High Yield     Consumer
                         High Yield     Cash Pay       Price
    Date                 Portfolio      Index**        Index***
------------------------------------------------------------------------------
    March 2, 1998        10,000         10,000         10,000
             1998        10,090         10,097         10,019
             1998        10,139         10,145         10,037
             1998        10,169         10,216         10,056
             1998        10,219         10,266         10,068
             1998        10,265         10,325         10,080
             1998         9,539          9,879         10,093
             1998         9,475          9,899         10,105
             1998         9,224          9,736         10,130
             1998         9,710         10,180         10,130
             1998         9,675         10,183         10,124
             1999         9,803         10,284         10,148
             1999         9,646         10,205         10,161
             1999         9,690         10,293         10,191
             1999         9,828         10,454         10,266
             1999         9,668         10,382         10,266
             1999         9,628         10,362         10,266
             1999         9,630         10,378         10,296
             1999         9,488         10,272         10,321
             1999         9,328         10,233         10,371
             1999         9,079         10,173         10,389
             1999         9,155         10,289         10,395
             1999         9,245         10,343         10,395
             2000         9,229         10,292         10,420
             2000         9,284         10,301         10,482
             2000         9,126         10,157         10,568
             2000         9,147         10,160         10,574
             2000         9,015         10,049         10,581
             2000         9,171         10,221         10,642
             2000         9,100         10,294         10,661
             2000         9,247         10,420         10,673
             2000         9,169         10,359         10,729
             2000         9,005         10,055         10,747
             2000         8,788          9,740         10,754
             2000         9,109          9,951         10,747
             2001         9,521         10,545         10,815
             2001         9,563         10,711         10,859
             2001         9,407         10,570         10,883
             2001         9,301         10,454         10,927
             2001         9,352         10,655         10,976
             2001         9,088         10,436         10,994
             2001         9,213         10,598         10,964
             2001         9,282         10,700         10,964
             2001         8,767         10,014         11,013
             2001         9,053         10,309         10,976
             2001         9,254         10,644         10,957
             2001         9,238         10,569         10,914
             2002         9,260         10,628         10,939
             2002         9,152         10,526         10,982
             2002         9,254         10,776         11,044
             2002         9,326         10,947         11,106
             2002         9,265         10,888         11,106
             2002         8,776         10,111         11,112
             2002         8,348          9,711         11,124
             2002         8,694          9,954         11,161
             2002         8,494          9,801         11,180
             2002         8,560          9,719         11,208
             2002         9,132         10,301         11,208
             2002         9,274         10,458         11,183
             2003         9,515         10,759         11,232
             2003         9,651         10,897         11,319
             2003         9,850         11,179         11,387
             2003        10,353         11,807         11,362
             2003        10,469         11,932         11,344
             2003        10,729         12,260         11,356
             2003        10,600         12,085         11,368
             2003        10,773         12,237         11,412
             2003        11,025         12,570         11,449
             2003        11,238         12,827         11,436
             2003        11,349         13,004         11,405
             2003        11,631         13,305         11,393
             2004        11,742         13,512         11,449
             2004        11,653         13,503         11,511
             2004        11,699         13,598         11,585
             2004        11,614         13,500         11,622
             2004        11,476         13,285         11,690
    June 30, 2004       $11,591        $13,479        $11,727

Footnotes read:
**  The Merrill Lynch High Yield Cash Pay Index is an index comprised of approximately 1,200 "cash pay" high yield bonds representative of the high-yield market as a whole. It is not possible to invest directly in the
    Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

/1/ Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Not annualized for periods less than one year. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for more current performance results. At various times, the Portfolio's adviser reimbursed and/or paid non-advisory
    Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. The prospectus contains more complete information on the objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. Please read your prospectus carefully.

[PHOTOS OMITTED: MICHAEL G. LANDREVILLE AND ALAN D. ONSTAD]

Thrivent Income Portfolio

Michael G. Landreville, (left) and Alan D. Onstad, (right), Portfolio
Co-Managers

The Thrivent Income Portfolio seeks a high level of income over the longer term while providing reasonable safety of capital through investment primarily in readily marketable intermediate- and long-term fixed income securities.

Rising interest rates during the six-month period ended June 30, 2004 stifled returns for bond investors. During the period, the Thrivent
Income Portfolio posted a -0.01% total return. During the same period, the Portfolio's Lipper Inc. peer group of similar fixed-income portfolios earned a 0.17% median return, while its market benchmark, the Lehman Brothers Aggregate Bond Index, returned 0.15%.

Employment Figures Spark Rates

The first half of the period was marked by a significant drop in interest rates, as concerns about a "jobless recovery" left many observers to conclude that the Federal Reserve Board had no imminent need to tighten its monetary policies. Then, in April, interest rates did an about-face following the release of surprisingly strong employment numbers. Therefore, while rates were up only modestly for the period, there was tremendous movement throughout the first two quarters.

While the Fed's actual tightening was miniscule -- from 1% to 1.25% --
the actual and anticipated rise in rates created negative price returns for bond investors. However, those negative returns were essentially offset by positive coupon returns. The result was across-the-board returns that hovered near 0%. Consistent with such an environment, there weren't many significant performances by asset categories. Corporate bonds performed in line with the overall index, as did the various rating categories from AAA down to BBB.

Factors Impacting Performance

One notable area of outperformance during the period was in Treasury
Inflation Protected Securities (TIPS). The Portfolio's overweighted position in TIPS aided returns until June, when we eliminated those holdings on a belief that the end of the long-running TIPS rally was imminent.

However, while we were able to capture the opportunity presented by
TIPS, the Portfolio did not participate in the strong returns produced by mortgage-backed securities during the period. Due to concerns about the effects of a rising interest-rate environment, which typically curtails returns for mortgage-backed securities, we maintained an underweighted stance for the period. However, diminished fears of extension risk helped propel mortgage-backed securities to positive returns. This underweighting was the primary reason for the
Portfolio's underperformance versus its Lipper peer group and its market benchmark.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Financials                             14.7%
U.S. Government                        13.1%
Communications Services                 6.1%
Utilities                               5.7%
Consumer Cyclical                       5.6%
Asset-Backed Securities                 5.4%
Mortgage-Backed Securities              5.0%
Capital Goods                           5.0%
Transportation                          4.0%
Commercial Mortgage-Backed Securit      2.5%

Moody's Bond Quality
Ratings Distributions

Aaa                37.6%
Aa                  1.4%
A                  12.1%
Baa                31.1%
Ba                 13.5%
B                   3.8%
Caa                 0.0%
Ca                  0.0%
C                   0.0%
D                   0.0%
Not Rated           0.5%

Top 10 Holdings
(% of Portfolio)

Federal National Mortgage Association
(July 2034)                                                      3.8%
U.S. Treasury Notes (May 2005)                                   2.7%
U.S. Treasury Bonds (August 2029)                                2.6%
Lehman Brothers, Inc.                                            2.1%
Federal National Mortgage Association
(July 2019)                                                      1.3%
Federal Home Loan Mortgage Corporation (September 2005)          1.2%
U.S. Government Zero Coupon Bonds                                1.1%
Chase Credit Card Master Trust                                   1.1%
CalEnergy Company, Inc.                                          1.0%
Student Loan Marketing Association
(March 2005)                                                     0.9%

Footnote reads:
These holdings represent 17.8% of the total investment portfolio.

Footnote reads:
Quoted Top Industries, Moody's Bond Quality Ratings Distributions and Top 10
Holdings are subject to change.  The lists of Top Industries and Top 10
Holdings exclude short-term investments and collateral held for securities loaned.  Moody's Bond Quality Ratings only reflect long-term fixed income securities.

                           Portfolio Facts
                            June 30, 2004

Net Assets        $1,008,592,137           NAV          $9.98
NAV -- High+            3/9/2004 -- $10.41
NAV -- Low+            6/14/2004 -- $9.89
Number of Holdings: 176          + For the six months ended June 30, 2004

      Average Annual Total Returns /1/
             June 30, 2004

1 Year          5-Year          10-Year
--------------------------------------------
1.40%          6.43%          7.02%

Outlook

The overall health of the economy bodes well for corporate bonds, and we anticipate a continued slight overweighting in that sector. We will also add to our holdings in mortgage-backed securities as they typically hold-in better in a range-bound interest rate environment.
As noted above, after gathering the returns of our past TIPS exposure, we have eliminated the Portfolio's TIPS holdings for the foreseeable future.

Looking ahead, we believe the economy will sustain its growth trends and the Fed will continue to raise interest rates. As a guard against this rising-rate environment, the Portfolio will maintain a modestly short duration as compared to its benchmark.

Despite the challenges presented by a volatile rate environment, the most significant risk in the coming months -- geopolitical risk --
will be much more difficult to predict. Major events such as the political conventions, the Olympics and the presidential election could raise fears of a possible terrorist attack. As a result, interest rates will likely remain lower than they might otherwise be as investors are attracted to the relative safe-haven of Treasuries.

The Thrivent Income Portfolio continues to offer an attractive complement to the Thrivent Limited Maturity Bond Portfolio. With
slightly higher duration and credit-quality risk, it offers an appealing bridge between the more conservative Limited Maturity Bond
Portfolio and high yield alternatives.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment /1/

                                        Lehman
                                        Brothers        Consumer
                         Income         Aggregate       Price
    Date                 Portfolio      Bond Index*     Index**
------------------------------------------------------------------------------
    June 30, 1994        10,000         10,000         10,000
             1994        10,216         10,199         10,027
             1994        10,242         10,211         10,068
             1994        10,062         10,061         10,095
             1994        10,025         10,052         10,101
             1994        10,027         10,030         10,115
             1994        10,090         10,099         10,115
             1995        10,273         10,299         10,155
             1995        10,508         10,544         10,196
             1995        10,567         10,608         10,230
             1995        10,748         10,757         10,264
             1995        11,214         11,173         10,284
             1995        11,306         11,255         10,304
             1995        11,241         11,230         10,304
             1995        11,383         11,365         10,331
             1995        11,492         11,476         10,351
             1995        11,669         11,625         10,385
             1995        11,851         11,799         10,378
             1995        12,043         11,965         10,372
             1996        12,112         12,044         10,432
             1996        11,857         11,835         10,466
             1996        11,740         11,753         10,520
             1996        11,667         11,686         10,561
             1996        11,660         11,663         10,581
             1996        11,805         11,819         10,588
             1996        11,829         11,852         10,608
             1996        11,786         11,832         10,628
             1996        12,016         12,038         10,662
             1996        12,295         12,305         10,696
             1996        12,548         12,516         10,716
             1996        12,481         12,399         10,716
             1997        12,520         12,437         10,750
             1997        12,579         12,468         10,784
             1997        12,394         12,330         10,811
             1997        12,540         12,514         10,824
             1997        12,671         12,633         10,818
             1997        12,854         12,783         10,831
             1997        13,234         13,127         10,845
             1997        13,094         13,015         10,865
             1997        13,305         13,207         10,892
             1997        13,411         13,399         10,919
             1997        13,471         13,461         10,912
             1997        13,573         13,596         10,899
             1998        13,756         13,771         10,919
             1998        13,779         13,760         10,939
             1998        13,858         13,808         10,959
             1998        13,935         13,880         10,980
             1998        14,056         14,011         11,000
             1998        14,188         14,130         11,014
             1998        14,211         14,160         11,027
             1998        14,307         14,391         11,041
             1998        14,706         14,727         11,054
             1998        14,621         14,650         11,081
             1998        14,793         14,733         11,081
             1998        14,847         14,777         11,074
             1999        14,989         14,882         11,101
             1999        14,645         14,623         11,115
             1999        14,734         14,704         11,149
             1999        14,770         14,750         11,230
             1999        14,555         14,621         11,230
             1999        14,480         14,574         11,230
             1999        14,426         14,513         11,264
             1999        14,391         14,505         11,291
             1999        14,540         14,673         11,345
             1999        14,557         14,728         11,365
             1999        14,589         14,726         11,372
             1999        14,547         14,656         11,372
             2000        14,495         14,608         11,399
             2000        14,668         14,784         11,466
             2000        14,831         14,979         11,561
             2000        14,735         14,936         11,568
             2000        14,672         14,929         11,574
             2000        15,048         15,240         11,642
             2000        15,174         15,378         11,662
             2000        15,404         15,601         11,676
             2000        15,460         15,699         11,737
             2000        15,504         15,803         11,757
             2000        15,696         16,062         11,764
             2000        16,055         16,360         11,757
             2001        16,409         16,627         11,831
             2001        16,569         16,772         11,878
             2001        16,585         16,856         11,905
             2001        16,487         16,786         11,953
             2001        16,590         16,888         12,007
             2001        16,603         16,951         12,027
             2001        16,988         17,330         11,993
             2001        17,168         17,529         11,993
             2001        17,201         17,733         12,047
             2001        17,600         18,104         12,007
             2001        17,383         17,855         11,987
             2001        17,235         17,741         11,939
             2002        17,338         17,885         11,966
             2002        17,480         18,058         12,014
             2002        17,240         17,758         12,081
             2002        17,491         18,102         12,149
             2002        17,602         18,256         12,149
             2002        17,616         18,414         12,155
             2002        17,465         18,636         12,169
             2002        17,790         18,950         12,210
             2002        18,025         19,257         12,230
             2002        17,734         19,169         12,260
             2002        17,832         19,164         12,260
             2002        18,226         19,560         12,233
             2003        18,342         19,577         12,287
             2003        18,677         19,847         12,382
             2003        18,729         19,832         12,456
             2003        19,047         19,996         12,429
             2003        19,466         20,368         12,409
             2003        19,504         20,328         12,423
             2003        18,929         19,644         12,436
             2003        19,050         19,775         12,483
             2003        19,533         20,298         12,524
             2003        19,481         20,109         12,511
             2003        19,551         20,157         12,477
             2003        19,778         20,362         12,463
             2004        19,959         20,526         12,524
             2004        20,136         20,748         12,592
             2004        20,286         20,904         12,673
             2004        19,801         20,360         12,713
             2004        19,679         20,279         12,788
    June 30, 2004       $19,776        $20,394        $12,828

Footnotes read:
*  The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

/1/Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Not annualized for periods less than one year. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit
   www.thrivent.com for more current performance results. At various times, the
   Portfolio's adviser reimbursed and/or paid non-advisory Portfolio expenses.
   Had the adviser not done so, the Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. The prospectus contains more complete information on the objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. Please read your prospectus carefully.

[PHOTO OMITTED: STEVEN H. C. LEE]

Thrivent Bond Index Portfolio

Steven H. C. Lee, Portfolio Manager

The Thrivent Bond Index Portfolio strives for investment results similar to the total return of the Lehman Brothers Aggregate Bond
Index by investing primarily in bonds and other debt securities included in the Index.

During the semiannual reporting period ended June 30, 2004, an increase in inflation numbers caused most sectors of the bond market to experience flat to slightly negative performance. For the six months, the Thrivent Bond Index Portfolio posted a return of -0.07%.
The Portfolio's unmanaged benchmark, the Lehman Brothers Aggregate
Bond Index, gained 0.15% over the same time frame.

Inflation Worries Keep All Eyes on the Fed

Investors spent the six-month period anxiously watching economic data on inflation and job growth in anticipation of an interest rate move by the Federal Reserve Board. On the last day of the reporting period, the Fed raised its target for short-term interest rates a quarter of a percentage point for the first time since May 2000. Although the Fed reported that inflation was not a major threat at the June 30 meeting, most investors believe rates will be raised further this year.

Initially performance was relatively strong for 10-year Treasuries as rates drifted down from around 4.25% to 3.70% in mid-March. However, the next month 10-year Treasury rates increased dramatically after inflation numbers began to rise. During the rest of the reporting period, rates bounced around and ended near 4.60%. Mortgage-backed securities were the best-performing fixed income asset class for the six months followed by asset-backed, agency, Treasury and corporate securities.

Our goal with the Thrivent Bond Index Portfolio is to match, as closely as possible, the composition and return of the Lehman Brothers
Aggregate Bond Index. As a result, we kept the duration and the sector weights of the Portfolio in line with the index. The index duration at the end of the period was 4.77 years which we tracked as closely as possible. The Portfolio's sector weights as of June 30 included 36%
mortgage-backed securities, 25% corporate securities, 24% Treasuries,
11% agency securities, 3% commercial mortgage-backed securities and
1.5% asset-backed securities.

The Portfolio's slight underperformance on a relative basis was the result of our corporate bond composition versus the index. With about 600 corporate bond issuers in the Lehman Brothers Aggregate Bond Index, it is impossible for the Portfolio to precisely replicate this sector. We own bonds from almost 100 corporate issuers, paying particular attention to the portfolio's exposure relative to the index. We also keep the industry weightings as close to the index as possible.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

U.S. Government                        24.3%
Mortgage-Backed Securities             22.9%
Financials                              6.6%
Communications Services                 2.1%
Consumer Cyclical                       1.8%
Foreign                                 1.4%
Commercial Mortgage-Backed Securit      1.4%
Consumer Non-Cyclical                   1.3%
Capital Goods                           1.2%
Utilities                               1.1%

Moody's Bond Quality
Ratings Distributions

Aaa                76.3%
Aa                  2.2%
A                   9.2%
Baa                12.0%
Ba                  0.3%
B                   0.0%
Caa                 0.0%
Ca                  0.0%
C                   0.0%
D                   0.0%
Not Rated           0.0%

Top 10 Holdings
(% of Portfolio)

Federal National Mortgage Association
(July 2034)                                  7.5%
U.S. Treasury Notes (May 2007)               3.6%
Federal National Mortgage Association
(July 2019)                                  3.0%
Federal Home Loan Mortgage Corporation
(July 2034)                                  2.3%
Federal National Mortgage Association
(July 2019)                                  1.9%
Federal Home Loan Mortgage Corporation
(July 2034)                                  1.7%
U.S. Treasury Notes (February 2011)          1.1%
U.S. Treasury Bonds (November 2028)          1.1%
U.S. Treasury Notes (November 2006)          1.0%
U.S. Treasury Notes (May 2006)               1.0%

Footnote reads:
These holdings represent 24.2% of the total investment portfolio.

Footnote reads:
Quoted Top Industries, Moody's Bond Quality Ratings Distributions and Top 10
Holdings are subject to change.  The lists of Top Industries and Top 10
Holdings exclude short-term investments and collateral held for securities loaned. Moody's Bond Quality Ratings only reflect long-term fixed income securities.

                           Portfolio Facts
                            June 30, 2004

Net Assets         $263,269,747           NAV          $10.32
NAV -- High+          3/17/2004 -- $10.77
NAV -- Low+           6/14/2004 -- $10.18
Number of Holdings: 338          + For the six months ended June 30, 2004

      Average Annual Total Returns /1/
             June 30, 2004

                                  From
                                Inception
1 Year          5-Year          6/14/1995
--------------------------------------------
-0.10%          6.66%          6.40%

Outlook

Going forward, we believe we will see a modest increase in inflation;
however, we don't expect it to rise dramatically. The Federal
Reserve's aggressiveness in keeping inflation under control will drive the bond market for the rest of 2004. With rates still at historically low levels, our outlook calls for the Fed to slowly and steadily raise rates for the remainder of the year.

A rising rate environment will negatively affect the performance of the bond market, especially the highest quality securities. We expect
10-year Treasury rates to move up modestly to around 5% by year-end and possibly a little higher in 2005. We also anticipate that the yield curve will flatten significantly, meaning there will be less difference between short- and long-term rates. Because of this view, it will be important for the Portfolio to get as close as possible to the index's yield curve positioning in order to match its performance.

Right now we do not believe there are significant mispricings to take advantage of in the bond market. Although corporate bonds appear to be close to fair value, we anticipate they will modestly outperform
Treasuries for the rest of the fiscal year. We may also see agency securities do somewhat better than Treasuries. After outperforming during the first six months of the year, we currently believe mortgage-backed securities are somewhat richly valued and will likely fall short of Treasuries for the remainder of the period. With the uncertainty surrounding inflation and interest rates, we believe an investment in the Thrivent Bond Index Portfolio offers a prudent way to get diversified exposure to the U.S. fixed income market.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment /1/

                                        Lehman
                                        Brothers       Consumer
                         Bond Index     Aggregate      Price
    Date                 Portfolio      Bond Index*    Index**
------------------------------------------------------------------------------
    June 14, 1995        10,000         10,000         10,000
             1995         9,988          9,988         10,020
             1995         9,956          9,966         10,020
             1995        10,072         10,086         10,046
             1995        10,164         10,184         10,066
             1995        10,308         10,316         10,099
             1995        10,447         10,471         10,092
             1995        10,581         10,618         10,085
             1996        10,652         10,688         10,145
             1996        10,463         10,503         10,177
             1996        10,388         10,430         10,230
             1996        10,329         10,371         10,269
             1996        10,309         10,350         10,289
             1996        10,427         10,489         10,296
             1996        10,454         10,518         10,315
             1996        10,424         10,500         10,335
             1996        10,609         10,683         10,368
             1996        10,833         10,920         10,401
             1996        10,975         11,107         10,421
             1996        10,909         11,003         10,421
             1997        10,944         11,037         10,453
             1997        10,957         11,064         10,486
             1997        10,845         10,942         10,512
             1997        11,002         11,106         10,526
             1997        11,096         11,211         10,519
             1997        11,232         11,344         10,532
             1997        11,526         11,650         10,545
             1997        11,424         11,550         10,565
             1997        11,591         11,721         10,591
             1997        11,759         11,891         10,618
             1997        11,811         11,945         10,611
             1997        11,930         12,066         10,598
             1998        12,083         12,220         10,618
             1998        12,075         12,211         10,637
             1998        12,118         12,253         10,657
             1998        12,171         12,317         10,677
             1998        12,278         12,434         10,696
             1998        12,397         12,540         10,710
             1998        12,414         12,566         10,723
             1998        12,657         12,771         10,736
             1998        12,945         13,070         10,749
             1998        12,871         13,001         10,775
             1998        12,917         13,074         10,775
             1998        12,955         13,114         10,769
             1999        13,026         13,207         10,795
             1999        12,800         12,977         10,808
             1999        12,869         13,049         10,841
             1999        12,896         13,090         10,920
             1999        12,752         12,975         10,920
             1999        12,710         12,934         10,920
             1999        12,671         12,879         10,953
             1999        12,662         12,872         10,979
             1999        12,817         13,022         11,032
             1999        12,846         13,070         11,051
             1999        12,841         13,069         11,058
             1999        12,780         13,006         11,058
             2000        12,725         12,963         11,084
             2000        12,866         13,120         11,150
             2000        13,033         13,293         11,242
             2000        13,004         13,255         11,248
             2000        12,987         13,249         11,255
             2000        13,251         13,524         11,321
             2000        13,360         13,647         11,340
             2000        13,564         13,845         11,354
             2000        13,663         13,932         11,413
             2000        13,739         14,024         11,432
             2000        13,982         14,254         11,439
             2000        14,243         14,518         11,432
             2001        14,542         14,756         11,505
             2001        14,672         14,884         11,551
             2001        14,672         14,959         11,577
             2001        14,599         14,897         11,623
             2001        14,666         14,987         11,675
             2001        14,722         15,043         11,695
             2001        15,049         15,380         11,662
             2001        15,226         15,556         11,662
             2001        15,442         15,737         11,715
             2001        15,759         16,066         11,675
             2001        15,550         15,845         11,656
             2001        15,449         15,744         11,610
             2002        15,551         15,872         11,636
             2002        15,715         16,025         11,682
             2002        15,416         15,759         11,748
             2002        15,701         16,064         11,813
             2002        15,841         16,201         11,813
             2002        15,983         16,341         11,820
             1995        16,202         16,538         11,833
             2002        16,457         16,817         11,873
             2002        16,723         17,090         11,892
             2002        16,666         17,011         11,922
             2002        16,604         17,007         11,922
             2002        16,944         17,358         11,896
             2003        16,936         17,374         11,948
             2003        17,180         17,613         12,040
             2003        17,157         17,599         12,113
             2003        17,293         17,745         12,086
             2003        17,596         18,075         12,067
             2003        17,558         18,039         12,080
             2003        16,937         17,433         12,093
             2003        17,038         17,549         12,139
             2003        17,503         18,013         12,178
             2003        17,332         17,845         12,165
             2003        17,376         17,888         12,132
             2003        17,552         18,070         12,119
             2004        17,686         18,215         12,178
             2004        17,865         18,413         12,244
             2004        18,007         18,551         12,323
             2004        17,535         18,068         12,363
             2004        17,440         17,996         12,435
    June 30, 2004       $17,540        $18,099        $12,474

Footnotes read:
*  The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

/1/Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Not annualized for periods less than one year. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit
   www.thrivent.com for more current performance results. At various times, the
   Portfolio's adviser reimbursed and/or paid non-advisory Portfolio expenses.
   Had the adviser not done so, the Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. The prospectus contains more complete information on the objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. Please read your prospectus carefully.

[PHOTO OMITTED: MICHAEL G. LANDREVILLE]

Thrivent Limited
Maturity Bond Portfolio

Michael G. Landreville, Portfolio Manager

The Thrivent Limited Maturity Bond Portfolio seeks a high level of current income consistent with stability of principal.

Positive coupon returns helped mitigate the effects of negative price returns for bond investors during the six-month period ended June 30, 2004. For the period, the Thrivent Limited Maturity Bond Portfolio produced a total return of -0.12%. Meanwhile, its market benchmark, the Lehman Brothers
Government/Corporate 1-5 Year Bond Index, produced a -0.04% total return and its Lipper Inc. peer group of similar short- to intermediate-maturity bond funds, produced a median return of 0.09%.

Rising Rates, Lower Returns

Early in the period, there were two schools of thought regarding the health of the U.S. economy. One school held that the recovery was actually a "jobless recovery," which would compel the Federal Reserve
Board to adhere to its current easy monetary policies. The second heralded an economy that was creating jobs and growing stronger than originally believed, requiring a general tightening by the Fed.

The issue was settled in April with the release of surprisingly strong employment numbers. This resulted in a reversal of the first half of the period, which was marked by a significant drop in interest rates. The subsequent rise in rates during the period and the anticipation of additional rate hikes created negative price returns for bond investors. However, those negative returns were essentially offset by positive coupon returns. The bottom line was across-the-board returns that hovered near 0%.

Factors Impacting Performance

Consistent with such an environment, there weren't many significant asset-category performances. Corporate bonds performed in line with the overall index, as did the various rating categories from AAA down to BBB. Two notable areas of outperformance during the period were in
Treasury Inflation Protected Securities (TIPS) and mortgage-backed securities. While the Portfolio did not participate in the mortgage securities rally, its overweighting in TIPS aided returns during the period.

Negative influences during the period -- and the basis for the
Portfolio's relative underperformance -- included the Portfolio's underweighting in U.S. government agency securities, which enjoyed solid returns in the first half of 2004. In addition, untimely tweaks to the Portfolio's duration versus its peers had a magnified impact in light of the period's interest rate volatility.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Financials                             15.7%
Mortgage-Backed Securities              6.6%
Asset-Backed Securities                 4.4%
Consumer Cyclical                       3.7%
Utilities                               3.2%
Consumer Non-Cyclical                   2.3%
Communications Services                 2.0%
Commercial Mortgage-Backed Securit      1.8%
Transportation                          1.8%
Foreign                                 1.8%

Moody's Bond Quality
Ratings Distributions

Aaa                58.0%
Aa                  0.0%
A                   6.9%
Baa                28.1%
Ba                  7.0%
B                   0.0%
Caa                 0.0%
Ca                  0.0%
C                   0.0%
D                   0.0%
Not Rated           0.0%

Top 10 Holdings
(% of Portfolio)

U.S. Treasury Notes (July 2005)            7.6%
U.S. Treasury Notes (January 2006)         5.0%
Federal National Mortgage Association
(July 2019)                                5.0%
Morgan Stanley and Company                 4.4%
U.S. Treasury Notes (May 2005)             2.1%
Federal National Mortgage Association
(July 2034)                                1.7%
U.S. Treasury Notes (March 2005)           1.3%
Federal Home Loan Mortgage Corporation
(August 2005)                              1.3%
U.S. Treasury Notes (August 2008)          1.1%
U.S. Treasury Notes (March 2009)           0.9%

Footnote reads:
These holdings represent 30.4% of the total investment portfolio.

Footnote reads:
Quoted Top Industries, Moody's Bond Quality Ratings Distributions and Top 10
Holdings are subject to change.  The lists of Top Industries and Top 10
Holdings exclude short-term investments and collateral held for securities loaned. Moody's Bond Quality Ratings only reflect long-term fixed income securities.

                           Portfolio Facts
                            June 30, 2004

Net Assets         $277,715,139           NAV          $10.04
NAV -- High+          3/17/2004 -- $10.33
NAV -- Low+           6/14/2004 -- $9.99
Number of Holdings: 170          + For the six months ended June 30, 2004

      Average Annual Total Returns /1/
             June 30, 2004

                                  From
                               Inception
          1 Year               11/30/2001
--------------------------------------------
          0.62%                  3.66%

Outlook

For the foreseeable future, we believe the economy will sustain its growth trends, causing the Fed to continue to raise interest rates. As a guard against these conditions, the Portfolio will maintain a modestly short duration as compared to its benchmark.

The overall health of the economy bodes well for corporate bonds, and we anticipate a continued slight overweighting in that sector. We will also add to our holdings in mortgage-backed securities as they typically hold-in better in a range-bound interest rate environment.
We have sold off the Portfolio's TIPS holdings on a belief that the end of the long-running TIPS rally is imminent.

Despite the challenges presented by a volatile rate environment, the most significant risk in the coming months -- geopolitical risk --
will be much more difficult to predict. Major events such as the political conventions, the Olympics and the presidential election will be dogged by fears of a possible terrorist attack. As a result, interest rates will likely remain lower than they might otherwise be as investors are attracted to the relative safe-haven of Treasuries.

Overall, fixed income investments continue to offer valuable diversification options. And, in a rising-rate environment, their coupon income can very effectively mitigate the damage done by higher rates.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment /1/

                                        Lehman
                                        Brothers
                         Limited        Government/
                         Maturity       Corporate      Consumer
                         Bond           1-5 Year       Price
Date                     Portfolio      Bond Index*    Index**
------------------------------------------------------------------------------
November 30, 2001        10,000         10,000         10,000
             2001         9,939          9,952          9,961
             2002        10,005         10,022          9,983
             2002        10,072         10,119         10,023
             2002         9,970          9,985         10,079
             2002        10,093         10,163         10,135
             2002        10,153         10,252         10,135
             2002        10,213         10,342         10,141
             2002        10,267         10,466         10,152
             2002        10,332         10,591         10,186
             2002        10,422         10,732         10,203
             2002        10,393         10,725         10,228
             2002        10,381         10,713         10,228
             2002        10,514         10,896         10,206
             2003        10,526         10,907         10,251
             2003        10,639         11,029         10,330
             2003        10,641         11,035         10,392
             2003        10,751         11,104         10,369
             2003        10,874         11,241         10,353
             2003        10,904         11,244         10,364
             2003        10,735         10,973         10,375
             2003        10,753         11,021         10,415
             2003        10,929         11,264         10,448
             2003        10,889         11,186         10,437
             2003        10,898         11,204         10,409
             2003        10,985         11,312         10,398
             2004        11,032         11,386         10,448
             2004        11,114         11,494         10,505
             2004        11,180         11,568         10,573
             2004        10,993         11,320         10,606
             2004        10,955         11,280         10,668
    June 30, 2004       $10,972        $11,340        $10,702

Footnotes read:
*  The Lehman Brothers Government/Corporate 1-5 Year Bond
   Index is an index comprised of securities in the
   intermediate maturity range of one to five years. It is not possible to invest directly in the Index. The performance of the index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator
   that measures the change in the cost of a fixed basket of
   products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

/1/Past performance is not an indication of future results.
   Annualized total returns represent past performance and
   reflect changes in share prices, the reinvestment of all
   dividends and capital gains, and the effects of compounding.
   Not annualized for periods less than one year. Investment
   return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original
   cost. Current performance may be higher or lower than the
   performance data quoted. Call 800-THRIVENT or visit
   www.thrivent.com for more current performance results. At
   various times, the Portfolio's adviser reimbursed and/or
   paid non-advisory Portfolio expenses. Had the adviser not
   done so, the Portfolio's total returns would have been
   lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. The prospectus contains more complete information on the objectives, risks, charges and expenses of the investment company which
   investors should read and consider carefully before
   investing. Please read your prospectus carefully.

[PHOTOS OMITTED: GREGORY R. ANDERSON AND SCOTT A. LALIM]

Thrivent Mortgage
Securities Portfolio

Gregory R. Anderson (left) and Scott A. Lalim (right), Portfolio
Co-Managers

The Thrivent Mortgage Securities Portfolio seeks a combination of current income and long-term capital appreciation by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages.

Mortgage securities outperformed most sectors of the bond market and provided positive returns for investors in the six-month period ended
June 30, 2004. During the period, the Thrivent Mortgage Securities
Portfolio produced a 0.44% total return, outperforming the 0.36%
median return of its Lipper Inc. peer group of similar U.S. mortgage securities portfolios. The Portfolio's market benchmark, the Lehman
Brothers Mortgage-Backed Securities Index produced a 0.77% total return during the same period.

Short Duration Keys Returns

On a relative basis, and when adjusted to reflect the differences in duration, mortgage securities outperformed other sectors of the bond market during the period, including Treasuries, agencies and investment-grade corporate bonds.

Perceptions in the first half of the period that rates would remain low for an extended period, combined with an attractive yield spread over Treasuries, led to high demand for mortgage securities. This strong demand was met with low supplies as rising interest rates led to lower prepayment levels.

The Portfolio's outperformance relative to its Lipper peer group is partially attributable to its modestly short duration, which we established in anticipation of a rising-rate environment. In addition, positive securities selection aided returns. The Portfolio's holdings in higher coupon passthroughs, which performed better than the overall mortgage backed securities sector, also helped its performance.
Another positive contributor was its underweighted stance in government securities, as mortgage-backed securities outperformed
Treasuries and agencies during the period.

Mortgage-backed securities are also responsible for the Portfolio's underperformance relative to its market index. While comprising 100%
of the Lehman benchmark, mortgage-backed securities represent approximately 80% of our Portfolio. While the remaining 20% of our holdings -- commercial mortgage-backed securities and cash --
performed well, they did not keep pace with the strong returns posted by the index's mortgage securities.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Mortgage-Backed Securities             42.1%
Asset-Backed Securities                26.2%
Financials                             11.6%
Commercial Mortgage-Backed Securit      4.4%

Moody's Bond Quality
Ratings Distributions

Aaa               100.0%
Aa                  0.0%
A                   0.0%
Baa                 0.0%
Ba                  0.0%
B                   0.0%
Caa                 0.0%
Ca                  0.0%
C                   0.0%
D                   0.0%
Not Rated           0.0%

Top 10 Holdings
(% of Portfolio)

Federal National Mortgage Association
(July 2034)                                      16.5%
Federal National Mortgage Association
(July 2034)                                      16.3%
Federal Home Loan Mortgage Corporation
(July 2018)                                       5.2%
Federal Home Loan Mortgage Corporation
(July 2019)                                       4.0%
Residential Asset Securities Corporation          3.2%
Chase Credit Card Master Trust                    2.6%
Providian Gateway Master Trust                    2.6%
New Century Home Equity Loan Trust                2.6%
Bear Stearns Commercial Mortgage                  2.6%
GMAC Mortgage Corporation Loan Trust              2.6%

Footnote reads:
These holdings represent 58.2% of the total investment portfolio.

Footnote reads:
Quoted Top Industries, Moody's Bond Quality Rating Distributions and Top 10
Holdings are subject to change.  The lists of Top Industries and Top 10
Holdings exclude short-term investments. Moody's Bond Quality Ratings only reflect long-term fixed income securities.

                           Portfolio Facts
                            June 30, 2004

Net Assets         $45,070,388           NAV          $9.85
NAV -- High+          3/8/2004 -- $10.12
NAV -- Low+          6/14/2004 -- $9.73
Number of Holdings: 34          + For the six months ended June 30, 2004

              Total Returns /1/
              June 30, 2004

                           From
                        Inception
          1 Year        4/30/2003
------------------------------------
          1.63%          1.96%

Outlook

The second quarter of 2004 ended with the first Federal Reserve Board interest rate hike in more than four years. Federal Reserve Board policymakers are expected to continue a measured rise in the federal funds rate to 2.25% by the end of the year unless inflation
accelerates. The United States economy is showing sustainable growth, and we expect intermediate and long-term interest rates to drift higher and the yield curve to flatten through the remainder of the year. In addition to economic activity, geopolitical risk -- including events in Iraq, terrorism fears, the upcoming presidential election --
will play a major role in determining the course of interest rates over the second half of the year.

The expected slow and steady Fed rate increases, low prepayment and extension risk, and the limited new supply of mortgage securities should create ideal conditions for the mortgage sector. As a result, we expect mortgage securities to generate solid returns versus other fixed income asset classes over the second half of 2004.

Still, the uncertainty regarding interest rates and world events will lead us to position the portfolio defensively -- near the benchmark --
at least in the third quarter. This positioning will include an underweighted stance in commercial mortgage-backed securities, neutral to modest underweighting versus our benchmark in mortgage-backed securities, and a slightly higher than average cash balance. We will also increase our exposure in Treasuries and agencies to a neutral to slightly overweighted stance. In addition, we will also maintain a bias toward high-quality, liquid mortgage securities to guard against the effect of higher interest rates.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment /1/

                                        Lehmman
                                        Brothers
                                        Mortgage-
                         Mortgage       Backed         Consumer
                         Securities     Securities     Price
   Date                  Portfolio      Index**        Index*
------------------------------------------------------------------------------
   April 30, 2003        10,000         10,000         10,000
             2003        10,057         10,008          9,984
             2003        10,065         10,025          9,995
             2003         9,836          9,837         10,005
             2003         9,890          9,907         10,044
             2003        10,056         10,076         10,076
             2003        10,038         10,041         10,065
             2003        10,070         10,062         10,038
             2003        10,185         10,170         10,027
             2004        10,253         10,233         10,076
             2004        10,323         10,320         10,131
             2004        10,377         10,365         10,196
             2004        10,197         10,180         10,229
             2004        10,166         10,158         10,288
    June 30, 2004       $10,229        $10,249        $10,321

Footnotes read:
*  The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

** The Lehman Brothers Mortgage-Backed Securities (MBS) Index is formed by grouping the universe of over 600,000 individual fixed rate U.S. government agency MBS pools into approximately 3,500 generic types of securities. It is not possible to invest directly in this Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

/1/Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Not annualized for periods less than one year. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit
   www.thrivent.com for more current performance results. At various times, the
   Portfolio's adviser reimbursed and/or paid non-advisory Portfolio expenses.
   Had the adviser not done so, the Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. The prospectus contains more complete information on the objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. Please read your prospectus carefully.

[PHOTO OMITTED: WILLIAM D. STOUTEN]

Thrivent Money Market Portfolio

William D. Stouten, Portfolio Manager

The Thrivent Money Market Portfolio seeks the maximum current income that is consistent with stability of capital and maintenance of liquidity through investment in high-quality, short-term debt instruments.*

After weathering volatility throughout much of the six-month period ended June 30, 2004, money market yields ultimately trended upward, bolstered by a one-quarter-percent rate hike by the Federal Reserve
Board (the Fed) at the end of June.

We are pleased with the Money Market Portfolio's performance for the six-month period, particularly in light of the persistently low interest-rate environment that prevailed throughout the period. The Portfolio generated a total return of 0.33%, solidly outperforming its Lipper Inc. peer group, which delivered a median total return of 0.27%.

Shift in Interest-Rate Conditions During Period

For the first three months of 2004, the federal funds rate remained locked at 1.00%, its level since June 25, 2003. At that time, investors focused on continued weak employment data and apprehensions of a growing involvement by the U.S. in a war in Iraq. With no visible sign of a rate hike by the Fed in the near future, the money market rate environment remained very flat. Otherwise, the dearth of commercial paper (CP) in the markets persisted, as companies embarking on efforts to repair their balance sheets continued to "term out"
their commercial paper programs, thereby discontinuing their issuing of commercial paper altogether as notes mature. For the first half of the period, CP rates remained fairly steady, at 1.00% or better.

In April, the tide turned after a wave of favorable employment data emerged.
Interest rates across the yield curve rose, with significant increases seen among shorter-term maturities, thereby directly impacting many of the types of securities held in most money market portfolios. By the middle of June, shorter money market rates adjusted, with one-year rates standing at more than a full percentage-point above the still-one percent fed funds rate. On
June 30, the Federal Open Market Committee, the policy-setting arm of the
Federal Reserve, acted in accordance with its statements throughout the second quarter. Its decision to raise the overnight lending rate one-quarter of a percentage point to 1.25% was met with muted response from both the bond and equities markets, given that the rate increase was largely anticipated by most investors.

Factors Impacting Performance

We are generally satisfied with our relative performance for the period, given that our returns were in line with those of our peer group, as well as the fact that the Portfolio's yield generally kept pace with short-term interest rates.

Throughout the first half of the period, it was difficult to capture yield, given sluggish economic data and a generally accepted forecast for a flat interest-rate environment for the remainder of 2004. At that time, we managed to add incremental yield by extending out to one-year trades, which we did periodically as certain segments of the markets peaked. However, because we weren't convinced rates would stay flat beyond the short term, we kept our weighted average maturity at or below that of our peer group. This decision bode well for the
Portfolio when rates backed up considerably beginning in April, particularly on a relative basis.

We attempted to add value by slightly diversifying the Portfolio's mix of securities. For example, given the low supply of commercial paper during the period, we did not perceive good value in many of these securities. We trimmed our exposure to CP in order to add more
"spread" product, or those short-term instruments offering favorable relative yield. We added more floating rate securities to the
Portfolio, which, in our opinion, offered attractive relative yield at good value while still providing liquidity. In general, these decisions helped the Portfolio deliver a competitive yield while maintaining a stable net asset value of $1.00 per share throughout the period.

On the negative side, the persistently low interest-rate environment made it a formidable challenge to capture yield. While our active management of the
Portfolio's holdings added to our returns, there was no avoiding the difficulties faced by shorter-term debt securities during the period. As a result, the macro environment proved to be the largest detractor to returns this period.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Asset-Backed Commercial Paper          36.1%
Banking                                16.5%
Municipal                               9.1%
Brokerage                               8.5%
U.S. Government                         8.1%
Insurance                               7.4%
Finance                                 6.8%
Consumer Cyclical                       6.4%
Consumer Non-Cyclical                   0.7%
Education                               0.4%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION]

Portfolio Composition

Certificates of Deposit                 9.9%
Commercial Paper                       48.6%
Variable Rate Notes                    41.5%

Footnotes read:
*To the extent practicable, the Portfolio intends to maintain a stable net asset value of $1.00 per share. An investment in the Money Market Portfolio is not insured or guaranteed by the FDIC or any other government agency.
Although the Portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Portfolio.

Quoted Top Industries and Portfolio Composition is subject to change.

                           Portfolio Facts
                            June 30, 2004

Net Assets         $253,663,154           NAV          $1.00
Number of Holdings: 49          + For the six months ended June 30, 2004

       Average Annual Total Returns /1/
             June 30, 2004

1 Year          5-Year          10-Year
---------------------------------------
0.70%           3.07%           4.16%

Outlook

We believe the actions of the Federal Reserve will remain at the forefront of investors' minds as the year progresses. Should the Fed adhere to a "measured pace" in removing fiscal stimulus from the economy, as we believe it will, rates should continue to trend upward for the remainder of the year at a metered pace. Overall, with the specter of rising interest rates now clearly visible, our outlook for the money market environment is increasingly positive.

Given these expectations, we have positioned the Portfolio
accordingly. When appropriate, we will seek to increase the
Portfolio's yield potential through longer-term trades out to six-months or one-year. As in any interest-rate environment, we will continue our quest for maximum yield while maintaining a strict focus on safety and liquidity. We are confident that this concise strategy will continue to bode well for the Portfolio, and most important, for our valued clients, over the months ahead.

        Money Market Portfolio**
             June 30, 2004
                              Portfolio
---------------------------------------
7-Day Yield                     0.77%
7-Day Effective Yield           0.77%

Footnotes read:
** Seven-day yields of the Money Market Portfolio refer to the income generated by an investment in the Portfolio over a specified seven-day period. Effective yields reflect the reinvestment of income. Yields are subject to daily fluctuation and should not be considered an indication of future results.

/1/Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Not annualized for periods less than one year. Current performance may be higher or lower than the performance data quoted. Call
   800-THRIVENT or visit www.thrivent.com for more current performance results.
   At various times, the Portfolio's adviser reimbursed and/or paid non-advisory
   Portfolio expenses. Had the adviser not done so, the Portfolio's total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. The prospectus contains more complete information on the objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. Please read your prospectus carefully.

Technology Portfolio
Schedule of Investments as of June 30, 2004 (unaudited)(a)

      Shares   Common Stock (89.3%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Communications Services (1.5%)
-------------------------------------------------------------------------------------------------------------------------
       4,800   Nextel Communications, Inc.(b)                                                                    $127,968
      19,250   Sprint Corporation (FON Group)                                                                     338,800
      11,100   Verizon Communications, Inc.                                                                       401,709
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                      868,477
=========================================================================================================================

Consumer Discretionary (4.5%)
-------------------------------------------------------------------------------------------------------------------------
       3,000   Amazon.com, Inc.(b)                                                                                163,200
       3,200   Best Buy Company, Inc.                                                                             162,368
         900   E.W. Scripps Company                                                                                94,500
      14,200   eBay, Inc.                                                                                       1,305,690
       2,200   Pixar, Inc.(b,c)                                                                                   152,922
       3,200   Viacom, Inc.                                                                                       114,304
       7,100   Walt Disney Company                                                                                180,979
      11,800   XM Satellite Radio Holdings, Inc.(b,c)                                                             322,022
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                     2,495,985
=========================================================================================================================

Health Care (3.4%)
-------------------------------------------------------------------------------------------------------------------------
       2,100   Amgen, Inc.(b)                                                                                     114,597
       2,300   Bausch & Lomb, Inc.                                                                                149,661
       7,300   Baxter International, Inc.                                                                         251,923
       4,800   Boston Scientific Corporation                                                                      205,440
       2,700   Charles River Laboratories International, Inc.(b)                                                  131,949
       1,700   Invitrogen Corporation(b)                                                                          122,383
       1,900   Martek Biosciences Corporation(b)                                                                  106,723
      11,300   Pfizer, Inc.                                                                                       387,364
       8,400   Protein Design Labs, Inc.(b,c)                                                                     160,692
       5,100   Telik, Inc.(b,c)                                                                                   121,737
      13,600   Vertex Pharmaceuticals, Inc.(b,c)                                                                  147,424
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                                1,899,893
=========================================================================================================================

Industrials (1.1%)
-------------------------------------------------------------------------------------------------------------------------
       5,400   American Power Conversion Corporation                                                              106,110
       5,600   Monster Worldwide, Inc.(b)                                                                         144,032
       6,600   Northrop Grumman Corporation                                                                       354,420
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                                  604,562
=========================================================================================================================

Information Technology (78.8%)
-------------------------------------------------------------------------------------------------------------------------
       9,500   Accenture, Ltd.(b)                                                                                 261,060
       3,600   Adobe Systems, Inc.                                                                                167,400
       3,700   ADTRAN, Inc.                                                                                       123,469
       8,500   Advanced Micro Devices, Inc.(b,c)                                                                  135,150
      52,300   Agere Systems, Inc.(b)                                                                             120,290
      17,200   Agilent Technologies, Inc.(b)                                                                      503,616
       8,800   Akamai Technologies, Inc.(b)                                                                       157,960
      13,800   Altera Corporation(b)                                                                              306,636
      14,000   Amkor Technology, Inc.(b,c)                                                                        114,520
       6,300   Amphenol Corporation                                                                               209,916
      18,300   Analog Devices, Inc.                                                                               861,564
       6,100   Andrew Corporation(b)                                                                              122,061
      33,500   Apple Computer, Inc.(b)                                                                          1,090,090
      48,500   Applied Materials, Inc.(b)                                                                         951,570
      10,600   ASML Holding NV ADR(b)                                                                             181,366
      22,100   ATI Technologies, Inc.(b)                                                                          416,806
       8,815   AU Optronics Corporation(c)                                                                        144,037
       6,300   Autodesk, Inc.                                                                                     269,703
      14,100   Avaya, Inc.(b)                                                                                     222,639
       2,700   Avid Technology, Inc.(b)                                                                           147,339
      37,000   BEA Systems, Inc.(b)                                                                               304,140
      22,900   BMC Software, Inc.(b)                                                                              423,650
      12,100   Broadcom Corporation(b)                                                                            565,917
      17,400   Cadence Design Systems, Inc.(b)                                                                    254,562
       5,500   CDW Corporation                                                                                    350,680
      16,400   Check Point Software Technologies, Ltd.(b)                                                         442,636
       6,200   CheckFree Corporation(b)                                                                           186,000
      33,500   ChipPAC, Inc.(b,c)                                                                                 210,045
     104,900   Cisco Systems, Inc.(b)                                                                           2,486,130
       7,600   Cognizant Technology Solutions Corporation                                                         193,116
       7,100   Cognos, Inc.(b)                                                                                    256,736
      17,600   Computer Associates International, Inc.                                                            493,856
       5,100   Computer Sciences Corporation(b)                                                                   236,793
      20,900   Comverse Technology, Inc.(b)                                                                       416,746
      14,100   Corning, Inc.(b)                                                                                   184,146
      15,800   Cypress Semiconductor Corporation (b,c)                                                            224,202
      68,500   Dell, Inc.(b)                                                                                    2,453,670
       4,000   DST Systems, Inc.(b,c)                                                                             192,360
       6,800   Electronic Arts, Inc.                                                                              370,940
      68,700   EMC Corporation(b)                                                                                 783,180
      18,200   First Data Corporation                                                                             810,264
      25,700   Flextronics International, Ltd.(b)                                                                 409,915
       5,200   FormFactor, Inc.(b)                                                                                116,740
      21,600   Hewlett-Packard Company                                                                            455,760
      19,500   Integrated Device Technology, Inc.(b)                                                              269,880
      70,100   Intel Corporation                                                                                1,934,760
      15,900   International Business Machines Corporation                                                      1,401,585
      12,800   Intersil Corporation                                                                               277,248
       8,800   Jabil Circuit, Inc.(b)                                                                             221,584
      52,100   JDS Uniphase Corporation(b)                                                                        197,459
      14,400   Juniper Networks, Inc.(b,c)                                                                        353,808
      14,100   KLA-Tencor Corporation(b)                                                                          696,258
       7,700   Lam Research Corporation(b)                                                                        206,360
       6,600   Lexmark International, Inc.(b)                                                                     637,098
      13,800   Linear Technology Corporation                                                                      544,686
      14,500   LSI Logic Corporation(b)                                                                           110,490
     130,700   Lucent Technologies, Inc.(b,c)                                                                     494,046
       4,100   Macromedia, Inc.(b)                                                                                100,655
       9,800   Marvell Technology Group, Ltd.                                                                     261,660
      11,100   Maxim Integrated Products, Inc.                                                                    581,862
      10,800   McAfee, Inc.(b)                                                                                    195,804
       7,200   Mercury Interactive Corporation(b)                                                                 358,776
       6,700   Microchip Technology, Inc.                                                                         211,318
      12,700   Micron Technology, Inc.(b)                                                                         194,437
     105,200   Microsoft Corporation                                                                            3,004,512
      42,900   Motorola, Inc.                                                                                     782,925
      14,500   National Semiconductor Corporation                                                                 318,855
      10,100   NETGEAR, Inc.(b,c)                                                                                 108,474
       6,700   Network Appliance, Inc.(b)                                                                         144,251
      21,200   Nokia Corporation ADR                                                                              308,248
      47,900   Nortel Networks Corporation(b)                                                                     239,021
       4,900   NVIDIA Corporation(b)                                                                              100,450
      51,100   On Semiconductor Corporation(b)                                                                    256,522
      16,500   Opsware, Inc.(b,c)                                                                                 130,680
      79,000   Oracle Corporation(b)                                                                              942,470
      46,800   Parametric Technology Corporation(b)                                                               234,000
      13,300   Pinnacle Systems, Inc.(b)                                                                           95,095
      19,800   PMC-Sierra, Inc.(b)                                                                                284,130
      17,600   QUALCOMM, Inc.                                                                                   1,284,448
      17,800   Red Hat, Inc.(b,c)                                                                                 408,866
      11,400   SAP AG                                                                                             476,634
      14,000   Siebel Systems, Inc.(b)                                                                            149,520
      13,800   Skyworks Solutions, Inc.(b)                                                                        120,474
      14,100   STMicroelectronics NV(c)                                                                           310,341
       5,300   Symantec Corporation                                                                               232,034
       8,500   Symbol Technologies, Inc.                                                                          125,290
      33,313   Taiwan Semiconductor Manufacturing Company, Ltd. ADR                                               276,831
      13,500   Telefonaktiebolaget LM Ericsson (b,c)                                                              403,920
       9,200   Teradyne, Inc.(b)                                                                                  208,840
      39,700   Texas Instruments, Inc.                                                                            959,946
      27,400   VeriSign, Inc.(b)                                                                                  545,260
       4,400   VERITAS Software Corporation(b)                                                                    121,880
       5,900   Vishay Intertechnology, Inc.(b)                                                                    109,622
      13,900   Western Digital Corporation(b)                                                                     120,374
      61,200   Wind River Systems, Inc.(b)                                                                        719,712
       7,300   Xerox Corporation(b)                                                                               105,850
      12,100   Xilinx, Inc.                                                                                       403,051
      30,000   Yahoo!, Inc.                                                                                     1,089,900
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    43,701,576
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $46,115,050)                                                           49,570,493
=========================================================================================================================
      Shares   Collateral Held for Securities Loaned (6.0%)             Interest Rate(d)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
   3,322,545   State Street Navigator Securities Lending Prime
               Portfolio                                                        1.230%              N/A        $3,322,545
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned
               (cost $3,322,545)                                                                                3,322,545
=========================================================================================================================
      Shares   Short-Term Investments (4.7%)                            Interest Rate(d)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
   2,586,312   Thrivent Money Market Portfolio                                  0.768%              N/A        $2,586,312
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 2,586,312
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $52,023,907)                                                           $55,479,350
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as
    discussed in item 2(L) of the Notes to Financial
    Statements.

(d) The interest rate shown reflects the yield.

(e) Miscellaneous footnote:
    ADR -- American Depository Receipts, which are certificates for shares of an underlying foreign security's shares held by an issuing U.S. depository bank.

The accompanying notes to the financial statements
are an integral part of this schedule.

Partner Small Cap Growth Portfolio
Schedule of Investments as of June 30, 2004 (unaudited)(a)

      Shares   Common Stock (77.6%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Communications Services (0.7%)
-------------------------------------------------------------------------------------------------------------------------
       3,160   Commonwealth Telephone Enterprises, Inc.(b)                                                       $141,473
       8,920   Western Wireless Corporation(b)                                                                    257,877
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                      399,350
=========================================================================================================================

Consumer Discretionary (12.7%)
-------------------------------------------------------------------------------------------------------------------------
      11,055   99 CENTS Only Stores(b,c)                                                                          168,589
      14,776   Alliance Gaming Corporation(b,c)                                                                   253,556
       1,520   Cabella's, Inc.(b)                                                                                  40,964
       3,300   Carters, Inc.(b)                                                                                    96,063
       7,150   Coldwater Creek, Inc.(b)                                                                           189,260
      14,700   Cox Radio, Inc.(b,c)                                                                               255,486
      19,000   Emmis Communications Corporation(b,c)                                                              398,620
      25,950   Entravision Communications Corporation(b,c)                                                        199,296
      12,750   Fred's, Inc.(c)                                                                                    281,648
       9,150   Genesco, Inc.(b)                                                                                   216,214
       5,450   Getty Images, Inc.(b)                                                                              327,000
      21,600   Insight Communications Company, Inc.(b,c)                                                          200,016
       8,040   Insight Enterprises, Inc.(b)                                                                       142,790
       3,750   Joseph A. Banks Clothiers, Inc.(b,c)                                                               117,712
      11,750   Linens 'n Things, Inc.(b)                                                                          344,392
      18,860   Lions Gate Entertainment Corporation(b)                                                            131,643
      30,000   Mediacom Communications Corpoation(b,c)                                                            234,600
       8,466   Monaco Coach Corporation(c)                                                                        238,487
       9,100   Multimedia Games, Inc.(c)                                                                          244,062
      11,840   Navarre Corporation(b)                                                                             170,378
       4,280   P.F. Chang's China Bistro, Inc.(b)                                                                 176,122
       8,070   Pacific Sunwear of California, Inc.                                                                157,930
      18,640   RARE Hospitality International, Inc.                                                               464,136
       4,341   Ruby Tuesday, Inc.                                                                                 119,160
      14,250   Scientific Games Corporation(b)                                                                    272,745
       4,570   Shuffle Master, Inc.(c)                                                                            165,937
       6,110   Sports Authority, Inc.(b,c)                                                                        219,349
       8,050   Toll Brothers, Inc.(b,c)                                                                           340,676
      11,730   Tractor Supply Company                                                                             490,549
      50,000   ValueVision Media, Inc.(b,c)                                                                       651,000
      12,603   Winnebago Industries, Inc.(c)                                                                      469,840
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                     7,778,220
=========================================================================================================================

Consumer Staples (1.0%)
-------------------------------------------------------------------------------------------------------------------------
       8,240   Performance Food Group Company(b,c)                                                               $218,690
      16,162   SunOpta, Inc.(b,c)                                                                                 138,023
       4,260   United Natural Foods, Inc.                                                                         123,157
       5,150   USANA Health Sciences, Inc.(b,c)                                                                   160,062
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                             639,932
=========================================================================================================================

Energy (4.0%)
-------------------------------------------------------------------------------------------------------------------------
       7,643   Cal Dive International, Inc.(b)                                                                    231,736
       2,570   Carbo Ceramics, Inc.                                                                               175,402
       5,600   Cooper Cameron Corporation(b)                                                                      272,720
       6,630   Core Laboratories NV(b)                                                                            152,490
       6,020   General Maritime Corporation(b)                                                                    165,189
       9,600   Hydril Company(b,c)                                                                                302,400
      13,780   KCS Energy, Inc.(b)                                                                                183,550
       3,542   Newfield Exploration Company(b)                                                                    197,431
       3,260   Quicksilver Resources, Inc.(b,c)                                                                   218,648
       7,020   Southwestern Energy Company(b)                                                                     201,263
       6,900   Varco International, Inc.(b)                                                                       151,041
       5,500   Western Gas Resources, Inc.(c)                                                                     178,640
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     2,430,510
=========================================================================================================================

Financials (8.5%)
-------------------------------------------------------------------------------------------------------------------------
      12,140   Affiliated Managers Group, Inc.(c)                                                                 611,492
       4,250   Bank of the Ozarks, Inc.(c)                                                                         99,025
       5,320   BankUnited Financial Corporation(b)                                                                137,256
       6,900   Boston Private Financial Holdings, Inc.                                                            159,804
       8,450   Bristol West Holdings, Inc.(b)                                                                     153,706
       4,340   Direct General Corporation(b)                                                                      140,008
       9,400   East West Bancorp, Inc.                                                                            288,580
       9,275   eSPEED, Inc.(b)                                                                                    163,704
      14,050   Financial Federal Corporation(b,c)                                                                 495,403
       6,050   Gabelli Asset Management, Inc.(c)                                                                  257,125
       8,050   Investors Financial Services Corporation                                                           350,819
      14,770   Jefferies Group, Inc.                                                                              456,688
       5,600   Piper Jaffray Companies(b,c)                                                                       253,288
       4,930   Platinum Underwriters Holdings, Ltd.                                                               150,020
       5,430   Selective Insurance Group, Inc.                                                                    216,548
      12,050   Southwest Bancorporation of Texas, Inc.                                                            531,646
      10,730   U.S.I. Holdings Corporation(b)                                                                     169,534
       6,570   Ventas, Inc.                                                                                       153,410
       8,320   Wintrust Financial Corporation                                                                     420,243
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                 5,208,299
=========================================================================================================================

Health Care (14.4%)
-------------------------------------------------------------------------------------------------------------------------
       7,430   Accredo Health, Inc.(b)                                                                            289,398
       8,050   Advanced Medical Optics, Inc.(b)                                                                   342,688
       8,700   Advanced Neuromodulation Systems, Inc.(c)                                                          285,360
       6,390   American Healthways, Inc.(c)                                                                       170,102
       8,250   American Medical Systems Holdings, Inc.(b,c)                                                       278,025
       1,780   Amsurg Corporation(c)                                                                               44,731
       2,200   Beckman Coulter, Inc.                                                                              134,200
       4,050   Biosite Diagnostics, Inc.(b,c)                                                                     181,926
      12,350   Connetics Corporation(b,c)                                                                         249,470
       4,990   Cooper Companies, Inc.                                                                             315,218
       6,740   Covance, Inc.(b)                                                                                   260,029
       4,100   Cyberonics, Inc.(b,c)                                                                              136,776
       8,140   Dade Behring Holdings, Inc.(b)                                                                     386,813
       4,910   Digene Corporation(b)                                                                              179,362
      11,700   Edwards Lifesciences Corporation(b)                                                                407,745
       8,750   Enzon Pharmaceuticals, Inc.(b,c)                                                                   111,650
       5,880   Gen-Probe, Inc.                                                                                    278,242
       6,010   Genesis Healthcare Corporation(b)                                                                  174,530
       4,850   IDEXX Laboratories, Inc.(b)                                                                        305,259
       5,140   Immucor, Inc.(b)                                                                                   167,307
       7,240   Impax Laboratories, Inc.(b,c)                                                                      140,311
      12,130   Inamed Corporation                                                                                 762,375
       7,230   K-V Pharmaceutical Company(b)                                                                      166,941
       7,130   Kindred Healthcare, Inc.                                                                           187,876
       6,050   LifePoint Hospitals, Inc.(b,c)                                                                     225,181
       3,040   Martek Biosciences Corporation(b)                                                                  170,757
      12,000   MGI Pharma, Inc.                                                                                   324,120
       4,450   NDCHealth Corporation(c)                                                                           103,240
       9,020   Nektar Therapeutics(b)                                                                             180,039
       2,610   OSI Pharmaceuticals, Inc.(b)                                                                       183,848
      17,300   Priority Healthcare Corporation(b,c)                                                               397,035
      10,700   PSS World Medical, Inc.(b)                                                                         119,840
       6,190   Salix Pharmaceuticals, Ltd.(b)                                                                     203,960
      18,700   Select Medical Corporation                                                                         250,954
       7,220   Sierra Health Services, Inc.(b)                                                                    322,734
      16,090   Stewart Enterprises, Inc.(b)                                                                       130,973
      14,600   Thoratec Corporation(b,c)                                                                          156,658
       3,910   Wright Medical Group, Inc.(b)                                                                      139,196
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                                8,864,869
=========================================================================================================================

Industrials (6.8%)
-------------------------------------------------------------------------------------------------------------------------
       8,330   AirTran Holdings, Inc.(b,c)                                                                        117,786
       3,500   Applied Signal Technology, Inc.(b)                                                                 122,675
       5,760   Armor Holdings, Inc.(b)                                                                            195,840
      18,850   Artesyn Technologies, Inc.(b)                                                                      169,650
       9,000   ChoicePoint, Inc.(b,c)                                                                             410,940
      15,580   DiamondCluster International, Inc.(b)                                                              135,390
       6,150   EGL, Inc.(b)                                                                                       163,590
       4,080   Engineered Support Systems, Inc.                                                                   238,721
       6,488   Forward Air Corporation(b,c)                                                                       242,651
      15,174   FTI Consulting, Inc.(b,c)                                                                          250,371
       3,060   Hughes Supply, Inc.                                                                                180,326
       4,080   Jackson Hewitt Tax Services, Inc.(b)                                                                71,400
      11,500   Jacobs Engineering Group, Inc.(b,c)                                                                452,870
       9,010   Korn/Ferry International(b)                                                                        174,524
      12,990   Navigant Consulting, Inc.(b)                                                                       278,506
      14,720   Power-One, Inc.(b)                                                                                 161,626
       2,570   Resources Connection, Inc.(b)                                                                      100,513
       3,300   Roper Industries, Inc.                                                                             187,770
       1,350   Strayer Education, Inc.                                                                            150,620
       5,640   Wabash National Corporation(b)                                                                     155,382
       6,765   Waste Connections, Inc.                                                                            200,650
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                                4,161,801
=========================================================================================================================

Information Technology (27.6%)
-------------------------------------------------------------------------------------------------------------------------
      27,250   Adaptec, Inc.(b,c)                                                                                 230,535
       8,980   Advent Software, Inc.(b)                                                                           162,269
      18,110   Aeroflex, Inc.(b)                                                                                  259,516
      16,600   Akamai Technologies, Inc.(b)                                                                       297,970
       4,778   Altiris, Inc.(b,c)                                                                                 131,921
       6,620   Anaren Microware, Inc.(b)                                                                          108,171
      27,540   Andrew Corporation(b)                                                                              551,075
      18,670   Aquantive, Inc.(b,c)                                                                               184,460
       3,340   Ask Jeeves, Inc.(b)                                                                                130,360
       5,200   Avid Technology, Inc.(b)                                                                           283,764
      19,500   Avocent Corporation(b)                                                                             716,430
      22,250   Benchmark Electronics, Inc.(c)                                                                     647,475
       7,400   Black Box Corporation(c)                                                                           349,724
       3,250   Blackboard, Inc.(b)                                                                                 65,162
      13,700   Catapult Communications Corporation(b,c)                                                           315,100
      35,850   CIBER, Inc.(b,c)                                                                                   294,687
      21,800   CNET Networks, Inc.(b)                                                                             241,326
       3,370   Cognex Corporation                                                                                 129,678
      13,800   Digital Insight Corporation(b,c)                                                                   286,074
       8,150   Digital River, Inc.(b)                                                                             265,934
      13,460   Digitas, Inc.(b)                                                                                   148,464
      16,490   Epicor Software Corporation(b)                                                                     231,684
       8,700   F5 Networks, Inc.(b)                                                                               230,376
       8,900   FactSet Research Systems, Inc.(c)                                                                  420,703
      17,450   Fair Isaac Corporation(c)                                                                          582,481
       6,390   FileNet Corporation(b)                                                                             201,732
      10,540   FindWhat.com(b,c)                                                                                  243,896
       7,450   Global Imaging Systems, Inc.(b)                                                                    273,117
       4,870   Global Payments, Inc.(c)                                                                           219,247
       7,800   Hewitt Associates, Inc.(b,c)                                                                       214,500
      15,610   Hyperion Solutions Corporation(b,c)                                                                682,469
      41,350   Informatica Corporation(b,c)                                                                       315,500
      13,460   Integrated Device Technology, Inc.(b)                                                              186,286
       4,800   Inter-Tel, Inc.(c)                                                                                 119,856
      18,000   Intersil Corporation(c)                                                                            389,880
      11,450   InterVoice-Brite, Inc.(b)                                                                          131,332
      27,350   iVillage, Inc.(b)                                                                                  173,672
      10,350   Jack Henry & Associates, Inc.(c)                                                                   208,035
      23,850   Keane, Inc.(b)                                                                                     326,506
      41,000   Kopin Corporation(b,c)                                                                             209,510
       7,550   Kronos, Inc.(c)                                                                                    311,060
       6,200   Macrovision Corporation(b,c)                                                                       155,186
      23,480   MatrixOne, Inc.(b)                                                                                 162,247
      16,600   Microsemi Corporation                                                                              235,886
       6,250   MKS Instruments, Inc.(b)                                                                           142,625
      20,090   MPS Group, Inc.(b)                                                                                 243,491
      13,360   Opsware, Inc.(b,c)                                                                                 105,811
       3,717   Photon Dynamics, Inc.(b)                                                                           130,355
      20,020   Powerwave Technologies, Inc.(b)                                                                    154,154
       8,850   Rogers Corporation(b,c)                                                                            618,615
       8,480   RSA Security, Inc.(b)                                                                              173,586
      23,140   Sapient Corporation(b)                                                                             139,071
      24,570   Semtech Corporation(b,c)                                                                           578,378
      12,000   SERENA Software, Inc.(b,c)                                                                         229,080
      13,480   Silicon Image, Inc.(b)                                                                             176,992
      12,940   Tekelec, Inc.(b)                                                                                   235,120
      32,140   Tibco Software, Inc.(b)                                                                            271,583
       9,650   Tom Online, Inc.(b)                                                                                129,406
       9,960   Trimble Navigation, Ltd.                                                                           276,788
       8,120   Unova, Inc.(b)                                                                                     164,430
      25,450   ValueClick, Inc.(b,c)                                                                              304,891
       6,120   Varian Semiconductor Equipment Associates, Inc.                                                    235,987
       6,020   Varian, Inc.(b)                                                                                    253,743
       7,310   Verint Systems, Inc.(b)                                                                            250,148
       2,410   Websense, Inc.(b)                                                                                   89,724
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    16,929,234
=========================================================================================================================

Materials (1.9%)
-------------------------------------------------------------------------------------------------------------------------
       8,130   Airgas, Inc.                                                                                       194,388
       5,110   Arch Coal, Inc.                                                                                    186,975
       7,430   Century Aluminum Company(b)                                                                        184,190
       7,020   Headwaters, Inc.(b,c)                                                                              182,029
       3,160   Minerals Technologies, Inc.                                                                        183,280
       7,300   Steel Dynamics, Inc.(b)                                                                            208,999
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                  1,139,861
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $45,565,277)                                                           47,552,076
=========================================================================================================================
      Shares   Collateral Held for Securities Loaned (20.9%)            Interest Rate(d)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  12,847,971   State Street Navigator Securities Lending Prime
               Portfolio                                                        1.230%              N/A       $12,847,971
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned
               (cost $12,847,971)                                                                              12,847,971
=========================================================================================================================
   Principal
      Amount   Short-Term Investments (1.5%)                            Interest Rate(d)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
    $950,000   Triple A-1 Funding Corporation                                   1.500%         7/1/2004          $950,000
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                   950,000
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $59,363,248)                                                           $61,350,047
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as
    discussed in item 2(L) of the Notes to Financial
    Statements.

(d) The interest rate shown reflects the yield or, for
    securities purchased at a discount, the discount rate
    at the date of purchase.

The accompanying notes to the financial statements
are an integral part of this schedule.

Partner Small Cap Value Portfolio
Schedule of Investments as of June 30, 2004 (unaudited)(a)

-------------------------------------------------------------------------------------------------------------------------
      Shares   Common Stock (92.2%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------

Consumer Discretionary (15.5%)
-------------------------------------------------------------------------------------------------------------------------
      27,700   Aaron Rents, Inc.                                                                                 $917,978
      11,700   CSS Industries, Inc.(b)                                                                            409,968
      19,600   Fred's, Inc.(c)                                                                                    432,964
      16,300   Hancock Fabrics, Inc.                                                                              207,825
      27,200   Haverty Furniture Companies, Inc.                                                                  475,456
      17,600   Journal Register Company(b)                                                                        352,000
      22,300   RARE Hospitality International, Inc.                                                               555,270
      33,200   Ruby Tuesday, Inc.                                                                                 911,340
      23,200   Saga Communications, Inc.(b)                                                                       423,400
      12,300   SCP Pool Corporation                                                                               553,500
       7,200   Sinclair Broadcast Group, Inc.(b)                                                                   73,944
       8,100   Stanley Furniture Company, Inc.(b)                                                                 341,091
      37,900   Stein Mart, Inc.(b)                                                                                616,254
       4,800   Steven Madden, Ltd.(b)                                                                              95,856
      19,700   TBC Corporation(b)                                                                                 468,860
      35,800   Unifi, Inc.(b)                                                                                     104,894
      14,700   WCI Communities, Inc.(b)                                                                           327,957
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                     7,268,557
=========================================================================================================================

Consumer Staples (1.3%)
-------------------------------------------------------------------------------------------------------------------------
      23,700   Casey's General Stores, Inc.                                                                       433,710
      13,800   Wild Oats Markets, Inc.(b)                                                                         194,166
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                             627,876
=========================================================================================================================

Energy (6.5%)
-------------------------------------------------------------------------------------------------------------------------
       6,600   Carbo Ceramics, Inc.                                                                               450,450
      16,500   Encore Acquisition Company(b)                                                                      460,350
      16,800   Forest Oil Corporation(b)                                                                          458,976
       8,600   Lone Star Technologies, Inc.(b)                                                                    237,016
      32,200   Magnum Hunter Resources, Inc.(b,c)                                                                 334,236
      18,200   TETRA Technologies, Inc.                                                                           488,670
      24,900   TODCO(b,c)                                                                                         385,203
      11,600   W-H Energy Services, Inc.(b)                                                                       227,360
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     3,042,261
=========================================================================================================================

Financials (20.0%)
-------------------------------------------------------------------------------------------------------------------------
      16,200   Allied Capital Corporation(b,c)                                                                    395,604
       7,400   American Capital Strategies, Ltd.                                                                  207,348
      12,500   Bedford Property Investors, Inc.                                                                   365,500
      10,000   Brown & Brown, Inc.                                                                                431,000
      23,700   East West Bancorp, Inc.                                                                            727,590
      20,300   First Financial Fund, Inc.                                                                         360,325
      16,000   First Republic Bank                                                                                689,280
       9,700   Glenborough Realty Trust, Inc.                                                                     177,995
       1,600   I Shares Russell 2000 Value(b,c)                                                                   275,184
      24,700   Innkeepers USA Trust                                                                               254,657
      15,100   Kilroy Realty Corporation                                                                          514,910
      14,900   LaSalle Hotel Properties                                                                           363,560
       1,600   Markel Corporation(b)                                                                              444,000
      20,000   Max Re Capital, Ltd.                                                                               389,600
       8,900   Midland Company, The(b)                                                                            263,885
      20,300   ProAssurance Corporation(b)                                                                        692,433
      13,000   Scottish Re Group Ltd.                                                                             302,250
      18,600   Silicon Valley Bancshares(b)                                                                       737,490
      11,700   Sun Communities, Inc.                                                                              440,505
      21,500   Texas Regional Bancshares, Inc.(b)                                                                 987,065
      11,000   Washington Real Estate Investment Trust                                                            323,180
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                 9,343,361
=========================================================================================================================

Health Care (6.2%)
-------------------------------------------------------------------------------------------------------------------------
       3,800   Analogic Corporation                                                                               161,234
       6,800   Arrow International, Inc.                                                                          203,456
      18,700   Bone Care International, Inc.(b)                                                                   437,954
      27,100   Diversa Corporation(b)                                                                             274,523
      23,600   Exelixis, Inc.(b)                                                                                  238,124
      34,300   Lexicon Genetics, Inc.(b)                                                                          268,912
      22,000   Matthews International Corporation(b)                                                              724,680
      23,600   Owens & Minor, Inc.                                                                                611,240
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                                2,920,123
=========================================================================================================================

Industrials (19.7%)
-------------------------------------------------------------------------------------------------------------------------
      15,900   C&D Technologies, Inc.                                                                             283,497
      28,000   Casella Waste Systems, Inc.(b)                                                                     368,200
      14,300   Dollar Thrifty Automotive Group(b)                                                                 392,392
      10,300   EDO Corporation(c)                                                                                 248,436
      11,000   ElkCorp                                                                                            263,340
      17,500   Franklin Electric Company, Inc.(b)                                                                 660,800
      12,700   FTI Consulting, Inc.(b,c)                                                                          209,550
      11,700   G & K Services, Inc.                                                                               470,223
       9,400   Genesee and Wyoming, Inc.                                                                          222,780
       3,900   Genlyte Group, Inc.(b)                                                                             245,232
      14,450   IDEX Corporation                                                                                   496,358
      22,800   Insituform Technologies, Inc.(b)                                                                   370,956
      28,700   JLG Industries, Inc.                                                                               398,643
      13,000   Kirby Corporation(b)                                                                               505,700
      24,000   Landstar System, Inc.(c)                                                                         1,268,879
      11,200   McGrath Rentcorp(b)                                                                                413,840
      13,800   Nordson Corporation                                                                                598,506
      21,600   RemedyTemp, Inc.(b,c)                                                                              261,360
      13,900   Thomas Industries, Inc.                                                                            461,480
       9,700   UTI Worldwide, Inc.                                                                                511,093
      10,200   Waste Connections, Inc.                                                                            302,532
       4,100   Woodward Governor Company                                                                          295,651
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                                9,249,448
=========================================================================================================================

Information Technology (10.0%)
-------------------------------------------------------------------------------------------------------------------------
      11,300   ATMI, Inc.(b)                                                                                      308,603
      39,800   Cable Design Technologies Corporation(b,c)                                                         421,880
      19,500   Exar Corporation(b)                                                                                285,870
      12,500   Littelfuse, Inc.(b)                                                                                530,125
      19,100   Merix Corporation(b,c)                                                                             216,594
      13,800   Methode Electronics Inc.                                                                           178,986
      44,100   MPS Group, Inc.(b)                                                                                 534,492
      25,500   Mykrolis Corporation(b)                                                                            444,210
      19,800   Netegrity, Inc.(b)                                                                                 167,508
      28,500   Packeteer, Inc.(b)                                                                                 460,275
      18,700   Progress Software Corporation(b)                                                                   405,229
      16,800   SPSS, Inc.(b)                                                                                      301,896
      12,000   Websense, Inc.(b)                                                                                  446,760
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                     4,702,428
=========================================================================================================================

Materials (10.1%)
-------------------------------------------------------------------------------------------------------------------------
      17,800   Airgas, Inc.                                                                                      $425,598
       6,400   Ameron International Corporation(b)                                                                218,432
      11,800   AptarGroup, Inc.                                                                                   515,542
      13,600   Arch Chemicals, Inc.                                                                               391,952
       9,700   Carpenter Technology Corporation                                                                   330,285
       6,100   Chesapeake Corporation                                                                             162,748
      10,200   Deltic Timber Corporation                                                                          391,680
      10,150   Florida Rock Industries, Inc.                                                                      428,026
      14,400   Gibraltar Steel Corporation(b)                                                                     472,608
       7,400   MacDermid, Inc.                                                                                    250,490
      17,000   Meridian Gold, Inc.(b)                                                                             220,490
       4,100   Minerals Technologies, Inc.                                                                        237,800
      13,900   Myers Industries, Inc.                                                                             195,990
      27,000   Wausau-Mosinee Paper Corporation                                                                   467,100
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                  4,708,741
=========================================================================================================================

Utilities (2.9%)
-------------------------------------------------------------------------------------------------------------------------
      12,300   Black Hills Corporation                                                                            387,450
      13,800   Cleco Corporation                                                                                  248,124
      15,600   El Paso Electric Company(b)                                                                        240,864
       7,800   Otter Tail Power Company(b,c)                                                                      209,508
      10,300   Vectren Corporation                                                                                258,427
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  1,344,373
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $40,392,571)                                                           43,207,168
=========================================================================================================================
      Shares   Collateral Held for Securities Loaned (5.1%)            Interest Rate(d)   Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
   2,398,218   State Street Navigator Securities Lending Prime
               Portfolio                                                       1.230%               N/A        $2,398,218
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned
               (cost $2,398,218)                                                                                2,398,218
=========================================================================================================================
   Principal
      Amount   Short-Term Investments (2.7%)                            Interest Rate(d)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  $1,250,000   Amsterdam Funding Corporation                                    1.500%         7/1/2004        $1,250,000
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 1,250,000
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $44,040,789)                                                           $46,855,386
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as
    discussed in item 2(L) of the Notes to Financial
    Statements.

(d) The interest rate shown reflects the yield or, for
    securities purchased at a discount, the discount rate
    at the date of purchase.

The accompanying notes to the financial statements
are an integral part of this schedule.

Small Cap Stock Portfolio
Schedule of Investments as of June 30, 2004 (unaudited)(a)

      Shares   Common Stock (80.9%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary (13.8%)
-------------------------------------------------------------------------------------------------------------------------
      34,700   ADVO, Inc.                                                                                      $1,142,324
      26,550   Aeropostale, Inc.                                                                                  714,460
      23,375   AnnTaylor Stores Corporation                                                                       677,408
      38,400   Applebee's International, Inc.                                                                     883,968
      29,400   Arctic Cat, Inc.                                                                                   809,382
      21,500   Autoliv, Inc.                                                                                      907,300
      31,800   Boyd Gaming Corporation                                                                            844,926
      21,400   Charlotte Russe Holding, Inc.(b)                                                                   457,532
      42,200   Cooper Tire & Rubber Company                                                                       970,600
      16,600   Entercom Communications Corporation(b)                                                             619,180
      24,800   Ethan Allen Interiors, Inc.                                                                        890,568
      38,150   Gander Mountain Company(b,c)                                                                       875,542
      12,700   Gentex Corporation(c)                                                                              503,936
      22,000   Gymboree Corporation(b,d)                                                                          337,920
      71,400   Interface, Inc.(b)                                                                                 623,322
      24,600   International Speedway Corporation                                                               1,196,544
      22,800   Lee Enterprises, Inc.                                                                            1,094,628
      15,400   Linens 'n Things, Inc.(b)                                                                          451,374
      77,200   Lions Gate Entertainment Corporation(b)                                                            538,856
       9,142   M.D.C. Holdings, Inc.                                                                              581,523
      35,950   Marine Products Corporation                                                                        666,872
      30,050   MarineMax, Inc.(b)                                                                                 861,834
      16,200   Outback Steakhouse, Inc.                                                                           670,032
      18,500   P.F. Chang's China Bistro, Inc.(b,c)                                                               761,275
      25,800   Pep Boys - Manny, Moe & Jack                                                                       654,030
      23,400   Petco Animal Supplies, Inc.(b)                                                                     753,714
      38,000   Quiksilver, Inc.(b)                                                                                904,780
      68,400   Radio One, Inc.(b)                                                                               1,101,924
      32,700   Red Robin Gourmet Burgers, Inc.(b,c)                                                               894,999
      20,000   Regis Corporation                                                                                  891,800
      22,500   SCP Pool Corporation                                                                             1,012,500
      22,900   Select Comfort Corporation(b,c)                                                                    650,360
      24,450   Shuffle Master, Inc.(c)                                                                            887,780
      16,300   Talbots, Inc.                                                                                      638,145
      13,900   Toll Brothers, Inc.(b)                                                                             588,248
      35,800   West Marine, Inc.(b,c)                                                                             961,230
      26,900   Winnebago Industries, Inc.(c)                                                                    1,002,832
      31,200   Wolverine World Wide, Inc.                                                                         819,000
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                    29,842,648
=========================================================================================================================

Consumer Staples (2.5%)
-------------------------------------------------------------------------------------------------------------------------
      52,300   Casey's General Stores, Inc.(c)                                                                    957,090
      20,000   Church & Dwight Company, Inc.(c)                                                                   915,600
      21,400   Dean Foods Company(b)                                                                              798,434
      24,800   Elizabeth Arden, Inc.(b)                                                                           521,792
      14,000   McCormick & Company, Inc.                                                                          476,000
      28,700   NBTY, Inc.(b)                                                                                      843,493
      27,100   WD-40 Company(c)                                                                                   811,374
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                           5,323,783
=========================================================================================================================

Energy (5.5%)
-------------------------------------------------------------------------------------------------------------------------
      31,400   Cimarex Energy Company(b)                                                                          949,222
      73,400   Energy Partners, Ltd.(b,c)                                                                       1,123,020
      20,200   Evergreen Resources, Inc.                                                                          816,080
      20,600   FMC Technologies, Inc.(b)                                                                          593,280
      76,700   Key Energy Services, Inc.(b)                                                                       724,048
      41,100   Maverick Tube Corporation(b)                                                                     1,079,286
      16,800   Newfield Exploration Company(b)                                                                    936,432
      30,800   Patina Oil & Gas Corporation                                                                       919,996
      32,700   Patterson-UTI Energy, Inc.(c)                                                                    1,092,507
      18,200   Precision Drilling Corporation(b)                                                                  873,782
      19,200   St. Mary Land & Exploration Company(c)                                                             684,480
      17,600   Teekay Shipping Corporation                                                                        657,888
      22,600   Tesoro Petroleum Corporation(b)                                                                    623,760
      20,700   Ultra Petroleum Corporation(b,c)                                                                   772,731
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    11,846,512
=========================================================================================================================

Financials (14.9%)
-------------------------------------------------------------------------------------------------------------------------
      14,550   Affiliated Managers Group, Inc.(c)                                                                 732,884
      10,900   Alexandria Real Estate Equities, Inc.                                                              618,902
      17,200   AMB Property Corporation                                                                           595,636
      17,900   American Capital Strategies, Ltd.                                                                  501,558
      59,050   Argonaut Group, Inc.(b)                                                                          1,088,292
      24,218   BOK Financial Corporation(b)                                                                       951,041
      23,200   Corus Bankshares, Inc.                                                                             953,752
      14,100   Developers Diversified Realty Corporation                                                          498,717
      18,600   Eastgroup Properties, Inc.                                                                         626,262
      23,350   First BanCorp                                                                                      951,512
      27,100   First Midwest Bancorp, Inc.                                                                        954,191
      37,600   HCC Insurance Holdings, Inc.                                                                     1,256,216
      45,700   HRPT Properties Trust                                                                              457,457
      35,300   Investors Financial Services Corporation(c)                                                      1,538,374
      19,200   MAF Bancorp, Inc.                                                                                  819,456
      27,300   Main Street Banks, Inc.(c)                                                                         767,130
      14,600   MB Financial, Inc.                                                                                 537,426
      29,375   Mercantile Bank Corporation                                                                      1,070,719
      11,100   Mills Corporation                                                                                  518,370
      13,700   Piper Jaffray Companies(b,c)                                                                       619,651
      36,700   Platinum Underwriters Holdings, Ltd.                                                             1,116,781
      36,200   PrivateBancorp, Inc.(c)                                                                            994,052
      47,000   Providian Financial Corporation(b)                                                                 689,490
      22,350   Raymond James Financial, Inc.                                                                      591,158
      20,300   Reinsurance Group of America                                                                       825,195
      33,200   RLI Corporation                                                                                  1,211,800
      24,500   S&P SmallCap 600 Index Fund I Shares(c)                                                          3,601,498
      14,300   SL Green Realty Corporation                                                                        669,240
      22,800   Southwest Bancorporation of Texas, Inc.                                                          1,005,936
      75,900   Sterling Bancshares, Inc.                                                                        1,077,021
      25,700   UCBH Holdings, Inc.                                                                              1,015,664
      24,700   United Bankshares, Inc.                                                                            802,750
       2,800   Vineyard National Bancorp Company(c)                                                               111,692
      34,458   Washington Federal, Inc.(c)                                                                        826,992
      71,100   Winston Hotels, Inc.                                                                               735,885
      19,700   Wintrust Financial Corporation(c)                                                                  995,047
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                32,327,747
=========================================================================================================================

Health Care (10.5%)
-------------------------------------------------------------------------------------------------------------------------
      29,400   Advanced Medical Optics, Inc.(b)                                                                 1,251,558
      20,100   Community Health Systems, Inc.(b)                                                                  538,077
      20,700   Cooper Companies, Inc.                                                                           1,307,619
      45,900   CuraGen Corporation(b,c)                                                                           275,859
      56,200   D & K Healthcare Resources, Inc.                                                                   674,400
      23,600   Dade Behring Holdings, Inc.(b)                                                                   1,121,472
     161,000   Encore Medical Corporation(b)                                                                    1,014,300
      22,700   Endo Pharmaceutical Holdings, Inc.(b)                                                              532,315
       7,900   Gen-Probe, Inc.                                                                                    373,828
      57,500   Intuitive Surgical, Inc.(b,c)                                                                    1,092,500
      16,400   KOS Pharmaceuticals, Inc.(b,c)                                                                     540,708
      24,800   LifePoint Hospitals, Inc.(b)                                                                       923,056
      16,500   Martek Biosciences Corporation(b,c)                                                                926,805
      16,600   Medicis Pharmaceutical Corporation                                                                 663,170
      16,600   Millipore Corporation(b)                                                                           935,742
      22,800   NuVasive, Inc.(b)                                                                                  248,748
      16,900   PacifiCare Health Systems, Inc.                                                                    653,354
      37,500   Perrigo Company                                                                                    711,375
      16,200   Protein Design Labs, Inc.(b,c)                                                                     309,906
      34,900   Psychiatric Solutions, Inc.(b)                                                                     870,057
      27,600   Renal Care Group, Inc.                                                                             914,388
      18,700   ResMed, Inc.(b,c)                                                                                  952,952
     147,300   Savient Pharmaceuticals, Inc.(b)                                                                   365,304
      16,100   Sierra Health Services, Inc.(b,c)                                                                  719,670
      16,600   Techne Corporation(b)                                                                              721,270
      22,900   Telik, Inc.(b,c)                                                                                   546,623
      37,700   United Surgical Partners International, Inc.(b)                                                  1,488,019
      21,200   Ventana Medical Systems, Inc.(b,c)                                                               1,007,636
      46,400   Vertex Pharmaceuticals, Inc.(b,c)                                                                  502,976
       4,500   WellCare Health Plans, Inc.(b,e)                                                                    76,500
      30,300   ZymoGenetics, Inc.(b)                                                                              575,700
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                               22,835,887
=========================================================================================================================

Industrials (14.6%)
-------------------------------------------------------------------------------------------------------------------------
      29,000   American Power Conversion Corporation                                                              569,850
      57,000   Artesyn Technologies, Inc.(b,c)                                                                    513,000
      10,800   Briggs & Stratton Corporation                                                                      954,180
      43,900   Casella Waste Systems, Inc.(b)                                                                     577,285
      26,300   Consolidated Graphics, Inc.(b)                                                                   1,158,515
      31,900   Donaldson Company, Inc.                                                                            934,670
      27,000   Dycom Industries, Inc.(b)                                                                          756,000
      33,800   EDO Corporation(c)                                                                                 815,256
      45,500   Federal Signal Corporation(c)                                                                      846,755
      23,900   G & K Services, Inc.                                                                               960,541
      25,950   Genesee and Wyoming, Inc.                                                                          615,015
      17,500   Genlyte Group, Inc.(b)                                                                           1,100,400
      26,150   Graco, Inc.                                                                                        811,958
      29,542   Heartland Express, Inc.(c)                                                                         808,269
       9,000   Hughes Supply, Inc.                                                                                530,370
      37,700   IDEX Corporation                                                                                 1,294,995
      24,600   Intersections, Inc.(b,c)                                                                           590,154
      21,800   Jacobs Engineering Group, Inc.(b)                                                                  858,484
      70,300   Jacuzzi Brands, Inc.(b)                                                                            567,321
      65,000   KForce, Inc.(b)                                                                                    613,600
      22,000   Knight Transportation, Inc.(b)                                                                     632,060
      16,600   Landstar System, Inc.                                                                              877,642
      29,200   Lindsay Manufacturing Company(c)                                                                   701,384
      26,900   Manitowoc Company, Inc.(c)                                                                         910,565
      29,100   Mercury Computer Systems, Inc.(b)                                                                  721,680
      27,400   Monster Worldwide, Inc.(b)                                                                         704,728
      45,200   MSC Industrial Direct Company, Inc.                                                              1,484,368
      18,300   Oshkosh Truck Corporation                                                                        1,048,773
      18,400   Pacer International, Inc.(b)                                                                       340,400
      16,600   Precision Castparts Corporation                                                                    907,854
      35,900   Ritchie Bros. Auctioneers, Inc.                                                                  1,045,049
      16,500   Roper Industries, Inc.                                                                             938,850
      48,000   SkyWest, Inc.                                                                                      835,680
      52,000   Standard Parking Corporation(b)                                                                    663,000
      17,000   Tetra Tech, Inc.(b)                                                                                277,440
      12,400   Toro Company                                                                                       868,868
      18,800   Trex Company, Inc.(b,c)                                                                            709,700
      20,800   United Defense Industries, Inc.(b)                                                                 728,000
      29,400   Waste Connections, Inc.                                                                            872,004
      21,500   Watson Wyatt & Company Holdings                                                                    572,975
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                               31,717,638
=========================================================================================================================

Information Technology (13.9%)
-------------------------------------------------------------------------------------------------------------------------
      38,600   Acxiom Corporation                                                                                 958,438
      16,400   ADTRAN, Inc.                                                                                       547,268
      27,300   Akamai Technologies, Inc.(b,c)                                                                     490,035
      70,700   Arris Group, Inc.(b)                                                                               419,958
      15,600   Autodesk, Inc.                                                                                     667,836
      23,500   Avocent Corporation(b)                                                                             863,390
      26,800   Axcelis Technologies, Inc.(b)                                                                      333,392
      57,500   Bell Microproducts, Inc.(b,c)                                                                      465,175
      18,500   Cabot Microelectronics Corporation(b)                                                              566,285
      14,100   CACI International, Inc.(b)                                                                        570,204
      13,000   Cymer, Inc.(b)                                                                                     486,720
      62,700   Cypress Semiconductor Corporation(b,c)                                                             889,713
      17,300   Dionex Corporation(b)                                                                              954,441
      68,600   Entrust, Inc.(b)                                                                                   308,700
      29,600   Global Payments, Inc.(c)                                                                         1,332,592
      69,800   Ingram Micro, Inc.(b)                                                                            1,010,006
      33,700   Inter-Tel, Inc.(c)                                                                                 841,489
      16,000   International Rectifier Corporation(b)                                                             662,720
      20,900   Kronos, Inc.                                                                                       861,080
      20,800   Littelfuse, Inc.(b)                                                                                882,128
      20,800   Macromedia, Inc.(b)                                                                                510,640
      14,700   Manhattan Associates, Inc.(b)                                                                      453,936
      19,600   McAfee, Inc.(b)                                                                                    355,348
      27,300   Metrologic Instruments, Inc.(c)                                                                    544,362
      71,200   MPS Group, Inc.(b)                                                                                 862,944
      50,900   MSC.Software Corporation(b,c)                                                                      455,555
     123,900   On Semiconductor Corporation(b)                                                                    621,978
      62,600   Opsware, Inc.(b,c)                                                                                 495,792
     117,600   Parametric Technology Corporation(b)                                                               588,000
      27,200   Photronics, Inc.(b,c)                                                                              515,168
      62,700   Pinnacle Systems, Inc.(b)                                                                          448,305
      24,700   Plantronics, Inc.(b)                                                                             1,039,870
      67,100   Plexus Corporation(b)                                                                              905,850
      50,300   Powerwave Technologies, Inc.(b,c)                                                                  387,310
      22,000   RSA Security, Inc.(b)                                                                              450,340
      62,200   Skyworks Solutions, Inc.(b,c)                                                                      543,006
      21,800   Tech Data Corporation(b)                                                                           853,034
     110,100   Three-Five Systems, Inc.(b,c)                                                                      561,510
      42,000   Tibco Software, Inc.(b)                                                                            354,900
      14,100   Varian Semiconductor Equipment Associates, Inc.(b)                                                 543,696
      13,200   Varian, Inc.(b)                                                                                    556,380
      18,200   VeriSign, Inc.(b)                                                                                  362,180
      50,400   Vishay Intertechnology, Inc.(b,c)                                                                  936,432
      99,700   Vitesse Semiconductor Corporation(b)                                                               486,536
     115,800   Wind River Systems, Inc.(b,c)                                                                    1,361,808
      10,250   Zebra Technologies Corporation                                                                     891,750
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    30,198,200
=========================================================================================================================

Materials (3.9%)
-------------------------------------------------------------------------------------------------------------------------
      25,800   H.B. Fuller Company                                                                                732,720
      44,300   MacDermid, Inc.                                                                                  1,499,555
      40,900   NOVA Chemicals Corporation                                                                       1,183,237
      47,500   Packaging Corporation of America                                                                 1,135,250
      19,700   Peabody Energy Corporation                                                                       1,103,003
      16,700   Quanex Corporation                                                                                 813,290
      32,200   RPM International, Inc.                                                                            489,440
      24,400   Schweitzer-Mauduit International, Inc.                                                             747,372
      26,900   Steel Dynamics, Inc.(b,c)                                                                          770,147
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                  8,474,014
=========================================================================================================================

Utilities (1.3%)
-------------------------------------------------------------------------------------------------------------------------
      31,200   Aqua America, Inc.(c)                                                                              625,560
      24,900   Energen Corporation                                                                              1,194,951
      21,800   Piedmont Natural Gas Company, Inc.(c)                                                              930,860
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  2,751,371
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $144,237,067)                                                         175,317,800
=========================================================================================================================
      Shares   Collateral Held for Securities Loaned (14.4%)            Interest Rate(f)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  31,300,313   State Street Navigator Securities Lending Prime
               Portfolio                                                        1.230%              N/A       $31,300,313
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned
               (cost $31,300,313)                                                                              31,300,313
=========================================================================================================================
   Shares or
   Principal
      Amount   Short-Term Investments (4.7%)                            Interest Rate(f)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  $2,615,000   Cargill Global Funding plc                                       1.430%         7/1/2004        $2,615,000
   7,495,767   Thrivent Money Market Portfolio                                  0.768               N/A         7,495,767
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                10,110,767
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $185,648,147)                                                         $216,728,880
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as
    discussed in item 2(L) of the Notes to Financial
    Statements.

(d) Earmarked as collateral for long settling trades as
    discussed in the notes to the financial statements.

(e) Denotes investments purchased on a when-issued basis.

(f) The interest rate shown reflects the yield or, for
    securities purchased at a discount, the discount rate
    at the date of purchase.

The accompanying notes to the financial statements
are an integral part of this schedule.

Small Cap Index Portfolio
Schedule of Investments as of June 30, 2004 (unaudited)(a)

      Shares   Common Stock (78.7%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Communications Services (0.3%)
-------------------------------------------------------------------------------------------------------------------------
      16,800   Boston Communications Group, Inc.(b,c)                                                            $172,200
      19,700   Commonwealth Telephone Enterprises, Inc. (b,c)                                                     881,969
      52,500   General Communication, Inc.(b)                                                                     416,850
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                    1,471,019
=========================================================================================================================

Consumer Discretionary (13.8%)
-------------------------------------------------------------------------------------------------------------------------
      12,600   4Kids Entertainment, Inc.(b,c)                                                                     301,392
      30,250   Aaron Rents, Inc.                                                                                1,002,485
      16,900   Action Performance Companies, Inc.(c)                                                              254,683
      17,500   Advanced Marketing Services, Inc.(c)                                                               225,925
      27,850   ADVO, Inc.                                                                                         916,822
      22,100   Applica, Inc.(b)                                                                                   196,690
      28,400   Arbitron, Inc.(b)                                                                                1,037,168
      19,200   Arctic Cat, Inc.                                                                                   528,576
      27,000   Argosy Gaming Company(b)                                                                         1,015,200
      12,400   Ashworth, Inc.(b)                                                                                  103,044
      31,700   Aztar Corporation(b)                                                                               887,600
      31,200   Bally Total Fitness Holding Corporation(b,c)                                                       156,000
      10,900   Bassett Furniture Industries, Inc.(c)                                                              237,184
      16,700   Brown Shoe Company, Inc.                                                                           683,531
      12,300   Building Materials Holding Corporation                                                             232,839
      40,900   Burlington Coat Factory Warehouse Corporation                                                      789,370
      18,900   Cato Corporation(c)                                                                                424,305
      34,225   CEC Entertainment, Inc.                                                                          1,009,980
      64,500   Champion Enterprises, Inc.(b)                                                                      592,110
      24,600   Children's Place Retail Stores, Inc.(b,c)                                                          578,592
      34,425   Christopher & Banks Corporation                                                                    609,667
      14,500   Coachmen Industries, Inc.                                                                          231,855
      26,600   Concord Camera Corporation(b,c)                                                                     87,780
      20,100   Cost Plus, Inc.(b)                                                                                 652,245
      12,300   Department 56, Inc.(b)                                                                             189,420
      27,200   Dress Barn, Inc.(b)                                                                                465,664
      21,700   Electronics Boutique Holdings Corporation(b,c)                                                     571,578
      13,100   Enesco Group, Inc.(b)                                                                              117,376
      34,150   Ethan Allen Interiors, Inc.(c)                                                                   1,226,326
      27,960   Fedders Corporation                                                                                121,626
      48,700   Fleetwood Enterprises, Inc.(b)                                                                     708,585
      64,637   Fossil, Inc.                                                                                     1,761,358
      35,850   Fred's, Inc.                                                                                       791,926
      20,000   Genesco, Inc.(b,c)                                                                                 472,600
      30,200   Goody's Family Clothing, Inc.                                                                      313,174
      20,600   Group 1 Automotive, Inc.(b)                                                                        684,126
      22,300   Guitar Center, Inc.(b)                                                                             991,681
      28,000   Gymboree Corporation(b)                                                                            430,080
       6,600   Haggar Corporation                                                                                 132,990
      17,500   Hancock Fabrics, Inc.                                                                              223,125
      20,700   Haverty Furniture Companies, Inc.                                                                  361,836
      21,500   Hibbett Sporting Goods, Inc.                                                                       588,025
      42,775   Hot Topic, Inc.                                                                                    876,460
      19,800   IHOP Corporation(c)                                                                                708,048
      19,100   Information Holdings, Inc.(b,c)                                                                    522,767
      44,275   Insight Enterprises, Inc.(b)                                                                       786,324
      47,400   Interface, Inc.(b)                                                                                 413,802
      23,500   Intermet Corporation                                                                               101,050
      18,350   J. Jill Group, Inc.(b)                                                                             432,876
      33,500   Jack in the Box, Inc.(b)                                                                           994,950
      23,200   JAKKS Pacific, Inc.(b,c)                                                                           482,328
      20,330   Jo-Ann Stores, Inc.(b)                                                                             597,702
      32,300   K-Swiss, Inc.(c)                                                                                   652,783
      37,300   K2, Inc.(b)                                                                                        585,610
      24,800   Kellwood Company                                                                                 1,080,040
      25,500   Landry's Restaurants, Inc.                                                                         762,195
      47,600   Lay-Z-Boy, Inc.                                                                                    855,848
      12,700   Libbey, Inc.                                                                                       352,552
      41,300   Linens 'n Things, Inc.(b)                                                                        1,210,503
      19,600   Lone Star Steakhouse & Saloon, Inc.                                                                532,924
      29,951   M.D.C. Holdings, Inc.                                                                            1,905,183
      27,400   Marcus Corporation                                                                                 472,650
      18,400   Meade Instruments Corporation(b,c)                                                                  58,696
      33,100   Men's Wearhouse, Inc.(b)                                                                           873,509
      12,100   Meritage Corporation(b,c)                                                                          832,480
      14,100   Midas, Inc.(b)                                                                                     245,340
      26,800   Monaco Coach Corporation                                                                           754,956
      30,700   Movie Gallery, Inc.(c)                                                                             600,185
      25,500   Multimedia Games, Inc.(c)                                                                          683,910
       6,400   National Presto Industries, Inc.                                                                   263,872
      29,900   Nautilus Group, Inc.(c)                                                                            583,349
       5,920   NVR, Inc.(b,c)                                                                                   2,866,466
      19,500   O'Charley's, Inc.(b)                                                                               335,205
      10,800   OshKosh B'Gosh, Inc.(c)                                                                            269,676
      14,900   Oxford Industries, Inc.(c)                                                                         649,044
      23,500   P.F. Chang's China Bistro, Inc.(b,c)                                                               967,025
      27,700   Panera Bread Company(b,c)                                                                          993,876
      16,100   Papa John's International, Inc.(b,c)                                                               475,594
      54,900   Pep Boys - Manny, Moe & Jack(c)                                                                  1,391,715
      28,300   Phillips-Van Heusen Corporation                                                                    544,775
      32,600   Pinnacle Entertainment, Inc.(b)                                                                    411,086
      39,300   Polaris Industries, Inc.(c)                                                                      1,886,400
      41,300   Prime Hospitality Corporation(b)                                                                   438,606
      52,000   Quiksilver, Inc.(b)                                                                              1,238,120
      31,150   RARE Hospitality International, Inc.                                                               775,635
      19,000   Russ Berrie and Company, Inc.                                                                      369,170
      30,100   Russell Corporation                                                                                540,596
      38,600   Ryan's Restaurant Group Inc.(b)                                                                    609,880
      32,675   SCP Pool Corporation(c)                                                                          1,470,375
      33,300   Select Comfort Corporation(b,c)                                                                    945,720
      26,900   ShopKo Stores, Inc.(b,c)                                                                           380,366
      21,350   Shuffle Master, Inc.(c)                                                                            775,218
       7,700   Skyline Corporation                                                                                313,005
      54,468   Sonic Corporation                                                                                1,239,147
      18,200   Standard Motor Products, Inc.(c)                                                                   268,086
      31,100   Standard Pacific Corporation                                                                     1,533,230
      25,217   Steak n Shake Company(b)                                                                           459,454
      38,500   Stein Mart, Inc.(b)                                                                                626,010
      35,900   Stride Rite Corporation                                                                            395,977
      24,700   Sturm, Ruger & Company, Inc.(c)                                                                    299,117
      20,200   TBC Corporation(b)                                                                                 480,760
      13,200   Thomas Nelson, Inc.                                                                                300,168
      31,600   Too, Inc.(b)                                                                                       527,720
      53,100   Tower Automotive, Inc.(b,c)                                                                        193,284
      35,000   Tractor Supply Company                                                                           1,463,700
      58,300   Triarc Companies, Inc.(c)                                                                          592,911
      13,800   Ultimate Electronics, Inc.(b,c)                                                                     68,172
      36,800   Urban Outfitters, Inc.(c)                                                                        2,241,488
      27,575   Wet Seal, Inc.(b,c)                                                                                144,217
      31,200   Winnebago Industries, Inc.(c)                                                                    1,163,136
      27,500   WMS Industries, Inc.(b,c)                                                                          819,500
      36,400   Wolverine World Wide, Inc.                                                                         955,500
      47,600   Zale Corporation                                                                                 1,297,576
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                    75,846,137
=========================================================================================================================

Consumer Staples (2.8%)
-------------------------------------------------------------------------------------------------------------------------
      16,600   American Italian Pasta Company(c)                                                                  505,968
      45,800   Casey's General Stores, Inc.(c)                                                                    838,140
      33,400   Corn Products International, Inc.                                                                1,554,770
      35,100   Delta and Pine Land Company                                                                        770,445
      41,400   DIMON, Inc.                                                                                        236,808
      22,500   Duane Reade, Inc.(b,c)                                                                             367,425
      40,300   Flowers Foods, Inc.                                                                              1,053,845
      35,300   Great Atlantic & Pacific Tea Company, Inc.(b,c)                                                    270,398
      33,300   Hain Celestial Group, Inc.(b,c)                                                                    602,730
       8,300   J & J Snack Foods Corporation(b)                                                                   338,889
      27,100   Lance, Inc.                                                                                        417,340
      34,100   Longs Drug Stores Corporation                                                                      813,967
      11,300   Nash Finch Company(c)                                                                              282,839
      13,700   Nature's Sunshine Products, Inc.                                                                   195,088
      61,100   NBTY, Inc.(b)                                                                                    1,795,729
      42,400   Performance Food Group Company(b,c)                                                              1,125,296
      26,800   Ralcorp Holdings, Inc.(b)                                                                          943,360
      31,500   Rayovac Corporation(b)                                                                             885,150
      18,100   Sanderson Farms, Inc.(c)                                                                           970,522
      35,700   United Natural Foods, Inc.                                                                       1,032,087
      15,670   WD-40 Company(c)                                                                                   469,160
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                          15,469,956
=========================================================================================================================

Energy (4.5%)
-------------------------------------------------------------------------------------------------------------------------
      12,700   Atwood Oceanics, Inc.(b)                                                                           530,225
      30,100   Cabot Oil & Gas Corporation                                                                      1,273,230
      35,000   Cal Dive International, Inc.(b,c)                                                                1,061,200
      14,500   Carbo Ceramics, Inc.                                                                               989,625
      37,900   Cimarex Energy Company(b)                                                                        1,145,717
      15,900   Dril-Quip, Inc.(b)                                                                                 297,330
      39,400   Evergreen Resources, Inc.                                                                        1,591,760
      24,300   Frontier Oil Corporation(c)                                                                        514,917
      21,000   Hydril Company(b)                                                                                  661,500
      67,000   Input/Output, Inc.(b,c)                                                                            555,430
      26,400   Lone Star Technologies, Inc.(b,c)                                                                  727,584
      38,700   Maverick Tube Corporation(b)                                                                     1,016,262
      22,800   Oceaneering International, Inc.(b)                                                                 780,900
      20,800   Offshore Logistics, Inc.(b)                                                                        584,896
      64,574   Patina Oil & Gas Corporation                                                                     1,928,825
      22,400   Plains Resources, Inc.(b)                                                                          379,680
      11,900   Prima Energy Corporation(b)                                                                        470,883
      24,800   Remington Oil and Gas Corporation(b)                                                               585,280
      16,950   SEACOR Holdings, Inc.(b)                                                                           744,614
      33,100   Southwestern Energy Company(b)                                                                     948,977
      30,800   Spinnaker Exploration Company(b)                                                                 1,212,904
      26,200   St. Mary Land & Exploration Company                                                                934,030
      24,400   Stone Energy Corporation(b)                                                                      1,114,592
      25,400   Swift Energy Company(b)                                                                            560,324
      20,450   TETRA Technologies, Inc.                                                                           549,082
      41,800   Unit Corporation(b)                                                                              1,314,610
      30,600   Veritas DGC, Inc.(b,c)                                                                             708,390
      59,300   Vintage Petroleum, Inc.                                                                          1,006,321
      25,300   W-H Energy Services, Inc.(b)                                                                       495,880
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    24,684,968
=========================================================================================================================

Financials (11.3%)
-------------------------------------------------------------------------------------------------------------------------
      21,100   Anchor BanCorp Wisconsin, Inc.(c)                                                                  557,884
      53,500   Bankatlantic Bancorp, Inc.                                                                         987,075
      27,500   BankUnited Financial Corporation(b,c)                                                              709,500
      25,100   Boston Private Financial Holdings, Inc.(c)                                                         581,316
      54,100   Brookline Bancorp, Inc.(c)                                                                         793,647
      33,200   Capital Automotive REIT                                                                            973,756
      26,000   Cash America International, Inc.                                                                   598,000
      33,775   Chittenden Corporation                                                                           1,187,191
      24,800   Colonial Properties Trust                                                                          955,544
      37,400   Commercial Federal Corporation                                                                   1,013,540
      47,400   Commercial Net Lease Realty, Inc.(c)                                                               815,280
      33,800   Community First Bankshares, Inc.                                                                 1,088,022
      28,877   Delphi Financial Group, Inc.                                                                     1,285,026
      34,275   Dime Community Bancshares                                                                          599,127
      25,665   Downey Financial Corporation                                                                     1,366,661
      46,000   East West Bancorp, Inc.                                                                          1,412,200
      21,200   Entertainment Properties Trust                                                                     757,688
      21,000   Essex Property Trust, Inc.                                                                       1,435,350
      15,800   Financial Federal Corporation(b,c)                                                                 557,108
      36,900   First BanCorp                                                                                    1,503,675
      42,712   First Midwest Bancorp, Inc.                                                                      1,503,890
      14,600   First Republic Bank                                                                                628,968
      15,600   FirstFed Financial Corporation(b)                                                                  648,960
      55,700   Flagstar Bancorp, Inc.(c)                                                                        1,107,316
      70,600   Fremont General Corporation(c)                                                                   1,246,090
      26,900   Gables Residential Trust(c)                                                                        914,062
      29,300   Glenborough Realty Trust, Inc.                                                                     537,655
      36,800   Gold Banc Corporation, Inc.(c)                                                                     570,400
      33,100   Hilb, Rogal and Hobbs Company(c)                                                                 1,181,008
      41,189   Hudson United Bancorp                                                                            1,535,526
      40,100   Investment Technology Group, Inc.(b)                                                               512,879
      26,000   Irwin Financial Corporation(c)                                                                     686,400
      26,100   Kilroy Realty Corporation                                                                          890,010
      17,300   LandAmerica Financial Group, Inc.                                                                  673,489
      44,200   Lexington Corporate Properties Trust                                                               880,022
      30,000   MAF Bancorp, Inc.                                                                                1,280,400
      31,050   New Century Financial Corporation(c)                                                             1,453,761
      20,200   Philadelphia Consolidated Holding Corporation(b)                                                 1,213,414
      18,100   Piper Jaffray Companies(b,c)                                                                       818,663
      26,900   Presidential Life Corporation                                                                      484,738
      26,700   ProAssurance Corporation(b,c)                                                                      910,737
      30,264   Provident Bankshares Corporation                                                                   872,814
      58,820   Republic Bancorp, Inc.                                                                             817,598
      22,500   Rewards Network, Inc.(b,c)                                                                         202,500
      26,500   Riggs National Corporation(c)                                                                      559,680
      23,100   RLI Corporation(c)                                                                                 843,150
       9,100   SCPIE Holdings, Inc.(c)                                                                             82,810
      27,600   Seacoast Financial Services Corporation                                                            954,960
      25,400   Selective Insurance Group, Inc.(c)                                                               1,012,952
      42,300   Shurgard Storage Centers, Inc.                                                                   1,582,020
      54,600   South Financial Group, Inc.(c)                                                                   1,547,364
      31,500   Southwest Bancorporation of Texas, Inc.                                                          1,389,780
      41,100   Sterling Bancshares, Inc.                                                                          583,209
      20,710   Sterling Financial Corporation(b)                                                                  660,028
      16,500   Stewart Information Services Corporation                                                           557,205
      42,300   Susquehanna Bancshares, Inc.                                                                     1,064,268
      15,751   SWS Group, Inc.                                                                                    240,990
      68,282   TrustCo Bank Corporation NY(c)                                                                     894,494
      41,300   UCBH Holdings, Inc.                                                                              1,632,176
      42,300   UICI(b)                                                                                          1,007,163
      26,100   Umpqua Holdings Corporation(c)                                                                     547,839
      40,000   United Bankshares, Inc.                                                                          1,300,000
      30,590   Waypoint Financial Corporation                                                                     843,978
      37,400   Whitney Holding Corporation                                                                      1,670,658
      18,600   Wintrust Financial Corporation                                                                     939,486
      17,012   World Acceptance Corporation(b,c)                                                                  311,830
      17,500   Zenith National Insurance Corporation(c)                                                           850,500
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                61,825,430
=========================================================================================================================

Health Care (10.3%)
-------------------------------------------------------------------------------------------------------------------------
      44,400   Accredo Health, Inc.(b)                                                                          1,729,380
      27,100   Advanced Medical Optics, Inc.(b)                                                                 1,153,647
      47,900   Alpharma, Inc.(c)                                                                                  980,992
      29,800   American Healthways, Inc.(c)                                                                       793,276
      30,500   American Medical Systems Holdings, Inc.(b)                                                       1,027,850
      22,600   AMERIGROUP Corporation(b)                                                                        1,111,920
      27,650   Amsurg Corporation                                                                                 694,844
      12,600   Analogic Corporation                                                                               534,618
      26,400   ArQule, Inc.(b,c)                                                                                  139,128
      19,400   ArthroCare Corporation(b,c)                                                                        564,152
      22,200   BioLase Technology, Inc.(b,c)                                                                      298,812
      14,300   Biosite Diagnostics, Inc.(b,c)                                                                     642,356
      18,650   Centene Corporation(c)                                                                             718,958
      32,700   Cerner Corporation(b,c)                                                                          1,457,766
      11,100   Chemed Corporation                                                                                 538,350
      13,500   CIMA Labs, Inc.(b,c)                                                                               455,355
      27,150   CONMED Corporation(b)                                                                              743,910
      29,900   Cooper Companies, Inc.                                                                           1,888,783
      29,200   Cross Country Healthcare, Inc.(b,c)                                                                529,980
      21,350   CryoLife, Inc.(b,c)                                                                                112,514
      12,000   Curative Health Services, Inc.(b,c)                                                                103,920
      21,500   Cyberonics, Inc.(b,c)                                                                              717,240
      13,600   Datascope Corporation                                                                              539,784
      38,000   Dendrite International, Inc.(b)                                                                    706,040
      26,600   Diagnostic Products Corporation                                                                  1,168,804
      28,188   Enzo Biochem, Inc.(b,c)                                                                            422,820
      23,000   Haemonetics Corporation(b)                                                                         681,950
      18,600   Hologic, Inc.(b,c)                                                                                 432,450
      59,400   Hooper Holmes, Inc.                                                                                340,956
      12,700   ICU Medical, Inc.(b,c)                                                                             425,831
      31,800   IDEXX Laboratories, Inc.(b)                                                                      2,001,492
      18,200   Immucor, Inc.(b,c)                                                                                 592,410
      26,100   Integra Life Sciences Holdings Corporation(b,c)                                                    920,547
      28,600   Invacare Corporation(c)                                                                          1,278,992
      15,400   LabOne, Inc.(b)                                                                                    489,412
      52,000   Medicis Pharmaceutical Corporation(c)                                                            2,077,400
      38,600   Mentor Corporation(c)                                                                            1,323,594
      24,000   Merit Medical Systems, Inc.(b)                                                                     382,320
      64,600   MGI Pharma, Inc.(c)                                                                              1,744,846
      33,000   NDCHealth Corporation                                                                              765,600
      21,400   Noven Pharmaceuticals, Inc.(b)                                                                     471,228
      33,500   Odyssey Healthcare, Inc.(c)                                                                        630,470
      45,900   Orthodontic Centers of America, Inc.(b,c)                                                          375,921
      15,900   Osteotech, Inc.(b,c)                                                                               103,191
      35,900   Owens & Minor, Inc.                                                                                929,810
      23,900   PAREXEL International Corporation(b,c)                                                             473,220
      22,400   Pediatrix Medical Group, Inc.(b)                                                                 1,564,640
      51,500   Pharmaceutical Product Development, Inc.(b)                                                      1,636,155
      24,800   PolyMedica Corporation(c)                                                                          769,792
      16,600   Possis Medical, Inc.(b,c)                                                                          566,890
      39,732   Priority Healthcare Corporation(b,c)                                                               911,849
      45,150   Province Healthcare Company(b)                                                                     774,322
      51,000   Regeneron Pharmaceuticals, Inc.(b,c)                                                               537,030
      14,900   RehabCare Group, Inc.(b)                                                                           396,787
      31,000   ResMed, Inc.(b,c)                                                                                1,579,760
      31,900   Respironics, Inc.(b)                                                                             1,874,125
      55,000   Savient Pharmaceuticals, Inc.(b)                                                                   136,400
      24,600   Sierra Health Services, Inc.(b,c)                                                                1,099,620
      29,200   Sola International, Inc.(b)                                                                        503,116
      18,700   Sunrise Senior Living, Inc.(b,c)                                                                   731,918
      16,000   SurModics, Inc.(b,c)                                                                               394,240
      35,400   Sybron Dental Specialties, Inc.(b)                                                               1,056,690
      37,600   Techne Corporation(b)                                                                            1,633,720
      27,500   Theragenics Corporation(b,c)                                                                       127,050
      25,700   United Surgical Partners International, Inc.(b)                                                  1,014,379
      79,100   US Oncology, Inc.(b)                                                                             1,164,352
      28,200   Viasys Healthcare, Inc.(b)                                                                         589,662
      11,800   Vital Signs, Inc.                                                                                  342,672
      19,600   Wilson Greatbatch Technologies, Inc.(b)                                                            547,820
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                               56,169,828
=========================================================================================================================

Industrials (15.3%)
-------------------------------------------------------------------------------------------------------------------------
      26,900   A.O. Smith Corporation                                                                             855,151
      29,500   AAR Corporation(b)                                                                                 334,825
      44,800   ABM Industries, Inc.(c)                                                                            872,256
      39,000   Acuity Brands, Inc.                                                                              1,053,000
      24,400   Administaff, Inc.(b,c)                                                                             405,040
      30,300   Albany International Corporation                                                                 1,016,868
       8,200   Angelica Corporation                                                                               205,902
      25,200   Apogee Enterprises, Inc.(c)                                                                        262,080
      17,800   Applied Industrial Technologies, Inc.                                                              536,136
      22,800   Arkansas Best Corporation(c)                                                                       750,576
      29,800   Armor Holdings, Inc.(b)                                                                          1,013,200
      35,700   Artesyn Technologies, Inc.(b,c)                                                                    321,300
      18,100   Astec Industries, Inc.(b)                                                                          340,823
      41,500   Atlantic Coast Airlines Holdings, Inc.(b,c)                                                        238,210
      30,200   Baldor Electric Company                                                                            705,170
      21,200   Barnes Group, Inc.(c)                                                                              614,376
      23,700   Belden, Inc.                                                                                       507,891
      32,100   Bowne & Company, Inc.                                                                              508,785
      21,800   Brady Corporation                                                                                1,004,980
      20,600   Briggs & Stratton Corporation                                                                    1,820,010
      23,100   C&D Technologies, Inc.                                                                             411,873
      17,900   CDI Corporation                                                                                    619,340
      33,400   Central Parking Corporation(c)                                                                     624,246
      23,300   CLARCOR, Inc.                                                                                    1,067,140
      19,600   Coinstar, Inc.(b,c)                                                                                430,612
      12,600   Consolidated Graphics, Inc.(b)                                                                     555,030
       7,500   CPI Corporation(c)                                                                                 110,400
      24,400   Cubic Corporation(c)                                                                               510,692
      15,600   Cuno, Inc.(b,c)                                                                                    832,260
      19,200   Curtiss-Wright Corporation(c)                                                                    1,078,848
      23,800   DRS Technologies, Inc.(b)                                                                          759,220
      18,400   EDO Corporation                                                                                    443,808
      41,300   EGL, Inc.(b)                                                                                     1,098,580
      18,000   ElkCorp                                                                                            430,920
      13,900   EMCOR Group, Inc.(b,c)                                                                             611,322
      23,850   Engineered Support Systems, Inc.(c)                                                              1,395,464
      19,500   Esterline Technologies Corporation(b)                                                              575,835
      19,800   Forward Air Corporation(b)                                                                         740,520
      32,500   Frontier Airlines, Inc.(b,c)                                                                       353,600
      19,100   G & K Services, Inc.                                                                               767,629
      18,200   Gardner Denver, Inc.(b)                                                                            507,780
      40,700   GenCorp, Inc.(c)                                                                                   544,973
      20,400   Gerber Scientific, Inc.(b)                                                                         144,024
      27,130   Griffon Corporation(b)                                                                             604,456
      45,724   Heartland Express, Inc.                                                                          1,251,009
      17,300   Heidrick & Struggles International, Inc.(b,c)                                                      513,464
      28,000   Hughes Supply, Inc.                                                                              1,650,040
      45,900   IDEX Corporation                                                                                 1,576,665
      15,200   Imagistics International, Inc.(b)                                                                  538,080
      24,600   Insituform Technologies, Inc.(b,c)                                                                 400,242
      10,800   Insurance Auto Auctions, Inc.(b,c)                                                                 183,600
      15,385   Intermagnetics General Corporation(b,c)                                                            523,552
      16,000   InVision Technologies, Inc.(b,c)                                                                   798,400
      20,600   Ionics, Inc.(b,c)                                                                                  581,950
      40,000   JLG Industries, Inc.(c)                                                                            555,600
      25,900   John H. Harland Company(c)                                                                         760,165
      20,800   Kaman Corporation(c)                                                                               290,992
      57,400   Kansas City Southern, Inc.(b,c)                                                                    889,700
      25,900   Kaydon Corporation                                                                                 801,087
      22,400   Kirby Corporation(b)                                                                               871,360
      34,400   Knight Transportation, Inc.(b)                                                                     988,312
      36,700   Kroll, Inc.(b,c)                                                                                 1,353,496
      38,000   Labor Ready, Inc.(b,c)                                                                             589,000
      27,300   Landstar System, Inc.                                                                            1,443,351
       8,700   Lawson Products, Inc.                                                                              331,905
      53,836   Lennox International, Inc.(c)                                                                      974,432
      10,850   Lindsay Manufacturing Company                                                                      260,617
      14,900   Lydall, Inc.(b)                                                                                    145,573
      26,200   MagneTek, Inc.(b)                                                                                  218,508
      24,500   Manitowoc Company, Inc.                                                                            829,325
       9,700   MemberWorks, Inc.(b,c)                                                                             287,314
      19,500   Mercury Computer Systems, Inc.(b)                                                                  483,600
      29,000   Mesa Air Group, Inc.(b,c)                                                                          234,610
      45,600   Milacron, Inc.(c)                                                                                  182,400
      13,200   Mobile Mini, Inc.(b,c)                                                                             375,012
      23,900   Moog, Inc.                                                                                         886,929
      32,000   Mueller Industries, Inc.                                                                         1,145,600
      28,800   NCO Group, Inc.(b)                                                                                 768,672
      23,200   On Assignment, Inc.(b,c)                                                                           136,880
      32,300   Oshkosh Truck Corporation                                                                        1,851,113
      15,000   Pre-Paid Legal Services, Inc.(b,c)                                                                 357,450
      56,600   PRG-Schultz International, Inc.(b,c)                                                               309,602
      22,500   Regal-Beloit Corporation                                                                           500,850
      29,600   Reliance Steel & Aluminum Company                                                                1,193,472
      13,300   Robbins & Myers, Inc.(c)                                                                           298,585
      33,700   Roper Industries, Inc.                                                                           1,917,530
      17,400   School Specialty, Inc.(b,c)                                                                        631,794
      57,900   Shaw Group, Inc.(b,c)                                                                              586,527
      22,200   Simpson Manufacturing Company, Inc.                                                              1,245,864
      53,100   SkyWest, Inc.                                                                                      924,471
      14,800   SOURCECORP, Inc.(b)                                                                                407,296
      55,300   Spherion Corporation(b)                                                                            560,742
      26,200   Standard Register Company(c)                                                                       311,780
      11,200   Standex International Corporation                                                                  304,640
      26,300   Stewart & Stevenson Services, Inc.                                                                 471,296
      29,700   Teledyne Technologies, Inc.(b)                                                                     594,594
      51,206   Tetra Tech, Inc.(b)                                                                                835,682
      16,100   Thomas Industries, Inc.                                                                            534,520
      81,900   Timken Company                                                                                   2,169,531
      22,200   Toro Company                                                                                     1,555,554
      35,200   Tredegar Corporation                                                                               567,776
      14,600   Triumph Group, Inc.(b)                                                                             466,178
      31,100   United Stationers, Inc.(b)                                                                       1,235,292
      16,400   Universal Forest Products, Inc.                                                                    528,900
      39,300   URS Corporation(b)                                                                               1,076,820
      25,400   USF Corporation                                                                                    892,302
      21,900   Valmont Industries, Inc.                                                                           501,510
      20,400   Viad Corporation(b)                                                                                589,764
      38,400   Vicor Corporation(b,c)                                                                             701,568
      13,900   Volt Information Sciences, Inc.(b)                                                                 437,989
      30,700   Wabash National Corporation(b,c)                                                                   845,785
      39,900   Waste Connections, Inc.                                                                          1,183,434
      24,350   Watsco, Inc.                                                                                       683,504
      29,500   Watson Wyatt & Company Holdings                                                                    786,175
      29,600   Watts Water Technologies, Inc.                                                                     797,720
      11,300   Wolverine Tube, Inc.(b,c)                                                                          123,170
      10,300   Woodward Governor Company                                                                          742,733
      43,931   Yellow Roadway Corporation(b,c)                                                                  1,751,090
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                               83,881,196
=========================================================================================================================

Information Technology (13.0%)
-------------------------------------------------------------------------------------------------------------------------
      23,600   Actel Corporation(b)                                                                               436,600
     100,600   Adaptec, Inc.(b)                                                                                   851,076
      30,000   Advanced Energy Industries, Inc.(b)                                                                471,600
      67,950   Aeroflex, Inc.(b)                                                                                  973,724
      29,500   Agilysys, Inc.(c)                                                                                  406,805
      32,400   Alliance Semiconductor Corporation(b)                                                              192,780
      33,600   Anixter International, Inc.                                                                      1,143,408
      14,000   ANSYS, Inc.(b,c)                                                                                   658,000
      28,600   ATMI, Inc.(b,c)                                                                                    781,066
      21,200   Audiovox Corporation(b,c)                                                                          357,856
      28,900   Avid Technology, Inc.(b)                                                                         1,577,073
      91,100   Axcelis Technologies, Inc.(b)                                                                    1,133,284
      13,500   BEI Technologies, Inc.                                                                             382,185
      10,300   Bel Fuse, Inc.(c)                                                                                  429,510
      24,900   Bell Microproducts, Inc.(b,c)                                                                      201,441
      37,600   Benchmark Electronics, Inc.                                                                      1,094,160
      16,100   Black Box Corporation(c)                                                                           760,886
      40,800   Brooks Automation, Inc.(b)                                                                         822,120
      12,000   Brooktrout, Inc.(b)                                                                                129,720
      39,400   C-COR.net Corporation(b,c)                                                                         405,426
      38,450   Cable Design Technologies Corporation(b,c)                                                         407,570
      26,800   CACI International, Inc.(b)                                                                      1,083,792
      29,500   Captaris, Inc.(b,c)                                                                                190,570
      22,300   Carreker Corporation(b)                                                                            223,446
      12,000   Catapult Communications Corporation(b)                                                             276,000
      34,400   Checkpoint Systems, Inc.(b)                                                                        616,792
      55,200   CIBER, Inc.(b,c)                                                                                   453,744
      41,400   Cognex Corporation                                                                               1,593,072
      27,700   Coherent, Inc.(b)                                                                                  826,845
      19,700   Cohu, Inc.                                                                                         375,088
      16,700   Concord Communications, Inc.(b,c)                                                                  190,547
      33,000   CTS Corporation                                                                                    397,980
      33,600   Cymer, Inc.(b)                                                                                   1,257,984
      17,300   Daktronics, Inc.(b,c)                                                                              431,635
      19,700   Digi International, Inc.(b)                                                                        211,184
      32,300   Digital Insight Corporation(b)                                                                     669,579
      19,200   Dionex Corporation(b,c)                                                                          1,059,264
      26,700   DSP Group, Inc.(b)                                                                                 727,308
      16,900   DuPont Photomasks, Inc.(b,c)                                                                       343,577
      43,800   eFunds Corporation(b)                                                                              766,500
      25,700   Electro Scientific Industries, Inc.(b)                                                             727,567
      16,400   EPIQ Systems, Inc.(b,c)                                                                            237,800
      36,000   ESS Technology, Inc.(b,c)                                                                          385,560
      37,700   Exar Corporation(b)                                                                                552,682
      28,300   FactSet Research Systems, Inc.(c)                                                                1,337,741
      30,500   FEI Company(b,c)                                                                                   729,255
      35,600   FileNet Corporation(b)                                                                           1,123,892
      30,800   FLIR Systems, Inc.(b,c)                                                                          1,690,920
      21,000   Global Imaging Systems, Inc.(b)                                                                    769,860
      34,780   Global Payments, Inc.(c)                                                                         1,565,796
      65,800   Harmonic, Inc.(b)                                                                                  560,616
      24,000   Helix Technology Corporation                                                                       511,920
      23,800   Hutchinson Technology, Inc.(b,c)                                                                   585,242
      35,680   Hyperion Solutions Corporation(b)                                                                1,559,930
      23,500   Inter-Tel, Inc.                                                                                    586,795
      44,300   Internet Security Systems, Inc.(b,c)                                                               679,562
      15,787   Intrado, Inc.(b,c)                                                                                 254,013
      19,100   Itron, Inc.(b,c)                                                                                   438,154
      21,200   J2 Global Communication, Inc.(c)                                                                   589,360
      26,700   JDA Software Group, Inc.(b)                                                                        351,639
      14,700   Keithley Instruments, Inc.                                                                         325,605
      64,200   Kopin Corporation(b,c)                                                                             328,062
      28,487   Kronos, Inc.                                                                                     1,173,664
      46,500   Kulicke and Soffa Industries, Inc.(b,c)                                                            509,640
      20,300   Littelfuse, Inc.(b)                                                                                860,923
      27,600   Manhattan Associates, Inc.(b)                                                                      852,288
      29,400   Mantech International Corporation(b,c)                                                             551,838
      18,500   MapInfo Corporation(b)                                                                             196,100
      19,800   MAXIMUS, Inc.(b)                                                                                   702,108
      32,500   Methode Electronics, Inc.                                                                          421,525
      16,900   MICROS Systems, Inc.(b)                                                                            810,693
      54,500   Microsemi Corporation(c)                                                                           774,445
      22,800   MRO Software, Inc.(b)                                                                              310,308
      34,700   Netegrity, Inc.(b,c)                                                                               293,562
      22,200   Network Equipment Technologies, Inc.(b,c)                                                          181,152
      29,500   NYFIX, Inc.(b,c)                                                                                   144,255
      18,150   Park Electrochemical Corporation                                                                   458,288
      36,400   Paxar Corporation(b)                                                                               710,528
      19,200   PCTEL, Inc.(b)                                                                                     226,560
      21,300   Pegasus Solutions, Inc.(b,c)                                                                       279,669
      24,200   Pericom Semiconductor Corporation(b)                                                               259,182
      22,400   Phoenix Technologies, Ltd.(b,c)                                                                    156,576
      15,200   Photon Dynamics, Inc.(b,c)                                                                         533,064
      29,900   Photronics, Inc.(b,c)                                                                              566,306
      63,000   Pinnacle Systems, Inc.(b)                                                                          450,450
      13,600   Planar Systems, Inc.(b,c)                                                                          182,104
      28,100   Power Integrations, Inc.(b)                                                                        699,690
      33,000   Progress Software Corporation(b)                                                                   715,110
      14,800   QRS Corporation(b)                                                                                  96,940
      24,100   Radiant Systems, Inc.(b)                                                                           113,029
      17,300   RadiSys Corporation(b,c)                                                                           321,261
      15,100   Rogers Corporation(b)                                                                            1,055,490
      30,700   Roxio, Inc.(b,c)                                                                                   150,737
      15,300   Rudolph Technologies, Inc.(b)                                                                      278,307
      14,100   SBS Technologies, Inc.(b)                                                                          226,587
      11,400   ScanSource, Inc.(b)                                                                                677,388
      14,300   SCM Microsystems, Inc.(b,c)                                                                         92,950
      40,700   SERENA Software, Inc.(b,c)                                                                         776,963
     137,100   Skyworks Solutions, Inc.(b,c)                                                                    1,196,883
      16,000   SPSS, Inc.(b)                                                                                      287,520
      16,800   Standard Microsystems Corporation(b)                                                               391,776
      13,200   StarTek, Inc.(c)                                                                                   472,560
      11,800   Supertex, Inc.(b,c)                                                                                192,812
      41,050   Symmetricom, Inc.(b)                                                                               365,345
      41,100   Take-Two Interactive Software, Inc.(b,c)                                                         1,259,304
      12,600   TALX Corporation(c)                                                                                307,818
      36,900   Technitrol, Inc.(b)                                                                                808,110
      35,525   THQ, Inc.(b,c)                                                                                     813,522
      19,599   Three-Five Systems, Inc.(b,c)                                                                       99,955
      12,500   Tollgrade Communications, Inc.(b)                                                                 $132,750
      46,350   Trimble Navigation, Ltd.(c)                                                                      1,288,066
      21,700   Ultratech, Inc.(b)                                                                                 353,276
      33,200   Varian Semiconductor Equipment Associates, Inc.                                                  1,280,192
      27,100   Veeco Instruments, Inc.(b,c)                                                                       699,451
      33,700   Verity, Inc.(b,c)                                                                                  455,287
      24,100   ViaSat, Inc.(b)                                                                                    601,295
      40,300   WebEx Communications, Inc.(b,c)                                                                    876,928
      21,000   Websense, Inc.(b)                                                                                  781,830
      19,100   X-Rite, Inc.                                                                                       277,714
      10,152   Zilog, Inc.(b,d)                                                                                         0
      29,000   Zix Corporation(b,c)                                                                               230,260
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    71,185,502
=========================================================================================================================

Materials (4.5%)
-------------------------------------------------------------------------------------------------------------------------
      14,500   A.M. Castle & Company(b,c)                                                                         155,875
      33,400   AptarGroup, Inc.                                                                                 1,459,246
      21,400   Arch Chemicals, Inc.(c)                                                                            616,748
      15,300   Brush Engineered Materials, Inc.(b)                                                                289,170
      34,000   Buckeye Technologies, Inc.(b)                                                                      391,000
      23,900   Cambrex Corporation                                                                                602,997
      26,100   Caraustar Industries, Inc.(b,c)                                                                    368,271
      20,900   Carpenter Technology Corporation                                                                   711,645
      27,600   Century Aluminum Company(b)                                                                        684,204
      17,900   Chesapeake Corporation                                                                             477,572
       9,800   Cleveland-Cliffs, Inc.(b,c)                                                                        552,622
      26,600   Commercial Metals Company                                                                          863,170
      14,700   Commonwealth Industries, Inc.                                                                      151,998
      11,100   Deltic Timber Corporation                                                                          426,240
      39,724   Florida Rock Industries, Inc.                                                                    1,675,161
      30,200   Georgia Gulf Corporation                                                                         1,082,972
      26,200   H.B. Fuller Company                                                                                744,080
      30,700   Headwaters, Inc.(b,c)                                                                              796,051
      14,200   IMCO Recycling, Inc.(b)                                                                            187,724
      27,700   MacDermid, Inc.                                                                                    937,645
      69,500   Massey Energy Company                                                                            1,960,595
      13,100   Material Sciences Corporation(b)                                                                   139,515
      27,785   Myers Industries, Inc.                                                                             391,768
      25,900   OM Group, Inc.(b)                                                                                  854,959
      36,900   OMNOVA Solutions, Inc.(b)                                                                          225,090
       8,200   Penford Corporation                                                                                143,910
      83,900   PolyOne Corporation(b)                                                                             624,216
      14,600   Pope & Talbot, Inc.                                                                                288,642
       8,900   Quaker Chemical Corporation                                                                        245,818
      15,000   Quanex Corporation                                                                                 730,500
      32,600   Rock-Tenn Company                                                                                  552,570
      19,500   RTI International Metals, Inc.(b)                                                                  311,025
      22,700   Ryerson Tull, Inc.(c)                                                                              360,476
      27,700   Schulman (A.), Inc.                                                                                595,273
      13,800   Schweitzer-Mauduit International, Inc.                                                             422,694
      45,100   Steel Dynamics, Inc.(b,c)                                                                        1,291,213
      11,700   Steel Technologies, Inc.                                                                           258,336
      19,400   Texas Industries, Inc.                                                                             798,698
      47,400   Wausau-Mosinee Paper Corporation                                                                   820,020
      29,300   Wellman, Inc.(c)                                                                                   238,209
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                 24,427,918
=========================================================================================================================

Utilities (2.9%)
-------------------------------------------------------------------------------------------------------------------------
      14,050   American States Water Company(c)                                                                   326,522
      48,000   Atmos Energy Corporation(c)                                                                      1,228,320
      44,300   Avista Corporation                                                                                 816,006
      10,300   Cascade Natural Gas Corporation(c)                                                                 227,321
      11,200   Central Vermont Public Service Corporation                                                        $229,488
      14,500   CH Energy Group, Inc.(c)                                                                           673,380
      43,600   Cleco Corporation                                                                                  783,928
      43,700   El Paso Electric Company(b)                                                                        674,728
      33,500   Energen Corporation                                                                              1,607,665
       4,800   Green Mountain Power Corporation                                                                   125,280
      19,000   Laclede Group, Inc.(c)                                                                             520,790
      25,300   New Jersey Resources Corporation                                                                 1,051,974
      25,100   Northwest Natural Gas Company                                                                      765,550
      14,700   NUI Corporation(c)                                                                                 214,620
      35,100   Piedmont Natural Gas Company, Inc.(c)                                                            1,498,770
      67,048   Southern Union Company(b)                                                                        1,413,372
      31,800   Southwest Gas Corporation                                                                          767,334
      46,700   UGI Corporation                                                                                  1,499,070
      13,300   UIL Holdings Corporation                                                                           647,577
      31,300   UniSource Energy Corporation(c)                                                                    777,805
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                 15,849,500
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $352,209,943)                                                         430,811,454
=========================================================================================================================
   Principal
      Amount   Long-Term Fixed Income(e)                                Interest Rate(f)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
         $87   Timco Aviation Services, Inc., Payment-in-Kind                   8.000%         1/2/2007                $9
-------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income (cost $87)                                                                  9
=========================================================================================================================
   Shares or
   Principal
      Amount   Collateral Held for Securities Loaned (20.2%)            Interest Rate(f)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
 110,104,211   State Street Navigator Securities Lending Prime
               Portfolio                                                        1.230%              N/A      $110,104,211
      $6,400   U.S. Treasury Bonds                                              9.375         2/15/2006             7,323
       5,087   U.S. Treasury Bonds                                             13.250         5/15/2014             7,293
     126,356   U.S. Treasury Bonds                                             11.250         2/15/2015           200,318
      10,683   U.S. Treasury Bonds                                              7.500        11/15/2016            13,276
      10,174   U.S. Treasury Bonds                                              8.875         8/15/2017            14,284
       2,379   U.S. Treasury Bonds                                              9.000        11/15/2018             3,348
       9,386   U.S. Treasury Bonds                                              8.125         8/15/2019            12,580
       3,856   U.S. Treasury Bonds                                              8.750         8/15/2020             5,469
       2,708   U.S. Treasury Bonds                                              7.125         2/15/2023             3,355
      12,964   U.S. Treasury Bonds                                              5.500         8/15/2028            13,410
      10,256   U.S. Treasury Notes                                              6.750         5/15/2005            10,759
      16,884   U.S. Treasury Notes                                              3.375         1/15/2007            21,777
       4,102   U.S. Treasury Notes                                              4.875         2/15/2012             4,313
     175,155   U.S. Treasury Notes                                              2.000         1/15/2014           175,639
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned
               (cost $110,597,355)                                                                            110,597,355
=========================================================================================================================
      Shares   Short-Term Investments (1.1%)                            Interest Rate(f)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
   5,912,718   Thrivent Money Market Portfolio(g)                               0.768%              N/A        $5,912,718
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 5,912,718
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $468,720,103)                                                         $547,321,536
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as
    discussed in item 2(L) of the Notes to Financial
    Statements.

(d) Security is fair valued as discussed in the notes to
    the financial statements.

(e) The market value of the denoted categories of
    investments represents less than 0.1% of the total
    investments of the Small Cap Index Portfolio.

(f) The interest rate shown reflects the coupon rate,
    yield or, for securities purchased at a discount, the
    discount rate at the date of purchase.

(g) At June 30, 2004, $294,000 in cash was pledged as the
    initial margin deposit for open financial futures
    contracts. In addition, $40,425 in cash and
    $5,912,718 of Short-Term Investments were earmarked
    as collateral to cover open financial futures
    contracts as follows:

                                                                                                  Notional
                             Number of         Expiration                                        Principal    Unrealized
  Type                       Contracts             Date          Position       Value              Amount         Gain
-------------------------------------------------------------------------------------------------------------------------
Russell 2000 Futures            21           September 2004        Long       $6,219,675         $5,945,276    $274,399

The accompanying notes to the financial statements
are an integral part of this schedule.

Mid Cap Growth Portfolio
Schedule of Investments as of June 30, 2004 (unaudited)(a)

      Shares   Common Stock (85.2%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Communications Services (1.6%)
-------------------------------------------------------------------------------------------------------------------------
     101,000   American Tower Corporation(b,c)                                                                 $1,535,200
      91,100   Crown Castle International Corporation(b)                                                        1,343,725
      65,900   Nextel Communications, Inc.(b,c)                                                                 1,756,894
     315,000   Nextel Partners, Inc.(b,c)                                                                       5,014,800
      49,300   NII Holdings, Inc.(c)                                                                            1,660,917
     107,400   Western Wireless Corporation(b,c)                                                                3,104,934
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                   14,416,470
=========================================================================================================================

Consumer Discretionary (16.8%)
-------------------------------------------------------------------------------------------------------------------------
      95,400   Abercrombie & Fitch Company(c)                                                                   3,696,750
      48,400   Advance Auto Parts, Inc.                                                                         2,138,312
      40,700   Applebee's International, Inc.                                                                     936,914
      78,900   Autoliv, Inc.(c)                                                                                 3,329,580
      33,600   Bed Bath & Beyond, Inc.(b,c)                                                                     1,291,920
      54,200   Best Buy Company, Inc.                                                                           2,750,108
      28,100   Brunswick Corporation                                                                            1,146,480
     105,000   Charlotte Russe Holding, Inc.(b,c)                                                               2,244,900
     539,900   Charter Communications, Inc.(b,c)                                                                2,116,408
      47,800   Cheesecake Factory, Inc.(b,c)                                                                    1,901,962
     115,150   Chico's FAS, Inc.(b,c)                                                                           5,200,174
      53,300   Citadel Broadcasting Company(b)                                                                    776,581
     132,900   Coach, Inc.                                                                                      6,005,751
      46,300   Cox Radio, Inc.(b)                                                                                 804,694
      39,400   D.R. Horton, Inc.                                                                                1,118,960
      87,100   Dollar Tree Stores, Inc.(b)                                                                      2,389,153
      47,600   Dow Jones & Company, Inc.                                                                        2,146,760
      14,400   E.W. Scripps Company(c,d)                                                                        1,512,000
      16,400   eBay, Inc.                                                                                       1,507,980
      37,300   Entercom Communications Corporation(b)                                                           1,391,290
      54,300   Foot Locker, Inc.                                                                                1,321,662
      14,200   Fortune Brands, Inc.                                                                             1,071,106
      70,000   Gentex Corporation(c)                                                                            2,777,600
      48,500   Getty Images, Inc.(b)                                                                            2,910,000
      45,100   GTECH Holdings Corporation                                                                       2,088,581
      37,700   Harman International Industries, Inc.                                                            3,430,700
      17,000   Harrah's Entertainment, Inc.                                                                       919,700
     169,800   Hilton Hotels Corporation(c)                                                                     3,168,468
      32,226   InterActiveCorp(b,c)                                                                               971,292
     109,600   International Game Technology                                                                    4,230,560
      36,200   Kmart Holding Corporation(b,c)                                                                   2,599,160
      43,000   Lamar Advertising Company(b)                                                                     1,864,050
      27,200   Lennar Corporation                                                                               1,216,384
     114,100   Limited Brands, Inc.                                                                             2,133,670
      33,100   Linens 'n Things, Inc.(b)                                                                          970,161
     208,500   Marvel Enterprises, Inc.(c)                                                                      4,069,920
     144,500   Mattel, Inc.(c)                                                                                  2,637,125
      32,500   Michaels Stores, Inc.(c)                                                                         1,787,500
      14,400   Mohawk Industries, Inc.(b)                                                                       1,055,952
      30,500   Nordstrom, Inc.                                                                                  1,299,605
      27,200   NTL, Inc.(b,c)                                                                                   1,567,264
      29,600   Outback Steakhouse, Inc.                                                                         1,224,256
      23,200   P.F. Chang's China Bistro, Inc.(b,c)                                                               954,680
      62,730   Pacific Sunwear of California, Inc.                                                              1,227,626
      94,000   Petco Animal Supplies, Inc.(b)                                                                   3,027,740
     184,600   PETsMART, Inc.                                                                                   5,990,270
      80,100   Ross Stores, Inc.                                                                                2,143,476
     139,800   Royal Caribbean Cruises, Ltd.(c)                                                                 6,068,718
      36,713   Sonic Corporation(c)                                                                               835,209
     212,700   Staples, Inc.                                                                                    6,234,237
      95,300   Starbucks Corporation(b)                                                                         4,143,644
      82,000   Starwood Hotels & Resorts Worldwide, Inc.(c)                                                     3,677,700
      57,800   Station Casinos, Inc.(c)                                                                         2,797,520
      64,900   Tempur-Pedic International(b)                                                                      909,249
      36,100   Tiffany & Company(c)                                                                             1,330,285
      22,800   Timberland Company(b)                                                                            1,472,652
      51,200   TJX Companies, Inc.(c)                                                                           1,235,968
     102,820   Univision Communications, Inc.(b,c)                                                              3,283,043
     120,700   Warnaco Group, Inc.(b)                                                                           2,567,289
      33,100   Weight Watchers International, Inc.(b,c)                                                         1,295,534
      24,100   Wendy's International, Inc.                                                                        839,644
      73,600   Westwood One, Inc.(b)                                                                            1,751,680
      83,000   Williams-Sonoma, Inc.(b)                                                                         2,735,680
      29,500   Wynn Resorts, Ltd.(b,c)                                                                          1,139,585
      49,300   XM Satellite Radio Holdings, Inc.(b,c)                                                           1,345,397
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                   146,728,219
=========================================================================================================================

Consumer Staples (1.1%)
-------------------------------------------------------------------------------------------------------------------------
      12,800   Coca-Cola Bottling Company Consolidated                                                            740,992
      25,500   Constellation Brands, Inc.(b,c)                                                                    946,815
      29,500   Dean Foods Company(b)                                                                            1,100,645
      33,700   Estee Lauder Companies                                                                           1,643,886
      32,100   NBTY, Inc.(b)                                                                                      943,419
      68,000   Ralcorp Holdings, Inc.(b)                                                                        2,393,600
      20,650   Whole Foods Market, Inc.(c)                                                                      1,971,042
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                           9,740,399
=========================================================================================================================

Energy (5.3%)
-------------------------------------------------------------------------------------------------------------------------
      30,606   Apache Corporation                                                                               1,332,891
     105,620   BJ Services Company(b)                                                                           4,841,621
      95,400   Chesapeake Energy Corporation                                                                    1,404,288
      61,300   Cooper Cameron Corporation(b)                                                                    2,985,310
     113,200   ENSCO International, Inc.                                                                        3,294,120
      27,000   EOG Resources, Inc.                                                                              1,612,170
      14,600   Murphy Oil Corporation(c)                                                                        1,076,020
      93,700   Nabors Industries, Ltd.(b)                                                                       4,237,114
      39,700   National-Oilwell, Inc.(b)                                                                        1,250,153
      55,700   Newfield Exploration Company(b)                                                                  3,104,718
      64,000   Noble Corporation(b)                                                                             2,424,960
      78,900   Patterson-UTI Energy, Inc.(c)                                                                    2,636,049
      27,300   Quicksilver Resources, Inc.(b,c)                                                                 1,831,011
      52,080   Smith International, Inc.(b)                                                                     2,903,981
      44,300   Southwestern Energy Company(b)                                                                   1,270,081
      65,900   St. Mary Land & Exploration Company(c)                                                           2,349,335
      43,700   Ultra Petroleum Corporation(b)                                                                   1,631,321
      25,740   Weatherford International, Ltd.(b)                                                               1,157,785
     193,900   Williams Companies, Inc.                                                                         2,307,410
     106,291   XTO Energy, Inc.                                                                                 3,166,409
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    46,816,747
=========================================================================================================================

Financials (6.8%)
-------------------------------------------------------------------------------------------------------------------------
      21,250   Affiliated Managers Group, Inc.(c)                                                               1,070,362
      22,200   Ambac Financial Group, Inc.                                                                      1,630,368
     192,500   Ameritrade Holding Corporation(b)                                                                2,184,875
     137,250   Apollo Investment Corporation(b)                                                                 1,889,932
      31,100   Bear Stearns Companies, Inc.                                                                     2,622,041
      16,200   Capital One Financial Corporation(c)                                                             1,107,756
      66,000   CapitalSource, Inc.(b)                                                                           1,613,700
      14,200   Chicago Mercantile Exchange(c)                                                                   2,050,054
      73,800   CIT Group, Inc.                                                                                  2,825,802
      13,700   Countrywide Financial Corporation                                                                  962,425
     139,600   E*TRADE Group, Inc.(b)                                                                           1,556,540
      89,000   East West Bancorp, Inc.                                                                          2,732,300
      24,800   Eaton Vance Corporation                                                                            947,608
      17,700   Everest Re Group, Ltd.                                                                           1,422,372
      41,725   First Financial Bankshares, Inc.(c)                                                              1,749,529
      51,600   First Horizon National Corporation                                                               2,346,252
     119,600   Investors Financial Services Corporation(c)                                                      5,212,168
      42,500   Legg Mason, Inc.(c)                                                                              3,867,925
      67,000   MB Financial, Inc.(c)                                                                            2,466,270
      27,700   Moody's Corporation                                                                              1,791,082
      59,999   New York Community Bancorp, Inc.(c)                                                              1,177,780
     117,000   Ohio Casualty Corporation(b,c)                                                                   2,355,210
      68,400   Providian Financial Corporation(b)                                                               1,003,428
      28,900   SEI Investments Company                                                                            839,256
      63,000   Silicon Valley Bancshares(b)                                                                     2,497,950
     145,100   Sovereign Bancorp, Inc.(c)                                                                       3,206,710
      28,400   T. Rowe Price Group, Inc.                                                                        1,431,360
      58,400   TCF Financial Corporation(c)                                                                     3,390,120
      37,600   Willis Group Holdings, Ltd.(c)                                                                   1,408,120
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                59,359,295
=========================================================================================================================

Health Care (16.6%)
-------------------------------------------------------------------------------------------------------------------------
     180,200   Abgenix, Inc.(b,c)                                                                               2,111,944
      23,400   Aetna, Inc.                                                                                      1,989,000
     140,000   Alkermes, Inc.(b,c)                                                                              1,904,000
      28,100   Allergan, Inc.(c)                                                                                2,515,512
      50,900   AMERIGROUP Corporation(b)                                                                        2,504,280
      50,100   Amylin Pharmaceuticals, Inc.(b,c)                                                                1,142,280
      18,102   Anthem, Inc.(b,c)                                                                                1,621,215
      58,625   Barr Pharmaceuticals, Inc.                                                                       1,975,662
      62,920   Biogen Idec, Inc.(b,c)                                                                           3,979,690
      68,367   Biomet, Inc.                                                                                     3,038,229
      35,800   Biosite Diagnostics, Inc.(b,c)                                                                   1,608,136
      22,800   Boston Scientific Corporation                                                                      975,840
     100,300   Bruker BioSciences Corporation(b)                                                                  488,461
      85,000   C.R. Bard, Inc.                                                                                  4,815,250
     239,300   Caliper Life Sciences, Inc.(b)                                                                   1,112,745
     215,190   Caremark Rx, Inc.(b)                                                                             7,088,359
      43,300   Celgene Corporation(b,c)                                                                         2,479,358
      26,800   Cephalon, Inc.(b,c)                                                                              1,447,200
      25,400   Charles River Laboratories International, Inc.(b)                                                1,241,298
      33,100   CIGNA Corporation                                                                                2,277,611
      47,300   Community Health Systems, Inc.(b)                                                                1,266,221
      47,500   Coventry Health Care, Inc.                                                                       2,322,750
      96,600   Cytyc Corporation(b)                                                                             2,450,742
      59,850   DaVita, Inc.                                                                                     1,845,176
      66,800   Dentsply International, Inc.                                                                     3,480,280
      49,600   Eclipsys Corporation(b)                                                                            756,896
     168,800   Elan Corporation plc ADR(b,c)                                                                    4,176,112
      27,500   Endo Pharmaceutical Holdings, Inc.(b,c)                                                            644,875
      15,300   Express Scripts, Inc.(b)                                                                         1,212,219
      60,600   Fisher Scientific International, Inc.(b,c)                                                       3,499,650
      35,700   Gen-Probe, Inc.                                                                                  1,689,324
      24,000   Genzyme Corporation(b)                                                                           1,135,920
      94,300   Gilead Sciences, Inc.(b)                                                                         6,318,100
      70,575   Health Management Associates, Inc.                                                               1,582,292
      23,500   Henry Schein, Inc.(b)                                                                            1,483,790
      30,300   Inamed Corporation                                                                               1,904,355
      53,300   Invitrogen Corporation(b,c)                                                                      3,837,067
     139,900   IVAX Corporation(b)                                                                              3,356,201
      41,000   Kinetic Concepts, Inc.(b)                                                                        2,045,900
      91,300   Kyphon, Inc.(b)                                                                                  2,572,834
      28,300   Laboratory Corporation of America Holdings(b)                                                    1,123,510
      81,100   Lexicon Genetics, Inc.(b)                                                                          635,824
      36,900   Manor Care, Inc.                                                                                 1,205,892
      80,700   McKesson Corporation                                                                             2,770,431
      83,000   Medicis Pharmaceutical Corporation(c)                                                            3,315,850
      51,600   MedImmune, Inc.(b)                                                                               1,207,440
      61,800   Millennium Pharmaceuticals, Inc.(b,c)                                                              852,840
      16,000   Millipore Corporation(b)                                                                           901,920
      49,100   Mylan Laboratories, Inc.(c)                                                                        994,275
      26,600   Neurocrine Biosciences, Inc.(b,c)                                                                1,379,210
      69,800   Omnicare, Inc.                                                                                   2,988,138
      39,000   PacifiCare Health Systems, Inc.(c)                                                               1,507,740
      20,400   Patterson Dental Companies, Inc.(b,c)                                                            1,560,396
      72,200   Pharmaceutical Product Development, Inc.(b)                                                      2,293,794
      49,200   Protein Design Labs, Inc.(b,c)                                                                     941,196
      12,300   Quest Diagnostics, Inc.(c)                                                                       1,044,885
      22,300   ResMed, Inc.(b,c)                                                                                1,136,408
      29,500   Sepracor, Inc.(b,c)                                                                              1,560,550
      37,400   St. Jude Medical, Inc.(b)                                                                        2,829,310
      71,600   Techne Corporation(b,c)                                                                          3,111,020
      90,900   Tercica, Inc.(b,c)                                                                                 743,562
      24,600   Teva Pharmaceutical Industries, Ltd.(c)                                                          1,655,334
      82,000   Triad Hospitals, Inc.(b)                                                                         3,052,860
      47,900   Varian Medical Systems, Inc.(b)                                                                  3,800,865
      33,700   Watson Pharmaceuticals, Inc.(b)                                                                    906,530
     272,500   WebMD Corporation(b,c)                                                                           2,539,700
      12,750   WellCare Health Plans, Incorporated(b,e)                                                           216,750
       8,000   WellPoint Health Networks, Inc.(b)                                                                 896,080
      53,200   Zimmer Holdings, Inc.(b)                                                                         4,692,240
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                              145,761,324
=========================================================================================================================

Industrials (9.3%)
-------------------------------------------------------------------------------------------------------------------------
      16,350   Alliant Techsystems, Inc.(b)                                                                     1,035,609
     209,100   Allied Waste Industries, Inc.(b)                                                                 2,755,938
      67,400   American Power Conversion Corporation(c)                                                         1,324,410
      43,200   American Standard Companies, Inc.                                                                1,741,392
      29,050   Apollo Group, Inc. (University of Phoenix
               Online)(b,c)                                                                                     2,564,824
      11,500   Apollo Group, Inc. (University of Phoenix Online)                                                1,007,285
      99,300   C.H. Robinson Worldwide, Inc.(c)                                                                 4,551,912
      78,300   Career Education Corporation                                                                     3,567,348
      45,700   ChoicePoint, Inc.(b)                                                                             2,086,662
      73,900   Cintas Corporation                                                                               3,522,813
      72,300   Corinthian Colleges, Inc.                                                                        1,788,702
      56,300   Corporate Executive Board Company(c)                                                             3,253,577
      50,800   Danaher Corporation                                                                              2,633,980
      17,500   Dun & Bradstreet Corporation(b)                                                                    943,425
      40,100   Education Management Corporation                                                                 1,317,686
      57,760   Expeditors International of Washington, Inc.(c)                                                  2,853,922
      90,100   Fastenal Company(c)                                                                              5,120,383
     102,900   Flowserve Corporation(b)                                                                         2,566,326
      91,600   Goodrich Corporation                                                                             2,961,428
      45,300   Hughes Supply, Inc.                                                                              2,669,529
      27,600   ITT Educational Services, Inc.(b)                                                                1,049,352
      11,700   ITT Industries, Inc.                                                                               971,100
      55,300   J.B. Hunt Transport Services, Inc.                                                               2,133,474
      30,100   Jacobs Engineering Group, Inc.(b,c)                                                              1,185,338
      34,400   JetBlue Airways Corporation(c)                                                                   1,010,672
      65,800   L-3 Communications Holdings, Inc.(c)                                                             4,395,440
      50,000   Manpower, Inc.                                                                                   2,538,500
      85,100   Monster Worldwide, Inc.(b,c)                                                                     2,188,772
      56,100   MSC Industrial Direct Company, Inc.                                                              1,842,324
      95,100   Norfolk Southern Corporation                                                                     2,522,052
     138,900   Robert Half International, Inc.(c)                                                               4,135,053
      44,800   Rockwell Automation, Inc.                                                                        1,680,448
      49,500   Stericycle, Inc.(b)                                                                              2,561,130
      72,100   United Defense Industries, Inc.(b)                                                               2,523,500
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                               81,004,306
=========================================================================================================================

Information Technology (25.9%)
-------------------------------------------------------------------------------------------------------------------------
     373,900   3Com Corporation(b)                                                                              2,336,875
      62,400   Adobe Systems, Inc.                                                                              2,901,600
      46,800   ADTRAN, Inc.                                                                                     1,561,716
      79,700   Advent Software, Inc.(b,c)                                                                       1,440,179
      46,300   Affiliated Computer Services, Inc.(b,c)                                                          2,451,122
     339,500   Agere Systems, Inc.(b,c)                                                                           780,850
      34,100   Agilent Technologies, Inc.(b)                                                                      998,448
     182,900   Akamai Technologies, Inc.(b)                                                                     3,283,055
      64,300   Alliance Data Systems Corporation(b)                                                             2,716,675
     200,800   Altera Corporation(b)                                                                            4,461,776
      93,500   Amdocs, Ltd.(b,c)                                                                                2,190,705
      59,500   Amphenol Corporation                                                                             1,982,540
     177,500   Andrew Corporation(b,c)                                                                          3,551,775
      56,400   Ask Jeeves, Inc.(b,c)                                                                            2,201,292
     190,800   ASML Holding NV ADR(b,c)                                                                         3,264,588
     150,300   Avaya, Inc.(b,c)                                                                                 2,373,237
      98,200   Avici Systems, Inc.(b,c)                                                                         1,276,944
      28,700   Avocent Corporation(b)                                                                           1,054,438
     200,500   Axcelis Technologies, Inc.(b,c)                                                                  2,494,220
     127,800   BEA Systems, Inc.(b)                                                                             1,050,516
     273,000   Borland Software Corporation(b,c)                                                                2,317,770
     134,000   Broadcom Corporation(b,c)                                                                        6,267,180
      46,300   CDW Corporation                                                                                  2,952,088
     124,000   Check Point Software Technologies, Ltd.(b,c)                                                     3,346,760
      48,600   CheckFree Corporation(b)                                                                         1,458,000
      87,100   Citrix Systems, Inc.(b)                                                                          1,773,356
     202,050   Cognizant Technology Solutions Corporation                                                       5,134,090
      52,000   Cognos, Inc.(b)                                                                                  1,880,320
     253,500   Comverse Technology, Inc.(b)                                                                     5,054,790
     371,900   Corning, Inc.(b,c)                                                                               4,857,014
     103,000   Cree, Inc.(b,c)                                                                                  2,397,840
      30,100   Cymer, Inc.(b,c)                                                                                 1,126,944
     128,800   Cypress Semiconductor Corporation(b,c)                                                           1,827,672
      88,600   DST Systems, Inc.(b,c)                                                                           4,260,774
      75,400   Electronic Arts, Inc.                                                                            4,113,070
      89,700   Electronics for Imaging, Inc.(b)                                                                 2,534,922
      67,300   Emulex Corporation(b,c)                                                                            963,063
      49,350   Fair Isaac Corporation                                                                           1,647,303
      63,700   Fairchild Semiconductor International, Inc.(b)                                                   1,042,769
      85,365   Fiserv, Inc.(b)                                                                                  3,319,845
     102,500   Flextronics International, Ltd.(b,c)                                                             1,634,875
      23,500   FLIR Systems, Inc.(b)                                                                            1,290,150
     115,300   Foundry Networks, Inc.(b)                                                                        1,622,271
      21,000   Global Payments, Inc.                                                                              945,420
      74,200   Hyperion Solutions Corporation(b,c)                                                              3,244,024
      58,600   Integrated Circuit Systems, Inc.(b,c)                                                            1,591,576
      24,800   International Rectifier Corporation(b)                                                           1,027,216
     121,700   Intersil Corporation(c)                                                                          2,636,022
      37,000   Intuit, Inc.(b)                                                                                  1,427,460
      27,700   Iron Mountain, Inc.(b,c)                                                                         1,336,802
     100,400   Jabil Circuit, Inc.(b)                                                                           2,528,072
     545,100   JDS Uniphase Corporation(b,c)                                                                    2,065,929
     141,446   Juniper Networks, Inc.(b,c)                                                                      3,475,328
      42,240   KLA-Tencor Corporation(b,c)                                                                      2,085,811
      34,900   Kronos, Inc.(c)                                                                                  1,437,880
     104,000   Lam Research Corporation(b,c)                                                                    2,787,200
      28,000   Lexmark International, Inc.(b)                                                                   2,702,840
      27,800   Linear Technology Corporation                                                                    1,097,266
     104,500   Macromedia, Inc.(b)                                                                              2,565,475
     121,000   Marvell Technology Group, Ltd.(c)                                                                3,230,700
      57,640   Maxim Integrated Products, Inc.(c)                                                               3,021,489
     111,000   McAfee, Inc.(b,c)                                                                                2,012,430
     119,700   Mercury Interactive Corporation(b,c)                                                             5,964,651
     121,490   Microchip Technology, Inc.                                                                       3,831,795
     141,200   National Semiconductor Corporation(c)                                                            3,104,988
     181,344   NetIQ Corporation(b)                                                                             2,393,741
     148,600   Network Appliance, Inc.(b,c)                                                                     3,199,358
      53,870   Novellus Systems, Inc.(b)                                                                        1,693,673
      48,800   NVIDIA Corporation(b)                                                                            1,000,400
     106,100   OSI Systems, Inc.(b,c)                                                                           2,114,573
      49,600   Palmone, Inc.(b,c)                                                                               1,724,592
      52,600   PeopleSoft, Inc.(b)                                                                                973,100
      54,000   PerkinElmer, Inc.                                                                                1,082,160
      67,300   PMC-Sierra, Inc.(b)                                                                                965,755
      96,500   Polycom, Inc.(b,c)                                                                               2,162,565
      46,000   QLogic Corporation(b,c)                                                                          1,223,140
      67,700   Red Hat, Inc.(b)                                                                                 1,555,069
      96,000   Sabre Holdings Corporation                                                                       2,660,160
      53,600   SanDisk Corporation(c)                                                                           1,162,584
      40,700   Semtech Corporation(b)                                                                             958,078
     131,000   Siebel Systems, Inc.(b)                                                                          1,399,080
      21,600   Silicon Laboratories, Inc.(b,c)                                                                  1,001,160
     302,600   Skyworks Solutions, Inc.(b,c)                                                                    2,641,698
      60,060   SunGard Data Systems, Inc.(b)                                                                    1,561,560
     131,800   Symantec Corporation                                                                             5,770,204
      59,500   Symbol Technologies, Inc.                                                                          877,030
      56,900   Synopsys, Inc.                                                                                   1,617,667
     104,700   Tektronix, Inc.                                                                                  3,561,894
      38,300   Teradyne, Inc.(b,c)                                                                                869,410
      33,800   Thermo Electron Corporation(b)                                                                   1,039,012
      28,200   UTStarcom, Inc.(b,c)                                                                               853,050
      60,300   Varian, Inc.(b)                                                                                  2,541,645
     190,500   VeriSign, Inc.(b,c)                                                                              3,790,950
      69,500   VERITAS Software Corporation(b)                                                                  1,925,150
      78,500   Vishay Intertechnology, Inc.(b,c)                                                                1,458,530
      32,300   Waters Corporation(b)                                                                            1,543,294
      35,200   Websense, Inc.(b)                                                                                1,310,496
     107,900   Wind River Systems, Inc.(b,c)                                                                    1,268,904
      51,220   Xilinx, Inc.                                                                                     1,706,138
      39,400   Yahoo!, Inc.                                                                                     1,431,402
      28,150   Zebra Technologies Corporation                                                                   2,449,050
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                   226,802,063
=========================================================================================================================

Materials (1.5%)
-------------------------------------------------------------------------------------------------------------------------
     266,700   Crown Holdings, Inc.(b)                                                                          2,658,999
      99,700   Ecolab, Inc.                                                                                     3,160,490
      30,300   Freeport-McMoRan Copper & Gold, Inc.                                                             1,004,445
     138,600   Millennium Chemicals, Inc.                                                                       2,400,552
     113,000   Packaging Corporation of America                                                                 2,700,700
      24,100   Peabody Energy Corporation                                                                       1,349,359
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                 13,274,545
=========================================================================================================================

Utilities (0.3%)
-------------------------------------------------------------------------------------------------------------------------
      48,300   Equitable Resources, Inc.(c)                                                                     2,497,593
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  2,497,593
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $664,062,406)                                                         746,400,961
=========================================================================================================================
   Principal
      Amount   Long-Term Fixed Income(f)                                Interest Rate(g)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
         $97   Timco Aviation Services, Inc., Payment-in-Kind                   8.000%         1/2/2007               $10
-------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income (cost $96)                                                                 10
=========================================================================================================================
   Principal
      Amount   Collateral Held for Securities Loaned (13.2%)            Interest Rate(g)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  $1,921,266   BNP Paribas Letter of Credit                                     0.015%       10/21/2004        $1,921,266
 113,195,245   State Street Navigator Securities Lending Prime
               Portfolio                                                        1.230               N/A       113,195,245
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned
               (cost $115,116,511)                                                                            115,116,511
=========================================================================================================================
   Principal
      Amount   Short-Term Investments (1.6%)                            Interest Rate(g)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
 $13,660,000   New Center Asset Trust                                           1.460%         7/1/2004       $13,660,000
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                13,660,000
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $792,839,013)                                                         $875,177,482
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as
    discussed in item 2(L) of the Notes to Financial
    Statements.

(d) Earmarked as collateral for long settling trades as
    discussed in the notes to the financial statements.

(e) Denotes investments purchased on a when-issued basis.

(f) The market value of the denoted categories of
    investments represents less than 0.1% of the total
    investments of the Mid Cap Growth Portfolio.

(g) The interest rate shown reflects the coupon rate,
    yield or, for securities purchased at a discount, the
    discount rate at the date of purchase.

(h) Miscellaneous footnote:
    ADR -- American Depository Receipts, which are certificates for shares of an underlying foreign security's shares held by an issuing U.S. depository bank.

The accompanying notes to the financial statements
are an integral part of this schedule.

Mid Cap Growth Portfolio II
Schedule of Investments as of June 30, 2004 (unaudited)(a)

      Shares   Common Stock (88.3%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Communications Services (1.7%)
-------------------------------------------------------------------------------------------------------------------------
       4,920   American Tower Corporation(b,c)                                                                    $74,784
       4,540   Crown Castle International Corporation(b)                                                           66,965
       3,100   Nextel Communications, Inc.(b)                                                                      82,646
      14,900   Nextel Partners, Inc.(b,c)                                                                         237,208
       2,300   NII Holdings, Inc.(c)                                                                               77,487
       5,100   Western Wireless Corporation(b)                                                                    147,441
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                      686,531
=========================================================================================================================

Consumer Discretionary (17.5%)
-------------------------------------------------------------------------------------------------------------------------
       4,500   Abercrombie & Fitch Company                                                                        174,375
       2,300   Advance Auto Parts, Inc.                                                                           101,614
       1,900   Applebee's International, Inc.                                                                      43,738
       3,700   Autoliv, Inc.                                                                                      156,140
       1,600   Bed Bath & Beyond, Inc.(b)                                                                          61,520
       2,600   Best Buy Company, Inc.                                                                             131,924
       1,300   Brunswick Corporation                                                                               53,040
       5,000   Charlotte Russe Holding, Inc.(b)                                                                   106,900
      26,200   Charter Communications, Inc.(b,c)                                                                  102,704
       2,250   Cheesecake Factory, Inc.(b)                                                                         89,528
       5,500   Chico's FAS, Inc.(b)                                                                               248,380
       2,500   Citadel Broadcasting Company(b)                                                                     36,425
       6,270   Coach, Inc.                                                                                        283,341
       2,200   Cox Radio, Inc.(b)                                                                                  38,236
       1,900   D.R. Horton, Inc.                                                                                   53,960
       4,100   Dollar Tree Stores, Inc.(b)                                                                        112,463
       2,400   Dow Jones & Company, Inc.                                                                          108,240
         700   E.W. Scripps Company(d)                                                                             73,500
         800   eBay, Inc.                                                                                          73,560
       1,730   Entercom Communications Corporation(b)                                                              64,529
       2,600   Foot Locker, Inc.                                                                                   63,284
         700   Fortune Brands, Inc.                                                                                52,801
       3,300   Gentex Corporation                                                                                 130,944
       2,290   Getty Images, Inc.(b)                                                                              137,400
       2,200   GTECH Holdings Corporation                                                                         101,882
       1,800   Harman International Industries, Inc.                                                              163,800
         800   Harrah's Entertainment, Inc.                                                                        43,280
       8,100   Hilton Hotels Corporation                                                                          151,146
       1,558   InterActiveCorp(b)                                                                                  46,958
       5,490   International Game Technology                                                                      211,914
       1,700   Kmart Holding Corporation(b,c)                                                                     122,060
       2,000   Lamar Advertising Company(b)                                                                        86,700
       1,300   Lennar Corporation                                                                                  58,136
       5,400   Limited Brands, Inc.                                                                               100,980
       1,600   Linens 'n Things, Inc.(b)                                                                           46,896
       9,800   Marvel Enterprises, Inc.(c)                                                                        191,296
       6,800   Mattel, Inc.                                                                                       124,100
       1,500   Michaels Stores, Inc.                                                                               82,500
         700   Mohawk Industries, Inc.(b)                                                                          51,331
       1,400   Nordstrom, Inc.                                                                                     59,654
       1,303   NTL, Inc.(b)                                                                                        75,079
       1,410   Outback Steakhouse, Inc.                                                                            58,318
       1,080   P.F. Chang's China Bistro, Inc.(b,c)                                                                44,442
       2,960   Pacific Sunwear of California, Inc.                                                                 57,927
       4,400   Petco Animal Supplies, Inc.(b)                                                                     141,724
       8,730   PETsMART, Inc.                                                                                     283,288
       3,750   Ross Stores, Inc.                                                                                  100,350
       6,640   Royal Caribbean Cruises, Ltd.(c)                                                                   288,242
       1,650   Sonic Corporation                                                                                   37,538
      10,100   Staples, Inc.                                                                                      296,031
       4,500   Starbucks Corporation(b)                                                                           195,660
       3,900   Starwood Hotels & Resorts Worldwide, Inc.                                                          174,915
       2,700   Station Casinos, Inc.                                                                              130,680
       3,100   Tempur-Pedic International(b)                                                                       43,431
       1,720   Tiffany & Company                                                                                   63,382
       1,200   Timberland Company(b)                                                                               77,508
       2,400   TJX Companies, Inc.                                                                                 57,936
       4,900   Univision Communications, Inc.(b)                                                                  156,457
       5,700   Warnaco Group, Inc.(b)                                                                             121,239
       1,700   Weight Watchers International, Inc.(b,c)                                                            66,538
       1,100   Wendy's International, Inc.                                                                         38,324
       3,530   Westwood One, Inc.(b)                                                                               84,014
       3,900   Williams-Sonoma, Inc.(b)                                                                           128,544
       1,400   Wynn Resorts, Ltd.(b,c)                                                                             54,082
       2,300   XM Satellite Radio Holdings, Inc.(b,c)                                                              62,767
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                     6,979,595
=========================================================================================================================

Consumer Staples (1.1%)
-------------------------------------------------------------------------------------------------------------------------
       1,200   Constellation Brands, Inc.(b)                                                                       44,556
       1,400   Dean Foods Company(b)                                                                               52,234
       1,600   Estee Lauder Companies                                                                              78,048
       1,500   NBTY, Inc.(b)                                                                                       44,085
       3,200   Ralcorp Holdings, Inc.(b)                                                                          112,640
       1,000   Whole Foods Market, Inc.                                                                            95,450
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                             427,013
=========================================================================================================================

Energy (5.5%)
-------------------------------------------------------------------------------------------------------------------------
       1,400   Apache Corporation                                                                                  60,970
       4,980   BJ Services Company(b)                                                                             228,283
       4,500   Chesapeake Energy Corporation                                                                       66,240
       2,900   Cooper Cameron Corporation(b)                                                                      141,230
       5,400   ENSCO International, Inc.                                                                          157,140
       1,300   EOG Resources, Inc.                                                                                 77,623
         700   Murphy Oil Corporation                                                                              51,590
       4,400   Nabors Industries, Ltd.(b)                                                                         198,968
       1,900   National-Oilwell, Inc.(b)                                                                           59,831
       2,600   Newfield Exploration Company(b)                                                                    144,924
       3,200   Noble Corporation(b)                                                                               121,248
       3,700   Patterson-UTI Energy, Inc.                                                                         123,617
       1,200   Quicksilver Resources, Inc.(b,c)                                                                    80,484
       2,440   Smith International, Inc.(b)                                                                       136,054
       2,100   Southwestern Energy Company(b)                                                                      60,207
       2,900   St. Mary Land & Exploration Company                                                                103,385
       2,100   Ultra Petroleum Corporation(b)                                                                      78,393
       1,200   Weatherford International, Ltd.(b)                                                                  53,976
       9,200   Williams Companies, Inc.                                                                           109,480
       5,000   XTO Energy, Inc.                                                                                   148,950
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     2,202,593
=========================================================================================================================

Financials (6.9%)
-------------------------------------------------------------------------------------------------------------------------
         990   Affiliated Managers Group, Inc.(c)                                                                  49,866
       1,100   Ambac Financial Group, Inc.                                                                         80,784
       9,110   Ameritrade Holding Corporation(b)                                                                  103,398
       4,400   Apollo Investment Corporation(b)                                                                    60,588
       1,500   Bear Stearns Companies, Inc.                                                                       126,465
         800   Capital One Financial Corporation                                                                   54,704
       3,100   CapitalSource, Inc.(b,c)                                                                            75,795
         700   Chicago Mercantile Exchange(c)                                                                     101,059
       3,500   CIT Group, Inc.                                                                                    134,015
         750   Countrywide Financial Corporation                                                                   52,688
       7,000   E*TRADE Group, Inc.(b)                                                                              78,050
       4,200   East West Bancorp, Inc.                                                                            128,940
       1,200   Eaton Vance Corporation                                                                             45,852
         800   Everest Re Group, Ltd.                                                                              64,288
       2,400   First Horizon National Corporation                                                                 109,128
       5,670   Investors Financial Services Corporation(c)                                                        247,099
       2,030   Legg Mason, Inc.                                                                                   184,750
       3,200   MB Financial, Inc.                                                                                 117,792
       1,300   Moody's Corporation                                                                                 84,058
       2,800   New York Community Bancorp, Inc.(c)                                                                 54,964
       5,500   Ohio Casualty Corporation(b)                                                                       110,715
       3,200   Providian Financial Corporation(b)                                                                  46,944
       1,400   SEI Investments Company                                                                             40,656
       3,000   Silicon Valley Bancshares(b)                                                                       118,950
       6,900   Sovereign Bancorp, Inc.                                                                            152,490
       1,400   T. Rowe Price Group, Inc.                                                                           70,560
       2,800   TCF Financial Corporation                                                                          162,540
       1,800   Willis Group Holdings, Ltd.                                                                         67,410
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                 2,724,548
=========================================================================================================================

Health Care (17.2%)
-------------------------------------------------------------------------------------------------------------------------
       8,500   Abgenix, Inc.(b)                                                                                    99,620
       1,100   Aetna, Inc.                                                                                         93,500
       6,600   Alkermes, Inc.(b,c)                                                                                 89,760
       1,310   Allergan, Inc.                                                                                     117,271
       2,400   AMERIGROUP Corporation(b)                                                                          118,080
       2,400   Amylin Pharmaceuticals, Inc.(b,c)                                                                   54,720
         900   Anthem, Inc.(b)                                                                                     80,604
       2,750   Barr Pharmaceuticals, Inc.                                                                          92,675
       2,960   Biogen Idec, Inc.(b)                                                                               187,220
       3,200   Biomet, Inc.                                                                                       142,208
       1,700   Biosite Diagnostics, Inc.(b,c)                                                                      76,364
       1,100   Boston Scientific Corporation                                                                       47,080
       4,080   C.R. Bard, Inc.                                                                                    231,132
       8,500   Caliper Life Sciences, Inc.(b)                                                                      39,525
      10,235   Caremark Rx, Inc.(b)                                                                               337,138
       2,000   Celgene Corporation(b)                                                                             114,520
       1,300   Cephalon, Inc.(b,c)                                                                                 70,200
       1,200   Charles River Laboratories International, Inc.(b)                                                   58,644
       1,600   CIGNA Corporation                                                                                  110,096
       2,200   Community Health Systems, Inc.(b)                                                                   58,894
       2,200   Coventry Health Care, Inc.                                                                         107,580
       4,540   Cytyc Corporation(b)                                                                               115,180
       2,850   DaVita, Inc.                                                                                        87,866
       3,180   Dentsply International, Inc.                                                                       165,678
       2,300   Eclipsys Corporation(b)                                                                             35,098
       8,000   Elan Corporation plc ADR(b,c)                                                                      197,920
       1,400   Endo Pharmaceutical Holdings, Inc.(b)                                                               32,830
         700   Express Scripts, Inc.(b)                                                                            55,461
       2,880   Fisher Scientific International, Inc.(b)                                                           166,320
       1,700   Gen-Probe, Inc.                                                                                     80,444
       1,140   Genzyme Corporation(b)                                                                              53,956
       4,480   Gilead Sciences, Inc.(b)                                                                           300,160
       3,300   Health Management Associates, Inc.                                                                  73,986
       1,100   Henry Schein, Inc.(b)                                                                               69,454
       1,400   Inamed Corporation                                                                                  87,990
       2,510   Invitrogen Corporation(b)                                                                          180,695
       6,600   IVAX Corporation(b)                                                                                158,334
       1,900   Kinetic Concepts, Inc.(b)                                                                           94,810
       4,300   Kyphon, Inc.(b)                                                                                    121,174
       1,500   Laboratory Corporation of America Holdings(b)                                                       59,550
       1,700   Manor Care, Inc.                                                                                    55,556
       3,800   McKesson Corporation                                                                               130,454
       3,930   Medicis Pharmaceutical Corporation(c)                                                              157,004
       2,550   MedImmune, Inc.(b)                                                                                  59,670
       2,900   Millennium Pharmaceuticals, Inc.(b)                                                                 40,020
         730   Millipore Corporation(b)                                                                            41,150
       2,300   Mylan Laboratories, Inc.                                                                            46,575
       1,240   Neurocrine Biosciences, Inc.(b)                                                                     64,294
       3,300   Omnicare, Inc.                                                                                     141,273
       1,800   PacifiCare Health Systems, Inc.(c)                                                                  69,588
       1,000   Patterson Dental Companies, Inc.(b)                                                                 76,490
       3,400   Pharmaceutical Product Development, Inc.(b)                                                        108,018
       2,300   Protein Design Labs, Inc.(b)                                                                        43,999
         600   Quest Diagnostics, Inc.                                                                             50,970
       1,100   ResMed, Inc.(b)                                                                                     56,056
       1,400   Sepracor, Inc.(b,c)                                                                                 74,060
       1,800   St. Jude Medical, Inc.(b)                                                                          136,170
       3,400   Techne Corporation(b)                                                                              147,730
       4,300   Tercica, Inc.(b,c)                                                                                  35,174
       1,200   Teva Pharmaceutical Industries, Ltd.                                                                80,748
       3,900   Triad Hospitals, Inc.(b)                                                                           145,197
       2,400   Varian Medical Systems, Inc.(b)                                                                    190,440
       1,600   Watson Pharmaceuticals, Inc.(b)                                                                     43,040
      12,900   WebMD Corporation(b,c)                                                                             120,228
         700   WellCare Health Plans, Inc. (b, e)                                                                  11,900
         400   WellPoint Health Networks, Inc.(b)                                                                  44,804
       2,600   Zimmer Holdings, Inc.(b)                                                                           229,320
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                                6,863,665
=========================================================================================================================

Industrials (9.6%)
-------------------------------------------------------------------------------------------------------------------------
         800   Alliant Techsystems, Inc.(b)                                                                        50,672
       9,900   Allied Waste Industries, Inc.(b)                                                                   130,482
       3,200   American Power Conversion Corporation                                                               62,880
       2,030   American Standard Companies, Inc.                                                                   81,829
       1,400   Apollo Group, Inc. (University of Phoenix Online)                                                  123,606
         500   Apollo Group, Inc. (University of Phoenix Online)                                                   43,795
       4,700   C.H. Robinson Worldwide, Inc.                                                                      215,448
       3,720   Career Education Corporation                                                                       169,483
       2,100   ChoicePoint, Inc.(b)                                                                                95,886
       3,500   Cintas Corporation                                                                                 166,845
       3,380   Corinthian Colleges, Inc.                                                                           83,621
       2,450   Corporate Executive Board Company                                                                  141,586
       2,500   Danaher Corporation                                                                                129,625
         800   Dun & Bradstreet Corporation(b)                                                                     43,128
       1,900   Education Management Corporation                                                                    62,434
       2,750   Expeditors International of Washington, Inc.(c)                                                    135,878
       4,300   Fastenal Company                                                                                   244,369
       4,800   Flowserve Corporation(b)                                                                           119,712
       4,300   Goodrich Corporation                                                                               139,019
       2,100   Hughes Supply, Inc.                                                                                123,753
       1,300   ITT Educational Services, Inc.(b)                                                                   49,426
         600   ITT Industries, Inc.                                                                                49,800
       2,600   J.B. Hunt Transport Services, Inc.                                                                 100,308
       1,400   Jacobs Engineering Group, Inc.(b)                                                                   55,132
       1,600   JetBlue Airways Corporation(c)                                                                      47,008
       3,100   L-3 Communications Holdings, Inc.                                                                  207,080
       2,320   Manpower, Inc.                                                                                     117,786
       4,060   Monster Worldwide, Inc.(b)                                                                         104,423
       2,700   MSC Industrial Direct Company, Inc.                                                                 88,668
       4,500   Norfolk Southern Corporation                                                                       119,340
       6,620   Robert Half International, Inc.                                                                    197,077
       2,150   Rockwell Automation, Inc.                                                                           80,646
       2,300   Stericycle, Inc.(b)                                                                                119,002
       3,400   United Defense Industries, Inc.(b)                                                                 119,000
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                                3,818,747
=========================================================================================================================

Information Technology (26.9%)
-------------------------------------------------------------------------------------------------------------------------
      18,600   3Com Corporation(b)                                                                                116,250
       3,000   Adobe Systems, Inc.                                                                                139,500
       2,100   ADTRAN, Inc.                                                                                        70,077
       3,800   Advent Software, Inc.(b)                                                                            68,666
       2,300   Affiliated Computer Services, Inc.(b)                                                              121,762
      17,000   Agere Systems, Inc.(b)                                                                              39,100
       1,700   Agilent Technologies, Inc.(b)                                                                       49,776
       8,600   Akamai Technologies, Inc.(b,c)                                                                     154,370
       3,020   Alliance Data Systems Corporation(b)                                                               127,595
       9,500   Altera Corporation(b)                                                                              211,090
       4,400   Amdocs, Ltd.(b)                                                                                    103,092
       2,780   Amphenol Corporation                                                                                92,630
       8,400   Andrew Corporation(b)                                                                              168,084
       2,700   Ask Jeeves, Inc.(b,c)                                                                              105,381
       9,000   ASML Holding NV ADR(b)                                                                             153,990
       7,100   Avaya, Inc.(b)                                                                                     112,109
       4,600   Avici Systems, Inc.(b,c)                                                                            59,816
       1,400   Avocent Corporation(b)                                                                              51,436
       9,500   Axcelis Technologies, Inc.(b)                                                                      118,180
       6,390   BEA Systems, Inc.(b)                                                                                52,526
      12,900   Borland Software Corporation(b)                                                                    109,521
       6,300   Broadcom Corporation(b)                                                                            294,651
       2,200   CDW Corporation                                                                                    140,272
       5,900   Check Point Software Technologies, Ltd.(b)                                                         159,241
       1,700   CheckFree Corporation(b)                                                                            51,000
       4,400   Citrix Systems, Inc.(b)                                                                             89,584
       9,600   Cognizant Technology Solutions Corporation                                                         243,936
       2,500   Cognos, Inc.(b)                                                                                     90,400
      12,000   Comverse Technology, Inc.(b)                                                                       239,280
      17,610   Corning, Inc.(b,c)                                                                                 229,987
       4,900   Cree, Inc.(b,c)                                                                                    114,072
       1,440   Cymer, Inc.(b)                                                                                      53,914
       6,100   Cypress Semiconductor Corporation(b,c)                                                              86,559
       4,150   DST Systems, Inc.(b,c)                                                                             199,574
       3,600   Electronic Arts, Inc.                                                                              196,380
       4,200   Electronics for Imaging, Inc.(b)                                                                   118,692
       2,700   Emulex Corporation(b)                                                                               38,637
       2,300   Fair Isaac Corporation(c)                                                                           76,774
       3,000   Fairchild Semiconductor International, Inc.(b)                                                      49,110
       4,100   Fiserv, Inc.(b)                                                                                    159,449
       4,900   Flextronics International, Ltd.(b)                                                                  78,155
       1,100   FLIR Systems, Inc.(b)                                                                               60,390
       3,500   Foundry Networks, Inc.(b)                                                                           49,245
       1,000   Global Payments, Inc.(c)                                                                            45,020
       3,500   Hyperion Solutions Corporation(b)                                                                  153,020
       2,600   Integrated Circuit Systems, Inc.(b)                                                                 70,616
       1,300   International Rectifier Corporation(b)                                                              53,846
       5,800   Intersil Corporation                                                                               125,628
       1,900   Intuit, Inc.(b)                                                                                     73,302
       1,300   Iron Mountain, Inc.(b)                                                                              62,738
       4,900   Jabil Circuit, Inc.(b)                                                                             123,382
      27,300   JDS Uniphase Corporation(b)                                                                        103,467
       6,725   Juniper Networks, Inc.(b)                                                                          165,233
       2,000   KLA-Tencor Corporation(b)                                                                           98,760
       1,700   Kronos, Inc.                                                                                        70,040
       4,300   Lam Research Corporation(b)                                                                        115,240
       1,300   Lexmark International, Inc.(b)                                                                     125,489
       1,300   Linear Technology Corporation                                                                       51,311
       4,900   Macromedia, Inc.(b)                                                                                120,295
       5,820   Marvell Technology Group, Ltd.                                                                     155,394
       2,700   Maxim Integrated Products, Inc.                                                                    141,534
       5,260   McAfee, Inc.(b)                                                                                     95,364
       5,700   Mercury Interactive Corporation(b)                                                                 284,031
       5,700   Microchip Technology, Inc.                                                                         179,778
       6,700   National Semiconductor Corporation                                                                 147,333
       8,500   NetIQ Corporation(b)                                                                               112,200
       7,000   Network Appliance, Inc.(b)                                                                         150,710
       2,570   Novellus Systems, Inc.(b)                                                                           80,801
       2,290   NVIDIA Corporation(b)                                                                               46,945
       5,000   OSI Systems, Inc.(b,c)                                                                              99,650
       2,400   Palmone, Inc.(b,c)                                                                                  83,448
       2,500   PeopleSoft, Inc.(b)                                                                                 46,250
       2,600   PerkinElmer, Inc.                                                                                   52,104
       3,140   PMC-Sierra, Inc.(b)                                                                                 45,059
       4,600   Polycom, Inc.(b)                                                                                   103,086
       2,200   QLogic Corporation(b)                                                                               58,498
       3,200   Red Hat, Inc.(b)                                                                                    73,504
       4,500   Sabre Holdings Corporation                                                                         124,695
       2,500   SanDisk Corporation(c)                                                                              54,225
       1,900   Semtech Corporation(b)                                                                              44,726
       6,200   Siebel Systems, Inc.(b)                                                                             66,216
       1,000   Silicon Laboratories, Inc.(b,c)                                                                     46,350
      14,360   Skyworks Solutions, Inc.(b)                                                                        125,363
       2,800   SunGard Data Systems, Inc.(b)                                                                       72,800
       6,300   Symantec Corporation                                                                               275,814
       3,000   Symbol Technologies, Inc.                                                                           44,220
       2,900   Synopsys, Inc.                                                                                      82,447
       5,000   Tektronix, Inc.                                                                                    170,100
       1,900   Teradyne, Inc.(b)                                                                                   43,130
       1,690   Thermo Electron Corporation(b)                                                                      51,951
       1,300   UTStarcom, Inc.(b,c)                                                                                39,325
       2,800   Varian, Inc.(b)                                                                                    118,020
       9,000   VeriSign, Inc.(b)                                                                                  179,100
       3,300   VERITAS Software Corporation(b)                                                                     91,410
       3,750   Vishay Intertechnology, Inc.(b)                                                                     69,675
       1,510   Waters Corporation(b)                                                                               72,148
       1,700   Websense, Inc.(b)                                                                                   63,291
       5,200   Wind River Systems, Inc.(b)                                                                         61,152
       2,460   Xilinx, Inc.                                                                                        81,943
       1,900   Yahoo!, Inc.                                                                                        69,027
       1,400   Zebra Technologies Corporation                                                                     121,800
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    10,726,257
=========================================================================================================================

Materials (1.6%)
-------------------------------------------------------------------------------------------------------------------------
      12,500   Crown Holdings, Inc.(b)                                                                            124,625
       4,700   Ecolab, Inc.                                                                                       148,990
       1,400   Freeport-McMoRan Copper & Gold, Inc.                                                                46,410
       6,600   Millennium Chemicals, Inc.                                                                         114,312
       5,500   Packaging Corporation of America                                                                   131,450
       1,100   Peabody Energy Corporation                                                                          61,589
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                    627,376
=========================================================================================================================

Utilities (0.3%)
-------------------------------------------------------------------------------------------------------------------------
       2,300   Equitable Resources, Inc.                                                                         $118,933
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                    118,933
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $33,932,576)                                                           35,175,258
=========================================================================================================================
      Shares   Collateral Held for Securities Loaned (9.9%)             Interest Rate(f)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
   3,950,587   State Street Navigator Securities Lending Prime
               Portfolio                                                        1.230%              N/A        $3,950,587
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned
               (cost $3,950,587)                                                                                 3,950,587
=========================================================================================================================
      Shares   Short-Term Investments (1.8%)                            Interest Rate(f)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
     717,824   Thrivent Money Market Portfolio                                  0.768%              N/A          $717,824
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                   717,824
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $38,600,987)                                                           $39,843,669
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as
    discussed in item 2(L) of the Notes to Financial
    Statements.

(d) Earmarked as collateral for long settling trades as
    discussed in the notes to the financial statements.

(e) Denotes investments purchased on a when-issued basis.

(f) The interest rate shown reflects the yield.

(g) Miscellaneous footnote:
    ADR -- American Depository Receipts, which are certificates for shares of an underlying foreign security's shares held by an issuing U.S. depository bank.

The accompanying notes to the financial statements
are an integral part of this schedule.

Mid Cap Stock Portfolio
Schedule of Investments as of June 30, 2004 (unaudited)(a)

      Shares   Common Stock (88.5%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Communications Services (0.9%)
-------------------------------------------------------------------------------------------------------------------------
      57,100   Cincinnati Bell, Inc.(b)                                                                          $253,524
      11,400   NII Holdings, Inc.(c)                                                                              384,066
       8,800   Western Wireless Corporation(b)                                                                    254,408
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                      891,998
=========================================================================================================================

Consumer Discretionary (13.0%)
-------------------------------------------------------------------------------------------------------------------------
      16,500   ADVO, Inc.                                                                                         543,180
      13,250   AnnTaylor Stores Corporation                                                                       383,985
      19,750   Applebee's International, Inc.                                                                     454,645
      14,800   Autoliv, Inc.                                                                                      624,560
      19,700   Belo Corporation                                                                                   528,945
       8,000   Best Buy Company, Inc.                                                                             405,920
       9,200   BorgWarner, Inc.                                                                                   402,684
      14,600   Boyd Gaming Corporation                                                                            387,922
      14,650   D.R. Horton, Inc.                                                                                  416,060
      20,800   Dollar General Corporation                                                                         406,848
       6,300   E.W. Scripps Company                                                                               661,500
      26,600   Hilton Hotels Corporation                                                                          496,356
       6,700   International Game Technology                                                                      258,620
       7,700   International Speedway Corporation                                                                 374,528
       6,700   Jones Apparel Group, Inc.                                                                          264,516
       4,900   Lennar Corporation                                                                                 219,128
      23,800   Mattel, Inc.                                                                                       434,350
      12,000   Michaels Stores, Inc.                                                                              660,000
      11,800   Outback Steakhouse, Inc.                                                                           488,048
      17,800   Pep Boys - Manny, Moe & Jack                                                                       451,230
      13,300   PETsMART, Inc.                                                                                     431,585
      13,500   Polo Ralph Lauren Corporation                                                                      465,075
       9,100   Pulte Homes, Inc.                                                                                  473,473
      12,200   Quiksilver, Inc.(b)                                                                                290,482
       7,500   Regis Corporation                                                                                  334,425
      14,700   Staples, Inc.                                                                                      430,857
      12,400   Station Casinos, Inc.                                                                              600,160
       6,700   Talbots, Inc.                                                                                      262,305
      12,700   Warnaco Group, Inc.(b)                                                                             270,129
         590   Washington Post Company                                                                            548,706
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                    12,970,222
=========================================================================================================================

Consumer Staples (3.7%)
-------------------------------------------------------------------------------------------------------------------------
      27,200   Dean Foods Company(b)                                                                            1,014,832
      13,600   Flowers Foods, Inc.                                                                                355,640
      23,400   Hershey Foods Corporation                                                                        1,082,718
      56,400   Tyson Foods, Inc.                                                                                1,181,580
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                           3,634,770
=========================================================================================================================

Energy (7.6%)
-------------------------------------------------------------------------------------------------------------------------
       5,700   BJ Services Company(b)                                                                             261,288
      19,500   ENSCO International, Inc.                                                                          567,450
      19,300   Nabors Industries, Ltd.(b)                                                                         872,746
      13,800   Newfield Exploration Company(b)                                                                    769,212
      11,500   Noble Corporation(b)                                                                               435,735
      18,300   Patterson-UTI Energy, Inc.                                                                         611,403
      14,400   Pioneer Natural Resources Company                                                                  505,152
      14,900   Pogo Producing Company                                                                             736,060
       9,600   Precision Drilling Corporation(b)                                                                  460,896
       3,900   Smith International, Inc.(b)                                                                       217,464
      13,500   Teekay Shipping Corporation(c)                                                                     504,630
      22,300   Ultra Petroleum Corporation(b)                                                                     832,459
      11,300   Weatherford International, Ltd.(b)                                                                 508,274
      26,000   Williams Companies, Inc.                                                                           309,400
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     7,592,169
=========================================================================================================================

Financials (16.7%)
-------------------------------------------------------------------------------------------------------------------------
      17,900   A.G. Edwards, Inc.                                                                                 609,137
       8,750   Affiliated Managers Group, Inc.(c)                                                                 440,738
       8,200   American Capital Strategies, Ltd.                                                                  229,764
       9,100   CIT Group, Inc.                                                                                    348,439
      12,000   City National Corporation                                                                          788,400
      17,249   Countrywide Financial Corporation                                                                1,211,742
      18,450   Doral Financial Corporation                                                                        636,525
       6,900   Everest Re Group, Ltd.                                                                             554,484
      17,262   Fidelity National Financial, Inc.                                                                  644,563
       4,800   First Horizon National Corporation                                                                 218,256
      20,500   General Growth Properties, Inc.                                                                    606,185
       6,900   Hartford Financial Services Group, Inc.                                                            474,306
      36,600   HCC Insurance Holdings, Inc.(c)                                                                  1,222,805
      11,000   Investors Financial Services Corporation(c)                                                        479,380
      23,100   Knight Trading Group, Inc.(b)                                                                      231,462
       3,900   Legg Mason, Inc.                                                                                   354,939
       4,600   M&T Bank Corporation                                                                               401,580
      13,200   New York Community Bancorp, Inc.(c)                                                                259,116
      19,300   North Fork Bancorporation, Inc.                                                                    734,365
      27,700   Ohio Casualty Corporation(b)                                                                       557,601
       7,800   Pan Pacific Retail Properties, Inc.                                                                394,056
      13,100   PartnerRe, Ltd.                                                                                    743,163
      31,800   Phoenix Companies, Inc.(c)                                                                         389,550
       8,200   Piper Jaffray Companies(b,c)                                                                       370,886
       5,300   PMI Group, Inc.                                                                                    230,656
      15,400   ProLogis Trust                                                                                     506,968
      36,200   Providian Financial Corporation(b)                                                                 531,054
       7,200   Silicon Valley Bancshares(b)                                                                       285,480
      10,400   Southwest Bancorporation of Texas, Inc.(c)                                                         458,848
      21,100   Sovereign Bancorp, Inc.                                                                            466,310
       7,200   Wintrust Financial Corporation(c)                                                                  363,672
      12,000   XL Capital, Ltd.                                                                                   905,520
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                16,649,950
=========================================================================================================================

Health Care (11.3%)
-------------------------------------------------------------------------------------------------------------------------
      15,100   Advanced Medical Optics, Inc.(b,c)                                                                 642,807
       6,400   Anthem, Inc.(b)                                                                                    573,184
      10,500   Atrix Labs, Inc.(b,c)                                                                              359,940
       4,200   Bausch & Lomb, Inc.                                                                                273,294
      14,500   C.R. Bard, Inc.                                                                                    821,425
       6,700   Charles River Laboratories International, Inc.(b)                                                  327,429
      12,600   Dade Behring Holdings, Inc.(b)                                                                     598,752
      14,900   DaVita, Inc.                                                                                       459,367
      11,300   Dentsply International, Inc.                                                                       588,730
       6,500   Gilead Sciences, Inc.(b)                                                                           435,500
       5,300   Invitrogen Corporation(b)                                                                          381,547
      23,750   IVAX Corporation(b)                                                                                569,762
      10,300   Kindred Healthcare, Inc.(c)                                                                        271,405
       5,650   Kinetic Concepts, Inc.(b)                                                                          281,935
       4,800   Martek Biosciences Corporation(b,c)                                                                269,616
       9,625   Mylan Laboratories, Inc.                                                                           194,906
      12,400   Omnicare, Inc.                                                                                     530,844
      12,800   PacifiCare Health Systems, Inc.                                                                    494,848
      13,100   Protein Design Labs, Inc.(b,c)                                                                     250,603
       5,600   Quest Diagnostics, Inc.(c)                                                                         475,720
       7,900   ResMed, Inc.(b)                                                                                    402,584
       5,100   Sepracor, Inc.(b,c)                                                                                269,790
      15,700   Telik, Inc.(b,c)                                                                                   374,759
       6,400   United Surgical Partners International, Inc.(b)                                                    252,608
      12,700   Valeant Pharmaceuticals(c)                                                                         254,000
       5,300   Varian Medical Systems, Inc.(b)                                                                    420,555
      21,600   Vertex Pharmaceuticals, Inc.(b,c)                                                                  234,144
       6,900   Wright Medical Group, Inc.(b,c)                                                                    245,640
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                               11,255,694
=========================================================================================================================

Industrials (10.8%)
-------------------------------------------------------------------------------------------------------------------------
      17,100   Acuity Brands, Inc.                                                                                461,700
      41,000   Allied Waste Industries, Inc.(b)                                                                   540,380
      18,550   American Power Conversion Corporation                                                              364,508
       8,000   Burlington Northern Santa Fe Corporation                                                           280,560
       8,700   Canadian National Railway Company                                                                  379,233
      26,100   Donaldson Company, Inc.                                                                            764,730
       5,100   Eaton Corporation                                                                                  330,174
       9,200   Fastenal Company                                                                                   522,836
      13,300   Goodrich Corporation                                                                               429,989
      15,250   IDEX Corporation                                                                                   523,838
      10,300   Jacobs Engineering Group, Inc.(b)                                                                  405,614
      22,200   Manitowoc Company, Inc.(c)                                                                         751,470
       8,100   Manpower, Inc.                                                                                     411,237
      15,700   Monster Worldwide, Inc.(b)                                                                         403,804
      11,400   Precision Castparts Corporation                                                                    623,466
       6,600   Reliance Steel & Aluminum Company                                                                  266,112
      15,500   Rockwell Collins, Inc.                                                                             516,460
       9,200   Roper Industries, Inc.(c)                                                                          523,480
       6,300   UTI Worldwide, Inc.                                                                                331,947
      27,100   Waste Management, Inc.                                                                             830,615
      22,000   Werner Enterprises, Inc.                                                                           464,200
      14,200   Yellow Roadway Corporation(b,c)                                                                    566,012
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                               10,692,365
=========================================================================================================================

Information Technology (15.6%)
-------------------------------------------------------------------------------------------------------------------------
      21,700   Acxiom Corporation                                                                                 538,811
       4,500   Affiliated Computer Services, Inc.(b)                                                              238,230
      13,400   Amphenol Corporation                                                                               446,488
      10,300   Analog Devices, Inc.                                                                               484,924
      13,000   Andrew Corporation(b)                                                                              260,130
      16,200   Apple Computer, Inc.(b)                                                                            527,148
       6,500   Autodesk, Inc.                                                                                     278,265
       7,400   Avocent Corporation(b)                                                                             271,876
      26,900   BEA Systems, Inc.(b)                                                                               221,118
      18,100   BMC Software, Inc.(b)                                                                              334,850
       7,100   Cabot Microelectronics Corporation(b,c)                                                            217,331
       9,500   CDW Corporation                                                                                    605,720
      20,400   Check Point Software Technologies, Ltd.(b)                                                         550,596
       7,700   CheckFree Corporation(b)                                                                           231,000
       9,600   Cognizant Technology Solutions Corporation                                                         243,936
      12,000   Cognos, Inc.(b)                                                                                    433,920
       9,500   Computer Associates International, Inc.                                                            266,570
      19,300   Comverse Technology, Inc.(b)                                                                       384,842
      16,100   Convergys Corporation(b)                                                                           247,940
       4,800   Diebold, Inc.                                                                                      253,776
      10,500   DST Systems, Inc.(b)                                                                               504,945
       5,700   Electronic Arts, Inc.                                                                              310,935
       6,100   Harris Corporation                                                                                 309,575
      15,800   Intersil Corporation                                                                               342,228
      12,500   Lam Research Corporation(b)                                                                        335,000
       5,400   Lexmark International, Inc.(b)                                                                     521,262
      12,600   Macromedia, Inc.(b)                                                                                309,330
      20,200   McAfee, Inc.(b)                                                                                    366,226
      11,300   Microchip Technology, Inc.                                                                         356,402
      10,400   NVIDIA Corporation(b)                                                                              213,200
      52,300   On Semiconductor Corporation(b,c)                                                                  262,546
      75,900   Parametric Technology Corporation(b)                                                               379,500
      23,700   PerkinElmer, Inc.                                                                                  474,948
      21,400   PMC-Sierra, Inc.(b)                                                                                307,090
       9,800   Red Hat, Inc.(b,c)                                                                                 225,106
      34,300   Skyworks Solutions, Inc.(b)                                                                        299,439
      36,700   Symbol Technologies, Inc.                                                                          540,958
      22,800   VeriSign, Inc.(b)                                                                                  453,720
      20,100   Vishay Intertechnology, Inc.(b)                                                                    373,458
      68,000   Vitesse Semiconductor Corporation(b)                                                               331,840
      46,800   Wind River Systems, Inc.(b)                                                                        550,368
       7,300   Xilinx, Inc.                                                                                       243,163
       5,700   Zebra Technologies Corporation                                                                     495,900
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    15,544,610
=========================================================================================================================

Materials (5.4%)
-------------------------------------------------------------------------------------------------------------------------
      11,400   Airgas, Inc.                                                                                       272,574
       5,100   Ball Corporation                                                                                   367,455
      17,400   Consol Energy, Inc.(c)                                                                             626,400
      41,200   Domtar, Inc.(c)                                                                                    533,128
      13,800   Georgia-Pacific Corporation                                                                        510,324
      13,400   Jefferson Smurfit Corporation(b)                                                                   267,330
       6,700   Lubrizol Corporation                                                                               245,354
       9,000   Newmont Mining Corporation                                                                         348,840
      28,700   Packaging Corporation of America                                                                   685,930
      17,700   Pactiv Corporation(b)                                                                              441,438
      10,500   Peabody Energy Corporation                                                                         587,895
       5,800   Phelps Dodge Corporation(b)                                                                        449,558
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                  5,336,226
=========================================================================================================================

Utilities (3.5%)
-------------------------------------------------------------------------------------------------------------------------
      15,000   AGL Resources, Inc.                                                                                435,750
      12,500   PPL Corporation                                                                                    573,750
      11,600   Questar Corporation                                                                                448,224
      16,000   SCANA Corporation                                                                                  581,920
       7,800   Sempra Energy                                                                                      268,554
      22,600   Southern Union Company(b,c)                                                                        476,408
      20,400   Wisconsin Energy Corporation                                                                       665,244
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  3,449,850
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $79,300,345)                                                           88,017,854
=========================================================================================================================
   Shares or
   Principal
      Amount   Collateral Held for Securities Loaned (8.9%)             Interest Rate(d)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
    $245,498   BNP Paribas Letter of Credit                                     0.015%       10/21/2004          $245,498
   8,627,618   State Street Navigator Securities Lending Prime
               Portfolio                                                        1.230               N/A         8,627,618
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned (cost
               $8,873,116)                                                                                      8,873,116
=========================================================================================================================
      Shares   Short-Term Investments (2.6%)                            Interest Rate(d)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
   2,560,365   Thrivent Money Market Portfolio                                  0.768%              N/A        $2,560,365
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 2,560,365
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $90,733,826)                                                           $99,451,335
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as
    discussed in item 2(L) of the Notes to Financial
    Statements.

(d) The interest rate shown reflects the yield.

The accompanying notes to the financial statements
are an integral part of this schedule.

Mid Cap Index Portfolio
Schedule of Investments as of June 30, 2004 (unaudited)(a)

      Shares   Common Stock (85.0%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Communications Services (0.4%)
-------------------------------------------------------------------------------------------------------------------------
      25,110   Cincinnati Bell, Inc.(b)                                                                          $111,488
       5,820   Telephone and Data Systems, Inc.                                                                   414,384
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                      525,872
=========================================================================================================================

Consumer Discretionary (15.4%)
-------------------------------------------------------------------------------------------------------------------------
       7,333   99 CENTS Only Stores(b,c)                                                                          111,828
       9,680   Abercrombie & Fitch Company                                                                        375,100
       7,310   American Eagle Outfitters, Inc.(b)                                                                 211,332
       7,000   American Greetings Corporation(b)                                                                  162,260
       6,950   AnnTaylor Stores Corporation                                                                       201,411
       8,500   Applebee's International, Inc.                                                                     195,670
       7,030   ArvinMeritor, Inc.(c)                                                                              137,577
       2,080   Bandag, Inc.                                                                                        92,622
       7,070   Barnes & Noble, Inc.(b)                                                                            240,239
      11,910   Belo Corporation                                                                                   319,784
       4,830   Blyth, Inc.                                                                                        166,587
       3,710   Bob Evans Farms, Inc.                                                                              101,580
       7,900   Borders Group, Inc.                                                                                185,176
       5,660   BorgWarner, Inc.                                                                                   247,738
       6,800   Boyd Gaming Corporation                                                                            180,676
       9,870   Brinker International, Inc.(b)                                                                     336,764
      31,530   Caesars Entertainment, Inc.(b)                                                                     472,950
       7,760   Callaway Golf Company(c)                                                                            87,998
      10,600   CarMax, Inc.(b,c)                                                                                  231,822
       5,390   Catalina Marketing Corporation(b,c)                                                                 98,583
       5,000   CBRL Group, Inc.                                                                                   154,250
       5,300   Cheesecake Factory, Inc.(b)                                                                        210,887
       9,100   Chico's FAS, Inc.(b)                                                                               410,956
      10,120   Claire's Stores, Inc.                                                                              219,604
      19,300   Coach, Inc.                                                                                        872,167
      23,850   D.R. Horton, Inc.                                                                                  677,340
      11,660   Dollar Tree Stores, Inc.(b)                                                                        319,834
       5,820   Emmis Communications Corporation(b,c)                                                              122,104
       5,200   Entercom Communications Corporation(b)                                                             193,960
       5,840   Furniture Brands International, Inc.                                                               146,292
       7,860   Gentex Corporation                                                                                 311,885
       6,020   GTECH Holdings Corporation(c)                                                                      278,786
       6,700   Harman International Industries, Inc.                                                              609,700
       9,000   Harte-Hanks, Inc.                                                                                  219,690
       6,200   Hovnanian Enterprises, Inc.(c)                                                                     215,202
       5,370   International Speedway Corporation                                                                 261,197
       6,200   Krispy Kreme Doughnuts, Inc.(b,c)                                                                  118,358
       7,070   Lear Corporation                                                                                   417,059
       4,690   Lee Enterprises, Inc.                                                                              225,167
      15,920   Lennar Corporation                                                                                 711,942
       6,870   Mandalay Resort Group(c)                                                                           471,557
       2,600   Media General, Inc.(c)                                                                             166,972
       7,000   Michaels Stores, Inc.                                                                              385,000
       3,560   Modine Manufacturing Company                                                                       113,386
       6,770   Mohawk Industries, Inc.(b)                                                                         496,444
       5,020   Neiman Marcus Group, Inc.                                                                          279,363
       5,600   O'Reilly Automotive, Inc.(b,c)                                                                     253,120
       7,580   Outback Steakhouse, Inc.                                                                           313,509
       7,800   Pacific Sunwear of California, Inc.                                                                152,646
       7,000   Payless ShoeSource, Inc.(b)                                                                        104,370
      14,800   PETsMART, Inc.                                                                                     480,260
       9,000   Pier 1 Imports, Inc.                                                                               159,210
      10,210   Reader's Digest Association, Inc.                                                                  163,258
       4,600   Regis Corporation                                                                                  205,114
       8,200   Rent-A-Center, Inc.                                                                                245,426
      15,360   Ross Stores, Inc.                                                                                  411,034
       6,900   Ruby Tuesday, Inc.                                                                                 189,405
       2,500   Ryland Group, Inc.                                                                                 195,500
      14,550   Saks, Inc.                                                                                         218,250
       4,110   Scholastic Corporation(b,c)                                                                        123,094
       9,600   Six Flags, Inc.(b,c)                                                                                69,696
       2,830   Superior Industries International, Inc.(c)                                                          94,664
       5,800   Thor Industries, Inc.                                                                              194,068
       3,500   Timberland Company(b)                                                                              226,065
       7,600   Toll Brothers, Inc.(b,c)                                                                           321,632
       6,100   Tupperware Corporation                                                                             118,523
       5,380   Valassis Communications, Inc.(b)                                                                   163,929
         980   Washington Post Company                                                                            911,403
       9,970   Westwood One, Inc.(b)                                                                              237,286
      11,880   Williams-Sonoma, Inc.(b)                                                                           391,565
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                    18,709,826
=========================================================================================================================

Consumer Staples (4.2%)
-------------------------------------------------------------------------------------------------------------------------
       7,140   BJ's Wholesale Club, Inc.(b)                                                                       178,500
       4,240   Church & Dwight Company, Inc.                                                                      194,107
      10,900   Constellation Brands, Inc.(b)                                                                      404,717
      16,065   Dean Foods Company(b)                                                                              599,385
       8,350   Energizer Holdings, Inc.(b)                                                                        375,750
      14,130   Hormel Foods Corporation                                                                           439,443
       4,750   Interstate Bakeries Corporation                                                                     51,538
       6,076   J.M. Smucker Company                                                                               278,949
       3,840   Lancaster Colony Corporation(c)                                                                    159,898
      14,010   PepsiAmericas, Inc.                                                                                297,572
       4,910   Ruddick Corporation(c)                                                                             110,230
      11,300   Smithfield Foods, Inc.(b,c)                                                                        332,220
       5,485   Toostie Roll Industries, Inc.                                                                      178,262
      36,040   Tyson Foods, Inc.                                                                                  755,038
       2,740   Universal Corporation(c)                                                                           139,576
       6,300   Whole Foods Market, Inc.                                                                           601,335
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                           5,096,520
=========================================================================================================================

Energy (6.1%)
-------------------------------------------------------------------------------------------------------------------------
       5,580   Cooper Cameron Corporation(b)                                                                      271,746
      15,430   ENSCO International, Inc.                                                                          449,013
       6,900   FMC Technologies, Inc.(b)                                                                          198,720
       6,000   Forest Oil Corporation(b,c)                                                                        163,920
      12,460   Grant Prideco, Inc.(b)                                                                             230,012
       7,820   Hanover Compressor Company(b,c)                                                                     93,058
       5,240   Helmerich & Payne, Inc.                                                                            136,869
       9,400   Murphy Oil Corporation                                                                             692,780
       8,710   National-Oilwell, Inc.(b)                                                                          274,278
       5,700   Newfield Exploration Company(b)                                                                    317,718
       6,000   Noble Energy, Inc.                                                                                 306,000
       4,000   Overseas Shipholding Group, Inc.(c)                                                                176,520
       8,500   Patterson-UTI Energy, Inc.                                                                         283,985
      12,300   Pioneer Natural Resources Company                                                                  431,484
       7,900   Plains Exploration & Production Company(b)                                                         144,965
       6,500   Pogo Producing Company                                                                             321,100
      13,920   Pride International, Inc.(b)                                                                       238,171
      10,700   Smith International, Inc.(b)                                                                       596,632
       6,300   Tidewater, Inc.                                                                                    187,740
      10,040   Varco International, Inc.(b)                                                                       219,776
      13,570   Weatherford International, Ltd.(b)                                                                 610,379
       7,600   Western Gas Resources, Inc.(c)                                                                     246,848
      26,457   XTO Energy, Inc.                                                                                   788,154
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     7,379,868
=========================================================================================================================

Financials (15.7%)
-------------------------------------------------------------------------------------------------------------------------
       8,220   A.G. Edwards, Inc.                                                                                 279,727
       5,370   Allmerica Financial Corporation(b)                                                                 181,506
       8,500   AMB Property Corporation                                                                           294,355
       7,590   American Financial Group, Inc.                                                                     232,026
      16,090   AmeriCredit Corporation(b,c)                                                                       314,238
       4,200   AmerUs Group Company(c)                                                                            173,880
       9,300   Arthur J. Gallagher & Company                                                                      283,185
      11,393   Associated Banc-Corp                                                                               337,575
       8,080   Astoria Financial Corporation                                                                      295,566
       5,500   Bank of Hawaii Corporation                                                                         248,710
      17,580   Banknorth Group, Inc.                                                                              570,998
       7,000   Brown & Brown, Inc.(c)                                                                             301,700
       5,020   City National Corporation                                                                          329,814
      13,100   Colonial BancGroup, Inc.                                                                           238,027
       7,900   Commerce Bancorp, Inc.(c)                                                                          434,579
      12,570   Compass Bancshares, Inc.                                                                           540,510
       5,400   Cullen/Frost Bankers, Inc.                                                                         241,650
       7,000   Eaton Vance Corporation                                                                            267,470
       5,710   Everest Re Group, Ltd.                                                                             458,856
      17,630   Fidelity National Financial, Inc.                                                                  658,304
       9,200   First American Corporation                                                                         238,188
       8,780   FirstMerit Corporation                                                                             231,529
       5,120   GATX Corporation                                                                                   139,264
       5,360   Greater Bay Bancorp(c)                                                                             154,904
      13,435   GreenPoint Financial Corporation                                                                   533,370
       6,700   HCC Insurance Holdings, Inc.(c)                                                                    223,847
      16,000   Hibernia Corporation                                                                               388,800
       5,600   Highwoods Properties, Inc.                                                                         131,600
       4,460   Horace Mann Educators Corporation                                                                   77,961
       6,900   Hospitality Properties Trust                                                                       291,870
       8,600   Independence Community Bank Corporation                                                            313,040
       6,300   IndyMac Bancorp, Inc.                                                                              199,080
       6,740   Investors Financial Services Corporation(c)                                                        293,729
       5,700   Jefferies Group, Inc.                                                                              176,244
       6,130   LaBranche & Company, Inc.(c)                                                                        51,615
       6,750   Legg Mason, Inc.                                                                                   614,318
       7,190   Leucadia National Corporation                                                                      357,343
       8,700   Liberty Property Trust(c)                                                                          349,827
       6,300   Mack-Cali Realty Corporation                                                                       260,694
       8,120   Mercantile Bankshares Corporation                                                                  380,178
       5,240   MONY Group, Inc.(b,c)                                                                              164,012
      20,920   National Commerce Financial Corporation                                                            679,900
      10,300   New Plan Excel Realty Trust, Inc.(c)                                                               240,608
      27,111   New York Community Bancorp, Inc.(c)                                                                532,189
       6,330   Ohio Casualty Corporation(b,c)                                                                     127,423
      18,660   Old Republic International Corporation                                                             442,615
       9,780   PMI Group, Inc.                                                                                    425,626
       7,170   Protective Life Corporation                                                                        277,264
       9,620   Radian Group, Inc.                                                                                 460,798
       7,550   Raymond James Financial, Inc.                                                                      199,698
       5,172   Rayonier, Inc. REIT                                                                                229,895
      10,570   SEI Investments Company                                                                            306,953
       3,630   Silicon Valley Bancshares(b,c)                                                                     143,930
       3,000   StanCorp Financial Group, Inc.                                                                     201,000
       7,310   TCF Financial Corporation                                                                          424,346
      13,200   United Dominion Realty Trust, Inc.                                                                 261,096
       7,100   Unitrin, Inc.                                                                                      302,460
       8,600   W.R. Berkley Corporation                                                                           369,370
       8,540   Waddell & Reed Financial, Inc.                                                                     188,819
       8,070   Washington Federal, Inc.                                                                           193,680
       5,530   Webster Financial Corporation                                                                      260,021
       3,320   Westamerica Bancorporation                                                                         174,134
       6,880   Wilmington Trust Corporation                                                                       256,074
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                18,951,988
=========================================================================================================================

Health Care (9.0%)
-------------------------------------------------------------------------------------------------------------------------
       9,130   Apogent Technologies, Inc.(b)                                                                      292,160
       5,170   Apria Healthcare Group, Inc.(b)                                                                    148,379
      10,647   Barr Pharmaceuticals, Inc.                                                                         358,804
       6,230   Beckman Coulter, Inc.                                                                              380,030
       5,700   Cephalon, Inc.(b,c)                                                                                307,800
       4,700   Charles River Laboratories International, Inc.(b,c)                                                229,689
      10,100   Community Health Systems, Inc.(b)                                                                  270,377
       6,410   Covance, Inc.(b)                                                                                   247,298
       9,000   Coventry Health Care, Inc.                                                                         440,100
      11,300   Cytyc Corporation(b)                                                                               286,681
       8,240   Dentsply International, Inc.                                                                       429,304
       6,020   Edwards Lifesciences Corporation(b,c)                                                              209,797
       9,340   First Health Group Corporation(b)                                                                  145,797
      11,480   Health Net, Inc.(b)                                                                                304,220
       4,500   Henry Schein, Inc.(b)                                                                              284,130
       6,350   Hillenbrand Industries, Inc.                                                                       383,858
       3,800   Inamed Corporation                                                                                 238,830
      20,237   IVAX Corporation(b)                                                                                485,486
       3,900   LifePoint Hospitals, Inc.(b)                                                                       145,158
      10,120   Lincare Holdings, Inc.(b)                                                                          332,543
      31,247   Millennium Pharmaceuticals, Inc.(b)                                                                431,209
      10,620   Omnicare, Inc.                                                                                     454,642
       8,360   Oxford Health Plans, Inc.                                                                          460,134
       8,800   PacifiCare Health Systems, Inc.(c)                                                                 340,208
       3,500   Par Pharmaceutical Companies, Inc.(b,c)                                                            123,235
       7,000   Patterson Dental Companies, Inc.(b)                                                                535,430
       7,150   Perrigo Company(c)                                                                                 135,636
       9,560   Protein Design Labs, Inc.(b,c)                                                                     182,883
       6,800   Renal Care Group, Inc.                                                                             225,284
       8,750   Sepracor, Inc.(b,c)                                                                                462,875
       7,000   STERIS Corporation(b)                                                                              157,920
       7,800   Triad Hospitals, Inc.(b)                                                                           290,394
       5,900   Universal Health Services, Inc.                                                                    270,751
       8,510   Valeant Pharmaceuticals(c)                                                                         170,200
       7,000   Varian Medical Systems, Inc.(b)                                                                    555,450
       8,020   Vertex Pharmaceuticals, Inc.(b,c)                                                                   86,937
       4,940   VISX, Inc.(b)                                                                                      131,997
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                               10,935,626
=========================================================================================================================

Industrials (11.4%)
-------------------------------------------------------------------------------------------------------------------------
       9,230   AGCO Corporation(b)                                                                                188,015
       9,000   AirTran Holdings, Inc.(b)                                                                          127,260
       2,940   Alaska Air Group, Inc.(b,c)                                                                         70,178
       4,460   Alexander & Baldwin, Inc.                                                                          149,187
       8,960   ALLETE, Inc.                                                                                       298,368
       3,900   Alliant Techsystems, Inc.(b)                                                                       247,026
       6,980   AMETEK, Inc.                                                                                       215,682
       2,620   Banta Corporation                                                                                  116,354
       5,760   Brink's Company                                                                                    197,280
       8,750   C.H. Robinson Worldwide, Inc.                                                                      401,100
      10,300   Career Education Corporation                                                                       469,268
       3,270   Carlisle Companies, Inc.                                                                           203,558
       8,986   ChoicePoint, Inc.(b)                                                                               410,301
       5,230   CNF, Inc.                                                                                          217,359
       9,200   Copart, Inc.(b,c)                                                                                  245,640
       9,200   Corinthian Colleges, Inc.                                                                          227,608
       7,120   DeVry, Inc.(b,c)                                                                                   195,230
       8,800   Donaldson Company, Inc.                                                                            257,840
       7,220   Dun & Bradstreet Corporation(b)                                                                    389,230
       5,070   Dycom Industries, Inc.(b)                                                                          141,960
       7,500   Education Management Corporation                                                                   246,450
      10,720   Expeditors International of Washington, Inc.                                                       529,675
       7,780   Fastenal Company(c)                                                                                442,137
       5,000   Federal Signal Corporation(c)                                                                       93,050
       5,630   Flowserve Corporation(b)                                                                           140,412
       7,200   Graco, Inc.                                                                                        223,560
       4,360   Granite Construction, Inc.                                                                          79,483
       4,250   Harsco Corporation                                                                                 199,750
       7,290   Herman Miller, Inc.                                                                                210,973
       6,030   HNI Corporation                                                                                    255,250
       6,230   Hubbell, Inc.                                                                                      291,003
       4,600   ITT Educational Services, Inc.(b)                                                                  174,892
       8,220   J.B. Hunt Transport Services, Inc.                                                                 317,128
       5,860   Jacobs Engineering Group, Inc.(b)                                                                  230,767
      10,450   JetBlue Airways Corporation(c)                                                                     307,021
       3,620   Kelly Services, Inc.                                                                               107,876
       3,770   Kennametal, Inc.                                                                                   172,666
       3,840   Korn/Ferry International(b,c)                                                                       74,381
      10,800   L-3 Communications Holdings, Inc.                                                                  721,440
       4,630   Laureate Education, Inc.(b,c)                                                                      177,051
       9,170   Manpower, Inc.                                                                                     465,561
       9,500   MoneyGram International, Inc.(b)                                                                   195,700
       3,690   Nordson Corporation(c)                                                                             160,035
      10,260   Pentair, Inc.                                                                                      345,146
       6,540   Precision Castparts Corporation                                                                    357,673
      12,010   Quanta Services, Inc.(b,c)                                                                          74,702
      15,800   Republic Services, Inc.                                                                            457,252
       4,755   Rollins, Inc.                                                                                      109,413
       1,200   Sequa Corporation(b,c)                                                                              70,164
       6,420   Sotheby's Holdings, Inc.(b)                                                                        102,463
       7,760   SPX Corporation                                                                                    360,374
       4,500   Stericycle, Inc.(b)                                                                                232,830
       8,260   Swift Transportation Company, Inc.(b)                                                              148,267
       1,970   Tecumseh Products Company                                                                           81,144
       4,140   Teleflex, Inc.                                                                                     207,621
       4,730   Trinity Industries, Inc.(c)                                                                        150,367
       7,820   United Rentals, Inc.(b,c)                                                                          139,900
       8,200   Werner Enterprises, Inc.(c)                                                                        173,020
       4,240   York International Corporation                                                                     174,137
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                               13,769,178
=========================================================================================================================

Information Technology (13.5%)
-------------------------------------------------------------------------------------------------------------------------
      40,000   3Com Corporation(b)                                                                                250,000
      14,075   Activision, Inc.                                                                                   223,792
       8,790   Acxiom Corporation                                                                                 218,256
       8,080   ADTRAN, Inc.                                                                                       269,630
       9,010   Advanced Fibre Communications, Inc.(b)                                                             182,002
       3,500   Advent Software, Inc.(b,c)                                                                          63,245
       8,700   Alliance Data Systems Corporation(b)                                                               367,575
      11,770   Arrow Electronics, Inc.(b)                                                                         315,671
       5,995   Ascential Software Corporation(b)                                                                   95,860
      48,720   Atmel Corporation(b)                                                                               288,422
      12,320   Avnet, Inc.(b)                                                                                     279,664
       4,980   Avocent Corporation(b)                                                                             182,965
      12,300   BISYS Group, Inc.(b,c)                                                                             172,938
       2,610   Cabot Microelectronics Corporation(b,c)                                                             79,892
      27,980   Cadence Design Systems, Inc.(b)                                                                    409,347
       8,470   CDW Corporation                                                                                    540,047
      15,200   Ceridian Corporation(b)                                                                            342,000
       6,500   Certegy, Inc.                                                                                      252,200
       8,680   CheckFree Corporation(b)                                                                           260,400
      13,200   Cognizant Technology Solutions Corporation                                                         335,412
       6,250   CommScope, Inc.(b,c)                                                                               134,062
       9,870   Credence Systems Corporation(b,c)                                                                  136,206
       7,600   Cree, Inc.(b,c)                                                                                    176,928
       5,270   CSG Systems International, Inc.(b)                                                                 109,089
      12,560   Cypress Semiconductor Corporation(b,c)                                                             178,226
       7,430   Diebold, Inc.                                                                                      392,824
       8,610   DST Systems, Inc.(b)                                                                               414,055
       7,150   Fair Isaac Corporation                                                                             238,667
      12,200   Fairchild Semiconductor International, Inc.(b)                                                     199,714
      13,500   Gartner Group, Inc.(b,c)                                                                           178,470
       6,800   Harris Corporation                                                                                 345,100
       3,710   Imation Corporation                                                                                158,083
       7,400   Integrated Circuit Systems, Inc.(b)                                                                200,984
      10,840   Integrated Device Technology, Inc.(b)                                                              150,026
       6,750   International Rectifier Corporation(b)                                                             279,585
      14,300   Intersil Corporation                                                                               309,738
       9,260   Jack Henry & Associates, Inc.                                                                      186,126
       6,510   Keane, Inc.(b,c)                                                                                    89,122
       8,880   KEMET Corporation(b)                                                                               108,514
      13,700   Lam Research Corporation(b)                                                                        367,160
      11,650   Lattice Semiconductor Corporation(b,c)                                                              81,666
       6,300   LTX Corporation(b,c)                                                                                68,103
       7,070   Macromedia, Inc.(b)                                                                                173,568
       5,040   Macrovision Corporation(b,c)                                                                       126,151
      16,920   McAfee, Inc.(b)                                                                                    306,760
      12,000   McDATA Corporation(b,c)                                                                             64,560
       7,170   Mentor Graphics Corporation(b)                                                                     110,920
       9,450   Micrel, Inc.(b,c)                                                                                  114,818
      21,260   Microchip Technology, Inc.                                                                         670,540
      10,760   MPS Group, Inc.(b)                                                                                 130,411
       8,075   National Instruments Corporation(c)                                                                247,499
       4,090   Newport Corporation(b)                                                                              66,135
       4,840   Plantronics, Inc.(b)                                                                               203,764
       4,460   Plexus Corporation(b)                                                                               60,210
      10,220   Polycom, Inc.(b)                                                                                   229,030
      10,660   Powerwave Technologies, Inc.(b,c)                                                                   82,082
      18,520   Quantum Corporation(b,c)                                                                            57,412
       5,820   Retek, Inc.(b)                                                                                      35,735
       6,780   Reynolds & Reynolds Company                                                                        156,821
      19,040   RF Micro Devices, Inc.(b,c)                                                                        142,800
       6,300   RSA Security, Inc.(b,c)                                                                            128,961
      16,500   SanDisk Corporation(c)                                                                             357,885
       7,690   Semtech Corporation(b,c)                                                                           181,023
       5,200   Silicon Laboratories, Inc.(b,c)                                                                    241,020
      11,510   Storage Technology Corporation(b)                                                                  333,790
       9,880   Sybase, Inc.(b)                                                                                    177,840
      15,880   Synopsys, Inc.                                                                                     451,468
       5,880   Tech Data Corporation(b)                                                                           230,084
       8,580   Titan Corporation(b,c)                                                                             111,368
       3,720   Transaction Systems Architects, Inc.(b)                                                             80,092
      13,952   TriQuint Semiconductor, Inc.(b,c)                                                                   76,178
      11,600   UTStarcom, Inc.(b,c)                                                                               350,900
       3,600   Varian, Inc.(b)                                                                                    151,740
      16,420   Vishay Intertechnology, Inc.(b)                                                                    305,084
       8,350   Wind River Systems, Inc.(b,c)                                                                       98,196
       4,800   Zebra Technologies Corporation                                                                     417,600
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    16,304,211
=========================================================================================================================

Materials (3.8%)
-------------------------------------------------------------------------------------------------------------------------
       7,690   Airgas, Inc.                                                                                       183,868
       4,410   Albemarle Corporation(c)                                                                           139,576
       5,600   Arch Coal, Inc.                                                                                    204,904
       5,740   Bowater, Inc.                                                                                      238,727
       6,290   Cabot Corporation                                                                                  256,003
      11,800   Crompton Corporation                                                                                74,340
       4,060   Cytec Industries, Inc.                                                                             184,527
       4,400   Ferro Corporation                                                                                  117,392
       3,700   FMC Corporation(b)                                                                                 159,507
       4,580   Glatfelter Company(c)                                                                               64,486
      11,820   IMC Global, Inc.                                                                                   158,388
       5,360   Longview Fibre Company                                                                              78,953
       5,360   Lubrizol Corporation                                                                               196,283
      18,240   Lyondell Chemical Company(c)                                                                       317,194
       5,020   Martin Marietta Materials, Inc.                                                                    222,537
       2,180   Minerals Technologies, Inc.                                                                        126,440
       7,200   Olin Corporation(c)                                                                                126,864
      10,900   Packaging Corporation of America                                                                   260,510
       6,500   Peabody Energy Corporation                                                                         363,935
       3,100   Potlatch Corporation(c)                                                                            129,084
      11,900   RPM International, Inc.                                                                            180,880
       3,400   Scotts Company(b)                                                                                  217,192
       4,930   Sensient Technologies Corporation(c)                                                               105,896
      10,080   Sonoco Products Company                                                                            257,040
       5,280   Valspar Corporation                                                                                266,323
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                  4,630,849
=========================================================================================================================

Utilities (5.5%)
-------------------------------------------------------------------------------------------------------------------------
       6,680   AGL Resources, Inc.(d)                                                                             194,054
      11,500   Alliant Energy Corporation                                                                         299,920
       9,550   Aqua America, Inc.                                                                                 191,478
      19,980   Aquila, Inc.(b)                                                                                     71,129
       3,500   Black Hills Corporation(c)                                                                         110,250
      12,930   DPL, Inc.                                                                                          251,101
       7,900   Duquesne Light Holdings, Inc.(c)                                                                   152,549
      15,050   Energy East Corporation                                                                            364,962
       6,500   Equitable Resources, Inc.                                                                          336,115
       7,650   Great Plains Energy, Inc.                                                                          227,205
       8,280   Hawaiian Electric Industries, Inc.(c)                                                              216,108
       4,030   IDACORP, Inc.(c)                                                                                   108,810
      12,050   MDU Resources Group, Inc.                                                                          289,562
       8,500   National Fuel Gas Company                                                                          212,500
      13,170   Northeast Utilities Service Company                                                                256,420
       5,570   NSTAR                                                                                              266,692
       8,990   OGE Energy Corporation                                                                             228,975
      10,600   ONEOK, Inc.                                                                                        233,094
      17,743   Pepco Holdings, Inc.                                                                               324,342
       6,275   PNM Resources, Inc.                                                                                130,332
      10,260   Puget Energy, Inc.                                                                                 224,797
       8,610   Questar Corporation                                                                                332,690
      11,430   SCANA Corporation(d)                                                                               415,709
      12,100   Sierra Pacific Resources(b,c)                                                                       93,291
       7,790   Vectren Corporation                                                                                195,451
       8,820   Westar Energy, Inc.                                                                                175,606
       5,110   WGL Holdings, Inc.(c)                                                                              146,759
      12,170   Wisconsin Energy Corporation                                                                       396,864
       3,900   WPS Resources Corporation                                                                          180,765
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  6,627,530
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $87,176,217)                                                          102,931,468
=========================================================================================================================
   Shares or
   Principal
      Amount   Collateral Held for Securities Loaned (13.6%)            Interest Rate(e)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
     103,896   BNP Paribas Letter of Credit                                     0.015%       10/21/2004          $103,896
 $16,394,048   State Street Navigator Securities Lending Prime
               Portfolio                                                        1.230               N/A        16,394,048
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned (cost
               $16,497,944)                                                                                    16,497,944
=========================================================================================================================
   Shares or
   Principal
      Amount   Short-Term Investments (1.4%)                            Interest Rate(e)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
   1,037,239   Thrivent Money Market Portfolio(d)                               0.768%              N/A        $1,037,239
    $600,000   Windmill Funding Corporation                                     1.101         7/12/2004           599,798
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 1,637,037
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $105,311,198)                                                         $121,066,449
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as
    discussed in item 2(L) of the Notes to Financial
    Statements.

(d) At June 30, 2004, $75,600 in cash was pledged as the
    initial margin deposit for open financial futures
    contracts. In addition, 11,430 shares of SCANA
    Corporation common stock valued at $415,709, 6,680
    shares of AGL Resources, Inc. common stock valued at
    $194,054 and $1,037,239 of Short-Term Investments
    were earmarked as collateral to cover open financial
    futures contracts as follows:

                                                                                                  Notional
                             Number of         Expiration                                        Principal    Unrealized
  Type                       Contracts             Date          Position       Value              Amount         Gain
-------------------------------------------------------------------------------------------------------------------------
400 Mini Futures                28           September 2004        Long       $1,703,100         $1,675,601     $27,499

(e) The interest rate shown reflects the yield or, for
    securities purchased at a discount, the discount rate
    at the date of purchase.

The accompanying notes to the financial statements
are an integral part of this schedule.

Partner International Stock Portfolio
Schedule of Investments as of June 30, 2004 (unaudited)(a)

      Shares   Common Stock (78.9%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Australia (1.3%)
-------------------------------------------------------------------------------------------------------------------------
     211,150   BHP Billiton, Ltd.(b)                                                                           $1,845,558
      98,000   Coles Myer, Ltd.(b)                                                                                587,392
     770,000   Lend Lease Corporation, Ltd.(b,c,d)                                                              5,550,973
     161,995   News Corporation, Ltd.(b)                                                                        1,333,302
-------------------------------------------------------------------------------------------------------------------------
               Total Australia                                                                                  9,317,225
=========================================================================================================================

Belgium (0.2%)
-------------------------------------------------------------------------------------------------------------------------
      13,899   Fortis(b)                                                                                          309,116
      23,090   Fortis (Amsterdam Exchange)(b)                                                                     511,649
       8,528   UCB SA(b,d)                                                                                        397,982
-------------------------------------------------------------------------------------------------------------------------
               Total Belgium                                                                                    1,218,747
=========================================================================================================================

Brazil (1.3%)
-------------------------------------------------------------------------------------------------------------------------
     283,790   Petroleo Brasileiro SA ADR(c)                                                                    7,842,604
     134,700   Tele Norte Leste Participacoes SA(d)                                                             1,714,731
-------------------------------------------------------------------------------------------------------------------------
               Total Brazil                                                                                     9,557,335
=========================================================================================================================

Canada (1.4%)
-------------------------------------------------------------------------------------------------------------------------
     815,000   Abitibi Consolidated, Inc.(c)                                                                    5,561,791
      14,200   Research in Motion, Ltd.                                                                           971,848
      76,600   Royal Bank of Canada(c)                                                                          3,378,101
-------------------------------------------------------------------------------------------------------------------------
               Total Canada                                                                                     9,911,740
=========================================================================================================================

Denmark (0.3%)
-------------------------------------------------------------------------------------------------------------------------
      40,383   Novo Nordisk A/S(b)                                                                              2,089,060
-------------------------------------------------------------------------------------------------------------------------
               Total Denmark                                                                                    2,089,060
=========================================================================================================================

Finland (1.3%)
-------------------------------------------------------------------------------------------------------------------------
     209,503   Nokia Oyj(b)                                                                                     3,042,981
     492,100   Stora Enso Oyj(b,c)                                                                              6,696,128
-------------------------------------------------------------------------------------------------------------------------
               Total Finland                                                                                    9,739,109
=========================================================================================================================

France (8.8%)
-------------------------------------------------------------------------------------------------------------------------
     155,700   Accor SA(b,d)                                                                                    6,599,016
      31,870   Aventis SA(b,d)                                                                                  2,414,733
     381,572   Axa(b,d)                                                                                         8,462,412
      51,408   Banque Nationale de Paris(b,d)                                                                   3,179,953
     127,900   Carrefour SA(b,d)                                                                                6,237,020
      34,404   Compagnie de Saint-Gobain(b,d)                                                                   1,726,374
     100,109   Credit Agricole SA(b,d)                                                                          2,446,379
     108,600   France Telecom SA(b,d)                                                                           2,851,216
      16,640   Groupe Danone(b,d)                                                                               1,455,989
      10,498   Hermes International(b,d)                                                                        2,105,432
      11,236   L'Oreal SA(b)                                                                                      901,646
       3,253   Lafarge SA(b,d)                                                                                    291,722
      28,097   LVMH Moet Hennessy Louis Vuitton SA(b,d)                                                         2,042,470
      50,491   Sanofi-Synthelabo SA(b,c,d)                                                                      3,218,462
      31,109   Schneider Electric SA(b,d)                                                                       2,134,398
      15,394   Societe Generale(b,d)                                                                            1,315,525
      73,551   Societe Television Francaise 1(b,d)                                                              2,328,146
      46,331   Sodexho Alliance SA(b,d)                                                                         1,228,214
      34,000   Thomson Multimedia SA(b,d)                                                                         674,821
      37,395   Total SA(b,d)                                                                                    7,171,614
     104,100   Valeo SA(b,d)                                                                                    4,358,204
      20,553   Vivendi Universal SA(b,c,d)                                                                        573,979
-------------------------------------------------------------------------------------------------------------------------
               Total France                                                                                    63,717,725
=========================================================================================================================

Germany (3.3%)
-------------------------------------------------------------------------------------------------------------------------
      41,900   Adidas-Salomon AG(b,d)                                                                           5,035,545
       7,051   Allianz AG(b)                                                                                      770,257
      13,412   Bayer AG(b,d)                                                                                      390,350
      17,044   Bayerische Hypo-und Vereinsbank AG(b)                                                              306,269
       6,949   Celesia AG(b,d)                                                                                    416,820
      13,586   Deutsche Bank AG(b,d)                                                                            1,074,111
       9,709   E.ON AG(b,d)                                                                                       704,689
      44,281   Hypo Real Estate Holding AG(b,c)                                                                 1,311,082
     149,900   Metro AG(b,c,d)                                                                                  7,150,480
      10,140   Rhoen-Klinikum AG(d)                                                                               556,411
       8,090   SAP AG(b)(d)                                                                                     1,348,172
      66,601   Siemens AG(b)                                                                                    4,827,393
-------------------------------------------------------------------------------------------------------------------------
               Total Germany                                                                                   23,891,579
=========================================================================================================================

Hong Kong (1.3%)
-------------------------------------------------------------------------------------------------------------------------
     132,000   Cheung Kong Holdings, Ltd.(b)                                                                      978,074
   2,866,000   China Telecom Corporation (Hong Kong)(b)                                                         1,007,388
     872,000   Li & Fung, Ltd.(b)                                                                               1,280,554
     131,000   Sun Hung Kai Properties, Ltd.(b)                                                                 1,080,081
     778,000   Swire Pacific, Ltd.(b)                                                                           5,061,120
-------------------------------------------------------------------------------------------------------------------------
               Total Hong Kong                                                                                  9,407,217
=========================================================================================================================

Israel (0.1%)
-------------------------------------------------------------------------------------------------------------------------
      22,515   Check Point Software Technologies, Ltd.(c)                                                         607,680
-------------------------------------------------------------------------------------------------------------------------
               Total Israel                                                                                       607,680
=========================================================================================================================

Italy (3.4%)
-------------------------------------------------------------------------------------------------------------------------
     135,130   Alleanza Assicurazioni SPA(b,d)                                                                  1,546,276
     166,019   Banca Intesa SPA(b,d)                                                                              650,583
      34,800   Banco Popolare di Verona e Novara Scrl(b,d)                                                        599,230
     180,255   Eni SPA(b,d)                                                                                     3,604,486
      51,530   Mediaset SPA(b,d)                                                                                  589,438
      69,395   Mediolanum SPA(b,d)                                                                                443,599
     360,000   Riunione Adriatica di Sicurta SPA(b,c,d)                                                         6,545,877
     524,300   Saipem SPA(b,c,d)                                                                                4,782,619
     312,000   Telecom Italia Mobile SPA(b,d)                                                                   1,774,137
     545,220   Telecom Italia SPA(b,d)                                                                          1,263,310
     571,352   UniCredito Italiano SPA(b,d)                                                                     2,828,606
-------------------------------------------------------------------------------------------------------------------------
               Total Italy                                                                                     24,628,161
=========================================================================================================================

Japan (15.9%)
-------------------------------------------------------------------------------------------------------------------------
     337,300   Bridgestone Corporation(b,c,d)                                                                   6,377,298
      67,800   Canon, Inc.(b,c,d)                                                                               3,612,520
      19,500   Credit Saison Company, Ltd.(b,c)                                                                   590,169
     118,000   Dai Nippon Printing Company, Ltd.(b,c)                                                           1,895,387
     308,100   Daiichi Pharmaceutical Company, Ltd.(b,c)                                                        5,524,785
      37,000   Daikin Industries, Ltd.(b,c)                                                                       998,996
      39,300   Daito Trust Construction Company, Ltd.(b,c)                                                      1,520,023
     191,000   Daiwa Securities Group, Inc.(b)                                                                  1,385,844
      37,100   Denso Corporation(b,c)                                                                             868,005
      29,300   Fanuc, Ltd.(b)                                                                                   1,763,575
      40,700   Fujisawa Pharmaceutical Company, Ltd.(b,c)                                                         968,358
       9,900   Funai Electric Company, Ltd.(b,c)                                                                1,501,420
   1,097,000   Hitachi, Ltd.(b,c)                                                                               7,635,163
      12,300   Hoya Corporation(b)                                                                              1,294,110
      58,300   JSR Corporation(b,c)                                                                             1,101,799
         476   KDDI Corporation(b)                                                                              2,742,319
       4,200   Keyence Corporation(b,c)                                                                           962,352
      74,000   Kirin Brewery Company, Ltd.(b,c,d)                                                                 733,312
      97,500   Kyocera Corporation(b,d)                                                                         8,357,992
      62,200   MARUI Company, Ltd.(b,c)                                                                           845,056
      20,000   Matsui Securities Company, Ltd.(b,d)                                                               688,769
     239,000   Mitsubishi Corporation(b,c)                                                                      2,333,419
     132,000   Mitsubishi Estate Company, Ltd.(b,c)                                                             1,650,296
     243,000   Mitsui Fudosan Company, Ltd.(b,c)                                                                2,932,692
     225,000   Mitsui Trust Holdings, Inc.(b,c)                                                                 1,669,422
     220,000   NEC Corporation(b,c)                                                                             1,568,105
       5,800   Nidec Corporation(b,c)                                                                             597,423
     164,100   Nissan Motor Company, Ltd.(b,c)                                                                  1,835,766
     220,000   Nomura Holdings, Inc.(b)                                                                         3,281,638
     108,000   OJI Paper Company, Ltd.(b,c)                                                                       696,214
       6,200   ORIX Corporation(b,c)                                                                              713,860
      11,600   Rohm Company, Ltd.(b,c)                                                                          1,400,257
      67,500   Secom Company, Ltd.(b,c)                                                                         2,884,123
      65,000   Seven-Eleven Japan Company, Ltd.(b,c)                                                            2,135,072
      46,300   Shin-Etsu Chemical Company, Ltd.(b,c)                                                            1,668,478
       6,400   SMC Corporation(b,c)                                                                               696,731
      13,900   Softbank Corporation(b)                                                                            619,043
     317,000   Sompo Japan Insurance, Inc.(b,c)                                                                 3,268,014
     722,000   Sumitomo Metal Industries(b,c)                                                                     857,576
         446   Sumitomo Mitsui Financial Group, Inc.(b,c,d)                                                     3,088,862
   1,470,000   Sumitomo Trust and Banking Company, Ltd.(b,c)                                                   10,582,012
      62,000   Suzuki Motor Corporation(b,c)                                                                    1,097,856
     176,900   Takeda Chemical Industries, Ltd.(b,c)                                                            7,797,693
      10,550   Takefuji Corporation(b)                                                                            767,540
     188,000   Teijin, Ltd.(b,c,d)                                                                                705,643
      59,000   Toyota Motor Corporation(b)                                                                      2,403,271
      17,000   Trend Micro, Inc.(b)                                                                               764,491
         428   UFJ Holdings, Inc.(b,c)                                                                          1,919,407
      40,000   Uniden Corporation(b,c)                                                                            872,917
       5,460   USS Company, Ltd.(b,c)                                                                             471,384
      44,300   Yamanouchi Pharmaceutical Company, Ltd.(b,c)                                                     1,498,224
      47,000   Yamato Transport Company, Ltd.(b,c)                                                                770,675
-------------------------------------------------------------------------------------------------------------------------
               Total Japan                                                                                    114,915,356
=========================================================================================================================

Korea (1.2%)
-------------------------------------------------------------------------------------------------------------------------
      54,740   Kookmin Bank(b)                                                                                  1,711,555
     388,600   Korea Electric Power Corporation ADR(c,d)                                                        3,559,576
       4,740   Samsung Electronics Company, Ltd. South Korea(b)                                                 1,969,853
       7,090   SK Telecom Company, Ltd.(b)                                                                      1,172,183
-------------------------------------------------------------------------------------------------------------------------
               Total Korea                                                                                      8,413,167
=========================================================================================================================

Malaysia (0.1%)
-------------------------------------------------------------------------------------------------------------------------
     501,600   Narra Industries Bhd(c)                                                                            604,560
-------------------------------------------------------------------------------------------------------------------------
               Total Malaysia                                                                                     604,560
=========================================================================================================================

Mexico (1.5%)
-------------------------------------------------------------------------------------------------------------------------
      33,300   America Movil SA de CV ADR(c)                                                                    1,211,121
     437,000   Grupo Models SA                                                                                  1,094,300
      19,800   Grupo Televisia SA ADR                                                                             896,346
     190,000   Telefonos de Mexico SA de CV ADR                                                                 6,321,300
     459,338   Wal-Mart de Mexico SA de CV                                                                      1,362,123
-------------------------------------------------------------------------------------------------------------------------
               Total Mexico                                                                                    10,885,190
=========================================================================================================================

Netherlands (4.1%)
-------------------------------------------------------------------------------------------------------------------------
     338,500   ABN Amro Holding NV(b,c)                                                                         7,441,234
      62,860   Akzo Nobel NV(b,d)                                                                               2,325,751
      79,170   ASML Holding NV(b,c)                                                                             1,353,702
     416,034   ING Groep NV(b)                                                                                  9,870,165
     229,400   Koninklijke (Royal) KPN NV(b)                                                                    1,757,273
      86,858   Koninklijke (Royal) Philips Electronics NV(b)                                                    2,362,349
      53,550   Koninklijke Numico NV(b)                                                                         1,725,745
      29,100   Reed Elsevier NV(b)                                                                                410,162
      16,078   Royal Dutch Petroleum Company(b,d)                                                                 830,330
      35,354   STMicroelectronics(b,d)                                                                            781,001
      41,610   Wolters Kluwer NV(b)                                                                               757,121
-------------------------------------------------------------------------------------------------------------------------
               Total Netherlands                                                                               29,614,833
=========================================================================================================================

Norway (0.1%)
-------------------------------------------------------------------------------------------------------------------------
      25,430   Orkla ASA(b,d)                                                                                     638,054
-------------------------------------------------------------------------------------------------------------------------
               Total Norway                                                                                       638,054
=========================================================================================================================

Portugal (1.0%)
-------------------------------------------------------------------------------------------------------------------------
     679,200   Portugal Telecom SGPS SA(b)                                                                      7,353,606
-------------------------------------------------------------------------------------------------------------------------
               Total Portugal                                                                                   7,353,606
=========================================================================================================================

Russia (0.5%)
-------------------------------------------------------------------------------------------------------------------------
       7,730   LUKOIL Holdings GDR(c)                                                                             813,196
       2,500   LUKOIL Holdings, Sponsored ADR                                                                     263,000
      18,000   Mining and Metallurgical Company Norilsk Nickel                                                    999,000
      38,150   YUKOS Oil Company ADR(c,d)                                                                       1,213,170
-------------------------------------------------------------------------------------------------------------------------
               Total Russia                                                                                     3,288,366
=========================================================================================================================

Singapore (1.6%)
-------------------------------------------------------------------------------------------------------------------------
     822,000   Keppel Corporation(b,c,d)                                                                        3,381,057
   1,086,112   United Overseas Bank, Ltd.(b)                                                                    8,475,835
-------------------------------------------------------------------------------------------------------------------------
               Total Singapore                                                                                 11,856,892
=========================================================================================================================

Spain (4.6%)
-------------------------------------------------------------------------------------------------------------------------
     721,324   Banco Bilbao Vizcaya Argentaria SA(b,c,d)                                                        9,700,706
     178,064   Banco Santander Central Hispano SA(b,d)                                                          1,859,392
      55,854   Endesa SA(b,c,d)                                                                                 1,073,451
      45,590   Gas Natural SDG SA(b,c,d)                                                                        1,092,213
      13,900   Gestevision Telecinco SA(c)                                                                        207,511
     358,900   Iberdrola SA(b,c,d)                                                                              7,581,746
      53,400   Industria de Diseno Textil SA(b,d)                                                               1,227,667
     365,962   Repsol YPF SA(b,c,d)                                                                             8,018,482
     134,466   Telefonica SA(b,c)                                                                               1,999,124
      17,433   Telefonica SA ADR(c)                                                                               778,035
-------------------------------------------------------------------------------------------------------------------------
               Total Spain                                                                                     33,538,327
=========================================================================================================================

Sweden (2.8%)
-------------------------------------------------------------------------------------------------------------------------
     170,000   Atlas Copco AB(b,c,d)                                                                            6,343,216
     336,695   Electrolux AB(b,d)                                                                               6,474,551
      69,980   Hennes & Mauritz AB(b)                                                                           1,812,236
      10,120   Sandvik AB(b)                                                                                      347,201
     243,160   Securitas AB(b,d)                                                                                3,054,345
      32,700   Tele2 AB(b,d)                                                                                    1,437,535
     270,014   Telefonaktiebolaget LM Ericsson(b)                                                                 807,354
-------------------------------------------------------------------------------------------------------------------------
               Total Sweden                                                                                    20,276,438
=========================================================================================================================

Switzerland (6.3%)
-------------------------------------------------------------------------------------------------------------------------
      70,970   Adecco SA(b,c,d)                                                                                 3,546,211
      84,120   Credit Suisse Group(b,c)                                                                         3,004,670
      12,000   Givaudan SA(b,c)                                                                                 6,957,667
     130,857   Holcim, Ltd.(b,c,d)                                                                              7,139,250
      45,012   Nestle SA(b)                                                                                    12,021,532
      15,000   Roche Holding AG(b)                                                                              1,488,397
      50,900   Swatch Group AG(b,c,d)                                                                           6,639,491
      66,228   UBS AG(b)                                                                                        4,687,847
-------------------------------------------------------------------------------------------------------------------------
               Total Switzerland                                                                               45,485,065
=========================================================================================================================

Taiwan (0.5%)
-------------------------------------------------------------------------------------------------------------------------
     771,850   Chinatrust Financial Holdings Company, Ltd.(b,c)                                                   863,903
   2,003,812   Taiwan Semiconductor Manufacturing Company, Ltd.(b)                                              2,892,238
-------------------------------------------------------------------------------------------------------------------------
               Total Taiwan                                                                                     3,756,141
=========================================================================================================================

United Kingdom (16.0%)
-------------------------------------------------------------------------------------------------------------------------
      52,566   Abbey National plc(b)                                                                              492,075
      68,821   AstraZeneca plc(b)                                                                               3,101,638
      32,183   Autonomy Corporation plc(b,c)                                                                      147,514
     110,288   British Sky Broadcasting Group plc(b)                                                            1,247,330
     101,849   Cadbury Schweppes plc(b)                                                                           880,733
      60,900   Capita Group plc(b)                                                                                353,284
      12,076   Carnival plc(b)                                                                                    588,551
     259,100   Centricia plc(b)                                                                                 1,060,083
     683,650   Compass Group plc(b,c)                                                                           4,194,764
     137,096   Diageo plc(b)                                                                                    1,853,257
      99,962   DS Smith plc(c)                                                                                    293,686
     157,540   Electrocomponents plc(b)                                                                         1,024,124
     796,904   GlaxoSmithKline plc(b)                                                                          16,240,708
     779,600   Hanson plc(b,c)                                                                                  5,393,011
     592,749   Hays plc(b)                                                                                      1,329,332
      90,000   Hilton Group plc(b,c)                                                                              452,954
      89,574   Kesa Electricals plc(b)                                                                            471,831
     756,138   Kingfisher plc(b)                                                                                3,947,715
     810,000   Lloyds TSB Group plc(b,c)                                                                        6,364,244
   1,104,600   Marks and Spencer Group plc(b,c)                                                                 7,304,303
     311,900   MFI Furniture Group plc(b)                                                                        $859,224
     615,300   Pearson plc(b)                                                                                   7,513,489
     317,108   Reed Elsevier plc(b)                                                                             3,089,589
     113,443   Rio Tinto plc(b)                                                                                 2,741,601
     476,195   Royal Bank of Scotland Group plc(b)                                                             13,782,538
     645,247   Shell Transport & Trading Company plc(b)                                                         4,746,790
      48,300   Standard Chartered plc(b)                                                                          789,645
     492,140   Tesco plc(b)                                                                                     2,386,442
     254,828   Tomkins plc(b)                                                                                   1,271,968
     205,822   Unilever plc(b)                                                                                  2,026,455
     105,629   United Busines Media plc(b)                                                                        978,764
   6,796,565   Vodafone Group plc(b)                                                                           14,944,061
     311,900   William Morrison Supermarkets plc(b)                                                             1,317,458
     272,520   WPP Group plc(b)                                                                                 2,780,159
-------------------------------------------------------------------------------------------------------------------------
               Total United Kingdom                                                                           115,969,320
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $575,317,020)                                                         570,680,893
=========================================================================================================================
   Shares or
   Principal
      Amount   Collateral Held for Securities Loaned (17.8%)            Interest Rate(e)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
 128,985,278   State Street Navigator Securities Lending Prime
               Portfolio                                                        1.230%              N/A      $128,985,278
         $87   U.S. Treasury Bonds                                              3.875         4/15/2029               128
      46,077   U.S. Treasury Notes                                              3.875         1/15/2009            59,828
         871   U.S. Treasury Notes                                              4.250         1/15/2010             1,134
       1,272   U.S. Treasury Notes                                              5.750         8/15/2010             1,415
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned
               (cost $129,047,783)                                                                            129,047,783
=========================================================================================================================
   Principal
      Amount   Short-Term Investments (3.3%)                            Interest Rate(e)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  $8,410,000   New Center Asset Trust                                           1.460%         7/1/2004        $8,410,000
   9,910,000   Cargill Global Funding plc                                       1.500          7/1/2004         9,910,000
   5,480,000   UBS Finance Corporation                                          1.450          7/1/2004         5,480,000
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                23,800,000
-------------------------------------------------------------------------------------------------------------------------
               Total Portfolio (cost $728,164,803)                                                           $723,528,676
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) Security is fair valued as discussed in the notes to
    the financial statements.

(c) Non-income producing security.

(d) All or a portion of the security is on loan as
    discussed in item 2(L) of the Notes to Financial
    Statements

(e) The interest rate shown reflects the coupon rate,
    yield or, for securities purchased at a discount, the
    discount rate at the date of purchase.

(f) Miscellaneous footnotes:
    ADR -- American Depository Receipts, which are certificates for shares of an underlying foreign security's shares held by an issuing U.S. depository bank.
    GDR -- Global Depository Receipts, which are certificates
    for shares of an underlying foreign security's shares held by an issuing depository bank from more than one country.

The accompanying notes to the financial statements
are an integral part of this schedule.

Partner All Cap Portfolio
Schedule of Investments as of June 30, 2004 (unaudited)(a)

      Shares   Common Stock (92.8%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Communications Services (3.3%)
-------------------------------------------------------------------------------------------------------------------------
      17,400   BellSouth Corporation                                                                             $456,228
      28,300   Nextel Communications, Inc.(b)                                                                     754,478
      22,800   Western Wireless Corporation(b)                                                                    659,148
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                    1,869,854
=========================================================================================================================

Consumer Discretionary (10.0%)
-------------------------------------------------------------------------------------------------------------------------
      34,250   Aeropostale, Inc.                                                                                  921,668
      14,900   American Eagle Outfitters, Inc.(b)                                                                 430,759
       9,300   AnnTaylor Stores Corporation                                                                       269,514
       2,500   Autoliv, Inc.                                                                                      105,500
       4,500   Best Buy Company, Inc.                                                                             228,330
       9,200   Comcast Corporation(b)                                                                             254,012
       2,600   D.R. Horton, Inc.                                                                                   73,840
       2,500   Federated Department Stores, Inc.                                                                  122,750
      15,900   Fox Entertainment Group, Inc.(b)                                                                   424,530
      11,300   Gap, Inc.                                                                                          274,025
       2,600   Hovnanian Enterprises, Inc.(c)                                                                      90,246
      15,700   McDonald's Corporation                                                                             408,200
       5,800   MGM Mirage, Inc.                                                                                   272,252
      10,600   Multimedia Games, Inc.(c)                                                                          284,292
      13,500   Office Depot, Inc.(b)                                                                              241,785
       9,700   Royal Caribbean Cruises, Ltd.(c)                                                                   421,077
       5,800   Staples, Inc.                                                                                      169,998
      16,100   The DIRECTV Group, Inc.(b)                                                                         275,310
       5,700   Timberland Company(b)                                                                              368,163
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                     5,636,251
=========================================================================================================================

Consumer Staples (10.4%)
-------------------------------------------------------------------------------------------------------------------------
      16,100   Archer-Daniels-Midland Company                                                                     270,158
       7,800   Bunge Limited Finance Corporation                                                                  303,732
       6,800   Corn Products International, Inc.                                                                  316,540
      13,100   Costco Wholesale Corporation                                                                       538,017
      14,500   CVS Corporation                                                                                    609,290
      19,600   Estee Lauder Companies                                                                             956,088
      15,500   Gillette Company                                                                                   657,200
      21,300   NBTY, Inc.(b)                                                                                      626,007
       9,200   PepsiCo, Inc.                                                                                      495,696
      19,700   Wal-Mart Stores, Inc.                                                                            1,039,372
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                           5,812,100
=========================================================================================================================

Energy (6.0%)
-------------------------------------------------------------------------------------------------------------------------
      14,600   Exxon Mobil Corporation                                                                            648,386
       6,100   Frontline, Ltd.(b,c)                                                                               210,511
       9,900   Overseas Shipholding Group, Inc.                                                                   436,887
       4,600   Premcor, Inc.(b)                                                                                   172,500
      23,200   Quicksilver Resources, Inc.(b,c)                                                                   747,830
      11,900   Teekay Shipping Corporation                                                                        444,822
       8,600   Valero Energy Corporation                                                                          634,336
       5,700   Williams Companies, Inc.                                                                            67,830
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     3,363,102
=========================================================================================================================

Financials (19.1%)
-------------------------------------------------------------------------------------------------------------------------
       4,600   ACE, Ltd.                                                                                          194,488
       7,000   Ambac Financial Group, Inc.                                                                        514,080
       2,200   American International Group, Inc.                                                                 156,816
      20,200   Ameritrade Holding Corporation(b)                                                                  229,270
      16,700   Bank of America Corporation                                                                      1,413,154
       5,200   Bank One Corporation                                                                               265,200
       8,800   Citigroup, Inc.                                                                                    409,200
      19,449   Countrywide Financial Corporation                                                                1,366,292
       5,800   Endurance Specialty Holdings, Ltd.(b)                                                              201,840
       5,900   Federal National Mortgage Corporation                                                              421,024
       9,902   Fidelity National Financial, Inc.                                                                  369,741
      11,200   First American Corporation                                                                         289,968
       4,900   Golden West Financial Corporation                                                                  521,115
       5,400   Goldman Sachs Group, Inc.                                                                          508,464
      21,900   J.P. Morgan Chase & Company                                                                        849,063
      16,400   Janus Capital Group, Inc.                                                                          270,436
      24,800   MBNA Corporation                                                                                   639,592
      11,900   PartnerRe, Ltd.                                                                                    675,087
       6,900   Radian Group, Inc.                                                                                 330,510
       5,300   Torchmark Corporation                                                                              285,140
      11,700   W.R. Berkley Corporation                                                                           502,515
       6,700   Wachovia Corporation                                                                               298,150
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                10,711,145
=========================================================================================================================

Health Care (12.6%)
-------------------------------------------------------------------------------------------------------------------------
       3,100   Allergan, Inc.                                                                                     277,512
       6,300   Amgen, Inc.(b)                                                                                     343,791
       4,500   Biomet, Inc.                                                                                       199,980
       2,400   Boston Scientific Corporation                                                                      102,720
      22,800   Caremark Rx, Inc.(b)                                                                               751,032
       7,100   Coventry Health Care, Inc.                                                                         347,190
       3,100   Eli Lilly and Company                                                                              216,721
       1,400   Guidant Corporation                                                                                 78,232
      11,590   Johnson & Johnson                                                                                  645,563
       9,100   Medtronic, Inc.                                                                                    443,352
       8,900   Merck & Company, Inc.                                                                              422,750
       7,500   Millennium Pharmaceuticals, Inc.(b)                                                                103,500
       7,800   Pediatrix Medical Group, Inc.(b)                                                                   544,830
      47,770   Pfizer, Inc.                                                                                     1,637,556
       4,800   ResMed, Inc.(b)                                                                                    244,608
       3,500   Sepracor, Inc.(b,c)                                                                                185,150
       5,400   St. Jude Medical, Inc.(b)                                                                          408,510
         100   WellCare Health Plans, Inc.(b)                                                                       1,700
       1,500   Zimmer Holdings, Inc.(b)                                                                           132,300
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                                7,086,997
=========================================================================================================================

Industrials (10.5%)
-------------------------------------------------------------------------------------------------------------------------
       8,900   3M Company                                                                                         801,089
      27,000   AirTran Holdings, Inc.(b,c)                                                                        381,780
       3,800   Cummins, Inc.(c)                                                                                   237,500
       1,200   Deere & Company                                                                                     84,168
      52,600   General Electric Company                                                                         1,704,240
       9,000   Goodrich Corporation                                                                               290,970
      12,100   Honeywell International, Inc.                                                                      443,223
       3,000   ITT Industries, Inc.                                                                               249,000
      13,900   Joy Global Inc.                                                                                    416,166
      14,300   Robert Half International, Inc.                                                                    425,711
       4,900   Rockwell Collins, Inc.                                                                             163,268
      18,700   Tyco International, Ltd.                                                                           619,718
       2,400   Universal Technical Institute, Inc.(b)                                                              95,952
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                                5,912,785
=========================================================================================================================

Information Technology (15.7%)
-------------------------------------------------------------------------------------------------------------------------
      44,200   Agere Systems, Inc.(b)                                                                             101,660
      30,700   Akamai Technologies, Inc.(b,c)                                                                     551,065
      17,000   Amdocs, Ltd.(b)                                                                                    398,310
       6,400   Analog Devices, Inc.                                                                               301,312
      13,100   Apple Computer, Inc.(b)                                                                            426,274
      22,900   Avaya, Inc.(b)                                                                                     361,591
       4,800   Cisco Systems, Inc.(b)                                                                             113,760
      22,100   Comverse Technology, Inc.(b)                                                                       440,674
       2,900   Dell, Inc.(b)                                                                                      103,878
      10,400   DST Systems, Inc.(b)                                                                               500,136
       5,800   Hewlett-Packard Company                                                                            122,380
      25,100   Intel Corporation                                                                                  692,760
         800   International Business Machines Corporation                                                         70,520
      10,400   Marvell Technology Group, Ltd.                                                                     277,680
      56,400   Microsoft Corporation                                                                            1,610,784
      29,700   Motorola, Inc.                                                                                     542,025
       8,100   National Semiconductor Corporation                                                                 178,119
       8,700   Oracle Corporation(b)                                                                              103,791
       9,300   QUALCOMM, Inc.                                                                                     678,714
      14,000   Scientific-Atlanta, Inc.                                                                           483,000
       9,200   Siebel Systems, Inc.(b)                                                                             98,256
       2,400   Silicon Laboratories, Inc.(b,c)                                                                    111,240
       4,100   Texas Instruments, Inc.                                                                             99,138
       3,200   Xilinx, Inc.                                                                                       106,592
      10,200   Yahoo!, Inc.                                                                                       370,566
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                     8,844,225
=========================================================================================================================

Materials (2.7%)
-------------------------------------------------------------------------------------------------------------------------
       3,100   Arch Coal, Inc.                                                                                    113,429
       1,600   Ball Corporation                                                                                   115,280
       3,500   Consol Energy, Inc.(c)                                                                             126,000
       6,600   Dow Chemical Company                                                                               268,620
         900   Georgia-Pacific Corporation                                                                         33,282
       4,400   International Paper Company                                                                        196,680
       3,400   Massey Energy Company                                                                               95,914
       4,500   Newmont Mining Corporation                                                                         174,420
       2,100   Peabody Energy Corporation                                                                         117,579
       2,000   Phelps Dodge Corporation(b)                                                                        155,020
       3,500   Praxair, Inc.                                                                                      139,685
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                  1,535,909
=========================================================================================================================

Utilities (2.5%)
-------------------------------------------------------------------------------------------------------------------------
      97,200   AES Corporation(b)                                                                                 965,196
      11,600   Constellation Energy Group, Inc.                                                                   439,640
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  1,404,836
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $48,263,009)                                                           52,177,204
=========================================================================================================================
      Shares   Collateral Held for Securities Loaned (5.6%)             Interest Rate(d)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
   3,174,263   State Street Navigator Securities Lending Prime
               Portfolio                                                        1.230%              N/A        $3,174,263
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned
               (cost $3,174,263)                                                                                3,174,263
=========================================================================================================================
   Principal
      Amount   Short-Term Investments (1.6%)                            Interest Rate(d)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
    $895,000   State Street Bank Repurchase Agreement(e)                        0.750%         7/1/2004          $895,000
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                   895,000
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $52,332,272)                                                           $56,246,466
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as
    discussed in item 2(L) of the Notes to Financial
    Statements.

(d) The interest rate shown reflects the yield.

(e) Repurchase agreement dated June 30, 2004, $895,019
    maturing July 1, 2004, collateralized by $914,825 of
    Federal Home Loan Bank Medium Term Notes, 1.64% due
    June 17, 2005.

The accompanying notes to the financial statements
are an integral part of this schedule.

Large Cap Growth Portfolio
Schedule of Investments as of June 30, 2004 (unaudited)(a)

      Shares   Common Stock (94.5%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Communications Services (0.7%)
-------------------------------------------------------------------------------------------------------------------------
     378,900   Nextel Communications, Inc.(b)                                                                 $10,101,474
     187,900   Triton PCS Holdings, Inc.(b,c)                                                                     819,244
      65,100   Verizon Communications, Inc.                                                                     2,355,969
     166,850   Vodafone Group plc ADR                                                                           3,687,385
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                   16,964,072
=========================================================================================================================

Consumer Discretionary (14.3%)
-------------------------------------------------------------------------------------------------------------------------
      69,900   Advance Auto Parts, Inc.                                                                         3,088,182
     180,850   Amazon.com, Inc.(b)                                                                              9,838,240
     144,350   AnnTaylor Stores Corporation                                                                     4,183,263
      49,150   Applebee's International, Inc.                                                                   1,131,433
     111,300   Aztar Corporation(b,c)                                                                           3,116,400
     242,500   Bed Bath & Beyond, Inc.(b)                                                                       9,324,125
     162,200   Best Buy Company, Inc.                                                                           8,230,028
     208,700   Carnival Corporation                                                                             9,808,900
     192,400   Clear Channel Communications, Inc.                                                               7,109,180
     200,400   Coach, Inc.                                                                                      9,056,076
     541,895   Comcast Corporation(b)                                                                          14,961,721
      92,200   Eastman Kodak Company                                                                            2,487,556
     414,600   eBay, Inc.                                                                                      38,122,470
     152,400   EchoStar Communications Corporation(b)                                                           4,686,300
     107,400   Fred's, Inc.(c)                                                                                  2,372,466
      55,100   Gannett Company, Inc.                                                                            4,675,235
     292,750   Gap, Inc.                                                                                        7,099,188
     127,100   Harley-Davidson, Inc.                                                                            7,872,574
     421,995   Home Depot, Inc.                                                                                14,854,224
     309,150   InterActiveCorp(b,c)                                                                             9,317,781
     421,200   International Game Technology                                                                   16,258,320
     267,600   Kohl's Corporation(b)                                                                           11,314,128
     368,400   Lowe's Companies, Inc.                                                                          19,359,420
      64,400   Marriott International, Inc.                                                                     3,212,272
     164,600   McDonald's Corporation                                                                           4,279,600
     148,600   NIKE, Inc.                                                                                      11,256,450
     124,800   Omnicom Group, Inc.                                                                              9,471,072
      87,300   Pulte Homes, Inc.                                                                                4,542,219
     328,600   Staples, Inc.                                                                                    9,631,266
     220,400   Starbucks Corporation(b)                                                                         9,582,992
     211,300   Starwood Hotels & Resorts Worldwide, Inc.                                                        9,476,805
      32,900   Station Casinos, Inc.                                                                            1,592,360
      97,200   Talbots, Inc.(c)                                                                                 3,805,380
     346,300   Target Corporation                                                                              14,707,361
      81,100   Tiffany & Company                                                                                2,988,535
     973,805   Time Warner, Inc.(b)                                                                            17,119,492
     165,300   TJX Companies, Inc.                                                                              3,990,342
     102,600   Toll Brothers, Inc.(b,c)                                                                         4,342,032
     343,750   Univision Communications, Inc.(b,c)                                                             10,975,938
     482,145   Viacom, Inc.                                                                                    17,222,219
     450,500   Walt Disney Company                                                                             11,483,245
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                   367,946,790
=========================================================================================================================

Consumer Staples (7.4%)
-------------------------------------------------------------------------------------------------------------------------
      86,600   Altria Group, Inc.                                                                               4,334,330
     147,400   Avon Products, Inc.                                                                              6,801,036
     530,050   Coca-Cola Company                                                                               26,756,924
     228,000   Colgate-Palmolive Company                                                                       13,326,600
     146,800   Costco Wholesale Corporation                                                                     6,029,076
     275,900   Gillette Company                                                                                11,698,160
     470,350   PepsiCo, Inc.                                                                                   25,342,458
     647,000   Procter & Gamble Company                                                                        35,222,680
     267,100   SYSCO Corporation                                                                                9,580,877
     721,700   Wal-Mart Stores, Inc.                                                                           38,076,892
     374,700   Walgreen Company                                                                                13,567,887
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                         190,736,920
=========================================================================================================================

Energy (2.9%)
-------------------------------------------------------------------------------------------------------------------------
      96,694   Apache Corporation                                                                               4,211,024
     150,000   Baker Hughes, Inc.                                                                               5,647,500
     180,450   BJ Services Company(b)                                                                           8,271,828
     161,600   Burlington Resources, Inc.                                                                       5,846,688
     397,500   Chesapeake Energy Corporation(c)                                                                 5,851,200
      90,500   ENSCO International, Inc.(c)                                                                     2,633,550
      24,400   EOG Resources, Inc.                                                                              1,456,924
     143,500   Exxon Mobil Corporation                                                                          6,372,835
      98,200   Nabors Industries, Ltd.(b)                                                                       4,440,604
     218,100   Schlumberger, Ltd.                                                                              13,851,531
      96,665   Smith International, Inc.(b,c)                                                                   5,390,040
     125,300   Transocean, Inc.(b)                                                                              3,626,182
     205,800   XTO Energy, Inc.(c)                                                                              6,130,782
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    73,730,688
=========================================================================================================================

Financials (10.3%)
-------------------------------------------------------------------------------------------------------------------------
      96,200   ACE, Ltd.                                                                                        4,067,336
     120,200   Allstate Corporation                                                                             5,595,310
     395,850   American Express Company                                                                        20,338,773
     518,400   American International Group, Inc.                                                              36,951,552
     132,953   Bank of America Corporation                                                                     11,250,483
     110,000   Capital One Financial Corporation                                                                7,521,800
     317,850   Charles Schwab Corporation                                                                       3,054,538
     823,200   Citigroup, Inc.                                                                                 38,278,800
      84,950   Countrywide Financial Corporation                                                                5,967,738
      61,200   Federal Home Loan Mortgage Corporation                                                           3,873,960
     273,865   Federal National Mortgage Corporation                                                           19,543,006
      50,200   Golden West Financial Corporation                                                                5,338,770
     229,000   Goldman Sachs Group, Inc.                                                                       21,562,640
     128,500   J.P. Morgan Chase & Company                                                                      4,981,945
      64,100   Legg Mason, Inc.                                                                                 5,833,741
      72,000   Lehman Brothers Holdings, Inc.                                                                   5,418,000
     362,300   MBNA Corporation                                                                                 9,343,717
     200,700   Merrill Lynch & Company, Inc.                                                                   10,833,786
     206,600   Morgan Stanley and Company                                                                      10,902,282
     131,100   PMI Group, Inc.                                                                                  5,705,472
     327,200   Providian Financial Corporation(b)                                                               4,800,024
      78,300   Radian Group, Inc.                                                                               3,750,570
     339,100   SLM Corporation                                                                                 13,716,595
     232,500   U.S. Bancorp                                                                                     6,407,700
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                               265,038,538
=========================================================================================================================

Health Care (18.7%)
-------------------------------------------------------------------------------------------------------------------------
     318,750   Abbott Laboratories                                                                             12,992,250
      65,000   Allergan, Inc.                                                                                   5,818,800
     678,300   Amgen, Inc.(b)                                                                                  37,014,831
      48,600   Anthem, Inc.(b)                                                                                  4,352,616
     102,800   Biogen Idec, Inc.(b)                                                                             6,502,100
     679,200   Boston Scientific Corporation                                                                   29,069,760
      94,500   Cardinal Health, Inc.                                                                            6,619,725
     398,664   Caremark Rx, Inc.(b)                                                                            13,131,992
      91,600   Community Health Systems, Inc.(b)                                                                2,452,132
      87,900   Dentsply International, Inc.                                                                     4,579,590
     280,800   Eli Lilly and Company                                                                           19,630,728
     247,710   Forest Laboratories, Inc.(b)                                                                    14,027,817
     503,000   Genentech, Inc.                                                                                 28,268,600
     135,100   Genzyme Corporation(b)                                                                           6,394,283
     285,500   Gilead Sciences, Inc.(b)                                                                        19,128,500
     227,200   Guidant Corporation                                                                             12,695,936
     117,000   HCA, Inc.                                                                                        4,866,030
     111,200   IVAX Corporation(b,c)                                                                            2,667,688
     670,400   Johnson & Johnson                                                                               37,341,280
     556,000   Medtronic, Inc.                                                                                 27,088,320
     138,800   Merck & Company, Inc.                                                                            6,593,000
      79,000   Neurocrine Biosciences, Inc.(b,c)                                                                4,096,150
      47,300   Omnicare, Inc.(c)                                                                                2,024,913
   2,308,555   Pfizer, Inc.                                                                                    79,137,265
     165,000   St. Jude Medical, Inc.(b)                                                                       12,482,250
     162,700   Stryker Corporation                                                                              8,948,500
     289,500   Teva Pharmaceutical Industries, Ltd.(c)                                                         19,480,455
     331,900   UnitedHealth Group, Inc.                                                                        20,660,775
      38,400   WellPoint Health Networks, Inc.(b)                                                               4,301,184
     187,200   Wyeth Corporation                                                                                6,769,152
     232,900   Zimmer Holdings, Inc.(b)                                                                        20,541,780
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                              479,678,402
=========================================================================================================================

Industrials (9.1%)
-------------------------------------------------------------------------------------------------------------------------
     290,300   3M Company                                                                                      26,129,903
     132,500   Allied Waste Industries, Inc.(b)                                                                 1,746,350
      82,700   Apollo Group, Inc. (University of Phoenix Online)                                                7,301,583
      42,600   Career Education Corporation                                                                     1,940,856
     106,800   Caterpillar, Inc.                                                                                8,484,192
     366,800   Cendant Corporation                                                                              8,979,264
     181,500   Danaher Corporation                                                                              9,410,775
      34,200   Deere & Company                                                                                  2,398,788
     154,100   FedEx Corporation                                                                               12,588,429
      39,400   General Dynamics Corporation                                                                     3,912,420
   2,214,700   General Electric Company                                                                        71,756,280
      50,900   Illinois Tool Works, Inc.                                                                        4,880,801
     128,400   L-3 Communications Holdings, Inc.(c)                                                             8,577,120
      25,400   Lockheed Martin Corporation                                                                      1,322,832
      93,500   Manpower, Inc.                                                                                   4,746,995
     117,600   Masco Corporation                                                                                3,666,768
      75,800   Monster Worldwide, Inc.(b)                                                                       1,949,576
     367,500   Northwest Airlines Corporation(b,c)                                                              4,086,600
     102,300   Rockwell Automation, Inc.                                                                        3,837,273
     656,700   Tyco International, Ltd.(c)                                                                     21,763,038
     211,900   United Parcel Service, Inc.                                                                     15,928,523
     103,250   United Technologies Corporation                                                                  9,445,310
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                              234,853,676
=========================================================================================================================

Information Technology (29.7%)
-------------------------------------------------------------------------------------------------------------------------
     339,700   Accenture, Ltd.(b)                                                                               9,334,956
     949,300   ADC Telecommunications, Inc.(b)                                                                  2,696,012
     105,700   Adobe Systems, Inc.                                                                              4,915,050
     167,300   Agilent Technologies, Inc.(b)                                                                    4,898,544
     283,000   Altera Corporation(b)                                                                            6,288,260
     358,700   Analog Devices, Inc.                                                                            16,887,596
     234,000   Andrew Corporation(b)                                                                            4,682,340
     138,000   Apple Computer, Inc.(b)                                                                          4,490,520
   1,077,550   Applied Materials, Inc.(b)                                                                      21,141,531
      54,600   Automatic Data Processing, Inc.                                                                  2,286,648
     320,850   BEA Systems, Inc.(b)                                                                             2,637,387
     187,000   Broadcom Corporation(b)                                                                          8,745,990
     214,000   Check Point Software Technologies, Ltd.(b,c)                                                     5,775,860
   3,233,300   Cisco Systems, Inc.(b)                                                                          76,629,210
      68,500   Cognos, Inc.(b)                                                                                  2,476,960
      45,800   Computer Associates International, Inc.                                                          1,285,148
      82,200   Computer Sciences Corporation(b)                                                                 3,816,546
     183,400   Comverse Technology, Inc.(b)                                                                     3,656,996
     722,300   Corning, Inc.(b)                                                                                 9,433,238
     159,100   Cypress Semiconductor Corporation(b,c)                                                           2,257,629
   1,384,300   Dell, Inc.(b)                                                                                   49,585,626
     345,370   Electronic Arts, Inc.                                                                           18,839,934
     112,300   Electronics for Imaging, Inc.(b,c)                                                               3,173,598
   1,556,600   EMC Corporation(b)                                                                              17,745,240
     388,350   First Data Corporation                                                                          17,289,342
     179,625   Fiserv, Inc.(b)                                                                                  6,985,616
     329,800   Flextronics International, Ltd.(b)                                                               5,260,310
     236,605   Hewlett-Packard Company                                                                          4,992,366
   2,288,850   Intel Corporation                                                                               63,172,260
     126,700   International Business Machines Corporation                                                     11,168,605
      65,000   Juniper Networks, Inc.(b,c)                                                                      1,597,050
     108,850   KLA-Tencor Corporation(b)                                                                        5,375,013
      61,200   Lexmark International, Inc.(b)                                                                   5,907,636
     269,200   Linear Technology Corporation                                                                   10,625,324
      75,200   Marvell Technology Group, Ltd.                                                                   2,007,840
     259,100   Maxim Integrated Products, Inc.                                                                 13,582,022
      97,600   McAfee, Inc.(b)                                                                                  1,769,488
     117,800   Mercury Interactive Corporation(b)                                                               5,869,974
     218,350   Microchip Technology, Inc.                                                                       6,886,759
   3,045,600   Microsoft Corporation                                                                           86,982,335
     606,500   Motorola, Inc.                                                                                  11,068,625
     207,250   Nasdaq (100) Trust(c)                                                                            7,823,688
     104,300   National Semiconductor Corporation                                                               2,293,557
     127,800   Network Appliance, Inc.(b)                                                                       2,751,534
     276,020   Nokia Corporation ADR                                                                            4,013,331
     544,600   Nortel Networks Corporation(b)                                                                   2,717,554
     397,400   Novell, Inc.(b)                                                                                  3,334,186
   1,083,400   Oracle Corporation(b)                                                                           12,924,962
     303,000   Paychex, Inc.                                                                                   10,265,640
      89,400   PerkinElmer, Inc.                                                                               $1,791,576
     413,350   QUALCOMM, Inc.                                                                                  30,166,283
     130,200   Research in Motion, Ltd.(d)                                                                      8,910,888
     147,500   Sabre Holdings Corporation                                                                       4,087,225
     304,400   SAP AG(c)                                                                                       12,726,964
     215,700   Siebel Systems, Inc.(b)                                                                          2,303,676
     410,700   Sun Microsystems, Inc.(b)                                                                        1,782,438
     221,400   Symantec Corporation                                                                             9,692,892
     262,500   Symbol Technologies, Inc.                                                                        3,869,250
     218,500   Telefonaktiebolaget LM Ericsson(b,c)                                                             6,537,520
     773,400   Texas Instruments, Inc.                                                                         18,700,812
      98,500   Thermo Electron Corporation(b)                                                                   3,027,890
     314,400   Tibco Software, Inc.(b,c)                                                                        2,656,680
     606,100   United Microelectronics Corporation ADR(b,c)                                                     2,612,291
     307,900   VeriSign, Inc.(b)                                                                                6,127,210
     533,000   VERITAS Software Corporation(b)                                                                 14,764,100
     112,000   Waters Corporation(b)                                                                            5,351,360
     243,300   Xilinx, Inc.                                                                                     8,104,323
     838,300   Yahoo!, Inc.                                                                                    30,455,439
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                   764,014,653
=========================================================================================================================

Materials (0.8%)
-------------------------------------------------------------------------------------------------------------------------
     127,500   Ecolab, Inc.                                                                                     4,041,750
      88,100   International Steel Group, Inc.(b,c)                                                             2,620,975
      42,800   Peabody Energy Corporation                                                                       2,396,372
      43,800   Phelps Dodge Corporation(b)                                                                      3,394,938
     181,200   Praxair, Inc.                                                                                    7,231,692
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                 19,685,727
=========================================================================================================================

Miscellaneous (0.6%)
-------------------------------------------------------------------------------------------------------------------------
     144,800   S&P 400 Mid-Cap Depository Receipts                                                             16,109,000
-------------------------------------------------------------------------------------------------------------------------
               Total Miscellaneous                                                                             16,109,000
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $2,211,424,219)                                                     2,428,758,466
=========================================================================================================================
   Shares or
   Principal
      Amount   Collateral Held for Securities Loaned (4.4%)             Interest Rate(e)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
 113,162,813   State Street Navigator Securities Lending Prime
               Portfolio                                                        1.230%              N/A      $113,162,813
      $4,670   U.S. Treasury Bonds                                             11.250         2/15/2015             7,404
      15,178   U.S. Treasury Bonds                                              8.750         5/15/2017            20,749
      10,274   U.S. Treasury Bonds                                              8.875         2/15/2019            14,565
     210,152   U.S. Treasury Bonds                                              8.000        11/15/2021           277,660
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned (cost
               $113,483,191)                                                                                  113,483,191
=========================================================================================================================
   Principal
      Amount   Short-Term Investments (1.1%)                            Interest Rate(e)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
 $17,625,000   Cargill Global Funding plc                                       1.460%         7/1/2004       $17,625,000
   3,425,000   Starfish Global Funding, LLC                                     1.060          7/1/2004         3,425,000
   8,000,000   Toyota Credit Puerto Rico                                        1.460          7/1/2004         8,000,000
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                29,050,000
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $2,353,957,410)                                                     $2,571,291,657
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as
    discussed in item 2(L) of the Notes to Financial
               Statements.

(d) At June 30, 2004, 33,100 shares of Research in
    Motion, Ltd. common stock valued at $2,265,364 were
    earmarked as collateral to cover call options written
    as follows:

                             Number of         Exercise          Expiration                         Unrealized
Call Options                 Contracts          Price                Date           Value              Loss
-------------------------------------------------------------------------------------------------------------------------
Research in Motion, Ltd.        331            $62.50             July 2004       $(221,770)         $146,635

(e) The interest rate shown reflects the coupon rate,
    yield or, for securities purchased at a discount, the
    discount rate at the date of purchase.

(f) Miscellaneous footnote:
    ADR -- American Depository Receipts, which are certificates for shares of an underlying foreign security's shares held by an issuing U.S. depository bank.

The accompanying notes to the financial statements
are an integral part of this schedule.

Large Cap Growth Portfolio II
Schedule of Investments as of June 30, 2004 (unaudited)(a)

      Shares   Common Stock (97.6%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Communications Services (0.7%)
-------------------------------------------------------------------------------------------------------------------------
       6,450   Nextel Communications, Inc.(b)                                                                    $171,957
       3,250   Triton PCS Holdings, Inc.(b,c)                                                                      14,170
       1,100   Verizon Communications, Inc.                                                                        39,809
       2,800   Vodafone Group plc ADR                                                                              61,880
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                      287,816
=========================================================================================================================

Consumer Discretionary (14.8%)
-------------------------------------------------------------------------------------------------------------------------
       1,200   Advance Auto Parts, Inc.                                                                            53,016
       3,100   Amazon.com, Inc.(b)                                                                                168,640
       2,500   AnnTaylor Stores Corporation                                                                        72,450
         800   Applebee's International, Inc.                                                                      18,416
       1,950   Aztar Corporation(b)                                                                                54,600
       4,200   Bed Bath & Beyond, Inc.(b)                                                                         161,490
       2,770   Best Buy Company, Inc.                                                                             140,550
       3,600   Carnival Corporation                                                                               169,200
       3,270   Clear Channel Communications, Inc.                                                                 120,826
       3,400   Coach, Inc.                                                                                        153,646
       9,010   Comcast Corporation(b)                                                                             248,766
       1,600   Eastman Kodak Company                                                                               43,168
       7,080   eBay, Inc.                                                                                         651,006
       2,590   EchoStar Communications Corporation(b)                                                              79,642
       1,800   Fred's, Inc.                                                                                        39,762
         900   Gannett Company, Inc.                                                                               76,365
       5,050   Gap, Inc.                                                                                          122,462
       2,150   Harley-Davidson, Inc.                                                                              133,171
       7,240   Home Depot, Inc.                                                                                   254,848
       5,280   InterActiveCorp(b)                                                                                 159,139
       7,200   International Game Technology                                                                      277,920
       4,580   Kohl's Corporation(b)                                                                              193,642
       6,300   Lowe's Companies, Inc.                                                                             331,065
       1,100   Marriott International, Inc.                                                                        54,868
       2,800   McDonald's Corporation                                                                              72,800
       2,540   NIKE, Inc.                                                                                         192,405
       2,150   Omnicom Group, Inc.                                                                                163,164
       1,500   Pulte Homes, Inc.                                                                                   78,045
       5,620   Staples, Inc.                                                                                      164,722
       3,800   Starbucks Corporation(b)                                                                           165,224
       3,560   Starwood Hotels & Resorts Worldwide, Inc.                                                          159,666
         550   Station Casinos, Inc.                                                                               26,620
       1,700   Talbots, Inc.                                                                                       66,555
       5,920   Target Corporation                                                                                 251,422
       1,350   Tiffany & Company                                                                                   49,748
      16,520   Time Warner, Inc.(b)                                                                               290,422
       2,880   TJX Companies, Inc.                                                                                 69,523
       1,800   Toll Brothers, Inc.(b)                                                                              76,176
       5,860   Univision Communications, Inc.(b)                                                                  187,110
       8,270   Viacom, Inc.                                                                                       295,404
       7,610   Walt Disney Company                                                                                193,979
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                     6,281,643
=========================================================================================================================

Consumer Staples (7.7%)
-------------------------------------------------------------------------------------------------------------------------
       1,500   Altria Group, Inc.                                                                                  75,075
       2,460   Avon Products, Inc.                                                                                113,504
       9,000   Coca-Cola Company                                                                                  454,320
       3,900   Colgate-Palmolive Company                                                                          227,955
       2,500   Costco Wholesale Corporation                                                                       102,675
       4,700   Gillette Company                                                                                   199,280
       8,020   PepsiCo, Inc.                                                                                      432,118
      11,020   Procter & Gamble Company                                                                           599,929
       4,560   SYSCO Corporation                                                                                  163,567
      12,340   Wal-Mart Stores, Inc.                                                                              651,058
       6,440   Walgreen Company                                                                                   233,192
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                           3,252,673
=========================================================================================================================

Energy (2.9%)
-------------------------------------------------------------------------------------------------------------------------
       1,600   Apache Corporation                                                                                  69,680
       2,550   Baker Hughes, Inc.                                                                                  96,008
       3,030   BJ Services Company(b)                                                                             138,895
       2,800   Burlington Resources, Inc.                                                                         101,304
       6,650   Chesapeake Energy Corporation                                                                       97,888
       1,500   ENSCO International, Inc.                                                                           43,650
         400   EOG Resources, Inc.                                                                                 23,884
       2,450   Exxon Mobil Corporation                                                                            108,804
       1,650   Nabors Industries, Ltd.(b)                                                                          74,613
       3,700   Schlumberger, Ltd.                                                                                 234,987
       1,600   Smith International, Inc.(b)                                                                        89,216
       2,100   Transocean, Inc.(b)                                                                                 60,774
       3,650   XTO Energy, Inc.                                                                                   108,734
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     1,248,437
=========================================================================================================================

Financials (10.6%)
-------------------------------------------------------------------------------------------------------------------------
       1,600   ACE, Ltd.                                                                                           67,648
       2,000   Allstate Corporation                                                                                93,100
       6,730   American Express Company                                                                           345,787
       8,830   American International Group, Inc.                                                                 629,402
       2,299   Bank of America Corporation                                                                        194,541
       1,850   Capital One Financial Corporation                                                                  126,503
       5,400   Charles Schwab Corporation                                                                          51,894
      14,000   Citigroup, Inc.                                                                                    651,000
       1,400   Countrywide Financial Corporation                                                                   98,350
       1,000   Federal Home Loan Mortgage Corporation                                                              63,300
       4,650   Federal National Mortgage Corporation                                                              331,824
         900   Golden West Financial Corporation                                                                   95,715
       3,950   Goldman Sachs Group, Inc.                                                                          371,932
       2,200   J.P. Morgan Chase & Company                                                                         85,294
       1,100   Legg Mason, Inc.                                                                                   100,111
       1,250   Lehman Brothers Holdings, Inc.                                                                      94,062
       6,180   MBNA Corporation                                                                                   159,382
       3,450   Merrill Lynch & Company, Inc.                                                                      186,231
       3,550   Morgan Stanley and Company                                                                         187,334
       2,200   PMI Group, Inc.                                                                                     95,744
       5,600   Providian Financial Corporation(b)                                                                  82,152
       1,300   Radian Group, Inc.                                                                                  62,270
       5,810   SLM Corporation                                                                                    235,014
       3,950   U.S. Bancorp                                                                                       108,862
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                 4,517,452
=========================================================================================================================

Health Care (19.3%)
-------------------------------------------------------------------------------------------------------------------------
       5,440   Abbott Laboratories                                                                                221,734
       1,150   Allergan, Inc.                                                                                     102,948
      11,460   Amgen, Inc.(b)                                                                                     625,372
         800   Anthem, Inc.(b)                                                                                     71,648
       1,750   Biogen Idec, Inc.(b)                                                                               110,688
      11,600   Boston Scientific Corporation                                                                      496,480
       1,560   Cardinal Health, Inc.                                                                              109,278
       6,805   Caremark Rx, Inc.(b)                                                                               224,157
       1,600   Community Health Systems, Inc.(b)                                                                   42,832
       1,550   Dentsply International, Inc.                                                                        80,755
       4,790   Eli Lilly and Company                                                                              334,869
       4,200   Forest Laboratories, Inc.(b)                                                                       237,846
       8,600   Genentech, Inc.                                                                                    483,320
       2,310   Genzyme Corporation(b)                                                                             109,332
       4,900   Gilead Sciences, Inc.(b)                                                                           328,300
       3,930   Guidant Corporation                                                                                219,608
       2,000   HCA, Inc.                                                                                           83,180
       1,900   IVAX Corporation(b)                                                                                 45,581
      11,530   Johnson & Johnson                                                                                  642,221
       9,520   Medtronic, Inc.                                                                                    463,814
       2,400   Merck & Company, Inc.                                                                              114,000
       1,350   Neurocrine Biosciences, Inc.(b)                                                                     69,998
         800   Omnicare, Inc.                                                                                      34,248
      39,470   Pfizer, Inc.                                                                                     1,353,032
       2,800   St. Jude Medical, Inc.(b)                                                                          211,820
       2,800   Stryker Corporation                                                                                154,000
       4,950   Teva Pharmaceutical Industries, Ltd.                                                               333,086
       5,600   UnitedHealth Group, Inc.                                                                           348,600
         650   WellPoint Health Networks, Inc.(b)                                                                  72,806
       3,230   Wyeth Corporation                                                                                  116,797
       4,050   Zimmer Holdings, Inc.(b)                                                                           357,210
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                                8,199,560
=========================================================================================================================

Industrials (9.4%)
-------------------------------------------------------------------------------------------------------------------------
       4,940   3M Company                                                                                         444,649
       2,300   Allied Waste Industries, Inc.(b)                                                                    30,314
       1,390   Apollo Group, Inc. (University of Phoenix Online)                                                  122,723
         710   Career Education Corporation                                                                        32,348
       1,900   Caterpillar, Inc.                                                                                  150,936
       6,260   Cendant Corporation                                                                                153,245
       3,120   Danaher Corporation                                                                                161,772
         600   Deere & Company                                                                                     42,084
       2,670   FedEx Corporation                                                                                  218,112
         700   General Dynamics Corporation                                                                        69,510
      37,710   General Electric Company                                                                         1,221,804
         860   Illinois Tool Works, Inc.                                                                           82,465
       2,200   L-3 Communications Holdings, Inc.                                                                  146,960
         400   Lockheed Martin Corporation                                                                         20,832
       1,600   Manpower, Inc.                                                                                      81,232
       2,000   Masco Corporation                                                                                   62,360
       1,300   Monster Worldwide, Inc.(b)                                                                          33,436
       6,300   Northwest Airlines Corporation(b)                                                                   70,056
       1,700   Rockwell Automation, Inc.                                                                           63,767
      11,090   Tyco International, Ltd.                                                                           367,523
       3,570   United Parcel Service, Inc.                                                                        268,357
       1,800   United Technologies Corporation                                                                    164,664
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                                4,009,149
=========================================================================================================================

Information Technology (30.7%)
-------------------------------------------------------------------------------------------------------------------------
       5,850   Accenture, Ltd.(b)                                                                                 160,758
      16,100   ADC Telecommunications, Inc.(b)                                                                     45,724
       1,850   Adobe Systems, Inc.                                                                                 86,025
       2,900   Agilent Technologies, Inc.(b)                                                                       84,912
       4,800   Altera Corporation(b)                                                                              106,656
       6,110   Analog Devices, Inc.                                                                               287,659
       3,970   Andrew Corporation(b)                                                                               79,440
       2,400   Apple Computer, Inc.(b)                                                                             78,096
      18,520   Applied Materials, Inc.(b)                                                                         363,362
         900   Automatic Data Processing, Inc.                                                                     37,692
       5,470   BEA Systems, Inc.(b)                                                                                44,963
       3,200   Broadcom Corporation(b)                                                                            149,664
       3,700   Check Point Software Technologies, Ltd.(b)                                                          99,863
      55,370   Cisco Systems, Inc.(b)                                                                           1,312,269
       1,200   Cognos, Inc.(b)                                                                                     43,392
       1,200   Computer Associates International, Inc.                                                             33,672
       1,400   Computer Sciences Corporation(b)                                                                    65,002
       3,100   Comverse Technology, Inc.(b)                                                                        61,814
      12,280   Corning, Inc.(b)                                                                                   160,377
       2,700   Cypress Semiconductor Corporation(b,c)                                                              38,313
      23,470   Dell, Inc.(b)                                                                                      840,695
       5,900   Electronic Arts, Inc.                                                                              321,845
       1,900   Electronics for Imaging, Inc.(b)                                                                    53,694
      26,600   EMC Corporation(b)                                                                                 303,240
       6,650   First Data Corporation                                                                             296,058
       3,100   Fiserv, Inc.(b)                                                                                    120,559
       5,660   Flextronics International, Ltd.(b)                                                                  90,277
       4,080   Hewlett-Packard Company                                                                             86,088
      39,050   Intel Corporation                                                                                1,077,780
       2,200   International Business Machines Corporation                                                        193,930
       1,150   Juniper Networks, Inc.(b,c)                                                                         28,256
       1,900   KLA-Tencor Corporation(b)                                                                           93,822
       1,050   Lexmark International, Inc.(b)                                                                     101,356
       4,530   Linear Technology Corporation                                                                      178,799
       1,200   Marvell Technology Group, Ltd.                                                                      32,040
       4,480   Maxim Integrated Products, Inc.                                                                    234,842
       1,700   McAfee, Inc.(b)                                                                                     30,821
       2,000   Mercury Interactive Corporation(b)                                                                  99,660
       3,700   Microchip Technology, Inc.                                                                         116,698
      51,870   Microsoft Corporation                                                                            1,481,411
      10,400   Motorola, Inc.                                                                                     189,800
       3,500   Nasdaq (100) Trust(c)                                                                              132,125
       1,800   National Semiconductor Corporation                                                                  39,582
       2,150   Network Appliance, Inc.(b)                                                                          46,290
       4,730   Nokia Corporation ADR                                                                               68,774
       9,330   Nortel Networks Corporation(b)                                                                      46,557
       6,700   Novell, Inc.(b)                                                                                    $56,213
      18,500   Oracle Corporation(b)                                                                              220,705
       5,200   Paychex, Inc.                                                                                      176,176
       1,500   PerkinElmer, Inc.                                                                                   30,060
       7,050   QUALCOMM, Inc.                                                                                     514,509
       2,200   Research in Motion, Ltd.                                                                           150,568
       2,500   Sabre Holdings Corporation                                                                          69,275
       5,200   SAP AG                                                                                             217,412
       3,700   Siebel Systems, Inc.(b)                                                                             39,516
       7,000   Sun Microsystems, Inc.(b)                                                                           30,380
       3,810   Symantec Corporation                                                                               166,802
       4,500   Symbol Technologies, Inc.                                                                           66,330
       3,700   Telefonaktiebolaget LM Ericsson(b,c)                                                               110,704
      13,250   Texas Instruments, Inc.                                                                            320,385
       1,700   Thermo Electron Corporation(b)                                                                      52,258
       5,400   Tibco Software, Inc.(b)                                                                             45,630
      10,300   United Microelectronics Corporation ADR(b,c)                                                        44,393
       5,300   VeriSign, Inc.(b)                                                                                  105,470
       9,060   VERITAS Software Corporation(b)                                                                    250,962
       1,900   Waters Corporation(b)                                                                               90,782
       4,150   Xilinx, Inc.                                                                                       138,236
      14,300   Yahoo!, Inc.                                                                                       519,519
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    13,060,937
=========================================================================================================================

Materials (0.8%)
-------------------------------------------------------------------------------------------------------------------------
       2,150   Ecolab, Inc.                                                                                        68,155
       1,450   International Steel Group, Inc.(b)                                                                  43,138
         700   Peabody Energy Corporation                                                                          39,193
         700   Phelps Dodge Corporation(b)                                                                         54,257
       3,100   Praxair, Inc.                                                                                      123,721
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                    328,464
=========================================================================================================================

Miscellaneous (0.7%)
-------------------------------------------------------------------------------------------------------------------------
       2,450   S&P 400 Mid-Cap Depository Receipts                                                                272,562
-------------------------------------------------------------------------------------------------------------------------
               Total Miscellaneous                                                                                272,562
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $40,281,444)                                                           41,458,693
=========================================================================================================================
      Shares   Collateral Held for Securities Loaned (0.6%)             Interest Rate(d)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
     253,900   State Street Navigator Securities Lending Prime
               Portfolio                                                        1.230%              N/A          $253,900
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned (cost
               $253,900)                                                                                          253,900
=========================================================================================================================
      Shares   Short-Term Investments (1.8%)                            Interest Rate(d)           Date    Maturity Value
     777,937   Thrivent Money Market Portfolio                                  0.768%              N/A          $777,937
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                   777,937
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $41,313,281)                                                           $42,490,530
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as
    discussed in item 2(L) of the Notes to Financial
    Statements.

(d) The interest rate shown reflects the yield.

(e) Miscellaneous footnote:
    ADR -- American Depository Receipts, which are certificates for shares of an underlying foreign security's shares held by an issuing U.S. depository bank.

The accompanying notes to the financial statements
are an integral part of this schedule.

Partner Growth Stock Portfolio
Schedule of Investments as of June 30, 2004 (unaudited)(a)

      Shares   Common Stock (93.7%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Communications Services (2.8%)
-------------------------------------------------------------------------------------------------------------------------
      35,300   Crown Castle International Corporation(b)                                                         $520,675
      46,200   Nextel Communications, Inc.(b)                                                                   1,231,692
     241,400   Vodafone Group plc(b,c)                                                                            530,782
      16,600   Vodafone Group plc ADR(d)                                                                          366,860
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                    2,650,009
=========================================================================================================================

Consumer Discretionary (19.4%)
-------------------------------------------------------------------------------------------------------------------------
      18,450   Best Buy Company, Inc.                                                                             936,153
      46,700   British Sky Broadcasting Group plc(b,c)                                                            528,166
      22,400   Carnival Corporation                                                                             1,052,800
      18,200   Clear Channel Communications, Inc.                                                                 672,490
      33,400   Comcast Corporation(b)                                                                             922,174
     105,100   Compass Group plc(b,c)                                                                             644,876
       6,300   E.W. Scripps Company                                                                               661,500
      10,000   eBay, Inc.                                                                                         919,500
      32,500   EchoStar Communications Corporation(b)                                                             999,375
      17,200   Family Dollar Stores, Inc.                                                                         523,224
      11,300   Harley-Davidson, Inc.                                                                              699,922
       1,883   Hermes International(b,c,d)                                                                        377,646
      34,300   Home Depot, Inc.                                                                                 1,207,360
      30,100   InterActiveCorp(b)                                                                                 907,214
      33,200   International Game Technology                                                                    1,281,520
      48,900   Kingfisher plc(b,c)                                                                                255,302
     108,632   Liberty Media Corporation(b)                                                                       976,602
       5,706   Liberty Media International, Inc.(b)                                                               211,693
       4,700   MGM Mirage, Inc.                                                                                   220,618
       9,500   Sogecable SA(b,c,d)                                                                                384,625
       9,600   Starbucks Corporation(b)                                                                           417,408
      35,900   Target Corporation                                                                               1,524,673
      21,500   Time Warner, Inc.(b)                                                                               377,970
      18,200   Univision Communications, Inc.(b)                                                                  581,126
      20,800   Viacom, Inc.                                                                                       742,976
       8,300   Wal-Mart de Mexico SA de CV(b)                                                                     246,128
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                    18,273,041
=========================================================================================================================

Consumer Staples (4.9%)
-------------------------------------------------------------------------------------------------------------------------
      10,100   Altria Group, Inc.                                                                                 505,505
      18,600   Coca-Cola Company                                                                                  938,928
       6,800   Gillette Company                                                                                   288,320
       5,800   PepsiCo, Inc.                                                                                      312,504
      13,900   SYSCO Corporation                                                                                  498,593
      52,000   Wal-Mart de Mexico SA de CV(b)                                                                     154,201
      22,400   Wal-Mart Stores, Inc.                                                                            1,181,824
      20,200   Walgreen Company                                                                                   731,442
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                           4,611,317
=========================================================================================================================

Energy (3.9%)
-------------------------------------------------------------------------------------------------------------------------
      30,300   Baker Hughes, Inc.                                                                               1,140,795
       7,600   ChevronTexaco Corporation                                                                          715,236
      21,500   Exxon Mobil Corporation                                                                            954,815
      14,100   Schlumberger, Ltd.                                                                                 895,491
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     3,706,337
=========================================================================================================================

Financials (18.5%)
-------------------------------------------------------------------------------------------------------------------------
      12,000   ACE, Ltd.                                                                                          507,360
      23,400   American Express Company                                                                         1,202,292
      27,000   American International Group, Inc.                                                               1,924,560
      24,000   Ameritrade Holding Corporation(b)                                                                  272,400
      22,300   Charles Schwab Corporation                                                                         214,303
      70,100   Citigroup, Inc.                                                                                  3,259,649
      19,500   Credit Suisse Group(b,c)                                                                           696,518
       6,800   Federal Home Loan Mortgage Corporation                                                             430,440
      13,000   Federal National Mortgage Corporation                                                              927,680
       5,800   Goldman Sachs Group, Inc.                                                                          546,128
      10,900   Hartford Financial Services Group, Inc.                                                            749,266
       8,500   MBNA Corporation                                                                                   219,215
      25,000   Mellon Financial Corporation                                                                       733,250
      17,700   Merrill Lynch & Company, Inc.                                                                      955,446
      13,400   Northern Trust Corporation                                                                         566,552
      22,900   SLM Corporation                                                                                    926,305
      12,073   St. Paul Travelers Companies, Inc.                                                                 489,439
      27,500   State Street Corporation                                                                         1,348,600
      27,000   U.S. Bancorp                                                                                       744,120
      10,200   UBS AG(b,c)                                                                                        721,991
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                17,435,514
=========================================================================================================================

Health Care (12.7%)
-------------------------------------------------------------------------------------------------------------------------
      19,300   Amgen, Inc.(b)                                                                                   1,053,201
      10,000   Biomet, Inc.                                                                                       444,400
      10,500   Boston Scientific Corporation                                                                      449,400
       4,300   Cardinal Health, Inc.                                                                              301,215
      12,600   Forest Laboratories, Inc.(b)                                                                       713,538
       4,800   Genentech, Inc.                                                                                    269,760
       8,500   Gilead Sciences, Inc.(b)                                                                           569,500
       7,300   Guidant Corporation                                                                                407,924
      17,300   Johnson & Johnson                                                                                  963,610
      15,000   Medtronic, Inc.                                                                                    730,800
      56,640   Pfizer, Inc.                                                                                     1,941,619
       3,900   Teva Pharmaceutical Industries, Ltd.(d)                                                            262,431
      33,900   UnitedHealth Group, Inc.                                                                         2,110,275
      12,600   WellPoint Health Networks, Inc.(b)                                                               1,411,326
       9,100   Wyeth Corporation                                                                                  329,056
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                               11,958,055
=========================================================================================================================

Industrials (8.1%)
-------------------------------------------------------------------------------------------------------------------------
      11,000   Apollo Group, Inc. (University of Phoenix Online)                                                  971,190
      44,100   Cendant Corporation                                                                              1,079,568
      21,000   Danaher Corporation                                                                              1,088,850
      68,700   General Electric Company                                                                         2,225,880
      39,200   Tyco International, Ltd.                                                                         1,299,088
      12,300   United Parcel Service, Inc.                                                                        924,591
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                                7,589,167
=========================================================================================================================

Information Technology (21.9%)
-------------------------------------------------------------------------------------------------------------------------
      42,600   Accenture, Ltd.(b)                                                                               1,170,648
      17,000   Adobe Systems, Inc.                                                                                790,500
      20,500   Affiliated Computer Services, Inc.(b)                                                            1,085,270
       8,700   Analog Devices, Inc.                                                                               409,596
      24,300   Applied Materials, Inc.(b)                                                                         476,766
      53,600   Cisco Systems, Inc.(b)                                                                           1,270,320
      40,100   Corning, Inc.(b)                                                                                   523,706
      42,600   Dell, Inc.(b)                                                                                    1,525,932
      17,200   First Data Corporation                                                                             765,744
      24,000   Fiserv, Inc.(b)                                                                                    933,360
      34,600   Intel Corporation                                                                                  954,960
      15,400   Intuit, Inc.(b)                                                                                    594,132
      21,000   Juniper Networks, Inc.(b,d)                                                                        515,970
       7,200   Maxim Integrated Products, Inc.                                                                    377,424
      10,700   Mercury Interactive Corporation(b)                                                                 533,181
     107,600   Microsoft Corporation                                                                            3,073,056
      13,500   Oracle Corporation(b)                                                                              161,055
      11,400   QLogic Corporation(b)                                                                              303,126
       4,300   QUALCOMM, Inc.                                                                                     313,814
       9,300   Red Hat, Inc.(b)                                                                                   213,621
       5,400   Research in Motion, Ltd.                                                                           369,576
       1,320   Samsung Electronics Company, Ltd.(b,c)                                                             548,567
       4,300   SAP AG(b,c,d)                                                                                      716,581
       1,700   Semiconductor Manufacturing International
               Corporation(b,d)                                                                                    18,241
      22,800   STMicroelectronics(b,c,d)                                                                          503,672
      13,200   SunGard Data Systems, Inc.(b)                                                                      343,200
      21,300   VERITAS Software Corporation(b)                                                                    590,010
      10,900   Xilinx, Inc.                                                                                       363,079
      32,200   Yahoo!, Inc.                                                                                     1,169,826
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    20,614,933
=========================================================================================================================

Materials (1.5%)
-------------------------------------------------------------------------------------------------------------------------
       9,500   Nucor Corporation(d)                                                                               729,220
      26,300   Rio Tinto plc(b,c)                                                                                 635,598
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                  1,364,818
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $77,482,281)                                                           88,203,191
=========================================================================================================================
      Shares   Preferred Stock (0.7%)                                                                               Value
-------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary
-------------------------------------------------------------------------------------------------------------------------
      21,000   The News Corporation Ltd. Preferred ADR(b)                                                        $690,480
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                       690,480
-------------------------------------------------------------------------------------------------------------------------
               Total Preferred Stock (cost $675,119)                                                              690,480
=========================================================================================================================
      Shares   Collateral Held for Securities Loaned (2.9%)             Interest Rate(e)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
   2,731,517   State Street Navigator Securities Lending Prime
               Portfolio                                                        1.230%              N/A        $2,731,517
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned
               (cost $2,731,517)                                                                                2,731,517
=========================================================================================================================
   Principal
      Amount   Short-Term Investments (2.7%)                            Interest Rate(e)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  $2,579,000   State Street Bank Repurchase Agreement(f)                        0.750%         7/1/2004        $2,579,000
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 2,579,000
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $83,467,917)                                                           $94,204,188
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) Non-income producing security.

(c) Security is fair valued as discussed in the notes to
    the financial statements.

(d) All or a portion of the security is on loan as
    discussed in item 2(L) of the Notes to Financial
    Statements.

(e) The interest rate shown reflects the yield.

(f) Repurchase agreement dated June 30, 2004, $2,579,054
    maturing July 1, 2004, collateralized by $2,631,741
    of Federal Home Loan Mortgage Corporation Medium Term
    Notes, 2.875% due December 29, 2006.

(g) Miscellaneous footnote:
    ADR -- American Depository Receipts, which are certificates for shares of an underlying foreign security's shares held by an issuing U.S. depository bank.

The accompanying notes to the financial statements
are an integral part of this schedule.

Large Cap Value Portfolio
Schedule of Investments as of June 30, 2004 (unaudited)(a)

      Shares   Common Stock (94.2%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Communications Services (3.1%)
-------------------------------------------------------------------------------------------------------------------------
      65,100   BellSouth Corporation                                                                           $1,706,922
      23,500   Nextel Communications, Inc.(b)                                                                     626,510
      74,040   SBC Communications, Inc.                                                                         1,795,470
      93,275   Verizon Communications, Inc.                                                                     3,375,622
      62,300   Vodafone Group plc ADR                                                                           1,376,830
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                    8,881,354
=========================================================================================================================

Consumer Discretionary (9.3%)
-------------------------------------------------------------------------------------------------------------------------
      15,900   Best Buy Company, Inc.                                                                             806,766
      18,000   Carnival Corporation                                                                               846,000
      26,000   Clear Channel Communications, Inc.                                                                 960,700
      82,000   Gap, Inc.                                                                                        1,988,500
      45,900   J.C. Penney Company, Inc.                                                                        1,733,184
      28,400   Johnson Controls, Inc.                                                                           1,515,992
      32,200   Koninklijke Philips Electronics NV(c)                                                              875,840
     154,100   Liberty Media Corporation(b)                                                                     1,385,359
      95,700   McDonald's Corporation                                                                           2,488,200
      54,700   Sherwin-Williams Company                                                                         2,272,785
      67,355   Target Corporation                                                                               2,860,567
     320,100   Time Warner, Inc.(b)                                                                             5,627,358
      16,900   Viacom, Inc.                                                                                       603,668
     103,300   Walt Disney Company                                                                              2,633,117
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                    26,598,036
=========================================================================================================================

Consumer Staples (7.1%)
-------------------------------------------------------------------------------------------------------------------------
      59,600   Altria Group, Inc.                                                                               2,982,980
      74,900   Archer-Daniels-Midland Company                                                                   1,256,822
      32,400   Costco Wholesale Corporation                                                                     1,330,668
      66,310   CVS Corporation                                                                                  2,786,346
      38,150   General Mills, Inc.                                                                              1,813,270
      63,045   Kimberly-Clark Corporation                                                                       4,153,405
      14,200   PepsiCo, Inc.                                                                                      765,096
      42,600   Procter & Gamble Company                                                                         2,319,144
      21,300   R.J. Reynolds Tobacco Holdings, Inc.(c)                                                          1,439,667
      46,500   SUPERVALU, Inc.                                                                                  1,423,365
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                          20,270,763
=========================================================================================================================

Energy (10.6%)
-------------------------------------------------------------------------------------------------------------------------
      46,800   Anadarko Petroleum Corporation                                                                   2,742,480
      45,440   Apache Corporation                                                                               1,978,912
      22,500   Baker Hughes, Inc.                                                                                 847,125
      19,100   BJ Services Company(b)                                                                             875,544
      42,100   BP plc                                                                                           2,255,297
      26,300   Burlington Resources, Inc.                                                                         951,534
      41,083   ChevronTexaco Corporation                                                                        3,866,321
      81,479   ConocoPhillips Company                                                                           6,216,033
     167,800   Exxon Mobil Corporation                                                                          7,451,998
      74,300   Transocean, Inc.(b)                                                                              2,150,242
      12,600   Valero Energy Corporation(c)                                                                       929,376
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    30,264,862
=========================================================================================================================

Financials (26.3%)
-------------------------------------------------------------------------------------------------------------------------
      35,500   A.G. Edwards, Inc.                                                                               1,208,065
      34,400   ACE, Ltd.                                                                                        1,454,432
      60,100   Allstate Corporation                                                                             2,797,655
      26,200   American Express Company                                                                         1,346,156
      59,000   American International Group, Inc.                                                               4,205,520
     120,275   Bank of America Corporation                                                                     10,177,670
      48,600   Bank One Corporation                                                                             2,478,600
      37,200   CIT Group, Inc.                                                                                  1,424,388
     203,845   Citigroup, Inc.                                                                                  9,478,792
      23,500   Equity Office Properties Trust                                                                     639,200
      39,075   Federal Home Loan Mortgage Corporation                                                           2,473,448
      38,305   Federal National Mortgage Corporation                                                            2,733,445
      20,800   Goldman Sachs Group, Inc.                                                                        1,958,528
      40,915   Hartford Financial Services Group, Inc.                                                          2,812,497
     113,700   J.P. Morgan Chase & Company                                                                      4,408,149
      47,600   MBNA Corporation                                                                                 1,227,604
      42,100   Merrill Lynch & Company, Inc.                                                                    2,272,558
      38,300   MetLife, Inc.                                                                                    1,373,055
      44,800   Morgan Stanley and Company                                                                       2,364,096
      30,100   PMI Group, Inc.                                                                                  1,309,952
      94,600   Providian Financial Corporation(b,c)                                                             1,387,782
      36,100   Prudential Financial, Inc.                                                                       1,677,567
      16,900   Simon Property Group, Inc.                                                                         868,998
      61,800   SouthTrust Corporation                                                                           2,398,458
      19,100   St. Paul Travelers Companies, Inc.                                                                 774,314
      26,200   State Street Corporation                                                                         1,284,848
      73,200   U.S. Bancorp                                                                                     2,017,392
      28,700   Wachovia Corporation                                                                             1,277,150
      57,795   Wells Fargo & Company                                                                            3,307,608
      34,400   Zions Bancorporation                                                                             2,113,880
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                75,251,807
=========================================================================================================================

Health Care (7.8%)
-------------------------------------------------------------------------------------------------------------------------
      37,200   Abbott Laboratories                                                                              1,516,272
      33,700   Aetna, Inc.                                                                                      2,864,500
      19,100   Anthem, Inc.(b,c)                                                                                1,710,596
      49,700   Bristol-Myers Squibb Company                                                                     1,217,650
       9,300   CIGNA Corporation                                                                                  639,933
      79,025   Johnson & Johnson                                                                                4,401,692
      46,344   Medco Health Solutions, Inc.(b)                                                                  1,737,900
      92,300   Merck & Company, Inc.                                                                            4,384,250
     114,200   Pfizer, Inc.                                                                                     3,914,776
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                               22,387,569
=========================================================================================================================

Industrials (11.4%)
-------------------------------------------------------------------------------------------------------------------------
      53,600   AMR Corporation(b,c)                                                                               649,096
      16,900   Boeing Company                                                                                     863,421
      31,200   Burlington Northern Santa Fe Corporation                                                         1,094,184
      44,300   Canadian National Railway Company                                                                1,931,037
      18,700   Caterpillar, Inc.                                                                                1,485,528
      19,100   Dover Corporation                                                                                  804,110
      55,100   Emerson Electric Company                                                                         3,501,605
      21,300   FedEx Corporation                                                                                1,739,997
       8,100   General Dynamics Corporation                                                                       804,330
      45,900   General Electric Company                                                                         1,487,160
      49,780   Honeywell International, Inc.                                                                    1,823,441
       8,700   Illinois Tool Works, Inc.                                                                          834,243
      15,300   Lockheed Martin Corporation                                                                        796,824
      43,200   Masco Corporation                                                                                1,346,976
      25,200   Northrop Grumman Corporation                                                                     1,353,240
      33,530   Pitney Bowes, Inc.                                                                               1,483,702
      18,600   Raytheon Company                                                                                   665,322
      52,500   Republic Services, Inc.                                                                          1,519,350
     175,575   Tyco International, Ltd.                                                                         5,818,556
      26,800   United Technologies Corporation                                                                  2,451,664
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                               32,453,786
=========================================================================================================================

Information Technology (9.8%)
-------------------------------------------------------------------------------------------------------------------------
      52,700   Agilent Technologies, Inc.(b)                                                                    1,543,056
      46,040   Applied Materials, Inc.(b)                                                                         903,305
      79,700   BMC Software, Inc.(b)                                                                            1,474,450
      63,400   Cisco Systems, Inc.(b)                                                                           1,502,580
      37,700   Computer Sciences Corporation(b)                                                                 1,750,411
      45,990   First Data Corporation                                                                           2,047,475
      39,900   Harris Corporation                                                                               2,024,925
     224,600   Hewlett-Packard Company                                                                          4,739,060
      93,500   Integrated Device Technology, Inc.(b,c)                                                          1,294,040
      66,700   Intel Corporation                                                                                1,840,920
      44,000   International Business Machines Corporation                                                      3,878,600
      67,800   Microsoft Corporation                                                                            1,936,368
      91,300   Motorola, Inc.                                                                                   1,666,225
      62,880   Oracle Corporation(b)                                                                              750,158
      23,000   Storage Technology Corporation(b)                                                                  667,000
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    28,018,573
=========================================================================================================================

Materials (6.2%)
-------------------------------------------------------------------------------------------------------------------------
      16,900   Alcan, Inc.                                                                                        699,660
      51,695   Alcoa, Inc.                                                                                      1,707,486
      29,500   BASF AG                                                                                          1,588,575
      66,100   Dow Chemical Company                                                                             2,690,270
      36,100   E.I. du Pont de Nemours and Company                                                              1,603,562
      38,800   Georgia-Pacific Corporation                                                                      1,434,824
      37,940   International Paper Company                                                                      1,695,918
      73,700   MeadWestvaco Corporation                                                                         2,166,043
      39,400   Praxair, Inc.                                                                                    1,572,454
      41,500   Weyerhaeuser Company                                                                             2,619,480
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                 17,778,272
=========================================================================================================================

Utilities (2.6%)
-------------------------------------------------------------------------------------------------------------------------
      41,885   Dominion Resources, Inc.                                                                         2,642,106
      21,900   Entergy Corporation                                                                              1,226,619
      65,600   Exelon Corporation                                                                               2,183,824
      38,800   FirstEnergy Corporation                                                                          1,451,508
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  7,504,057
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $237,868,559)                                                         269,409,079
=========================================================================================================================
      Shares   Collateral Held for Securities Loaned (2.2%)             Interest Rate(d)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
   6,268,086   State Street Navigator Securities Lending Prime
               Portfolio                                                        1.230%              N/A        $6,268,086
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned (cost
               $6,268,086)                                                                                      6,268,086
=========================================================================================================================
   Principal
      Amount   Short-Term Investments (3.6%)                            Interest Rate(d)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
 $10,160,000   Cargill Global Funding plc                                       1.460%         7/1/2004       $10,160,000
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                10,160,000
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $254,296,645)                                                         $285,837,165
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as
    discussed in item 2(L) of the Notes to Financial
    Statements.

(d) The interest rate shown reflects the yield or, for
    securities purchased at a discount, the discount rate
    at the date of purchase.

(e) Miscellaneous footnote:
    ADR -- American Depository Receipts, which are certificates for shares of an underlying foreign security's shares held by an issuing U.S. depository bank.

The accompanying notes to the financial statements
are an integral part of this schedule.

Large Cap Stock Portfolio
Schedule of Investments as of June 30, 2004 (unaudited)(a)

      Shares   Common Stock (93.2%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Communications Services (2.4%)
-------------------------------------------------------------------------------------------------------------------------
      75,900   Nextel Communications, Inc.(b)                                                                  $2,023,494
     173,100   SBC Communications, Inc.                                                                         4,197,675
      86,600   Verizon Communications, Inc.                                                                     3,134,054
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                    9,355,223
=========================================================================================================================

Consumer Discretionary (13.5%)
-------------------------------------------------------------------------------------------------------------------------
      28,900   AnnTaylor Stores Corporation(c)                                                                    837,522
      24,300   Black & Decker Corporation                                                                       1,509,759
      51,900   Brunswick Corporation                                                                            2,117,520
      34,200   Clear Channel Communications, Inc.                                                               1,263,690
     153,600   Comcast Corporation(b)                                                                           4,240,896
     141,300   Cox Communications, Inc.(b)                                                                      3,926,727
      45,400   D.R. Horton, Inc.(c)                                                                             1,289,360
      31,400   eBay, Inc.                                                                                       2,887,230
      70,000   Fortune Brands, Inc.                                                                             5,280,100
      27,700   Gap, Inc.                                                                                          671,725
      47,400   Harley-Davidson, Inc.                                                                            2,935,956
      63,900   Home Depot, Inc.                                                                                 2,249,280
      23,200   Lowe's Companies, Inc.                                                                           1,219,160
      96,800   McDonald's Corporation                                                                           2,516,800
      38,800   MGM Mirage, Inc.                                                                                 1,821,272
      58,200   Nordstrom, Inc.                                                                                  2,479,902
      26,600   Omnicom Group, Inc.                                                                              2,018,674
      27,800   Pulte Homes, Inc.(c)                                                                             1,446,434
      38,300   Starwood Hotels & Resorts Worldwide, Inc.                                                        1,717,755
     116,600   Target Corporation                                                                               4,952,002
     142,100   Time Warner, Inc.(b)                                                                             2,498,118
      83,900   Walt Disney Company                                                                              2,138,611
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                    52,018,493
=========================================================================================================================

Consumer Staples (8.4%)
-------------------------------------------------------------------------------------------------------------------------
      60,450   Alberto-Culver Company                                                                           3,030,963
      81,900   Altria Group, Inc.                                                                               4,099,095
     123,800   Archer-Daniels-Midland Company                                                                   2,077,364
      32,200   Coca-Cola Company                                                                                1,625,456
     121,600   Coca-Cola Enterprises, Inc.                                                                      3,525,184
      41,200   Kimberly-Clark Corporation                                                                       2,714,256
      39,800   PepsiCo, Inc.                                                                                    2,144,424
      46,700   Procter & Gamble Company                                                                         2,542,348
      82,400   Tyson Foods, Inc.                                                                                1,726,280
      27,400   Unilever NV                                                                                      1,877,174
      99,200   Wal-Mart Stores, Inc.                                                                            5,233,792
      51,900   Walgreen Company                                                                                 1,879,299
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                          32,475,635
=========================================================================================================================

Energy (6.1%)
-------------------------------------------------------------------------------------------------------------------------
      31,200   BJ Services Company(b)                                                                           1,430,208
      38,700   Burlington Resources, Inc.                                                                       1,400,166
      29,600   ChevronTexaco Corporation                                                                        2,785,656
      22,100   ConocoPhillips Company                                                                           1,686,009
      28,900   EOG Resources, Inc.                                                                              1,725,619
     227,200   Exxon Mobil Corporation                                                                         10,089,952
      30,100   Nabors Industries, Ltd.(b)                                                                       1,361,122
      36,400   Noble Corporation(b)                                                                             1,379,196
      25,200   Schlumberger, Ltd.                                                                               1,600,452
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    23,458,380
=========================================================================================================================

Financials (18.1%)
-------------------------------------------------------------------------------------------------------------------------
      64,100   AFLAC, Inc.                                                                                      2,615,921
     115,500   American Express Company                                                                         5,934,390
     121,300   American International Group, Inc.                                                               8,646,264
      74,700   Bank of America Corporation                                                                      6,321,114
      47,800   Bank One Corporation                                                                             2,437,800
      17,700   Bear Stearns Companies, Inc.                                                                     1,492,287
      42,600   Cincinnati Financial Corporation(c)                                                              1,853,952
     226,100   Citigroup, Inc.                                                                                 10,513,650
      29,499   Countrywide Financial Corporation                                                                2,072,305
      10,500   Doral Financial Corporation(c)                                                                     362,250
      32,400   Federal National Mortgage Corporation                                                            2,312,064
      40,000   Goldman Sachs Group, Inc.                                                                        3,766,400
     114,600   J.P. Morgan Chase & Company                                                                      4,443,042
      49,900   KeyCorp                                                                                          1,491,511
      69,100   MBNA Corporation                                                                                 1,782,089
      44,700   Merrill Lynch & Company, Inc.                                                                    2,412,906
      43,500   MetLife, Inc.                                                                                    1,559,475
      69,700   Morgan Stanley and Company                                                                       3,678,069
      26,800   Progressive Corporation                                                                          2,286,040
      64,900   Wells Fargo & Company                                                                            3,714,227
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                69,695,756
=========================================================================================================================

Health Care (12.7%)
-------------------------------------------------------------------------------------------------------------------------
      34,100   Abbott Laboratories                                                                              1,389,916
      87,100   Amgen, Inc.(b)                                                                                   4,753,047
      58,000   Boston Scientific Corporation                                                                    2,482,400
      37,200   C.R. Bard, Inc.                                                                                  2,107,380
      27,700   Dentsply International, Inc.                                                                     1,443,170
      25,800   Eli Lilly and Company                                                                            1,803,678
      27,400   Forest Laboratories, Inc.(b)                                                                     1,551,662
     115,700   Johnson & Johnson                                                                                6,444,490
      42,600   Medtronic, Inc.                                                                                  2,075,472
      46,800   Merck & Company, Inc.                                                                            2,223,000
     326,400   Pfizer, Inc.                                                                                    11,188,992
      26,800   Teva Pharmaceutical Industries, Ltd.(c)                                                          1,803,372
      34,100   UnitedHealth Group, Inc.                                                                         2,122,725
      30,900   WellPoint Health Networks, Inc.(b)                                                               3,461,109
      47,400   Wyeth Corporation                                                                                1,713,984
      26,300   Zimmer Holdings, Inc.(b)                                                                         2,319,660
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                               48,884,057
=========================================================================================================================

Industrials (12.0%)
-------------------------------------------------------------------------------------------------------------------------
      81,600   3M Company                                                                                       7,344,816
      27,100   Caterpillar, Inc.                                                                                2,152,824
     101,000   Cendant Corporation                                                                              2,472,480
      34,000   Danaher Corporation                                                                              1,762,900
      49,600   Eaton Corporation                                                                                3,211,104
      32,600   General Dynamics Corporation                                                                     3,237,180
     220,000   General Electric Company                                                                         7,128,000
      20,000   Illinois Tool Works, Inc.                                                                        1,917,800
      30,300   Ingersoll-Rand Company                                                                           2,069,793
      69,100   Masco Corporation                                                                                2,154,538
      90,100   Norfolk Southern Corporation                                                                     2,389,452
      28,800   PACCAR, Inc.(c)                                                                                  1,670,112
      31,700   Parker-Hannifin Corporation                                                                      1,884,882
     129,100   Tyco International, Ltd.                                                                         4,278,374
      27,500   United Technologies Corporation                                                                  2,515,700
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                               46,189,955
=========================================================================================================================

Information Technology (16.3%)
-------------------------------------------------------------------------------------------------------------------------
      36,500   Adobe Systems, Inc.                                                                              1,697,250
      80,500   Applied Materials, Inc.(b)                                                                       1,579,410
      49,700   Arrow Electronics, Inc.(b,c)                                                                     1,332,954
     304,900   Cisco Systems, Inc.(b)                                                                           7,226,130
     112,600   Dell, Inc.(b)                                                                                    4,033,332
     162,300   EMC Corporation(b)                                                                               1,850,220
      69,000   First Data Corporation                                                                           3,071,880
     259,700   Intel Corporation                                                                                7,167,720
      64,500   International Business Machines Corporation                                                      5,685,675
      19,800   Lexmark International, Inc.(b)                                                                   1,911,294
     445,800   Microsoft Corporation                                                                           12,732,048
     141,500   Motorola, Inc.                                                                                   2,582,375
     218,500   Oracle Corporation(b)                                                                            2,606,705
      34,200   QUALCOMM, Inc.                                                                                   2,495,916
     135,900   Texas Instruments, Inc.                                                                          3,286,062
     117,600   Xerox Corporation(b,c)                                                                           1,705,200
      50,400   Xilinx, Inc.                                                                                     1,678,824
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    62,642,995
=========================================================================================================================

Materials (2.6%)
-------------------------------------------------------------------------------------------------------------------------
      61,400   Dow Chemical Company                                                                             2,498,980
      40,600   Eastman Chemical Company                                                                         1,876,938
      45,700   Praxair, Inc.                                                                                    1,823,887
      22,200   Temple-Inland, Inc.(c)                                                                           1,537,350
      33,300   Weyerhaeuser Company                                                                             2,101,896
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                  9,839,051
=========================================================================================================================

Utilities (1.1%)
-------------------------------------------------------------------------------------------------------------------------
      31,100   Entergy Corporation                                                                              1,741,911
      55,600   TXU Corporation(c)                                                                               2,252,356
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  3,994,267
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $342,456,077)                                                         358,553,812
=========================================================================================================================
      Shares   Collateral Held for Securities Loaned (2.9%)             Interest Rate(d)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  11,333,224   State Street Navigator Securities Lending Prime
               Portfolio                                                        1.230%              N/A       $11,333,224
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned
               (cost $11,333,224)                                                                              11,333,224
=========================================================================================================================
   Shares or
   Principal
      Amount   Short-Term Investments (3.9%)                            Interest Rate(d)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  $7,895,000   Cargill Global Funding plc                                       1.430%         7/1/2004        $7,895,000
   7,158,938   Thrivent Money Market Portfolio                                  0.768               N/A         7,158,938
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                15,053,938
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $368,843,239)                                                         $384,940,974
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as
    discussed in item 2(L) of the Notes to Financial
    Statements.

(d) The interest rate shown reflects the yield or, for
    securities purchased at a discount, the discount rate
    at the date of purchase.

The accompanying notes to the financial statements
are an integral part of this schedule.

Large Cap Index Portfolio
Schedule of Investments as of June 30, 2004 (unaudited)(a)

      Shares   Common Stock (94.7%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Communications Services (3.2%)
-------------------------------------------------------------------------------------------------------------------------
      21,800   ALLTEL Corporation                                                                              $1,103,516
      56,132   AT&T Corporation(b)                                                                                821,211
     193,041   AT&T Wireless Services, Inc.(c)                                                                  2,764,347
     129,800   BellSouth Corporation                                                                            3,403,356
       9,900   CenturyTel, Inc.                                                                                   297,396
      20,300   Citizens Communications Company(b,c)                                                               245,630
      78,500   Nextel Communications, Inc.(c)                                                                   2,092,810
     126,272   Qwest Communications International, Inc.(c)                                                        453,316
     234,460   SBC Communications, Inc.                                                                         5,685,655
     100,950   Sprint Corporation (FON Group)                                                                   1,776,720
     196,096   Verizon Communications, Inc.                                                                     7,096,714
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                   25,740,671
=========================================================================================================================

Consumer Discretionary (10.3%)
-------------------------------------------------------------------------------------------------------------------------
      19,000   Autonation, Inc.(b,c)                                                                              324,900
       5,800   AutoZone, Inc.(c)                                                                                  464,580
      21,200   Bed Bath & Beyond, Inc.(c)                                                                         815,140
      22,950   Best Buy Company, Inc.                                                                           1,164,483
       8,200   Big Lots, Inc.(c)                                                                                  118,572
       5,700   Black & Decker Corporation                                                                         354,141
       6,400   Boise Cascade Corporation(b)                                                                       240,896
       6,800   Brunswick Corporation                                                                              277,440
      44,700   Carnival Corporation                                                                             2,100,900
       8,800   Centex Corporation                                                                                 402,600
      14,000   Circuit City Stores, Inc.                                                                          181,300
      43,400   Clear Channel Communications, Inc.                                                               1,603,630
     158,677   Comcast Corporation(c)                                                                           4,447,716
       5,300   Cooper Tire & Rubber Company                                                                       121,900
      10,666   Dana Corporation                                                                                   209,054
      11,450   Darden Restaurants, Inc.                                                                           235,298
      39,594   Delphi Corporation                                                                                 422,864
       6,000   Dillard's, Inc.                                                                                    133,800
      23,315   Dollar General Corporation(b)                                                                      456,041
       5,900   Dow Jones & Company, Inc.                                                                          266,090
      20,300   Eastman Kodak Company                                                                              547,694
      46,500   eBay, Inc.                                                                                       4,275,675
      12,100   Family Dollar Stores, Inc.(b)                                                                      368,082
      12,700   Federated Department Stores, Inc.                                                                  623,570
     129,700   Ford Motor Company                                                                               2,029,805
      10,400   Fortune Brands, Inc.                                                                               784,472
      19,300   Gannett Company, Inc.                                                                            1,637,605
      63,662   Gap, Inc.                                                                                        1,543,804
      39,900   General Motors Corporation                                                                       1,858,941
      12,400   Genuine Parts Company                                                                              492,032
      12,600   Goodyear Tire & Rubber Company(b,c)                                                                114,534
      20,800   Harley-Davidson, Inc.                                                                            1,288,352
       8,000   Harrah's Entertainment, Inc.(b)                                                                    432,800
      12,550   Hasbro, Inc.                                                                                       238,450
      27,100   Hilton Hotels Corporation                                                                          505,686
     157,300   Home Depot, Inc.                                                                                 5,536,960
      24,700   International Game Technology                                                                      953,420
      29,600   Interpublic Group of Companies, Inc.(c)                                                            406,408
      19,900   J.C. Penney Company, Inc.                                                                          751,424
      13,400   Johnson Controls, Inc.                                                                             715,292
       9,100   Jones Apparel Group, Inc.                                                                          359,268
       3,400   KB Home                                                                                            233,342
       5,600   Knight-Ridder, Inc.                                                                                403,200
      24,100   Kohl's Corporation(c)                                                                            1,018,948
      13,600   Leggett & Platt, Inc.                                                                              363,256
      33,304   Limited Brands, Inc.                                                                               622,785
       7,900   Liz Claiborne, Inc.                                                                                284,242
      55,700   Lowe's Companies, Inc.                                                                           2,927,035
      16,000   Marriott International, Inc.                                                                       798,080
      29,850   Mattel, Inc.                                                                                       544,762
      20,500   May Department Stores Company                                                                      563,545
       5,600   Maytag Corporation(b)                                                                              137,256
      89,100   McDonald's Corporation                                                                           2,316,600
      13,400   McGraw-Hill Companies, Inc.                                                                      1,026,038
       3,600   Meredith Corporation                                                                               197,856
      10,700   New York Times Company                                                                             478,397
      19,473   Newell Rubbermaid, Inc.                                                                            457,616
      18,600   NIKE, Inc.                                                                                       1,408,950
       9,800   Nordstrom, Inc.                                                                                    417,578
      22,100   Office Depot, Inc.(c)                                                                              395,811
      13,400   Omnicom Group, Inc.                                                                              1,016,926
       8,900   Pulte Homes, Inc.                                                                                  463,067
      11,400   RadioShack Corporation                                                                             326,382
       4,300   Reebok International, Ltd.                                                                         154,714
      15,000   Sears, Roebuck and Company                                                                         566,400
      10,200   Sherwin-Williams Company                                                                           423,810
       4,200   Snap-On, Inc.                                                                                      140,910
       5,800   Stanley Works                                                                                      264,364
      35,150   Staples, Inc.                                                                                    1,030,246
      28,000   Starbucks Corporation(c)                                                                         1,217,440
      14,600   Starwood Hotels & Resorts Worldwide, Inc.                                                          654,810
      64,600   Target Corporation                                                                               2,743,562
      10,300   Tiffany & Company                                                                                  379,555
     322,750   Time Warner, Inc.(c)                                                                             5,673,945
      35,000   TJX Companies, Inc.                                                                                844,900
      15,200   Toys 'R' Us, Inc.(c)                                                                               242,896
      23,100   Tribune Company                                                                                  1,051,974
      22,800   Univision Communications, Inc.(b,c)                                                                728,004
       7,900   VF Corporation                                                                                     384,730
     122,644   Viacom, Inc.                                                                                     4,380,844
       9,193   Visteon Corporation(b)                                                                             107,282
     145,247   Walt Disney Company                                                                              3,702,346
       8,200   Wendy's International, Inc.                                                                        285,688
       4,900   Whirlpool Corporation                                                                              336,140
      20,440   Yum! Brands, Inc.(c)                                                                               760,777
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                    82,282,628
=========================================================================================================================

Consumer Staples (10.5%)
-------------------------------------------------------------------------------------------------------------------------
       2,800   Adolph Coors Company(b)                                                                            202,552
       6,450   Alberto-Culver Company                                                                             323,403
      26,077   Albertson's, Inc.(b)                                                                               692,084
     145,100   Altria Group, Inc.                                                                               7,262,255
      56,900   Anheuser-Busch Companies, Inc.                                                                   3,072,600
      45,968   Archer-Daniels-Midland Company                                                                     771,343
      33,400   Avon Products, Inc.                                                                              1,541,076
       8,700   Brown-Forman Corporation(b)                                                                        419,949
      29,100   Campbell Soup Company                                                                              782,208
      15,100   Clorox Company                                                                                     812,078
     172,400   Coca-Cola Company                                                                                8,702,752
      33,200   Coca-Cola Enterprises, Inc.                                                                        962,468
      37,700   Colgate-Palmolive Company                                                                        2,203,565
      37,400   ConAgra Foods, Inc.                                                                              1,012,792
      32,400   Costco Wholesale Corporation                                                                     1,330,668
      28,100   CVS Corporation                                                                                  1,180,762
      26,700   General Mills, Inc.                                                                              1,269,051
      71,000   Gillette Company                                                                                 3,010,400
      25,100   H.J. Heinz Company                                                                                 983,920
      18,400   Hershey Foods Corporation                                                                          851,368
      29,000   Kellogg Company                                                                                  1,213,650
      35,492   Kimberly-Clark Corporation                                                                       2,338,213
      52,500   Kroger Company(c)                                                                                  955,500
       9,900   McCormick & Company, Inc.                                                                          336,600
      18,300   Pepsi Bottling Group, Inc.                                                                         558,882
     120,770   PepsiCo, Inc.                                                                                    6,507,088
     181,800   Procter & Gamble Company                                                                         9,897,192
       6,000   R.J. Reynolds Tobacco Holdings, Inc.(b)                                                            405,540
      31,500   Safeway, Inc.(c)                                                                                   798,210
      55,900   Sara Lee Corporation                                                                             1,285,141
       9,700   SUPERVALU, Inc.                                                                                    296,917
      45,200   SYSCO Corporation                                                                                1,621,324
      11,900   UST, Inc.                                                                                          428,400
     303,600   Wal-Mart Stores, Inc.                                                                           16,017,936
      72,600   Walgreen Company                                                                                 2,628,846
      16,100   William Wrigley Jr. Company                                                                      1,015,105
      10,200   Winn-Dixie Stores, Inc.(b)                                                                          73,440
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                          83,765,278
=========================================================================================================================

Energy (6.2%)
-------------------------------------------------------------------------------------------------------------------------
       6,400   Amerada Hess Corporation                                                                           506,816
      17,786   Anadarko Petroleum Corporation                                                                   1,042,260
      23,020   Apache Corporation                                                                               1,002,521
       5,100   Ashland, Inc.                                                                                      269,331
      23,600   Baker Hughes, Inc.                                                                                 888,540
      11,400   BJ Services Company(c)                                                                             522,576
      28,070   Burlington Resources, Inc.                                                                       1,015,573
      75,723   ChevronTexaco Corporation                                                                        7,126,292
      48,540   ConocoPhillips Company                                                                           3,703,117
      16,900   Devon Energy Corporation                                                                         1,115,400
      45,318   El Paso Corporation(b)                                                                             357,106
       8,300   EOG Resources, Inc.                                                                                495,593
     463,008   Exxon Mobil Corporation                                                                         20,562,185
      31,100   Halliburton Company                                                                                941,086
      10,324   Kerr-McGee Corporation                                                                             555,121
       8,900   Kinder Morgan, Inc.                                                                                527,681
      24,400   Marathon Oil Corporation                                                                           923,296
      10,600   Nabors Industries, Ltd.(c)                                                                         479,332
       9,700   Noble Corporation(c)                                                                               367,533
      27,600   Occidental Petroleum Corporation                                                                 1,336,116
       7,600   Rowan Companies, Inc.(b,c)                                                                         184,908
      41,700   Schlumberger, Ltd.                                                                               2,648,367
       5,400   Sunoco, Inc.(b)                                                                                    343,548
      22,711   Transocean, Inc.(c)                                                                                657,256
      18,700   Unocal Corporation                                                                                 710,600
       9,100   Valero Energy Corporation                                                                          671,216
      36,800   Williams Companies, Inc.(b)                                                                        437,920
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    49,391,290
=========================================================================================================================

Financials (19.3%)
-------------------------------------------------------------------------------------------------------------------------
      20,000   ACE, Ltd.                                                                                          845,600
      36,000   AFLAC, Inc.                                                                                      1,469,160
      49,782   Allstate Corporation                                                                             2,317,352
       7,700   Ambac Financial Group, Inc.                                                                        565,488
      90,400   American Express Company                                                                         4,644,752
     184,640   American International Group, Inc.                                                              13,161,139
      25,050   AmSouth Bancorporation                                                                             638,024
      22,225   Aon Corporation                                                                                    632,746
       6,700   Apartment Investment & Management Company                                                          208,571
     144,269   Bank of America Corporation                                                                     12,208,043
      55,000   Bank of New York Company, Inc.                                                                   1,621,400
      79,353   Bank One Corporation                                                                             4,047,003
      39,700   BB&T Corporation                                                                                 1,467,709
       7,331   Bear Stearns Companies, Inc.                                                                       618,077
      16,900   Capital One Financial Corporation                                                                1,155,622
      96,625   Charles Schwab Corporation                                                                         928,566
      15,811   Charter One Financial, Inc.                                                                        698,688
      13,400   Chubb Corporation                                                                                  913,612
      12,070   Cincinnati Financial Corporation                                                                   525,286
     366,039   Citigroup, Inc.                                                                                 17,020,814
      12,350   Comerica, Inc.                                                                                     677,768
      19,700   Countrywide Financial Corporation                                                                1,383,925
      25,800   E*TRADE Group, Inc.(c)                                                                             287,670
      28,600   Equity Office Properties Trust                                                                     777,920
      19,900   Equity Residential REIT                                                                            591,627
      48,700   Federal Home Loan Mortgage Corporation                                                           3,082,710
      68,600   Federal National Mortgage Corporation                                                            4,895,296
       7,800   Federated Investors, Inc.                                                                          236,652
      39,794   Fifth Third Bancorp                                                                              2,140,121
       8,800   First Horizon National Corporation                                                                 400,136
      17,700   Franklin Resources, Inc.                                                                           886,416
      10,800   Golden West Financial Corporation                                                                1,148,580
      34,200   Goldman Sachs Group, Inc.                                                                        3,220,272
      20,600   Hartford Financial Services Group, Inc.                                                          1,416,044
      16,271   Huntington Bancshares, Inc.                                                                        372,606
     147,348   J.P. Morgan Chase & Company                                                                      5,712,682
      17,000   Janus Capital Group, Inc.                                                                          280,330
       9,900   Jefferson-Pilot Corporation                                                                        502,920
      29,100   KeyCorp                                                                                            869,799
      19,600   Lehman Brothers Holdings, Inc.                                                                   1,474,900
      12,800   Lincoln National Corporation                                                                       604,800
      13,200   Loews Corporation                                                                                  791,472
       8,500   M&T Bank Corporation                                                                               742,050
      37,000   Marsh & McLennan Companies, Inc.                                                                 1,679,060
      15,800   Marshall & Ilsley Corporation                                                                      617,622
      10,250   MBIA, Inc.                                                                                         585,480
      90,502   MBNA Corporation                                                                                 2,334,047
      30,000   Mellon Financial Corporation                                                                       879,900
      68,000   Merrill Lynch & Company, Inc.                                                                    3,670,640
      53,500   MetLife, Inc.                                                                                    1,917,975
       7,000   MGIC Investment Corporation                                                                        531,020
      10,500   Moody's Corporation                                                                                678,930
      77,750   Morgan Stanley and Company                                                                       4,102,868
      47,400   National City Corporation                                                                        1,659,474
      12,300   North Fork Bancorporation, Inc.(b)                                                                 468,015
      15,800   Northern Trust Corporation                                                                         668,024
      13,100   Plum Creek Timber Company, Inc.                                                                    426,798
      19,900   PNC Financial Services Group, Inc.                                                               1,056,292
      22,600   Principal Financial Group, Inc.                                                                    786,028
      15,300   Progressive Corporation                                                                          1,305,090
      13,000   ProLogis Trust                                                                                     427,960
      20,600   Providian Financial Corporation(c)                                                                 302,202
      37,200   Prudential Financial, Inc.                                                                       1,728,684
      15,600   Regions Financial Corporation(b)                                                                   570,180
      10,000   SAFECO Corporation                                                                                 440,000
      14,800   Simon Property Group, Inc.                                                                         761,016
      31,000   SLM Corporation                                                                                  1,253,950
      23,500   SouthTrust Corporation                                                                             912,035
      21,300   Sovereign Bancorp, Inc.                                                                            470,730
      47,181   St. Paul Travelers Companies Inc                                                                 1,912,718
      23,700   State Street Corporation                                                                         1,162,248
      20,000   SunTrust Banks, Inc.                                                                             1,299,800
      21,600   Synovus Financial Corporation                                                                      546,912
       9,034   T. Rowe Price Group, Inc.                                                                          455,314
       7,900   Torchmark Corporation                                                                              425,020
     134,185   U.S. Bancorp                                                                                     3,698,139
      13,650   Union Planters Corporation                                                                         406,906
      21,024   UnumProvident Corporation(b)                                                                       334,282
      93,132   Wachovia Corporation                                                                             4,144,374
      61,143   Washington Mutual, Inc.                                                                          2,362,566
     119,400   Wells Fargo & Company                                                                            6,833,262
       9,900   XL Capital, Ltd.                                                                                   747,054
       6,400   Zions Bancorporation                                                                               393,280
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                               153,140,243
=========================================================================================================================

Health Care (12.7%)
-------------------------------------------------------------------------------------------------------------------------
     110,400   Abbott Laboratories                                                                              4,499,904
      10,849   Aetna, Inc.                                                                                        922,165
       9,200   Allergan, Inc.                                                                                     823,584
       8,000   AmerisourceBergen Corporation                                                                      478,240
      89,940   Amgen, Inc.(c)                                                                                   4,908,026
       9,800   Anthem, Inc.(b,c)                                                                                  877,688
      14,200   Applied Biosystems Group                                                                           308,850
       3,900   Bausch & Lomb, Inc.(b)                                                                             253,773
      43,300   Baxter International, Inc.                                                                       1,494,283
      18,000   Becton, Dickinson and Company                                                                      932,400
      24,000   Biogen Idec, Inc.(c)                                                                             1,518,000
      18,050   Biomet, Inc.                                                                                       802,142
      59,100   Boston Scientific Corporation                                                                    2,529,480
     137,600   Bristol-Myers Squibb Company                                                                     3,371,200
       7,400   C.R. Bard, Inc.                                                                                    419,210
      30,375   Cardinal Health, Inc.                                                                            2,127,769
      32,300   Caremark Rx, Inc.(c)                                                                             1,063,962
      13,300   Chiron Corporation(c)                                                                              593,712
      10,000   CIGNA Corporation                                                                                  688,100
      79,900   Eli Lilly and Company                                                                            5,585,809
       5,600   Express Scripts, Inc.(c)                                                                           443,688
      26,100   Forest Laboratories, Inc.(c)                                                                     1,478,043
      16,000   Genzyme Corporation(b,c)                                                                           757,280
      14,900   Gilead Sciences, Inc.(c)                                                                           998,300
      22,200   Guidant Corporation                                                                              1,240,536
      34,300   HCA, Inc.                                                                                        1,426,537
      17,200   Health Management Associates, Inc.                                                                 385,624
      11,080   Hospira, Inc.(c)                                                                                   305,808
      11,600   Humana, Inc.(c)                                                                                    196,040
      16,600   IMS Health, Inc.                                                                                   389,104
     210,140   Johnson & Johnson                                                                               11,704,798
      17,000   King Pharmaceuticals, Inc.(c)                                                                      194,650
       6,300   Manor Care, Inc.                                                                                   205,884
      20,642   McKesson Corporation                                                                               708,640
      19,143   Medco Health Solutions, Inc.(c)                                                                    717,862
      17,600   MedImmune, Inc.(c)                                                                                 411,840
      85,900   Medtronic, Inc.                                                                                  4,185,048
     157,300   Merck & Company, Inc.                                                                            7,471,750
       3,600   Millipore Corporation(c)                                                                           202,932
      19,000   Mylan Laboratories, Inc.(b)                                                                        384,750
     540,253   Pfizer, Inc.                                                                                    18,519,873
       7,300   Quest Diagnostics, Inc.                                                                            620,135
     104,200   Schering-Plough Corporation                                                                      1,925,616
      12,442   St. Jude Medical, Inc.(c)                                                                          941,237
      28,300   Stryker Corporation                                                                              1,556,500
      32,900   Tenet Healthcare Corporation(c)                                                                    441,189
      43,600   UnitedHealth Group, Inc.                                                                         2,714,100
       7,700   Watson Pharmaceuticals, Inc.(c)                                                                    207,130
      11,000   WellPoint Health Networks, Inc.(c)                                                               1,232,110
      94,400   Wyeth Corporation                                                                                3,413,504
      17,250   Zimmer Holdings, Inc.(c)                                                                         1,521,450
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                              101,100,255
=========================================================================================================================

Industrials (10.9%)
-------------------------------------------------------------------------------------------------------------------------
      55,300   3M Company                                                                                       4,977,553
      22,400   Allied Waste Industries, Inc.(c)                                                                   295,232
      14,100   American Power Conversion Corporation                                                              277,065
      15,200   American Standard Companies, Inc.                                                                  612,712
      12,500   Apollo Group, Inc. (University of Phoenix Online)                                                1,103,625
       8,000   Avery Dennison Corporation                                                                         512,080
      59,660   Boeing Company                                                                                   3,048,029
      26,292   Burlington Northern Santa Fe Corporation                                                           922,060
      24,200   Caterpillar, Inc.                                                                                1,922,448
      72,160   Cendant Corporation                                                                              1,766,477
      12,100   Cintas Corporation(b)                                                                              576,807
       6,600   Cooper Industries, Ltd.                                                                            392,106
       4,250   Crane Company                                                                                      133,408
      15,300   CSX Corporation                                                                                    501,381
       3,100   Cummins, Inc.(b)                                                                                   193,750
      21,800   Danaher Corporation                                                                              1,130,330
      17,600   Deere & Company                                                                                  1,234,464
       9,000   Delta Air Lines, Inc.(b)                                                                            64,080
       3,600   Deluxe Corporation                                                                                 156,600
      14,400   Dover Corporation                                                                                  606,240
      10,600   Eaton Corporation                                                                                  686,244
      29,800   Emerson Electric Company                                                                         1,893,790
       9,700   Equifax, Inc.                                                                                      240,075
      21,060   FedEx Corporation                                                                                1,720,391
       6,000   Fluor Corporation(b)                                                                               286,020
      14,000   General Dynamics Corporation                                                                     1,390,200
     747,200   General Electric Company                                                                        24,209,272
       8,500   Goodrich Corporation                                                                               274,805
      12,300   H&R Block, Inc.                                                                                    586,464
      60,775   Honeywell International, Inc.                                                                    2,226,188
      21,900   Illinois Tool Works, Inc.                                                                        2,099,991
      12,350   Ingersoll-Rand Company                                                                             843,628
       6,700   ITT Industries, Inc.                                                                               556,100
      31,700   Lockheed Martin Corporation                                                                      1,650,936
      31,000   Masco Corporation                                                                                  966,580
       8,200   Monster Worldwide, Inc.(c)                                                                         210,904
       4,900   Navistar International Corporation(b,c)                                                            189,924
      27,800   Norfolk Southern Corporation                                                                       737,256
      25,398   Northrop Grumman Corporation                                                                     1,363,873
      12,450   PACCAR, Inc.                                                                                       721,976
       8,900   Pall Corporation                                                                                   233,091
       8,550   Parker-Hannifin Corporation                                                                        508,383
      16,400   Pitney Bowes, Inc.                                                                                 725,700
       6,100   Power-One, Inc.(b,c)                                                                                66,978
      15,400   R.R. Donnelley & Sons Company                                                                      508,508
      31,600   Raytheon Company                                                                                 1,130,332
      12,200   Robert Half International, Inc.                                                                    363,194
      13,100   Rockwell Automation, Inc.                                                                          491,381
      12,600   Rockwell Collins, Inc.                                                                             419,832
       4,800   Ryder System, Inc.                                                                                 192,336
      55,900   Southwest Airlines Company                                                                         937,443
       9,700   Textron, Inc.                                                                                      575,695
       4,200   Thomas & Betts Corporation(b)                                                                      114,366
     141,907   Tyco International, Ltd.                                                                         4,702,798
      18,300   Union Pacific Corporation                                                                        1,087,935
      79,900   United Parcel Service, Inc.                                                                      6,006,083
      36,300   United Technologies Corporation                                                                  3,320,724
       6,600   W.W. Grainger, Inc.                                                                                379,500
      41,099   Waste Management, Inc.                                                                           1,259,684
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                               86,305,027
=========================================================================================================================

Information Technology (16.3%)
-------------------------------------------------------------------------------------------------------------------------
      57,200   ADC Telecommunications, Inc.(b,c)                                                                  162,448
      16,900   Adobe Systems, Inc.                                                                                785,850
      25,000   Advanced Micro Devices, Inc.(b,c)                                                                  397,500
       9,600   Affiliated Computer Services, Inc.(c)                                                              508,224
      34,015   Agilent Technologies, Inc.(c)                                                                      995,959
      26,500   Altera Corporation(c)                                                                              588,830
      26,600   Analog Devices, Inc.                                                                             1,252,328
      11,275   Andrew Corporation(c)                                                                              225,613
      26,900   Apple Computer, Inc.(c)                                                                            875,326
     119,300   Applied Materials, Inc.(c)                                                                       2,340,666
      22,100   Applied Micro Circuits Corporation(c)                                                              117,572
       8,000   Autodesk, Inc.                                                                                     342,480
      41,800   Automatic Data Processing, Inc.                                                                  1,750,584
      31,376   Avaya, Inc.(c)                                                                                     495,427
      15,700   BMC Software, Inc.(c)                                                                              290,450
      22,200   Broadcom Corporation(c)                                                                          1,038,294
      40,100   CIENA Corporation(c)                                                                               149,172
     478,700   Cisco Systems, Inc.(c)                                                                          11,345,190
      12,000   Citrix Systems, Inc.(c)                                                                            244,320
      41,312   Computer Associates International, Inc.                                                          1,159,215
      13,200   Computer Sciences Corporation(c)                                                                   612,876
      27,300   Compuware Corporation(c)                                                                           180,180
      13,800   Comverse Technology, Inc.(b,c)                                                                     275,172
      10,300   Convergys Corporation(c)                                                                           158,620
      97,100   Corning, Inc.(c)                                                                                 1,268,126
     178,600   Dell, Inc.(c)                                                                                    6,397,452
      21,400   Electronic Arts, Inc.                                                                            1,167,370
      34,200   Electronic Data Systems Corporation                                                                654,930
     172,986   EMC Corporation(c)                                                                               1,972,040
      61,680   First Data Corporation                                                                           2,745,994
      13,800   Fiserv, Inc.(c)                                                                                    536,682
      26,300   Gateway, Inc.(c)                                                                                   118,350
     215,886   Hewlett-Packard Company                                                                          4,555,195
     457,900   Intel Corporation                                                                               12,638,040
     119,300   International Business Machines Corporation                                                     10,516,295
      13,500   Intuit, Inc.(c)                                                                                    520,830
      14,200   Jabil Circuit, Inc.(c)                                                                             357,556
     101,900   JDS Uniphase Corporation(b,c)                                                                      386,201
      13,900   KLA-Tencor Corporation(c)                                                                          686,382
       9,100   Lexmark International, Inc.(c)                                                                     878,423
      21,900   Linear Technology Corporation                                                                      864,393
      27,000   LSI Logic Corporation(c)                                                                           205,740
     303,322   Lucent Technologies, Inc.(b,c)                                                                   1,146,557
      22,800   Maxim Integrated Products, Inc.                                                                  1,195,176
       6,500   Mercury Interactive Corporation(c)                                                                 323,895
      43,200   Micron Technology, Inc.(c)                                                                         661,392
     764,200   Microsoft Corporation                                                                           21,825,552
      13,500   Molex, Inc.(b)                                                                                     433,080
     165,890   Motorola, Inc.                                                                                   3,027,492
      25,400   National Semiconductor Corporation                                                                 558,546
       6,600   NCR Corporation(c)                                                                                 327,294
      24,600   Network Appliance, Inc.(c)                                                                         529,638
      27,300   Novell, Inc.(c)                                                                                    229,047
      10,400   Novellus Systems, Inc.(c)                                                                          326,976
      11,700   NVIDIA Corporation(c)                                                                              239,850
     367,748   Oracle Corporation(c)                                                                            4,387,234
      19,000   Parametric Technology Corporation(c)                                                                95,000
      26,700   Paychex, Inc.                                                                                      904,596
      25,800   PeopleSoft, Inc.(c)                                                                                477,300
       9,100   PerkinElmer, Inc.                                                                                  182,364
      12,500   PMC-Sierra, Inc.(c)                                                                                179,375
       6,700   QLogic Corporation(c)                                                                              178,153
      57,300   QUALCOMM, Inc.                                                                                   4,181,754
       9,849   Sabre Holdings Corporation                                                                         272,916
      36,800   Sanmina-SCI Corporation(c)                                                                         334,880
      10,800   Scientific-Atlanta, Inc.                                                                           372,600
      35,500   Siebel Systems, Inc.(c)                                                                            379,140
      68,000   Solectron Corporation(c)                                                                           439,960
     235,400   Sun Microsystems, Inc.(c)                                                                        1,021,636
      20,500   SunGard Data Systems, Inc.(c)                                                                      533,000
      22,000   Symantec Corporation                                                                               963,160
      16,600   Symbol Technologies, Inc.                                                                          244,684
       6,100   Tektronix, Inc.(b)                                                                                 207,522
      29,500   Tellabs, Inc.(b,c)                                                                                 257,830
      13,700   Teradyne, Inc.(c)                                                                                  310,990
     122,500   Texas Instruments, Inc.                                                                          2,962,050
      11,800   Thermo Electron Corporation(c)                                                                     362,732
      23,500   Unisys Corporation(c)                                                                              326,180
      30,500   VERITAS Software Corporation(c)                                                                    844,850
       8,400   Waters Corporation(c)                                                                              401,352
      56,600   Xerox Corporation(b,c)                                                                             820,700
      24,500   Xilinx, Inc.                                                                                       816,095
      95,300   Yahoo!, Inc.                                                                                     3,462,249
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                   129,507,092
=========================================================================================================================

Materials (2.8%)
-------------------------------------------------------------------------------------------------------------------------
      16,000   Air Products and Chemicals, Inc.                                                                   839,200
      61,464   Alcoa, Inc.                                                                                      2,030,156
       5,769   Allegheny Technologies, Inc.(b)                                                                    104,130
       4,100   Ball Corporation                                                                                   295,405
       7,600   Bemis Company, Inc.                                                                                214,700
      66,193   Dow Chemical Company                                                                             2,694,055
      70,811   E.I. du Pont de Nemours and Company                                                              3,145,425
       5,600   Eastman Chemical Company(b)                                                                        258,888
      18,200   Ecolab, Inc.                                                                                       576,940
       8,800   Engelhard Corporation                                                                              284,328
      12,500   Freeport-McMoRan Copper & Gold, Inc.(b)                                                            414,375
      18,024   Georgia-Pacific Corporation                                                                        666,528
       3,600   Great Lakes Chemical Corporation(b)                                                                 97,416
       7,800   Hercules, Inc.(c)                                                                                   95,082
       6,800   International Flavors and Fragrances, Inc.                                                         254,320
      34,371   International Paper Company                                                                      1,536,384
       7,700   Louisiana-Pacific Corporation                                                                      182,105
      14,381   MeadWestvaco Corporation                                                                           422,658
      18,789   Monsanto Company                                                                                   723,376
      31,348   Newmont Mining Corporation                                                                       1,215,048
       5,600   Nucor Corporation(b)                                                                               429,856
      10,900   Pactiv Corporation(c)                                                                              271,846
       6,570   Phelps Dodge Corporation(c)                                                                        509,241
      12,200   PPG Industries, Inc.                                                                               762,378
      23,100   Praxair, Inc.                                                                                      921,921
      15,813   Rohm and Haas Company                                                                              657,505
       5,976   Sealed Air Corporation(c)                                                                          318,342
       4,900   Sigma-Aldrich Corporation                                                                          292,089
       4,000   Temple-Inland, Inc.                                                                                277,000
       8,000   United States Steel Corporation                                                                    280,960
       7,400   Vulcan Materials Company                                                                           351,870
      17,000   Weyerhaeuser Company                                                                             1,073,040
       6,200   Worthington Industries, Inc.(b)                                                                    127,286
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                 22,323,853
=========================================================================================================================

Utilities (2.5%)
-------------------------------------------------------------------------------------------------------------------------
      45,100   AES Corporation(c)                                                                                 447,843
       9,100   Allegheny Energy, Inc.(b,c)                                                                        140,231
      13,000   Ameren Corporation(b)                                                                              558,480
      28,060   American Electric Power Company, Inc.                                                              897,920
      29,400   Calpine Corporation(b,c)                                                                           127,008
      21,873   CenterPoint Energy, Inc.(b)                                                                        251,540
      12,900   Cinergy Corporation                                                                                490,200
      11,600   CMS Energy Corporation(b,c)                                                                        105,908
      17,200   Consolidated Edison, Inc.                                                                          683,872
      12,000   Constellation Energy Group, Inc.                                                                   454,800
      23,047   Dominion Resources, Inc.                                                                         1,453,805
      12,300   DTE Energy Company(b)                                                                              498,642
      64,716   Duke Energy Corporation                                                                          1,313,088
      26,900   Dynegy, Inc.(b)                                                                                    114,594
      23,100   Edison International, Inc.                                                                         590,667
      16,400   Entergy Corporation                                                                                918,564
      46,724   Exelon Corporation                                                                               1,555,442
      23,400   FirstEnergy Corporation                                                                            875,394
      13,200   FPL Group, Inc.                                                                                    844,140
      11,500   KeySpan Corporation                                                                                422,050
       3,200   Nicor, Inc.(b)                                                                                     108,704
      18,809   NiSource, Inc.                                                                                     387,842
      29,600   Pacific Gas & Electric Company(c)                                                                  827,024
       2,700   Peoples Energy Corporation(b)                                                                      113,805
       6,500   Pinnacle West Capital Corporation                                                                  262,535
      12,700   PPL Corporation                                                                                    582,930
      17,520   Progress Energy, Inc.                                                                              771,756
      16,800   Public Service Enterprise Group, Inc.                                                              672,504
      16,275   Sempra Energy                                                                                      560,348
      52,200   Southern Company                                                                                 1,521,630
      13,500   TECO Energy, Inc.(b)                                                                               161,865
      23,017   TXU Corporation(b)                                                                                 932,419
      28,405   Xcel Energy, Inc.(b)                                                                               474,648
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                 20,122,198
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $668,479,901)                                                         753,678,535
=========================================================================================================================
      Shares   Collateral Held for Securities Loaned (2.2%)             Interest Rate(d)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  17,877,008   State Street Navigator Securities Lending Prime
               Portfolio                                                        1.230%              N/A       $17,877,008
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned
               (cost $17,877,008)                                                                              17,877,008
=========================================================================================================================
   Shares or
   Principal
      Amount   Short-Term Investments (3.1%)                            Interest Rate(d)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  $3,288,000   Alcon Capital Corporation(e)                                     1.100%         7/1/2004        $3,288,000
  13,500,000   Bemis Company, Inc.(e)                                           1.430          7/1/2004        13,500,000
   7,485,366   Thrivent Money Market Portfolio(e)                               0.768               N/A         7,485,366
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                24,273,366
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $710,630,275)                                                         $795,828,909
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) All or a portion of the security is on loan as
    discussed in item 2(L) of the Notes to Financial
    Statements.

(c) Non-income producing security.

(d) The interest rate shown reflects the yield or, for
    securities purchased at a discount, the discount rate
    at the date of purchase.

(e) At June 30, 2004, $1,424,000 in cash was pledged as
    the initial margin deposit for open financial futures
    contracts. In addition, $24,273,366 of Short-Term
    Investments were earmarked as collateral to cover
    open financial futures contracts as follows:

                                                                                                  Notional
                             Number of         Expiration                                        Principal    Unrealized
  Type                       Contracts             Date          Position       Value              Amount         Gain
-------------------------------------------------------------------------------------------------------------------------
  500 Futures                   90           September 2004        Long      $25,659,001        $25,482,153     $176,848

The accompanying notes to the financial statements
are an integral part of this schedule.

Real Estate Securities Portfolio
Schedule of Investments as of June 30, 2004 (unaudited)(a)

      Shares   Common Stock (95.4%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary (4.4%)
-------------------------------------------------------------------------------------------------------------------------
       7,000   Fairmont Hotels & Resorts, Inc.                                                                   $188,650
      60,000   Hilton Hotels Corporation                                                                        1,119,600
       2,500   Hovnanian Enterprises, Inc.                                                                         86,775
       2,100   KB Home                                                                                            144,123
      30,400   La Quinta Corporation(b)                                                                           255,360
       2,800   Pulte Homes, Inc.                                                                                  145,684
       1,000   Ryland Group, Inc.                                                                                  78,200
       4,000   Standard Pacific Corporation                                                                       197,200
      46,400   Starwood Hotels & Resorts Worldwide, Inc.                                                        2,081,040
       6,500   WCI Communities, Inc.(b)                                                                           145,015
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                     4,441,647
=========================================================================================================================

Financials (90.9%)
-------------------------------------------------------------------------------------------------------------------------
      10,000   Affordable Residential Communities(c)                                                              166,000
      18,700   Alexandria Real Estate Equities, Inc.                                                            1,061,786
      39,000   AMB Property Corporation                                                                         1,350,570
      27,000   American Financial Realty Trust                                                                    385,830
       5,800   Amli Residential Properties Trust                                                                  170,172
       7,500   Anthracite Capital, Inc.                                                                            89,850
      40,000   Apartment Investment & Management Company                                                        1,245,200
      84,000   Archstone-Smith Trust                                                                            2,463,720
      45,000   Arden Realty Group, Inc.                                                                         1,323,450
      34,000   AvalonBay Communities, Inc.                                                                      1,921,680
       4,700   Bedford Property Investors, Inc.                                                                   137,428
      58,500   Boston Properties, Inc.                                                                          2,929,680
      15,500   Brandywine Realty Trust                                                                            421,445
      16,000   BRE Properties, Inc.                                                                               556,000
      60,500   Brookfield Properties Corporation                                                                1,739,375
      16,000   Camden Property Trust                                                                              732,800
       8,000   Capital Automotive REIT                                                                            234,640
      42,000   CarrAmerica Realty Corporation                                                                   1,269,660
      49,900   Catellus Development Corporation                                                                 1,230,035
      28,000   CBL & Associates Properties, Inc.                                                                1,540,000
      14,000   CenterPoint Properties Trust(c)                                                                  1,074,500
      33,000   Chelsea Property Group, Inc.                                                                     2,152,260
       3,500   Colonial Properties Trust                                                                          134,855
       6,400   Commercial Net Lease Realty, Inc.                                                                  110,080
      19,600   Corporate Office Properties Trust                                                                  487,060
      10,500   Cousins Properties, Inc.                                                                           345,975
      25,900   Crescent Real Estate Equities Company                                                              417,508
      67,500   Developers Diversified Realty Corporation                                                        2,387,475
      41,000   Duke Realty Corporation                                                                          1,304,210
       6,500   Eastgroup Properties, Inc.                                                                         218,855
       7,500   Entertainment Properties Trust                                                                     268,050
      11,000   Equity Inns, Inc.                                                                                  102,190
      96,500   Equity Office Properties Trust                                                                   2,624,800
      11,000   Equity One, Inc.(c)                                                                                198,880
     102,600   Equity Residential REIT                                                                          3,050,298
      14,000   Essex Property Trust, Inc.                                                                         956,900
      18,300   Federal Realty Investment Trust                                                                    761,097
      11,000   FelCor Lodging Trust, Inc.(b)                                                                      133,100
       3,400   First Industrial Realty Trust, Inc.(c)                                                             125,392
       8,500   Forest City Enterprises                                                                            450,500
     145,000   General Growth Properties, Inc.                                                                  4,287,650
      22,700   Glenborough Realty Trust, Inc.                                                                     416,545
      14,000   Health Care Property Investors, Inc.                                                               336,560
       7,000   Health Care REIT, Inc.                                                                             227,500
       5,100   Healthcare Realty Trust, Inc.                                                                      191,148
       4,500   Heritage Property Investment Trust                                                                 121,770
      21,000   Highwoods Properties, Inc.                                                                         493,500
      18,000   Home Properties Inc.                                                                               701,640
       4,500   Hospitality Properties Trust                                                                       190,350
     161,000   Host Marriott Corporation(b)                                                                     1,989,960
      20,700   HRPT Properties Trust                                                                              207,207
      13,000   Innkeepers USA Trust                                                                               134,030
      25,900   iStar Financial, Inc.                                                                            1,036,000
       7,500   Kilroy Realty Corporation                                                                          255,750
      30,800   Kimco Realty Corporation                                                                         1,401,400
       5,500   LaSalle Hotel Properties                                                                           134,200
       6,500   Lexington Corporate Properties Trust                                                               129,415
      33,000   Liberty Property Trust(c)                                                                        1,326,930
       8,700   LTC Properties, Inc.(c)                                                                            144,420
      42,000   Macerich Company                                                                                 2,010,540
      26,900   Mack-Cali Realty Corporation                                                                     1,113,122
       8,500   Maguire Properties, Inc.                                                                           210,545
      13,000   Manufactured Home Communities, Inc.                                                                431,470
      35,000   MeriStar Hospitality Corporation(b)                                                                239,400
       2,500   Mid-America Apartment Communities, Inc.(c)                                                          94,725
      27,000   Mills Corporation                                                                                1,260,900
       6,900   National Health Investors, Inc.                                                                    187,611
       9,800   Nationwide Health Properties, Inc.                                                                 185,220
       3,000   New Century Financial Corporation(c)                                                               140,460
      10,000   New Plan Excel Realty Trust, Inc.                                                                  233,600
      10,000   New York Mortgage Trust, Inc.(b)                                                                    88,600
       4,300   One Liberty Properties, Inc.                                                                        78,088
      22,000   Pan Pacific Retail Properties, Inc.                                                              1,111,440
       8,000   Parkway Properties, Inc.                                                                           355,600
       9,500   Penn Real Estate Investment Trust                                                                  325,375
      12,000   Plum Creek Timber Company, Inc.                                                                    390,960
       6,500   Post Properties, Inc.                                                                              189,475
      25,500   Prentiss Properties Trust                                                                          854,760
       5,000   Price Legacy Corporation(c)                                                                         92,300
     124,500   ProLogis Trust                                                                                   4,098,540
      12,300   PS Business Parks, Inc.                                                                            494,952
      33,100   Public Storage, Inc.                                                                             1,522,931
      13,000   Ramco-Gershenson Properties Trust                                                                  314,990
       5,000   Rayonier, Inc. REIT                                                                                222,250
       4,500   Realty Income Corporation(c)                                                                       187,785
      33,500   Reckson Associates Realty Corporation                                                              919,910
       2,700   Redwood Trust, Inc.(c)                                                                             150,336
      45,500   Regency Centers Corporation                                                                      1,951,950
      63,000   Rouse Company                                                                                    2,992,500
       6,000   Senior Housing Property Trust                                                                      100,740
      22,000   Shurgard Storage Centers, Inc.                                                                     822,800
     104,000   Simon Property Group, Inc.                                                                       5,347,681
      42,000   SL Green Realty Corporation                                                                      1,965,600
       3,000   Sovran Self Storage, Inc.                                                                          114,540
       6,200   St. Joe Company(c)                                                                                 246,140
       9,000   Summit Properties, Inc.                                                                            230,760
       7,500   Sun Communities, Inc.                                                                              282,375
       4,000   Tanger Factory Outlet Centers, Inc.                                                                156,400
      30,000   Taubman Centers, Inc.                                                                              686,700
      42,400   Trizec Properties, Inc.                                                                            689,424
       6,800   U.S. Restaurant Properties, Inc.(c)                                                                103,292
      61,000   United Dominion Realty Trust, Inc.                                                               1,206,580
      20,500   Ventas, Inc.                                                                                       478,675
      58,500   Vornado Realty Trust                                                                             3,340,935
      23,800   Weingarten Realty Investors                                                                        744,464
      14,000   Winston Hotels, Inc.                                                                               144,900
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                91,111,622
=========================================================================================================================

Industrials (0.1%)
-------------------------------------------------------------------------------------------------------------------------
       6,950   Standard Parking Corporation(b)                                                                     88,612
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                                   88,612
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $90,330,121)                                                           95,641,881
=========================================================================================================================
      Shares   Collateral Held for Securities Loaned (2.8%)             Interest Rate(d)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
   2,764,279   State Street Navigator Securities Lending Prime
               Portfolio                                                        1.230%              N/A        $2,764,279
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned
               (cost $2,764,279)                                                                                2,764,279
=========================================================================================================================
   Principal
      Amount   Short-Term Investments (1.8%)                            Interest Rate(d)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  $1,830,000   Fountain Square Commercial Funding Corporation                   1.500%         7/1/2004        $1,830,000
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 1,830,000
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $94,924,400)                                                          $100,236,160
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as
    discussed in item 2(L) of the Notes to Financial
    Statements.

(d) The interest rate shown reflects the yield or, for
    securities purchased at a discount, the discount rate
    at the date of purchase.

The accompanying notes to the financial statements
are an integral part of this schedule.

Balanced Portfolio
Schedule of Investments as of June 30, 2004 (unaudited)(a)

      Shares   Common Stock (48.9%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Communications Services (1.7%)
-------------------------------------------------------------------------------------------------------------------------
      12,400   ALLTEL Corporation                                                                                $627,688
      32,113   AT&T Corporation(b)                                                                                469,813
     110,272   AT&T Wireless Services, Inc.(c)                                                                  1,579,095
      74,100   BellSouth Corporation                                                                            1,942,902
       5,650   CenturyTel, Inc.                                                                                   169,726
      11,600   Citizens Communications Company(b,c)                                                               140,360
      44,800   Nextel Communications, Inc.(c)                                                                   1,194,368
      72,118   Qwest Communications International, Inc.(c)                                                        258,904
     133,862   SBC Communications, Inc.                                                                         3,246,154
      57,650   Sprint Corporation (FON Group)                                                                   1,014,640
     111,970   Verizon Communications, Inc.                                                                     4,052,194
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                   14,695,844
=========================================================================================================================

Consumer Discretionary (5.3%)
-------------------------------------------------------------------------------------------------------------------------
      10,900   Autonation, Inc.(c)                                                                                186,390
       3,300   AutoZone, Inc.(c)                                                                                  264,330
      12,100   Bed Bath & Beyond, Inc.(c)                                                                         465,245
      13,050   Best Buy Company, Inc.                                                                             662,157
       4,700   Big Lots, Inc.(b,c)                                                                                 67,962
       3,300   Black & Decker Corporation                                                                         205,029
       3,600   Boise Cascade Corporation(b)                                                                       135,504
       3,900   Brunswick Corporation                                                                              159,120
      25,500   Carnival Corporation                                                                             1,198,500
       5,000   Centex Corporation                                                                                 228,750
       8,000   Circuit City Stores, Inc.                                                                          103,600
      24,900   Clear Channel Communications, Inc.                                                                 920,055
      90,677   Comcast Corporation(c)                                                                           2,541,676
       3,100   Cooper Tire & Rubber Company(b)                                                                     71,300
       6,079   Dana Corporation                                                                                   119,148
       6,700   Darden Restaurants, Inc.                                                                           137,685
      22,676   Delphi Corporation                                                                                 242,180
       3,500   Dillard's, Inc.                                                                                     78,050
      13,322   Dollar General Corporation(b)                                                                      260,578
       3,400   Dow Jones & Company, Inc.(b)                                                                       153,340
      11,600   Eastman Kodak Company(b)                                                                           312,968
      26,500   eBay, Inc.                                                                                       2,436,675
       7,000   Family Dollar Stores, Inc.(b)                                                                      212,940
       7,200   Federated Department Stores, Inc.                                                                  353,520
      74,100   Ford Motor Company                                                                               1,159,665
       6,000   Fortune Brands, Inc.                                                                               452,580
      11,000   Gannett Company, Inc.                                                                              933,350
      36,400   Gap, Inc.                                                                                          882,700
      22,800   General Motors Corporation                                                                       1,062,252
       7,200   Genuine Parts Company                                                                              285,696
       7,100   Goodyear Tire & Rubber Company(b,c)                                                                 64,539
      11,900   Harley-Davidson, Inc.                                                                              737,086
       4,700   Harrah's Entertainment, Inc.(b)                                                                    254,270
       7,200   Hasbro, Inc.                                                                                       136,800
      15,500   Hilton Hotels Corporation                                                                          289,230
      89,900   Home Depot, Inc.                                                                                 3,164,480
      14,100   International Game Technology                                                                      544,260
      16,900   Interpublic Group of Companies, Inc.(c)                                                            232,037
      11,400   J.C. Penney Company, Inc.                                                                          430,464
       7,600   Johnson Controls, Inc.                                                                             405,688
       5,200   Jones Apparel Group, Inc.                                                                          205,296
       1,900   KB Home                                                                                            130,397
       3,200   Knight-Ridder, Inc.                                                                                230,400
      13,700   Kohl's Corporation(c)                                                                              579,236
       7,900   Leggett & Platt, Inc.                                                                              211,009
      19,062   Limited Brands, Inc.                                                                               356,459
       4,600   Liz Claiborne, Inc.                                                                                165,508
      31,800   Lowe's Companies, Inc.                                                                           1,671,090
       9,100   Marriott International, Inc.                                                                       453,908
      17,025   Mattel, Inc.                                                                                       310,706
      11,700   May Department Stores Company                                                                      321,633
       3,300   Maytag Corporation(b)                                                                               80,883
      51,000   McDonald's Corporation                                                                           1,326,000
       7,800   McGraw-Hill Companies, Inc.                                                                        597,246
       2,200   Meredith Corporation                                                                               120,912
       6,100   New York Times Company                                                                             272,731
      11,026   Newell Rubbermaid, Inc.                                                                            259,111
      10,600   NIKE, Inc.                                                                                         802,950
       5,600   Nordstrom, Inc.                                                                                    238,616
      12,600   Office Depot, Inc.(c)                                                                              225,666
       7,600   Omnicom Group, Inc.                                                                                576,764
       5,100   Pulte Homes, Inc.(b)                                                                               265,353
       6,600   RadioShack Corporation                                                                             188,958
       2,600   Reebok International, Ltd.                                                                          93,548
       8,600   Sears, Roebuck and Company                                                                         324,736
       5,800   Sherwin-Williams Company                                                                           240,990
       2,500   Snap-On, Inc.                                                                                       83,875
       3,400   Stanley Works                                                                                      154,972
      20,200   Staples, Inc.                                                                                      592,062
      16,000   Starbucks Corporation(c)                                                                           695,680
       8,300   Starwood Hotels & Resorts Worldwide, Inc.                                                          372,255
      36,900   Target Corporation                                                                               1,567,143
       6,000   Tiffany & Company                                                                                  221,100
     184,350   Time Warner, Inc.(c)                                                                             3,240,873
      20,000   TJX Companies, Inc.                                                                                482,800
       8,600   Toys 'R' Us, Inc.(c)                                                                               137,428
      13,300   Tribune Company                                                                                    605,682
      13,000   Univision Communications, Inc.(b,c)                                                                415,090
       4,500   VF Corporation                                                                                     219,150
      70,025   Viacom, Inc.                                                                                     2,501,293
       5,256   Visteon Corporation                                                                                 61,338
      82,987   Walt Disney Company(d)                                                                           2,115,339
       4,700   Wendy's International, Inc.                                                                        163,748
       2,900   Whirlpool Corporation                                                                              198,940
      11,660   Yum! Brands, Inc.(c)                                                                               433,985
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                    47,064,658
=========================================================================================================================

Consumer Staples (5.4%)
-------------------------------------------------------------------------------------------------------------------------
       1,600   Adolph Coors Company(b)                                                                            115,744
       3,800   Alberto-Culver Company                                                                             190,532
      14,922   Albertson's, Inc.(b)                                                                               396,030
      82,900   Altria Group, Inc.(d)                                                                            4,149,145
      32,500   Anheuser-Busch Companies, Inc.(d)                                                                1,755,000
      26,241   Archer-Daniels-Midland Company                                                                     440,324
      19,000   Avon Products, Inc.                                                                                876,660
       5,100   Brown-Forman Corporation(b)                                                                        246,177
      16,600   Campbell Soup Company                                                                              446,208
       8,700   Clorox Company                                                                                     467,886
      98,500   Coca-Cola Company                                                                                4,972,280
      19,000   Coca-Cola Enterprises, Inc.                                                                        550,810
      21,500   Colgate-Palmolive Company                                                                        1,256,675
      21,300   ConAgra Foods, Inc.                                                                                576,804
      18,500   Costco Wholesale Corporation                                                                       759,795
      16,000   CVS Corporation                                                                                    672,320
      15,200   General Mills, Inc.                                                                                722,456
      40,500   Gillette Company(d)                                                                              1,717,200
      14,150   H.J. Heinz Company                                                                                 554,680
      10,500   Hershey Foods Corporation                                                                          485,835
      16,600   Kellogg Company                                                                                    694,710
      20,180   Kimberly-Clark Corporation                                                                       1,329,458
      30,100   Kroger Company(c)                                                                                  547,820
       5,700   McCormick & Company, Inc.                                                                          193,800
      10,400   Pepsi Bottling Group, Inc.                                                                         317,616
      69,020   PepsiCo, Inc.                                                                                    3,718,798
     103,800   Procter & Gamble Company                                                                         5,650,872
       3,500   R.J. Reynolds Tobacco Holdings, Inc.(b)                                                            236,565
      18,000   Safeway, Inc.(c)                                                                                   456,120
      32,000   Sara Lee Corporation                                                                               735,680
       5,500   SUPERVALU, Inc.                                                                                    168,355
      25,800   SYSCO Corporation                                                                                  925,446
       6,700   UST, Inc.                                                                                          241,200
     173,400   Wal-Mart Stores, Inc.(d)                                                                         9,148,584
      41,500   Walgreen Company                                                                                 1,502,715
       9,000   William Wrigley Jr. Company                                                                        567,450
       5,800   Winn-Dixie Stores, Inc.(b)                                                                          41,760
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                          47,829,510
=========================================================================================================================

Energy (3.2%)
-------------------------------------------------------------------------------------------------------------------------
       3,600   Amerada Hess Corporation                                                                           285,084
      10,118   Anadarko Petroleum Corporation                                                                     592,915
      13,068   Apache Corporation                                                                                 569,111
       2,900   Ashland, Inc.                                                                                      153,149
      13,520   Baker Hughes, Inc.                                                                                 509,028
       6,500   BJ Services Company(c)                                                                             297,960
      16,134   Burlington Resources, Inc.                                                                         583,728
      43,248   ChevronTexaco Corporation                                                                        4,070,069
      27,740   ConocoPhillips Company                                                                           2,116,285
       9,600   Devon Energy Corporation                                                                           633,600
      25,886   El Paso Corporation(b)                                                                             203,982
       4,900   EOG Resources, Inc.                                                                                292,579
     264,472   Exxon Mobil Corporation(d)                                                                      11,745,202
      17,800   Halliburton Company                                                                                538,628
       5,880   Kerr-McGee Corporation                                                                             316,168
       5,200   Kinder Morgan, Inc.                                                                                308,308
      13,900   Marathon Oil Corporation                                                                           525,976
       6,200   Nabors Industries, Ltd.(c)                                                                         280,364
       5,500   Noble Corporation(c)                                                                               208,395
      15,800   Occidental Petroleum Corporation                                                                   764,878
       4,400   Rowan Companies, Inc.(b,c)                                                                         107,052
      23,800   Schlumberger, Ltd.                                                                               1,511,538
       3,100   Sunoco, Inc.(b)                                                                                    197,222
      12,936   Transocean, Inc.(c)                                                                                374,368
      10,700   Unocal Corporation                                                                                 406,600
       5,200   Valero Energy Corporation(b)                                                                       383,552
      21,000   Williams Companies, Inc.                                                                           249,900
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    28,225,641
=========================================================================================================================

Financials (9.9%)
-------------------------------------------------------------------------------------------------------------------------
      11,400   ACE, Ltd.                                                                                          481,992
      20,500   AFLAC, Inc.                                                                                        836,605
      28,496   Allstate Corporation                                                                             1,326,489
       4,450   Ambac Financial Group, Inc.                                                                        326,808
      51,600   American Express Company(d)                                                                      2,651,208
     105,402   American International Group, Inc.(d)                                                            7,513,055
      14,300   AmSouth Bancorporation(b)                                                                          364,221
      12,650   Aon Corporation                                                                                    360,146
       3,900   Apartment Investment & Management Company                                                          121,407
      82,406   Bank of America Corporation                                                                      6,973,196
      31,400   Bank of New York Company, Inc.                                                                     925,672
      45,332   Bank One Corporation                                                                             2,311,932
      22,600   BB&T Corporation                                                                                   835,522
       4,178   Bear Stearns Companies, Inc.                                                                       352,247
       9,600   Capital One Financial Corporation                                                                  656,448
      55,125   Charles Schwab Corporation                                                                         529,751
       8,962   Charter One Financial, Inc.                                                                        396,031
       7,600   Chubb Corporation                                                                                  518,168
       6,925   Cincinnati Financial Corporation                                                                   301,376
     209,089   Citigroup, Inc.                                                                                  9,722,638
       7,200   Comerica, Inc.                                                                                     395,136
      11,249   Countrywide Financial Corporation                                                                  790,242
      14,700   E*TRADE Group, Inc.(c)                                                                             163,905
      16,400   Equity Office Properties Trust                                                                     446,080
      11,400   Equity Residential REIT                                                                            338,922
      27,800   Federal Home Loan Mortgage Corporation                                                           1,759,740
      39,100   Federal National Mortgage Corporation                                                            2,790,176
       4,500   Federated Investors, Inc.                                                                          136,530
      22,816   Fifth Third Bancorp                                                                              1,227,044
       5,200   First Horizon National Corporation                                                                 236,444
      10,100   Franklin Resources, Inc.                                                                           505,808
       6,200   Golden West Financial Corporation                                                                  659,370
      19,500   Goldman Sachs Group, Inc.                                                                        1,836,120
      11,800   Hartford Financial Services Group, Inc.                                                            811,132
       9,416   Huntington Bancshares, Inc.(b)                                                                     215,626
      84,160   J.P. Morgan Chase & Company                                                                      3,262,883
       9,800   Janus Capital Group, Inc.                                                                          161,602
       5,700   Jefferson-Pilot Corporation                                                                        289,560
      16,600   KeyCorp                                                                                            496,174
      11,200   Lehman Brothers Holdings, Inc.                                                                     842,800
       7,300   Lincoln National Corporation                                                                       344,925
       7,600   Loews Corporation                                                                                  455,696
       4,800   M&T Bank Corporation                                                                               419,040
      21,100   Marsh & McLennan Companies, Inc.                                                                   957,518
       9,000   Marshall & Ilsley Corporation                                                                      351,810
       5,800   MBIA, Inc.                                                                                         331,296
      51,705   MBNA Corporation                                                                                 1,333,472
      17,100   Mellon Financial Corporation                                                                       501,543
      38,800   Merrill Lynch & Company, Inc.                                                                    2,094,424
      30,500   MetLife, Inc.                                                                                    1,093,425
       3,900   MGIC Investment Corporation                                                                        295,854
       6,000   Moody's Corporation                                                                                387,960
      44,390   Morgan Stanley and Company                                                                       2,342,460
      27,100   National City Corporation                                                                          948,771
       7,000   North Fork Bancorporation, Inc.(b)                                                                 266,350
       9,100   Northern Trust Corporation                                                                         384,748
       7,600   Plum Creek Timber Company, Inc.                                                                    247,608
      11,400   PNC Financial Services Group, Inc.                                                                 605,112
      13,000   Principal Financial Group, Inc.                                                                    452,140
       8,700   Progressive Corporation                                                                            742,110
       7,400   ProLogis Trust                                                                                     243,608
      11,700   Providian Financial Corporation(b,c)                                                               171,639
      21,200   Prudential Financial, Inc.                                                                         985,164
       8,900   Regions Financial Corporation(b)                                                                   325,295
       5,700   SAFECO Corporation                                                                                 250,800
       8,500   Simon Property Group, Inc.                                                                         437,070
      17,700   SLM Corporation                                                                                    715,965
      13,500   SouthTrust Corporation                                                                             523,935
      12,200   Sovereign Bancorp, Inc.                                                                            269,620
      26,925   St. Paul Travelers Companies, Inc.                                                               1,091,540
      13,500   State Street Corporation                                                                           662,040
      11,400   SunTrust Banks, Inc.                                                                               740,886
      12,450   Synovus Financial Corporation(b)                                                                   315,234
       5,100   T. Rowe Price Group, Inc.(b)                                                                       257,040
       4,600   Torchmark Corporation                                                                              247,480
      76,621   U.S. Bancorp                                                                                     2,111,675
       7,800   Union Planters Corporation                                                                         232,518
      12,058   UnumProvident Corporation                                                                          191,722
      53,210   Wachovia Corporation                                                                             2,367,845
      34,975   Washington Mutual, Inc.                                                                          1,351,434
      68,160   Wells Fargo & Company(d)                                                                         3,900,797
       5,500   XL Capital, Ltd.                                                                                   415,030
       3,800   Zions Bancorporation                                                                               233,510
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                87,468,315
=========================================================================================================================

Health Care (6.6%)
-------------------------------------------------------------------------------------------------------------------------
      63,000   Abbott Laboratories(d)                                                                           2,567,880
       6,114   Aetna, Inc.                                                                                        519,690
       5,300   Allergan, Inc.                                                                                     474,456
       4,600   AmerisourceBergen Corporation                                                                      274,988
      51,352   Amgen, Inc.(c)                                                                                   2,802,279
       5,600   Anthem, Inc.(b,c)                                                                                  501,536
       8,100   Applied Biosystems Group                                                                           176,175
       2,200   Bausch & Lomb, Inc.                                                                                143,154
      24,700   Baxter International, Inc.                                                                         852,397
      10,200   Becton, Dickinson and Company                                                                      528,360
      13,730   Biogen Idec, Inc.(c)                                                                               868,422
      10,350   Biomet, Inc.                                                                                       459,954
      33,700   Boston Scientific Corporation                                                                    1,442,360
      78,600   Bristol-Myers Squibb Company                                                                     1,925,700
       4,200   C.R. Bard, Inc.                                                                                    237,930
      17,375   Cardinal Health, Inc.                                                                            1,217,119
      18,500   Caremark Rx, Inc.(c)                                                                               609,390
       7,600   Chiron Corporation(c)                                                                              339,264
       5,700   CIGNA Corporation                                                                                  392,217
      45,600   Eli Lilly and Company                                                                            3,187,896
       3,200   Express Scripts, Inc.(c)                                                                           253,536
      14,900   Forest Laboratories, Inc.(c)                                                                       843,787
       9,100   Genzyme Corporation(c)                                                                             430,703
       8,500   Gilead Sciences, Inc.(c)                                                                           569,500
      12,600   Guidant Corporation                                                                                704,088
      19,550   HCA, Inc.(b)                                                                                       813,084
       9,800   Health Management Associates, Inc.                                                                 219,716
       6,330   Hospira, Inc.(c)                                                                                   174,708
       6,600   Humana, Inc.(c)                                                                                    111,540
       9,600   IMS Health, Inc.                                                                                   225,024
     120,006   Johnson & Johnson                                                                                6,684,334
       9,733   King Pharmaceuticals, Inc.(c)                                                                      111,443
       3,600   Manor Care, Inc.                                                                                   117,648
      11,780   McKesson Corporation                                                                               404,407
      10,955   Medco Health Solutions, Inc.(c)                                                                    410,812
      10,000   MedImmune, Inc.(b,c)                                                                               234,000
      49,000   Medtronic, Inc.(d)                                                                               2,387,280
      89,800   Merck & Company, Inc.                                                                            4,265,500
       2,000   Millipore Corporation(c)                                                                           112,740
      10,800   Mylan Laboratories, Inc.                                                                           218,700
     308,651   Pfizer, Inc.                                                                                    10,580,556
       4,200   Quest Diagnostics, Inc.                                                                            356,790
      59,500   Schering-Plough Corporation                                                                      1,099,560
       7,090   St. Jude Medical, Inc.(c)                                                                          536,358
      16,100   Stryker Corporation                                                                                885,500
      18,750   Tenet Healthcare Corporation(c)                                                                    251,438
      24,900   UnitedHealth Group, Inc.                                                                         1,550,025
       4,400   Watson Pharmaceuticals, Inc.(c)                                                                    118,360
       6,200   WellPoint Health Networks, Inc.(c)                                                                 694,462
      53,900   Wyeth Corporation(d)                                                                             1,949,024
       9,890   Zimmer Holdings, Inc.(c)                                                                           872,298
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                               57,708,088
=========================================================================================================================

Industrials (5.6%)
-------------------------------------------------------------------------------------------------------------------------
      31,700   3M Company                                                                                       2,853,317
      12,900   Allied Waste Industries, Inc.(b,c)                                                                 170,022
       8,100   American Power Conversion Corporation                                                              159,165
       8,600   American Standard Companies, Inc.                                                                  346,666
       7,100   Apollo Group, Inc. (University of Phoenix Online)                                                  626,859
       4,600   Avery Dennison Corporation                                                                         294,446
      34,028   Boeing Company                                                                                   1,738,491
      15,192   Burlington Northern Santa Fe Corporation                                                           532,783
      13,800   Caterpillar, Inc.                                                                                1,096,272
      41,160   Cendant Corporation                                                                              1,007,597
       7,000   Cintas Corporation(b)                                                                              333,690
       3,900   Cooper Industries, Ltd.                                                                            231,699
       2,550   Crane Company(b)                                                                                    80,044
       8,700   CSX Corporation                                                                                    285,099
       1,900   Cummins, Inc.                                                                                      118,750
      12,400   Danaher Corporation                                                                                642,940
      10,000   Deere & Company                                                                                    701,400
       5,100   Delta Air Lines, Inc.(b)                                                                            36,312
       2,100   Deluxe Corporation(b)                                                                               91,350
       8,300   Dover Corporation                                                                                  349,430
       6,000   Eaton Corporation                                                                                  388,440
      17,000   Emerson Electric Company                                                                         1,080,350
       5,600   Equifax, Inc.                                                                                      138,600
      12,040   FedEx Corporation                                                                                  983,548
       3,400   Fluor Corporation(b)                                                                               162,078
       8,000   General Dynamics Corporation                                                                       794,400
     426,900   General Electric Company                                                                        13,831,561
       4,800   Goodrich Corporation                                                                               155,184
       7,000   H&R Block, Inc.                                                                                    333,760
      34,837   Honeywell International, Inc.                                                                    1,276,079
      12,500   Illinois Tool Works, Inc.                                                                        1,198,625
       7,100   Ingersoll-Rand Company                                                                             485,001
       3,800   ITT Industries, Inc.                                                                               315,400
      18,200   Lockheed Martin Corporation                                                                        947,856
      17,700   Masco Corporation                                                                                  551,886
       4,700   Monster Worldwide, Inc.(c)                                                                         120,884
       2,800   Navistar International Corporation(b,c)                                                            108,528
      15,900   Norfolk Southern Corporation                                                                       421,668
      14,506   Northrop Grumman Corporation                                                                       778,972
       7,000   PACCAR, Inc.                                                                                       405,930
       5,200   Pall Corporation                                                                                   136,188
       4,900   Parker-Hannifin Corporation                                                                        291,354
       9,400   Pitney Bowes, Inc.                                                                                 415,950
       3,500   Power-One, Inc.(b,c)                                                                                38,430
       8,800   R.R. Donnelley & Sons Company                                                                      290,576
      18,100   Raytheon Company                                                                                   647,437
       7,000   Robert Half International, Inc.                                                                    208,390
       7,600   Rockwell Automation, Inc.                                                                          285,076
       7,200   Rockwell Collins, Inc.                                                                             239,904
       2,700   Ryder System, Inc.                                                                                 108,189
      31,880   Southwest Airlines Company                                                                         534,628
       5,600   Textron, Inc.                                                                                      332,360
       2,500   Thomas & Betts Corporation                                                                          68,075
      81,063   Tyco International, Ltd.                                                                         2,686,428
      10,400   Union Pacific Corporation                                                                          618,280
      45,500   United Parcel Service, Inc.                                                                      3,420,235
      20,800   United Technologies Corporation                                                                  1,902,784
       3,700   W.W. Grainger, Inc.                                                                                212,750
      23,430   Waste Management, Inc.                                                                             718,130
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                               49,330,246
=========================================================================================================================

Information Technology (8.4%)
-------------------------------------------------------------------------------------------------------------------------
      32,700   ADC Telecommunications, Inc.(b,c)                                                                   92,868
       9,600   Adobe Systems, Inc.                                                                                446,400
      14,300   Advanced Micro Devices, Inc.(b,c)                                                                  227,370
       5,500   Affiliated Computer Services, Inc.(c)                                                              291,170
      19,463   Agilent Technologies, Inc.(c)                                                                      569,877
      15,100   Altera Corporation(c)                                                                              335,522
      15,200   Analog Devices, Inc.                                                                               715,616
       6,400   Andrew Corporation(b,c)                                                                            128,064
      15,300   Apple Computer, Inc.(c)                                                                            497,862
      68,100   Applied Materials, Inc.(c)                                                                       1,336,122
      12,700   Applied Micro Circuits Corporation(c)                                                               67,564
       4,600   Autodesk, Inc.                                                                                     196,926
      23,800   Automatic Data Processing, Inc.                                                                    996,744
      17,939   Avaya, Inc.(b,c)                                                                                   283,257
       9,100   BMC Software, Inc.(c)                                                                              168,350
      12,700   Broadcom Corporation(c)                                                                            593,979
      22,900   CIENA Corporation(c)                                                                                85,188
     273,400   Cisco Systems, Inc.(c,d)                                                                         6,479,580
       6,800   Citrix Systems, Inc.(c)                                                                            138,448
      23,575   Computer Associates International, Inc.                                                            661,514
       7,500   Computer Sciences Corporation(c)                                                                   348,225
      15,600   Compuware Corporation(c)                                                                           102,960
       7,900   Comverse Technology, Inc.(b,c)                                                                     157,526
       5,800   Convergys Corporation(c)                                                                            89,320
      55,500   Corning, Inc.(c)                                                                                   724,830
     102,000   Dell, Inc.(c)                                                                                    3,653,640
      12,200   Electronic Arts, Inc.                                                                              665,510
      19,500   Electronic Data Systems Corporation(b)                                                             373,425
      98,824   EMC Corporation(c)                                                                               1,126,594
      35,262   First Data Corporation(d)                                                                        1,569,864
       7,950   Fiserv, Inc.(c)                                                                                    309,176
      15,100   Gateway, Inc.(c)                                                                                    67,950
     123,261   Hewlett-Packard Company                                                                          2,600,807
     261,600   Intel Corporation                                                                                7,220,160
      68,100   International Business Machines Corporation(d)                                                   6,003,015
       7,700   Intuit, Inc.(c)                                                                                    297,066
       8,100   Jabil Circuit, Inc.(c)                                                                             203,958
      58,200   JDS Uniphase Corporation(c)                                                                        220,578
       7,900   KLA-Tencor Corporation(c)                                                                          390,102
       5,200   Lexmark International, Inc.(c)                                                                     501,956
      12,600   Linear Technology Corporation                                                                      497,322
      15,400   LSI Logic Corporation(b,c)                                                                         117,348
     173,275   Lucent Technologies, Inc.(b,c)                                                                     654,980
      13,000   Maxim Integrated Products, Inc.                                                                    681,460
       3,700   Mercury Interactive Corporation(b,c)                                                               184,371
      24,700   Micron Technology, Inc.(c)                                                                         378,157
     436,600   Microsoft Corporation(d)                                                                        12,469,296
       7,650   Molex, Inc.(b)                                                                                     245,412
      94,721   Motorola, Inc.                                                                                   1,728,658
      14,500   National Semiconductor Corporation                                                                 318,855
       3,900   NCR Corporation(c)                                                                                 193,401
      14,000   Network Appliance, Inc.(c)                                                                         301,420
      15,600   Novell, Inc.(c)                                                                                    130,884
       5,900   Novellus Systems, Inc.(c)                                                                          185,496
       6,700   NVIDIA Corporation(c)                                                                              137,350
     210,100   Oracle Corporation(c)                                                                            2,506,493
      10,900   Parametric Technology Corporation(c)                                                                54,500
      15,250   Paychex, Inc.                                                                                      516,670
      14,700   PeopleSoft, Inc.(c)                                                                                271,950
       5,200   PerkinElmer, Inc.                                                                                  104,208
       7,100   PMC-Sierra, Inc.(c)                                                                                101,885
       3,700   QLogic Corporation(c)                                                                               98,383
      32,700   QUALCOMM, Inc.                                                                                   2,386,446
       5,585   Sabre Holdings Corporation                                                                         154,760
      21,000   Sanmina-SCI Corporation(c)                                                                         191,100
       6,200   Scientific-Atlanta, Inc.                                                                           213,900
      20,300   Siebel Systems, Inc.(c)                                                                            216,804
      38,800   Solectron Corporation(c)                                                                           251,036
     134,500   Sun Microsystems, Inc.(c,d)                                                                        583,730
      11,700   SunGard Data Systems, Inc.(c)                                                                      304,200
      12,600   Symantec Corporation                                                                               551,628
       9,400   Symbol Technologies, Inc.                                                                          138,556
       3,600   Tektronix, Inc.                                                                                    122,472
      16,900   Tellabs, Inc.(b,c)                                                                                 147,706
       7,800   Teradyne, Inc.(c)                                                                                  177,060
      70,100   Texas Instruments, Inc.                                                                          1,695,018
       6,800   Thermo Electron Corporation(c)                                                                     209,032
      13,400   Unisys Corporation(c)                                                                              185,992
      17,400   VERITAS Software Corporation(c)                                                                    481,980
       4,800   Waters Corporation(c)                                                                              229,344
      32,300   Xerox Corporation(b,c)                                                                             468,350
      14,000   Xilinx, Inc.                                                                                       466,340
      54,400   Yahoo!, Inc.                                                                                     1,976,352
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    73,969,388
=========================================================================================================================

Materials (1.5%)
-------------------------------------------------------------------------------------------------------------------------
       9,200   Air Products and Chemicals, Inc.                                                                   482,540
      35,164   Alcoa, Inc.(d)                                                                                   1,161,467
       3,281   Allegheny Technologies, Inc.(b)                                                                     59,222
       2,300   Ball Corporation                                                                                   165,715
       4,500   Bemis Company, Inc.                                                                                127,125
      37,777   Dow Chemical Company                                                                             1,537,524
      40,419   E.I. du Pont de Nemours and Company                                                              1,795,412
       3,200   Eastman Chemical Company                                                                           147,936
      10,400   Ecolab, Inc.                                                                                       329,680
       5,050   Engelhard Corporation                                                                              163,166
       7,100   Freeport-McMoRan Copper & Gold, Inc.(b)                                                            235,365
      10,283   Georgia-Pacific Corporation                                                                        380,265
       2,100   Great Lakes Chemical Corporation(b)                                                                 56,826
       4,500   Hercules, Inc.(c)                                                                                   54,855
       4,000   International Flavors and Fragrances, Inc.                                                         149,600
      19,621   International Paper Company                                                                        877,059
       4,400   Louisiana-Pacific Corporation                                                                      104,060
       8,180   MeadWestvaco Corporation                                                                           240,410
      10,733   Monsanto Company                                                                                   413,220
      17,917   Newmont Mining Corporation                                                                         694,463
       3,200   Nucor Corporation(b)                                                                               245,632
       6,200   Pactiv Corporation(c)                                                                              154,628
       3,720   Phelps Dodge Corporation(b,c)                                                                      288,337
       7,000   PPG Industries, Inc.                                                                               437,430
      13,100   Praxair, Inc.                                                                                      522,821
       9,111   Rohm and Haas Company                                                                              378,835
       3,464   Sealed Air Corporation(c)                                                                          184,527
       2,800   Sigma-Aldrich Corporation(b)                                                                       166,908
       2,400   Temple-Inland, Inc.                                                                                166,200
       4,500   United States Steel Corporation                                                                    158,040
       4,200   Vulcan Materials Company                                                                           199,710
       9,700   Weyerhaeuser Company                                                                               612,264
       3,600   Worthington Industries, Inc.(b)                                                                     73,908
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                 12,765,150
=========================================================================================================================

Utilities (1.3%)
-------------------------------------------------------------------------------------------------------------------------
      25,700   AES Corporation(c)                                                                                 255,201
       5,200   Allegheny Energy, Inc.(b,c)                                                                         80,132
       7,500   Ameren Corporation                                                                                 322,200
      15,940   American Electric Power Company, Inc.                                                              510,080
      16,800   Calpine Corporation(b,c)                                                                            72,576
      12,624   CenterPoint Energy, Inc.(b)                                                                        145,176
       7,400   Cinergy Corporation                                                                                281,200
       6,800   CMS Energy Corporation(b,c)                                                                         62,084
       9,900   Consolidated Edison, Inc.                                                                          393,624
       7,000   Constellation Energy Group, Inc.                                                                   265,300
      13,115   Dominion Resources, Inc.                                                                           827,294
       7,100   DTE Energy Company(b)                                                                              287,834
      36,922   Duke Energy Corporation                                                                            749,147
      15,300   Dynegy, Inc.(b)                                                                                     65,178
      13,100   Edison International, Inc.                                                                         334,967
       9,400   Entergy Corporation                                                                                526,494
      26,674   Exelon Corporation                                                                                 887,977
      13,300   FirstEnergy Corporation                                                                            497,553
       7,600   FPL Group, Inc.                                                                                    486,020
       6,600   KeySpan Corporation                                                                                242,220
       1,900   Nicor, Inc.(b)                                                                                      64,543
      10,734   NiSource, Inc.                                                                                     221,335
      16,900   Pacific Gas & Electric Company(c)                                                                  472,186
       1,600   Peoples Energy Corporation(b)                                                                       67,440
       3,800   Pinnacle West Capital Corporation                                                                  153,482
       7,300   PPL Corporation                                                                                    335,070
      10,091   Progress Energy, Inc.                                                                              444,509
       9,600   Public Service Enterprise Group, Inc.                                                              384,288
       9,487   Sempra Energy                                                                                      326,637
      29,800   Southern Company                                                                                   868,670
       7,700   TECO Energy, Inc.(b)                                                                                92,323
      13,170   TXU Corporation(b)                                                                                 533,517
      16,310   Xcel Energy, Inc.(b)                                                                               272,540
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                 11,528,797
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $378,818,715)                                                         430,585,637
=========================================================================================================================
   Principal
      Amount   Long-Term Fixed Income (27.2%)                           Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------

Asset-Backed Securities (0.2%)
-------------------------------------------------------------------------------------------------------------------------
  $1,000,000   California Infrastructure PG&E Company                           6.480%       12/26/2009        $1,077,372
     270,868   Capital Auto Receivables Asset Trust(e)                          1.259         7/16/2004           270,856
     400,000   GMAC Mortgage Corporation Loan Trust(e)                          1.430         7/26/2004           400,801
      32,896   Green Tree Financial Corporation                                 6.900         7/15/2018            33,004
     400,000   MBNA Credit Card Master Note Trust(e)                            1.349         7/15/2004           400,746
-------------------------------------------------------------------------------------------------------------------------
               Total Asset-Backed Securities                                                                    2,182,779
=========================================================================================================================

Basic Materials (0.2%)
-------------------------------------------------------------------------------------------------------------------------
     300,000   Codelco, Inc.                                                    6.375        11/30/2012           317,511
     450,000   Dow Chemical Company                                             5.750        11/15/2009           469,600
     550,000   Weyerhaeuser Company                                             6.750         3/15/2012           595,624
-------------------------------------------------------------------------------------------------------------------------
               Total Basic Materials                                                                            1,382,735
=========================================================================================================================

Capital Goods (0.4%)
-------------------------------------------------------------------------------------------------------------------------
     575,000   Boeing Capital Corporation(b)                                    6.100          3/1/2011           608,379
   1,050,000   General Electric Company                                         5.000          2/1/2013         1,033,382
     250,000   Honeywell International, Inc.                                    8.625         4/15/2006           273,830
     225,000   Hutchison Whampoa International, Ltd.                            5.450        11/24/2010           220,844
     225,000   Hutchison Whampoa International, Ltd.                            6.250         1/24/2014           218,131
     225,000   Northrop Grumman Corporation                                     7.125         2/15/2011           252,848
     825,000   Raytheon Company                                                 5.500        11/15/2012           832,517
-------------------------------------------------------------------------------------------------------------------------
               Total Capital Goods                                                                              3,439,931
=========================================================================================================================

Commercial Mortgage-Backed Securities (0.7%)
-------------------------------------------------------------------------------------------------------------------------
   1,000,000   Banc of America Commercial Mortgage, Inc.                        5.118         7/11/2043         1,003,673
     400,000   Bear Stearns Commercial Mortgage Securities                      3.869         2/11/2041           386,557
     200,000   General Electric Capital Commercial Mortgage
               Corporation                                                      4.641         9/10/2013           193,921
   1,000,000   LB-UBS Commercial Mortgage Trust                                 3.086         5/15/2027           961,187
     322,776   Morgan Stanley Capital I, Inc.                                   6.250         3/15/2030           326,272
   1,400,000   Morgan Stanley Capital I, Inc.                                   6.550         3/15/2030         1,504,436
   1,864,982   Nationslink Funding Corporation                                  6.316         1/20/2031         1,986,727
-------------------------------------------------------------------------------------------------------------------------
               Total Commercial Mortgage-Backed Securities                                                      6,362,773
=========================================================================================================================

Communications Services (0.9%)
-------------------------------------------------------------------------------------------------------------------------
     450,000   AT&T Wireless Services, Inc.(d)                                  7.875          3/1/2011           511,858
     225,000   British Telecom plc                                              8.375        12/15/2010           262,758
     450,000   Cingular Wireless, Inc.(d)                                       6.500        12/15/2011           480,642
     200,000   Comcast Corporation                                              5.500         3/15/2011           201,909
     450,000   Cox Communications, Inc.                                         3.875         10/1/2008           438,730
     225,000   Deutsche Telekom International Finance BV(f)                     8.500         6/15/2010           262,926
     400,000   Deutsche Telekom International Finance BV                        5.250         7/22/2013           389,412
     225,000   France Telecom SA(f)                                             8.750          3/1/2011           260,735
     500,000   News America, Inc.                                               4.750         3/15/2010           496,871
   1,000,000   Pacific Bell(b)                                                  7.125         3/15/2026         1,067,891
     500,000   SBC Communications, Inc.                                         5.875          2/1/2012           514,668
   1,050,000   Sprint Capital Corporation                                       7.625         1/30/2011         1,160,763
     425,000   Tele-Communications, Inc. (TCI Group)                            7.875          8/1/2013           484,183
     550,000   Telecom Italia Capital SA                                        5.250        11/15/2013           532,315
   1,000,000   Verizon Global Funding Corporation                               7.250         12/1/2010         1,117,975
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                    8,183,636
=========================================================================================================================

Consumer Cyclical (0.8%)
-------------------------------------------------------------------------------------------------------------------------
     650,000   AOL Time Warner, Inc.                                            6.875          5/1/2012           702,385
     500,000   DaimlerChrysler North American Holdings Corporation              6.500        11/15/2013           512,620
     750,000   Ford Motor Credit Company                                        5.800         1/12/2009           757,049
   1,250,000   Ford Motor Credit Company(d)                                     7.250        10/25/2011         1,305,364
     700,000   General Motors Acceptance Corporation                            8.000         11/1/2031           717,211
     750,000   General Motors Corporation(b)                                    7.125         7/15/2013           770,287
     500,000   Johnson Controls, Inc.                                           7.125         7/15/2017           571,330
     500,000   Liberty Media Corporation                                        5.700         5/15/2013           492,560
     850,000   Target Corporation(d)                                            6.350         1/15/2011           926,770
     475,000   Toyota Motor Credit Corporation                                  2.875          8/1/2008           454,025
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Cyclical                                                                          7,209,601
=========================================================================================================================

Consumer Non-Cyclical (0.3%)
-------------------------------------------------------------------------------------------------------------------------
     425,000   Coca-Cola HBC Finance BV                                         5.125         9/17/2013           418,999
     600,000   ConAgra Foods, Inc.                                              6.000         9/15/2006           631,318
     750,000   General Mills, Inc.                                              6.000         2/15/2012           785,345
     250,000   GlaxoSmithKline Capital, Inc.                                    5.375         4/15/2034           227,445
     450,000   Safeway, Inc.                                                    4.125         11/1/2008           440,478
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Non-Cyclical                                                                      2,503,585
=========================================================================================================================

Energy (0.2%)
-------------------------------------------------------------------------------------------------------------------------
     500,000   Burlington Resources, Inc.                                       6.500         12/1/2011           546,210
     425,000   Pemex Project Funding Master Trust                               9.125        10/13/2010           486,625
     250,000   PennzEnergy Company                                             10.125        11/15/2009           301,757
     250,000   Petro-Canada, Ltd.                                               8.600         1/15/2010           305,610
     500,000   Union Oil Company of California                                  5.050         10/1/2012           490,896
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     2,131,098
=========================================================================================================================

Financials (2.6%)
-------------------------------------------------------------------------------------------------------------------------
   1,000,000   Allstate Corporation(d)                                          6.750         5/15/2018         1,090,169
     250,000   Associates Corporation of North America(d)                       6.250         11/1/2008           268,836
     450,000   Australia & New Zealand Banking Group, Ltd. Capital
               Trust I                                                          5.360        12/29/2049           430,480
     725,000   Bank of America Corporation                                      3.875         1/15/2008           723,829
     425,000   Bank One Corporation                                             5.900        11/15/2011           441,650
     700,000   BB&T Corporation                                                 6.500          8/1/2011           760,131
     650,000   CIT Group, Inc.                                                  4.750        12/15/2010           637,807
   1,000,000   Citigroup, Inc.                                                  3.500          2/1/2008           986,243
     800,000   Countrywide Home Loans, Inc.                                     4.000         3/22/2011           746,160
     650,000   Credit Suisse First Boston USA, Inc.                             3.875         1/15/2009           633,888
     450,000   EOP Operating Limited Partnership                                4.750         3/15/2014           414,594
     225,000   General Motors Acceptance Corporation                            5.625         5/15/2009           224,549
     675,000   Goldman Sachs Group, Inc.                                        6.600         1/15/2012           726,360
     775,000   Honda Auto Receivables Owner Trust                               2.480         7/18/2008           768,251
     425,000   Household Finance Corporation                                    4.750         5/15/2009           427,353
     525,000   Household Finance Corporation                                    6.375        11/27/2012           556,648
     625,000   International Lease Finance Corporation                          5.875          5/1/2013           640,773
     650,000   J.P. Morgan Chase & Company                                      4.500        11/15/2010           632,666
     300,000   John Deere Capital                                               7.000         3/15/2012           335,733
     650,000   Lehman Brothers Holdings, Inc.                                   3.500          8/7/2008           630,233
   3,000,000   MBIA Global Funding, LLC                                         1.240         10/8/2004         3,000,180
     450,000   Merrill Lynch & Company, Inc.                                    5.000          2/3/2014           432,433
     957,000   Morgan Stanley and Company                                       5.878          3/1/2007         1,002,094
     600,000   Morgan Stanley and Company                                       3.875         1/15/2009           584,165
     341,000   Morgan Stanley and Company                                       7.252         9/15/2011           376,467
     378,000   Morgan Stanley and Company                                       7.700          3/1/2032           421,701
     675,000   ProLogis Trust                                                   5.500          3/1/2013           668,992
     425,000   Southtrust Corporation                                           5.800         6/15/2014           433,039
   1,500,000   Student Loan Marketing Association                               7.300          8/1/2012         1,741,024
     450,000   Union Planters Corporation                                       4.375         12/1/2010           435,874
     500,000   Washington Mutual Bank FA                                        5.500         1/15/2013           499,654
     950,000   Wells Fargo Company(b)                                           3.500          4/4/2008           936,192
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                22,608,168
=========================================================================================================================

Foreign (0.8%)
-------------------------------------------------------------------------------------------------------------------------
   1,500,000   Canadian Government                                              5.250         11/5/2008         1,583,622
     625,000   European Investment Bank(b)                                      3.000         6/16/2008           610,345
     450,000   Export-Import Bank of Korea                                      4.125         2/10/2009           436,527
   1,000,000   Ontario Electricity Financial Corporation                        7.450         3/31/2013         1,166,385
     500,000   Province of Newfoundland                                         8.650        10/22/2022           660,383
     600,000   Province of Quebec                                               4.875          5/5/2014           583,883
     750,000   Republic of Italy(b)                                             4.375         6/15/2013           727,185
     875,000   United Mexican States(b)                                         7.500         1/14/2012           942,812
-------------------------------------------------------------------------------------------------------------------------
               Total Foreign                                                                                    6,711,142
=========================================================================================================================

Mortgage-Backed Securities (9.0%)
-------------------------------------------------------------------------------------------------------------------------
   6,000,000   Federal Home Loan Mortgage Corporation 30-Yr. Gold
               Conventional(g)                                                  5.000          7/1/2034         5,790,000
   3,950,000   Federal Home Loan Mortgage Corporation 30-Yr. Gold
               Conventional(g)                                                  6.000          7/1/2034         4,032,705
      25,448   Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     6.500          4/1/2009            26,934
      19,984   Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     7.500          8/1/2010            21,295
      21,216   Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     7.000         11/1/2010            22,528
     137,160   Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     7.000          2/1/2011           145,647
      89,364   Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     6.000          5/1/2012            93,464
      31,553   Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     7.000          8/1/2012            33,489
      54,886   Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     6.500         11/1/2012            58,096
     101,543   Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     6.500          8/1/2013           107,439
     205,878   Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     6.000          2/1/2014           215,046
     252,525   Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     5.500          4/1/2014           259,609
      78,465   Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     6.000          4/1/2014            81,959
     185,426   Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     6.000          4/1/2014           193,890
     104,161   Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     6.500          6/1/2014           110,132
     139,831   Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     7.500          9/1/2014           149,039
     344,009   Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     6.500          7/1/2016           363,521
   2,733,197   Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     5.500         12/1/2017         2,799,614
      72,261   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     8.000          6/1/2012            77,344
      26,135   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.500          4/1/2024            27,444
     133,877   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     9.000         11/1/2024           150,333
       8,153   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     9.000          4/1/2025             9,151
      12,644   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.000          9/1/2025            13,420
      13,810   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     8.500          9/1/2025            15,158
      20,121   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     8.000          1/1/2026            22,036
      11,221   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.500          5/1/2026            11,754
      31,425   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.000          5/1/2026            33,326
      40,381   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.000          7/1/2026            41,508
       5,142   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.500          7/1/2026             5,554
       7,005   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.500          8/1/2026             7,566
      19,204   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     8.000         11/1/2026            21,002
      11,747   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.500          1/1/2027            12,689
      34,848   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.500          2/1/2027            36,464
      30,261   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.000          2/1/2027            32,075
      39,914   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     8.000          3/1/2027            43,649
      23,379   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.500          4/1/2027            25,239
      37,030   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.000          5/1/2027            39,249
      61,062   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     8.000          6/1/2027            66,607
      19,550   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     8.500          7/1/2027            21,356
      25,908   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.000          9/1/2027            27,461
      26,490   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     8.000         10/1/2027            28,896
      31,048   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.500         11/1/2027            33,517
      25,144   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.500         12/1/2027            26,310
      49,347   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.500         12/1/2027            53,272
      48,304   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.000          3/1/2028            51,167
      17,685   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.500          5/1/2028            19,092
     107,892   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.500          6/1/2028           112,752
      17,913   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.000          7/1/2028            18,975
      60,401   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.000         10/1/2028            63,981
     171,549   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.500         11/1/2028           179,276
      68,635   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.500          1/1/2029            71,727
     202,890   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.000          3/1/2029           208,097
     111,915   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.500          4/1/2029           116,896
     186,377   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.000          5/1/2029           191,161
     173,041   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.000          5/1/2029           183,186
     107,733   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.500          7/1/2029           112,528
     111,587   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.500          8/1/2029           116,553
      42,235   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.000          9/1/2029            44,711
      61,024   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.000         10/1/2029            64,602
      30,741   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.500         11/1/2029            33,130
       9,860   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.000          1/1/2030            10,435
     103,474   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.500          1/1/2030           111,485
      40,808   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     8.000          8/1/2030            44,314
     219,561   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.000          3/1/2031           224,940
     535,454   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.000          6/1/2031           548,571
     472,484   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.000          1/1/2032           484,059
   1,310,392   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.000         10/1/2032         1,340,788
     142,279   Federal Home Loan Mortgage Corporation Gold 7-Yr.
               Balloon                                                          6.000          4/1/2006           146,184
   8,150,000   Federal National Mortgage Association 15-Yr.
               Conventional(g)                                                  4.500          7/1/2019         7,961,531
   9,800,000   Federal National Mortgage Association 15-Yr.
               Conventional(g)                                                  5.000          7/1/2019         9,809,192
  27,800,000   Federal National Mortgage Association 30-Yr.
               Conventional(g)                                                  5.500          7/1/2034        27,661,000
      11,805   Federal National Mortgage Association 30-Yr. Pass
               Through                                                          7.500          7/1/2026            12,688
   1,469,860   Federal National Mortgage Association 30-Yr. Pass
               Through                                                          6.500          7/1/2032         1,531,577
     541,175   Federal National Mortgage Association 30-Yr. Pass
               Through                                                          6.500         12/1/2032           563,897
       9,274   Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                              9.000          4/1/2010            10,043
      13,533   Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                              6.000          2/1/2011            14,150
      18,756   Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                              8.000          5/1/2011            20,058
      27,707   Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                              7.000          6/1/2011            29,431
      16,185   Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                              6.500          7/1/2011            17,135
      16,663   Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                              7.500          7/1/2011            17,786
     114,440   Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                              6.500          5/1/2012           121,157
      45,389   Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                              6.500          7/1/2012            48,053
      90,140   Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                              7.000         10/1/2012            95,765
      39,197   Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                              7.000         12/1/2012            41,643
      85,837   Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                              6.000          3/1/2013            89,708
      87,952   Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                              6.500          6/1/2013            93,104
     345,995   Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                              5.500         12/1/2013           356,154
     213,632   Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                              6.000         12/1/2013           223,307
      79,509   Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                              7.500          4/1/2015            84,871
     164,060   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.000         11/1/2013           171,458
      13,779   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                             10.500          8/1/2020            15,452
       6,654   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              9.500          4/1/2025             7,461
       7,462   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.500          9/1/2025             8,021
      16,211   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              8.500         11/1/2025            17,780
      13,055   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.000          1/1/2026            13,856
       4,561   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              8.000          1/1/2026             4,996
      33,096   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.500          2/1/2026            34,634
      13,799   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.000          3/1/2026            14,634
      21,950   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.500          4/1/2026            22,970
      36,759   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.000          5/1/2026            37,765
       5,544   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              8.500          5/1/2026             6,069
      63,157   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.500          8/1/2026            67,881
      12,016   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              8.000          8/1/2026            13,145
       6,836   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.500          9/1/2026             7,348
      37,262   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              9.000          9/1/2026            41,618
      17,417   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.000         11/1/2026            18,470
      10,173   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              8.000         11/1/2026            11,130
       7,511   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.500         12/1/2026             8,073
         864   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.000          1/1/2027               916
       7,382   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.500          2/1/2027             7,934
      21,290   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.000          3/1/2027            22,577
      24,652   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.500          5/1/2027            26,479
      24,925   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.500          7/1/2027            26,055
      21,409   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.000          7/1/2027            22,691
      12,124   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              8.000          7/1/2027            13,236
      32,019   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.500          8/1/2027            34,392
     110,848   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              8.000          9/1/2027           121,016
      32,079   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.000         10/1/2027            34,000
      75,758   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.500         12/1/2027            81,372
      70,107   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              8.000         12/1/2027            76,538
      90,789   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.500          2/1/2028            94,906
      66,867   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.000          2/1/2028            70,871
     322,242   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.500          7/1/2028           336,419
      70,596   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.000          8/1/2028            74,780
     225,863   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.500         11/1/2028           235,800
      11,768   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.000         11/1/2028            12,465
     541,770   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.000         12/1/2028           555,822
     101,848   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.000         12/1/2028           107,885
     139,195   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.000          3/1/2029           142,714
     138,535   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.500          6/1/2029           144,561
     198,312   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.000          7/1/2029           203,324
     109,245   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.500          7/1/2029           113,997
     275,988   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.500          8/1/2029           295,949
     190,489   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.000         11/1/2029           195,304
     193,204   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.000         11/1/2029           204,535
      81,753   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              8.500          4/1/2030            88,863
      27,203   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.500          8/1/2030            29,162
     181,439   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.000          4/1/2031           185,806
     403,004   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.000          5/1/2031           412,704
     337,215   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.500          7/1/2031           351,667
     182,781   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.500         10/1/2031           190,615
     207,366   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.500         12/1/2031           216,253
     262,538   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.500          5/1/2032           273,562
      19,179   Government National Mortgage Association 15-Yr. Pass
               Through                                                          6.500         5/15/2009            20,375
      43,170   Government National Mortgage Association 15-Yr. Pass
               Through                                                          6.000         4/15/2011            45,299
      34,529   Government National Mortgage Association 15-Yr. Pass
               Through                                                          6.500         6/15/2011            36,678
      32,482   Government National Mortgage Association 15-Yr. Pass
               Through                                                          7.500         7/15/2011            34,780
      63,144   Government National Mortgage Association 15-Yr. Pass
               Through                                                          7.000         4/15/2012            67,331
     277,909   Government National Mortgage Association 15-Yr. Pass
               Through                                                          6.000         7/15/2014           291,258
     174,966   Government National Mortgage Association 30-Yr.
               Conventional                                                     7.000         7/15/2028           186,212
     168,661   Government National Mortgage Association 30-Yr.
               Conventional                                                     6.500         1/15/2029           176,564
       4,497   Government National Mortgage Association 30-Yr. Pass
               Through                                                          9.500        12/15/2024             5,072
      23,407   Government National Mortgage Association 30-Yr. Pass
               Through                                                          9.500         1/15/2025            26,404
     119,141   Government National Mortgage Association 30-Yr. Pass
               Through                                                          9.000         3/15/2025           133,562
       3,178   Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.500         8/15/2025             3,437
      88,634   Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.000         1/15/2026            94,517
       9,746   Government National Mortgage Association 30-Yr. Pass
               Through                                                          6.500         3/15/2026            10,240
      45,644   Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.000         4/15/2026            48,674
       7,661   Government National Mortgage Association 30-Yr. Pass
               Through                                                          8.000         4/15/2026             8,427
      52,667   Government National Mortgage Association 30-Yr. Pass
               Through                                                          6.000         5/15/2026            54,220
      34,494   Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.000         5/15/2026            36,783
      23,402   Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.500         5/15/2026            25,280
      94,260   Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.000         6/15/2026           100,516
      37,639   Government National Mortgage Association 30-Yr. Pass
               Through                                                          8.500         6/15/2026            41,516
       4,634   Government National Mortgage Association 30-Yr. Pass
               Through                                                          8.500         7/15/2026             5,111
       1,918   Government National Mortgage Association 30-Yr. Pass
               Through                                                          9.000         8/15/2026             2,144
      71,583   Government National Mortgage Association 30-Yr. Pass
               Through                                                          8.000         9/15/2026            78,734
      40,761   Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.500        10/15/2026            44,035
      40,138   Government National Mortgage Association 30-Yr. Pass
               Through                                                          8.000        11/15/2026            44,148
       6,067   Government National Mortgage Association 30-Yr. Pass
               Through                                                          8.500        11/15/2026             6,692
      15,140   Government National Mortgage Association 30-Yr. Pass
               Through                                                          9.000        12/15/2026            16,925
       9,487   Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.500         1/15/2027            10,243
      90,400   Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.500         4/15/2027            97,604
      25,314   Government National Mortgage Association 30-Yr. Pass
               Through                                                          8.000         6/20/2027            27,690
      13,376   Government National Mortgage Association 30-Yr. Pass
               Through                                                          8.000         8/15/2027            14,685
     157,028   Government National Mortgage Association 30-Yr. Pass
               Through                                                          6.500        10/15/2027           164,677
     105,394   Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.000        10/15/2027           112,286
     159,602   Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.000        11/15/2027           170,038
      68,307   Government National Mortgage Association 30-Yr. Pass
               Through                                                          6.500         7/15/2028            71,559
     106,800   Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.500         7/15/2028           115,278
     222,732   Government National Mortgage Association 30-Yr. Pass
               Through                                                          6.500         9/15/2028           233,335
     244,554   Government National Mortgage Association 30-Yr. Pass
               Through                                                          6.000        12/15/2028           251,492
     420,676   Government National Mortgage Association 30-Yr. Pass
               Through                                                          6.500         3/15/2029           440,385
     148,025   Government National Mortgage Association 30-Yr. Pass
               Through                                                          6.500         4/15/2029           154,960
     145,774   Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.000         4/15/2029           155,031
     364,398   Government National Mortgage Association 30-Yr. Pass
               Through                                                          6.000         6/15/2029           374,500
     178,172   Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.000         6/15/2029           189,486
      56,583   Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.500         8/15/2029            61,077
      27,410   Government National Mortgage Association 30-Yr. Pass
               Through                                                          8.500         9/15/2029            30,084
     146,106   Government National Mortgage Association 30-Yr. Pass
               Through                                                          8.000         5/15/2030           160,174
     170,797   Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.000         9/15/2031           181,550
     343,391   Government National Mortgage Association 30-Yr. Pass
               Through                                                          6.500         2/15/2032           359,223
     173,644   Government National Mortgage Association 30-Yr. Pass
               Through                                                          6.500         7/15/2032           181,650
-------------------------------------------------------------------------------------------------------------------------
               Total Mortgage-Backed Securities                                                                79,417,519
=========================================================================================================================

Technology (0.1%)
-------------------------------------------------------------------------------------------------------------------------
     500,000   International Business Machines Corporation(b)                   7.500         6/15/2013           583,720
-------------------------------------------------------------------------------------------------------------------------
               Total Technology                                                                                   583,720
=========================================================================================================================

Transportation (0.2%)
-------------------------------------------------------------------------------------------------------------------------
     425,000   CSX Corporation(d)                                               5.500          8/1/2013           419,616
     752,456   Delta Air Lines, Inc.                                            6.619         3/18/2011           711,246
     450,000   FedEx Corporation                                                3.500          4/1/2009           431,900
-------------------------------------------------------------------------------------------------------------------------
               Total Transportation                                                                             1,562,762
=========================================================================================================================

U.S. Government (10.2%)
-------------------------------------------------------------------------------------------------------------------------
   1,020,000   Federal Home Loan Bank                                           6.625         8/27/2007         1,111,850
   1,000,000   Federal Home Loan Bank(b,e)                                      2.750         3/14/2008           965,104
   1,000,000   Federal Home Loan Bank                                           5.925          4/9/2008         1,075,243
  10,000,000   Federal Home Loan Mortgage Corporation(b)                        1.365          9/9/2004         9,998,630
   2,000,000   Federal Home Loan Mortgage Corporation(b)                        2.875         9/15/2005         2,010,850
   2,000,000   Federal Home Loan Mortgage Corporation(b)                        2.875        12/15/2006         1,980,510
   1,500,000   Federal Home Loan Mortgage Corporation(b)                        5.125         7/15/2012         1,515,642
   3,400,000   Federal National Mortgage Association(b)                         3.875         3/15/2005         3,448,141
   1,000,000   Federal National Mortgage Association(b)                         5.500          5/2/2006         1,044,058
   2,000,000   Federal National Mortgage Association                            7.120          7/3/2006         2,157,460
   1,000,000   Federal National Mortgage Association(b)                         5.250         1/15/2009         1,047,487
   2,000,000   Federal National Mortgage Association                            6.250          2/1/2011         2,147,282
   1,500,000   Federal National Mortgage Association                            5.625         4/17/2028         1,452,672
   1,000,000   Federal National Mortgage Association(b)                         7.125         1/15/2030         1,164,974
   1,200,000   Inter-American Development Bank                                  5.375        11/18/2008         1,276,218
   1,000,000   Resolution Funding Corporation                                   8.625         1/15/2021         1,298,297
   2,000,000   Tennessee Valley Authority                                       6.375         6/15/2005         2,075,684
   1,750,000   U.S. Treasury Bonds(b)                                           7.250         5/15/2016         2,115,654
     925,000   U.S. Treasury Bonds(b)                                           8.875         2/15/2019         1,280,691
     450,000   U.S. Treasury Bonds                                              8.125         8/15/2019           589,360
     650,000   U.S. Treasury Bonds                                              7.875         2/15/2021           839,058
     600,000   U.S. Treasury Bonds(b)                                           8.000        11/15/2021           786,422
     400,000   U.S. Treasury Bonds(b)                                           7.250         8/15/2022           490,125
     250,000   U.S. Treasury Bonds                                              7.625        11/15/2022           317,900
     625,000   U.S. Treasury Bonds(b)                                           7.125         2/15/2023           757,642
     750,000   U.S. Treasury Bonds(b)                                           6.250         8/15/2023           830,508
   1,100,000   U.S. Treasury Bonds(b)                                           7.500        11/15/2024         1,393,047
     500,000   U.S. Treasury Bonds(b)                                           6.875         8/15/2025           594,610
     525,000   U.S. Treasury Bonds(b)                                           6.125        11/15/2027           575,306
   2,225,000   U.S. Treasury Bonds(b)                                           5.250        11/15/2028         2,179,893
   5,000,000   U.S. Treasury Notes(b)                                           6.500         5/15/2005         5,191,405
   1,000,000   U.S. Treasury Notes(b)                                           2.000         8/31/2005           997,812
   2,000,000   U.S. Treasury Notes                                              5.875        11/15/2005         2,094,610
   1,100,000   U.S. Treasury Notes(b)                                           5.625         2/15/2006         1,154,957
   1,000,000   U.S. Treasury Notes(b)                                           4.625         5/15/2006         1,035,430
   2,000,000   U.S. Treasury Notes(b)                                           6.875         5/15/2006         2,152,968
   1,100,000   U.S. Treasury Notes(b)                                           7.000         7/15/2006         1,191,825
   2,625,000   U.S. Treasury Notes(b)                                           6.500        10/15/2006         2,833,666
   1,750,000   U.S. Treasury Notes(b)                                           3.500        11/15/2006         1,772,628
  10,600,000   U.S. Treasury Notes(b)                                           4.375         5/15/2007        10,956,095
   2,825,000   U.S. Treasury Notes(b)                                           6.125         8/15/2007         3,064,794
   1,850,000   U.S. Treasury Notes(b)                                           5.500         2/15/2008         1,981,017
   1,000,000   U.S. Treasury Notes(b)                                           3.250         8/15/2008           987,617
     475,000   U.S. Treasury Notes(b)                                           5.500         5/15/2009           511,516
   2,000,000   U.S. Treasury Notes(b)                                           6.500         2/15/2010         2,253,594
     300,000   U.S. Treasury Notes(b)                                           5.000         2/15/2011           314,016
   1,100,000   U.S. Treasury Notes(b)                                           5.000         8/15/2011         1,148,340
     550,000   U.S. Treasury Notes(b)                                           4.875         2/15/2012           568,047
   1,325,000   U.S. Treasury Notes(b)                                           4.250         8/15/2013         1,293,428
-------------------------------------------------------------------------------------------------------------------------
               Total U.S. Government                                                                           90,024,083
=========================================================================================================================

Utilities (0.6%)
-------------------------------------------------------------------------------------------------------------------------
     475,000   Alliant Energy Resources, Inc.(d)                                7.375         11/9/2009           528,113
     250,000   Columbia Energy Group                                            7.320        11/28/2010           263,314
     450,000   Duke Capital Corporation(b)                                      7.500         10/1/2009           496,310
     450,000   FirstEnergy Corporation                                          6.450        11/15/2011           466,542
     750,000   Niagara Mohawk Power Corporation(d)                              7.750         10/1/2008           844,245
     425,000   Oncor Electric Delivery Company                                  6.375         1/15/2015           447,567
     200,000   Pacific Gas & Electric Company                                   6.050          3/1/2034           188,111
     700,000   Public Service Company of Colorado                               7.875         10/1/2012           826,284
   1,000,000   Public Service Electric & Gas Company                            6.375          5/1/2008         1,072,332
     225,000   Southern California Edison Company                               5.000         1/15/2014           218,901
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  5,351,719
-------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income (cost $236,647,928)                                               239,655,252
=========================================================================================================================
   Shares or
   Principal
      Amount   Collateral Held for Securities Loaned (10.0%)            Interest Rate(h)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
      $4,873   BNP Paribas Letter of Credit                                     0.150%       10/21/2004            $4,873
  87,937,567   State Street Navigator Securities Lending Prime
               Portfolio                                                        1.230               N/A        87,937,567
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned
               (cost $87,942,440)                                                                              87,942,440
=========================================================================================================================
   Shares or
   Principal
      Amount   Short-Term Investments (13.9%)                           Interest Rate(h)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
 $17,400,000   Corporate Receivables Corporation Funding LLC                    1.500%         7/1/2004       $17,400,000
  14,700,000   Duke University                                                  1.141          7/6/2004        14,697,672
  14,700,000   Fountain Square Commercial Funding Corporation                   1.500          7/1/2004        14,700,000
  10,000,000   Fountain Square Commercial Funding Corporation                   1.151          7/7/2004         9,998,083
  10,000,000   Independence Funding, LLC(d)                                     1.141          7/9/2004         9,997,467
  15,000,000   Kitty Hawk Funding Corporation                                   1.221         7/12/2004        14,994,408
  10,000,000   Nieuw Amsterdam Receivables Corporation                          1.071          7/1/2004        10,000,000
  11,200,000   Sheffield Receivables Corporation                                1.231         7/15/2004        11,194,643
   7,126,303   Thrivent Money Market Portfolio                                  0.768               N/A         7,126,303
  12,000,000   Triple A-1 Funding Corporation(d)                                1.191          7/6/2004        11,998,017
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                               122,106,593
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $825,515,676)                                                         $880,289,922
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) All or a portion of the security is on loan as
    discussed in item 2(L) of the Notes to Financial
    Statements.

(c) Non-income producing security.

(d) Earmarked as collateral for long settling trades as
    discussed in the notes to the financial statements.

(e) Denotes variable rate obligations for which the
    current yield and next scheduled reset date are
    shown.

(f) Denotes step coupon bonds for which the current
    interest rate and next scheduled reset date are
    shown.

(g) Denotes investments purchased on a when-issued basis.

(h) The interest rate shown reflects the yield or, for
    securities purchased at a discount, the discount rate
    at the date of purchase.

The accompanying notes to the financial statements
are an integral part of this schedule.

High Yield Portfolio
Schedule of Investments as of June 30, 2004 (unaudited)(a)

   Principal
      Amount   Long-Term Fixed Income (83.0%)                           Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
Basic Materials (9.7%)
-------------------------------------------------------------------------------------------------------------------------
  $4,300,000   Ainsworth Lumber Company, Ltd.                                   6.750%        3/15/2014        $4,031,250
   2,900,000   Alpha Natural Resources                                         10.000          6/1/2012         3,030,500
   2,820,000   Appleton Papers, Inc.                                            8.125         6/15/2011         2,855,250
   2,820,000   Appleton Papers, Inc.                                            9.750         6/15/2014         2,827,050
   2,850,000   Blue Ridge Paper Company(b)                                      9.500        12/15/2008         2,650,500
   1,400,000   Boise Cascade Corporation                                        6.500         11/1/2010         1,424,500
   2,000,000   Boise Cascade Corporation(b)                                     7.000         11/1/2013         2,045,000
   2,250,000   Buckeye Technologies, Inc.(b)                                    8.000        10/15/2010         2,064,375
   1,400,000   Buckeye Technologies, Inc.                                       8.500         10/1/2013         1,414,000
   2,000,000   Equistar Chemicals, LP/Equistar Funding                         10.125          9/1/2008         2,190,000
   3,400,000   Georgia-Pacific Corporation(b)                                   8.125         5/15/2011         3,757,000
   3,250,000   Georgia-Pacific Corporation(b)                                   9.375          2/1/2013         3,721,250
   3,500,000   Huntsman International, LLC(b)                                  10.125          7/1/2009         3,570,000
   3,425,000   International Steel Group, Inc.                                  6.500         4/15/2014         3,210,938
   1,800,000   ISP Chemco, Inc.                                                10.250          7/1/2011         2,002,500
   3,900,000   ISP Holdings, Inc.                                              10.625        12/15/2009         4,290,000
   1,700,000   Ispat Inland ULC(c)                                              8.350          7/1/2004         1,729,750
   3,420,000   Ispat Inland ULC                                                 9.750          4/1/2014         3,522,600
   1,400,000   Lyondell Chemical Company                                        9.875          5/1/2007         1,463,000
   2,300,000   Lyondell Chemical Company(b)                                     9.500        12/15/2008         2,403,500
   2,300,000   Lyondell Chemical Company(b)                                    10.500          6/1/2013         2,489,750
   4,200,000   MacDermid, Inc.                                                  9.125         7/15/2011         4,683,000
   4,000,000   MDP Acquisitions plc                                             9.625         10/1/2012         4,380,000
   3,000,000   Methanex Corporation                                             8.750         8/15/2012         3,375,000
   3,450,000   Mueller Holdings, Inc.(d)                                  Zero Coupon         4/15/2009         2,070,000
   4,300,000   Nalco Company                                                    7.750        11/15/2011         4,504,250
   4,000,000   NOVA Chemicals Corporation                                       6.500         1/15/2012         3,940,000
   2,850,000   Rockwood Specialties Corporation(b)                             10.625         5/15/2011         3,035,250
   1,600,000   Steel Dynamics, Inc.                                             9.500         3/15/2009         1,768,000
   1,800,000   Steel Dynamics, Inc.(b)                                          9.500         3/15/2009         1,989,000
   4,000,000   USEC, Inc.                                                       6.625         1/20/2006         3,960,000
-------------------------------------------------------------------------------------------------------------------------
               Total Basic Materials                                                                           90,397,213
=========================================================================================================================

Capital Goods (11.0%)
-------------------------------------------------------------------------------------------------------------------------
   2,850,000   Allied Waste North America, Inc.                                 7.875         4/15/2013         2,978,250
   5,700,000   Allied Waste North America, Inc.(b)                              7.375         4/15/2014         5,543,250
     850,000   Allied Waste North America, Inc., Convertible                    4.250         4/15/2034           837,250
   2,480,000   Ames True Temper, Inc.                                          10.000         7/15/2012         2,486,200
   4,550,000   Amsted Industries, Inc.                                         10.250        10/15/2011         4,936,750
   5,150,000   Case New Holland, Inc.                                           9.250          8/1/2011         5,407,500
   3,400,000   Cellu Tissue Holdings, Inc.                                      9.750         3/15/2010         3,264,000
   4,080,000   Consolidated Container Company, LLC(d)                     Zero Coupon         6/15/2007         3,100,800
   4,000,000   Crown Cork & Seal Finance plc                                    7.000        12/15/2006         4,060,000
   2,300,000   Crown Euro Holdings SA                                          10.875          3/1/2013         2,622,000
   7,000,000   Dow Jones "CDX" Index Bonds(b)                                  10.125         3/25/2009         6,833,750
   1,863,000   Dunlop Stand Aero Holdings Company                              11.875         5/15/2009         1,979,438
   2,550,000   Eircom Funding(b)                                                8.250         8/15/2013         2,652,000
   2,850,000   Erico International Corporation                                  8.875          3/1/2012         2,907,000
   4,000,000   Euramax International, Inc.                                      8.500         8/15/2011         4,160,000
   2,850,000   Fastentech, Inc.                                                11.500          5/1/2011         3,156,375
   1,400,000   FTD, Inc.                                                        7.750         2/15/2014         1,298,500
   3,150,000   Graphic Packaging International(b)                               9.500         8/15/2013         3,417,750
   2,295,000   Hexcel Corporation(b)                                            9.750         1/15/2009         2,406,881
   2,850,000   IMCO Recycling, Inc.                                            10.375        10/15/2010         3,078,000
   2,200,000   K & F Industries, Inc.(b)                                        9.625        12/15/2010         2,411,750
   1,150,000   Legrand SA                                                       8.500         2/15/2025         1,184,500
   1,700,000   Mueller Group, Inc.                                             10.000          5/1/2012         1,768,000
   2,665,000   Owens-Brockway Glass Container, Inc.(b)                          8.875         2/15/2009         2,878,200
   1,400,000   Owens-Brockway Glass Container, Inc.                             8.250         5/15/2013         1,445,500
   1,990,000   Owens-Illinois, Inc.                                             7.500         5/15/2010         1,950,200
   3,700,000   Plastipak Holdings, Inc.                                        10.750          9/1/2011         3,977,500
   3,400,000   Pliant Corporation(d)                                      Zero Coupon        11/15/2006         2,864,500
   4,050,000   Polypore, Inc.                                                   8.750         5/15/2012         4,222,125
   1,700,000   TD Funding Corporation                                           8.375         7/15/2011         1,725,500
   3,400,000   Texas Industries, Inc.                                          10.250         6/15/2011         3,791,000
   1,100,000   Tyco International Group SA, Convertible                         2.750         1/15/2018         1,652,750
   3,000,000   United Rentals North America, Inc.                               6.500         2/15/2012         2,835,000
   2,900,000   Waste Services, Inc.                                             9.500         4/15/2014         2,972,500
-------------------------------------------------------------------------------------------------------------------------
               Total Capital Goods                                                                            102,804,719
=========================================================================================================================

Communications Services (16.0%)
-------------------------------------------------------------------------------------------------------------------------
   2,850,000   ACC Escrow Corporation                                          10.000          8/1/2011         2,458,125
   4,000,000   Adelphia Communications Corporation(e)                          10.875         10/1/2010         4,040,000
   2,300,000   American Tower Corporation, Convertible                          7.250         12/1/2011         2,305,750
   4,150,000   American Tower Escrow Corporation                          Zero Coupon          8/1/2008         3,029,500
   6,000,000   Block Communications, Inc.(f)                                    9.250         4/15/2009         6,300,000
   4,000,000   Cablevision Systems Corporation(b)                               8.000         4/15/2012         3,940,000
   5,400,000   Charter Communications Holdings, LLC                             8.750        11/15/2013         5,170,500
   4,600,000   Charter Communications Operating, LLC                            8.000         4/30/2012         4,450,500
   4,000,000   Crown Castle International Corporation                           9.375          8/1/2011         4,400,000
   2,300,000   CSC Holdings, Inc.(b)                                            7.625          4/1/2011         2,305,750
   2,200,000   Dex Media East, LLC(b)                                          12.125        11/15/2012         2,568,500
   1,700,000   Dex Media West, LLC                                              9.875         8/15/2013         1,865,750
   2,850,000   Dex Media, Inc.(d)                                         Zero Coupon        11/15/2008         1,838,250
   3,400,000   Dex Media, Inc.                                                  8.000        11/15/2013         3,264,000
   4,600,000   EchoStar DBS Corporation                                         6.375         10/1/2011         4,531,000
   3,400,000   Gaylord Entertainment Company                                    8.000        11/15/2013         3,446,750
   2,850,000   Granite Broadcasting Corporation                                 9.750         12/1/2010         2,650,500
   1,170,000   Gray Television, Inc.                                            9.250        12/15/2011         1,282,612
   3,440,704   Hollinger International Publishing, Inc.,
               Payment-In-Kind                                                 12.125        11/15/2010         4,008,420
   2,750,000   Hollinger International Publishing, Inc.                         9.000        12/15/2010         3,176,250
   6,320,000   Kabel Deutschland GmbH(g)                                       10.625          7/1/2014         6,493,800
   3,400,000   Mail-Well I Corporation                                          7.875         12/1/2013         3,094,000
   2,900,000   Mediacom Broadband, LLC(b)                                      11.000         7/15/2013         3,088,500
   1,700,000   MetroPCS, Inc.                                                  10.750         10/1/2011         1,844,500
   4,175,000   Nexstar Finance, Inc.                                            7.000         1/15/2014         3,945,375
   4,000,000   Nextel Communications, Inc.                                      6.875        10/31/2013         3,965,000
   5,700,000   Nextel Communications, Inc.                                      7.375          8/1/2015         5,757,000
   4,000,000   Nextel Partners, Inc.                                            8.125          7/1/2011         4,080,000
   4,850,000   Paxson Communications Corporation(d)                       Zero Coupon         1/15/2006         4,219,500
   2,900,000   PRIMEDIA, Inc.(c)                                                6.615         8/16/2004         2,939,875
     950,000   Primus Telecommunications Group, Inc.(b)                         8.000         1/15/2014           836,000
   6,850,000   Qwest Communications International, Inc.                         7.250         2/15/2011         6,387,625
   7,330,000   Qwest Services Corporation                                      13.500        12/15/2010         8,521,125
   2,750,000   RH Donnelley, Inc.                                              10.875        12/15/2012         3,190,000
   2,600,000   Shaw Communications, Inc.(b)                                     7.250          4/6/2011         2,698,069
   4,200,000   Sinclair Broadcast Group, Inc.                                   8.000         3/15/2012         4,294,500
   3,150,000   Spectrasite, Inc.                                                8.250         5/15/2010         3,244,500
   4,550,000   Telenet Group Holding NV(b,d)                              Zero Coupon        12/15/2008         2,889,250
   1,410,000   US Unwired, Inc.                                                10.000         6/15/2012         1,424,100
   1,400,000   Vertis, Inc.                                                     9.750          4/1/2009         1,505,000
   2,000,000   Vertis, Inc.(b)                                                 10.875         6/15/2009         2,150,000
   2,800,000   Western Wireless Corporation(b)                                  9.250         7/15/2013         2,884,000
   3,500,000   XM Satellite Radio, Inc.(c)                                      7.194          8/1/2004         3,504,375
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                  149,988,251
=========================================================================================================================

Consumer Cyclical (14.2%)
-------------------------------------------------------------------------------------------------------------------------
   3,150,000   American Casino & Entertainment Properties, LLC                  7.850          2/1/2012         3,197,250
   1,130,000   Argosy Gaming Company                                            7.000         1/15/2014         1,101,750
   4,750,000   Beazer Homes USA, Inc.                                           8.625         5/15/2011         5,011,250
     900,000   Best Buy Company, Inc., Convertible                              2.250         1/15/2022           932,625
   3,450,000   Boyd Gaming Corporation                                          8.750         4/15/2012         3,674,250
   3,450,000   Buffets, Inc.                                                   11.250         7/15/2010         3,605,250
   2,850,000   Coast Hotels & Casinos, Inc.(b)                                  9.500          4/1/2009         2,992,500
   2,600,000   Ferrellgas Partners, LP                                          6.750          5/1/2014         2,509,000
   6,650,000   Group 1 Automotive, Inc.                                         8.250         8/15/2013         6,965,875
   3,300,000   Jafra Cosmetics International, Inc.                             10.750         5/15/2011         3,679,500
   4,700,000   John Q. Hammons Hotels, LP(b)                                    8.875         5/15/2012         5,099,500
   1,150,000   Kerzner International, Convertible                               2.375         4/15/2024         1,170,125
   2,543,000   Kindercare Learning Centers                                      9.500         2/15/2009         2,581,145
   2,800,000   La Quinta Properties, Inc.                                       8.875         3/15/2011         3,010,000
   1,600,000   Liberty Media Corporation, Convertible                           0.750         3/30/2023         1,826,000
   1,650,000   Liberty Media Corporation, Convertible                           3.250         3/15/2031         1,476,750
   2,850,000   MGM Mirage, Inc.(b)                                              8.375          2/1/2011         2,978,250
   4,550,000   Mohegan Tribal Gaming Authority                                  6.375         7/15/2009         4,561,375
   3,450,000   NationsRent, Inc.                                                9.500        10/15/2010         3,674,250
   3,950,000   Nebraska Book Company, Inc.                                      8.625         3/15/2012         3,871,000
   4,000,000   Norcraft Finance Corporation                                     9.000         11/1/2011         4,220,000
   2,850,000   Park Place Entertainment Corporation(b)                          8.125         5/15/2011         3,024,562
   4,200,000   PCA, LLC/PCA Finance Corporation(b)                             11.875          8/1/2009         4,515,000
   4,600,000   Penn National Gaming, Inc.                                       6.875         12/1/2011         4,513,750
   2,800,000   Perry Ellis International, Inc.                                  8.875         9/15/2013         2,891,000
   3,000,000   Premier Entertainment Biloxi, LLC/Premier Biloxi
               Finance Corporation                                             10.750          2/1/2012         3,150,000
   5,340,000   Rent-Way, Inc.                                                  11.875         6/15/2010         5,860,650
   2,850,000   Royal Caribbean Cruises, Ltd.(b)                                 8.750          2/2/2011         3,156,375
   3,000,000   Schuler Homes, Inc.                                              9.375         7/15/2009         3,292,500
   4,550,000   Station Casinos, Inc.                                            6.875          3/1/2016         4,379,375
   2,300,000   Stewart Enterprises, Inc.                                       10.750          7/1/2008         2,555,875
   5,500,000   Tenneco Automotive, Inc.                                        10.250         7/15/2013         6,215,000
   2,500,000   TravelCenters of America, Inc.                                  12.750          5/1/2009         2,900,000
   2,300,000   TRW Automotive, Inc.                                             9.375         2/15/2013         2,593,250
   2,902,000   TRW Automotive, Inc.(b)                                         11.000         2/15/2013         3,424,360
   3,000,000   Vicar Operating, Inc.                                            9.875         12/1/2009         3,300,000
   3,400,000   VICORP Restraunts, Inc.                                         10.500         4/15/2011         3,383,000
   3,350,000   Warnaco, Inc.                                                    8.875         6/15/2013         3,601,250
   2,243,000   William Carter Company                                          10.875         8/15/2011         2,540,198
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Cyclical                                                                        133,433,790
=========================================================================================================================

Consumer Non-Cyclical (7.7%)
-------------------------------------------------------------------------------------------------------------------------
   1,996,000   Advanced Medical Optics, Inc., Convertible                       2.500         7/15/2024         2,183,125
     580,000   Amscan Holdings, Inc.                                            8.750          5/1/2014           569,850
   4,000,000   Ardent Health Services, Inc.                                    10.000         8/15/2013         4,280,000
   2,700,000   Armkel Finance, Inc.                                             9.500         8/15/2009         2,949,750
   3,000,000   Beverly Enterprises, Inc.                                        7.875         6/15/2014         2,951,250
   1,150,000   Del Monte Corporation                                            9.250         5/15/2011         1,256,375
   6,300,000   Fisher Scientific International, Inc.                            8.000          9/1/2013         6,741,000
   4,100,000   HMP Equity Holdings Corporation                            Zero Coupon         5/15/2008         2,378,000
   4,500,000   IASIS Healthcare, LLC/IASIS Capital Corporation                  8.750         6/15/2014         4,601,250
   5,800,000   Jostens Holding Corporation(d)                             Zero Coupon         12/1/2008         3,944,000
   3,950,000   Michael Foods, Inc.                                              8.000        11/15/2013         4,078,375
   4,300,000   Omnicare, Inc.                                                   8.125         3/15/2011         4,601,000
   3,913,000   Revlon Consumer Products Corporation                             8.625          2/1/2008         3,463,005
   5,250,000   Roundy's, Inc.                                                   8.875         6/15/2012         5,565,000
   4,550,000   Seminis Vegetable Seeds, Inc.                                   10.250         10/1/2013         4,948,125
   3,000,000   Smithfield Foods, Inc.                                           8.000        10/15/2009         3,232,500
   1,690,000   Stater Brothers Holdings, Inc.(c)                                5.060         9/15/2004         1,717,462
   4,510,000   Stater Brothers Holdings, Inc.                                   8.125         6/15/2012         4,526,912
   2,500,000   Tenet Healthcare Corporation                                     9.875          7/1/2014         2,543,750
   1,650,000   Teva Pharmaceutical Finance NV, Convertible                      0.250          2/1/2024         1,753,125
   4,050,000   Triad Hospitals, Inc.                                            7.000         5/15/2012         4,080,375
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Non-Cyclical                                                                     72,364,229
=========================================================================================================================

Energy (4.6%)
-------------------------------------------------------------------------------------------------------------------------
   5,200,000   BRL Universal Equipment Corporation                              8.875         2/15/2008         5,570,500
   5,400,000   Chesapeake Energy Corporation                                    9.000         8/15/2012         6,075,000
   2,250,000   Citgo Petroleum Corporation                                     11.375          2/1/2011         2,610,000
   3,000,000   Compton Petroleum Corporation                                    9.900         5/15/2009         3,277,500
   2,300,000   EXCO Resources, Inc.                                             7.250         1/15/2011         2,334,500
   2,700,000   Magnum Hunter Resources, Inc.                                    9.600         3/15/2012         2,970,000
   2,800,000   Petroleum Geo-Services ASA                                      10.000         11/5/2010         2,898,000
   3,500,000   Pogo Producing Company(b)                                        8.250         4/15/2011         3,832,500
   5,250,960   Port Arthur Finance Corporation                                 12.500         1/15/2009         6,064,859
   3,480,000   Pride International, Inc.(g)                                     7.375         7/15/2014         3,514,800
   3,800,000   Western Oil Sands, Inc.(f)                                       8.375          5/1/2012         4,123,000
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    43,270,659
=========================================================================================================================

Financials (4.0%)
-------------------------------------------------------------------------------------------------------------------------
   4,000,000   Alamosa Delaware, Inc.(f)                                        8.500         1/31/2012         3,920,000
   6,760,000   BCP Caylux Holdings Luxembourg SCA                               9.625         6/15/2014         7,005,050
   3,600,000   CSAM Funding Corporation(h)                                     12.780        10/15/2016         3,600,000
   2,890,000   Dollar Financial Group, Inc.                                     9.750        11/15/2011         3,020,050
   3,633,915   FINOVA Group, Inc.(b)                                            7.500        11/15/2009         1,989,568
   2,900,000   IPCS Escrow Company                                             11.500          5/1/2012         2,972,500
   2,550,000   Katonah, Ltd.(h)                                                12.015         2/20/2015         2,550,000
   2,800,000   NTL Cable, plc(b,c)                                              6.610         7/15/2004         2,884,000
   2,260,000   NTL Cable, plc(b)                                                8.750         4/15/2014         2,316,500
   4,000,000   Riggs Capital Trust II                                           8.875         3/15/2027         4,010,000
   9,000,000   SIG Capital Trust I (i,j)                                        9.500         8/15/2027                 0
  10,060,000   United Companies Financial Corporation(e)                        8.375          7/1/2005            75,450
   3,000,000   Venture CDO 2002, Ltd.(h)                                       13.060         3/15/2015         2,970,000
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                37,313,118
=========================================================================================================================

Foreign (0.2%)
-------------------------------------------------------------------------------------------------------------------------
   1,650,000   Federal Republic of Brazil(b)                                   11.000         1/11/2012         1,659,900
-------------------------------------------------------------------------------------------------------------------------
               Total Foreign                                                                                    1,659,900
=========================================================================================================================

Other (0.9%)
-------------------------------------------------------------------------------------------------------------------------
   3,400,000   Da-Lite Screen Company, Inc.                                     9.500         5/15/2011         3,536,000
   4,600,000   UGS Corporation                                                 10.000          6/1/2012         4,899,000
-------------------------------------------------------------------------------------------------------------------------
               Total Other                                                                                      8,435,000
=========================================================================================================================

Technology (2.6%)
-------------------------------------------------------------------------------------------------------------------------
   2,210,000   AMI Semiconductor, Inc.                                         10.750          2/1/2013         2,580,175
   3,700,000   Amkor Technology, Inc.(b)                                        7.125         3/15/2011         3,468,750
   2,250,000   Amkor Technology, Inc.(b)                                        7.750         5/15/2013         2,131,875
   3,940,000   Celestica, Inc.                                                  7.875          7/1/2011         4,018,800
   2,750,000   Sanmina-SCI Corporation                                         10.375         1/15/2010         3,148,750
   1,700,000   Thomas & Betts Corporation                                       7.250          6/1/2013         1,800,672
   2,200,000   Unisys Corporation                                               8.125          6/1/2006         2,337,500
   4,550,000   Xerox Corporation                                                7.625         6/15/2013         4,652,375
-------------------------------------------------------------------------------------------------------------------------
               Total Technology                                                                                24,138,897
=========================================================================================================================

Transportation (2.1%)
-------------------------------------------------------------------------------------------------------------------------
   3,200,000   Delta Air Lines, Inc.                                            8.300        12/15/2029         1,328,000
   1,740,000   Horizon Lines, LLC                                               9.000         11/1/2012         1,772,625
   3,800,000   Hornbeck Offshore Services, Inc.                                10.625          8/1/2008         4,146,750
   4,400,000   OMI Corporation                                                  7.625         12/1/2013         4,312,000
   3,000,000   United Air Lines, Inc. (k)                                       7.730          7/1/2010         2,449,932
   5,200,000   Windsor Petroleum Transport Corporation(d)                       7.840         1/15/2021         5,265,000
-------------------------------------------------------------------------------------------------------------------------
               Total Transportation                                                                            19,274,307
=========================================================================================================================

Utilities (10.0%)
-------------------------------------------------------------------------------------------------------------------------
   1,700,000   AES Corporation(b)                                               8.875         2/15/2011         1,763,750
   3,900,000   AES Corporation                                                  8.750         5/15/2013         4,177,875
   3,400,000   Calpine Generating Corporation LLC(b,c)                          7.350          7/1/2004         3,247,000
   6,001,188   CE Generation, LLC                                               7.416        12/15/2018         6,397,686
   3,100,000   CMS Energy Corporation(b)                                        7.500         1/15/2009         3,084,500
   4,000,000   Dynegy Holdings, Inc.                                            9.875         7/15/2010         4,300,000
   7,500,000   Edison Mission Energy(b)                                         9.875         4/15/2011         7,818,750
   5,850,000   El Paso Corporation(b)                                           7.000         5/15/2011         5,118,750
   4,250,000   El Paso Production Holding Company                               7.750          6/1/2013         3,899,375
   1,700,000   Ferrellgas Partners, LP                                          8.750         6/15/2012         1,814,750
   2,880,000   Itron, Inc.                                                      7.750         5/15/2012         2,887,200
   2,850,000   Legrand SA                                                      10.500         2/15/2013         3,249,000
   3,253,369   Midland Funding Corporation II                                  11.750         7/23/2005         3,367,237
   4,450,000   Midland Funding Corporation II                                  13.250         7/23/2006         5,117,500
   2,350,000   Midwest Generation, LLC                                          8.750          5/1/2034         2,373,500
   3,820,000   Mission Energy Holding Company                                  13.500         7/15/2008         4,273,625
   4,200,000   NRG Energy, Inc.                                                 8.000        12/15/2013         4,242,000
   3,400,000   Orion Power Holdings, Inc.                                      12.000          5/1/2010         4,148,000
   2,250,000   Pacific Energy Partners, LP/Pacific Energy Finance
               Corporation                                                      7.125         6/15/2014         2,283,750
   2,000,000   Southern Natural Gas Company                                     8.875         3/15/2010         2,185,000
   2,850,000   Southern Star Cent Corporation                                   8.500          8/1/2010         3,021,000
   3,400,000   TNP Enterprises, Inc.                                           10.250          4/1/2010         3,519,000
   2,300,000   Williams Companies, Inc.                                         8.625          6/1/2010         2,530,000
   8,500,000   Williams Companies, Inc.(b)                                      8.125         3/15/2012         9,073,752
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                 93,893,000
-------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income (cost $759,685,138)                                               776,973,083
=========================================================================================================================
      Shares   Preferred Stock (2.3%)                                                                               Value
-------------------------------------------------------------------------------------------------------------------------
     105,000   Chevy Chase Preferred Capital Corporation,
               Convertible(b)                                                                                  $6,079,500
      11,500   Goldman Sachs Preferred Stock, Convertible (l)                                                   1,083,760
      34,000   Omnicare, Inc., Convertible(b)                                                                   2,109,020
      18,500   PRIMEDIA, Inc., Series D                                                                         1,739,000
      23,000   PRIMEDIA, Inc., Series H                                                                         1,978,000
       5,000   Sovereign Real Estate Investment Corporation                                                     7,300,000
      30,000   Washington Mutual, Inc., Convertible                                                             1,601,100
-------------------------------------------------------------------------------------------------------------------------
               Total Preferred Stock (cost $18,405,666)                                                        21,890,380
=========================================================================================================================
      Shares   Common Stock (0.3%)                                                                                  Value
-------------------------------------------------------------------------------------------------------------------------
       5,000   Aavid Thermal Technology, Inc., Stock Warrants (l)                                                 $50,000
       1,996   Arch Wireless, Inc. (l)                                                                             56,866
       4,600   ASAT Finance, LLC, Stock Warrants (h,i,l)                                                                0
      18,783   Birch Telecom, Inc. (i,l)                                                                              301
      52,837   Completel Europe NV (l)                                                                          1,478,587
       4,100   Huntsman Company, LLC Stock Warrants (l)                                                           779,000
       6,000   Pliant Corporation, Stock Warrants (h,l)                                                                60
      23,840   Protection One, Inc., Stock Warrants (i,l)                                                             238
     121,520   TVMAX Holdings, Inc. (l)                                                                           467,852
      27,227   XO Communications, Inc., Stock Warrants, Series A (l)                                               40,840
      20,420   XO Communications, Inc., Stock Warrants, Series B
               (b,l)                                                                                               21,441
      20,420   XO Communications, Inc., Stock Warrants, Series C (l)                                               14,294
      80,000   ZSC Specialty Chemical plc, Preferred Stock Warrants
               (h,i,l)                                                                                                800
      80,000   ZSC Specialty Chemical plc, Stock Warrants (h,i,l)                                                     800
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $15,726,205)                                                            2,911,079
=========================================================================================================================
      Shares Collateral Held for Securities Loaned (11.0%)              Interest Rate(m)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
 103,490,315   State Street Navigator Securities Lending Prime
               Portfolio                                                        1.230%              N/A      $103,490,315
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned
               (cost $103,490,315)                                                                            103,490,315
=========================================================================================================================
   Principal
      Amount   Short-Term Investments (3.4%)                            Interest Rate(m)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  $4,000,000   Edison Asset Securitization, LLC                                 1.070%         7/1/2004        $4,000,000
  22,395,000   New Center Asset Trust                                           1.460          7/1/2004        22,395,000
   5,000,000   Park Avenue Receivables  Corporation                             1.400          7/2/2004         4,999,806
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                31,394,806
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $928,702,130)                                                         $936,659,663
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) All or a portion of the security is on loan as
    discussed in item 2(L) of the Notes to Financial
    Statements.

(c) Denotes variable rate obligations for which the
    current yield and next scheduled reset date are
    shown.

(d) Denotes step coupon bonds for which the current
    interest rate and next scheduled reset date are
    shown.

(e) Non-income producing and in bankruptcy.

(f) Earmarked as collateral for long settling trades as
    discussed in the notes to the financial statements.

(g) Denotes investments purchased on a when-issued basis.

(h) Denotes restricted securities. Restricted securities
    are investment securities which cannot be offered for
    public sale without first being registered under the
    Securities Act of 1933. These securities have been
    valued from the date of acquisition through April 30,
    2004, by obtaining quotations from brokers active
    with these securities. The following table indicates
    the acquisition date and cost of restricted
    securities the Portfolio owned as of April 30, 2004.

                                                      Acquisition
    Security                                              Date                        Cost
-------------------------------------------------------------------------------------------------------------------------
ASAT Finance, Stock Warrants                          10/20/1999                    $111,508
CSAM Funding Corporation                               5/10/2002                   3,590,880
Katonah, Ltd.                                           2/7/2003                   2,439,277
Pliant Corporation, Stock Warrants                     5/25/2000                     136,483
Venture CDO 2002, Ltd.                                 3/13/2002                   3,000,000
ZSC Specialty Chemical plc, Preferred Stock Warrants   6/24/1999                      47,568
ZSC Specialty Chemical plc, Stock Warrants             6/24/1999                      11,712

(i) Security is fair valued as discussed in the notes to
    the financial statements.

(j) In default.

(k) In bankruptcy.

(l) Non-income producing security.

(m) The interest rate shown reflects the yield or, for
    securities purchased at a discount, the discount rate
    at the date of purchase.

The accompanying notes to the financial statements
are an integral part of this schedule.

Partner High Yield Portfolio
Schedule of Investments as of June 30, 2004 (unaudited)(a)

   Principal
      Amount   Long-Term Fixed Income (83.8%)                           Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
Basic Materials (8.8%)
-------------------------------------------------------------------------------------------------------------------------
    $400,000   Abitibi-Consolidated, Inc.                                       6.950%       12/15/2006          $409,948
      50,000   Abitibi-Consolidated, Inc.(b)                                    6.950          4/1/2008            50,650
     100,000   Abitibi-Consolidated, Inc.                                       5.250         6/20/2008            94,904
      75,000   Abitibi-Consolidated, Inc.                                       8.550          8/1/2010            79,082
     330,000   Abitibi-Consolidated, Inc.                                       8.850          8/1/2030           321,562
     470,000   Ainsworth Lumber Company, Ltd.                                   6.750         3/15/2014           440,625
     130,000   Appleton Papers, Inc.                                            8.125         6/15/2011           131,625
     130,000   Appleton Papers, Inc.                                            9.750         6/15/2014           130,325
      70,000   ARCO Chemical Company                                           10.250         11/1/2010            71,050
     190,000   Buckeye Technologies, Inc.                                       8.000        10/15/2010           174,325
     190,000   Buckeye Technologies, Inc.                                       8.500         10/1/2013           191,900
     100,000   Compass Minerals Group, Inc.                                    10.000         8/15/2011           111,000
      50,000   Equistar Chemicals, LP/Equistar Funding                         10.125          9/1/2008            54,750
     170,000   Equistar Chemicals, LP/Equistar Funding                          8.750         2/15/2009           177,225
     150,000   Equistar Chemicals, LP/Equistar Funding                         10.625          5/1/2011           166,500
     100,000   Georgia-Pacific Corporation                                      8.000         1/15/2024           100,000
     200,000   Hercules, Inc.                                                  11.125        11/15/2007           234,000
     580,000   Huntsman International, LLC(b)                                  10.125          7/1/2009           591,600
     400,000   International Steel Group, Inc.                                  6.500         4/15/2014           375,000
     350,000   ISP Holdings, Inc.                                              10.625        12/15/2009           385,000
     400,000   Ispat Inland ULC(c)                                              8.350          7/1/2004           407,000
     200,000   Ispat Inland ULC                                                 9.750          4/1/2014           206,000
     350,000   Kappa Beheer BV                                                 10.625         7/15/2009           365,750
     400,000   Lyondell Chemical Company                                       10.500          6/1/2013           433,000
     650,000   MDP Acquisitions plc                                             9.625         10/1/2012           711,750
     450,000   Nalco Company                                                    7.750        11/15/2011           471,375
     425,000   Nalco Company                                                    8.875        11/15/2013           445,188
     400,000   NOVA Chemicals Corporation                                       6.500         1/15/2012           394,000
     550,000   Peabody Energy Corporation                                       6.875         3/15/2013           556,875
     375,000   Stone Container Corporation                                      8.375          7/1/2012           391,875
-------------------------------------------------------------------------------------------------------------------------
               Total Basic Materials                                                                            8,673,884
=========================================================================================================================

Capital Goods (10.3%)
-------------------------------------------------------------------------------------------------------------------------
     550,000   Allied Waste North America, Inc.                                 8.500         12/1/2008           601,562
     200,000   Allied Waste North America, Inc.                                 6.500        11/15/2010           198,000
     400,000   Allied Waste North America, Inc.                                 6.375         4/15/2011           392,000
     150,000   Allied Waste North America, Inc.                                 9.250          9/1/2012           168,000
     260,000   Ames True Temper, Inc.                                          10.000         7/15/2012           260,650
     390,000   Amsted Industries, Inc.                                         10.250        10/15/2011           423,150
     100,000   Building Materials Corporation of America                        7.750         7/15/2005           100,500
     400,000   Case New Holland, Inc.                                           9.250          8/1/2011           420,000
     450,000   Crown Euro Holdings SA                                           9.500          3/1/2011           490,500
     150,000   Crown Euro Holdings SA                                          10.875          3/1/2013           171,000
     373,000   Dunlop Standard Aerospace Holdings plc                          11.875         5/15/2009           396,312
     350,000   Eircom Funding                                                   8.250         8/15/2013           364,000
     400,000   Euramax International, Inc.                                      8.500         8/15/2011           416,000
     390,000   Fastentech, Inc.                                                11.500          5/1/2011           431,925
     260,000   Invensys plc                                                     9.875         3/15/2011           258,700
     350,000   K & F Industries, Inc.                                           9.625        12/15/2010           383,688
     400,000   KRATON Polymers, LLC/Capital Corporation                         8.125         1/15/2014           404,000
     100,000   Legrand SA                                                       8.500         2/15/2025           103,000
     290,000   Mueller Group, Inc.                                             10.000          5/1/2012           301,600
     400,000   Nortek Holdings, Inc.(d)                                   Zero Coupon        11/15/2007           320,000
     410,000   North American Energy Partnership                                8.750         12/1/2011           405,900
      60,000   Owens-Brockway Glass Container, Inc.                             7.750         5/15/2011            62,400
     375,000   Owens-Brockway Glass Container, Inc.                             8.750        11/15/2012           406,875
     180,000   Owens-Brockway Glass Container, Inc.                             8.250         5/15/2013           185,850
     210,000   Owens-Illinois, Inc.                                             7.500         5/15/2010           205,800
     390,000   Plastipak Holdings, Inc.                                        10.750          9/1/2011           419,250
     390,000   Pliant Corporation(d)                                      Zero Coupon        11/15/2006           328,575
     255,702   Rocky River Private Placement(e,f)                               8.810         4/14/2007           270,718
     480,000   Texas Industries, Inc.                                          10.250         6/15/2011           535,200
     375,000   Trinity Industries, Inc.                                         6.500         3/15/2014           343,125
     390,000   United Rentals North America, Inc.                               6.500         2/15/2012           368,550
-------------------------------------------------------------------------------------------------------------------------
               Total Capital Goods                                                                             10,136,830
=========================================================================================================================

Communications Services (17.3%)
-------------------------------------------------------------------------------------------------------------------------
     575,000   ACC Escrow Corporation                                          10.000          8/1/2011           495,938
     400,000   Adelphia Communications Corporation(g)                           8.875         1/15/2007           438,000
     575,000   American Media Operations, Inc.                                 10.250          5/1/2009           596,562
     625,000   American Tower Escrow Corporation                          Zero Coupon          8/1/2008           456,250
     600,000   Cablevision Systems Corporation                                  8.000         4/15/2012           591,000
     565,000   Canwest Media, Inc.                                             10.625         5/15/2011           633,506
     150,000   CF Cable TV, Inc.                                                9.125         7/15/2007           158,639
      50,000   Charter Communications Holdings, LLC(b)                         10.000          4/1/2009            41,750
     925,000   Charter Communications Holdings, LLC                            10.250         9/15/2010           931,938
     420,000   Charter Communications Holdings, LLC                             8.750        11/15/2013           402,150
     200,000   Charter Communications Operating, LLC                            8.000         4/30/2012           193,500
     200,000   Charter Communications Operating, LLC                            8.375         4/30/2014           193,500
     260,000   Crown Castle International Corporation                           9.375          8/1/2011           286,000
     240,000   Crown Castle International Corporation(b)                       10.750          8/1/2011           268,800
     350,000   CSC Holdings, Inc.(b)                                            7.625          4/1/2011           350,875
     325,000   Dex Media West, LLC                                              8.500         8/15/2010           354,250
     430,000   Dex Media West, LLC                                              9.875         8/15/2013           471,925
     390,000   Dex Media, Inc.                                                  8.000        11/15/2013           374,400
     535,000   DIRECTV Holdings, LLC                                            8.375         3/15/2013           591,844
     150,000   EchoStar DBS Corporation                                         5.750         10/1/2008           147,938
     250,000   Gaylord Entertainment Company                                    8.000        11/15/2013           253,438
     220,000   General Cable Corporation                                        9.500        11/15/2010           236,500
     335,000   Hollinger International Publishing, Inc.                         9.000        12/15/2010           386,925
     225,000   Mail-Well I Corporation                                          9.625         3/15/2012           241,875
       1,000   MCI, Inc.                                                        5.908          5/1/2007               970
       1,000   MCI, Inc.                                                        6.688          5/1/2009               925
       1,000   MCI, Inc.                                                        7.735          5/1/2014               895
     420,000   Mediacom Broadband, LLC(b)                                      11.000         7/15/2013           447,300
      21,428   Nextel Communications, Inc.                                      9.500          2/1/2011            23,999
   1,015,000   Nextel Communications, Inc.                                      6.875        10/31/2013         1,006,119
     425,000   Nextel Communications, Inc.                                      7.375          8/1/2015           429,250
     390,000   Nextel Partners, Inc.                                            8.125          7/1/2011           397,800
     490,000   Paxson Communications Corporation(d)                       Zero Coupon         1/15/2006           426,300
     125,000   PRIMEDIA, Inc.(c)                                                6.615         8/16/2004           126,719
     350,000   PRIMEDIA, Inc.                                                   8.000         5/15/2013           329,000
     120,000   Primus Telecommunications Group, Inc.                            8.000         1/15/2014           105,600
     330,000   Quebecor Media, Inc.                                            11.125         7/15/2011           376,612
     500,000   Qwest Communications International, Inc.                         7.250         2/15/2011           466,250
     760,000   Qwest Communications International, Inc.                         7.500         2/15/2014           685,900
     500,000   Qwest Corporation                                                9.125         3/15/2012           540,000
     500,000   Qwest Services Corporation                                      13.500        12/15/2010           581,250
     390,000   Sinclair Broadcast Group, Inc.                                   8.000         3/15/2012           398,775
     355,000   Spectrasite, Inc.                                                8.250         5/15/2010           365,650
     275,000   Superior Essex Communications LLC/Essex Group, Inc.              9.000         4/15/2012           262,625
      70,000   US Unwired, Inc.                                                10.000         6/15/2012            70,700
     150,000   Vertis, Inc.                                                    10.875         6/15/2009           161,250
     390,000   XM Satellite Radio, Inc.(c)                                      7.194          8/1/2004           390,488
     365,000   Young Broadcasting, Inc.(b)                                     10.000          3/1/2011           371,388
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                   17,063,268
=========================================================================================================================

Consumer Cyclical (14.2%)
-------------------------------------------------------------------------------------------------------------------------
     300,000   Aearo Company I                                                  8.250         4/15/2012           306,000
     400,000   Alderwoods Group, Inc.                                          12.250          1/2/2009           442,000
     112,500   Amerigas Partners, LP(e,f)                                       8.830         4/19/2010           120,740
     175,000   AmeriGas Partners, LP/AmeriGas Eagle Finance
               Corporation                                                     10.000         4/15/2006           189,000
     175,000   AmeriGas Partners, LP/AmeriGas Eagle Finance
               Corporation                                                      8.875         5/20/2011           186,375
     400,000   Armor Holdings, Inc.                                             8.250         8/15/2013           428,000
     375,000   ArvinMeritor, Inc.                                               6.625         6/15/2007           383,438
     450,000   Beazer Homes USA, Inc.                                           8.625         5/15/2011           474,750
     290,000   Boyd Gaming Corporation                                          7.750        12/15/2012           292,900
     200,000   Circus & Eldorado Joint Venture/Silver Legacy Capital
               Corporation(b)                                                  10.125          3/1/2012           201,000
     450,000   Dura Operating Corporation                                       8.625         4/15/2012           459,000
     200,000   Ferrellgas Partners, LP                                          6.750          5/1/2014           193,000
     300,000   Fiat Finance Luxembourg SA, Convertible                          3.250          1/9/2007           300,750
     500,000   Group 1 Automotive, Inc.                                         8.250         8/15/2013           523,750
     425,000   Hilton Hotels Corporation(b)                                     7.625         12/1/2012           456,875
     195,000   HMH Properties, Inc.                                             7.875          8/1/2008           199,875
      75,000   Host Marriott, LP                                                9.500         1/15/2007            81,938
     125,000   Host Marriott, LP                                                9.250         10/1/2007           137,812
      75,000   Host Marriott, LP                                                7.125         11/1/2013            73,500
     580,000   John Q. Hammons Hotels, LP                                       8.875         5/15/2012           629,300
     390,000   La Quinta Properties, Inc.                                       8.875         3/15/2011           419,250
     450,000   MGM Mirage, Inc.(b)                                              8.375          2/1/2011           470,250
     390,000   NationsRent, Inc.                                                9.500        10/15/2010           415,350
     390,000   Nebraska Book Company, Inc.                                      8.625         3/15/2012           382,200
     190,000   Park Place Entertainment Corporation                             8.875         9/15/2008           206,150
     375,000   Park Place Entertainment Corporation(b)                          7.875         3/15/2010           395,625
     490,000   Penn National Gaming, Inc.                                       6.875         12/1/2011           480,812
     480,000   Rent-Way, Inc.                                                  11.875         6/15/2010           526,800
     490,000   Schuler Homes, Inc.                                              9.375         7/15/2009           537,775
     230,000   Seneca Gaming Corporation                                        7.250          5/1/2012           229,712
     150,000   SPX Corporation                                                  6.250         6/15/2011           145,875
     350,000   SPX Corporation                                                  7.500          1/1/2013           358,750
     175,000   Starwood Hotels & Resorts Worldwide, Inc.(d)                     7.875          5/1/2007           184,188
     200,000   Starwood Hotels & Resorts Worldwide, Inc.                        7.875          5/1/2012           214,000
     400,000   Station Casinos, Inc.                                            6.000          4/1/2012           387,000
     690,000   Tenneco Automotive, Inc.                                        10.250         7/15/2013           779,700
     190,000   TravelCenters of America, Inc.                                  12.750          5/1/2009           220,400
     150,000   True Temper Sports, Inc.                                         8.375         9/15/2011           150,000
     653,000   TRW Automotive, Inc.                                             9.375         2/15/2013           736,258
     400,000   Warnaco, Inc.                                                    8.875         6/15/2013           430,000
     300,000   Warner Music Group                                               7.375         4/15/2014           289,500
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Cyclical                                                                         14,039,598
=========================================================================================================================

Consumer Non-Cyclical (8.1%)
-------------------------------------------------------------------------------------------------------------------------
     204,000   Advanced Medical Optics, Inc., Convertible                       2.500         7/15/2024           223,125
     390,000   Armkel Finance, Inc.                                             9.500         8/15/2009           426,075
     300,000   Beverly Enterprises, Inc.                                        7.875         6/15/2014           295,125
      75,000   Commonwealth Brands, Inc.                                        9.750         4/15/2008            80,250
     275,000   Commonwealth Brands, Inc.                                       10.625          9/1/2008           294,250
     450,000   Delhaize America, Inc.                                           8.125         4/15/2011           491,189
     290,000   DIMON, Inc.                                                      9.625        10/15/2011           292,900
     100,000   Dimon, Inc.                                                      7.750          6/1/2013            93,000
     475,000   Domino's, Inc.                                                   8.250          7/1/2011           503,500
     150,000   Extendicare Health Services, Inc.(b)                             9.500          7/1/2010           166,500
     350,000   Fisher Scientific International, Inc.                            8.000          9/1/2013           374,500
     325,000   Fresenius Medical Care Capital Trust II                          7.875          2/1/2008           342,875
     220,000   IASIS Healthcare, LLC/IASIS Capital Corporation                  8.750         6/15/2014           224,950
     325,000   Ingles Markets, Inc.(b)                                          8.875         12/1/2011           333,938
     325,000   Johnsondiversey, Inc.                                            9.625         5/15/2012           354,250
     540,000   Jostens Holding Corporation(d)                             Zero Coupon         12/1/2008           367,200
     100,000   Merisant Company                                                 9.500         7/15/2013           106,500
     250,000   Neighborcare, Inc.                                               6.875        11/15/2013           265,000
     625,000   North Atlantic Holding Company, Inc.(d)                    Zero Coupon          3/1/2008           346,875
      98,000   PacifiCare Health Systems, Inc.                                 10.750          6/1/2009           111,720
     275,000   Rayovac Corporation                                              8.500         10/1/2013           288,750
     425,000   Roundy's, Inc.                                                   8.875         6/15/2012           450,500
      80,000   Stater Brothers Holdings, Inc.(c)                                5.060         9/15/2004            81,300
     210,000   Stater Brothers Holdings, Inc.                                   8.125         6/15/2012           210,788
     150,000   Stone Container Corporation                                     11.500         8/15/2006           151,312
     685,000   Tenet Healthcare Corporation(b)                                  7.375          2/1/2013           619,925
     250,000   Tenet Healthcare Corporation(b)                                  9.875          7/1/2014           254,375
     200,000   Triad Hospitals, Inc.                                            7.000         5/15/2012           201,500
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Non-Cyclical                                                                      7,952,172
=========================================================================================================================

Energy (5.3%)
-------------------------------------------------------------------------------------------------------------------------
     580,000   Chesapeake Energy Corporation                                    9.000         8/15/2012           652,500
     650,000   Dresser, Inc.                                                    9.375         4/15/2011           695,500
      50,000   Evergreen Resources, Inc.                                        5.875         3/15/2012            50,500
     400,000   EXCO Resources, Inc.                                             7.250         1/15/2011           406,000
     675,000   Hanover Equipment Trust(b)                                       8.500          9/1/2008           713,812
     260,000   Newpark Resources, Inc.                                          8.625        12/15/2007           263,900
     215,000   Pride International, Inc.(b)                                     9.375          5/1/2007           219,300
     370,000   Pride International, Inc.(h)                                     7.375         7/15/2014           373,700
     300,000   SESI, LLC                                                        8.875         5/15/2011           323,250
     415,000   TransMontaigne, Inc.                                             9.125          6/1/2010           427,450
     200,000   Valero Energy Corporation                                        7.800         6/14/2010           192,500
     325,000   Vintage Petroleum, Inc.                                          7.875         5/15/2011           333,125
     150,000   Vintage Petroleum, Inc.                                          8.250          5/1/2012           159,000
     390,000   Western Oil Sands, Inc. (i)                                      8.375          5/1/2012           423,150
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     5,233,687
=========================================================================================================================

Financials (5.6%)
-------------------------------------------------------------------------------------------------------------------------
     390,000   Alamosa Delaware, Inc.                                           8.500         1/31/2012           382,200
     320,000   BCP Caylux Holdings Luxembourg SCA                               9.625         6/15/2014           331,600
     450,000   Bluewater Finance, Ltd.                                         10.250         2/15/2012           474,750
     536,994   Calpoint Receivable Structured Trust                             7.440        12/10/2006           538,337
     430,000   Choctaw Resort Development Enterprise                            9.250          4/1/2009           462,250
     367,991   FINOVA Group, Inc.                                               7.500        11/15/2009           201,475
     225,000   Fresenius Medical Care Capital Trust IV                          7.875         6/15/2011           238,500
     550,000   Gemstone Investor, Ltd.                                          7.710        10/31/2004           554,125
     390,000   IPCS Escrow Company                                             11.500          5/1/2012           399,750
     400,000   NTL Cable, plc(c)                                                6.610         7/15/2004           412,000
     100,000   NTL Cable, plc(b)                                                8.750         4/15/2014           102,500
     450,000   Riggs Capital Trust II                                           8.875         3/15/2027           451,124
     200,000   Sheridan Group, Inc.                                            10.250         8/15/2011           210,500
     475,000   Ventas Realty, LP, Capital Corporation                           8.750          5/1/2009           513,000
     250,000   VWR International, Inc.                                          8.000         4/15/2014           256,250
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                 5,528,361
=========================================================================================================================

Foreign (0.4%)
-------------------------------------------------------------------------------------------------------------------------
     383,032   Marconi Corporation plc (f)                                      8.000         4/30/2008           413,674
-------------------------------------------------------------------------------------------------------------------------
               Total Foreign                                                                                      413,674
=========================================================================================================================

Technology (1.8%)
-------------------------------------------------------------------------------------------------------------------------
     400,000   Amkor Technology, Inc.                                           7.125         3/15/2011           375,000
     190,000   Celestica, Inc.                                                  7.875          7/1/2011           193,800
     400,000   Sanmina-SCI Corporation                                         10.375         1/15/2010           458,000
     325,000   Universal City Development Services                             11.750          4/1/2010           376,188
     400,000   Xerox Corporation                                                7.625         6/15/2013           409,000
-------------------------------------------------------------------------------------------------------------------------
               Total Technology                                                                                 1,811,988
=========================================================================================================================

Transportation (0.9%)
-------------------------------------------------------------------------------------------------------------------------
     256,270   Continental Airlines, Inc.                                       7.373        12/15/2015           204,878
     253,258   Continental Airlines, Inc.                                       6.545          2/2/2019           236,981
     180,000   Horizon Lines, LLC                                               9.000         11/1/2012           183,375
     150,000   United Air Lines, Inc. (j)                                       7.730          7/1/2010           122,497
     150,000   United Air Lines, Inc. (j)                                       6.602          9/1/2013           124,946
      42,316   United Air Lines, Inc. (j)                                       7.783          1/1/2014            34,881
-------------------------------------------------------------------------------------------------------------------------
               Total Transportation                                                                               907,558
=========================================================================================================================

Utilities (11.1%)
-------------------------------------------------------------------------------------------------------------------------
     200,000   AES Corporation(b)                                               8.875         2/15/2011           207,500
     880,000   AES Corporation                                                  8.750         5/15/2013           942,700
     226,975   Cedar Brakes II, LLC                                             9.875          9/1/2013           226,408
     500,000   CMS Energy Corporation                                           7.000         1/15/2005           502,500
     650,000   CMS Energy Corporation                                           7.500         1/15/2009           646,750
     200,000   DPL, Inc.                                                        6.875          9/1/2011           201,500
     440,000   Dynegy Holdings, Inc.                                            9.875         7/15/2010           473,000
     650,000   Edison International, Inc.                                       6.875         9/15/2004           654,875
     850,000   Edison Mission Energy                                            9.875         4/15/2011           886,125
      50,000   El Paso CGP Company                                              9.625         5/15/2012            47,500
     450,000   El Paso Corporation                                              7.375        12/15/2012           390,375
     101,000   El Paso Energy Partners, LP                                      8.500          6/1/2011           109,332
     175,000   El Paso Natural Gas Corporation                                  7.625          8/1/2010           179,375
     500,000   El Paso Production Holding Company                               7.750          6/1/2013           458,750
     450,000   Ferrellgas Partners, LP                                          8.750         6/15/2012           480,375
      54,000   Gulfterra Energy Partner                                         8.500          6/1/2010            58,725
     400,000   Ipalco Enterprises, Inc.                                         8.375        11/14/2008           434,000
     160,000   Ipalco Enterprises, Inc.                                         8.625        11/14/2011           173,600
     640,000   Legrand SA                                                      10.500         2/15/2013           729,600
     275,000   Midwest Generation, LLC                                          8.750          5/1/2034           277,750
     230,000   Mission Energy Holding Company                                  13.500         7/15/2008           257,312
     150,000   MSW Energy Holdings                                              8.500          9/1/2010           158,625
     700,000   NRG Energy, Inc.                                                 8.000        12/15/2013           707,000
     110,000   Pacific Energy Partners, LP/ Pacific Energy Finance
               Corporation                                                      7.125         6/15/2014           111,650
     350,000   Sonat, Inc.                                                      7.625         7/15/2011           312,375
     850,000   Williams Companies, Inc.                                         8.625          6/1/2010           935,000
     210,000   Williams Companies, Inc.                                         7.625         7/15/2019           202,125
     225,000   Williams Companies, Inc.(b)                                      7.875          9/1/2021           216,562
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                 10,981,389
-------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income (cost $82,262,355)                                                 82,742,409
=========================================================================================================================
      Shares   Preferred Stock (0.9%)                                                                               Value
-------------------------------------------------------------------------------------------------------------------------
         550   Dobson Communications Corporation, Convertible                                                     $53,404
         582   Sovereign Real Estate Investment Corporation                                                       849,720
-------------------------------------------------------------------------------------------------------------------------
               Total Preferred Stock (cost $953,050)                                                              903,124
=========================================================================================================================
      Shares   Common Stock(l)                                                                                      Value
-------------------------------------------------------------------------------------------------------------------------
           1   Orion Refining Corporation (e,f,l)                                                                      $0
           1   Pathmark Stores, Inc. (b,l)                                                                              8
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $17)                                                                            8
=========================================================================================================================

      Shares   Collateral Held for Securities Loaned (6.5%)             Interest Rate(m)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
   6,406,950   State Street Navigator Securities Lending Prime
               Portfolio                                                        1.230%              N/A        $6,406,950
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned
               (cost $6,406,950)                                                                                6,406,950
=========================================================================================================================
   Shares or
   Principal
      Amount   Short-Term Investments (8.8%)                            Interest Rate(m)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
    $200,000   Federal National Mortgage Association                            1.200%         9/8/2004          $199,540
   1,000,000   Fountain Square Commercial Funding Corporation                   1.500          7/1/2004         1,000,000
     800,000   General Electric Capital Corporation                             1.044          7/8/2004           799,838
   1,300,000   General Electric Capital Corporation                             1.144          9/3/2004         1,297,366
     875,000   Royal Caribbean Cruises, Ltd.                                    8.125         7/28/2004           878,533
   4,544,083   Thrivent Money Market Portfolio                                  0.768               N/A         4,544,083
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 8,719,360
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $98,341,732)                                                           $98,771,851
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) All or a portion of the security is on loan as
    discussed in item 2(L) of the Notes to Financial
    Statements.

(c) Denotes variable rate obligations for which the
    current yield and next scheduled reset date are
    shown.

(d) Denotes step coupon bonds for which the current
    interest rate and next scheduled reset date are
    shown.

(e) Security is fair valued as discussed in the notes to
    the financial statements.

(f) Denotes restricted securities. Restricted securities
    are investment securities which cannot be offered for
    public sale without first being registered under the
    Securities Act of 1933. These securities have been
    valued from the date of acquisition through April 30,
    2004, by obtaining quotations from brokers active
    with these securities. The following table indicates
    the acquisition date and cost of restricted
    securities the Portfolio owned as of April 30, 2004.

                                                      Acquisition
    Security                                              Date                        Cost
-------------------------------------------------------------------------------------------------------------------------
Amerigas Partners, LP                                  4/17/2002                    $115,088
Marconi Corporation plc                                7/16/2003                     224,925
Marconi Corporation plc                                11/5/2003                     142,873
Orion Refining Corporation                              8/3/2001                           0
Rocky River Private Placement                         11/22/2000                     253,172

(g) Non-income producing and in bankruptcy.

(h) Denotes investments purchased on a when-issued basis.

(i) Earmarked as collateral for long settling trades as
    discussed in the notes to the financial statements.

(j) In bankruptcy.

(k) The market value of the denoted categories of
    investments represents less than 0.1% of the total
    investments of the Partner High Yield Portfolio.

(l) Non-income producing security.

(m) The interest rate shown reflects the yield or, for
    securities purchased at a discount, the discount rate
    at the date of purchase.

The accompanying notes to the financial statements
are an integral part of this schedule.

Income Portfolio
Schedule of Investments as of June 30, 2004 (unaudited)(a)

   Principal
      Amount   Long-Term Fixed Income (75.2%)                           Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities (5.4%)
-------------------------------------------------------------------------------------------------------------------------
 $13,000,000   Chase Credit Card Master Trust(b,c)                              5.500%       11/17/2008       $13,593,762
   9,000,000   Citibank Credit Card Issuance Trust(b)                           2.550         1/20/2009         8,814,870
   9,000,000   CPL Transition Funding, LLC                                      5.010         1/15/2010         9,299,214
   4,000,000   Daimler Chrysler Motor Company(d)                                1.289         7/15/2004         4,001,840
   5,000,000   First National Master Note Trust(d)                              1.339         7/15/2004         5,006,690
   4,500,000   GMAC Mortgage Corporation Loan Trust(d)                          1.430         7/26/2004         4,509,009
   5,000,000   Honda Auto Receivables Owner Trust                               2.960         4/18/2009         4,932,610
   8,000,000   MBNA Credit Card Master Note Trust(b)                            1.349         7/15/2004         8,014,928
   4,000,000   Residential Asset Securities Corporation                         3.250         5/25/2029         3,948,088
   6,500,000   Toyota Auto Receivables Owner Trust                              4.390         5/15/2009         6,628,037
-------------------------------------------------------------------------------------------------------------------------
               Total Asset-Backed Securities                                                                   68,749,048
=========================================================================================================================

Basic Materials (1.4%)
-------------------------------------------------------------------------------------------------------------------------
   4,000,000   Georgia-Pacific Corporation(b)                                   8.875          2/1/2010         4,530,000
   1,750,000   ICI Wilmington, Inc.                                             4.375         12/1/2008         1,716,648
   2,500,000   ICI Wilmington, Inc.(e)                                          5.625         12/1/2013         2,443,722
   4,000,000   International Steel Group, Inc.                                  6.500         4/15/2014         3,750,000
   1,250,000   NOVA Chemicals Corporation                                       6.500         1/15/2012         1,231,250
   1,125,000   Peabody Energy Corporation(e)                                    6.875         3/15/2013         1,139,062
   3,500,000   Precision Castparts Corporation                                  5.600        12/15/2013         3,407,408
-------------------------------------------------------------------------------------------------------------------------
               Total Basic Materials                                                                           18,218,090
=========================================================================================================================

Capital Goods (5.0%)
-------------------------------------------------------------------------------------------------------------------------
   4,250,000   Allied Waste North America, Inc.(b)                              8.875          4/1/2008         4,653,750
   5,250,000   Allied Waste North America, Inc.                                 6.375         4/15/2011         5,145,000
     900,000   Ball Corporation                                                 6.875        12/15/2012           913,500
   9,000,000   Boeing Capital Corporation                                       5.800         1/15/2013         9,268,029
   6,000,000   Bombardier Capital, Inc.(c,e)                                    6.300          5/1/2014         5,096,088
   9,000,000   Caterpillar, Inc.(b,c)                                           4.500         6/15/2009         9,039,330
   3,000,000   Crown Euro Holdings SA(e)                                        9.500          3/1/2011         3,270,000
   7,000,000   Dow Jones "CDX" Index Bonds(e)                                   6.050         3/25/2009         6,825,000
   6,000,000   Raytheon Company(e)                                              5.375          4/1/2013         5,983,050
   5,032,055   Systems 2001 Asset Trust, LLC(b)                                 6.664         9/15/2013         5,426,920
   6,000,000   Tyco International Group SA(e)                                   6.000        11/15/2013         6,168,072
   1,800,000   Tyco International Group SA, Convertible                         2.750         1/15/2018         2,704,500
-------------------------------------------------------------------------------------------------------------------------
               Total Capital Goods                                                                             64,493,239
=========================================================================================================================

Commercial Mortgage-Backed Securities (2.5%)
-------------------------------------------------------------------------------------------------------------------------
   1,885,513   Banc of America Commercial Mortgage, Inc.                        3.366         7/11/2043         1,885,371
   3,000,000   Banc of America Commercial Mortgage, Inc.                        5.118         7/11/2043         3,011,019
   6,000,000   J.P. Morgan Chase Commercial Mortgage Securities
               Corporation(d)                                                   1.531         7/14/2004         6,001,956
   6,000,000   J.P. Morgan Chase Commercial Mortgage Securities
               Corporation                                                      4.302         1/15/2038         5,762,970
  10,250,000   LB-UBS Commercial Mortgage Trust                                 3.323         3/15/2027         9,970,482
   5,821,134   Lehman Brothers "CALSTRS" Mortgage Trust                         3.988        11/20/2012         5,817,269
-------------------------------------------------------------------------------------------------------------------------
               Total Commercial Mortgage-Backed Securities                                                     32,449,067
=========================================================================================================================

Communications Services (6.1%)
-------------------------------------------------------------------------------------------------------------------------
   4,500,000   AT&T Wireless Services, Inc.(c)                                  8.125          5/1/2012         5,202,680
   1,500,000   British Sky Broadcasting Group plc                               8.200         7/15/2009         1,728,255
   5,000,000   Comcast Corporation(c)                                           6.500         1/15/2015         5,182,245
   2,600,000   CSC Holdings, Inc.(e)                                            7.625          4/1/2011         2,606,500
   2,000,000   CSC Holdings, Inc.                                               6.750         4/15/2012         1,920,000
   5,000,000   Deutsche Telekom International Finance BV(e)                     5.250         7/22/2013         4,867,655
   3,250,000   EchoStar DBS Corporation(b)                                      5.750         10/1/2008         3,205,312
   6,000,000   Interpublic Group of Companies, Inc.                             7.250         8/15/2011         6,418,674
   3,500,000   News America Holdings                                            8.150        10/17/2036         4,193,354
   1,500,000   Nextel Communications, Inc.                                      5.950         3/15/2014         1,380,000
   3,000,000   Nextel Communications, Inc.                                      7.375          8/1/2015         3,030,000
   3,000,000   Qwest Corporation                                                9.125         3/15/2012         3,240,000
   4,500,000   Rogers Cable, Inc.                                               6.250         6/15/2013         4,236,394
   7,500,000   Sprint Capital Corporation(e)                                    7.625         1/30/2011         8,291,168
   6,500,000   Telecom Italia Capital SA(e)                                     5.250        11/15/2013         6,290,999
   9,000,000   Verizon Pennsylvania, Inc.                                       5.650        11/15/2011         9,130,644
     750,000   Vivendi Universal SA                                             9.250         4/15/2010           886,462
   6,000,000   WPP Finance USA Corporation                                      5.875         6/15/2014         6,024,582
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                   77,834,924
=========================================================================================================================

Consumer Cyclical (5.6%)
-------------------------------------------------------------------------------------------------------------------------
   3,000,000   Aztar Corporation                                                7.875         6/15/2014         3,030,000
   1,000,000   Best Buy Company, Inc., Convertible                              2.250         1/15/2022         1,036,250
   2,200,000   Costco Wholesale Corporation, Convertible(b)               Zero Coupon         8/19/2017         2,070,750
   4,500,000   D.R. Horton, Inc.(c)                                             7.500         12/1/2007         4,860,000
   4,500,000   DaimlerChrysler North American Holdings
               Corporation(c)                                                   4.750         1/15/2008         4,537,292
   5,000,000   DaimlerChrysler North American Holdings
               Corporation(e)                                                   6.500        11/15/2013         5,126,200
   3,250,000   Dana Corporation                                                 9.000         8/15/2011         3,802,500
   1,800,000   Ferrellgas Partners, LP                                          6.750          5/1/2014         1,737,000
   4,500,000   Ford Motor Credit Company(e)                                     7.375          2/1/2011         4,746,452
   4,500,000   General Motors Acceptance Corporation(e)                         5.125          5/9/2008         4,516,632
   8,500,000   Harrahs Operating Company, Inc(e)                                5.375        12/15/2013         8,021,484
   3,000,000   KB Home                                                          6.375         8/15/2011         2,970,000
     950,000   Kerzner International, Convertible                               2.375         4/15/2024           966,625
   3,000,000   Lear Corporation(e)                                              8.110         5/15/2009         3,417,144
   3,000,000   Liberty Media Corporation(e)                                     8.500         7/15/2029         3,474,921
   2,400,000   Liberty Media Corporation, Convertible                           0.750         3/30/2023         2,739,000
   1,700,000   Liberty Media Corporation, Convertible                           3.250         3/15/2031         1,521,500
   3,300,000   Mohegan Tribal Gaming Authority(e)                               6.375         7/15/2009         3,308,250
   2,700,000   Royal Caribbean Cruises, Ltd.(e)                                 8.000         5/15/2010         2,909,250
   2,150,000   Station Casinos, Inc.(e)                                         6.500          2/1/2014         2,069,375
   4,000,000   Yum! Brands, Inc.(c)                                             7.650         5/15/2008         4,466,300
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Cyclical                                                                         71,326,925
=========================================================================================================================

Consumer Non-Cyclical (2.4%)
-------------------------------------------------------------------------------------------------------------------------
   1,350,000   Amgen, Inc., Convertible                                   Zero Coupon          3/1/2032           992,250
   7,000,000   Bunge Limited Finance Corporation(c)                             7.800        10/15/2012         7,972,202
   2,750,000   Fisher Scientific International, Inc.                            8.125          5/1/2012         2,942,500
   5,000,000   HCA Healthcare Company                                           7.875          2/1/2011         5,483,870
   7,000,000   Hospira, Inc.                                                    4.950         6/15/2009         7,039,361
   1,325,000   Omnicare, Inc.(e)                                                6.125          6/1/2013         1,265,375
   3,000,000   Stater Brothers Holdings, Inc.(e)                                8.125         6/15/2012         3,011,250
   2,400,000   Teva Pharmaceutical Finance NV, Convertible                      0.250          2/1/2024         2,550,000
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Non-Cyclical                                                                     31,256,808
=========================================================================================================================

Energy (0.7%)
-------------------------------------------------------------------------------------------------------------------------
   2,000,000   Plains Exploration & Production Company                          7.125         6/15/2014         2,035,000
   3,525,000   Premcor Refining Group(e)                                        9.250          2/1/2010         3,974,438
   1,300,000   Premcor Refining Group                                           6.125          5/1/2011         1,293,500
   2,000,000   XTO Energy, Inc.                                                 6.250         4/15/2013         2,080,514
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     9,383,452
=========================================================================================================================

Financials (14.7%)
-------------------------------------------------------------------------------------------------------------------------
   3,000,000   Bank of America Corporation                                      5.375         6/15/2014         2,973,309
   3,000,000   Bank One Issuance Trust(d)                                       1.289         7/15/2004         3,001,380
   3,000,000   BCP Caylux Holdings Luxembourg SCA(e)                            9.625         6/15/2014         3,108,750
   5,000,000   Capital One Bank                                                 4.250         12/1/2008         4,903,145
   5,000,000   Capital One Financial Corporation                                6.250        11/15/2013         5,053,685
   8,000,000   CIT Group, Inc.(e)                                               4.000          5/8/2008         7,933,256
   5,000,000   Citigroup, Inc.(d)                                               1.250          8/9/2004         5,002,040
   5,250,000   Credit Suisse First Boston Mortgage Securities
               Corporation(b)                                                   3.861         3/15/2036         5,154,870
   9,000,000   Credit Suisse First Boston Mortgage Securities
               Corporation                                                      2.843         5/15/2038         8,584,353
   6,000,000   Danske Bank A/S(e)                                               5.914        12/29/2049         6,081,372
   6,500,000   Dresdner Funding Trust I(c)                                      8.151         6/30/2031         7,241,072
  10,000,000   Equitable Life Assurance Society USA                             6.950         12/1/2005        10,577,230
   6,000,000   General Electric Capital Corporation(d)                          2.255          8/2/2004         6,000,000
   7,500,000   General Motors Acceptance Corporation(e)                         5.625         5/15/2009         7,484,970
   1,200,000   Goldman Sachs Group, Inc., Convertible(d)                  Zero Coupon         8/20/2004         1,151,628
   8,000,000   HBOS Capital Funding, LP(e)                                      6.071         6/30/2049         8,031,944
   7,500,000   Honda Auto Receivables Owner Trust(b)                            2.790         3/16/2009         7,381,545
   7,000,000   HSBC Capital Funding, LP                                         9.547        12/29/2049         8,543,822
   4,250,000   International Lease Finance Corporation                          5.625          6/1/2007         4,460,026
  26,040,000   Lehman Brothers, Inc.(b)                                         6.539         8/15/2008        27,549,539
   7,000,000   Montpelier Reinsurance Holdings, Ltd.                            6.125         8/15/2013         7,011,543
   4,495,000   Morgan Stanley and Company                                       7.252         9/15/2011         4,962,525
   6,000,000   Popular North America, Inc.                                      4.700         6/30/2009         6,005,244
   9,000,000   RBS Capital Trust I(e)                                           4.709        12/29/2049         8,297,775
   5,500,000   Southtrust Corporation                                           5.800         6/15/2014         5,604,032
   3,250,000   Sovereign Bancorp, Inc.                                         10.500        11/15/2006         3,723,450
   6,000,000   Washington Mutual, Inc.(e)                                       8.250          4/1/2010         6,986,400
   6,000,000   Wells Fargo Financial, Inc.(c)                                   7.730         12/1/2026         6,516,954
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                               189,325,859
=========================================================================================================================

Foreign (2.2%)
-------------------------------------------------------------------------------------------------------------------------
   9,250,000   Corporacion Andina de Fomento                                    6.875         3/15/2012         9,943,806
   1,260,417   Pemex Finance, Ltd.                                              8.450         2/15/2007         1,349,730
   6,000,000   Pemex Finance, Ltd.(b)                                           9.030         2/15/2011         6,980,940
   4,000,000   Republic of South Africa(e)                                      6.500          6/2/2014         4,040,000
   4,000,000   United Mexican States                                            9.875          2/1/2010         4,806,000
   1,500,000   United Mexican States                                            6.375         1/16/2013         1,497,000
-------------------------------------------------------------------------------------------------------------------------
               Total Foreign                                                                                   28,617,476
=========================================================================================================================

Mortgage-Backed Securities (5.0%)
-------------------------------------------------------------------------------------------------------------------------
  15,750,000   Federal National Mortgage Association 15-YR
               Conventional(f)                                                  5.500          7/1/2019        16,104,375
  47,750,000   Federal National Mortgage Association 30-Yr.
               Conventional(f)                                                  6.000          7/1/2034        48,734,841
-------------------------------------------------------------------------------------------------------------------------
               Total Mortgage-Backed Securities                                                                64,839,216
=========================================================================================================================

Other (0.6%)
-------------------------------------------------------------------------------------------------------------------------
   8,000,000   Glencore Funding, LLC                                            6.000         4/15/2014         7,420,320
-------------------------------------------------------------------------------------------------------------------------
               Total Other                                                                                      7,420,320
=========================================================================================================================

Technology (0.8%)
-------------------------------------------------------------------------------------------------------------------------
   7,000,000   Electronic Data Systems(e)                                       6.000          8/1/2013         6,685,616
   2,500,000   Flextronics International, Ltd.(e)                               6.500         5/15/2013         2,437,500
   1,650,000   Unisys Corporation(e)                                            6.875         3/15/2010         1,699,500
-------------------------------------------------------------------------------------------------------------------------
               Total Technology                                                                                10,822,616
=========================================================================================================================

Transportation (4.0%)
-------------------------------------------------------------------------------------------------------------------------
   7,000,000   American Airlines, Inc.                                          7.250          2/5/2009         6,658,750
   5,500,000   CNF, Inc.                                                        8.875          5/1/2010         6,378,878
   3,500,000   CSX Corporation(e)                                               6.750         3/15/2011         3,796,342
   4,343,664   Federal Express Corporation                                      6.845         1/15/2019         4,585,432
   4,340,511   Federal Express Corporation                                      6.720         1/15/2022         4,649,381
   2,000,000   FedEx Corporation                                                3.500          4/1/2009         1,919,556
   4,250,000   Hertz Corporation                                                7.400          3/1/2011         4,461,986
   3,500,000   MISC Capital Ltd.(f)                                             5.000          7/1/2009         3,504,711
   6,500,000   Southwest Airlines Company                                       5.496         11/1/2006         6,736,613
   3,000,000   Southwest Airlines Company                                       6.500          3/1/2012         3,186,777
   5,889,461   United Air Lines, Inc.(g)                                        7.186          4/1/2011         4,900,267
-------------------------------------------------------------------------------------------------------------------------
               Total Transportation                                                                            50,778,693
=========================================================================================================================

U.S. Government (13.1%)
-------------------------------------------------------------------------------------------------------------------------
  15,000,000   Federal Home Loan Mortgage Corporation(c,d,e)                    1.365          9/9/2004        14,997,945
   9,000,000   Federal National Mortgage Association(c)                         2.375        12/15/2005         8,968,986
  12,000,000   Student Loan Marketing Association(c)                            2.000         3/15/2005        12,007,152
  12,750,000   U.S. Government Zero Coupon Bonds(e)                       Zero Coupon         2/15/2013         8,498,768
  38,000,000   U.S. Government Zero Coupon Bonds                          Zero Coupon        11/15/2022        13,579,870
  30,750,000   U.S. Treasury Bonds(e)                                           6.125         8/15/2029        33,825,000
   7,000,000   U.S. Treasury Notes(c)                                           2.125        10/31/2004         7,013,398
  34,675,000   U.S. Treasury Notes(c,e)                                         1.250         5/31/2005        34,433,905
  12,000,000   U.S. Treasury Notes(e)                                           1.500         7/31/2005        11,919,840
   6,000,000   U.S. Treasury Notes(e)                                           2.375         8/15/2006         5,948,670
   7,500,000   U.S. Treasury Notes(e)                                           3.250         8/15/2008         7,407,128
  10,500,000   U.S. Treasury Notes(e)                                           2.625         3/15/2009         9,990,582
-------------------------------------------------------------------------------------------------------------------------
               Total U.S. Government                                                                          168,591,244
=========================================================================================================================

Utilities (5.7%)
-------------------------------------------------------------------------------------------------------------------------
   2,250,000   ANR Pipeline Company(e)                                          8.875         3/15/2010         2,458,125
  12,000,000   CalEnergy Company, Inc.(b)                                       7.630        10/15/2007        13,208,232
   5,500,000   Centerpoint Energy, Inc.(e)                                      7.250          9/1/2010         5,849,349
   1,000,000   Ferrellgas Partners, LP                                          8.750         6/15/2012         1,067,500
   4,500,000   FirstEnergy Corporation(e)                                       6.450        11/15/2011         4,665,416
   4,000,000   Kinder Morgan Energy Partners, LP(b)                             7.500         11/1/2010         4,490,228
   3,000,000   Kinder Morgan Energy Partners, LP(e)                             7.750         3/15/2032         3,328,629
   2,000,000   Pacific Energy Partners, LP/Pacific Energy Finance
               Corporation                                                      7.125         6/15/2014         2,030,000
   5,000,000   Pacific Gas & Electric Company(e)                                6.050          3/1/2034         4,702,780
   2,182,648   Power Contract Financing, LLC                                    5.200          2/1/2006         2,196,093
   3,000,000   Power Contract Financing, LLC                                    6.256          2/1/2010         3,054,960
   4,606,949   Power Receivables Finance, LLC                                   6.290          1/1/2012         4,691,118
   2,750,000   Public Service Company of New Mexico                             4.400         9/15/2008         2,741,519
   2,250,000   Southern Natural Gas Company(e)                                  8.875         3/15/2010         2,458,125
   5,500,000   Texas-New Mexico Power Company                                   6.125          6/1/2008         5,515,477
   3,000,000   Transcontinental Gas Pipe Corporation                            8.875         7/15/2012         3,390,000
   7,000,000   Western Resources, Inc.                                          7.875          5/1/2007         7,705,250
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                 73,552,801
-------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income (cost $960,305,852)                                               967,659,778
=========================================================================================================================
      Shares   Preferred Stock (0.4%)                                                                               Value
-------------------------------------------------------------------------------------------------------------------------
      22,500   Goldman Sachs Preferred Stock, Convertible(h)                                                   $2,351,858
      36,868   Morgan Stanley and Company, Convertible(h)                                                       1,140,696
      20,000   Washington Mutual, Inc., Convertible                                                             1,067,400
-------------------------------------------------------------------------------------------------------------------------
               Total Preferred Stock (cost $4,687,487)                                                          4,559,954
=========================================================================================================================
      Shares   Collateral Held for Securities Loaned (17.2%)            Interest Rate(i)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
 221,624,335   State Street Navigator Securities Lending Prime
               Portfolio                                                        1.230%              N/A      $221,624,335
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned
               (cost $221,624,335)                                                                            221,624,335
=========================================================================================================================
   Principal
      Amount   Short-Term Investments (7.2%)                            Interest Rate(i)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
 $10,000,000   Barton Capital Corporation(b)                                    1.151%         7/6/2004        $9,998,403
  20,000,000   Blue Spice, LLC                                                  1.550          7/1/2004        20,000,000
   9,000,000   Federal Home Loan Mortgage Corporation                           4.500         8/15/2004         9,000,000
  19,850,000   Johnson Controls, Inc.                                           1.500          7/1/2004        19,850,000
  16,000,000   Kitty Hawk Funding Corporation                                   1.301         7/14/2004        15,992,489
  17,500,000   Preferred Receivables Funding Corporation(c)                     1.281         7/20/2004        17,488,178
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                92,329,070
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $1,278,946,744)                                                     $1,286,173,137
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) Earmarked as collateral for long settling trades as
    discussed in the notes to the financial statements.

(c) At June 30, 2004, all or a portion of the denoted
    U.S. Treasury Notes and other securities, valued at
    $88,667,480, were pledged as the initial margin
    deposit or earmarked as collateral to cover open
    financial futures contracts as follows:

                                                                                                  Notional
                             Number of         Expiration                                        Principal    Unrealized
  Type                       Contracts             Date          Position       Value              Amount         Loss
-------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bond Futures      720           September 2004        Short      $78,716,255       $77,626,569   $1,089,686

(d) Denotes variable rate obligations for which the
    current yield and next scheduled reset date are
    shown.

(e) All or a portion of the security is on loan as
    discussed in item 2(L) of the Notes to Financial
    Statements.

(f) Denotes investments purchased on a when-issued basis.

(g) In bankruptcy.

(h) Non-income producing security.

(i) The interest rate shown reflects the yield or, for
    securities purchased at a discount, the discount rate
    at the date of purchase.

The accompanying notes to the financial statements
are an integral part of this schedule.

Bond Index Portfolio
Schedule of Investments as of June 30, 2004 (unaudited)(a)

   Principal
      Amount   Long-Term Fixed Income (66.5%)                           Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities (0.6%)
-------------------------------------------------------------------------------------------------------------------------
  $1,000,000   Citibank Credit Card Issuance Trust(b)                           4.100%        12/7/2006        $1,009,794
     450,000   GMAC Mortgage Corporation Loan Trust(c)                          1.430         7/26/2004           450,901
      82,532   Green Tree Financial Corporation                                 6.330         11/1/2029            83,153
     450,000   MBNA Credit Card Master Note Trust(b,c)                          1.349         7/15/2004           450,840
     250,000   PECO Energy Transition Trust(b)                                  6.050          3/1/2009           263,713
     272,583   Vanderbilt Mortgage Finance Corporation                          7.820         11/7/2017           280,595
-------------------------------------------------------------------------------------------------------------------------
               Total Asset-Backed Securities                                                                    2,538,996
=========================================================================================================================

Basic Materials (0.6%)
-------------------------------------------------------------------------------------------------------------------------
     500,000   Alcan, Inc.(b)                                                   5.200         1/15/2014           488,982
     300,000   Codelco, Inc.(b)                                                 6.375        11/30/2012           317,511
     350,000   Dow Chemical Company                                             5.750        11/15/2009           365,244
     650,000   International Paper Company(d)                                   5.850        10/30/2012           660,195
     300,000   Potash Corporation of Saskatchewan, Inc.(b)                      7.750         5/31/2011           343,913
-------------------------------------------------------------------------------------------------------------------------
               Total Basic Materials                                                                            2,175,845
=========================================================================================================================

Capital Goods (1.2%)
-------------------------------------------------------------------------------------------------------------------------
     625,000   Boeing Capital Corporation(b)                                    6.100          3/1/2011           661,281
     250,000   Caterpillar, Inc.(b)                                             9.000         4/15/2006           275,758
   1,400,000   General Electric Company(b)                                      5.000          2/1/2013         1,377,842
     250,000   Hanson plc(b)                                                    6.750         9/15/2005           261,360
     225,000   Hutchison Whampoa International, Ltd.                            5.450        11/24/2010           220,844
     250,000   Hutchison Whampoa International, Ltd.(d)                         6.250         1/24/2014           242,368
     500,000   Lockheed Martin Corporation(b)                                   8.200         12/1/2009           585,911
     200,000   Northrop Grumman Corporation                                     7.125         2/15/2011           224,754
     875,000   Raytheon Company(b)                                              5.500        11/15/2012           882,972
-------------------------------------------------------------------------------------------------------------------------
               Total Capital Goods                                                                              4,733,090
=========================================================================================================================

Commercial Mortgage-Backed Securities (1.4%)
-------------------------------------------------------------------------------------------------------------------------
     700,000   Banc of America Commercial Mortgage, Inc.                        5.118         7/11/2043           702,571
     400,000   Bear Stearns Commercial Mortgage Securities                      3.869         2/11/2041           386,557
     600,000   General Electric Capital Commercial Mortgage
               Corporation                                                      4.641         9/10/2013           581,762
     400,000   GMAC Commercial Mortgage Securities, Inc.                        6.175         5/15/2033           428,593
   1,000,000   J.P. Morgan Chase Commercial Mortgage Securities
               Corporation(b,c)                                                 1.531         7/14/2004         1,000,326
   1,000,000   LB-UBS Commercial Mortgage Trust(b)                              3.086         5/15/2027           961,187
     154,663   Morgan Stanley Capital I, Inc.                                   6.250         3/15/2030           156,338
     500,000   Morgan Stanley Capital I, Inc.                                   6.550         3/15/2030           537,298
     249,357   Morgan Stanley Capital I, Inc.                                   6.120         3/15/2031           258,955
     441,706   Nationslink Funding Corporation                                  6.316         1/20/2031           470,541
-------------------------------------------------------------------------------------------------------------------------
               Total Commercial Mortgage-Backed Securities                                                      5,484,128
=========================================================================================================================

Communications Services (2.1%)
-------------------------------------------------------------------------------------------------------------------------
     700,000   AT&T Wireless Services, Inc.(b)                                  7.875          3/1/2011           796,224
     650,000   BellSouth Corporation                                            6.875        10/15/2031           677,111
     200,000   British Telecom plc                                              8.375        12/15/2010           233,563
     400,000   Cingular Wireless, Inc.(b)                                       6.500        12/15/2011           427,238
     225,000   Comcast Corporation(b)                                           5.500         3/15/2011           227,148
     475,000   Cox Communications, Inc.                                         3.875         10/1/2008           463,104
     500,000   Cox Communications, Inc.(d)                                      4.625          6/1/2013           461,534
     200,000   Deutsche Telekom International Finance BV(e)                     8.500         6/15/2010           233,712
     500,000   Deutsche Telekom International Finance BV                        5.250         7/22/2013           486,766
     200,000   France Telecom SA(b,e)                                           8.750          3/1/2011           231,764
     250,000   Pacific Bell(d)                                                  7.125         3/15/2026           266,973
     400,000   SBC Communications, Inc.                                         5.875          2/1/2012           411,734
   1,150,000   Sprint Capital Corporation(b)                                    7.625         1/30/2011         1,271,312
     425,000   Tele-Communications, Inc. (TCI Group)(b)                         7.875          8/1/2013           484,183
     600,000   Telecom Italia Capital SA(b)                                     5.250        11/15/2013           580,708
     500,000   Verizon Global Funding Corporation(d)                            7.375          9/1/2012           562,383
     500,000   Verizon Global Funding Corporation(b)                            7.750         12/1/2030           561,590
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                    8,377,047
=========================================================================================================================

Consumer Cyclical (1.8%)
-------------------------------------------------------------------------------------------------------------------------
     750,000   AOL Time Warner, Inc.(b)                                         6.875          5/1/2012           810,445
   1,000,000   DaimlerChrysler North American Holdings
               Corporation(b)                                                   4.750         1/15/2008         1,008,287
     750,000   Ford Motor Credit Company                                        5.800         1/12/2009           757,049
   1,550,000   Ford Motor Credit Company(b)                                     7.250        10/25/2011         1,618,651
   1,000,000   General Motors Acceptance Corporation                            6.875         8/28/2012         1,017,258
     600,000   General Motors Acceptance Corporation                            8.000         11/1/2031           614,752
     910,000   Target Corporation(b)                                            6.350         1/15/2011           992,189
     525,000   Toyota Motor Credit Corporation(b)                               2.875          8/1/2008           501,817
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Cyclical                                                                          7,320,448
=========================================================================================================================

Consumer Non-Cyclical (1.3%)
-------------------------------------------------------------------------------------------------------------------------
     650,000   Bunge Limited Finance Corporation                                7.800        10/15/2012           740,276
     475,000   Coca-Cola HBC Finance BV(b)                                      5.125         9/17/2013           468,293
     650,000   ConAgra Foods, Inc.(b)                                           6.000         9/15/2006           683,927
     750,000   General Mills, Inc.                                              6.000         2/15/2012           785,345
     300,000   GlaxoSmithKline Capital, Inc.(b)                                 5.375         4/15/2034           272,934
     250,000   Kimberly-Clark Corporation                                       6.375          1/1/2028           264,330
     650,000   Kraft Foods, Inc.(b)                                             6.250          6/1/2012           684,443
     650,000   Merck & Company, Inc.(b)                                         5.950         12/1/2028           650,918
     475,000   Safeway, Inc.(b)                                                 4.125         11/1/2008           464,949
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Non-Cyclical                                                                      5,015,415
=========================================================================================================================

Energy (0.7%)
-------------------------------------------------------------------------------------------------------------------------
     500,000   Anadarko Finance Company(b)                                      6.750          5/1/2011           549,938
     500,000   Burlington Resources, Inc.                                       6.500         12/1/2011           546,210
     650,000   ConocoPhillips Company(b)                                        4.750        10/15/2012           635,178
     425,000   Pemex Project Funding Master Trust(b)                            9.125        10/13/2010           486,625
     650,000   Union Oil Company of California(b)                               5.050         10/1/2012           638,164
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     2,856,115
=========================================================================================================================

Financials (6.6%)
-------------------------------------------------------------------------------------------------------------------------
     660,000   Allstate Corporation                                             7.200         12/1/2009           752,517
     250,000   Associates Corporation of North America(b)                       6.250         11/1/2008           268,836
     475,000   Australia & New Zealand Banking Group, Ltd. Capital
               Trust I(b)                                                       5.360        12/29/2049           454,396
     250,000   Avalon Properties, Inc.                                          6.625         1/15/2005           255,516
   1,075,000   Bank of America Corporation(b)                                   3.875         1/15/2008         1,073,264
     425,000   Bank One Corporation(b)                                          5.900        11/15/2011           441,650
     600,000   BB&T Corporation(b)                                              6.500          8/1/2011           651,541
     725,000   CIT Group, Inc.(b)                                               4.750        12/15/2010           711,400
     450,000   Citigroup, Inc.(b)                                               3.500          2/1/2008           443,809
     500,000   Citigroup, Inc.                                                  7.250         10/1/2010           563,102
     900,000   Countrywide Home Loans, Inc.(b)                                  4.000         3/22/2011           839,430
   1,000,000   Credit Suisse First Boston Mortgage Securities
               Corporation(b)                                                   3.861         3/15/2036           981,880
     250,000   Credit Suisse First Boston Mortgage Securities
               Corporation                                                      2.843         5/15/2038           238,454
     725,000   Credit Suisse First Boston USA, Inc.                             3.875         1/15/2009           707,029
     265,000   CS First Boston Mortgage Securities Corporation                  6.480         5/17/2040           285,936
     475,000   EOP Operating Limited Partnership                                4.750         3/15/2014           437,627
     500,000   First Union National Bank(b)                                     7.800         8/18/2010           577,784
     275,000   General Motors Acceptance Corporation                            5.625         5/15/2009           274,449
     950,000   Goldman Sachs Group, Inc.(b)                                     6.600         1/15/2012         1,022,285
     725,000   Honda Auto Receivables Owner Trust(b)                            2.480         7/18/2008           718,686
     500,000   Household Finance Corporation                                    4.750         5/15/2009           502,768
     650,000   Household Finance Corporation(b)                                 6.375        11/27/2012           689,183
     850,000   International Lease Finance Corporation(b)                       5.875          5/1/2013           871,451
     725,000   J.P. Morgan Chase & Company(b)                                   4.500        11/15/2010           705,666
     350,000   John Deere Capital(b)                                            7.000         3/15/2012           391,689
     575,000   Lehman Brothers Holdings, Inc.(d)                                3.500          8/7/2008           557,514
   3,000,000   MBIA Global Funding, LLC(b)                                      1.240         10/8/2004         3,000,180
     475,000   Merrill Lynch & Company, Inc.                                    5.000          2/3/2014           456,457
   1,856,000   Morgan Stanley and Company(b)                                    5.878          3/1/2007         1,943,455
     650,000   Morgan Stanley and Company                                       3.875         1/15/2009           632,846
     496,000   Morgan Stanley and Company                                       7.252         9/15/2011           547,589
     567,000   Morgan Stanley and Company(b)                                    7.700          3/1/2032           632,551
     300,000   PNC Funding Corporation                                          6.875         7/15/2007           325,792
     600,000   ProLogis Trust(b)                                                5.500          3/1/2013           594,659
     500,000   Southtrust Corporation                                           5.800         6/15/2014           509,458
     475,000   Union Planters Corporation                                       4.375         12/1/2010           460,090
     500,000   Washington Mutual Bank FA                                        5.500         1/15/2013           499,654
   1,000,000   Wells Fargo Company(d)                                           3.500          4/4/2008           985,465
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                26,006,058
=========================================================================================================================

Foreign (1.4%)
-------------------------------------------------------------------------------------------------------------------------
     350,000   Canadian Government(b)                                           5.250         11/5/2008           369,512
     650,000   European Investment Bank(d)                                      3.000         6/16/2008           634,759
     475,000   Export-Import Bank of Korea                                      4.125         2/10/2009           460,779
     750,000   International Bank for Reconstruction and
               Development(d)                                                   5.000         3/28/2006           778,628
     250,000   Province of Nova Scotia(b)                                       7.250         7/27/2013           290,031
     250,000   Province of Ontario                                              6.000         2/21/2006           262,295
     400,000   Province of Quebec                                               4.875          5/5/2014           389,255
     300,000   Province of Quebec                                               7.500         7/15/2023           360,479
     500,000   Republic of Italy                                                6.000         2/22/2011           537,825
     200,000   Republic of Italy(d)                                             4.375         6/15/2013           193,916
   1,175,000   United Mexican States(b)                                         7.500         1/14/2012         1,266,062
-------------------------------------------------------------------------------------------------------------------------
               Total Foreign                                                                                    5,543,541
=========================================================================================================================

Mortgage-Backed Securities (22.9%)
-------------------------------------------------------------------------------------------------------------------------
     723,410   Federal Home Loan Mortgage Corporation                           6.500         10/1/2032           754,534
   7,000,000   Federal Home Loan Mortgage Corporation 30-Yr. Gold
               Conventional(f)                                                  5.000          7/1/2034         6,755,000
   9,000,000   Federal Home Loan Mortgage Corporation 30-Yr. Gold
               Conventional(f)                                                  6.000          7/1/2034         9,188,442
      28,440   Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     7.500         12/1/2009            30,230
      22,292   Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     7.000          1/1/2011            23,671
      25,625   Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     6.500         10/1/2012            27,123
      25,771   Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     6.500          1/1/2013            27,268
      67,490   Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     6.000          9/1/2013            70,571
     116,748   Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     5.500          3/1/2014           120,023
      95,415   Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     6.000          4/1/2014            99,771
      31,963   Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     7.000         10/1/2014            33,914
     267,690   Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     7.500          1/1/2015           285,316
      53,169   Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     6.500          3/1/2016            56,194
     116,282   Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     6.000          9/1/2016           121,379
     276,352   Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     6.500         10/1/2016           292,026
     807,508   Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     7.000          6/1/2017           856,722
     988,273   Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     6.000          7/1/2017         1,031,241
   1,366,599   Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Pass Through                                                     5.500         12/1/2017         1,399,807
      85,717   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.000          6/1/2016            89,474
      13,901   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.500          4/1/2024            14,588
      23,381   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.000          5/1/2024            24,837
       7,226   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.500          8/1/2025             7,806
      34,873   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     8.500         11/1/2025            38,276
       8,900   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     8.000          1/1/2026             9,747
       3,098   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.000          6/1/2026             3,285
      15,047   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.000          4/1/2027            15,949
     108,494   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     8.000          5/1/2027           118,818
      14,735   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.500          7/1/2027            15,917
      32,573   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.000          8/1/2027            34,525
      12,931   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.500         10/1/2027            13,960
      17,541   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.000          5/1/2028            18,581
      49,263   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.000          8/1/2028            50,563
      45,348   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.500         10/1/2028            47,390
      33,379   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.500          2/1/2029            34,882
      79,759   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.000          3/1/2029            81,806
      59,058   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.000          7/1/2029            62,520
      55,931   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.500         10/1/2029            60,277
      31,058   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.500         11/1/2029            33,472
      64,923   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.500          5/1/2031            67,771
     182,054   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.000          6/1/2031           186,514
     108,450   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.000          6/1/2031           114,681
     182,898   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.000          7/1/2031           187,379
      57,003   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.000          9/1/2031            60,278
     105,875   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.500         10/1/2031           110,520
     861,512   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.000          1/1/2032           882,617
     170,365   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.000          5/1/2032           179,816
     700,955   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     7.000          8/1/2032           739,838
   1,148,833   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.000         11/1/2032         1,175,482
     956,684   Federal Home Loan Mortgage Corporation Gold 30-Yr.
               Pass Through                                                     6.500          7/1/2032           997,844
   7,900,000   Federal National Mortgage Association 15-Yr.
               Conventional(f)                                                  4.500          7/1/2019         7,717,312
  12,000,000   Federal National Mortgage Association 15-Yr.
               Conventional(f)                                                  5.000          7/1/2019        12,011,256
  29,800,000   Federal National Mortgage Association 30-Yr.
               Conventional(f)                                                  5.500          7/1/2034        29,651,000
      22,194   Federal National Mortgage Association 30-Yr. Pass
               Through                                                          6.500          5/1/2026            23,226
      10,977   Federal National Mortgage Association 30-Yr. Pass
               Through                                                          8.000          9/1/2026            12,009
   1,160,654   Federal National Mortgage Association 30-Yr. Pass
               Through                                                          6.500         12/1/2032         1,209,388
      16,807   Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                              6.000          4/1/2011            17,573
      15,884   Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                              7.500          7/1/2011            16,956
      15,399   Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                              8.000          7/1/2012            16,459
      24,160   Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                              6.500         12/1/2012            25,578
      50,567   Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                              6.500          6/1/2013            53,530
      80,685   Federal National Mortgage Association Conventional
               15-Yr. Pass Through                                              6.000         12/1/2013            84,324
      13,779   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                             10.500          8/1/2020            15,452
      19,188   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              8.000         12/1/2024            21,009
      21,555   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.000         10/1/2025            22,878
      82,564   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.500         11/1/2025            86,559
      10,334   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              8.500         12/1/2025            11,335
      22,921   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.500          1/1/2026            24,637
      15,140   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.000          2/1/2026            16,056
      17,449   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.500          2/1/2027            18,754
       8,629   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.000          3/1/2027             9,151
      17,752   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.500          8/1/2027            18,557
       9,197   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.500         11/1/2027             9,878
      22,567   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              9.000         11/1/2027            25,295
       8,089   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.000          1/1/2028             8,574
     238,184   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.500          2/1/2028           255,834
      33,511   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.000          5/1/2028            34,380
      23,296   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.500          9/1/2028            24,321
      48,064   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.000         10/1/2028            50,914
     142,738   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.500         11/1/2028           153,414
     113,789   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.000         12/1/2028           116,740
      28,151   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.000         12/1/2028            29,819
      36,958   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.500          2/1/2029            38,584
     110,899   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.000          3/1/2029           113,775
      60,945   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.000          3/1/2029            64,519
     152,510   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.500          4/1/2029           159,144
      39,227   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.500          8/1/2029            40,934
      55,198   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.500          8/1/2029            59,190
      55,012   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.000         10/1/2029            58,237
      44,860   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.500         12/1/2029            48,105
      30,209   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              8.000          4/1/2030            32,846
      16,547   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.500         12/1/2030            17,739
     261,522   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.000          5/1/2031           267,817
     526,978   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.500          4/1/2032           549,104
     525,077   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.500          5/1/2032           547,124
     285,907   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              7.000          5/1/2032           301,750
   2,043,224   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.500          7/1/2032         2,129,015
     613,349   Federal National Mortgage Association Conventional
               30-Yr. Pass Through                                              6.500          8/1/2032           639,102
      28,622   Government National Mortgage Association 15-Yr. Pass
               Through                                                          6.500         6/15/2009            30,407
      54,431   Government National Mortgage Association 15-Yr. Pass
               Through                                                          7.000         9/15/2013            58,035
      15,446   Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.500         3/15/2023            16,733
      19,824   Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.000         1/15/2024            21,171
       8,399   Government National Mortgage Association 30-Yr. Pass
               Through                                                          9.000         9/15/2024             9,435
      10,543   Government National Mortgage Association 30-Yr. Pass
               Through                                                          8.000         6/15/2025            11,609
      58,205   Government National Mortgage Association 30-Yr. Pass
               Through                                                          8.000         7/15/2026            64,020
      10,530   Government National Mortgage Association 30-Yr. Pass
               Through                                                          8.000         9/15/2026            11,582
      10,714   Government National Mortgage Association 30-Yr. Pass
               Through                                                          8.000        10/15/2026            11,784
      26,696   Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.500         3/15/2027            28,823
      16,775   Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.500        10/15/2027            18,112
      86,230   Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.000        11/15/2027            91,869
      40,919   Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.000         1/15/2028            43,549
       6,001   Government National Mortgage Association 30-Yr. Pass
               Through                                                          8.000         4/15/2028             6,585
      39,893   Government National Mortgage Association 30-Yr. Pass
               Through                                                          6.500         7/15/2028            41,792
      49,956   Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.000         8/15/2028            53,167
      68,155   Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.500        11/15/2028            73,565
      30,232   Government National Mortgage Association 30-Yr. Pass
               Through                                                          6.500        12/15/2028            31,671
     124,186   Government National Mortgage Association 30-Yr. Pass
               Through                                                          6.500         3/15/2029           130,005
      69,994   Government National Mortgage Association 30-Yr. Pass
               Through                                                          6.500         4/15/2029            73,273
      62,391   Government National Mortgage Association 30-Yr. Pass
               Through                                                          8.000        10/15/2030            68,398
      48,931   Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.500         1/15/2031            52,737
      47,837   Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.000         4/15/2031            50,848
     156,718   Government National Mortgage Association 30-Yr. Pass
               Through                                                          6.500         6/15/2031           163,979
     141,302   Government National Mortgage Association 30-Yr. Pass
               Through                                                          6.500         7/15/2031           147,849
     181,177   Government National Mortgage Association 30-Yr. Pass
               Through                                                          7.000         9/15/2031           192,584
     862,009   Government National Mortgage Association 30-Yr. Pass
               Through                                                          6.500         1/15/2032           901,752
     218,696   Government National Mortgage Association 30-Yr. Pass
               Through                                                          6.500         4/15/2032           228,779
   1,041,866   Government National Mortgage Association 30-Yr. Pass
               Through                                                          6.500         7/15/2032         1,089,901
   3,350,000   Government National Mortgage Corporation 30-Yr. Pass
               Through(e)                                                       6.500          7/1/2034         3,497,608
-------------------------------------------------------------------------------------------------------------------------
               Total Mortgage-Backed Securities                                                                90,733,420
=========================================================================================================================

Technology (0.1%)
-------------------------------------------------------------------------------------------------------------------------
     500,000   International Business Machines Corporation(d)                   4.250         9/15/2009           499,016
-------------------------------------------------------------------------------------------------------------------------
               Total Technology                                                                                   499,016
=========================================================================================================================

Transportation (0.4%)
-------------------------------------------------------------------------------------------------------------------------
     500,000   CSX Corporation(b)                                               5.500          8/1/2013           493,666
     273,620   Delta Air Lines, Inc.                                            6.619         3/18/2011           258,635
     475,000   FedEx Corporation                                                3.500          4/1/2009           455,895
     500,000   Union Pacific Corporation(b)                                     7.000          2/1/2016           553,321
-------------------------------------------------------------------------------------------------------------------------
               Total Transportation                                                                             1,761,517
=========================================================================================================================

U.S. Government (24.3%)
-------------------------------------------------------------------------------------------------------------------------
     250,000   African Development Bank(b)                                      6.875        10/15/2015           281,555
     500,000   Federal Home Loan Bank(d)                                        4.125         1/14/2005           506,345
     250,000   Federal Home Loan Bank                                           6.500        11/29/2005           263,693
     600,000   Federal Home Loan Bank(d)                                        5.250         8/15/2006           626,279
     500,000   Federal Home Loan Bank                                           6.625         8/27/2007           545,024
   2,000,000   Federal Home Loan Bank                                           3.375         2/15/2008         1,970,864
     500,000   Federal Home Loan Bank                                           2.750         3/14/2008           482,552
     700,000   Federal Home Loan Bank(b)                                        5.925          4/9/2008           752,670
     500,000   Federal Home Loan Bank                                           4.500        11/15/2012           484,274
     850,000   Federal Home Loan Bank                                           4.500         9/16/2013           813,667
   1,000,000   Federal Home Loan Mortgage Corporation                           3.875         2/15/2005         1,012,578
     500,000   Federal Home Loan Mortgage Corporation(d)                        7.000         7/15/2005           524,079
   3,000,000   Federal Home Loan Mortgage Corporation(d)                        2.875         9/15/2005         3,016,275
     500,000   Federal Home Loan Mortgage Corporation                           7.100         4/10/2007           548,740
   1,000,000   Federal Home Loan Mortgage Corporation(d)                        3.500         9/15/2007           997,155
   1,150,000   Federal Home Loan Mortgage Corporation                           5.750         4/15/2008         1,227,246
   1,050,000   Federal Home Loan Mortgage Corporation(d)                        6.000         6/15/2011         1,127,444
   1,750,000   Federal Home Loan Mortgage Corporation                           5.125         7/15/2012         1,768,249
   1,000,000   Federal Home Loan Mortgage Corporation(d)                        4.500         1/15/2013           963,132
   3,800,000   Federal National Mortgage Association(d)                         3.875         3/15/2005         3,853,804
     700,000   Federal National Mortgage Association(d)                         5.500          5/2/2006           730,841
   1,000,000   Federal National Mortgage Association(d)                         4.250         7/15/2007         1,018,445
   1,000,000   Federal National Mortgage Association(d)                         3.250         1/15/2008           982,764
   1,500,000   Federal National Mortgage Association                            5.750         2/15/2008         1,598,385
     500,000   Federal National Mortgage Association(d)                         6.000         5/15/2008           538,543
   1,000,000   Federal National Mortgage Association(d)                         5.250         1/15/2009         1,047,487
   1,000,000   Federal National Mortgage Association                            6.250          2/1/2011         1,073,641
   2,000,000   Federal National Mortgage Association                            6.125         3/15/2012         2,156,638
     500,000   Federal National Mortgage Association                            5.960         9/11/2028           505,724
     100,000   Federal National Mortgage Association(d)                         6.250         5/15/2029           105,200
     350,000   Inter-American Development Bank                                  5.375        11/18/2008           372,230
     200,000   Resolution Funding Corporation(b)                                8.125        10/15/2019           252,267
     250,000   Tennessee Valley Authority(b)                                    6.000         3/15/2013           266,756
   1,800,000   U.S. Treasury Bonds(d)                                           7.500        11/15/2016         2,218,991
     350,000   U.S. Treasury Bonds                                              8.750         5/15/2017           474,414
     400,000   U.S. Treasury Bonds(d)                                           8.875         2/15/2019           553,812
     475,000   U.S. Treasury Bonds(d)                                           8.125         8/15/2019           622,102
     250,000   U.S. Treasury Bonds(d)                                           8.125         8/15/2021           330,810
     290,000   U.S. Treasury Bonds(d)                                           7.625        11/15/2022           368,765
   1,000,000   U.S. Treasury Bonds(d)                                           6.250         8/15/2023         1,107,344
     260,000   U.S. Treasury Bonds(d)                                           7.500        11/15/2024           329,266
     350,000   U.S. Treasury Bonds(d)                                           6.875         8/15/2025           416,227
     465,000   U.S. Treasury Bonds(d)                                           6.625         2/15/2027           539,564
     500,000   U.S. Treasury Bonds                                              6.375         8/15/2027           564,356
   1,000,000   U.S. Treasury Bonds(d)                                           5.500         8/15/2028         1,013,086
   4,325,000   U.S. Treasury Bonds(d)                                           5.250        11/15/2028         4,237,319
   1,500,000   U.S. Treasury Bonds(d)                                           5.250         2/15/2029         1,470,704
     800,000   U.S. Treasury Bonds                                              6.125         8/15/2029           880,000
     475,000   U.S. Treasury Notes(d)                                           7.875        11/15/2004           486,021
     460,000   U.S. Treasury Notes(d)                                           7.500         2/15/2005           476,136
   2,200,000   U.S. Treasury Notes(d)                                           1.625         3/31/2005         2,195,703
     400,000   U.S. Treasury Notes(d)                                           6.750         5/15/2005           416,203
   3,500,000   U.S. Treasury Notes(d)                                           2.000         8/31/2005         3,492,342
     700,000   U.S. Treasury Notes(d)                                           5.875        11/15/2005           733,114
     500,000   U.S. Treasury Notes(d)                                           5.625         2/15/2006           524,980
   4,000,000   U.S. Treasury Notes(d)                                           2.000         5/15/2006         3,952,656
   2,550,000   U.S. Treasury Notes(d)                                           7.000         7/15/2006         2,762,866
   2,050,000   U.S. Treasury Notes(d)                                           6.500        10/15/2006         2,212,959
   4,000,000   U.S. Treasury Notes(d)                                           3.500        11/15/2006         4,051,720
  13,750,000   U.S. Treasury Notes(d)                                           4.375         5/15/2007        14,211,918
   1,175,000   U.S. Treasury Notes(d)                                           6.125         8/15/2007         1,274,738
   1,500,000   U.S. Treasury Notes(d)                                           3.375        11/15/2008         1,483,593
     150,000   U.S. Treasury Notes(d)                                           5.500         5/15/2009           161,531
   2,175,000   U.S. Treasury Notes(d)                                           6.000         8/15/2009         2,390,036
     500,000   U.S. Treasury Notes(d)                                           6.500         2/15/2010           563,398
   4,250,000   U.S. Treasury Notes(d)                                           5.000         2/15/2011         4,448,556
     650,000   U.S. Treasury Notes(d)                                           4.875         2/15/2012           671,328
   2,275,000   U.S. Treasury Notes(d)                                           4.250         8/15/2013         2,220,791
-------------------------------------------------------------------------------------------------------------------------
               Total U.S. Government                                                                           96,271,895
=========================================================================================================================

Utilities (1.1%)
-------------------------------------------------------------------------------------------------------------------------
     525,000   Alliant Energy Resources, Inc.(b)                                7.375         11/9/2009           583,703
     400,000   CenterPoint Energy Houston Electric, LLC                         5.600          7/1/2023           370,323
     250,000   Columbia Energy Group(b)                                         7.320        11/28/2010           263,314
     475,000   Duke Capital Corporation(d)                                      7.500         10/1/2009           523,883
     475,000   FirstEnergy Corporation(b)                                       6.450        11/15/2011           492,461
     400,000   Niagara Mohawk Power Corporation(b)                              7.750         10/1/2008           450,264
     375,000   Oncor Electric Delivery Company(b)                               6.375         1/15/2015           394,912
     250,000   Pacific Gas & Electric Company                                   6.050          3/1/2034           235,139
     600,000   Public Service Company of Colorado                               7.875         10/1/2012           708,243
     225,000   Southern California Edison Company(b)                            5.000         1/15/2014           218,901
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  4,241,143
-------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income (cost $264,920,102)                                               263,557,674
=========================================================================================================================

      Shares   Collateral Held for Securities Loaned (16.9%)            Interest Rate(g)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  67,112,643   State Street Navigator Securities Lending Prime
               Portfolio                                                        1.230%              N/A       $67,112,643
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned (cost
               $67,112,643)                                                                                    67,112,643
=========================================================================================================================
   Shares or
   Principal
      Amount   Short-Term Investments (16.6%)                                 Rate(g)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  $7,000,000   Amsterdam Funding Corporation                                    1.231%        7/13/2004        $6,997,130
   6,000,000   Fountain Square Commercial Funding Corporation                   1.151          7/7/2004         5,998,850
   6,000,000   Independence Funding, LLC(b)                                     1.230          7/6/2004         5,998,975
   3,000,000   Kitty Hawk Funding Corporation                                   1.221         7/12/2004         2,998,882
   6,250,000   Nestle Capital Corporation(b)                                    1.040          7/1/2004         6,250,000
   7,000,000   Nieuw Amsterdam Receivables Corporation(b)                       1.071          7/1/2004         7,000,000
   6,500,000   Preferred Receivables Funding Corporation(b)                     1.191          7/9/2004         6,498,281
   7,750,000   Starfish Global Funding, LLC                                     1.500          7/1/2004         7,750,000
   7,348,051   Thrivent Money Market Portfolio                                  0.768               N/A         7,348,051
   9,025,000   Triple A-1 Funding Corporation                                   1.500          7/1/2004         9,025,000
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                65,865,169
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $397,897,914)                                                         $396,535,486
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) Earmarked as collateral for long settling trades as
    discussed in the notes to the financial statements.

(c) Denotes variable rate obligations for which the
    current yield and next scheduled reset date are
    shown.

(d) All or a portion of the security is on loan as
    discussed in item 2(L) of the Notes to Financial
    Statements.

(e) Denotes step coupon bonds for which the current
    interest rate and next scheduled reset date are
    shown.

(f) Denotes investments purchased on a when-issued basis.

(g) The interest rate shown reflects the yield or, for
    securities purchased at a discount, the discount rate
    at the date of purchase.

The accompanying notes to the financial statements
are an integral part of this schedule.

Limited Maturity Bond Portfolio
Schedule of Investments as of June 30, 2004 (unaudited)(a)

   Principal
      Amount   Long-Term Fixed Income (69.7%)                           Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities (4.4%)
-------------------------------------------------------------------------------------------------------------------------
  $1,500,000   American Express Credit Account Master Trust(b,c)                1.359%        7/15/2004        $1,502,721
   1,643,044   Capital Auto Receivables Asset Trust(b,c)                        1.470         7/15/2004         1,643,837
   1,500,000   Citibank Credit Card Issuance Trust                              4.100         12/7/2006         1,514,691
     500,000   Citibank Credit Card Master Trust                                6.100         5/15/2008           527,506
     500,000   CPL Transition Funding, LLC(b)                                   5.010         1/15/2010           516,623
   1,500,000   Daimler Chrysler Motor Company(c)                                1.289         7/15/2004         1,500,690
   1,000,000   Federal Home Loan Mortgage Corporation                           3.158        12/27/2029         1,004,133
   1,000,000   First National Master Note Trust(c)                              1.339         7/15/2004         1,001,338
   1,500,000   GMAC Mortgage Corporation Loan Trust(b,c)                        1.430         7/26/2004         1,503,003
   1,500,000   Honda Auto Receivables Owner Trust                               2.960         4/18/2009         1,479,783
     500,000   MBNA Credit Card Master Note Trust                               4.950         6/15/2009           520,368
   1,000,000   MBNA Credit Card Master Note Trust(c)                            1.349         7/15/2004         1,001,866
   2,000,000   Residential Asset Securities Corporation(d)                      3.250         5/25/2029         1,974,044
     750,000   Toyota Auto Receivables Owner Trust                              4.390         5/15/2009           764,774
-------------------------------------------------------------------------------------------------------------------------
               Total Asset-Backed Securities                                                                   16,455,377
=========================================================================================================================

Basic Materials (0.9%)
-------------------------------------------------------------------------------------------------------------------------
   1,500,000   E. I. Du Pont De Nemours(b)                                      4.125         4/30/2010         1,474,066
     900,000   ICI Wilmington, Inc.                                             4.375         12/1/2008           882,848
     125,000   Peabody Energy Corporation                                       6.875         3/15/2013           126,562
     750,000   Precision Castparts Corporation                                  5.600        12/15/2013           730,159
-------------------------------------------------------------------------------------------------------------------------
               Total Basic Materials                                                                            3,213,635
=========================================================================================================================

Capital Goods (1.3%)
-------------------------------------------------------------------------------------------------------------------------
     500,000   Allied Waste North America, Inc.(b)                              8.875          4/1/2008           547,500
     300,000   Allied Waste North America, Inc., Convertible                    4.250         4/15/2034           295,500
     300,000   Ball Corporation(d)                                              6.875        12/15/2012           304,500
   1,400,000   Caterpillar, Inc.                                                4.500         6/15/2009         1,406,118
   1,000,000   Dow Jones "CDX" Index Bonds(b)                                   6.050         3/25/2009           975,000
     700,000   Textron Financial Corporation                                    2.750          6/1/2006           694,033
     300,000   Tyco International Group SA, Convertible                         2.750         1/15/2018           450,750
-------------------------------------------------------------------------------------------------------------------------
               Total Capital Goods                                                                              4,673,401
=========================================================================================================================

Commercial Mortgage-Backed Securities (1.8%)
-------------------------------------------------------------------------------------------------------------------------
     452,523   Banc of America Commercial Mortgage, Inc.                        3.366         7/11/2043           452,489
   1,300,000   Bear Stearns Commercial Mortgage Securities(b)                   3.869         2/11/2041         1,256,310
   1,500,000   J.P. Morgan Chase Commercial Mortgage Securities
               Corporation(b,c)                                                 1.531         7/14/2004         1,500,489
   1,300,000   J.P. Morgan Chase Commercial Mortgage Securities
               Corporation                                                      4.302         1/15/2038         1,248,644
   1,500,000   LB-UBS Commercial Mortgage Trust(b)                              3.323         3/15/2027         1,459,095
     873,171   Lehman Brothers "CALSTRS" Mortgage Trust                         3.988        11/20/2012           872,591
-------------------------------------------------------------------------------------------------------------------------
               Total Commercial Mortgage-Backed Securities                                                      6,789,618
=========================================================================================================================

Communications Services (2.0%)
-------------------------------------------------------------------------------------------------------------------------
     300,000   AT&T Wireless Services, Inc.                                     8.125          5/1/2012           346,845
     275,000   British Sky Broadcasting Group plc                               8.200         7/15/2009           316,847
     500,000   CSC Holdings, Inc.                                               6.750         4/15/2012           480,000
     750,000   Deutsche Telekom International Finance BV                        8.250         6/15/2005           788,570
     500,000   EchoStar DBS Corporation                                         5.750         10/1/2008           493,125
     600,000   News America, Inc.                                               4.750         3/15/2010           596,245
     500,000   Nextel Communications, Inc.                                      5.950         3/15/2014           460,000
   1,300,000   RR Donnelley & Sons Company                                      3.750          4/1/2009         1,256,037
   1,250,000   Sprint Capital Corporation(b)                                    7.625         1/30/2011         1,381,861
     675,000   Verizon Pennsylvania, Inc.                                       5.650        11/15/2011           684,798
     500,000   Vivendi Universal SA                                             9.250         4/15/2010           590,975
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                    7,395,303
=========================================================================================================================

Consumer Cyclical (3.7%)
-------------------------------------------------------------------------------------------------------------------------
     900,000   American Honda Finance Corporation                               3.850         11/6/2008           884,038
   1,400,000   American Honda Finance Corporation                               4.500         5/26/2009         1,400,858
   1,250,000   Carnival Corporation                                             3.750        11/15/2007         1,235,861
     250,000   Costco Wholesale Corporation, Convertible                  Zero Coupon         8/19/2017           235,312
     500,000   D.R. Horton, Inc.                                                7.500         12/1/2007           540,000
     300,000   DaimlerChrysler North American Holdings Corporation              4.750         1/15/2008           302,486
     500,000   Dana Corporation                                                 9.000         8/15/2011           585,000
   1,500,000   Ford Credit Floorplan Master Owner Trust(c)                      1.379         7/15/2004         1,503,334
   1,000,000   Ford Motor Credit Company(b)                                     7.375          2/1/2011         1,054,767
   1,000,000   General Motors Acceptance Corporation                            4.500         7/15/2006         1,010,667
     700,000   Harrahs Operating Company, Inc                                   5.375        12/15/2013           660,593
     200,000   Kerzner International, Convertible                               2.375         4/15/2024           203,500
     150,000   Liberty Media Corporation, Convertible                           3.250         3/15/2031           134,250
     350,000   Mohegan Tribal Gaming Authority                                  6.375         7/15/2009           350,875
   1,500,000   NIKE, Inc.                                                       5.500         8/15/2006         1,578,063
     250,000   Royal Caribbean Cruises, Ltd.                                    8.000         5/15/2010           269,375
   1,250,000   Toyota Motor Credit Corporation                                  2.875          8/1/2008         1,194,802
     500,000   Yum! Brands, Inc.                                                7.650         5/15/2008           558,288
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Cyclical                                                                         13,702,069
=========================================================================================================================

Consumer Non-Cyclical (2.3%)
-------------------------------------------------------------------------------------------------------------------------
     200,000   Amgen, Inc., Convertible                                   Zero Coupon          3/1/2032           147,000
   1,250,000   Bottling Group, LLC(e)                                           2.450        10/16/2006         1,230,896
     600,000   Bunge Limited Finance Corporation(b)                             7.800        10/15/2012           683,332
   1,250,000   Coca-Cola Enterprises, Inc.(d)                                   2.500         9/15/2006         1,231,536
     350,000   Fisher Scientific International, Inc.                            8.125          5/1/2012           374,500
   1,000,000   General Mills, Inc.                                              2.625        10/24/2006           978,436
     750,000   Gillette Company                                                 3.500        10/15/2007           753,084
   1,000,000   Hospira, Inc.                                                    4.950         6/15/2009         1,005,623
     500,000   Kellogg Company                                                  6.000          4/1/2006           524,760
     225,000   Omnicare, Inc.                                                   6.125          6/1/2013           214,875
   1,400,000   UnitedHealth Group, Inc.                                         3.300         1/30/2008         1,368,415
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Non-Cyclical                                                                      8,512,457
=========================================================================================================================

Energy (0.3%)
-------------------------------------------------------------------------------------------------------------------------
     700,000   Premco Refining Group                                            9.250          2/1/2010           789,250
     375,000   XTO Energy, Inc.                                                 6.250         4/15/2013           390,096
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     1,179,346
=========================================================================================================================

Financials (15.7%)
-------------------------------------------------------------------------------------------------------------------------
   1,500,000   Bank One Issuance Trust(b,c)                                     1.289         7/15/2004         1,500,690
     750,000   Bear Stearns Company, Inc.                                       3.000         3/30/2006           749,278
   1,000,000   Capital One Bank(b)                                              4.250         12/1/2008           980,629
     750,000   Capital One Financial Corporation                                7.250          5/1/2006           795,772
     600,000   CIT Group, Inc.                                                  4.000          5/8/2008           594,994
     900,000   Citigroup, Inc.(c)                                               1.250          8/9/2004           900,367
   1,750,000   Countrywide Home Loans, Inc.(d)                                  4.000         3/22/2011         1,632,225
     900,000   Credit Suisse First Boston Mortgage Securities
               Corporation                                                      3.861         3/15/2036           883,692
   1,400,000   Credit Suisse First Boston USA, Inc.                             3.875         1/15/2009         1,365,297
   2,000,000   General Electric Capital Corporation(b,c)                        2.255          8/2/2004         2,000,000
   1,000,000   General Motors Acceptance Corporation                            5.625         5/15/2009           997,996
   1,300,000   Goldman Sachs Group, Inc.                                        3.875         1/15/2009         1,267,682
     750,000   Honda Auto Receivables Owner Trust                               2.480         7/18/2008           743,468
   2,000,000   Honda Auto Receivables Owner Trust                               2.790         3/16/2009         1,968,412
   1,000,000   HSBC Capital Funding, LP                                         9.547        12/29/2049         1,220,546
   1,400,000   International Lease Finance Corporation                          3.300         1/23/2008         1,359,644
     900,000   John Hancock Global Funding II                                   3.750         9/30/2008           883,444
   1,680,000   Lehman Brothers, Inc.                                            6.539         8/15/2008         1,777,390
   1,000,000   Monumental Global Funding II                                     3.850          3/3/2008           997,704
  15,544,000   Morgan Stanley and Company                                       5.878          3/1/2007        16,276,433
   1,300,000   Morgan Stanley and Company                                       3.875         1/15/2009         1,265,692
   1,500,000   National City Credit Card Master Trust(b)                        1.389         8/15/2007         1,502,322
   1,300,000   New York Life Global Funding                                     3.875         1/15/2009         1,278,347
   1,300,000   Pacific Life Global Funding                                      3.750         1/15/2009         1,274,916
   1,400,000   Pearson Dollar Finance plc                                       4.700          6/1/2009         1,401,823
   1,500,000   Popular North America, Inc.                                      4.700         6/30/2009         1,501,311
   1,400,000   Pricoa Global Funding I(d)                                       4.350         6/15/2008         1,406,413
   1,250,000   SLM Corporation                                                  4.000         1/15/2009         1,227,748
     500,000   Sovereign Bancorp, Inc.                                         10.500        11/15/2006           572,838
     750,000   TIAA Global Markets                                              4.125        11/15/2007           758,466
     750,000   U.S. Bancorp                                                     2.750         3/30/2006           748,433
     750,000   Union Planters Bank(d)                                           5.125         6/15/2007           786,358
   1,300,000   Washington Mutual, Inc.                                          8.250          4/1/2010         1,513,720
   2,000,000   Westpac Banking Corporation(c)                                   1.350         8/25/2004         1,997,790
   2,000,000   World Savings Bank FSB(c)                                        1.375          9/1/2004         1,997,692
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                58,129,532
=========================================================================================================================

Foreign (1.8%)
-------------------------------------------------------------------------------------------------------------------------
     750,000   Corporacion Andina de Fomento(d)                                 6.875         3/15/2012           806,254
   1,400,000   European Investment Bank                                         2.700         4/20/2007         1,372,123
     750,000   Export Development Canada(b)                                     2.750        12/12/2005           752,890
     750,000   Nordic Investment Bank(e)                                        2.750         1/11/2006           750,064
     229,167   Pemex Finance, Ltd.                                              8.450         2/15/2007           245,405
   1,500,000   Republic of Italy                                                2.750        12/15/2006         1,478,220
   1,000,000   United Mexican States                                            9.875          2/1/2010         1,201,500
-------------------------------------------------------------------------------------------------------------------------
               Total Foreign                                                                                    6,606,456
=========================================================================================================================

Mortgage-Backed Securities (6.6%)
-------------------------------------------------------------------------------------------------------------------------
  18,000,000   Federal National Mortgage Association 15-YR
               Conventional(f)                                                  5.500          7/1/2019        18,405,000
   6,000,000   Federal National Mortgage Association 30-Yr.
               Conventional(f)                                                  6.000          7/1/2034         6,123,750
-------------------------------------------------------------------------------------------------------------------------
               Total Mortgage-Backed Securities                                                                24,528,750
=========================================================================================================================

Municipal Bonds (0.5%)
-------------------------------------------------------------------------------------------------------------------------
     500,000   Minneapolis & St. Paul Metropolitan Airports
               Commission                                                       4.850          1/1/2006           513,200
     600,000   Oregon School Boards Association Taxable Pension
               Bonds                                                      Zero Coupon         6/30/2005           583,476
     750,000   Washington State Office of the State Treasurer                   4.500          7/1/2007           768,308
-------------------------------------------------------------------------------------------------------------------------
               Total Municipal Bonds                                                                            1,864,984
=========================================================================================================================

Other (0.2%)
-------------------------------------------------------------------------------------------------------------------------
     750,000   Harvard University(b)                                            8.125         4/15/2007           844,515
-------------------------------------------------------------------------------------------------------------------------
               Total Other                                                                                        844,515
=========================================================================================================================

Technology (0.4%)
-------------------------------------------------------------------------------------------------------------------------
     250,000   Flextronics International, Ltd.                                  6.500         5/15/2013           243,750
   1,200,000   International Business Machines Corporation(e)                   2.375         11/1/2006         1,181,286
     150,000   Unisys Corporation                                               6.875         3/15/2010           154,500
-------------------------------------------------------------------------------------------------------------------------
               Total Technology                                                                                 1,579,536
=========================================================================================================================

Transportation (1.8%)
-------------------------------------------------------------------------------------------------------------------------
     700,000   American Airlines, Inc.                                          7.250          2/5/2009           665,875
   1,300,000   CSX Corporation(b)                                               6.750         3/15/2011         1,410,070
   1,300,000   FedEx Corporation                                                3.500          4/1/2009         1,247,711
     250,000   Hertz Corporation                                                7.400          3/1/2011           262,470
   1,500,000   MISC Capital Ltd.(f)                                             5.000          7/1/2009         1,502,019
   1,000,000   Union Pacific Company(b)                                         3.625          6/1/2010           940,410
     736,183   United Air Lines, Inc.(g)                                        7.186          4/1/2011           612,533
-------------------------------------------------------------------------------------------------------------------------
               Total Transportation                                                                             6,641,088
=========================================================================================================================

U.S. Government (22.8%)
-------------------------------------------------------------------------------------------------------------------------
   5,000,000   Federal Home Loan Mortgage Corporation(e)                        1.500         8/15/2005         4,953,285
   1,500,000   Federal Home Loan Mortgage Corporation(e)                        2.750         8/15/2006         1,489,654
   1,000,000   Federal National Mortgage Association(d)                         2.375        12/15/2005           996,554
   1,200,000   Federal National Mortgage Association(e)                         4.000          9/2/2008         1,193,194
   1,250,000   Student Loan Marketing Association                               2.000         3/15/2005         1,250,745
   1,000,000   U.S. Department of Housing and Urban Development                 3.450          8/1/2006         1,007,365
     750,000   U.S. Treasury Notes(e)                                           2.125        10/31/2004           751,436
   1,050,000   U.S. Treasury Notes(e)                                           1.625         1/31/2005         1,049,385
   5,000,000   U.S. Treasury Notes(e)                                           1.625         3/31/2005         4,990,235
   7,750,000   U.S. Treasury Notes(e)                                           1.250         5/31/2005         7,696,114
  28,400,000   U.S. Treasury Notes(e)                                           1.500         7/31/2005        28,210,294
  18,600,000   U.S. Treasury Notes(d)                                           1.875         1/31/2006        18,422,723
   3,250,000   U.S. Treasury Notes(e)                                           2.375         8/15/2006         3,222,196
     900,000   U.S. Treasury Notes(e)                                           2.250         2/15/2007           882,457
     750,000   U.S. Treasury Notes(e)                                           4.375         5/15/2007           775,196
   4,000,000   U.S. Treasury Notes(e)                                           3.250         8/15/2008         3,950,468
   3,700,000   U.S. Treasury Notes(e)                                           2.625         3/15/2009         3,520,491
-------------------------------------------------------------------------------------------------------------------------
               Total U.S. Government                                                                           84,361,792
=========================================================================================================================

Utilities (3.2%)
-------------------------------------------------------------------------------------------------------------------------
     225,000   Ferrellgas Partners, LP                                          8.750         6/15/2012           240,188
     600,000   FirstEnergy Corporation                                          5.500        11/15/2006           620,714
     500,000   Indiana Michigan Power Company                                   6.125        12/15/2006           529,004
     750,000   Kinder Morgan Energy Partners, LP                                7.500         11/1/2010           841,918
   1,250,000   Midamerican Energy Holdings Company                              3.500         5/15/2008         1,205,740
   2,000,000   Pacific Gas & Electric Company(d)                                3.600          3/1/2009         1,925,186
   1,500,000   Panhandle Eastern Pipe Line(d)                                   2.750         3/15/2007         1,439,396
     698,447   Power Contract Financing, LLC                                    5.200          2/1/2006           702,750
     727,413   Power Receivables Finance, LLC                                   6.290          1/1/2012           740,703
   1,400,000   Sempra Energy(d)                                                 4.750         5/15/2009         1,408,428
     600,000   Texas-New Mexico Power Company                                   6.125          6/1/2008           601,688
   1,400,000   Western Resources, Inc.(d)                                       7.875          5/1/2007         1,541,050
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                 11,796,765
-------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income (cost $260,024,164)                                               258,274,624
=========================================================================================================================
      Shares   Preferred Stock(h)                                                                                   Value
-------------------------------------------------------------------------------------------------------------------------
       3,500   Goldman Sachs Preferred Stock, Convertible(i)                                                     $365,844
-------------------------------------------------------------------------------------------------------------------------
               Total Preferred Stock (cost $350,000)                                                              365,844
=========================================================================================================================
      Shares   Collateral Held for Securities Loaned (17.1%)            Interest Rate (j) Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  63,365,410   State Street Navigator Securities Lending Prime
               Portfolio                                                        1.230%              N/A       $63,365,410
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities Loaned (cost
               $63,365,410)                                                                                    63,365,410
=========================================================================================================================
   Principal
      Amount   Short-Term Investments (13.1%)                           Interest Rate(j)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  $7,000,000   Duke University(d)                                               1.141%         7/6/2004        $6,998,892
   3,700,000   Federal Home Loan Mortgage Corporation                           1.120          7/6/2004         3,699,424
   7,575,000   Fountain Square Commercial Funding Corporation                   1.500          7/1/2004         7,575,000
  10,000,000   Harvard University                                               1.450          7/1/2004        10,000,000
   6,500,000   Nestle Capital Corporation(b,d)                                  1.040          7/1/2004         6,500,000
   5,500,000   Preferred Receivables Funding Corporation(b,d)                   1.261         7/20/2004         5,496,342
   5,000,000   Thunder Bay Funding, Inc.                                        1.180          7/2/2004         4,999,836
   3,350,000   Windmill Funding Corporation                                     1.281         7/21/2004         3,347,618
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                48,617,112
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $372,356,686)                                                         $370,622,990
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) Earmarked as collateral for long settling trades as
    discussed in the notes to the financial statements.

(c) Denotes variable rate obligations for which the
    current yield and next scheduled reset date are
    shown.

(d) At June 30, 2004, all or a portion of the denoted
    U.S. Treasury Notes and other securities, valued at
    $34,011,877, were pledged as the initial margin
    deposit or earmarked as collateral to cover open
    financial futures contracts as follows:

                                                                                                  Notional
                             Number of         Expiration                                        Principal    Unrealized
  Type                       Contracts             Date          Position       Value              Amount         Loss
-------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bond Futures     210           September 2004        Short      $22,824,375       $22,621,564    $202,811

(e) All or a portion of the security is on loan as
    discussed in item 2(L) of the Notes to Financial
    Statements.

(f) Denotes investments purchased on a when-issued basis.

(g) In bankruptcy.

(h) The market value of the denoted categories of
    investments represents less than 0.1% of the total
    investments of the Limited Maturity Bond Portfolio.

(i) Non-income producing security.

(j) The interest rate shown reflects the yield or, for
    securities purchased at a discount, the discount rate
    at the date of purchase.

The accompanying notes to the financial statements
are an integral part of this schedule.

Mortgage Securities Portfolio
Schedule of Investments as of June 30, 2004 (unaudited)(a)

   Principal
      Amount   Long-Term Fixed Income (84.3%)                           Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities (26.2%)
-------------------------------------------------------------------------------------------------------------------------
    $270,868   Capital Auto Receivables Asset Trust(b)                          1.259%        5/16/2005          $270,856
   2,000,000   Chase Credit Card Master Trust(b)                                1.130         5/15/2009         1,999,454
   2,000,000   Chase Credit Card Master Trust                                   1.349         2/15/2011         2,002,535
   1,836,328   Countrywide Home Loans, Inc.(b)                                  1.390         6/25/2022         1,836,249
   1,000,000   First National Master Note Trust(b)                              1.349         4/15/2009         1,001,400
   2,000,000   GMAC Mortgage Corporation Loan Trust(b)                          1.180         1/20/2034         1,999,912
   1,000,000   MBNA Credit Card Master Note Trust(b)                            1.349         5/16/2011         1,001,317
   2,000,000   New Century Home Equity Loan Trust                               1.570         4/25/2034         2,000,000
   2,000,000   Providian Gateway Master Trust(b)                                1.469         3/15/2011         2,000,000
   1,978,448   Residential Asset Securities Corporation(b)                      1.200         1/25/2023         1,978,205
   2,500,000   Residential Asset Securities Corporation(b)                      3.250         5/25/2029         2,467,555
   1,895,063   Structured Asset Securities Corporation(b)                       1.250         6/25/2034         1,895,063
-------------------------------------------------------------------------------------------------------------------------
               Total Asset-Backed Securities                                                                   20,452,546
=========================================================================================================================

Commercial Mortgage-Backed Securities (4.4%)
-------------------------------------------------------------------------------------------------------------------------
   2,000,000   Bear Stearns Commercial Mortgage                                 1.500         5/14/2016         2,000,000
     500,000   LB-UBS Commercial Mortgage Trust(b)                              3.086         5/15/2027           480,594
   1,000,000   Wachovia Bank Commercial Mortgage Trust(b)                       3.894        11/15/2035           982,391
-------------------------------------------------------------------------------------------------------------------------
               Total Commercial Mortgage-Backed Securities                                                      3,462,985
=========================================================================================================================

Financials (11.6%)
-------------------------------------------------------------------------------------------------------------------------
   1,200,000   American Express Credit Corporation(b)                           1.290         7/20/2005         1,200,407
   1,000,000   Ball Corporation 2003 BBA2(b)                                    1.439        11/15/2015         1,000,105
   1,882,707   Credit Suisse First Boston Mortgage Securities
               Corporation(b)                                                   1.670         5/25/2034         1,866,807
     800,000   General Electric Capital Corporation(b)                          1.320         5/12/2005           800,588
   1,000,000   MBIA Global Funding, LLC(b)                                      1.120         12/6/2004         1,000,047
   1,200,000   Merrill Lynch & Company, Inc.(b)                                 1.521         1/14/2005         1,201,836
   2,000,000   Navistar Financial Corporation(b)                                1.331         5/25/2010         1,999,408
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                 9,069,198
=========================================================================================================================

Mortgage-Backed Securities (42.1%)
-------------------------------------------------------------------------------------------------------------------------
   4,000,000   Federal Home Loan Mortgage Corporation 15-Yr. Gold
               Conventional(c)                                                  5.500          7/1/2018         4,086,248
   3,000,000   Federal Home Loan Mortgage Corporation Gold 15-Yr.
               Conventional(c)                                                  6.500          7/4/2019         3,165,000
  13,000,000   Federal National Mortgage Association 30-Yr.
               Conventional(c)                                                  5.500          7/1/2034        12,935,000
  12,500,000   Federal National Mortgage Association 30-Yr.
               Conventional(c)                                                  6.000          7/1/2034        12,757,813
-------------------------------------------------------------------------------------------------------------------------
               Total Mortgage-Backed Securities                                                                32,944,061
-------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income (cost $66,267,155)                                                 65,928,790
=========================================================================================================================
   Principal
      Amount   Short-Term Investments (15.7%)                        Interest Rate(d)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  $1,575,000   Barton Capital Corporation(b)                                    1.151%         7/6/2004        $1,574,748
   1,420,000   Corporate Receivables Corporation Funding, LLC                   1.062          7/2/2004         1,419,958
   1,450,000   Edison Asset Securitization, LLC(b)                              1.070          7/1/2004         1,450,000
   1,530,000   Govco, Inc.(b)                                                   1.102         7/13/2004         1,529,439
   1,950,000   Independence Funding, LLC(b)                                     1.230          7/6/2004         1,949,667
   1,714,000   Kitty Hawk Funding Corporation                                   1.301         7/12/2004         1,713,319
   1,875,000   Sheffield Receivables Corporation(b)                             1.181          7/7/2004         1,874,631
     775,000   Triple A-1 Funding Corporation                                   1.500          7/1/2004           775,000
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                12,286,762
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $78,553,917)                                                           $78,215,552
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) Earmarked as collateral for options, futures or long
    settling trades as discussed in the notes to the
    financial statements.

(c) Denotes investments purchased on a when-issued basis.

(d) The interest rate shown reflects the yield or, for
    securities purchased at a discount, the discount rate
    at the date of purchase.

The accompanying notes to the financial statements
are an integral part of this schedule.

Money Market Portfolio
Schedule of Investments as of June 30, 2004 (unaudited)(a)

   Principal
      Amount   Certificates of Deposit (9.9%)                           Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
Banking - Domestic (2.8%)
-------------------------------------------------------------------------------------------------------------------------
  $7,200,000   Royal Bank of Scotland New York                                  1.345%        1/31/2005        $7,199,790
-------------------------------------------------------------------------------------------------------------------------
               Total Banking - Domestic                                                                         7,199,790
=========================================================================================================================

Banking - Foreign (2.5%)
-------------------------------------------------------------------------------------------------------------------------
   6,250,000   Royal Bank of Canada NY                                          1.480        11/19/2004         6,249,678
-------------------------------------------------------------------------------------------------------------------------
               Total Banking - Foreign                                                                          6,249,678
=========================================================================================================================

Brokerage (4.6%)
-------------------------------------------------------------------------------------------------------------------------
   5,875,000   Goldman Sachs Group, Inc.(c)                                     1.120         7/19/2004         5,875,366
   5,675,000   Goldman Sachs Group, Inc.(c)                                     1.260         7/23/2004         5,675,000
-------------------------------------------------------------------------------------------------------------------------
               Total Brokerage                                                                                 11,550,366
-------------------------------------------------------------------------------------------------------------------------
               Total Certificates of Deposit                                                                   24,999,834
=========================================================================================================================
   Principal
      Amount   Commercial Paper (48.6%)                                 Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------

Asset-Backed Commercial Paper (36.1%)
-------------------------------------------------------------------------------------------------------------------------
  $5,775,000   Amsterdam Funding Corporation                                    1.221%        7/14/2004        $5,772,456
   6,900,000   Barton Capital Corporation                                       1.151          7/6/2004         6,898,898
   5,775,000   Barton Capital Corporation                                       1.101          7/7/2004         5,773,941
  11,840,000   Blue Spice, LLC                                                  1.550          7/1/2004        11,840,000
   4,620,000   Blue Spice, LLC                                                  1.311         7/19/2004         4,616,974
   5,313,000   Falcon Asset Securitization Corporation                          1.101          7/7/2004         5,312,026
   6,930,000   Independence Funding, LLC                                        1.171          7/7/2004         6,928,649
   6,240,000   Kitty Hawk Funding Corporation                                   1.301         7/14/2004         6,237,071
   9,340,000   Nieuw Amsterdam Receivables Corporation                          1.221         7/13/2004         9,336,202
   5,525,000   Sheffield Receivables Corporation                                1.091          7/6/2004         5,524,163
   5,775,000   Sheffield Receivables Corporation                                1.250         1/25/2005         5,774,667
   5,500,000   Starfish Global Funding, LLC                                     1.181          7/8/2004         5,498,738
   6,000,000   Starfish Global Funding, LLC                                     1.201         7/12/2004         5,997,800
   5,750,000   Tulip Funding Corporation                                        1.341         7/30/2004         5,743,793
-------------------------------------------------------------------------------------------------------------------------
               Total Asset-Backed Commercial Paper                                                             91,255,378
=========================================================================================================================

Banking - Domestic (3.8%)
-------------------------------------------------------------------------------------------------------------------------
   4,880,000   River Fuel Trust Funding Company, Inc.                           1.081          7/1/2004         4,880,000
   4,620,000   Society of New York Hospital Fund                                1.141          7/1/2004         4,620,000
-------------------------------------------------------------------------------------------------------------------------
               Total Banking-Domestic                                                                           9,500,000
=========================================================================================================================

Consumer Cyclical (2.7%)
-------------------------------------------------------------------------------------------------------------------------
   6,930,000   Yale University                                                  1.091          7/2/2004         6,929,790
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Cyclical                                                                          6,929,790
=========================================================================================================================

Education (0.4%)
-------------------------------------------------------------------------------------------------------------------------
   1,070,000   Northwestern University                                          1.201          7/7/2004         1,069,786
-------------------------------------------------------------------------------------------------------------------------
               Total Education                                                                                  1,069,786
=========================================================================================================================

Finance (2.7%)
-------------------------------------------------------------------------------------------------------------------------
   6,930,000   Jupiter Securitization Corporation                               1.287         7/28/2004         6,923,321
-------------------------------------------------------------------------------------------------------------------------
               Total Finance                                                                                    6,923,321
=========================================================================================================================

Insurance (2.9%)
-------------------------------------------------------------------------------------------------------------------------
   2,000,000   Torchmark Corporation                                            1.086          7/2/2004         1,999,937
   2,100,000   Torchmark Corporation                                            1.351         7/13/2004         2,099,055
   3,234,000   Torchmark Corporation                                            1.281         7/15/2004         3,232,390
-------------------------------------------------------------------------------------------------------------------------
               Total Insurance                                                                                  7,331,382
-------------------------------------------------------------------------------------------------------------------------
               Total Commercial Paper                                                                         123,009,657
=========================================================================================================================
   Principal
      Amount   Variable Rate Notes (41.5%)(c)                           Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------

U.S. Government (8.1%)
-------------------------------------------------------------------------------------------------------------------------
  $5,675,000   Federal Home Loan Bank                                           1.500%         5/4/2005        $5,674,716
   3,400,000   Federal Home Loan Bank                                           2.020          6/8/2005         3,400,000
   4,800,000   Federal Home Loan Mortgage Corporation                           1.306         1/11/2005         4,766,728
   2,400,000   Federal Home Loan Mortgage Corporation                           3.250        11/15/2004         2,415,364
   4,200,000   Federal National Mortgage Association                            7.125         2/15/2005         4,347,834
-------------------------------------------------------------------------------------------------------------------------
               Total U.S. Government                                                                           20,604,642
=========================================================================================================================

Banking - Domestic (5.4%)
-------------------------------------------------------------------------------------------------------------------------
   2,200,000   US Bank National Association                                     1.390          7/6/2004         2,202,212
   5,775,000   Wells Fargo Bank & Company                                       1.300         7/15/2004         5,775,000
   5,675,000   Wells Fargo Bank NA                                              1.130         7/11/2004         5,675,000
-------------------------------------------------------------------------------------------------------------------------
               Total Banking - Domestic                                                                        13,652,212
=========================================================================================================================

Banking - Foreign (2.0%)
-------------------------------------------------------------------------------------------------------------------------
   5,000,000   Royal Bank of Canada NY                                          1.040          7/1/2004         4,998,428
-------------------------------------------------------------------------------------------------------------------------
               Total Banking - Foreign                                                                          4,998,428
=========================================================================================================================

Brokerage (3.9%)
-------------------------------------------------------------------------------------------------------------------------
   1,860,000   Lehman Brothers Holdings                                         1.440         7/15/2004         1,864,869
   5,675,000   Lehman Brothers Holdings                                         1.250         7/19/2004         5,675,000
   2,400,000   Merrill Lynch & Company, Inc.(c)                                 1.521         7/16/2004         2,404,452
-------------------------------------------------------------------------------------------------------------------------
               Total Brokerage                                                                                  9,944,321
=========================================================================================================================

Consumer Cyclical (3.7%)
-------------------------------------------------------------------------------------------------------------------------
   9,280,000   American Honda Finance Corporation                               1.470          9/7/2004         9,290,322
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Cyclical                                                                          9,290,322
=========================================================================================================================

Consumer Non-Cyclical (0.7%)
-------------------------------------------------------------------------------------------------------------------------
   1,680,000   UnitedHealth Group, Inc.                                         1.780         8/11/2004         1,683,343
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Non-Cyclical                                                                      1,683,343
=========================================================================================================================

Finance (4.1%)
-------------------------------------------------------------------------------------------------------------------------
  $5,675,000   American Express Credit Corporation                              1.373%        7/16/2004        $5,679,558
   4,620,000   American Express Credit Corporation                              1.249         7/15/2004         4,622,676
-------------------------------------------------------------------------------------------------------------------------
               Total Finance                                                                                   10,302,234
=========================================================================================================================

Insurance (4.5%)
-------------------------------------------------------------------------------------------------------------------------
   5,675,000   Allstate Life Global Funding                                     1.150          7/8/2004         5,675,000
   5,775,000   Allstate Life Global Funding II                                  1.275         7/15/2004         5,775,000
-------------------------------------------------------------------------------------------------------------------------
               Total Insurance                                                                                 11,450,000
=========================================================================================================================

U.S. Municipal (9.1%)
-------------------------------------------------------------------------------------------------------------------------
   8,080,000   Alaska State Housing Finance Corporation                         1.000          7/1/2004         8,079,758
   2,500,000   Alaska State Housing Finance Corporation                         1.400          9/1/2004         2,500,000
   2,300,000   Illinois Student Assistance Commission                           1.370          7/7/2004         2,300,000
   3,000,000   Ohio State Air Quality Development Authority
               Revenue Bonds (Columbus and Southern)                            1.120          7/7/2004         3,000,000
   7,270,000   Texas State Veterans Housing General Obligation                  1.340          7/7/2004         7,270,000
-------------------------------------------------------------------------------------------------------------------------
               Total U.S. Municipal                                                                            23,149,758
-------------------------------------------------------------------------------------------------------------------------
               Total Variable Rate Notes                                                                       84,470,618
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (at amortized cost)                                                          253,084,751
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) The interest rate shown reflects the yield or, for
    securities purchased at a discount, the discount rate
    at the date of purchase.

(c) Denotes variable rate obligations for which the
    current yield and next scheduled reset date are
    shown.

The accompanying notes to the financial statements
are an integral part of this schedule.

Thrivent Series Fund, Inc.
Statement of Assets and Liabilities

                                                                                   Partner             Partner
                                                                                 Small Cap           Small Cap           Small Cap
                                                            Technology              Growth               Value               Stock
As of June 30, 2004 (unaudited)                              Portfolio           Portfolio           Portfolio           Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Assets
Investments at cost                                        $52,023,907         $59,363,248         $44,040,789        $185,648,147
Investments at value                                        55,479,350          61,350,047          46,855,386         216,728,880

Cash                                                            10,000             242,633               4,612               3,210
Initial margin deposit on open futures contracts                    --                  --                  --                  --
Dividends and interest receivable                               11,829               3,482              35,378             130,790
Prepaid expenses                                                   799               1,448                 743               1,093
Receivable for investments sold                                     --             258,734                  --           2,111,500
Receivable for fund shares sold                                 82,495              18,838              99,910             350,631
Receivable for forward contracts                                    --                  --                  --                  --
Receivable for variation margin                                     --                  --                  --                  --
Total Assets                                                55,584,473          61,875,182          46,996,029         219,326,104

Liabilities
Cash overdraft payable                                              --                  --                  --                  --
Accrued expenses                                                14,413              11,885              10,751              31,659
Payable for investments purchased                                   --             111,700               8,006           2,150,943
Payable upon return of collateral for securities loaned      3,322,545          12,847,971           2,398,218          31,300,313
Payable for fund shares redeemed                                 7,751               6,412                  16                 534
Payable for forward contracts                                       --                  --                  --                  --
Payable to affiliate                                            19,676              32,502              20,167             107,879
Total Liabilities                                            3,364,385          13,010,470           2,437,158          33,591,328

Net Assets
Capital stock (beneficial interest)                         48,790,384          43,432,880          39,402,291         142,768,603
Accumulated undistributed net investment income/(loss)         (85,410)           (154,154)             37,629              13,912
Accumulated undistributed net realized gain/(loss) on
investments and foreign currency transactions                   59,671           3,599,187           2,304,354          11,871,528
Net unrealized appreciation/(depreciation) on:
Investments                                                  3,455,443           1,986,799           2,814,597          31,080,733
Futures contracts                                                   --                  --                  --                  --
Foreign currency forward contracts                                  --                  --                  --                  --
Foreign currency transactions                                       --                  --                  --                  --
Total Net Assets                                           $52,220,088         $48,864,712         $44,558,871        $185,734,776

Capital shares outstanding                                   7,463,566           4,241,930           3,011,659          14,091,073

Net asset value per share                                        $7.00              $11.52              $14.80              $13.18

Thrivent Series Fund, Inc.
Statement of Assets and Liabilities - continued

                                                             Small Cap             Mid Cap             Mid Cap             Mid Cap
                                                                 Index              Growth              Growth               Stock
As of June 30, 2004 (unaudited)                              Portfolio           Portfolio        Portfolio II           Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Assets
Investments at cost                                       $468,720,103        $792,839,013         $38,600,987         $90,733,826
Investments at value                                       547,321,536         875,177,482          39,843,669          99,451,335

Cash                                                                --               5,691                  --               1,376
Initial margin deposit on open futures contracts               294,000                  --                  --                  --
Dividends and interest receivable                              296,123             192,725               9,035              45,000
Prepaid expenses                                                 1,922               6,007               1,433                 880
Receivable for investments sold                              3,364,791          19,715,901             926,171             240,907
Receivable for fund shares sold                                205,190             136,278              55,181              61,571
Receivable for forward contracts                                    --                  --                  --                  --
Receivable for variation margin                                 40,425                  --                  --                  --
Total Assets                                               551,523,987         895,234,084          40,835,489          99,801,069

Liabilities
Cash overdraft payable                                              --                  --                  15                  --
Accrued expenses                                                25,937              64,931               4,772              24,666
Payable for investments purchased                            2,247,480           9,460,477             446,794                  --
Payable upon return of collateral for securities loaned    110,597,355         115,116,511           3,950,587           8,873,116
Payable for fund shares redeemed                               115,411             434,881               6,433               3,413
Payable for forward contracts                                       --                  --                  --                  --
Payable to affiliate                                           122,227             270,278              10,642              30,365
Total Liabilities                                          113,108,410         125,347,078           4,419,243           8,931,560

Net Assets
Capital stock (beneficial interest)                        343,380,133         926,079,766          36,158,013          77,746,692
Accumulated undistributed net investment income/(loss)       1,319,670            (236,312)            (39,564)             83,871
Accumulated undistributed net realized gain/(loss) on
investments and foreign currency transactions               14,839,942        (238,294,917)           (944,885)          4,321,437
Net unrealized appreciation/(depreciation) on:
Investments                                                 78,601,433          82,338,469           1,242,682           8,717,509
Futures contracts                                              274,399                  --                  --                  --
Foreign currency forward contracts                                  --                  --                  --                  --
Foreign currency transactions                                       --                  --                  --                  --
Total Net Assets                                          $438,415,577        $769,887,006         $36,416,246         $90,869,509

Capital shares outstanding                                  25,315,839          57,044,863           4,132,079           8,600,896

Net asset value per share                                       $17.32              $13.50               $8.81              $10.57

Thrivent Series Fund, Inc.
Statement of Assets and Liabilities - continued

                                                                                   Partner
                                                               Mid Cap       International             Partner
                                                                 Index               Stock             All Cap
As of June 30, 2004 (unaudited)                              Portfolio           Portfolio           Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Assets
Investments at cost                                       $105,311,198        $728,164,803         $52,332,272
Investments at value                                       121,066,449         723,528,676          56,246,466

Cash                                                                --           3,723,133 a               628
Initial margin deposit on open futures contracts                75,600                  --                  --
Dividends and interest receivable                               66,182           1,201,835              30,821
Prepaid expenses                                                   876               3,836               1,478
Receivable for investments sold                              2,612,842              81,016           1,092,621
Receivable for fund shares sold                                173,715             427,339              27,589
Receivable for forward contracts                                    --           1,105,811                  --
Receivable for variation margin                                 15,212                  --                  --
Total Assets                                               124,010,876         730,071,646          57,399,603

Liabilities
Cash overdraft payable                                              --                  --                  --
Accrued expenses                                                26,218              89,366              14,948
Payable for investments purchased                              929,675             242,375           1,160,721
Payable upon return of collateral for securities loaned     16,497,944         129,047,783           3,174,263
Payable for fund shares redeemed                                    --              61,283              44,567
Payable for forward contracts                                       --           1,111,676                  --
Payable to affiliate                                            29,236             441,584              31,204
Total Liabilities                                           17,483,073         130,994,067           4,425,703

Net Assets
Capital stock (beneficial interest)                         90,581,460         686,787,550          59,341,261
Accumulated undistributed net investment income/(loss)         331,996           4,726,926              62,159
Accumulated undistributed net realized gain/(loss) on
investments and foreign currency transactions                 (168,403)        (87,813,122)        (10,343,714)
Net unrealized appreciation/(depreciation) on:
Investments                                                 15,755,251          (4,636,127)          3,914,194
Futures contracts                                               27,499                  --                  --
Foreign currency forward contracts                                  --              (5,865)                 --
Foreign currency transactions                                       --              18,217                  --
Total Net Assets                                          $106,527,803        $599,077,579         $52,973,900

Capital shares outstanding                                   8,743,114          55,816,844           6,512,131

Net asset value per share                                       $12.18              $10.73               $8.13

a) Includes foreign currency holdings of $3,714,600 (cost $3,718,788).

The accompanying notes to the financial statements are an integral part of this statement.

Thrivent Series Fund, Inc.
Statement of Assets and Liabilities - continued

                                                             Large Cap           Large Cap             Partner           Large Cap
                                                                Growth              Growth        Growth Stock               Value
As of June 30, 2004 (unaudited)                              Portfolio        Portfolio II           Portfolio           Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Assets
Investments at cost                                     $2,353,957,410         $41,313,281         $83,467,917        $254,296,645
Investments at value                                     2,571,291,657          42,490,530          94,204,188         285,837,165

Cash                                                             4,842                  --                 784               6,306
Initial margin deposit on open futures contracts                    --                  --                  --                  --
Dividends and interest receivable                            1,379,412              23,964              75,191             326,316
Prepaid expenses                                                20,207               1,454               1,515               1,962
Receivable for investments sold                             29,912,494             507,503             766,142                  --
Receivable for fund shares sold                                299,304               6,828             186,851             284,095
Receivable for variation margin                                     --                  --                  --                  --
Total Assets                                             2,602,907,916          43,030,279          95,234,671         286,455,844

Liabilities
Accrued expenses                                               103,253               7,738              10,895              17,630
Payable for investments purchased                           25,616,894             458,754           1,002,043                  --
Payable upon return of collateral for securities loaned    113,483,191             253,900           2,731,517           6,268,086
Payable for fund shares redeemed                               615,077              10,655                  76                 377
Open options written, at value                                 221,770 a                --                  --                  --
Payable for variation margin                                        --                  --                  --                  --
Payable to affiliate                                           880,663               9,352              54,799             145,645
Mortgage dollar roll deferred revenue                               --                  --                  --                  --
Total Liabilities                                          140,920,848             740,399           3,799,330           6,431,738

Net Assets
Capital stock (beneficial interest)                      3,709,000,817          41,656,824          83,696,612         259,473,830
Accumulated undistributed net investment income/(loss)       4,407,765              54,579              82,040           1,622,632
Accumulated undistributed net realized gain/(loss) on
investments and foreign currency transactions           (1,468,609,126)           (598,787)         (3,080,160)        (12,612,876)
Net unrealized appreciation/(depreciation) on:
Investments                                                217,334,247           1,177,249          10,736,271          31,540,520
Written Options contracts                                     (146,635)                 --                  --                  --
Futures contracts                                                   --                  --                  --                  --
Foreign currency transactions                                       --                  15                 578                  --
Total Net Assets                                        $2,461,987,068         $42,289,880         $91,435,341        $280,024,106

Capital shares outstanding                                 175,145,387           4,548,942           8,752,513          27,642,614

Net asset value per share                                       $14.06               $9.30              $10.45              $10.13

Thrivent Series Fund, Inc.
Statement of Assets and Liabilities - continued

                                                             Large Cap           Large Cap         Real Estate
                                                                 Stock               Index          Securities            Balanced
As of June 30, 2004 (unaudited)                              Portfolio           Portfolio           Portfolio           Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Assets
Investments at cost                                       $368,843,239        $710,630,275         $94,924,400        $825,515,676
Investments at value                                       384,940,974         795,828,909         100,236,160         880,289,922

Cash                                                             2,008               2,596               3,314               7,576
Initial margin deposit on open futures contracts                    --           1,424,000                  --                  --
Dividends and interest receivable                              272,472             855,459             454,479           2,625,026
Prepaid expenses                                                 1,304               2,980                 791               3,099
Receivable for investments sold                                     --                  --           1,499,541             231,964
Receivable for fund shares sold                                369,637             244,980             467,109             230,086
Receivable for variation margin                                     --             103,119                  --                  --
Total Assets                                               385,586,395         798,462,043         102,661,394         883,387,673

Liabilities
Accrued expenses                                                29,975              50,349              10,345              48,367
Payable for investments purchased                            1,778,286           1,591,962             952,606          57,641,793
Payable upon return of collateral for securities loaned     11,333,224          17,877,008           2,764,279          87,942,440
Payable for fund shares redeemed                                   281             316,372                 196              19,173
Open options written, at value                                      --                  --                  --                  --
Payable for variation margin                                        --                  --                  --                  --
Payable to affiliate                                           208,090             214,187              58,215             204,311
Mortgage dollar roll deferred revenue                               --                  --                  --              94,052
Total Liabilities                                           13,349,856          20,049,878           3,785,641         145,950,136

Net Assets
Capital stock (beneficial interest)                        352,313,147         741,037,005          89,474,561         733,938,500
Accumulated undistributed net investment income/(loss)         951,987           4,700,015           1,568,068           8,162,299
Accumulated undistributed net realized gain/(loss) on
investments and foreign currency transactions                2,873,670         (52,700,337)          2,521,364         (59,437,508)
Net unrealized appreciation/(depreciation) on:
Investments                                                 16,097,735          85,198,634           5,311,760          54,774,246
Written Options contracts                                           --                  --                  --                  --
Futures contracts                                                   --             176,848                  --                  --
Foreign currency transactions                                       --                  --                  --                  --
Total Net Assets                                          $372,236,539        $778,412,165         $98,875,753        $737,437,537

Capital shares outstanding                                  42,950,787          38,532,431           7,344,156          51,161,169

Net asset value per share                                        $8.67              $20.20              $13.46              $14.41

Thrivent Series Fund, Inc.
Statement of Assets and Liabilities - continued

                                                                  High             Partner
                                                                 Yield          High Yield              Income
As of June 30, 2004 (unaudited)                              Portfolio           Portfolio           Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Assets
Investments at cost                                       $928,702,130         $98,341,732      $1,278,946,744
Investments at value                                       936,659,663          98,771,851       1,286,173,137

Cash                                                             5,559                  42              26,236
Initial margin deposit on open futures contracts                    --                  --                  --
Dividends and interest receivable                           15,409,239           1,670,556          10,148,567
Prepaid expenses                                                 4,830                 594               5,910
Receivable for investments sold                              7,587,179           1,061,930           3,409,103
Receivable for fund shares sold                                 50,369             140,013             156,337
Receivable for variation margin                                     --                  --                  --
Total Assets                                               959,716,839         101,644,986       1,299,919,290

Liabilities
Accrued expenses                                                36,472              15,297              31,883
Payable for investments purchased                           11,556,197           1,702,286          67,939,297
Payable upon return of collateral for securities loaned    103,490,315           6,406,950         221,624,335
Payable for fund shares redeemed                               318,490              14,471             731,914
Open options written, at value                                      --                  --                  --
Payable for variation margin                                        --                  --             517,500
Payable to affiliate                                           301,814              27,923             363,077
Mortgage dollar roll deferred revenue                               --                  --             119,147
Total Liabilities                                          115,703,288           8,166,927         291,327,153

Net Assets
Capital stock (beneficial interest)                      1,743,840,926         105,483,769       1,008,803,226
Accumulated undistributed net investment income/(loss)       2,265,783              (5,058)                 --
Accumulated undistributed net realized gain/(loss) on
investments and foreign currency transactions             (910,050,691)        (12,430,771)         (6,347,796)
Net unrealized appreciation/(depreciation) on:
Investments                                                  7,957,533             430,119           7,226,393
Written Options contracts                                           --                  --                  --
Futures contracts                                                   --                  --          (1,089,686)
Foreign currency transactions                                       --                  --                  --
Total Net Assets                                          $844,013,551         $93,478,059      $1,008,592,137

Capital shares outstanding                                 168,405,069          14,394,910         101,020,449

Net asset value per share                                        $5.01               $6.49               $9.98

a) Premium received on written options of $75,135.

The accompanying notes to the financial statements are an integral part of this statement.

Thrivent Series Fund, Inc.
Statement of Assets and Liabilities - continued

                                                                  Bond             Limited            Mortgage               Money
                                                                 Index            Maturity          Securities              Market
As of June 30, 2004 (unaudited)                              Portfolio      Bond Portfolio           Portfolio           Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Assets
Investments at cost                                       $397,897,914        $372,356,686         $78,553,917        $253,084,751
Investments at value                                       396,535,486         370,622,990          78,215,552         253,084,751

Cash                                                            21,730              11,597              15,417               4,376
Dividends and interest receivable                            2,464,883           1,894,266              27,770             358,172
Prepaid expenses                                                 1,123               2,041                 472               2,356
Receivable for investments sold                                206,190             980,230           1,447,209                  --
Receivable for fund shares sold                                321,348             733,891              11,119           1,318,364
Total Assets                                               399,550,760         374,245,015          79,717,539         254,768,019

Liabilities
Accrued expenses                                                21,548              14,412               9,432              21,793
Payable for investments purchased                           68,478,679          32,901,146          34,568,917                  --
Payable upon return of collateral for securities loaned     67,112,643          63,365,410                  --                  --
Payable for fund shares redeemed                               476,014                 170               1,512             992,955
Payable for variation margin                                        --             105,000                  --                  --
Payable to affiliate                                            75,771              96,365              10,845              90,117
Mortgage dollar roll deferred revenue                          116,358              47,373              56,445                  --
Total Liabilities                                          136,281,013          96,529,876          34,647,151           1,104,865

Net Assets
Capital stock (beneficial interest)                        265,316,346         279,140,402          45,570,404         253,663,154
Accumulated undistributed net investment income/(loss)        (166,576)             39,569                  --                  --
Accumulated undistributed net realized gain/(loss) on
investments and foreign currency transactions                 (517,595)            471,675            (161,651)                 --
Net unrealized depreciation on:
Investments                                                 (1,362,428)         (1,733,696)           (338,365)                 --
Futures contracts                                                   --            (202,811)                 --                  --
Total Net Assets                                          $263,269,747        $277,715,139         $45,070,388        $253,663,154

Capital shares outstanding                                  25,508,486          27,664,252           4,575,306         253,663,154

Net asset value per share                                       $10.32              $10.04               $9.85               $1.00

The accompanying notes to the financial statements are an integral part of this statement.

Thrivent Series Fund, Inc.
Statement of Operations

                                                                                Partner             Partner
                                                                              Small Cap           Small Cap           Small Cap
                                                         Technology              Growth               Value               Stock
For the six months ended June 30, 2004 (unaudited)        Portfolio           Portfolio           Portfolio           Portfolio
-------------------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends                                                   $85,100             $50,077            $150,855            $624,846
Taxable interest                                              3,729              12,157              10,207              14,122
Income from securities loaned                                 5,416               9,499               4,984              32,644
Foreign dividend tax withholding                             (3,110)               (343)               (230)             (1,767)
Total Investment Income                                      91,135              71,390             165,816             669,845

Expenses
Adviser fees                                                180,397              91,289              87,578             595,946
Sub-Adviser fees                                                 --             134,255              40,460                  --
Accounting and pricing fees                                   7,459               7,675               7,230              11,915
Administrative service fees                                   5,632               6,766               3,864              19,936
Custody fees                                                 12,727              15,333              19,747              22,211
Printing and postage expenses                                 5,543               1,065                 905              10,321
Audit and legal fees                                          7,323               8,323               6,758               9,417
Directors' fees and insurance expenses                        1,816               3,118               1,331               3,431
Other expenses                                                2,761               2,746               1,775               3,736
Total Expenses Before Reimbursement                         223,658             270,570             169,648             676,913

Less:
Reimbursement from adviser                                  (47,347)            (44,723)            (41,513)            (21,664)
Fees paid indirectly                                            (54)               (303)                (97)                (43)
Total Net Expenses                                          176,257             225,544             128,038             655,206

Net Investment Income/(Loss)                                (85,122)           (154,154)             37,778              14,639

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains on:
Investments                                                 273,165           6,167,633           2,304,973          12,684,801
Change in net unrealized appreciation/
(depreciation) on:
Investments                                                 (77,812)         (4,340,074)            449,533             639,093

Net Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions               195,353           1,827,559           2,754,506          13,323,894

Net Increase in Net Assets Resulting
From Operations                                            $110,231          $1,673,405          $2,792,284         $13,338,533

The accompanying notes to the financial statements are an integral part of this statement.

Thrivent Series Fund, Inc.
Statement of Operations - continued

                                                          Small Cap             Mid Cap             Mid Cap             Mid Cap
                                                              Index              Growth              Growth               Stock
For the six months ended June 30, 2004 (unaudited)        Portfolio           Portfolio        Portfolio II           Portfolio
-------------------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends                                                $1,999,348            $937,319             $55,181            $349,039
Taxable interest                                             11,791              90,638               2,160               4,043
Income from securities loaned                               113,139              86,790               4,895              11,872
Foreign dividend tax withholding                               (882)             (1,873)                (54)             (1,502)
Total Investment Income                                   2,123,396           1,112,874              62,182             363,452

Expenses
Adviser fees                                                681,076           1,160,145             130,295             286,262
Subadviser fees                                                  --                  --              27,117                  --
Accounting and pricing fees                                  21,491              26,852               7,581               8,943
Administrative service fees                                  48,160              87,011               5,247               9,603
Custody fees                                                  9,719              16,177              27,749              31,065
Printing and postage expenses                                25,560              53,753               6,753               7,108
Audit and legal fees                                          9,291              14,709               8,323               7,323
Directors' fees and insurance expenses                        6,029              12,229               2,994               2,406
Other expenses                                                4,262              13,271               2,728               2,871
Total Expenses Before Reimbursement                         805,588           1,384,147             218,787             355,581

Less:
Reimbursement from adviser                                  (11,836)            (34,915)           (117,033)            (76,393)
Fees paid indirectly                                           (205)                (46)                 (8)                (42)
Total Net Expenses                                          793,547           1,349,186             101,746             279,146

Net Investment Income/(Loss)                              1,329,849            (236,312)            (39,564)             84,306

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments                                              20,494,943          33,585,964           5,688,127           4,337,916
Written option contracts                                         --                  --                  --                  --
Futures contracts                                           204,648                  --                  --                  --
Foreign currency transactions                                    --                  --                 278                  --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                              16,644,256          (7,250,769)         (3,263,426)            564,383
Written option contracts                                         --                  --                  --                  --
Futures contracts                                           216,327                  --                  --                  --
Foreign currency forward contracts                               --                  --                  --                  --
Foreign currency transactions                                    --                  --                 (43)                 --

Net Realized and Unrealized Gains on
Investments and Foreign Currency Transactions            37,560,174          26,335,195           2,424,936           4,902,299

Net Increase in Net Assets Resulting
From Operations                                         $38,890,023         $26,098,883          $2,385,372          $4,986,605

Thrivent Series Fund, Inc.
Statement of Operations - continued

                                                            Mid Cap             Partner             Partner           Large Cap
                                                              Index       International             All Cap              Growth
For the six months ended June 30, 2004 (unaudited)        Portfolio     Stock Portfolio           Portfolio           Portfolio
-------------------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends                                                  $539,623          $7,841,053            $294,499          $9,872,155
Taxable interest                                              1,862             (54,309)              4,959             101,746
Income from securities loaned                                 9,439             285,818               3,052             125,368
Foreign dividend tax withholding                                 --          (1,028,403)               (167)            (55,359)
Total Investment Income                                     550,924           7,044,159             302,343          10,043,910

Expenses
Adviser fees                                                159,981             937,459              88,489           4,936,306
Subadviser fees                                                  --           1,123,375             151,695                  --
Accounting and pricing fees                                  11,159              39,726               9,929              98,451
Administrative service fees                                  10,790              72,735               7,585             370,223
Custody fees                                                 27,164             106,500               8,354              37,771
Printing and postage expenses                                 4,766              12,222              15,176              75,420
Audit and legal fees                                          9,417              10,370               8,323              25,110
Directors' fees and insurance expenses                        2,143               9,836               3,270              42,684
Other expenses                                                3,866               5,035               2,778              27,244
Total Expenses Before Reimbursement                         229,286           2,317,258             295,599           5,613,209

Less:
Reimbursement from adviser                                  (10,724)                 --             (55,413)            (43,177)
Fees paid indirectly                                            (51)                (23)                 (2)                (49)
Total Net Expenses                                          218,511           2,317,235             240,184           5,569,983

Net Investment Income/(Loss)                                332,413           4,726,924              62,159           4,473,927

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments                                               1,912,191          43,744,870           2,653,122          74,461,724
Written option contracts                                         --                  --                  --               4,677
Futures contracts                                           138,408                  --                  --                  --
Foreign currency transactions                                    --            (237,161)                 --                  --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                               2,616,607         (28,852,849)           (738,809)        (16,854,623)
Written option contracts                                         --                  --                  --            (146,635)
Futures contracts                                           (25,922)                 --                  --                  --
Foreign currency forward contracts                               --              (5,865)                 --                  --
Foreign currency transactions                                    --             (49,930)                 --                  --

Net Realized and Unrealized Gains on
Investments and Foreign Currency Transactions             4,641,284          14,599,065           1,914,313          57,465,143

Net Increase in Net Assets Resulting
From Operations                                          $4,973,697         $19,325,989          $1,976,472         $61,939,070

Thrivent Series Fund, Inc.
Statement of Operations - continued

                                                          Large Cap             Partner           Large Cap
                                                             Growth        Growth Stock               Value
For the six months ended June 30, 2004 (unaudited)     Portfolio II           Portfolio           Portfolio
-------------------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends                                                  $162,302            $399,191          $2,411,743
Taxable interest                                              3,123               9,083              47,457
Income from securities loaned                                 2,674               5,580               8,621
Foreign dividend tax withholding                             (1,056)             (7,762)            (17,437)
Total Investment Income                                     167,043             406,092           2,450,384

Expenses
Adviser fees                                                135,207             153,761             744,816
Subadviser fees                                              29,632             170,291                  --
Accounting and pricing fees                                   9,711               9,571              13,097
Administrative service fees                                   6,182              12,152              37,241
Custody fees                                                 49,624              11,694              11,576
Printing and postage expenses                                 2,397               5,696               2,543
Audit and legal fees                                          8,323               8,323              15,917
Directors' fees and insurance expenses                        3,121               3,621               5,523
Other expenses                                                2,744               2,822               5,697
Total Expenses Before Reimbursement                         246,941             377,931             836,410

Less:
Reimbursement from adviser                                 (134,465)            (53,877)             (8,660)
Fees paid indirectly                                            (12)                 (2)                (36)
Total Net Expenses                                          112,464             324,052             827,714

Net Investment Income/(Loss)                                 54,579              82,040           1,622,670

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments                                               1,952,069           1,278,684           7,549,741
Written option contracts                                         --                  --                  --
Futures contracts                                                --                  --                  --
Foreign currency transactions                                   120             (13,888)                 --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                              (1,088,337)            568,487             148,022
Written option contracts                                         --                  --                  --
Futures contracts                                                --                  --                  --
Foreign currency forward contracts                               --                  --                  --
Foreign currency transactions                                   (74)                617                  --

Net Realized and Unrealized Gains on
Investments and Foreign Currency Transactions               863,778           1,833,900           7,697,763

Net Increase in Net Assets Resulting
From Operations                                            $918,357          $1,915,940          $9,320,433

The accompanying notes to the financial statements are an integral part of this statement.

Thrivent Series Fund, Inc.
Statement of Operations - continued

                                                          Large Cap           Large Cap         Real Estate
                                                              Stock               Index          Securities            Balanced
For the six months ended June 30, 2004 (unaudited)        Portfolio           Portfolio           Portfolio           Portfolio
-------------------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends                                                $2,064,597          $6,036,207          $1,850,648          $3,503,833
Taxable interest                                             71,818              62,040              16,073           4,904,654
Tax exempt interest                                              --                  --                  --                  --
Income from mortgage dollar rolls                                --                  --                  --           1,089,854
Income from securities loaned                                 7,110              12,422               4,747              42,680
Foreign dividend tax withholding                             (4,500)                 --              (2,264)                 --
Total Investment Income                                   2,139,025           6,110,669           1,869,204           9,541,021

Expenses
Adviser fees                                              1,075,812           1,189,220             300,987           1,155,856
Subadviser fees                                                  --                  --                  --                  --
Accounting and pricing fees                                  13,959              34,071               7,545              42,934
Administrative service fees                                  39,041              87,794               8,998              85,035
Custody fees                                                 49,625              15,809              13,351              21,804
Printing and postage expenses                                13,444              37,331               1,345              26,346
Audit and legal fees                                          9,417              15,053               6,908              16,175
Directors' fees and insurance expenses                        4,514              10,542               1,785              11,252
Other expenses                                                3,928               5,814               1,835               6,027
Total Expenses Before Reimbursement                       1,209,740           1,395,634             342,754           1,365,429

Less:
Reimbursement from adviser                                  (23,606)            (12,320)            (41,718)            (12,173)
Fees paid indirectly                                            (47)               (110)                (49)                (42)
Total Net Expenses                                        1,186,087           1,383,204             300,987           1,353,214

Net Investment Income                                       952,938           4,727,465           1,568,217           8,187,807

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments                                               4,228,519             232,069           2,575,693            (838,577)
Written option contracts                                         --                  --                  --                  --
Futures contracts                                                --           1,339,603                  --                  --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                              (1,353,323)         18,069,532             640,273           6,590,097
Futures contracts                                                --            (459,487)                 --                  --

Net Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions             2,875,196          19,181,717           3,215,966           5,751,520

Net Increase/(Decrease) in Net Assets Resulting
From Operations                                          $3,828,134         $23,909,182          $4,784,183         $13,939,327

Thrivent Series Fund, Inc.
Statement of Operations - continued

                                                               High             Partner                                    Bond
                                                              Yield          High Yield              Income               Index
For the six months ended June 30, 2004 (unaudited)        Portfolio           Portfolio           Portfolio           Portfolio
-------------------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends                                                $1,324,316              $8,909             $57,863             $25,333
Taxable interest                                         35,379,886           3,125,192          23,041,561           4,336,761
Tax exempt interest                                              --                  --                  --                  --
Income from mortgage dollar rolls                                --                  --                  --           1,275,148
Income from securities loaned                               128,373              12,386           1,380,508              36,069
Foreign dividend tax withholding                                 --                  --             116,010                  --
Total Investment Income                                  36,832,575           3,146,487          24,595,942           5,673,311

Expenses
Adviser fees                                              1,700,656              82,856           2,079,276             446,566
Subadviser fees                                                  --              87,788                  --                  --
Accounting and pricing fees                                  51,086              20,283              56,335              23,716
Administrative service fees                                 127,549              10,044             155,946              29,983
Custody fees                                                 13,806               5,188              19,270               9,472
Printing and postage expenses                                16,673               2,084               8,234               8,751
Audit and legal fees                                          9,856               9,417              13,504               9,149
Directors' fees and insurance expenses                       16,650               2,387              22,296               5,765
Other expenses                                                5,187               3,353               8,522               4,431
Total Expenses Before Reimbursement                       1,941,463             223,400           2,363,383             537,833

Less:
Reimbursement from adviser                                       --              (4,957)             (6,748)            (21,346)
Fees paid indirectly                                           (478)               (165)               (203)                (35)
Total Net Expenses                                        1,940,985             218,278           2,356,432             516,452

Net Investment Income                                    34,891,590           2,928,209          22,239,510           5,156,859

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments                                             (11,906,500)            142,912          11,832,176            (123,832)
Written option contracts                                         --                  --             228,999                  --
Futures contracts                                                --                  --             531,602                  --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                             (10,557,633)         (3,442,662)        (33,736,064)         (5,447,405)
Futures contracts                                                --                  --            (896,261)                 --

Net Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions           (22,464,133)         (3,299,750)        (22,039,548)         (5,571,237)

Net Increase/(Decrease) in Net Assets Resulting
From Operations                                         $12,427,457           $(371,541)           $199,962           $(414,378)

Thrivent Series Fund, Inc.
Statement of Operations - continued

                                                            Limited            Mortgage               Money
                                                           Maturity          Securities              Market
For the six months ended June 30, 2004 (unaudited)   Bond Portfolio           Portfolio           Portfolio
-------------------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends                                                    $1,744           $      --         $        --
Taxable interest                                          3,487,694             219,210           1,423,141
Tax exempt interest                                          29,005                  --              52,439
Income from mortgage dollar rolls                           438,301             543,106                  --
Income from securities loaned                                35,805                  --                  --
Foreign dividend tax withholding                                 --                  --                  --
Total Investment Income                                   3,992,549             762,316           1,475,580

Expenses
Adviser fees                                                489,892              90,987             522,316
Subadviser fees                                                  --                  --                  --
Accounting and pricing fees                                  18,288               7,376              20,594
Administrative service fees                                  36,742               4,349              39,174
Custody fees                                                  6,425               4,411               8,551
Printing and postage expenses                                 4,646                 651               2,670
Audit and legal fees                                         10,678               6,908              14,479
Directors' fees and insurance expenses                        6,040               1,406               8,566
Other expenses                                                4,465               1,130               7,033
Total Expenses Before Reimbursement                         577,176             117,218             623,383

Less:
Reimbursement from adviser                                   (6,763)            (26,124)             (5,686)
Fees paid indirectly                                            (58)               (107)                (50)
Total Net Expenses                                          570,355              90,987             617,647

Net Investment Income                                     3,422,194             671,329             857,933

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments                                                 386,862            (161,651)                 --
Written option contracts                                         --                  --                  --
Futures contracts                                            94,861                  --                  --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                              (4,336,699)           (419,803)                 --
Futures contracts                                          (202,811)                 --                  --

Net Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions            (4,057,787)           (581,454)                 --

Net Increase/(Decrease) in Net Assets Resulting
From Operations                                           $(635,593)            $89,875            $857,933

The accompanying notes to the financial statements are an integral part of this statement.

Thrivent Series Fund, Inc.
Statement of Changes in Net Assets

                                                                      Technology                          Partner Small Cap
                                                                       Portfolio                          Growth Portfolio
                                                           -------------------------------        -------------------------------
                                                             6/30/2004                              6/30/2004
For the periods ended                                      (unaudited)          12/31/2003        (unaudited)          12/31/2003
---------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                                  $(85,122)           $(86,891)         $(154,154)          $(150,457)
Net realized gains/(losses) on:
Investments                                                    273,165           2,137,936          6,167,633            (146,164)
Futures contracts                                                   --                  --                 --                  --
Foreign currency transactions                                       --                  --                 --                  --
Change in net unrealized appreciation/(depreciation) on:
Investments                                                    (77,812)          7,853,486         (4,340,074)         10,301,755
Futures contracts                                                   --                  --                 --                  --
Foreign currency forward contracts                                  --                  --                 --                  --
Foreign currency transactions                                       --                  --                 --                  --

Net Change in Net Assets Resulting From Operations             110,231           9,904,531          1,673,405          10,005,134

Distributions to Shareholders
From net investment income                                          --                  --                 --                  --
From net realized gains                                             --                  --                 --                  --

Total Distributions to Shareholders                                 --                  --                 --                  --

Capital Stock Transactions                                  10,950,866          17,975,103          7,135,579           9,726,317

Net Increase in Net Assets                                  11,061,097          27,879,634          8,808,984          19,731,451

Net Assets, Beginning of Period                             41,158,991          13,279,357         40,055,728          20,324,277

Net Assets, End of Period                                  $52,220,088         $41,158,991        $48,864,712         $40,055,728

Thrivent Series Fund, Inc.
Statement of Changes in Net Assets - continued

                                                                  Partner Small Cap                            Small Cap
                                                                   Value Portfolio                          Stock Portfolio
                                                           -------------------------------        -------------------------------
                                                             6/30/2004                              6/30/2004
For the periods ended                                      (unaudited)          12/31/2003 a      (unaudited)          12/31/2003
---------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                                   $37,778              $7,979            $14,639              $3,844
Net realized gains/(losses) on:
Investments                                                  2,304,973             961,047         12,684,801           5,888,707
Futures contracts                                                   --                  --                 --                  --
Foreign currency transactions                                       --                  --                 --                  --
Change in net unrealized appreciation/(depreciation) on:
Investments                                                    449,533           2,365,064            639,093          34,989,443
Futures contracts                                                   --                  --                 --                  --
Foreign currency forward contracts                                  --                  --                 --                  --
Foreign currency transactions                                       --                  --                 --                  --

Net Change in Net Assets Resulting From Operations           2,792,284           3,334,090         13,338,533          40,881,994

Distributions to Shareholders
From net investment income                                        (187)             (7,941)            (4,527)            (12,405)
From net realized gains                                       (375,046)           (586,620)        (2,216,034)                 --

Total Distributions to Shareholders                           (375,233)           (594,561)        (2,220,561)            (12,405)

Capital Stock Transactions                                  22,368,565          17,033,726         17,737,994          28,111,423

Net Increase in Net Assets                                  24,785,616          19,773,255         28,855,966          68,981,012

Net Assets, Beginning of Period                             19,773,255                  --        156,878,810          87,897,798

Net Assets, End of Period                                  $44,558,871         $19,773,255       $185,734,776        $156,878,810

Thrivent Series Fund, Inc.
Statement of Changes in Net Assets - continued

                                                                      Small Cap                              Mid Cap
                                                                   Index Portfolio                        Growth Portfolio
                                                           -------------------------------        -------------------------------
                                                             6/30/2004                              6/30/2004
For the periods ended                                      (unaudited)          12/31/2003        (unaudited)          12/31/2003
---------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                                $1,329,849          $1,620,719          $(236,312)          $(124,530)
Net realized gains/(losses) on:
Investments                                                 20,494,943          (1,960,875)        33,585,964         (12,880,636)
Futures contracts                                              204,648           1,808,374                 --                  --
Foreign currency transactions                                       --                  --                 --                  --
Change in net unrealized appreciation/(depreciation) on:
Investments                                                 16,644,256         104,587,686         (7,250,769)        134,389,619
Futures contracts                                              216,327              58,072                 --                  --
Foreign currency forward contracts                                  --                  --                 --                  --
Foreign currency transactions                                       --                  --                 --                  --

Net Change in Net Assets Resulting From Operations          38,890,023         106,113,976         26,098,883         121,384,453

Distributions to Shareholders
From net investment income                                  (1,587,468)         (1,225,992)                --                  --
From net realized gains                                             --                  --                 --                  --

Total Distributions to Shareholders                         (1,587,468)         (1,225,992)                --                  --

Capital Stock Transactions                                   6,266,113          16,569,507        264,945,868           8,664,711

Net Increase in Net Assets                                  43,568,668         121,457,491        291,044,751         130,049,164

Net Assets, Beginning of Period                            394,846,909         273,389,418        478,842,255         348,793,091

Net Assets, End of Period                                 $438,415,577        $394,846,909       $769,887,006        $478,842,255

Thrivent Series Fund, Inc.
Statement of Changes in Net Assets

                                                                       Mid Cap                                Mid Cap
                                                                  Growth Portfolio II                      Stock Portfolio
                                                           -------------------------------        -------------------------------
                                                             6/30/2004                              6/30/2004
For the periods ended                                      (unaudited)          12/31/2003        (unaudited)          12/31/2003
---------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                                  $(39,564)          $(106,096)           $84,306            $151,528
Net realized gains/(losses) on:
Investments                                                  5,688,127           2,431,414          4,337,916           3,305,876
Written option contracts                                            --                  --                 --                  --
Futures contracts                                                   --                  --                 --                  --
Foreign currency transactions                                      278                (134)                --                  --
Change in net unrealized appreciation/(depreciation) on:
Investments                                                 (3,263,426)          4,799,413            564,383          11,864,462
Written option contracts                                            --                  --                 --                  --
Futures contracts                                                   --                  --                 --                  --
Foreign currency forward contracts                                  --                  35                 --                  --
Foreign currency transactions                                      (43)                  8                 --                  --

Net Change in Net Assets Resulting From Operations           2,385,372           7,124,640          4,986,605          15,321,866

Distributions to Shareholders
From net investment income                                          --                  --                 --            (147,354)
From net realized gains                                             --                  --           (751,663)                 --

Distributions to Shareholders                                       --                  --           (751,663)           (147,354)

Capital Stock Transactions                                   3,573,602           5,770,697         13,271,783          26,885,277

Net Increase/(Decrease) in Net Assets                        5,958,974          12,895,337         17,506,725          42,059,789

Net Assets, Beginning of Period                             30,457,272          17,561,935         73,362,784          31,302,995

Net Assets, End of Period                                  $36,416,246         $30,457,272        $90,869,509         $73,362,784

Thrivent Series Fund, Inc.
Statement of Changes in Net Assets - continued

                                                                       Mid Cap                          Partner International
                                                                    Index Portfolio                       Stock Portfolio
                                                           -------------------------------        -------------------------------
                                                             6/30/2004                              6/30/2004
For the periods ended                                      (unaudited)          12/31/2003        (unaudited)          12/31/2003
---------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                                  $332,413            $415,861         $4,726,924          $4,407,170
Net realized gains/(losses) on:
Investments                                                  1,912,191          (2,035,104)        43,744,870         (28,678,627)
Written option contracts                                            --                  --                 --
Futures contracts                                              138,408             521,285                 --
Foreign currency transactions                                       --                  --           (237,161)          1,603,182
Change in net unrealized appreciation/(depreciation) on:
Investments                                                  2,616,607          16,559,477        (28,852,849)        121,385,043
Written option contracts                                            --                  --                 --
Futures contracts                                              (25,922)             57,270                 --
Foreign currency forward contracts                                  --                  --             (5,865)             (1,475)
Foreign currency transactions                                       --                  --            (49,930)            (17,140)

Net Change in Net Assets Resulting From Operations           4,973,697          15,518,789         19,325,989          98,698,153

Distributions to Shareholders
From net investment income                                        (373)           (410,410)        (6,011,108)         (5,007,543)
From net realized gains                                        (46,648)           (424,655)                --                  --

Distributions to Shareholders                                  (47,021)           (835,065)        (6,011,108)         (5,007,543)

Capital Stock Transactions                                  25,413,660          30,927,563        165,050,521           3,726,676

Net Increase/(Decrease) in Net Assets                       30,340,336          45,611,287        178,365,402          97,417,286

Net Assets, Beginning of Period                             76,187,467          30,576,180        420,712,177         323,294,891

Net Assets, End of Period                                 $106,527,803         $76,187,467       $599,077,579        $420,712,177

Thrivent Series Fund, Inc.
Statement of Changes in Net Assets - continued

                                                                   Partner All Cap                           Large Cap
                                                                      Portfolio                            Growth Portfolio
                                                           -------------------------------        -------------------------------
                                                             6/30/2004                              6/30/2004
For the periods ended                                      (unaudited)          12/31/2003        (unaudited)          12/31/2003
---------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                                   $62,159            $105,135         $4,473,927         $12,376,659
Net realized gains/(losses) on:
Investments                                                  2,653,122           2,171,327         74,461,724        (148,836,870)
Written option contracts                                            --                  --              4,677             193,823
Futures contracts                                                   --             (40,531)                --                  --
Foreign currency transactions                                       --                  --                 --                  --
Change in net unrealized appreciation/(depreciation) on:
Investments                                                   (738,809)          6,480,963        (16,854,623)        724,198,418
Written option contracts                                            --                  --           (146,635)                 --
Futures contracts                                                   --                  --                 --                  --
Foreign currency forward contracts                                  --                  --                 --                  --
Foreign currency transactions                                       --                  --                 --                  --

Net Change in Net Assets Resulting From Operations           1,976,472           8,716,894         61,939,070         587,932,030

Distributions to Shareholders
From net investment income                                     (36,778)            (68,357)       (12,368,748)        (11,996,303)
From net realized gains                                             --                  --                 --

Distributions to Shareholders                                  (36,778)            (68,357)       (12,368,748)        (11,996,303)

Capital Stock Transactions                                   2,386,369           4,449,620        (66,340,045)       (101,909,709)

Net Increase/(Decrease) in Net Assets                        4,326,063          13,098,157        (16,769,723)        474,026,018

Net Assets, Beginning of Period                             48,647,837          35,549,680      2,478,756,791       2,004,730,773

Net Assets, End of Period                                  $52,973,900         $48,647,837     $2,461,987,068      $2,478,756,791

a) Since portfolio inception, April 30, 2003.

The accompanying notes to the financial statements are an integral part of this statement.

Thrivent Series Fund, Inc.
Statement of Changes in Net Assets - continued

                                                                     Large Cap                              Partner Growth
                                                                  Growth Portfolio II                      Stock Portfolio
                                                           -------------------------------        -------------------------------
                                                             6/30/2004                              6/30/2004
For the periods ended                                      (unaudited)          12/31/2003        (unaudited)          12/31/2003
---------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                          $54,579             $29,949            $82,040            $124,320
Net realized gains/(losses) on:
Investments                                                  1,952,069           3,643,618          1,278,684          (1,423,158)
Futures contracts                                                   --                  --                 --                  --
Foreign currency transactions                                      120                  59            (13,888)             (7,708)
Change in net unrealized appreciation/(depreciation) on:
Investments                                                 (1,088,337)          2,661,247            568,487          14,994,582
Futures contracts                                                   --                  --                 --
Foreign currency forward contracts                                  --                  --                 --
Foreign currency transactions                                      (74)                 94                617                (224)

Net Change in Net Assets Resulting From Operations             918,357           6,334,967          1,915,940          13,687,812

Distributions to Shareholders
From net investment income                                         (45)            (29,963)              (757)           (113,741)
From net realized gains                                             --                  --                 --                  --

Total Distributions to Shareholders                                (45)            (29,963)              (757)           (113,741)

Capital Stock Transactions                                   2,250,397           8,364,226         19,854,941          19,242,302

Net Increase in Net Assets                                   3,168,709          14,669,230         21,770,124          32,816,373

Net Assets, Beginning of Period                             39,121,171          24,451,941         69,665,217          36,848,844

Net Assets, End of Period                                  $42,289,880         $39,121,171        $91,435,341         $69,665,217

Thrivent Series Fund, Inc.
Statement of Changes in Net Assets - continued

                                                                     Large Cap                               Large Cap
                                                                  Value Portfolio                          Stock Portfolio
                                                           -------------------------------        -------------------------------
                                                             6/30/2004                              6/30/2004
For the periods ended                                      (unaudited)          12/31/2003        (unaudited)          12/31/2003
---------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                       $1,622,670          $2,083,665           $952,938          $1,312,597
Net realized gains/(losses) on:
Investments                                                  7,549,741          (3,138,642)         4,228,519           1,126,423
Futures contracts                                                   --                  --                 --                  --
Foreign currency transactions                                       --                  --                 --                  --
Change in net unrealized appreciation/(depreciation) on:
Investments                                                    148,022          41,595,758         (1,353,323)         32,907,918
Futures contracts                                                   --                  --                 --                  --
Foreign currency forward contracts                                  --                  --                 --                  --
Foreign currency transactions                                       --                  --                 --                  --

Net Change in Net Assets Resulting From Operations           9,320,433          40,540,781          3,828,134          35,346,938

Distributions to Shareholders
From net investment income                                        (270)         (2,015,737)              (863)         (1,312,597)
From net realized gains                                             --                  --                 --                  --

Total Distributions to Shareholders                               (270)         (2,015,737)              (863)         (1,312,597)

Capital Stock Transactions                                  50,272,324          86,800,750         85,996,331         171,813,193

Net Increase in Net Assets                                  59,592,487         125,325,794         89,823,602         205,847,534

Net Assets, Beginning of Period                            220,431,619          95,105,825        282,412,937          76,565,403

Net Assets, End of Period                                 $280,024,106        $220,431,619       $372,236,539        $282,412,937

Thrivent Series Fund, Inc.
Statement of Changes in Net Assets - continued

                                                                     Large Cap                             Real Estate
                                                                   Index Portfolio                      Securities Portfolio
                                                           -------------------------------        -------------------------------
                                                             6/30/2004                              6/30/2004
For the periods ended                                      (unaudited)          12/31/2003        (unaudited)          12/31/2003 a
---------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                       $4,727,465          $8,533,146         $1,568,217            $832,141
Net realized gains/(losses) on:
Investments                                                    232,069          (4,969,123)         2,575,693             777,106
Futures contracts                                            1,339,603           2,798,363                 --                  --
Foreign currency transactions                                       --                  --                 --                  --
Change in net unrealized appreciation/(depreciation) on:
Investments                                                 18,069,532         146,466,730            640,273           4,671,487
Futures contracts                                             (459,487)            850,514                 --                  --
Foreign currency forward contracts                                  --                  --                 --                  --
Foreign currency transactions                                       --                  --                 --                  --

Net Change in Net Assets Resulting From Operations          23,909,182         153,679,630          4,784,183           6,280,734

Distributions to Shareholders
From net investment income                                  (8,496,133)         (7,932,231)                --            (832,069)
From net realized gains                                             --                  --           (305,958)           (525,698)

Total Distributions to Shareholders                         (8,496,133)         (7,932,231)          (305,958)         (1,357,767)

Capital Stock Transactions                                  38,001,465          44,267,149         42,574,206          46,900,355

Net Increase in Net Assets                                  53,414,514         190,014,548         47,052,431          51,823,322

Net Assets, Beginning of Period                            724,997,651         534,983,103         51,823,322                  --

Net Assets, End of Period                                 $778,412,165        $724,997,651        $98,875,753         $51,823,322

Thrivent Series Fund, Inc.
Statement of Changes in Net Assets - continued

                                                                       Balanced                              High Yield
                                                                       Portfolio                             Portfolio
                                                           -------------------------------        -------------------------------
                                                             6/30/2004                              6/30/2004
For the periods ended                                      (unaudited)          12/31/2003        (unaudited)          12/31/2003
---------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                       $8,187,807         $16,230,251        $34,891,590         $71,852,656
Net realized gains/(losses) on:
Investments                                                   (838,577)        (17,016,047)       (11,906,500)       (106,685,639)
Written option contracts                                            --                  --                 --
Futures contracts                                                   --                  --                 --             (20,501)
Foreign currency transactions                                       --                  --                 --                 542
Change in net unrealized appreciation/(depreciation) on:
Investments                                                  6,590,097         105,402,829        (10,557,633)        225,131,120
Futures contracts                                                   --                  --                 --                  --

Net Change in Net Assets Resulting From Operations          13,939,327         104,617,033         12,427,457         190,278,178

Distributions to Shareholders
From net investment income                                 (16,194,049)        (19,552,920)       (34,161,688)        (70,324,837)
From net realized gains                                             --                  --                 --

Distributions to Shareholders                              (16,194,049)        (19,552,920)       (34,161,688)        (70,324,837)

Capital Stock Transactions                                  18,636,400          15,315,986         14,211,389          11,637,580

Net Increase/(Decrease) in Net Assets                       16,381,678         100,380,099         (7,522,842)        131,590,921

Net Assets, Beginning of Period                            721,055,859         620,675,760        851,536,393         719,945,472

Net Assets, End of Period                                 $737,437,537        $721,055,859       $844,013,551        $851,536,393

Thrivent Series Fund, Inc.
Statement of Changes in Net Assets - continued

                                                                  Partner High Yield                          Income
                                                                      Portfolio                              Portfolio
                                                           -------------------------------        -------------------------------
                                                             6/30/2004                              6/30/2004
For the periods ended                                      (unaudited)          12/31/2003        (unaudited)          12/31/2003
---------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                       $2,928,209          $4,447,999        $22,239,510         $49,874,464
Net realized gains/(losses) on:
Investments                                                    142,912           2,886,926         11,832,176          27,797,304
Written option contracts                                            --                  --            228,999             307,329
Futures contracts                                                   --                  --            531,602          (3,967,856)
Foreign currency transactions                                       --                  --                 --                  --
Change in net unrealized appreciation/(depreciation) on:
Investments                                                 (3,442,662)          5,457,263        (33,736,064)         16,063,263
Futures contracts                                                   --                  --           (896,261)            976,198

Net Change in Net Assets Resulting From Operations            (371,541)         12,792,188            199,962          91,050,702

Distributions to Shareholders
From net investment income                                  (2,903,383)         (4,438,738)       (22,239,510)        (49,881,065)
From net realized gains                                             --                  --                 --                  --

Distributions to Shareholders                               (2,903,383)         (4,438,738)       (22,239,510)        (49,881,065)

Capital Stock Transactions                                  20,787,417          26,463,929        (36,503,746)       (120,326,205)

Net Increase/(Decrease) in Net Assets                       17,512,493          34,817,379        (58,543,294)        (79,156,568)

Net Assets, Beginning of Period                             75,965,566          41,148,187      1,067,135,431       1,146,291,999

Net Assets, End of Period                                  $93,478,059         $75,965,566     $1,008,592,137      $1,067,135,431

Thrivent Series Fund, Inc.
Statement of Changes in Net Assets - continued

                                                                     Bond Index                            Limited Maturity
                                                                      Portfolio                             Bond Portfolio
                                                           -------------------------------        -------------------------------
                                                             6/30/2004                              6/30/2004
For the periods ended                                      (unaudited)          12/31/2003        (unaudited)          12/31/2003
---------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                       $5,156,859          $8,821,685         $3,422,194          $5,464,742
Net realized gains/(losses) on:
Investments                                                   (123,832)          2,646,352            386,862           2,234,694
Written option contracts                                            --                  --                 --                  --
Futures contracts                                                   --                  --             94,861                  --
Foreign currency transactions                                       --                  --                 --                  --
Change in net unrealized appreciation/(depreciation) on:
Investments                                                 (5,447,405)         (3,781,192)        (4,336,699)            493,492
Futures contracts                                                   --                  --           (202,811)                 --

Net Change in Net Assets Resulting From Operations            (414,378)          7,686,845           (635,593)          8,192,928

Distributions to Shareholders
From net investment income                                  (5,331,838)         (9,651,828)        (3,422,194)         (5,473,053)
From net realized gains                                       (914,395)                 --           (388,148)         (2,138,512)

Distributions to Shareholders                               (6,246,233)         (9,651,828)        (3,810,342)         (7,611,565)

Capital Stock Transactions                                  25,196,191          62,772,113         63,387,406          58,914,755

Net Increase/(Decrease) in Net Assets                       18,535,580          60,807,130         58,941,471          59,496,118

Net Assets, Beginning of Period                            244,734,167         183,927,037        218,773,668         159,277,550

Net Assets, End of Period                                 $263,269,747        $244,734,167       $277,715,139        $218,773,668

a) Since Portfolio inception, April 30, 2003.

The accompanying notes to the financial statements are an integral part of this statement.

Thrivent Series Fund, Inc.
Statement of Changes in Net Assets - continued

                                                                      Mortgage
                                                                Securities Portfolio
                                                           -------------------------------
                                                             6/30/2004
For the periods ended                                      (unaudited)          12/31/2003 a
---------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                         $671,329            $438,661
Net realized gains/(losses) on:
Investments                                                   (161,651)             28,327
Change in net unrealized appreciation/(depreciation) on:
Investments                                                   (419,803)             81,438

Net Change in Net Assets Resulting From Operations              89,875             548,426

Distributions to Shareholders
From net investment income                                    (671,329)           (438,661)
From net realized gains                                        (28,327)                 --

Total Distributions to Shareholders                           (699,656)           (438,661)

Capital Stock Transactions                                  17,808,747          27,761,657

Net Increase in Net Assets                                  17,198,966          27,871,422

Net Assets, Beginning of Period                             27,871,422                  --

Net Assets, End of Period                                  $45,070,388         $27,871,422

Thrivent Series Fund, Inc.
Statement of Changes in Net Assets - continued

                                                                     Money Market
                                                                       Portfolio
                                                           -------------------------------
                                                             6/30/2004
For the periods ended                                      (unaudited)          12/31/2003
---------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                         $857,933          $2,643,168

Net Change in Net Assets Resulting From Operations             857,933           2,643,168

Distributions to Shareholders

From Net Investment Income                                    (857,933)         (2,643,168)

Capital Stock Transactions                                 (35,618,767)        (29,609,877)

Net Decrease in Net Assets                                 (35,618,767)        (29,609,877)

Net Assets, Beginning of Period                            289,281,921         318,891,798

Net Assets, End of Period                                 $253,663,154        $289,281,921

a) Since Portfolio inception, April 30, 2003.

The accompanying notes to the financial statements are an integral part of this statement.

Thrivent Series Fund, Inc.
Notes to Financial Statements
June 30, 2004 (unaudited)

(1) ORGANIZATION

The Thrivent Series Fund, Inc. (the "Fund") is registered under the
Investment Company Act of 1940. The Fund is divided into twenty-six separate series (each a "Portfolio" and, collectively, the "Portfolios"), each with its own investment objective and policies. The Fund consists of eighteen equity portfolios, one balanced portfolio and seven fixed-income portfolios. The assets of each Portfolio are segregated and each has a separate class of capital stock.

Prior to May 1, 2004, the Fund operated as LB Series Fund, Inc. ("LB SF").
Pursuant to a Reorganization Agreement and Plan of Reorganization
("Reorganization Agreement") between AAL Variable Product Series Fund,
Inc. ("AAL VPSF") and LB SF, the International Portfolio of AAL VPSF
merged with and into the World Growth Portfolio of LB SF at the close of business on April 30, 2004. Pursuant to a separate Reorganization
Agreement between AAL VPSF and LB SF, each of the other Portfolios of AAL
VPSF merged with and into corresponding newly-created series of LB SF at the close of business on April 30, 2004. Also at the close of business on
April 30, 2004, the Opportunity Growth Portfolio of LB SF merged with and into the Mid Cap Growth Portfolio of LB SF pursuant to a Plan of
Reorganization with respect to that transaction. In the reorganizations of operating investment companies, the World Growth Portfolio of the LB SF acquired through a tax-free exchange all of the net assets of the
International Portfolio of the AAL VPSF. The International Portfolio
exchanged 13,467,023 shares valued at $123,223,934 for 11,818,908 shares of the World Growth Portfolio. Net assets of the International Portfolio included unrealized appreciation of $10,673,404. The Mid Cap Growth
Portfolio of the LB SF acquired through a tax-free exchange all of the net assets of the Opportunity Growth Portfolio of the LB SF. The Opportunity
Growth Portfolio exchanged 26,749,194 shares valued at $264,788,810 for
20,462,181 shares of the Mid Cap Growth Portfolio. Net assets of the
Opportunity Growth Portfolio included unrealized appreciation of
$8,954,570.

Shares in the Fund are currently sold, without sales charges, only to separate accounts of Thrivent Financial for Lutherans ("Thrivent
Financial") and Thrivent Life Insurance Company ("Thrivent Life"), which are used to fund benefits of variable life insurance and variable annuity contracts issued by Thrivent Financial and Thrivent Life; and retirement plans sponsored by Thrivent Financial.

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with service providers that provide general damage clauses. The Fund's maximum exposure under these contracts in unknown, as this would involve future claims that may be made against the
Fund. However, based on experience, the Fund expects the risk of loss to be remote.

(2) SIGNIFICANT ACCOUNTING POLICIES

(A) Valuation of Investments -- Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day.
Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Security prices are based on quotes that are obtained from an independent pricing service approved by the Board of
Directors. The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange listed options and futures contracts are valued at the last quoted sales price.

For all Portfolios other than the Money Market Portfolio, short-term securities with maturities of 60 days or less are valued at amortized cost. Securities held by the Money Market Portfolio are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially, and thereafter valued to reflect a constant amortization to maturity of any discount or premium.
The Money Market Portfolio follows procedures necessary to maintain a constant net asset value of $1.00 per share.

Fair valuation of securities -- Because many foreign markets close before the U.S. markets, events may occur between the close of the foreign market and the close of the U.S. markets that could have a material impact on the valuation of foreign securities. The Fund, under the supervision of the
Board of Directors, evaluates the impacts of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the U.S. markets. The Board of Directors has authorized the investment adviser to make fair valuation determinations pursuant to policies approved by the Board of Directors.

All other securities for which market values are not readily available are appraised at fair value as determined in good faith under the direction of the Board of Directors. As of June 30, 2004, six securities in the High
Yield Portfolio, three securities in the Partner High Yield Portfolio and one security in the Small Cap Index Portfolio were valued in good faith by or under the direction of the Board of Directors. These securities represented 0.00%, 0.42% and 0.00% of net assets of the High Yield,
Partner High Yield and Small Cap Index Portfolios, respectively.

(B) Foreign Currency Translation -- The accounting records of each
Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into
U.S. dollars at the daily closing rates of exchange.

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from sales of foreign currency, exchange gains or losses between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Portfolios do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

For federal income tax purposes, the Fund treats the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

(C) Foreign Currency Contracts -- In connection with purchases and sales of securities denominated in foreign currencies, all Portfolios except the
Money Market Portfolio may enter into forward currency contracts.
Additionally, the Portfolios may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at market value and the related realized and unrealized foreign exchange gains and losses are included in the Statement of
Operations. In the event that counterparties fail to settle these forward contracts, the Portfolios could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed. During the six months ended June 30,
2004, The Mid Cap Growth Portfolio II, Partner International Stock
Portfolio, Large Cap Growth Portfolio II and Partner Growth Stock
Portfolio engaged in this type of investment.

(D) Foreign Denominated Investments -- Foreign denominated assets and currency contracts may involve more risks than domestic transactions including currency risk, political and economic risk, regulatory risk, and market risk. Certain Portfolios may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

(E) Federal Income Taxes -- No provision has been made for income taxes because the Portfolios' policy is to qualify as regulated investment companies under the Internal Revenue Code and distribute substantially all taxable income on a timely basis. It is also the intention of the
Portfolios to distribute an amount sufficient to avoid imposition of any federal excise tax. The Portfolios, accordingly, anticipate paying no federal taxes and no federal tax provision was required. Each Portfolio is treated as a separate taxable entity for federal income tax purposes.

(F) Income and Expenses -- Estimated expenses are accrued daily. The
Portfolios are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a Portfolio are allocated among all appropriate Portfolios in proportion to their respective net assets, number of shareholder accounts or other reasonable basis.

Interest income is accrued daily and is determined on the basis of interest or discount earned on all debt securities, including accretion of market discount and original issue discount and amortization of premium.
Dividend income is recorded on the ex-dividend date. For preferred stock payment-in-kind securities, income is recorded on the ex-dividend date in the amount of the value received.

(G) Fees Paid Indirectly -- The Portfolios have a deposit arrangement with the custodian whereby interest earned on uninvested cash balances is used to pay a portion of custodian fees. This deposit arrangement is an alternative to overnight investments.

(H) Distributions to Shareholders -- Dividends from net investment income, if available, are declared and paid to each shareholder as a dividend.
Dividend and capital gain distributions are recorded on the ex-dividend date. With the exception of the Money Market Portfolio, net realized gains from securities transactions, if any, are paid at least annually for all
Portfolios after the close of the Fund's fiscal year. Any Portfolio subject to excise taxes would require an additional distribution at or after the close of the fiscal year.

Dividends are declared and reinvested daily for the High Yield, Partner
High Yield, Income, Bond Index, Limited Maturity Bond, Mortgage Securities
and Money Market Portfolios and declared and reinvested annually for all other Portfolios.

(I) Options -- Each Portfolio, with the exception of the Money Market
Portfolio, may buy put and call options and write covered call options.
The Portfolios intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The Portfolios may also enter into options contracts to protect against adverse foreign exchange rate fluctuations.

Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Portfolio will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds upon sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid. During the six months ended June 30, 2004, the
Large Cap Growth and Income Portfolios engaged in this type of investment.

(J) Financial Futures Contracts -- Certain Portfolios may use futures contracts to manage the exposure to interest rate fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities.
When a futures contract is opened, cash or other investments equal to the required "initial margin deposit" are pledged to the broker. Additional securities held by the Portfolios may be earmarked as collateral for open futures contracts. The futures contract's daily change in value
("variation margin") is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, the realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. During the six months ended June 30, 2004, the Small Cap Index,
Mid Cap Index, Large Company Index, Income and Limited Maturity Bond
Portfolios engaged in this type of investment.

(K) Mortgage Dollar Roll Transactions -- Certain of the Portfolios enter into dollar roll transactions issued by GNMA, FNMA and FHLMC, in which the
Portfolios sell mortgage securities and simultaneously agree to repurchase similar (same type, coupon, and maturity) securities at a later date at an agreed upon price. During the period between the sale and repurchase, the
Portfolios forgo principal and interest paid on the mortgage securities sold. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Portfolios to "roll over" their purchase commitments. The Balanced, Income, Bond Index, Limited Maturity Bond and
Mortgage Securities Portfolios earned $1,089,854, $1,380,508, $1,275,148,
$438,301 and $543,105, respectively, from such fees for the six months ended June 30, 2004.

(L) Securities Lending -- Effective October 31, 2003, the Fund entered into a Securities Lending Agreement (the "Agreement") with State Street
Bank and Trust Company ("State Street Bank"). The Agreement authorizes
State Street Bank to lend securities to authorized borrowers on behalf of the Portfolios. Pursuant to the Agreement, all loaned securities are collateralized by cash, U.S. Government securities, letters of credit and other types of collateral that are equal to at least 102% of the value of the loaned securities, plus any accrued interest. All cash collateral received is invested in a State Street Bank Money Market fund. As of June
30, 2004, all Portfolios except the Mortgage Securities and Money Market
Portfolios had securities on loan. The value of securities on loan is as follows:

                                              Securities
Portfolio                                     on Loan
--------------------------------------------------------
Technology                                   $3,225,396
Partner Small Cap Growth                     12,568,408
Partner Small Cap Value                       2,336,930
Small Cap Stock                              30,727,320
Small Cap Index                             108,318,876
Mid Cap Growth                              112,619,210
Mid Cap Growth II                             3,885,899
Mid Cap Stock                                 8,705,275
Mid Cap Index                                16,125,794
Partner International Stock                 123,584,008
Partner All Cap                               3,118,064
Large Cap Growth                            111,683,126
Large Cap Growth II                             249,496
Partner Growth Stock                          2,668,736
Large Cap Value                               6,216,764
Large Cap Stock                              11,138,069
Large Cap Index                              17,485,640
Real Estate Securities                        2,734,970
Balanced                                     85,690,556
High Yield                                   98,554,696
Partner High Yield                            6,075,778
Income                                      215,493,382
Bond Index                                   65,264,169
Limited Maturity Bond                        61,778,088

(M) The Impact of Initial Public Offerings on Performance -- Each of the
Portfolios may invest in an initial public offering ("IPO") of a security.
On occasion a Portfolio will participate in an oversubscribed IPO. Because the IPO is oversubscribed, this presents a Portfolio with the opportunity to "flip" or trade the security at higher prices resulting in a profit for the Portfolio. Investments in IPO's may have a magnified performance impact on a Portfolio with a small asset base. A Portfolio with enhanced performance from "flipping" IPO's may not experience similar performance as its assets grow. However, participation in an IPO may result in a loss for that Portfolio.

(N) When-Issued and Delayed Delivery Transactions -- The Portfolios may
engage in when-issued or delayed delivery transactions. To the extent that a Portfolio engages in such transactions, it will do so for the purpose of acquiring securities consistent with its investment objectives and policies and not for the purpose of investment leverage or to speculate on interest rate changes. To ensure there is no investment leverage, assets of the Portfolio are earmarked on the trade date on the Portfolio's records in a dollar amount sufficient to make payment for the securities to be purchased. Income is not accrued until settlement date.

(O) Credit Risk -- The Portfolios may be susceptible to credit risk to the extent the issuer defaults on its payment obligation. The Portfolios'
policy is to monitor the creditworthiness of the issuer. Interest receivables on defaulted securities are monitored for the ability to collect payments in default and adjusted accordingly.

(P) Accounting Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United
States of America require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(Q) Other -- For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.

(3) FEES AND COMPENSATION PAID TO AFFILIATES

(A) Investment Advisory Fees -- Each Portfolio pays Thrivent Financial, the Fund's investment adviser, a fee for its advisory services. The fees are accrued daily and paid monthly. The fees are based on the following annual rates of average daily net assets:

                                                      Advisory Fees
                                                   -------------------
Technology Portfolio                                       0.75%
----------------------------

Partner Small Cap Growth Portfolio                         1.00%
----------------------------------
First $500 million                                         0.90%
Over $500 million

Partner Small Cap Value Portfolio                          0.80%
---------------------------------

Small Cap Stock Portfolio
-------------------------
First $200 million                                         0.70%
Next $800 million                                          0.65%
Next $1.5 billion                                          0.60%
Next $2.5 billion                                          0.55%
Over $5 billion                                           0.525%

Small Cap Index Portfolio
-------------------------
First $250 million                                         0.35%
Next $250 million                                          0.30%

Mid Cap Growth Portfolio                                   0.40%
------------------------

Mid Cap Growth Portfolio II
---------------------------
First $500 million                                         0.90%
Over $500 million                                          0.80%

Mid Cap Stock Portfolio
-----------------------
First $200 million                                         0.70%
Next $800 million                                          0.65%
Next $1.5 billion                                          0.60%
Next $2.5 billion                                          0.55%
Over $5 billion                                           0.525%

Mid Cap Index Portfolio
-----------------------
First $250 million                                         0.35%
Over $250 million                                          0.30%

Partner International Stock Portfolio                      0.85%
-------------------------------------

Partner All Cap
---------------
First $500 million                                         0.95%
Over $500 million                                          0.90%

Large Cap Growth Portfolio                                 0.40%
--------------------------

Large Cap Growth Portfolio II
-----------------------------
First $500 million                                         0.80%
Over $500 million                                          0.70%

Partner Growth Stock Portfolio
------------------------------
First $500 million                                         0.80%
Over $500 million                                          0.70%

Large Cap Value Portfolio                                  0.60%
-------------------------

Large Cap Stock Portfolio
-------------------------
First $500 million                                         0.65%
Next $500 million                                         0.575%
Next $1.5 billion                                         0.475%
Next $2.5 billion                                          0.45%
Over $5 billion                                           0.425%

Large Cap Index Portfolio
-------------------------
First $250 million                                         0.35%
Over $250 million                                          0.30%

Real Estate Securities Portfolio                           0.80%
--------------------------------

Balanced Portfolio
------------------
First $250 million                                         0.35%
Over $250 million                                          0.30%

High Yield Portfolio                                       0.40%
--------------------

Partner High Yield Portfolio                               0.40%
----------------------------

Income Portfolio                                           0.40%
----------------

Bond Index Portfolio
--------------------
First $250 million                                         0.35%
Over $250 million                                          0.30%

Limited Maturity Bond Portfolio                            0.40%
-------------------------------

Mortgage Securities Portfolio                              0.50%
-----------------------------

Money Market Portfolio                                     0.40%
----------------------

The following subadvisory fees are charged as part of the total investment advisory fees stated in the table above.

The adviser paid Franklin Advisors, Inc. an annual subadvisory fee for the performance of subadvisory services for the Partner Small Cap Growth
Portfolio until termination of the subadvisory agreement on May 28, 2004.
The fee payable was equal to 0.60% for the first $200 million of average daily net assets, 0.52% for the next $300 million of average daily net assets, and 0.50% of average daily net assets over $500 million.

Effective May 28, 2004, the adviser entered into subadvisory agreements with Turner Investment Partners, Inc. ("Turner") and Westcap Investors,
LLC ("Westcap") for the performance of subadvisory services for the
Partner Small Cap Growth Portfolio. The fee payable is equal to 0.65% and
0.50% of average daily net assets subadvised by Turner and Westcap, respectively.

Effective May 1, 2004, the adviser entered into a subadvisory agreement with T. Rowe Price Associates, Inc. for the performance of subadvisory services for the Partner Small Cap Value Portfolio. The fee payable is equal to 0.60% of average daily net assets.

The adviser paid Massachusetts Financial Services Company an annual subadvisory fee for the performance of subadvisory services for the Mid
Cap Growth Portfolio II until termination of the subadvisory agreement on
March 3, 2004. The fee payable was equal to 0.475% for the first $100 million of average daily net assets, 0.42% for the next $400 million of average daily net assets, and 0.35% of average daily net assets over $500 million.

The adviser paid Oechsle International Advisors, LLC an annual subadvisory fee for the performance of subadvisory services for the Partner
International Stock Portfolio until the termination of the subadvisory agreement on May 1, 2004. The fee payable was equal to 0.54% for the first
$20 million of average daily net assets, 0.45% for the next $30 million of average daily net assets, and 0.36% of average daily net assets over $50 million.

Effective May 1, 2004, the adviser entered into a subadvisory agreement with Mercator Asset Management, LP ("Mercator"), in addition to the existing subadvisory agreement with T. Rowe Price International, Inc.
("Price International") for the performance of subadvisory services for the Partner International Stock Portfolio. The fee payable is equal to
0.47% of average daily net assets subadvised by Mercator. For assets subadvised by Price International, the fee payable is equal to 0.75% of the first $20 million, 0.60% of the next $30 million, and 0.50% of the next $150 million of average daily net assets, with the fee for all of the assets subadvised by Price International 0.50% and 0.45% when assets exceed $200 million and $500 million, respectively. For purposes of determining breakpoints for the assets managed by Price International, assets managed by Price International in the Partner International Stock
Fund will be included in determining average daily net assets.

The adviser pays Fidelity Management & Research Company for the performance of subadvisory services for the Partner All Cap Portfolio. The fee payable is equal to 0.60% of average daily net assets for the first
$100 million, 0.55% for the next $400 million, 0.50% for the next $250 million and 0.45% for assets over $750 million.

The adviser paid Massachusetts Financial Services Company an annual subadvisory fee for the performance of subadvisory services for the Large
Cap Growth Portfolio II until the termination of the subadvisory agreement on March 3, 2004. The fee payable was equal to 0.425% for the first $100 million of average daily net assets, 0.40% for the next $400 million of average daily net assets, and 0.35% of average daily net assets over $500 million.

The adviser pays T. Rowe Price Associates, Inc. for the performance of subadvisory services for the Partner Growth Stock Portfolio. The fee payable is equal to 0.40% of average daily net assets for the first $500 million and 0.35% for assets over $500 million.

The adviser paid Pacific Investment Management Company, LLC an annual subadvisory fee for the performance of subadvisory services for the High
Yield Bond Portfolio. The fee payable was equal to 0.25% for average daily net assets. Effective June 1, 2004, the subadvisory agreement was terminated.

Each non-money market Portfolio may invest in the Money Market Portfolio, subject to certain limitations. The following Portfolios invested cash in the Money Market Portfolio during the six months ended June 30, 2004: the
Technology, Small Cap Stock, Small Cap Index, Mid Cap Growth II, Mid Cap
Stock, Mid Cap Index, Partner International Stock, Large Cap Growth II,
Large Cap Stock, Large Cap Index, Balanced, Partner High Yield and Bond
Index Portfolios. The adviser reimburses advisory fees related to these investments in the Money Market Portfolio.

(B) Other Expenses -- The adviser has voluntarily agreed to reimburse certain expenses for the following Portfolios: the Technology, Partner
Small Cap Growth, Partner Small Cap Value, Mid Cap Growth II, Mid Cap
Stock, Partner All Cap, Large Cap Growth II, Partner Growth Stock, Real
Estate Securities and Mortgage Securities Portfolios. The voluntary waiver of expenses to any Portfolio may be modified or discontinued at any time by the Adviser.

The adviser has entered into an accounting services agreement to provide accounting personnel and services. For the six months ended June 30, 2004,
Thrivent Financial received aggregate fees for accounting personnel and services of $527,154 from the Fund.

Effective January 1, 2004, the Fund entered into an agreement with the adviser to provide certain administrative personnel and services to the
Portfolios. For the six months ended June 30, 2004, Thrivent Financial received aggregate fees for administrative personnel and services of
$1,363,342 from the Fund.

Each Director of the Funds who is not affiliated with Thrivent Financial receives an annual fee of $80,000 for services as a Director. In addition, the lead independent director and independent chairman each receive an additional fee of $10,000. Each Director is eligible to participate in a deferred compensation plan with respect to these fees. Amounts that are deferred are invested in Thrivent Mutual Funds until distribution in accordance with the plan.

Certain officers and non-independent directors of the Fund are officers of
Thrivent Financial; however, they receive no compensation from the Fund.

(4) TAX INFORMATION

At December 31, 2003, the following Portfolios had
accumulated net realized capital loss carryovers expiring
as follows:
                                     Capital Loss             Expiration
Portfolio                              Carryover                 Year
------------------------------------------------------------------------
Technology                              $154,361                2010
                                   =============

Partner Small Cap Growth              $2,168,894                2010
                                         108,366                2011
                                   -------------
                                      $2,277,260
                                   =============

Small Cap Index                       $1,857,588                2010
                                   =============

Mid Cap Growth                       $62,696,503                2009
                                      75,385,490                2010
                                      30,065,596                2011
                                   -------------
                                    $168,147,589
                                   =============

Mid Cap Growth II                     $6,470,692                2010
                                   =============

Partner International Stock          $10,531,972                2009
                                      50,319,176                2010
                                      35,532,910                2011
                                   -------------
                                     $96,384,058
                                   =============

Partner All Cap                      $11,053,085                2010
                                       1,857,716                2011
                                   -------------
                                     $12,910,801
                                   =============

Large Cap Growth                    $304,615,661                2009
                                     893,415,579                2010
                                     198,356,425                2011
                                   -------------
                                  $1,396,387,665
                                   =============

Large Cap Growth II                   $1,842,815                2010
                                   =============

Partner Growth Stock                  $1,542,471                2010
                                       1,349,618                2011
                                   -------------
                                      $2,892,089
                                   =============

Large Cap Value                       $5,353,433                2010
                                       9,825,531                2011
                                   -------------
                                     $15,178,964
                                   =============

Large Cap Stock                       $1,342,316                2010
                                   =============

Large Cap Index                      $29,774,828                2010
                                      17,819,758                2011
                                   -------------
                                     $47,594,586
                                   =============

Balanced                             $11,501,775                2010
                                      18,003,606                2011
                                   -------------
                                     $29,505,381
                                   =============

High Yield                            $4,536,501                2006
                                         597,597                2007
                                      14,056,111                2008
                                     288,927,133                2009
                                     184,350,285                2010
                                     364,926,135                2011
                                   -------------
                                    $857,393,762
                                   =============

Partner High Yield                    $6,239,479                2008
                                       3,470,883                2009
                                       2,850,377                2010
                                   -------------
                                     $12,560,739
                                   =============

Income                               $15,292,083                2010
                                   =============

To the extent that these Portfolios realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers.

At December 31, 2003, Large Cap Growth and Large Cap Value Portfolio, as
the successors of the reorganizations with AAL Variable Product Series
Fund, Inc. -- Aggressive Growth Portfolio and AAL Variable Product Series
Fund, Inc. -- Equity Income Portfolio, respectively, had additional accumulated net realized capital loss carryovers subject to applicable tax law limitations to offset future capital gains, if any, as follows:

                                     Capital Loss             Expiration
Portfolio                              Carryover                 Year
------------------------------------------------------------------------
Large Cap Growth                        $756,931                2008
                                       1,886,777                2009
                                          86,917                2010
                                   -------------
                                      $2,730,625
                                   =============

Large Cap Value                         $246,569                2008
                                       1,970,622                2009
                                       1,079,278                2010
                                   -------------
                                      $3,296,469
                                   =============

At April 30, 2004, Mid Cap Growth and Partner International Stock
Portfolio, as the successors of the reorganizations with LB Series Fund,
Inc. -- Opportunity Growth Portfolio and AAL Variable Product Series Fund,
Inc. -- International Portfolio, respectively, had additional accumulated net realized capital loss carryovers subject to applicable tax law limitations to offset future capital gains, if any, as follows:

                                     Capital Loss             Expiration
Portfolio                              Carryover                 Year
------------------------------------------------------------------------
Mid Cap Growth                       $27,790,003                2009
                                      60,021,339                2010
                                      10,789,404                2011
                                   -------------
                                     $98,600,746
                                   =============

Partner International Stock           $8,036,809                2009
                                      20,959,608                2010
                                       2,858,197                2011
                                   -------------
                                     $31,854,614
                                   =============

At June 30, 2004, the gross unrealized appreciation and depreciation of investments were as follows:

                                                                             Net Unrealized
                                  Federal      Unrealized       Unrealized     Appreciation
Portfolio                        Tax Cost    Appreciation   (Depreciation)   (Depreciation)
-------------------------------------------------------------------------------------------
Technology                    $52,023,907      $5,326,849      $(1,871,406)      $3,455,443
Partner Small Cap Growth       59,363,248       3,253,623       (1,266,824)       1,986,799
Partner Small Cap Value        44,040,789       3,407,340         (592,743)       2,814,597
Small Cap Stock               185,648,147      32,909,203       (1,904,970)      31,004,233
Small Cap Index               468,720,103     118,732,979      (40,131,546)      78,601,433
Mid Cap Growth                792,839,013     102,437,684      (20,099,215)      82,338,469
Mid Cap Growth II              38,600,987       2,686,717       (1,455,935)       1,230,782
Mid Cap Stock                  90,733,826      10,017,650       (1,300,141)       8,717,509
Mid Cap Index                 105,311,198      17,725,124       (1,969,873)      15,755,251
Partner All Cap                52,332,272       4,991,129       (1,079,147)       3,911,982
Large Cap Growth            2,353,957,410     290,239,455      (72,905,208)     217,334,247
Large Cap Growth II            41,313,281       2,557,620       (1,380,371)       1,177,249
Partner Growth Stock           83,467,917      11,962,133       (1,225,862)      10,736,271
Large Cap Value               254,296,645      32,904,866       (1,364,346)      31,540,520
Large Cap Stock               368,843,239      22,553,751       (6,456,016)      16,097,735
Large Cap Index               710,630,275     175,728,197      (90,529,563)      85,198,634
Real Estate Securities         94,924,400       5,701,340         (389,580)       5,311,760
Balanced                      825,515,676      97,158,781      (42,384,535)      54,774,246
High Yield                    928,702,130      44,716,380      (36,758,847)       7,957,533
Partner High Yield             98,341,732       1,499,509       (1,069,390)         430,119
Income                      1,278,946,744      18,640,210      (11,413,817)       7,226,393
Bond Index                    397,897,914       3,653,586       (5,016,014)      (1,362,428)
Limited Maturity Bond         372,356,686       1,264,698       (2,998,394)      (1,733,696)
Mortgage Securities            78,553,917         384,790         (723,155)        (338,365)

(5) SECURITY TRANSACTIONS

(A) Purchases and Sales of Investment Securities -- For the six months ended June 30, 2004, the cost of purchases and the proceeds from sales of investment securities other than U.S. Government and short-term securities were as follows:

                                               In thousands
                                      ------------------------------
Portfolio                             Purchases             Sales
--------------------------------------------------------------------
Technology                              $26,934           $16,692
Partner Small Cap Growth                 98,205            89,692
Partner Small Cap Value                  66,047            44,103
Small Cap Stock                          82,690            71,742
Small Cap Index                          53,163            44,186
Mid Cap Growth                          537,556           533,520
Mid Cap Growth II                        53,131            50,112
Mid Cap Stock                            75,829            63,387
Mid Cap Index                            34,822             8,692
Partner International Stock             340,310           304,664
Partner All Cap                          56,149            53,455
Large Cap Growth                      1,290,351         1,361,961
Large Cap Growth II                      52,710            49,444
Partner Growth Stock                     31,867            12,152
Large Cap Value                         123,336            73,145
Large Cap Stock                         261,907           170,039
Large Cap Index                          33,853             5,574
Real Estate Securities                   85,719            43,472
Balanced                                 17,093            20,944
High Yield                              349,608           340,516
Partner High Yield                       68,501            48,303
Income                                  409,838           440,431
Bond Index                                8,784             5,438
Limited Maturity Bond                    69,642            36,673
Mortgage Securities                      28,891             6,234

Purchases and sales of U.S. Government securities were:

                                               In thousands
                                      ------------------------------
Portfolio                             Purchases             Sales
--------------------------------------------------------------------
Balanced                               $367,365          $359,075
Bond Index                              437,304           415,782
Mortgage Securities                     177,901           166,242
Income                                  716,023           704,037
Limited Maturity Bond                   267,524           249,997

(B) Investments in Restricted Securities -- The High Yield and Partner
High Yield Portfolios own restricted securities that were purchased in private placement transactions without registration under the Securities
Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. For the High Yield and Partner High Yield
Portfolios, the aggregate value of restricted securities was $9,121,660 and $805,132 at June 30, 2004, which represented 1.08% and 0.86% of net assets, respectively. The Portfolios have no right to require registration of unregistered securities.

(C) Investments in High-Yielding Securities -- The High Yield and Partner
High Yield Portfolios invest primarily in high-yielding fixed-income securities. Each of the other Portfolios except the Money Market Portfolio may also invest in high-yielding securities. At the time of purchase, these securities are rated within or below the "BB" major rating category by Standard & Poor's Corporation or the "Ba" major rating category by
Moody's Investor Services, Inc. or are unrated and considered to be of comparable quality. High Yield securities generally will involve more risk than securities in the higher rating categories and are more likely to react to developments affecting market risk, interest rate risk and credit risk than are more highly rated securities.

(D) Investments in Options and Futures Contracts -- The movement in the price of the security underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the
Portfolio's hedging strategy unsuccessful and could result in a loss to the Portfolio. In the event that a liquid secondary market would not exist, the Portfolio could be prevented from entering into a closing transaction which could result in additional losses to the Portfolio.

(E) Written Option Contracts -- The number of contracts and premium amounts associated with call option contracts written during the six months ended June 30, 2004 were as follows:

                                         Large Cap Growth Portfolio
                                      ------------------------------
                                        Number of           Premium
                                        Contracts           Amount
--------------------------------------------------------------------
Balance at December 31, 2003                   --              $--
Opened                                      5,558          508,080
Closed                                     (4,695)        (377,518)
Expired                                      (292)         (23,748)
Exercised                                    (240)         (31,679)
                                      ------------     ------------
Balance at June 30, 2004                      331          $75,135
                                      ============     ============

                                             Income Portfolio
                                      ------------------------------
                                        Number of           Premium
                                        Contracts           Amount
--------------------------------------------------------------------
Balance at December 31, 2003                   --              $--
Opened                                      1,175          386,349
Closed                                       (525)        (209,449)
Expired                                      (650)        (176,900)
Exercised                                      --               --
                                      ------------     ------------
Balance at June 30, 2004                       --              $--
                                      ============     ============

(6) INVESTMENTS IN AFFILIATES

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio's holdings of an issuer represent 5%
or more of the outstanding voting securities of an issuer, or any affiliated mutual fund. A summary of transactions for the six months ended
June 30, 2004, in the Money Market Portfolio, is as follows:

                              Gross          Gross          Balance of                    Dividend Income
Portfolios invested in the    Purchases and  Sales and      Shares Held    Values         January 1, 2004 -
Money Market Portfolio        Additions      Reductions     June 30, 2004  June 30, 2004  June 30, 2004
-----------------------------------------------------------------------------------------------------------
Technology                    $8,900,091     $8,113,702    $2,586,312     $2,586,312      $6,921
Small Cap Stock               17,878,117     17,558,320     7,495,767      7,495,767      23,481
Small Cap Index                5,674,220      8,241,246     5,912,718      5,912,718      23,477
Mid Cap Growth II              6,625,309      5,907,485       717,824        717,824       2,401
Mid Cap Stock                 12,712,876     13,590,929     2,560,365      2,560,365      11,559
Mid Cap Index                 22,532,219     24,525,268     1,037,239      1,037,239       9,432
Large Cap Growth II            3,290,468      2,512,531       777,937        777,937         986
Large Cap Stock                6,135,947      7,376,689     7,158,938      7,158,938      24,207
Large Cap Index                  533,711      1,128,086     7,485,366      7,485,366      25,485
Balanced                         560,914      1,563,658     7,126,303      7,126,303      25,146
Partner High Yield            32,022,858     28,853,774     4,544,083      4,544,083       5,963
Bond Index                       136,886      1,346,256     7,348,051      7,348,051      25,333

(7) CAPITAL STOCK

The shares of each portfolio have equal rights and privileges with all shares of that portfolio. Shares in the Fund are currently sold only to separate accounts of Thrivent Financial, Thrivent Life Insurance Company
and retirement plans sponsored by Thrivent Financial.

Authorized capital stock consists of ten billion shares
as follows:

                                        Shares          Par
Portfolio                           Authorized          Value
-------------------------------------------------------------
Technology                         200,000,000          $0.01
Partner Small Cap Growth           200,000,000           0.01
Partner Small Cap Value            200,000,000           0.01
Small Cap Stock                    200,000,000           0.01
Small Cap Index                    200,000,000           0.01
Mid Cap Growth                     400,000,000           0.01
Mid Cap Growth II                  200,000,000           0.01
Mid Cap Stock                      200,000,000           0.01
Mid Cap Index                      200,000,000           0.01
Partner International Stock        400,000,000           0.01
Partner All Cap                    200,000,000           0.01
Large Cap Growth                 1,000,000,000           0.01
Large Cap Growth II                200,000,000           0.01
Partner Growth Stock               200,000,000           0.01
Large Cap Value                    200,000,000           0.01
Large Cap Stock                    200,000,000           0.01
Large Cap Index                    200,000,000           0.01
Real Estate Securities             200,000,000           0.01
Balanced                           400,000,000           0.01
High Yield                       1,000,000,000           0.01
Partner High Yield                 200,000,000           0.01
Income                           1,000,000,000           0.01
Bond Index                         200,000,000           0.01
Limited Maturity Bond              200,000,000           0.01
Mortgage Securities                200,000,000           0.01
Money Market                     2,000,000,000           0.01

Transactions in capital stock were as follows:

                                                                               Portfolios
                                        ----------------------------------------------------------------------------------------
                                                                                 Partner                       Partner
                                                 Technology                 Small Cap Growth              Small Cap Value
                                        ----------------------------  ----------------------------  ----------------------------
Year Ended December 31, 2003                Shares         Amount         Shares         Amount         Shares         Amount
------------------------------          -------------  -------------  -------------  -------------  -------------  -------------
Sold                                       4,823,906    $28,284,259      1,845,852    $17,485,023      1,910,903    $22,453,853
Dividends and distributions reinvested            --             --             --             --         43,312        594,561
Redeemed                                  (1,790,977)   (10,309,156)      (868,507)    (7,758,706)      (513,784)    (6,014,688)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                 3,032,929    $17,975,103        977,345     $9,726,317      1,440,431     17,033,726
                                        =============  =============  =============  =============  =============  =============

Six Months Ended June 30, 2004
------------------------------
Sold                                       2,179,623    $15,423,841        900,790     10,247,339      1,657,818    $23,592,258
Dividends and distributions reinvested            --             --             --             --         26,216        375,233
Redeemed                                    (643,605)    (4,472,975)      (275,978)    (3,111,760)      (112,806)    (1,598,926)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                 1,536,018    $10,950,866        624,812     $7,135,579      1,571,228    $22,368,565
                                        =============  =============  =============  =============  =============  =============

                                                                               Portfolios
                                        ----------------------------------------------------------------------------------------
                                                 Small Cap                    Small Cap                       Mid Cap
                                                   Stock                        Index                          Growth
                                        ----------------------------  ----------------------------  ----------------------------
Year Ended December 31, 2003                Shares         Amount         Shares         Amount         Shares         Amount
------------------------------          -------------  -------------  -------------  -------------  -------------  -------------
Sold                                       4,452,675    $44,642,445      3,449,368    $45,186,656      5,024,073    $57,232,893
Dividends and distributions reinvested         1,481         12,405        114,528      1,225,992             --             --
Redeemed                                  (1,726,441)   (16,543,427)    (2,367,059)   (29,843,141)    (4,661,508)   (48,568,711)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                 2,727,715    $28,111,423      1,196,837    $16,569,507        362,565     $8,664,182
                                        =============  =============  =============  =============  =============  =============

Six Months Ended June 30, 2004
------------------------------
Sold                                       1,864,094    $23,837,983      1,652,580    $27,203,498      2,457,613    $32,772,527
Issued in connection with acquisition of
LB Opportunity Growth Portfolio                   --             --             --             --     20,462,181    264,788,810
Dividends and distributions reinvested       172,297      2,220,561         96,017      1,587,468             --             --
Redeemed                                    (653,503)    (8,320,550)    (1,368,905)   (22,524,853)    (2,475,429)   (32,615,469)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                 1,382,888    $17,737,994        379,692     $6,266,113     20,444,365   $264,945,868
                                        =============  =============  =============  =============  =============  =============

                                                                               Portfolios
                                        ----------------------------------------------------------------------------------------
                                                   Mid Cap                       Mid Cap                       Mid Cap
                                                  Growth II                       Stock                         Index
                                        ----------------------------  ----------------------------  ----------------------------
Year Ended December 31, 2003                Shares         Amount         Shares         Amount         Shares         Amount
------------------------------          -------------  -------------  -------------  -------------  -------------  -------------
Sold                                       1,779,774    $12,765,663      4,042,917    $33,960,471      4,072,116    $40,363,265
Dividends and distributions reinvested            --             --         14,684        147,354         72,441        835,065
Redeemed                                  (1,005,783)    (6,994,956)      (864,831)    (7,222,548)    (1,071,749)   (10,270,767)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                   773,991     $5,770,707      3,192,770    $26,885,277      3,072,808    $30,927,563
                                        =============  =============  =============  =============  =============  =============

Six Months Ended June 30, 2004
------------------------------
Sold                                         770,580     $6,667,963      1,403,860    $14,416,156      2,307,638    $27,464,148
Dividends and distributions reinvested            --             --         72,508        751,663          3,905         47,021
Redeemed                                    (359,370)    (3,094,361)      (186,041)    (1,896,036)      (177,601)    (2,097,509)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                   411,210     $3,573,602      1,290,327    $13,271,783      2,133,942    $25,413,660
                                        =============  =============  =============  =============  =============  =============

                                                                               Portfolios
                                        ----------------------------------------------------------------------------------------
                                                   Partner                        Partner                      Large Cap
                                             International Stock                  All Cap                       Growth
                                        ----------------------------  ----------------------------  ----------------------------
Year Ended December 31, 2003                Shares         Amount         Shares         Amount         Shares         Amount
------------------------------          -------------  -------------  -------------  -------------  -------------  -------------
Sold                                       6,187,136    $53,934,818      2,015,036    $13,798,255     18,663,152   $217,054,665
Issued in connection with acquisition of
AAL Aggressive Growth Portfolio                   --             --             --             --        779,312     $4,208,880
Dividends and distributions reinvested       671,694      5,007,543          8,731         68,357      1,168,217     11,996,303
Redeemed                                  (6,529,914)   (55,215,685)    (1,410,924)    (9,416,992)   (29,426,316)  (335,169,557)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                   328,916     $3,726,676        612,843     $4,449,620     (8,815,635) $(101,909,709)
                                        =============  =============  =============  =============  =============  =============

Six Months Ended June 30, 2004
------------------------------
Sold                                       4,923,206    $25,262,768        824,125     $6,515,788      4,664,416    $64,941,588
Issued in connection with acquisition of
AAL International Portfolio               11,818,908    145,322,569             --             --             --             --
Dividends and distributions reinvested       555,191      6,011,108          4,594         36,778        878,518     12,368,748
Redeemed                                  (1,082,403)   (11,545,924)      (529,560)    (4,166,197)   (10,331,495)  (143,650,381)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                16,214,902   $165,050,521        299,159     $2,386,369     (4,788,561)  $(66,340,045)
                                        =============  =============  =============  =============  =============  =============

                                                                               Portfolios
                                        ----------------------------------------------------------------------------------------
                                                  Large Cap                      Partner                      Large Cap
                                                  Growth II                    Growth Stock                     Value
                                        ----------------------------  ----------------------------  ----------------------------
Year Ended December 31, 2003                Shares         Amount         Shares         Amount         Shares         Amount
------------------------------          -------------  -------------  -------------  -------------  -------------  -------------
Sold                                       1,883,565    $15,628,090      3,131,519    $27,795,351      7,287,280    $87,640,742
Issued in connection with acquisition of
AAL Equity Income Portfolio                       --             --             --             --      3,881,231     $5,951,957
Dividends and distributions reinvested         3,299         29,963         11,159        113,741        206,594      2,015,737
Redeemed                                    (882,097)    (7,293,827)    (1,037,698)    (8,666,790)    (1,063,796)    (8,807,326)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                 1,004,767     $8,364,226      2,104,980    $19,242,302     10,311,309    $86,801,110
                                        =============  =============  =============  =============  =============  =============

Six Months Ended June 30, 2004
------------------------------
Sold                                         605,820     $5,594,745      2,156,853    $22,315,541      5,342,864    $53,173,163
Dividends and distributions reinvested             5             45             72            757             27            270
Redeemed                                    (364,439)    (3,344,393)      (239,269)    (2,461,357)      (292,469)    (2,901,109)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                   241,386     $2,250,397      1,917,656    $19,854,941      5,050,422    $50,272,324
                                        =============  =============  =============  =============  =============  =============

                                                                               Portfolios
                                        ----------------------------------------------------------------------------------------
                                                  Large Cap                     Large Cap                     Real Estate
                                                    Stock                         Index                       Securities 1
                                        ----------------------------  ----------------------------  ----------------------------
Year Ended December 31, 2003                Shares         Amount         Shares         Amount         Shares         Amount
------------------------------          -------------  -------------  -------------  -------------  -------------  -------------
Sold                                      22,962,035   $177,340,232      4,658,362    $80,875,043      4,541,051    $52,064,254
Dividends and distributions reinvested       153,420      1,312,597        536,219      7,932,231        107,242      1,357,767
Redeemed                                    (916,500)    (6,839,636)    (2,675,101)   (44,540,125)      (555,081)    (6,521,666)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                22,198,955   $171,813,193      2,519,480    $44,267,149      4,093,212    $46,900,355
                                        =============  =============  =============  =============  =============  =============

Six Months Ended June 30, 2004
------------------------------
Sold                                      10,188,296    $88,111,412      2,977,150    $59,580,261      3,420,786    $44,717,867
Dividends and distributions reinvested            99            863        420,809      8,496,133         22,800        305,958
Redeemed                                    (246,706)    (2,115,944)    (1,507,420)   (30,074,929)      (192,642)    (2,449,619)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                 9,941,689    $85,996,331      1,890,539    $38,001,465      3,250,944    $42,574,206
                                        =============  =============  =============  =============  =============  =============

                                                                               Portfolios
                                        ----------------------------------------------------------------------------------------
                                                                                                              Partner
                                                  Balanced                     High Yield                    High Yield
                                        ----------------------------  ----------------------------  ----------------------------
Year Ended December 31, 2003                Shares         Amount         Shares         Amount         Shares         Amount
------------------------------          -------------  -------------  -------------  -------------  -------------  -------------
Sold                                       5,371,450    $71,328,347      8,712,487    $42,181,021      6,625,582    $42,099,030
Dividends and distributions reinvested     1,616,171     19,552,920     14,684,952     70,324,837        698,907      4,438,738
Redeemed                                  (5,778,503)   (75,565,281)   (21,403,217)  (100,868,278)    (3,134,237)   (20,073,839)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                 1,209,118    $15,315,986      1,994,222    $11,637,580      4,190,252    $26,463,929
                                        =============  =============  =============  =============  =============  =============

Six Months Ended June 30, 2004
------------------------------
Sold                                       2,998,383    $43,279,069      5,954,331    $30,420,405      3,317,295    $22,066,982
Dividends and distributions reinvested     1,118,126     16,194,049      6,703,508     34,161,688        438,644      2,903,383
Redeemed                                  (2,839,112)   (40,836,718)    (9,915,003)   (50,370,704)      (631,476)    (4,182,948)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                 1,277,397    $18,636,400      2,742,836    $14,211,389      3,124,463    $20,787,417
                                        =============  =============  =============  =============  =============  =============

                                                                               Portfolios
                                        ----------------------------------------------------------------------------------------
                                                                                 Bond                         Limited
                                                  Income                         Index                      Maturity Bond
                                        ----------------------------  ----------------------------  ----------------------------
Year Ended December 31, 2003                Shares         Amount         Shares         Amount         Shares         Amount
------------------------------          -------------  -------------  -------------  -------------  -------------  -------------
Sold                                       6,121,083    $61,591,408      9,266,183    $98,674,088      9,831,117   $100,608,578
Dividends and distributions reinvested     4,956,115     49,881,065        907,860      9,651,828        743,874      7,611,565
Redeemed                                 (23,057,585)  (231,798,678)    (4,302,734)   (45,553,803)    (4,827,404)   (49,305,388)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                               (11,980,387) $(120,326,205)     5,871,309    $62,772,113      5,747,587    $58,914,755
                                        =============  =============  =============  =============  =============  =============

Six Months Ended June 30, 2004
------------------------------
Sold                                       3,462,286    $35,249,654      3,232,689    $34,095,137      6,864,321    $69,833,200
Dividends and distributions reinvested     2,188,750     22,239,510        593,637      6,246,233        374,528      3,810,343
Redeemed                                  (9,252,405)   (93,992,910)    (1,446,631)   (15,145,179)    (1,006,327)   (10,256,137)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                (3,601,369)  $(36,503,746)     2,379,695    $25,196,191      6,232,522    $63,387,406
                                        =============  =============  =============  =============  =============  =============

                                                               Portfolios
                                        ----------------------------------------------------------
                                                  Mortgage                        Money
                                                 Securities /1/                   Market
                                        ----------------------------  ----------------------------
Year Ended December 31, 2003                Shares         Amount         Shares         Amount
------------------------------          -------------  -------------  -------------  -------------
Sold                                       3,926,000    $39,072,949    171,924,976   $171,924,976
Issued in connection with acquisition of
AAL Money Market Portfolio                        --             --     69,462,396    $69,462,396
Dividends and distributions reinvested        44,197        438,661      2,643,168      2,643,168
Redeemed                                  (1,181,571)   (11,749,953)  (273,640,417)  (273,640,417)
                                        -------------  -------------  -------------  -------------
Net change                                 2,788,626    $27,761,657    (29,609,877)  $(29,609,877)
                                        =============  =============  =============  =============

Six Months Ended June 30, 2004
------------------------------
Sold                                       1,859,316    $18,529,167     91,004,755    $91,004,755
Dividends and distributions reinvested        70,401        699,656        857,933        857,933
Redeemed                                    (143,037)    (1,420,076)  (127,481,455)  (127,481,455)
                                        -------------  -------------  -------------  -------------
Net change                                 1,786,680    $17,808,747    (35,618,767)  $(35,618,767)
                                        =============  =============  =============  =============

/1/ Portfolio's inception was April 30, 2003. Activity for the year ended December 31, 2003 reflects eight months of operations.

(8) FORWARD CURRENCY CONTRACTS

As of June 30, 2004 the Partner International Stock Portfolio had entered into forward foreign currency contracts, as summarized below, resulting in net unrealized depreciation of $5,865:

                          Expiration                         Contract      Market Value      Unrealized
Purchased                       Date           Quantity        Amount     End of Period    Depreciation
-------------------------------------------------------------------------------------------------------
Japanese yen (JPY)            7/1/04         21,238,021      $195,742          $194,639          $1,103
Sold
Australian dollar (AUDC)      7/2/04          1,314,823       911,172           915,934           4,762
                                                                                               --------
                                                                                        TOTAL    $5,865
                                                                                               ========

(9) LINE OF CREDIT

Effective May 1, 2003, the Thrivent Series Fund, Inc., along with The AAL
Mutual Funds and The Lutheran Brotherhood Family of Funds entered into an unsecured $75 million bank line of credit agreement with State Street Bank and Trust Company. Borrowings under the agreement would bear interest at the Federal Funds rate plus 0.50%. The Funds were allowed to borrow money for temporary or emergency purposes to fund shareholder redemptions. The
Portfolios did not borrow against the line during the six months ended
June 30, 2004. The line of credit was allowed to expire on April 29, 2004.

(10) PROXY VOTING

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities are attached to the Fund's
Statement of Additional Information. You may request a free copy of the
Statement of Additional Information by calling 800-947-4836. You may also review the Statement of Additional Information at the Thrivent Financial
web site (www.thrivent.com) or the SEC web site (www.sec.gov).

This page is intentionally left blank.

Thrivent Series Fund, Inc.
Financial Highlights

                                                                   Technology Portfolio
-----------------------------------------------------------------------------------------------------
                                                      Six Months
                                                           Ended        Year        Year       Period
                                                       6/30/2004       Ended       Ended        Ended
For a share outstanding throughout each period (a)    (unaudited) 12/31/2003  12/31/2002   12/31/2001(e)
                                                      ----------  ----------  ----------   ----------
Net Asset Value, Beginning of Period                       $6.94       $4.59       $7.87       $10.00
                                                      ----------  ----------  ----------   ----------
Income from Investment Operations
Net investment income/(loss)                               (0.01)      (0.01)      (0.01)       (0.02)
Net realized and unrealized gain/(loss)
on investments (b)                                          0.07        2.36       (3.27)       (2.11)
                                                      ----------  ----------  ----------   ----------
Total from Investment Operations                            0.06        2.35       (3.28)       (2.13)
                                                      ----------  ----------  ----------   ----------
Less Distributions from
Net investment income                                         --          --          --           --
Net realized gain on investments                              --          --          --           --
                                                      ----------  ----------  ----------   ----------
Total Distributions                                           --          --          --           --
                                                      ----------  ----------  ----------   ----------
Net Asset Value, End of period                             $7.00       $6.94       $4.59        $7.87
                                                      ----------  ----------  ----------   ----------
Total return (c)                                            0.76%      51.36%     (41.71)%     (21.30)%
Net assets, end of period (in millions)                    $52.2       $41.2       $13.3         $8.8
Ratio of expenses to average net assets (d)                 0.73%       0.73%       0.74%        0.75%
Ratio of net investment income/(loss)
to average net assets (d)                                  (0.35)%     (0.36)%     (0.50)%      (0.40)%
Portfolio turnover rate                                       37%         68%         57%          44%

If the Adviser had not reimbursed expenses
and the Portfolio had not received credits
for directed brokerage transactions or fees
paid indirectly the ratios would have been:
Ratio of expenses to average net assets (d)                 0.93%       1.17%       1.59%        1.76%
Ratio of net investment loss to average
net assets (d)                                             (0.55)%     (0.80)%     (1.35)%      (1.41)%

                                                                        Partner Small Cap
                                                                    Growth Portfolio
-----------------------------------------------------------------------------------------------------
                                                      Six Months
                                                           Ended        Year        Year       Period
                                                       6/30/2004       Ended       Ended        Ended
For a share outstanding throughout each period (a)    (unaudited) 12/31/2003  12/31/2002   12/31/2001(f)
                                                      ----------  ----------  ----------   ----------
Net Asset Value, Beginning of Period                      $11.07       $7.70      $10.55       $10.00
                                                      ----------  ----------  ----------   ----------
Income from Investment Operations
Net investment income/(loss)                               (0.04)      (0.04)      (0.04)       (0.01)
Net realized and unrealized gain/(loss)
on investments (b)                                          0.49        3.41       (2.81)        0.56
                                                      ----------  ----------  ----------   ----------
Total from Investment Operations                            0.45        3.37       (2.85)        0.55
                                                      ----------  ----------  ----------   ----------
Less Distributions from
Net investment income                                         --          --          --           --
Net realized gain on investments                              --          --          --           --
                                                      ----------  ----------  ----------   ----------
Total Distributions                                           --          --          --           --
                                                      ----------  ----------  ----------   ----------
Net Asset Value, End of period                            $11.52      $11.07       $7.70       $10.55
                                                      ----------  ----------  ----------   ----------
Total return (c)                                            4.02%      43.83%     (27.02)%       5.50%
Net assets, end of period (in millions)                    $48.9       $40.1       $20.3         $5.7
Ratio of expenses to average net assets (d)                 1.00%       1.00%       1.00%        1.00%
Ratio of net investment income/(loss)
to average net assets (d)                                  (0.68)%     (0.57)%     (0.52)%      (0.74)%
Portfolio turnover rate                                      213%         52%         29%           0%

If the Adviser had not reimbursed expenses
and the Portfolio had not received credits
for directed brokerage transactions or fees
paid indirectly the ratios would have been:
Ratio of expenses to average net assets (d)                 1.20%       1.28%       1.11%
Ratio of net investment loss to average
net assets (d)                                             (0.88)%     (0.85)%     (0.63)%

                                                           Partner Small
                                                        Cap Value Portfolio
----------------------------------------------------------------------------
                                                      Six Months
                                                           Ended      Period
                                                       6/30/2004       Ended
For a share outstanding throughout each period (a)    (unaudited) 12/31/2003(g)
                                                      ----------  ----------
Net Asset Value, Beginning of Period                      $13.73      $10.00
                                                      ----------  ----------
Income from Investment Operations
Net investment income/(loss)                                0.01        0.01
Net realized and unrealized gain/(loss)
on investments (b)                                          1.25        4.15
                                                      ----------  ----------
Total from Investment Operations                            1.26        4.16
                                                      ----------  ----------
Less Distributions from
Net investment income                                         --       (0.01)
Net realized gain on investments                           (0.19)      (0.42)
                                                      ----------  ----------
Total Distributions                                        (0.19)      (0.43)
                                                      ----------  ----------
Net Asset Value, End of period                            $14.80      $13.73
                                                      ----------  ----------
Total return (c)                                            9.23%      41.55%
Net assets, end of period (in millions)                    $44.6       $19.8
Ratio of expenses to average net assets (d)                 0.80%       0.80%
Ratio of net investment income/(loss)
to average net assets (d)                                   0.24%       0.12%
Portfolio turnover rate                                      145%         54%

If the Adviser had not reimbursed expenses
and the Portfolio had not received credits
for directed brokerage transactions or fees
paid indirectly the ratios would have been:
Ratio of expenses to average net assets (d)                 1.06%       1.69%
Ratio of net investment loss to average
net assets (d)                                             (0.02)%     (0.77)%

                                                                       Small Cap
                                                                    Stock Portfolio
-----------------------------------------------------------------------------------------------------
                                                      Six Months
                                                           Ended        Year        Year       Period
                                                       6/30/2004       Ended       Ended        Ended
For a share outstanding throughout each period (a)    (unaudited) 12/31/2003  12/31/2002   12/31/2001(e)
                                                      ----------  ----------  ----------   ----------
Net Asset Value, Beginning of Period                      $12.34       $8.81      $11.09       $10.00
Income from Investment Operations
Net investment income/(loss)                                  --          --          --         0.01
Net realized and unrealized gain/(loss)
on investments (b)                                          1.01        3.53       (2.26)        1.10
                                                      ----------  ----------  ----------   ----------
Total from Investment Operations                            1.01        3.53       (2.26)        1.11
                                                      ----------  ----------  ----------   ----------
Less Distributions from
Net investment income                                         --          --          --        (0.01)
Net realized gain on investments                           (0.17)         --       (0.02)       (0.01)
                                                      ----------  ----------  ----------   ----------
Total Distributions                                        (0.17)         --       (0.02)       (0.02)
                                                      ----------  ----------  ----------   ----------
Net Asset Value, End of period                            $13.18      $12.34       $8.81       $11.09
                                                      ----------  ----------  ----------   ----------
Total return (c)                                            8.18%      40.19%     (20.41)%      11.10%
Net assets, end of period (in millions)                   $185.7      $156.9       $87.9        $23.7
Ratio of expenses to average net assets (d)                 0.77%       0.69%       0.69%        0.70%
Ratio of net investment income/(loss)
to average net assets (d)                                   0.02%       0.00%       0.04%        0.15%
Portfolio turnover rate                                       44%        122%         92%          46%

If the Adviser had not reimbursed expenses
and the Portfolio had not received credits
for directed brokerage transactions or fees
paid indirectly the ratios would have been:
Ratio of expenses to average net assets (d)                 0.80%       0.82%       0.96%        1.35%
Ratio of net investment loss to average
net assets (d)                                             (0.01)%     (0.13)%     (0.23)%      (0.50)%

                                                                    Small Cap Index Portfolio
--------------------------------------------------------------------------------------------------------------------
                                             Six Months
                                                  Ended         Year        Year        Year        Year        Year
For a share outstanding throughout each       6/30/2004        Ended       Ended       Ended       Ended       Ended
period (a)                                   (unaudited)  12/31/2003  12/31/2002  12/31/2001  12/31/2000  12/31/1999
                                             ----------   ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period             $15.83       $11.52      $13.59      $13.64      $13.20      $12.40
                                             ----------   ----------  ----------  ----------  ----------  ----------
Income from Investment Operations
Net investment income/(loss)                       0.05         0.07        0.05        0.05        0.06        0.06
Net realized and unrealized gain/(loss)
on investments (b)                                 1.50         4.29       (2.07)       0.82        1.44        1.43
                                             ----------   ----------  ----------  ----------  ----------  ----------
Total from Investment Operations                   1.55         4.36       (2.02)       0.87        1.50        1.49
                                             ----------   ----------  ----------  ----------  ----------  ----------
Less Distributions from
Net investment income                             (0.06)       (0.05)         --       (0.05)      (0.06)      (0.06)
Net realized gain on investments                     --           --       (0.05)      (0.87)      (1.00)      (0.63)
                                             ----------   ----------  ----------  ----------  ----------  ----------
Total Distributions                               (0.06)       (0.05)      (0.05)      (0.92)      (1.06)      (0.69)
                                             ----------   ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of period                   $17.32       $15.83      $11.52      $13.59      $13.64      $13.20
                                             ----------   ----------  ----------  ----------  ----------  ----------
Total return (c)                                   9.79%       38.16%     (14.87)%      6.38%      11.23%      12.19%
Net assets, end of period (in millions)          $438.4       $394.8      $273.4      $324.5      $304.7      $226.0
Ratio of expenses to average net assets (d)        0.38%        0.40%       0.40%       0.39%       0.35%       0.35%
Ratio of net investment income/(loss)
to average net assets (d)                          0.64%        0.52%       0.40%       0.40%       0.43%       0.49%
Portfolio turnover rate                              11%          15%         17%         20%         46%         31%

If the Adviser had not reimbursed expenses
and the Portfolio had not received credits
for directed brokerage transactions or fees
paid indirectly the ratios would have been:
Ratio of expenses to average net assets (d)        0.39%        0.40%       0.40%       0.40%       0.40%       0.41%
Ratio of net investment income/(loss)
to average net assets (d)                          0.63%        0.52%       0.40%       0.39%       0.37%       0.44%

                                                                   Mid Cap Growth Portfolio
--------------------------------------------------------------------------------------------------------------------
                                             Six Months
                                                  Ended         Year        Year        Year        Year        Year
For a share outstanding throughout each       6/30/2004        Ended       Ended       Ended       Ended       Ended
period (a)                                   (unaudited)  12/31/2003  12/31/2002  12/31/2001  12/31/2000  12/31/1999
                                             ----------   ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period             $13.08        $9.63      $13.04      $17.59      $16.62      $11.13
                                             ----------   ----------  ----------  ----------  ----------  ----------
Income from Investment Operations
Net investment income/(loss)                         --           --          --        0.01        0.07        0.02
Net realized and unrealized gain/(loss)
on investments (b)                                 0.42         3.45       (3.39)      (3.39)       2.24        5.49
                                             ----------   ----------  ----------  ----------  ----------  ----------
Total from Investment Operations                   0.42         3.45       (3.39)      (3.38)       2.31        5.51
                                             ----------   ----------  ----------  ----------  ----------  ----------
Less Distributions from
Net investment income                                --           --       (0.02)      (0.07)         --       (0.02)
Net realized gain on investments                     --           --          --       (1.10)      (1.34)         --
                                             ----------   ----------  ----------  ----------  ----------  ----------
Total Distributions                                  --           --       (0.02)      (1.17)      (1.34)      (0.02)
                                             ----------   ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of period                   $13.50       $13.08       $9.63      $13.04      $17.59      $16.62
                                             ----------   ----------  ----------  ----------  ----------  ----------
Total return (c)                                   3.16%       35.92%     (26.09)%    (19.74)%     13.37%      49.64%
Net assets, end of period (in millions)          $769.9       $478.8      $348.8      $537.9      $588.6      $271.7
Ratio of expenses to average net assets (d)        0.47%        0.40%       0.40%       0.40%       0.40%       0.40%
Ratio of net investment income/(loss)
to average net assets (d)                         (0.08)%      (0.03)%     (0.06)%      0.12%       0.49%       0.26%
Portfolio turnover rate                              76%          79%         51%        121%        117%        148%

If the Adviser had not reimbursed expenses
and the Portfolio had not received credits
for directed brokerage transactions or fees
paid indirectly the ratios would have been:
Ratio of expenses to average net assets (d)        0.48%        0.44%       0.45%
Ratio of net investment income/(loss)
to average net assets (d)                         (0.09)%      (0.07)%     (0.11)%

                                                     Mid Cap Growth Portfolio II
------------------------------------------------------------------------------------------
                                            Six Months
                                                 Ended        Year        Year        Year
For a share outstanding throughout each      6/30/2004       Ended       Ended       Ended
period (a)                                  (unaudited) 12/31/2003  12/31/2002  12/31/2001(f)
                                            ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period             $8.19       $5.96      $10.60      $10.00
                                            ----------  ----------  ----------  ----------
Income from Investment Operations
Net investment income/(loss)                     (0.01)      (0.03)      (0.02)         --
Net realized and unrealized gain/(loss)
on investments (b)                                0.63        2.26       (4.60)       0.60
                                            ----------  ----------  ----------  ----------
Total from Investment Operations                  0.62        2.23       (4.62)       0.60
                                            ----------  ----------  ----------  ----------
Less Distributions from
Net investment income                               --          --          --          --
Net realized gain on investments                    --          --       (0.02)         --
                                            ----------  ----------  ----------  ----------
Total Distributions                                 --          --       (0.02)         --
                                            ----------  ----------  ----------  ----------
Net Asset Value, End of period                   $8.81       $8.19       $5.96      $10.60
                                            ----------  ----------  ----------  ----------
Total return (c)                                  7.67%      37.34%     (43.66)%      5.99%
Net assets, end of period (in millions)          $36.4       $30.5       $17.6        $6.1
Ratio of expenses to average net assets (d)       0.58%       0.90%       0.90%       0.90%
Ratio of net investment income/(loss)
to average net assets (d)                        (0.23)%     (0.47)%     (0.36)%     (0.53)%
Portfolio turnover rate                            149%        105%        171%         15%

If the Adviser had not reimbursed expenses
and the Portfolio had not received credits
for directed brokerage transactions or fees
paid indirectly the ratios would have been:
Ratio of expenses to average net assets (d)       1.25%       1.34%       1.02%
Ratio of net investment income/(loss)
to average net assets (d)                        (0.90)%     (0.91)%     (0.48)%

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

(e) Since inception, March 1, 2001.

(f) Since inception, November 30, 2001.

(g) Since inception, April 30, 2003.

The accompanying notes to the financial statements are an integral part of this schedule.

Thrivent Series Fund, Inc.
Financial Highlights - continued
                                                       Mid Cap Stock Portfolio
------------------------------------------------------------------------------------------
                                            Six Months
                                                 Ended        Year        Year      Period
For a share outstanding throughout each      6/30/2004       Ended       Ended       Ended
period (a)                                  (unaudited) 12/31/2003  12/31/2002  12/31/2001(e)
                                            ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period            $10.04       $7.60       $9.02      $10.00
                                            ----------  ----------  ----------  ----------
Income from Investment Operations
Net investment income                             0.01        0.02        0.02        0.02
Net realized and unrealized gain/(loss)
on investments (b)                                0.62        2.44       (1.42)      (0.98)
                                            ----------  ----------  ----------  ----------
Total from Investment Operations                  0.63        2.46       (1.40)      (0.96)
                                            ----------  ----------  ----------  ----------
Less Distributions from
Net investment income                               --       (0.02)      (0.02)      (0.02)
Net realized gain on investments                 (0.10)         --          --          --
                                            ----------  ----------  ----------  ----------
Total Distributions                              (0.10)      (0.02)      (0.02)      (0.02)
                                            ----------  ----------  ----------  ----------
Net Asset Value, End of period                  $10.57      $10.04       $7.60       $9.02
                                            ----------  ----------  ----------  ----------
Total return (c)                                  6.26%      32.28%     (15.46)%     (9.61)%
Net  assets, end of period (in millions)         $90.9       $73.4       $31.3       $21.5
Ratio of expenses to average net assets (d)       0.68%       0.68%       0.68%       0.70%
Ratio of net investment income
to average net assets (d)                         0.21%       0.31%       0.36%       0.41%
Portfolio turnover rate                             80%         85%         59%         95%

If the Adviser had not reimbursed expenses
and the Portfolio had not received credits
for directed brokerage transactions or fees
paid indirectly the ratios would have been:
Ratio of expenses to average net assets (d)       0.87%       1.01%       1.05%       1.45%
Ratio of net investment income/(loss)
to average net assets (d)                         0.02%      (0.02)%     (0.01)%     (0.34)%

                                                          Mid Cap Index Portfolio
------------------------------------------------------------------------------------------
                                            Six Months
                                                 Ended        Year        Year      Period
For a share outstanding throughout each      6/30/2004       Ended       Ended       Ended
period (a)                                  (unaudited) 12/31/2003  12/31/2002  12/31/2001(e)
                                            ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period            $11.53       $8.65      $10.23      $10.00
                                            ----------  ----------  ----------  ----------
Income from Investment Operations
Net investment income                             0.04        0.06        0.05        0.06
Net realized and unrealized gain/(loss)
on investments (b)                                0.62        2.95       (1.54)       0.25
                                            ----------  ----------  ----------  ----------
Total from Investment Operations                  0.66        3.01       (1.49)       0.31
                                            ----------  ----------  ----------  ----------
Less Distributions from
Net investment income                               --       (0.06)      (0.05)      (0.06)
Net realized gain on investments                 (0.01)      (0.07)      (0.04)      (0.02)
                                            ----------  ----------  ----------  ----------
Total Distributions                              (0.01)      (0.13)      (0.09)      (0.08)
                                            ----------  ----------  ----------  ----------
Net Asset Value, End of period                  $12.18      $11.53       $8.65      $10.23
                                            ----------  ----------  ----------  ----------
Total return (c)                                  5.75%      34.80%     (14.65)%      3.11%
Net  assets, end of period (in millions)        $106.5       $76.2       $30.6       $14.3
Ratio of expenses to average net assets (d)       0.48%       0.36%       0.34%       0.35%
Ratio of net investment income
to average net assets (d)                         0.73%       0.88%       0.79%       0.80%
Portfolio turnover rate                             10%         25%         14%         20%

If the Adviser had not reimbursed expenses
and the Portfolio had not received credits
for directed brokerage transactions or fees
paid indirectly the ratios would have been:
Ratio of expenses to average net assets (d)       0.50%       0.64%       0.83%       1.13%
Ratio of net investment income/(loss)
to average net assets (d)                         0.71%       0.60%       0.30%       0.02%

                                                              Partner International Stock Portfolio
--------------------------------------------------------------------------------------------------------------------
                                             Six Months
                                                  Ended         Year        Year        Year        Year       Year
For a share outstanding throughout            6/30/2004        Ended       Ended       Ended       Ended      Ended
each period (a)                              (unaudited)  12/31/2003  12/31/2002  12/31/2001  12/31/2000 12/31/1999
--------------------------------------------------------------------------------------------------------------------
                                             ----------   ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period             $10.62        $8.23      $10.02      $13.83      $16.93      $12.67
                                             ----------   ----------  ----------  ----------  ----------  ----------
Income from Investment Operations
Net investment income                              0.08         0.11        0.10        0.07        0.06        0.11
Net realized and unrealized gain/(loss)
on investments (b)                                 0.18         2.41       (1.85)      (2.81)      (2.73)       4.21
                                             ----------   ----------  ----------  ----------  ----------  ----------
Total from Investment Operations                   0.26         2.52       (1.75)      (2.74)      (2.67)       4.32
                                             ----------   ----------  ----------  ----------  ----------  ----------
Less Distributions from
Net investment income                             (0.15)       (0.13)      (0.04)      (0.05)         --       (0.06)
Net realized gain on investments                     --           --          --       (1.02)      (0.43)         --
                                             ----------   ----------  ----------  ----------  ----------  ----------
Total Distributions                               (0.15)       (0.13)      (0.04)      (1.07)      (0.43)      (0.06)
                                             ----------   ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of period                   $10.73       $10.62       $8.23      $10.02      $13.83      $16.93
                                             ----------   ----------  ----------  ----------  ----------  ----------
Total return (c)                                   2.41%       31.27%     (17.43)%    (21.03)%    (16.12)%     34.13%
Net  assets, end of period (in millions)         $599.1       $420.7      $323.3      $440.0      $561.3      $550.1
Ratio of expenses to average net assets (d)        0.96%        0.85%       0.85%       0.85%       0.85%       0.85%
Ratio of net investment income
to average net assets (d)                          1.96%        1.28%       1.08%       0.68%       0.44%       0.89%
Portfolio turnover rate                              58%          26%         20%         30%         38%         23%

If the Adviser had not reimbursed expenses
and the Portfolio had not received credits
for directed brokerage transactions or fees
paid indirectly the ratios would have been:
Ratio of expenses to average net assets (d)        0.96%        0.96%       0.95%
Ratio of net investment income/(loss)
to average net assets (d)                          1.96%        1.17%       0.98%

                                                       Partner All Cap Portfolio
------------------------------------------------------------------------------------------
                                            Six Months
                                                 Ended        Year        Year      Period
For a share outstanding throughout each      6/30/2004       Ended       Ended       Ended
period (a)                                  (unaudited) 12/31/2003  12/31/2002  12/31/2001(f)
                                            ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period             $7.83       $6.35      $10.30      $10.00
                                            ----------  ----------  ----------  ----------
Income from Investment Operations
Net investment income/(loss)                      0.01        0.02       (0.01)         --
Net realized and unrealized gain/(loss)
on investments (b)                                0.30        1.47       (3.93)       0.30
                                            ----------  ----------  ----------  ----------
Total from Investment Operations                  0.31        1.49       (3.94)       0.30
                                            ----------  ----------  ----------  ----------
Less Distributions from
Net investment income                            (0.01)      (0.01)         --          --
Net realized gain on investments                    --          --       (0.01)         --
                                            ----------  ----------  ----------  ----------
Total Distributions                              (0.01)      (0.01)      (0.01)         --
                                            ----------  ----------  ----------  ----------
Net Asset Value, End of period                   $8.13       $7.83       $6.35      $10.30
                                            ----------  ----------  ----------  ----------
Total return (c)                                  4.03%      23.52%     (38.33)%      3.10%
Net assets, end of period (in millions)          $53.0       $48.6       $35.5        $6.4
Ratio of expenses to average net assets (d)       0.95%       0.95%       0.95%       0.95%
Ratio of net investment income/(loss)
to average net assets (d)                         0.25%       0.26%      (0.18)%     (0.36)%
Portfolio turnover rate                            108%        163%        192%         29%

If the Adviser had not reimbursed expenses
and the Portfolio had not received credits
for fees paid indirectly the ratios
would have been:
Ratio of expenses to average net assets (d)       1.17%       1.12%       1.03%
Ratio of net investment income/(loss)
to average net assets (d)                         0.03%       0.09%      (0.26)%

                                                                  Large Cap Growth Portfolio
--------------------------------------------------------------------------------------------------------------------
                                             Six Months
                                                  Ended         Year        Year        Year        Year        Year
For a share outstanding throughout            6/30/2004        Ended       Ended       Ended       Ended       Ended
each period (a)                              (unaudited)  12/31/2003  12/31/2002  12/31/2001  12/31/2000  12/31/1999
--------------------------------------------------------------------------------------------------------------------
                                             ----------   ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period             $13.78       $10.62      $15.25      $24.06      $30.24      $23.51
                                             ----------   ----------  ----------  ----------  ----------  ----------
Income from Investment Operations
Net investment income/(loss)                       0.03         0.07        0.07        0.07        0.13        0.11
Net realized and unrealized gain/(loss)
on investments (b)                                 0.32         3.15       (4.63)      (4.13)      (1.18)       9.14
                                             ----------   ----------  ----------  ----------  ----------  ----------
Total from Investment Operations                   0.35         3.22       (4.56)      (4.06)      (1.05)       9.25
                                             ----------   ----------  ----------  ----------  ----------  ----------
Less Distributions from
Net investment income                             (0.07)       (0.06)      (0.07)      (0.05)      (0.08)      (0.11)
Net realized gain on investments                     --           --         --        (4.70)      (5.05)      (2.41)
                                             ----------   ----------  ----------  ----------  ----------  ----------
Total Distributions                               (0.07)       (0.06)      (0.07)      (4.75)      (5.13)      (2.52)
                                             ----------   ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of period                   $14.06       $13.78      $10.62      $15.25      $24.06      $30.24
                                             ----------   ----------  ----------  ----------  ----------  ----------
Total return (c)                                   2.54%       30.49%     (29.99)%    (19.13)%     (4.95)%     43.61%
Net assets, end of period (in millions)        $2,462.0     $2,478.8    $2,004.7    $3,607.7    $4,695.7    $4,913.3
Ratio of expenses to average net assets (d)        0.45%        0.40%       0.40%       0.40%       0.40%       0.40%
Ratio of net investment income/(loss)
to average net assets (d)                          0.36%        0.56%       0.48%       0.43%       0.48%       0.45%
Portfolio turnover rate                              53%         101%         83%         94%        108%        124%

If the Adviser had not reimbursed expenses
and the Portfolio had not received credits
for fees paid indirectly the ratios
would have been:
Ratio of expenses to average net assets (d)        0.45%        0.42%       0.42%
Ratio of net investment income/(loss)
to average net assets (d)                          0.36%        0.54%       0.46%

                                                       Large Cap Growth Portfolio II
------------------------------------------------------------------------------------------
                                            Six Months
                                                 Ended        Year        Year      Period
For a share outstanding throughout each      6/30/2004       Ended       Ended       Ended
period (a)                                  (unaudited) 12/31/2003  12/31/2002  12/31/2001(f)
                                            ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period             $9.08       $7.40      $10.08      $10.00
                                            ----------  ----------  ----------  ----------
Income from Investment Operations
Net investment income/(loss)                      0.01        0.01        0.01          --
Net realized and unrealized gain/(loss)
on investments (b)                                0.21        1.68       (2.68)       0.08
                                            ----------  ----------  ----------  ----------
Total from Investment Operations                  0.22        1.69       (2.67)       0.08
                                            ----------  ----------  ----------  ----------
Less Distributions from
Net investment income                               --       (0.01)      (0.01)         --
Net realized gain on investments                    --          --          --          --
                                            ----------  ----------  ----------  ----------
Total Distributions                                 --       (0.01)      (0.01)         --
                                            ----------  ----------  ----------  ----------
Net Asset Value, End of period                   $9.30       $9.08       $7.40      $10.08
                                            ----------  ----------  ----------  ----------
Total return (c)                                  2.36%      22.75%     (26.53)%      0.89%
Net assets, end of period (in millions)          $42.3       $39.1       $24.5        $5.9
Ratio of expenses to average net assets (d)       0.55%       0.80%       0.80%       0.80%
Ratio of net investment income/(loss)
to average net assets (d)                         0.26%       0.10%       0.12%       0.05%
Portfolio turnover rate                            123%        261%        214%         13%

If the Adviser had not reimbursed expenses
and the Portfolio had not received credits
for fees paid indirectly the ratios
would have been:
Ratio of expenses to average net assets (d)       1.20%       1.26%       0.90%
Ratio of net investment income/(loss)
to average net assets (d)                        (0.39)%     (0.36)%      0.02%

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

(e) Since inception, March 1, 2001.

(f) Since inception, November 30, 2001.

The accompanying notes to the financial statements are an integral part of this schedule.

Thrivent Series Fund, Inc.
Financial Highlights - continued
                                                   Partner Growth Stock Portfolio
------------------------------------------------------------------------------------------
                                            Six Months
                                                 Ended        Year        Year      Period
For a share outstanding throughout each      6/30/2004       Ended       Ended       Ended
period (a)                                  (unaudited) 12/31/2003  12/31/2002  12/31/2001(f)
                                            ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period            $10.19       $7.79      $10.16      $10.00
                                            ----------  ----------  ----------  ----------
Income from Investment Operations
Net investment income                             0.01        0.02        0.01          --
Net realized and unrealized gain/(loss)
on investments (b)                                0.25        2.40       (2.37)       0.16
                                            ----------  ----------  ----------  ----------
Total from Investment Operations                  0.26        2.42       (2.36)       0.16
                                            ----------  ----------  ----------  ----------
Less Distributions from
                                            ----------  ----------  ----------  ----------
Net Investment Income                               --       (0.02)      (0.01)         --
                                            ----------  ----------  ----------  ----------
Net Asset Value, End of period                  $10.45      $10.19       $7.79      $10.16
                                            ----------  ----------  ----------  ----------
Total return (c)                                  2.49%      31.05%     (23.20)%      1.63%
Net assets, end of period (in millions)          $91.4       $69.7       $36.8        $6.2
Ratio of expenses to average net assets (d)       0.80%       0.80%       0.80%       0.80%
Ratio of net investment income
to average net assets (d)                         0.20%       0.26%       0.26%       0.37%
Portfolio turnover rate                             15%         41%         37%          3%

If the Adviser had not reimbursed expenses
and the Portfolio had not received credits
for directed brokerage transactions or fees
paid indirectly the ratios would have been:
Ratio of expenses to average net assets (d)       0.93%       0.96%       0.89%
Ratio of net investment income
to average net assets (d)                         0.07%       0.10%       0.17%

                                                      Large Cap Value Portfolio
------------------------------------------------------------------------------------------
                                            Six Months
                                                 Ended        Year        Year      Period
For a share outstanding throughout each      6/30/2004       Ended       Ended       Ended
period (a)                                  (unaudited) 12/31/2003  12/31/2002  12/31/2001(f)
                                            ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period             $9.76       $7.74      $10.14      $10.00
                                            ----------  ----------  ----------  ----------
Income from Investment Operations
Net investment income                             0.06        0.09        0.07        0.01
Net realized and unrealized gain/(loss)
on investments (b)                                0.31        2.02       (2.39)       0.13
                                            ----------  ----------  ----------  ----------
Total from Investment Operations                  0.37        2.11       (2.32)       0.14
                                            ----------  ----------  ----------  ----------
Less Distributions from
                                            ----------  ----------  ----------  ----------
Net Investment Income                               --       (0.09)      (0.08)         --
                                            ----------  ----------  ----------  ----------
Net Asset Value, End of period                  $10.13       $9.76       $7.74      $10.14
                                            ----------  ----------  ----------  ----------
Total return (c)                                  3.83%      27.08%     (22.85)%      1.44%
Net assets, end of period (in millions)         $280.0      $220.4       $95.1        $6.9
Ratio of expenses to average net assets (d)       0.67%       0.60%       0.60%       0.60%
Ratio of net investment income
to average net assets (d)                         1.31%       1.41%       1.39%       0.87%
Portfolio turnover rate                             30%         32%        104%         --

If the Adviser had not reimbursed expenses
and the Portfolio had not received credits
for directed brokerage transactions or fees
paid indirectly the ratios would have been:
Ratio of expenses to average net assets (d)       0.68%       0.68%       0.66%
Ratio of net investment income
to average net assets (d)                         1.30%       1.33%       1.33%

                                                      Large Cap Stock Portfolio
------------------------------------------------------------------------------------------
                                            Six Months
                                                 Ended        Year        Year      Period
For a share outstanding throughout each      6/30/2004       Ended       Ended       Ended
period (a)                                  (unaudited) 12/31/2003  12/31/2002  12/31/2001(g)
                                            ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period             $8.56       $7.08       $9.19      $10.00
                                            ----------  ----------  ----------  ----------
Income from Investment Operations
Net investment income                             0.02        0.04        0.04        0.03
Net realized and unrealized gain/(loss)
on investments (b)                                0.09        1.48       (2.11)      (0.81)
                                            ----------  ----------  ----------  ----------
Total from Investment Operations                  0.11        1.52       (2.07)      (0.78)
                                            ----------  ----------  ----------  ----------
Less Distributions from
                                            ----------  ----------  ----------  ----------
Net Investment Income                               --       (0.04)      (0.04)      (0.03)
                                            ----------  ----------  ----------  ----------
Net Asset Value, End of period                   $8.67       $8.56       $7.08       $9.19
                                            ----------  ----------  ----------  ----------
Total return (c)                                  1.30%      21.36%     (22.50)%     (7.78)%
Net assets, end of period (in millions)         $372.2      $282.4       $76.6       $51.7
Ratio of expenses to average net assets (d)       0.72%       0.64%       0.64%       0.65%
Ratio of net investment income
to average net assets (d)                         0.58%       0.80%       0.67%       0.60%
Portfolio turnover rate                             54%         33%          7%          1%

If the Adviser had not reimbursed expenses
and the Portfolio had not received credits
for directed brokerage transactions or fees
paid indirectly the ratios would have been:
Ratio of expenses to average net assets (d)       0.73%       0.77%       0.86%       1.04%
Ratio of net investment income
to average net assets (d)                         0.57%       0.67%       0.45%       0.21%

                                                             Large Cap Index Portfolio
--------------------------------------------------------------------------------------------------------------------
                                             Six Months
                                                  Ended         Year       Year        Year        Year        Year
For a share outstanding throughout            6/30/2004        Ended      Ended       Ended       Ended       Ended
each period (a)                              (unaudited)  12/31/2003  12/31/2002  12/31/2001  12/31/2000  12/31/1999
--------------------------------------------------------------------------------------------------------------------
                                             ----------   ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period             $19.79       $15.68      $20.26      $24.12      $27.10      $22.90
                                             ----------   ----------  ----------  ----------  ----------  ----------
Income from Investment Operations
Net investment income                              0.12         0.24        0.23        0.21        0.23        0.25
Net realized and unrealized gain/(loss)
on investments (b)                                 0.52         4.10       (4.73)      (3.13)      (2.70)       4.42
                                             ----------   ----------  ----------  ----------  ----------  ----------
Total from Investment Operations                   0.64         4.34       (4.50)      (2.92)      (2.47)       4.67
                                             ----------   ----------  ----------  ----------  ----------  ----------
Less Distributions from
Net investment income                             (0.23)       (0.23)         --       (0.21)      (0.23)      (0.25)
Net realized gain on investments                     --           --       (0.08)      (0.73)      (0.28)      (0.22)
                                             ----------   ----------  ----------  ----------  ----------  ----------
Total Distributions                               (0.23)       (0.23)      (0.08)      (0.94)      (0.51)      (0.47)
                                             ----------   ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of period                   $20.20       $19.79      $15.68      $20.26      $24.12      $27.10
                                             ----------   ----------  ----------  ----------  ----------  ----------
Total return (c)                                   3.25%       28.21%     (22.21)%    (12.15)%     (9.18)%     20.52%
Net assets, end of period (in millions)          $778.4       $725.0      $535.0      $755.4      $904.8      $873.8
Ratio of expenses to average net assets (d)        0.37%        0.36%       0.36%       0.34%       0.31%       0.32%
Ratio of net investment income
to average net assets (d)                          1.26%        1.42%       1.24%       0.98%       0.87%       1.01%
Portfolio turnover rate (e)                           1%           1%          6%          4%          4%          3%

If the Adviser had not reimbursed expenses
and the Portfolio had not received credits
for fees paid indirectly the ratios
would have been:
Ratio of expenses to average net assets (d)        0.37%        0.36%       0.36%       0.35%       0.34%       0.35%
Ratio of net investment income
to average net assets (d)                          1.26%        1.42%       1.24%       0.97%       0.84%       0.98%

                                                           Real Estate
                                                       Securities Portfolio
----------------------------------------------------------------------------
                                                      Six Months
                                                           Ended      Period
                                                       6/30/2004       Ended
For a share outstanding throughout each period (a)    (unaudited) 12/31/2003(h)
                                                      ----------  ----------
Net Asset Value, Beginning of Period                      $12.66      $10.00
                                                      ----------  ----------
Income from Investment Operations
Net investment income                                       0.21        0.20
Net realized and unrealized gain/(loss)
on investments (b)                                          0.65        2.80
                                                      ----------  ----------
Total from Investment Operations                            0.86        3.00
                                                      ----------  ----------
Less Distributions from
Net investment income                                         --       (0.20)
Net realized gain on investments                           (0.06)      (0.14)
                                                      ----------  ----------
Total Distributions                                        (0.06)      (0.34)
                                                      ----------  ----------
Net Asset Value, End of period                            $13.46      $12.66
                                                      ----------  ----------
Total return (c)                                            6.81%      30.02%
Net assets, end of period (in millions)                    $98.9       $51.8
Ratio of expenses to average net assets (d)                 0.80%       0.80%
Ratio of net investment income
to average net assets (d)                                   4.16%       4.87%
Portfolio turnover rate (e)                                   59%         45%

If the Adviser had not reimbursed expenses
and the Portfolio had not received credits
for fees paid indirectly the ratios
would have been:
Ratio of expenses to average net assets (d)                 0.91%       1.11%
Ratio of net investment income
to average net assets (d)                                   4.05%       4.56%

                                                                       Balanced Portfolio
-------------------------------------------------------------------------------------------------------------------
                                             Six Months
                                                  Ended         Year       Year        Year        Year        Year
For a share outstanding throughout            6/30/2004        Ended      Ended       Ended       Ended       Ended
each period (a)                              (unaudited)  12/31/2003  12/31/2002  12/31/2001  12/31/2000  12/31/1999
-------------------------------------------------------------------------------------------------------------------
                                             ----------   ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period             $14.45       $12.75      $14.38      $15.45      $16.72      $15.97
                                             ----------   ----------  ----------  ----------  ----------  ----------
Income from Investment Operations
Net investment income                              0.16         0.33        0.39        0.40        0.56        0.53
Net realized and unrealized gain/(loss)
on investments (b)                                 0.12         1.78       (1.72)      (0.94)      (0.67)       1.19
                                             ----------   ----------  ----------  ----------  ----------  ----------
Total from Investment Operations                   0.28         2.11       (1.33)      (0.54)      (0.11)       1.72
                                             ----------   ----------  ----------  ----------  ----------  ----------
Less Distributions from
Net investment income                             (0.32)       (0.41)         --       (0.45)      (0.56)      (0.53)
Net realized gain on investments                     --           --       (0.30)      (0.08)      (0.60)      (0.44)
                                             ----------   ----------  ----------  ----------  ----------  ----------
Total Distributions                               (0.32)       (0.41)      (0.30)      (0.53)      (1.16)      (0.97)
                                             ----------   ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of period                   $14.41       $14.45      $12.75      $14.38      $15.45      $16.72
                                             ----------   ----------  ----------  ----------  ----------  ----------
Total return (c)                                   1.94%       17.17%      (9.25)%     (3.49)%     (0.67)%     11.00%
Net assets, end of period (in millions)          $737.4       $721.1      $620.7      $744.4      $803.6      $777.6
Ratio of expenses to average net assets (d)        0.37%        0.36%       0.36%       0.35%       0.32%       0.32%
Ratio of net investment income
to average net assets (d)                          2.25%        2.49%       2.81%       2.70%       3.41%       3.26%
Portfolio turnover rate (e)                          57%          69%         25%         29%         18%         17%

If the Adviser had not reimbursed expenses
and the Portfolio had not received credits
for fees paid indirectly the ratios
would have been:
Ratio of expenses to average net assets (d)        0.37%        0.36%      0.36%       0.35%       0.35%       0.36%
Ratio of net investment income
to average net assets (d)                          2.25%        2.49%      2.81%       2.70%       3.38%       3.22%

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

(e) During the year ended December 31, 2003, the Balanced Portfolio began participating in mortgage dollar roll transactions. The portfolio turnover calculation includes the effect of participating in these transactions.

(f) Since inception, November 30, 2001.

(g) Since inception, March 1, 2001.

(h) Since inception, April 30, 2003.

The accompanying notes to the financial statements are an integral part of this schedule.

Thrivent Series Fund, Inc.
Financial Highlights - continued
                                                                      High Yield Portfolio
--------------------------------------------------------------------------------------------------------------------
                                             Six Months
                                                  Ended         Year       Year        Year        Year        Year
For a share outstanding throughout            6/30/2004        Ended      Ended       Ended       Ended       Ended
each period (a)                              (unaudited)  12/31/2003  12/31/2002  12/31/2001  12/31/2000  12/31/1999
--------------------------------------------------------------------------------------------------------------------
                                             ----------   ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period              $5.14        $4.40       $5.41       $6.39       $9.09       $9.16
                                             ----------   ----------  ----------  ----------  ----------  ----------
Income from Investment Operations
Net investment income                              0.21         0.44        0.56        0.78        0.99        0.99
Net realized and unrealized gain/(loss)
on investments (b)                                (0.14)        0.73       (1.01)      (0.98)      (2.70)      (0.07)
                                             ----------   ----------  ----------  ----------  ----------  ----------
Total from Investment Operations                   0.07         1.17       (0.45)      (0.20)      (1.71)       0.92
                                             ----------   ----------  ----------  ----------  ----------  ----------
Less Distributions from
                                             ----------   ----------  ----------  ----------  ----------  ----------
Net Investment Income                             (0.20)       (0.43)      (0.56)      (0.78)      (0.99)      (0.99)
                                             ----------   ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of period                    $5.01        $5.14       $4.40       $5.41       $6.39       $9.09
                                             ----------   ----------  ----------  ----------  ----------  ----------
Total return (c)                                   1.46%       28.00%      (8.65)%     (3.60)%    (20.56)%     10.52%
Net assets, end of period (in millions)          $844.0       $851.5      $719.9    $1,007.7    $1,150.3    $1,525.7
Ratio of expenses
to average net assets (d)                          0.46%        0.40%       0.40%       0.40%       0.40%       0.40%
Ratio of net investment income
to average net assets (d)                          8.21%        9.22%      11.64%      12.95%      12.16%      10.71%
Portfolio turnover rate (e)                          42%          86%         79%         80%         62%         59%

If the Adviser had not reimbursed expenses
and the Portfolio had not received credits
for directed brokerage transactions or fees
paid indirectly the ratios would have been:
Ratio of expenses to average net assets (d)        0.46%        0.43%       0.43%
Ratio of net investment income
to average net assets (d)                          8.21%        9.19%      11.61%

                                                                  Partner High Yield Portfolio
-------------------------------------------------------------------------------------------------------------------
                                             Six Months
                                                  Ended         Year       Year        Year        Year        Year
For a share outstanding throughout            6/30/2004        Ended      Ended       Ended       Ended       Ended
each period (a)                              (unaudited)  12/31/2003  12/31/2002  12/31/2001  12/31/2000  12/31/1999
-------------------------------------------------------------------------------------------------------------------
                                             ----------   ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period              $6.74        $5.81       $6.33       $6.84       $7.69       $8.95
                                             ----------   ----------  ----------  ----------  ----------  ----------
Income from Investment Operations
Net investment income                              0.23         0.50        0.52        0.60        0.74        0.89
Net realized and unrealized gain/(loss)
on investments (b)                                (0.26)        0.93       (0.52)      (0.50)      (0.85)      (1.26)
                                             ----------   ----------  ----------  ----------  ----------  ----------
Total from Investment Operations                  (0.03)        1.43          --        0.10       (0.11)      (0.37)
                                             ----------   ----------  ----------  ----------  ----------  ----------
Less Distributions from
                                             ----------   ----------  ----------  ----------  ----------  ----------
Net Investment Income                             (0.22)       (0.50)      (0.52)      (0.61)      (0.74)      (0.89)
                                             ----------   ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of period                    $6.49        $6.74       $5.81       $6.33       $6.84       $7.69
                                             ----------   ----------  ----------  ----------  ----------  ----------
Total return (c)                                  (0.35)%      25.41%       0.40%       1.41%      (1.46)%     (4.45)%
Net assets, end of period (in millions)           $93.5        $76.0       $41.1       $34.5       $33.6       $33.2
Ratio of expenses
to average net assets (d)                          0.51%        0.41%       0.40%       0.40%       0.40%       0.40%
Ratio of net investment income
to average net assets (d)                          6.86%        7.86%       8.89%       9.01%      10.19%      10.70%
Portfolio turnover rate (e)                          62%          95%        100%         76%         99%         44%

If the Adviser had not reimbursed expenses
and the Portfolio had not received credits
for directed brokerage transactions or fees
paid indirectly the ratios would have been:
Ratio of expenses to average net assets (d)        0.52%        0.59%       0.64%       0.65%       0.53%       0.50%
Ratio of net investment income
to average net assets (d)                          6.85%        7.68%       8.65%       8.76%      10.06%      10.61%

                                                                        Income Portfolio
-------------------------------------------------------------------------------------------------------------------
                                             Six Months
                                                  Ended         Year       Year        Year        Year        Year
For a share outstanding throughout            6/30/2004        Ended      Ended       Ended       Ended       Ended
each period (a)                              (unaudited)  12/31/2003  12/31/2002  12/31/2001  12/31/2000  12/31/1999
-------------------------------------------------------------------------------------------------------------------
                                             ----------   ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period             $10.20        $9.83       $9.80       $9.71       $9.41      $10.21
                                             ----------   ----------  ----------  ----------  ----------  ----------
Income from Investment Operations
Net investment income                              0.22         0.45        0.51        0.61        0.64        0.59
Net realized and unrealized gain/(loss)
on investments (b)                                (0.22)        0.37        0.03        0.09        0.30       (0.80)
                                             ----------   ----------  ----------  ----------  ----------  ----------
Total from Investment Operations                     --         0.82        0.54        0.70        0.94       (0.21)
                                             ----------   ----------  ----------  ----------  ----------  ----------
Less Distributions from
                                             ----------   ----------  ----------  ----------  ----------  ----------
Net Investment Income                             (0.22)       (0.45)      (0.51)      (0.61)      (0.64)      (0.59)
                                             ----------   ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of period                    $9.98       $10.20       $9.83       $9.80       $9.71       $9.41
                                             ----------   ----------  ----------  ----------  ----------  ----------
Total return (c)                                  (0.01)%       8.51%       5.75%       7.38%      10.36%      (2.01)%
Net assets, end of period (in millions)        $1,008.6     $1,067.1    $1,146.3    $1,224.2    $1,095.0    $1,066.0
Ratio of expenses
to average net assets (d)                          0.45%        0.40%       0.40%       0.40%       0.40%       0.40%
Ratio of net investment income
to average net assets (d)                          4.28%        4.47%       5.29%       6.12%       6.83%       6.09%
Portfolio turnover rate (e)                         112%         251%        151%        190%        136%         91%

If the Adviser had not reimbursed expenses
and the Portfolio had not received credits
for directed brokerage transactions or fees
paid indirectly the ratios would have been:
Ratio of expenses to average net assets (d)        0.45%        0.42%       0.43%
Ratio of net investment income
to average net assets (d)                          4.28%        4.45%       5.26%

                                                                       Bond Index Portfolio
-------------------------------------------------------------------------------------------------------------------
                                             Six Months
                                                  Ended         Year       Year        Year        Year        Year
For a share outstanding throughout            6/30/2004        Ended      Ended       Ended       Ended       Ended
each period (a)                              (unaudited)  12/31/2003  12/31/2002  12/31/2001  12/31/2000  12/31/1999
-------------------------------------------------------------------------------------------------------------------
                                             ----------   ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period             $10.58       $10.66      $10.24      $10.03       $9.60      $10.36
                                             ----------   ----------  ----------  ----------  ----------  ----------
Income from Investment Operations
Net investment income                              0.21         0.42        0.51        0.55        0.64        0.62
Net realized and unrealized gain/(loss)
on investments (b)                                (0.21)       (0.05)       0.46        0.27        0.43       (0.76)
                                             ----------   ----------  ----------  ----------  ----------  ----------
Total from Investment Operations                     --         0.37        0.97        0.82        1.07       (0.14)
                                             ----------   ----------  ----------  ----------  ----------  ----------
Less Distributions from
Net investment income                             (0.22)       (0.45)      (0.55)      (0.61)      (0.64)      (0.62)
Net realized gain on investments                  (0.04)          --          --          --          --          --
                                             ----------   ----------  ----------  ----------  ----------  ----------
Total Distributions                               (0.26)       (0.45)      (0.55)      (0.61)      (0.64)      (0.62)
                                             ----------   ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of period                   $10.32       $10.58      $10.66      $10.24      $10.03       $9.60
                                             ----------   ----------  ----------  ----------  ----------  ----------
Total return (c)                                  (0.07)%       3.59%       9.68%       8.47%      11.45%      (1.35)%
Net assets, end of period (in millions)          $263.3       $244.7      $183.9       $99.7       $59.9       $56.4
Ratio of expenses to average net assets (d)        0.40%        0.34%       0.35%       0.35%       0.35%       0.35%
Ratio of net investment income
to average net assets (d)                          4.02%        3.90%       4.87%       5.28%       6.54%       6.33%
Portfolio turnover rate (e)                         164%         213%         38%         51%         27%         20%

If the Adviser had not reimbursed expenses
and the Portfolio had not received credits
for fees paid indirectly the ratios
would have been:
Ratio of expenses to average net assets (d)        0.42%        0.41%       0.44%       0.49%       0.44%       0.44%
Ratio of net investment income
to average net assets (d)                          4.00%        3.83%       4.78%       5.14%       6.45%       6.23%

                                                      Limited Maturity Bond Portfolio
------------------------------------------------------------------------------------------
                                            Six Months
                                                 Ended        Year        Year      Period
For a share outstanding throughout each      6/30/2004       Ended       Ended       Ended
period (a)                                  (unaudited) 12/31/2003  12/31/2002  12/31/2001(f)
                                            ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period            $10.21      $10.16       $9.91      $10.00
                                            ----------  ----------  ----------  ----------
Income from Investment Operations
Net investment income                             0.14        0.29        0.32        0.03
Net realized and unrealized gain/(loss)
on investments (b)                               (0.15)       0.15        0.25       (0.09)
                                            ----------  ----------  ----------  ----------
Total from Investment Operations                 (0.01)       0.44        0.57       (0.06)
                                            ----------  ----------  ----------  ----------
Less Distributions from
Net investment income                            (0.14)      (0.29)      (0.32)      (0.03)
Net realized gain on investments                 (0.02)      (0.10)         --          --
                                            ----------  ----------  ----------  ----------
Total Distributions                              (0.16)      (0.39)      (0.32)      (0.03)
                                            ----------  ----------  ----------  ----------
Net Asset Value, End of period                  $10.04      $10.21      $10.16       $9.91
                                            ----------  ----------  ----------  ----------
Total return (c)                                 (0.12)%      4.48%       5.78%      (0.61)%
Net assets, end of period (in millions)         $277.7      $218.8      $159.3       $21.5
Ratio of expenses to average net assets (d)       0.47%       0.40%       0.40%       0.40%
Ratio of net investment income
to average net assets (d)                         2.79%       2.85%       3.11%       3.24%
Portfolio turnover rate (e)                        124%        255%        236%         24%

If the Adviser had not reimbursed expenses
and the Portfolio had not received credits
for fees paid indirectly the ratios
would have been:
Ratio of expenses to average net assets (d)       0.48%       0.46%       0.46%
Ratio of net investment income
to average net assets (d)                         2.78%       2.79%       3.05%

                                                       Mortgage Securities
                                                            Portfolio
----------------------------------------------------------------------------
                                                      Six Months
                                                           Ended      Period
                                                       6/30/2004       Ended
For a share outstanding throughout each period (a)    (unaudited) 12/31/2003(g)
                                                      ----------  ----------
Net Asset Value, Beginning of Period                       $9.99      $10.00
                                                      ----------  ----------
Income from Investment Operations
Net investment income                                       0.18        0.19
Net realized and unrealized gain/(loss)
on investments (b)                                         (0.13)      (0.01)
                                                      ----------  ----------
Total from Investment Operations                            0.05        0.18
                                                      ----------  ----------
Less Distributions from
Net investment income                                      (0.18)      (0.19)
Net realized gain on investments                           (0.01)          --
                                                      ----------  ----------
Total Distributions                                        (0.19)      (0.19)
                                                      ----------  ----------
Net Asset Value, End of period                             $9.85       $9.99
                                                      ----------  ----------
Total return (c)                                            0.44%       1.85%
Net assets, end of period (in millions)                    $45.1       $27.9
Ratio of expenses to average net assets (d)                 0.50%       0.50%
Ratio of net investment income
to average net assets (d)                                   3.68%       2.94%
Portfolio turnover rate (e)                                  365%        921%

If the Adviser had not reimbursed expenses
and the Portfolio had not received credits
for fees paid indirectly the ratios
would have been:
Ratio of expenses to average net assets (d)                 0.64%       0.79%
Ratio of net investment income
to average net assets (d)                                   3.54%       2.65%

                                                                      Money Market Portfolio
-------------------------------------------------------------------------------------------------------------------
                                             Six Months
                                                  Ended         Year       Year        Year        Year        Year
For a share outstanding throughout            6/30/2004        Ended      Ended       Ended       Ended       Ended
each period (a)                              (unaudited)  12/31/2003  12/31/2002  12/31/2001  12/31/2000  12/31/1999
-------------------------------------------------------------------------------------------------------------------
                                             ----------   ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period              $1.00        $1.00       $1.00       $1.00       $1.00       $1.00
                                             ----------   ----------  ----------  ----------  ----------  ----------
Income from Investment Operations
Net investment income                              0.03         0.01        0.01        0.04        0.06        0.05
Net realized and unrealized gain/(loss)
on investments (b)                                   --           --          --          --          --          --
                                             ----------   ----------  ----------  ----------  ----------  ----------
Total from Investment Operations                   0.03         0.01        0.01        0.04        0.06        0.05
                                             ----------   ----------  ----------  ----------  ----------  ----------
Less Distributions from
Net investment income                             (0.03)       (0.01)      (0.01)      (0.04)      (0.06)      (0.05)
Net realized gain on investments                     --           --          --          --          --          --
                                             ----------   ----------  ----------  ----------  ----------  ----------
Total Distributions                               (0.03)       (0.01)      (0.01)      (0.04)      (0.06)      (0.05)
                                             ----------   ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of period                    $1.00        $1.00       $1.00       $1.00       $1.00       $1.00
                                             ----------   ----------  ----------  ----------  ----------  ----------
Total return (c)                                   0.33%        0.84%       1.50%       3.96%       6.21%       4.94%
Net assets, end of period (in millions)          $253.7       $289.3      $318.9      $407.7      $291.7      $294.9
Ratio of expenses to average net assets (d)        0.47%        0.40%       0.40%       0.40%       0.40%       0.40%
Ratio of net investment income
to average net assets (d)                          0.66%        0.84%       1.49%       3.76%       6.03%       4.86%
Portfolio turnover rate (e)                         N/A          N/A         N/A         N/A         N/A         N/A

If the Adviser had not reimbursed expenses
and the Portfolio had not received credits
for fees paid indirectly the ratios
would have been:
Ratio of expenses to average net assets (d)        0.47%        0.45%       0.44%
Ratio of net investment income
to average net assets (d)                          0.66%        0.79%       1.45%

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges.
    Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

(e) During the year ended December 31, 2003, the Bond Index and Mortgage Securities Portfolios began participating in mortgage dollar roll transactions. The portfolio turnover calculation includes the effect of participating in these transactions. For the Income and Limited Maturity Bond Portfolios,  portfolio turnover rates prior to the year ended December 3, 2003 included the effect of participation in mortgage dollar roll transactions.

(f) Since inception, November 30, 2001.

(g) Since inception, April 30, 2003.

The accompanying notes to the financial statements are an integral part of this schedule.

This page is intentionally left blank.

This page is intentionally left blank.

Results of Special Shareholder Meetings
AAL Variable Products Series Fund, Inc.

Special meetings of the shareholders of each of the Portfolios (the "AAL
Portfolios") of AAL Variable Product Series Fund, Inc. (the "Fund") were held on April 7, 2004. The matters voted upon at the meetings and the shares cast for, against, or to abstain are set forth as follows:

A. The proposed agreement and plan of reorganization with respect to the
International Portfolio whereby (a) all of the assets of the International
Portfolio would be transferred to the World Growth Portfolio of LB Series
Fund, Inc. ("LB Series Fund"), in exchange for shares of equal value from the
World Growth Portfolio; (b) the stated accrued and unpaid liabilities of the
International Portfolio will be assumed by the World Growth Portfolio; (c)
the International Portfolio will distribute pro rata to its shareholders, in complete liquidation, the shares of the World Growth Portfolio received in exchange for its net assets; and (d) the International Portfolio will cease to exist.

  For:  11,899,038.794    Against:  185,969.507       Abstain:  212,643.840

B. The proposed agreement and plan of reorganization between the Fund and LB
Series Fund, whereby (a) all of the assets of each of the AAL Portfolios
(other than the International Portfolio) would be transferred to a comparable series of the LB Series Fund (each a "new LB Portfolio" and collectively the
"new LB Portfolios") in exchange for the new LB Portfolio's shares of equal dollar value; (b) all liabilities of the AAL Portfolios would be assumed by the comparable new LB Portfolio; (c) each AAL Portfolio would distribute pro rata to its shareholders, in complete liquidation, the shares of the corresponding new LB Portfolio received in exchange for its net assets; and
(d) each AAL Portfolio would cease to exist.

Technology Stock Portfolio                   For:  6,488,231.559     Against:  170,746.658       Abstain:  108,549.359
Small Cap Stock Portfolio                    For:  12,599,468.333    Against:  188,095.461       Abstain:  219,449.592
Small Cap Value Portfolio                    For:  1,757,093.496     Against:  30,422.059        Abstain:  34,490.135
Small Cap Index Portfolio                    For:  23,729,443.917    Against:  630,122.153       Abstain:  777,263.880
Mid Cap Stock Portfolio                      For:  7,339,864.619     Against:  146,174.204       Abstain:  233,953.852
Mid Cap Index Portfolio                      For:  6,997,870.789     Against:  122,689.741       Abstain:  164,135.045
Capital Growth Portfolio                     For:  34,436,474.896    Against:  761,536.972       Abstain:  1,058,654.645
Large Company Index Portfolio                For:  35,239,539.668    Against:  969,074.495       Abstain:  1,063,951.227
Real Estate Securities Portfolio             For:  4,737,975.667     Against:  53,771.771        Abstain:  143,471.143
Balanced Portfolio                           For:  47,261,825.831    Against:  974,144.698       Abstain:  1,843,092.056
High Yield Bond Portfolio                    For:  11,671,382.929    Against:  141,324.078       Abstain:  308,191.438
Bond Index Portfolio                         For:  22,590,575.690    Against:  450,129.480       Abstain:  728,588.808
Mortgage Securities Portfolio                For:  3,082,831.113     Against:  38,250.832        Abstain:  72,647.093

Results of Special Shareholder Meetings
LB Series Fund, Inc.

Special meetings of the shareholders of each of the Portfolios of LB Series
Fund, Inc. (the "Fund") were held on February 10, 2004. The matters voted upon at the meetings and the shares cast for, to withhold, against, or to abstain are set forth on the following pages:

Proposal 1 -- To elect Directors of LB Series Fund, Inc.

To elect Pamela J. Moret as Director:        For:  886,366,580.457   Withhold:  20,020,800.334
To elect F. Gregory Campbell as Director:    For:  886,918,433.622   Withhold:  19,468,947.169
To elect Herbert F. Eggerding as Director:   For:  886,909,251.663   Withhold:  19,478,129.128
To elect Noel K. Estenson as Director:       For:  887,505,693.271   Withhold:  18,881,687.520
To elect Richard L. Gady as Director:        For:  886,995,645.992   Withhold:  19,391,734.799
To elect Jodi L. Harpstead as Director:      For:  886,935,138.770   Withhold:  19,452,242.021
To elect Connie M. Levi as Director:         For:  885,738,747.413   Withhold:  20,648,633.378
To elect Edward W. Smeds as Director:        For:  886,330,156.601   Withhold:  20,057,224.190

Proposal 2 -- To amend the Articles of Incorporation of LB Series Fund, Inc. to change its name to Thrivent Series Fund, Inc.

 For:  873,093,060.410   Against:  17,865,178.650    Abstain:  15,429,141.731

Proposal 3A -- To amend the fundamental investment restriction on lending:

Opportunity Growth Portfolio                 For:  24,889,607.584    Against:  802,906.745       Abstain:  570,226.433
Small Cap Growth Portfolio                   For:  3,398,763.102     Against:  69,360.657        Abstain:  80,374.626
Mid Cap Select Growth Portfolio              For:  3,260,353.262     Against:  70,037.766        Abstain:  18,016.705
Mid Cap Growth Portfolio                     For:  34,503,120.521    Against:  1,170,667.215     Abstain:  838,433.260
World Growth Portfolio                       For:  37,569,176.979    Against:  1,079,530.836     Abstain:  836,450.289
All Cap Portfolio                            For:  5,940,443.615     Against:  154,251.856       Abstain:  103,012.809
Growth Portfolio                             For:  170,532,245.531   Against:  5,928,126.999     Abstain:  4,029,428.465
Investors Growth Portfolio                   For:  4,087,375.007     Against:  113,340.230       Abstain:  37,977.148
Growth Stock Portfolio                       For:  6,457,442.113     Against:  130,260.140       Abstain:  93,628.285
Value Portfolio                              For:  21,123,248.760    Against:  408,405.197       Abstain:  497,346.344
High Yield Portfolio                         For:  157,040,269.130   Against:  4,224,467.116     Abstain:  3,854,041.548
Income Portfolio                             For:  99,117,629.720    Against:  3,020,837.670     Abstain:  2,933,707.332
Limited Maturity Bond Portfolio              For:  19,933,239.137    Against:  488,113.379       Abstain:  460,621.240
Money Market Portfolio                       For:  269,914,130.713   Against:  9,871,573.277     Abstain:  6,735,192.050

Proposal 3B -- To amend the fundamental investment restriction on concentration of assets:

Opportunity Growth Portfolio                 For:  25,013,575.741    Against:  691,919.361       Abstain:  557,245.660
Small Cap Growth Portfolio                   For:  3,419,491.426     Against:  49,976.812        Abstain:  79,030.147
Mid Cap Select Growth Portfolio              For:  3,277,934.788     Against:  53,454.206        Abstain:  17,018.739
Mid Cap Growth Portfolio                     For:  34,740,157.754    Against:  1,027,490.463     Abstain:  744,572.779
World Growth Portfolio                       For:  37,779,590.940    Against:  924,960.000       Abstain:  780,607.164
All Cap Portfolio                            For:  5,966,598.432     Against:  113,345.241       Abstain:  117,764.607
Growth Portfolio                             For:  171,757,042.581   Against:  4,886,294.209     Abstain:  3,846,464.205
Investors Growth Portfolio                   For:  4,164,646.052     Against:  49,099.902        Abstain:  24,946.431
Growth Stock Portfolio                       For:  6,506,256.349     Against:  89,038.238        Abstain:  86,035.951
Value Portfolio                              For:  21,135,975.009    Against:  375,029.029       Abstain:  517,996.263
High Yield Portfolio                         For:  157,381,410.176   Against:  4,051,732.359     Abstain:  3,685,635.259
Income Portfolio                             For:  99,588,924.865    Against:  2,525,059.137     Abstain:  2,958,190.720
Limited Maturity Bond Portfolio              For:  20,036,969.267    Against:  369,435.480       Abstain:  475,569.009
Money Market Portfolio                       For:  270,476,500.400   Against:  9,249,808.712     Abstain:  6,794,586.928

Proposal 3C -- To amend the fundamental investment restriction on diversification:

Opportunity Growth Portfolio                 For:  25,168,198.397    Against:  575,511.780       Abstain:  519,030.585
Small Cap Growth Portfolio                   For:  3,422,624.019     Against:  51,450.441        Abstain:  74,423.925
Mid Cap Select Growth Portfolio              For:  3,276,870.950     Against:  55,807.980        Abstain:  15,728.803
Mid Cap Growth Portfolio                     For:  34,900,662.579    Against:  842,181.966       Abstain:  769,376.451
World Growth Portfolio                       For:  38,051,497.501    Against:  701,388.101       Abstain:  732,272.502
All Cap Portfolio                            For:  5,962,879.052     Against:  114,146.362       Abstain:  120,682.866
Growth Portfolio                             For:  172,866,093.346   Against:  3,887,771.144     Abstain:  3,735,936.505
Investors Growth Portfolio                   For:  4,166,286.121     Against:  47,704.155        Abstain:  24,702.109
Growth Stock Portfolio                       For:  6,507,715.678     Against:  85,877.427        Abstain:  87,737.433
Value Portfolio                              For:  21,219,054.320    Against:  317,774.283       Abstain:  492,171.698
High Yield Portfolio                         For:  158,284,656.592   Against:  3,119,059.110     Abstain:  3,715,062.092
Income Portfolio                             For:  99,923,852.188    Against:  2,269,245.561     Abstain:  2,879,076.973
Limited Maturity Bond Portfolio              For:  20,026,714.343    Against:  401,314.381       Abstain:  453,945.032
Money Market Portfolio                       For:  275,541,320.543   Against:  7,789,211.637     Abstain:  6,190,363.860

Proposal 3D -- To amend the fundamental investment restriction on underwriting the securities of other issuers:

Opportunity Growth Portfolio                 For:  24,821,660.586    Against:  837,287.171       Abstain:  603,793.005
Small Cap Growth Portfolio                   For:  3,407,357.708     Against:  65,186.946        Abstain:  75,953.731
Mid Cap Select Growth Portfolio              For:  3,273,879.956     Against:  54,730.037        Abstain:  19,797.740
Mid Cap Growth Portfolio                     For:  34,519,054.656    Against:  1,191,883.094     Abstain:  801,283.246
World Growth Portfolio                       For:  37,510,993.677    Against:  1,139,609.293     Abstain:  834,555.134
All Cap Portfolio                            For:  5,927,119.694     Against:  154,420.057       Abstain:  116,168.529
Growth Portfolio                             For:  170,190,039.957   Against:  6,118,080.185     Abstain:  4,181,680.853
Investors Growth Portfolio                   For:  4,104,680.796     Against:  104,353.824       Abstain:  29,657.765
Growth Stock Portfolio                       For:  6,467,914.820     Against:  118,479.031       Abstain:  94,936.687
Value Portfolio                              For:  21,041,917.936    Against:  480,771.601       Abstain:  506,310.764
High Yield Portfolio                         For:  156,025,342.704   Against:  5,164,614.892     Abstain:  3,928,820.198
Income Portfolio                             For:  98,921,259.459    Against:  3,171,639.476     Abstain:  2,979,275.787
Limited Maturity Bond Portfolio              For:  19,866,687.482    Against:  498,262.345       Abstain:  517,023.929
Money Market Portfolio                       For:  269,062,762.648   Against:  10,390,137.173    Abstain:  7,067,996.219

Proposal 3E -- To amend the fundamental investment restriction on the purchase or sale of real estate and commodities:

Opportunity Growth Portfolio                 For:  24,798,402.477    Against:  894,807.649       Abstain:  569,530.636
Small Cap Growth Portfolio                   For:  3,411,761.581     Against:  58,800.448        Abstain:  77,936.356
Mid Cap Select Growth Portfolio              For:  3,267,706.003     Against:  62,348.501        Abstain:  18,353.501
Mid Cap Growth Portfolio                     For:  34,590,570.855    Against:  1,167,507.529     Abstain:  754,142.612
World Growth Portfolio                       For:  37,521,697.352    Against:  1,112,693.403     Abstain:  850,767.349
All Cap Portfolio                            For:  5,941,918.590     Against:  157,695.794       Abstain:  98,093.896
Growth Portfolio                             For:  170,088,871.806   Against:  6,256,267.898     Abstain:  4,144,661.291
Investors Growth Portfolio                   For:  4,117,432.159     Against:  84,473.774        Abstain:  36,786.452
Growth Stock Portfolio                       For:  6,492,063.424     Against:  100,404.004       Abstain:  88,863.110
Value Portfolio                              For:  21,022,514.099    Against:  508,469.172       Abstain:  498,017.030
High Yield Portfolio                         For:  156,372,330.416   Against:  4,974,814.137     Abstain:  3,771,633.241
Income Portfolio                             For:  98,833,993.613    Against:  3,236,279.707     Abstain:  3,001,901.402
Limited Maturity Bond Portfolio              For:  19,965,841.501    Against:  452,307.026       Abstain:  463,825.229
Money Market Portfolio                       For:  270,037,369.563   Against:  10,419,757.055    Abstain:  6,063,769.422

Proposal 4 -- To authorize Thrivent Financial for Lutherans, upon approval of the Board of Directors, to enter into and amend subadvisory agreements without shareholder approval

Opportunity Growth Portfolio                 For:  24,296,199.947    Against:  1,477,233.685     Abstain:  489,307.130
Mid Cap Growth Portfolio                     For:  33,842,403.226    Against:  1,976,900.013     Abstain:  692,917.757
World Growth Portfolio                       For:  36,935,804.576    Against:  1,835,762.064     Abstain:  713,591.464
Growth Portfolio                             For:  166,866,131.428   Against:  10,044,999.980    Abstain:  3,578,669.587
Value Portfolio                              For:  20,726,887.245    Against:  867,778.494       Abstain:  434,334.562
High Yield Portfolio                         For:  153,423,004.375   Against:  8,363,193.108     Abstain:  3,332,580.311
Income Portfolio                             For:  97,132,482.046    Against:  5,283,981.286     Abstain:  2,655,711.390
Limited Maturity Bond Portfolio              For:  19,514,209.154    Against:  903,152.588       Abstain:  464,612.014
Money Market Portfolio                       For:  264,725,694.356   Against:  15,747,403.100    Abstain:  6,047,798.584

Results of Special Shareholder Meetings
Opportunity Growth Portfolio

A special meeting of the shareholders of the Opportunity Growth Portfolio
("Portfolio") was held on April 7, 2004. The purpose of the meeting was to consider the proposed agreement and plan of reorganization whereby all of the assets of the Portfolio would be transferred to the Mid Cap Growth Portfolio in exchange for shares of equal value from the Mid Cap Growth Portfolio; (b)
the stated accrued and unpaid liabilities of the Portfolio would be assumed by the Mid Cap Growth Portfolio; (c) the Portfolio would distribute pro rata to its shareholders, in complete liquidation, the shares of the Mid Cap
Growth Portfolio received in exchange for its net assets; and (d) the
Portfolio would cease to exist. The shares cast for, against, or abstaining are set forth as follows:

  For:  25,694,894.273    Against:  701,841.492       Abstain  835,266.623

Thrivent Series Fund, Inc.
Thrivent Variable Life Account I
Thrivent Variable Annuity Account I
Thrivent Variable Annuity Account II
Thrivent Variable Annuity Account B
Thrivent Variable Annuity Account A
TLIC Variable Annuity Account A

Supplement to Prospectuses dated May 1, 2004

Thrivent Large Cap Value Portfolio

Matthew D. Finn, CFA, serves as portfolio manager of the Thrivent Large Cap
Value Portfolio. Mr. Finn also serves as portfolio manager of the Thrivent
Large Cap Value Fund, a series of an affiliated mutual fund group. Mr. Finn joined Thrivent Financial. from U.S. Bancorp Asset Management, Inc. where he was managing director and senior portfolio manager of the First American
Large Cap Value Fund since 2003. Prior to that, he was head of equities for
Advantus Capital Management Inc. from July 2001 to May 2003, and chief investment officer of the growth and income group for Evergreen Investment
Management Co. from March 1998 to June 2001. Mr. Finn joined Thrivent
Financial in April of 2004.

The date of this Supplement is July 27, 2004.

Please include this Supplement with your Prospectus.

[GRAPHIC OMITTED: THRIVENT INVESTMENT MANAGEMENT TRADEMARK LOGO]

625 Fourth Ave. S., Minneapolis, MN 55415-1665

We're Listening to You!
In response to concerns regarding multiple mailings, we are sending one semiannual report for Thrivent Series Fund, Inc. to each household. This consolidation helps reduce printing and postage costs, thereby saving money.
If you wish to receive an additional copy of this report, call us toll free at 800-847-4836.

[GRAPHIC OMITTED: THRIVENT FINANCIAL FOR LUTHERANS TRADEMARK LOGO]

625 Fourth Ave. S., Minneapolis, MN 55415-1665
www.thrivent.com [Bullet] e-mail: mail@thrivent.com
[Bullet] 800-THRIVENT (800-847-4836)

[GRAPHIC OMITTED: THRIVENT INVESTMENT MANAGEMENT TRADEMARK LOGO]

625 Fourth Ave. S., Minneapolis, MN 55415-1665
www.thrivent.com [Bullet] e-mail: mail@thrivent.com
[Bullet] 800-THRIVENT (800-847-4836)

Item 2. Code of Ethics
         Not applicable to semiannual report

Item 3. Audit Committee Financial Expert
         Not applicable to semiannual report

Item 4. Principal Accountant Fees and Services
         Not applicable to semiannual report

Item 5. Audit Committee of Listed Registrants
            Not applicable.

Item 6. Schedule of Investments
         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment
            Companies
            Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated
            Purchasers.
            Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders
         There have been no material changes to the procedures by which shareholders may recommend nominees to registrant's board of directors.

Item 10. Controls and Procedures

         (a)(i)  Registrant's  President and Treasurer  have concluded that  registrant's  disclosure  controls and procedures (as defined in Rule 30a-3(c) under the  Investment  Company Act) are effective,  based on their evaluation  of these  controls  and  procedures  as of a date  within 90 days of the  filing  date of this report.

         (a)(ii)  Registrant's  President and Treasurer are aware of no change in  registrant's  internal  controls over  financial  reporting (as defined in Rule 30a-3(d)  under the  Investment  Company Act) that occurred during  registrant's  most recent fiscal half-year that has materially  affected,  or is reasonably likely to materially affect, registrant's internal control over financial reporting.

Item 11. Exhibits

(a)      Certifications  pursuant  to Rule  30a-2(a)  and  30a-2(b)  under the  Investment  Company Act of 1940 are attached hereto.

                                                    SIGNATURES

Pursuant to the  requirements  of the Securities  Exchange Act of 1934 and the Investment  Company Act of 1940, the
registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: September 1, 2004                                                THRIVENT SERIES FUND, INC.

                                                                       By: /s/ Pamela J. Moret
                                                                           --------------------------
                                                                           Pamela J. Moret
                                                                           President

Pursuant to the  requirements of the Securities  Exchange Act of 1934 and the Investment  Company Act of 1940, this report has been signed below by the following  persons on behalf of the  registrant  and in the  capacities  and on the dates indicated.

Date: September 1, 2004                                                By: /s/ Pamela J. Moret
                                                                           -----------------------------------------
                                                                           Pamela J. Moret
                                                                           President

Date: September 1, 2004                                                By: /s/ Charles D. Gariboldi
                                                                           -----------------------------------------
                                                                           Charles D. Gariboldi
                                                                           Treasurer

                                            CERTIFICATION BY PRESIDENT

I, Pamela J. Moret, certify that:

1.   I have reviewed this report on Form N-CSR of Thrivent Series Fund, Inc.;

2.   Based on my knowledge,  this report does not contain any untrue  statement of a material fact or omit to state a material  fact  necessary  to make the  statements  made,  in light of the  circumstances  under  which such statements were made, not misleading with respect to the period covered by this report;

3.   Based on my knowledge,  the financial  statements,  and other financial  information  included in this report, fairly  present in all material  respects  the  financial  condition,  results of  operations,  changes in net assets,  and cash flows (if the  financial  statements  are  required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.   The  registrant's  other  certifying  officer(s) and I are  responsible for  establishing  and maintaining disclosure  controls and procedures  (as defined in Rule 30a-2(c)  under the  Investment  Company Act of 1940)
     and internal  control over financial  reporting (as defined in Rule 30a-3(d) under the Investment  Company Act of 1940) for the registrant and have:

     a)  Designed such  disclosure  controls and procedures,  or caused such disclosure  controls and procedures to be  designed  under our  supervision,  to ensure that  material  information  relating to the  registrant, including  its  consolidated  subsidiaries,  is  made  known  to  us  by  others  within  those  entities, particularly during the period in which this report is being prepared;

     b)  Designed such internal  control over financial  reporting,  or caused such internal control over financial
         reporting  to  be  designed  under  our  supervision,   to  provide  reasonable  assurance  regarding  the
         reliability of financial  reporting and the preparation of financial  statements for external  purposes in accordance with generally accepted accounting principles;

     c)  Evaluated the effectiveness of the registrant's  disclosure  controls and procedures and presented in this report our conclusions  about the  effectiveness of the disclosure  controls and procedures,  as of a date within 90 days prior to the filing date of this report based on such evaluation; and

     d)  Disclosed in this report any change in the  registrant's  internal  control over financial  reporting that occurred during the registrant's  most recent fiscal half-year (the  registrant's  second fiscal half-year in the case of an annual  report) that has  materially  affected,  or is  reasonably  likely to materially affect, the registrant's internal control over financial reporting; and

5.   The  registrant's  other  certifying  officer(s) and I have disclosed to  registrant's  auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

     a)  All  significant  deficiencies  and material  weaknesses  in the design or operation of internal  controls over financial  reporting  which are reasonably  likely to adversely  affect the  registrant's  ability to record, process, summarize, and report financial information; and

     b)  Any fraud,  whether or not material,  that involves  management or other  employees who have a significant role in the registrant's internal control over financial reporting.

Date: September 1, 2004                                       /s/ Pamela J. Moret
                                                              -----------------------------------------
                                                              Pamela J. Moret
                                                              President

                                            CERTIFICATION BY TREASURER

I, Charles D. Gariboldi, certify that:

1.   I have reviewed this report on Form N-CSR of Thrivent Series Fund, Inc.;

2.   Based on my knowledge,  this report does not contain any untrue  statement of a material fact or omit to state a material  fact  necessary  to make the  statements  made,  in light of the  circumstances  under  which such statements were made, not misleading with respect to the period covered by this report;

3.   Based on my  knowledge,  the  financial  statements,  and other  financial  information  included  in this report,  fairly present in all material respects the financial  condition,  results of operations,  changes in net assets,  and cash flows (if the  financial  statements  are required to include a statement of cash flows)
     of the registrant as of, and for, the periods presented in this report;

4.   The  registrant's  other  certifying  officer(s) and I are  responsible for  establishing  and maintaining disclosure  controls and procedures  (as defined in Rule 30a-2(c)  under the  Investment  Company Act of 1940)
     and internal  control over financial  reporting (as defined in Rule 30a-3(d) under the Investment  Company Act of 1940) for the registrant and have:

     a)  Designed such  disclosure  controls and procedures,  or caused such disclosure  controls and procedures to be  designed  under  our  supervision,  to  ensure  that  material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

     b)  Designed such internal  control over financial  reporting,  or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance  regarding the reliability of financial  reporting and the  preparation  of financial  statements for external purposes in accordance with generally accepted accounting principles;

     c)  Evaluated the effectiveness of the registrant's  disclosure  controls and procedures and presented in this report our conclusions  about the  effectiveness of the disclosure  controls and procedures,  as of a date within 90 days prior to the filing date of this report based on such evaluation; and

     d)  Disclosed in this report any change in the  registrant's  internal  control over financial  reporting that occurred during the registrant's  most recent fiscal half-year (the  registrant's  second fiscal half-year in the case of an annual  report) that has  materially  affected,  or is  reasonably  likely to materially affect, the registrant's internal control over financial reporting; and

5.   The  registrant's  other  certifying  officer(s) and I have disclosed to  registrant's  auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

     a)  All  significant  deficiencies  and material  weaknesses  in the design or operation of internal  controls over financial  reporting  which are reasonably  likely to adversely  affect the  registrant's  ability to record, process, summarize, and report financial information; and

     b)  Any fraud,  whether or not material,  that involves  management or other  employees who have a significant role in the registrant's internal control over financial reporting.

Date: September 1, 2004                                       /s/ Charles D. Gariboldi
                                                              -----------------------------------------
                                                              Charles D. Gariboldi
                                                              Treasurer

                           CERTIFICATION UNDER SECTION 906 OF SARBANES-OXLEY ACT OF 2002

Name of Registrant:  Thrivent Series Fund, Inc.

In connection with the Report on Form N-CSR for the above-named  issuer,  the  undersigned  hereby certify,  to the best of her or his knowledge, that:

1.   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act
     of 1934; and

2.   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: September 1, 2004                              /s/ Pamela J. Moret
                                                     -------------------------------------------
                                                     Pamela J. Moret
                                                     President

Date: September 1, 2004                              /s/ Charles D. Gariboldi
                                                     ---------------------------------------
                                                     Charles D. Gariboldi
                                                     Treasurer